UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-09301

TIAA-CREF FUNDS

(Exact Name of Registrant as specified in charter)

730 Third Avenue, New York, New York 10017-3206

(Address of Principal Executive Offices) (Zip code)

Jeremy D. Franklin, Esq.

c/o TIAA-CREF

8500 Andrew Carnegie Blvd.

Charlotte, NC 28262-8500

(Name and address of agent for service)

Registrant’s telephone number, including area code: 704-595-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Reports to Stockholders.

2014 Annual Report

TIAA-CREF Funds

Equity Funds

October 31, 2014

Understanding your report from TIAA-CREF Funds

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Funds listed on the cover of this report.

This annual report contains information about the holdings and investment performance of the TIAA-CREF Funds as of October 31, 2014. The report contains three main sections:

•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2014.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at tiaa-cref.org, or call 800 842-2252 for the Institutional, Premier and Retirement classes or 800 223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at tiaa-cref.org; or
•	By calling us at 800 842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. (Call 202 551-8090 for more information.)

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at tiaa-cref.org or on the SEC’s website at www.sec.gov. You can also call us at 800 842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day investment management of the funds.

2	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

TIAA-CREF Market Monitor

U.S. stocks surge ahead of foreign shares

The domestic and international stock markets painted very different pictures over the twelve-month period. While the Federal Reserve (Fed) scaled back efforts to stimulate the economy, which picked up modestly, international markets introduced stimulus programs to boost their sluggish economies. Over the period, the Russell 3000® Index, a broad-based measure of the U.S. stock market, registered 16.1% for the twelve months ended October 31, 2014, while international stock markets overall ended virtually flat despite posting strong gains in terms of their local currencies.

Large- and mid-cap stocks beat small caps

Stocks of large-capitalized companies significantly outperformed those of smaller companies, as measured by the Russell 1000® and Russell 2000® indexes, respectively, although small caps outperformed in the final three months of the reporting period. Over the reporting period, growth stocks marginally outperformed their value counterparts in the broader market, returning 16.4% and 15.8%, respectively, based on Russell 3000 categories.

Real gross domestic product in the United States, which measures the value of all goods and services produced in the nation, rose at an annual rate of 3.9% in the third calendar quarter, according to preliminary estimates released by the Bureau of Economic Analysis. The rate is below the 4.6% rise in the second quarter but above the 2.1% drop in the first. The U.S. Department of Labor reported that the national unemployment rate fell to 5.8% in October—its lowest level since 2008. Year-over-year inflation, as measured by the Consumer Price Index, registered 1.7% at period-end after having risen to 2.1% in May.

International stocks, as measured by the MSCI EAFE Index, underperformed the broad U.S. market by more than 16 percentage points in U.S.-dollar-based terms.

Small caps trail large- and mid-cap equities*

*	Large-cap, mid-cap and small-cap returns are based on the Russell 1000®, Russell Midcap® and Russell 2000® indexes, respectively.

However, the Russell 3000’s relative advantage over the EAFE was largely due to the continued strengthening of the U.S dollar. EAFE returned 6.8% in local currency terms, with component countries such as Japan achieving double-digit gains.

Equities in emerging markets, as measured by the MSCI Emerging Markets Index, returned 0.6%. Economic and geopolitical concerns weighed on overseas markets, although interest rate cuts abroad helped drive performance in several markets, adding to the U.S. dollar’s strength. Eurozone stocks pulled back in the period due, in part, to concerns about the region’s banking system. To encourage bank lending, Europe’s central bank announced a Targeted Longer-Term Refinancing Operations program. The MSCI All Country World ex USA Index, which measures the performance of large- and mid-cap stocks in 45 developed and emerging market countries outside the United States, returned 0.1%. (All returns are in U.S. dollars unless otherwise noted.) Domestic investment-grade bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 4.1% over the twelve months.

Central banks here and abroad take decisive action

Early in the period, U.S. stocks advanced on favorable economic news but dropped in January amid bleak reports. Also, the Fed began tapering its $85 billion monthly purchases of U.S. Treasury bonds and mortgage-backed securities. Brighter employment and retail sales data, strong corporate earnings and reassuring comments from the Fed bolstered stock prices in the spring. Concerns about China’s economy exerted pressure on international stock markets. During the summer, turmoil in the Middle East and Ukraine hurt stock prices worldwide.

In early September, stocks of European companies rose on reports of rate cuts and new monetary stimulus. As the period came to a close, the Fed reaffirmed its plan to keep its short-term interest rate target near zero “for a considerable time” and suggested it may begin to hike rates by mid-2015. The Fed also announced the end of its bond-buying program. Conversely, Japan’s central bank unveiled a similar easing program. Japan’s Nikkei 225 Index surged, and equity markets in other countries rose as well.

The Investment Company Institute estimated that $70.2 billion flowed into stock funds over the twelve months. Inflows totaled $80.7 billion over the first half of the period. There were outflows from May through the beginning of October, but nearly $8.4 billion flowed into stock funds over the final two weeks of the period.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	3

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI All Country World ex USA Index measures the performance of large- and mid-cap stocks in 45 developed and emerging market countries, excluding the United States.

The MSCI EAFE Index measures the performance of the leading stocks in 21 developed market countries outside North America—in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 23 emerging market countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000® Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Mid-cap indexes

The Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher relative forecasted growth rates and price/book ratios.

The Russell Midcap Value Index is a subset of the Russell Midcap Index, which measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The Russell Midcap Value Index measures the performance of those stocks of the Russell Midcap Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

Specialty equity index

The MSCI All Country World Commodity Producers Sector Capped Index measures the performance of the stocks of commodity producers in 44 developed and emerging market nations throughout the world. The index is composed of three sectors—energy, metals and agriculture. The weight of each sector is fixed at one-third of the index.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000, Russell 3000 and Russell Midcap are trademarks and service marks of Russell Investments. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investments. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

4	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs or the costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014–October 31, 2014).

Actual expenses

The first section of each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each share class’s entry shows hypothetical account values and expenses based on the share class’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the share class’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	5

Enhanced Large-Cap Growth Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2014
Information technology	29.3
Consumer discretionary	17.4
Industrials	12.9
Health care	12.7
Consumer staples	10.3
Financials	6.8
Energy	4.3
Materials	3.1
Telecommunication services	2.8
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2014
More than $50 billion	55.5
More than $15 billion–$50 billion	19.3
More than $2 billion–$15 billion	24.8
$2 billion or less	0.4
Total	100.0

Performance for the twelve months ended October 31, 2014

The Enhanced Large-Cap Growth Index Fund returned 14.75%, compared with the 17.11% return of its benchmark, the Russell 1000® Growth Index.

Large-cap growth stocks shine in a rising market

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 16.07% for the reporting period, compared with 28.99% for the previous twelve months. Stocks advanced in response to optimism about the U.S. economy, strong corporate profits and continued easing monetary policy from the Federal Reserve. While the Fed began tapering its monthly bond purchases in January 2014, and ended them entirely in October 2014, it held short-term interest rates near zero.

For the twelve-month period, large-cap growth stocks topped the 16.46% return of large-cap value stocks. Within the growth category, large caps significantly outpaced both small- and mid-cap issues, which returned 8.26% and 14.59%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the five years ended October 31, 2014, the Russell 1000 Growth Index earned an average annual return of 17.43%, outperforming both the 16.49% average gain of the Russell 1000 Value Index and the 17.01% average annual return of the Russell 3000 Index.

Technology and health care drive the benchmark higher

All ten industry sectors of the Russell 1000 Growth Index generated positive returns, and seven achieved double-digit gains. Information technology, the benchmark’s most heavily weighted sector for the period, earned 22.4% and made the largest contribution to returns, helped by a pickup in business spending. Health care made the second-largest contribution, surging 34.8% amid brisk merger and acquisition activity in the sector. Solid gains from industrials (up 15.3%) and consumer discretionary (up 9.4%) also aided benchmark performance. Together, these four sectors represented nearly three-quarters of the benchmark’s total market capitalization at the end of the period.

Performance as of October 31, 2014

		Total	Average annual
		return	total return
Enhanced Large-Cap Growth Index Fund	Inception date	1 year	5 years	since inception
Institutional Class	11/30/2007	14.75%	16.45%	7.53%
Russell 1000 Growth Index	—	17.11	17.43	8.13	*

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Performance is calculated from the inception date of the Institutional Class.

6	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

With a 4.1% return, energy was the worst-performing sector in absolute terms and one of the weakest contributors to benchmark performance. Oil prices fell significantly during the period, pressured by rising supplies of the commodity. Telecommunication services (up 8.0%) also trailed the index substantially, impacted by intense competition in the sector.

Three of the benchmark’s five largest stocks outperformed the return of the benchmark. These stocks were Apple, Microsoft and biotechnology firm Gilead Sciences. By comparison, Coca-Cola and Verizon posted modest gains.

Stock choices trim fund’s relative results

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

During the period, stock selections using the enhanced indexing methodology had both positive and negative effects on the fund’s relative performance, but the net result was to lower the fund’s return relative to that of its benchmark. The biggest detractor was an overweight investment in personal care products distributor Nu Skin Enterprises, which reported declining sales in China. Overweight positions in energy producer Pioneer Natural Resources and software provider Red Hat also detracted, as did an underweight holding in railroad company Union Pacific.

Partly offsetting these negative influences were more favorable results from other investments, including overweight positions in drug maker Allergan, apparel manufacturer Hanesbrands and Jazz Pharmaceuticals. An overweight in food company Hillshire Brands, which was acquired during the period, also bolstered relative performance.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
Enhanced	Beginning	Ending	during
Large-Cap	account	account	period*
Growth	value	value	(5/1/14–
Index Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$1,091.32	$1.79
5% annual hypothetical return
Institutional Class	1,000.00	1,023.49	1.73

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.34% for the Institutional Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	7

Enhanced Large-Cap Value Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2014
Financials	24.1
Health care	15.8
Energy	12.2
Information technology	11.9
Industrials	10.8
Consumer discretionary	8.0
Consumer staples	6.2
Utilities	4.7
Materials	3.8
Telecommunication services	1.7
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2014
More than $50 billion	45.4
More than $15 billion–$50 billion	28.7
More than $2 billion–$15 billion	25.2
$2 billion or less	0.7
Total	100.0

Performance for the twelve months ended October 31, 2014

The Enhanced Large-Cap Value Index Fund returned 14.29%, compared with the 16.46% return of its benchmark, the Russell 1000® Value Index.

Large-cap value stocks rise in a climbing market

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 16.07% for the reporting period, compared with 28.99% for the previous twelve months. Stocks advanced in response to optimism about the U.S. economy, strong corporate profits and continued easing monetary policy from the Federal Reserve. While the Fed began tapering its monthly bond purchases in January 2014 and ended them entirely in October 2014, it held short-term interest rates near zero.

For the twelve months, large-cap stocks outperformed smaller-cap issues by a wide margin. The performance of large-cap value stocks trailed the 17.11% return of large-cap growth stocks. Within the value category, large-cap stocks outperformed their mid- and small-cap counterparts, which returned 16.18% and 7.89%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the five years ended October 31, 2014, the Russell 1000 Value Index had an average annual gain of 16.49%, compared with the 17.43% average annual return of the Russell 1000 Growth Index and the 17.01% average advance of the Russell 3000 Index.

Financials drive the benchmark’s gain

For the reporting period, all ten industry sectors of the fund’s benchmark produced gains. Financials, the benchmark’s heaviest-weighted sector, made the largest contribution to its return with a gain of 17.7%. The information technology and health care sectors also had strong results, advancing 30.8% and 25.2%, respectively. These three sectors together made up more than half of the index’s total market capitalization on October 31, 2014.

Performance as of October 31, 2014

		Total	Average annual
		return	total return
Enhanced Large-Cap				since
Value Index Fund	Inception date	1 year	5 years	inception
Institutional Class	11/30/2007	14.29%	15.40%	5.35%
Russell 1000 Value Index	—	16.46	16.49	5.97	*

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Performance is calculated from the inception date of the Institutional Class.

8	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

Three of the benchmark’s five largest stocks produced better returns than the Russell 1000 Value Index for the twelve months. These were banking giant Wells Fargo, Berkshire Hathaway and Johnson & Johnson. The returns of Exxon Mobil, the benchmark’s largest holding, and General Electric lagged that of the index.

Stock selection weighs on the fund’s return versus the index

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

During the period, stock selections using the enhanced indexing methodology had both positive and negative effects on the fund’s relative performance, but the net result was to lower the fund’s return relative to that of its benchmark. Under-performing holdings included a nonbenchmark investment in coal and natural gas producer Walter Energy and an overweight position in international mining company Cliffs Natural Resources. Underweighting technology giant Intel and drug maker Merck also detracted from performance relative to the index.

The results of these holdings were partly offset by advantageous stock choices, notably a nonbenchmark position in biotechnology company Gilead Sciences and overweight holdings in semiconductor companies Avago Technologies and Micron Technology. An underweight position in General Electric also aided relative results.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
Enhanced	Beginning	Ending	during
Large-Cap	account	account	period*
Value	value	value	(5/1/14–
Index Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$1,056.71	$1.81
5% annual hypothetical return
Institutional Class	1,000.00	1,023.44	1.79

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.35% for the Institutional Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	9

Growth & Income Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2014
Information technology	20.3
Consumer discretionary	16.8
Health care	16.4
Financials	13.6
Industrials	10.2
Consumer staples	8.1
Energy	6.6
Materials	3.1
Telecommunication services	2.2
Utilities	2.1
Short-term investments, other assets & liabilities, net	0.6
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2014
More than $50 billion	47.9
More than $15 billion–$50 billion	27.1
More than $2 billion–$15 billion	23.0
$2 billion or less	2.0
Total	100.0

Performance for the twelve months ended October 31, 2014

The Growth & Income Fund returned 15.48% for the Institutional Class, compared with the 17.27% return of its benchmark, the S&P 500® Index. The table below shows returns for all share classes of the fund.

Large-cap stocks advance more than the broad market

Over the past twelve months, the large-cap U.S. stocks contained in the S&P 500 Index advanced strongly, outpacing the 16.07% return of the Russell 3000® Index, a proxy for the broad domestic stock market.

While the Federal Reserve pared down its efforts to stimulate the improving domestic economy, monetary policymakers overseas introduced stimulus to help boost their lagging economies. In January, the Fed began scaling back its $85 billion monthly bond purchases under its quantitative easing program, which ended in October. The Fed reaffirmed its plan to keep its short-term interest rate target level near zero “for a considerable time” but implied it may seek to hike rates by mid-2015.

Both domestic and international markets experienced volatility in reaction to conflicts overseas. Nevertheless, U.S. stocks as a whole strongly outperformed international equity indexes, which collectively finished the period near year-ago levels.

Investors responded to global events by becoming more conservative as the year progressed. In general, they lowered their holdings of smaller-capitalization stocks and turned to the perceived relative safety of large caps. This allowed the purely large-cap S&P 500 to finish the year ahead of the Russell 3000 Index, which contains a significant percentage of small- and mid-cap stocks, both of which underperformed large caps for the period.

Performance as of October 31, 2014

		Total	Average annual
		return	total return
Growth & Income Fund	Inception date	1 year	5 years	10 years
Institutional Class	7/1/1999	15.48%	16.40%	10.10%
Premier Class	9/30/2009	15.30	16.22	10.02	*
Retirement Class	10/1/2002	15.26	16.13	9.81
Retail Class	3/31/2006	15.12	16.06	9.92	*
S&P 500 Index	—	17.27	16.69	8.20

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier and Retail classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been estated to reflect the higher expenses of the Premier and Retail classes. If those higher expenses had been eflected, the performance of these two classes shown for these periods would have been lower.

10	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

For the ten years ended October 31, 2014, the S&P 500 Index posted an average annual gain of 8.20%, compared with an average annual return of 8.55% for the Russell 3000 Index.

Information technology stocks lead the index higher

For the reporting period, seven out of the ten industry sectors within the benchmark produced double-digit gains. Information technology, the index’s most heavily weighted sector as of period-end, generated the largest gain with a return of 25.7%. Health care and financials were other sectors that made sizable contributions, advancing 29.7% and 18.2%, respectively. These three sectors together comprised more than half of the index’s total market capitalization as of October 31, 2014. The energy sector had the weakest performance, rising just 4.3%.

Stock choices cause the fund to lag the index

The fund had a double-digit gain but trailed the benchmark by nearly two percentage points for the twelve-month period due to stock decisions that did not work out as expected. Among them were nonbenchmark positions in Talisman Energy and Aegerion Pharmaceuticals and an overweight position in electronics retailer Best Buy.

In contrast, the fund did well with several investments that were not in the benchmark, namely genetics research products developer Illumina, Jazz Pharmaceuticals, Salix Pharmaceuticals, camera maker GoPro and British drug maker Shire. These five holdings were the fund’s top contributors to relative performance.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Growth &	value	value	(5/1/14–
Income Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$1,083.22	$2.31
Premier Class	1,000.00	1,082.41	3.10
Retirement Class	1,000.00	1,082.50	3.62
Retail Class	1,000.00	1,081.76	3.94
5% annual hypothetical return
Institutional Class	1,000.00	1,022.99	2.24
Premier Class	1,000.00	1,022.23	3.01
Retirement Class	1,000.00	1,021.73	3.52
Retail Class	1,000.00	1,021.42	3.82

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.44% for the Institutional Class, 0.59% for the Premier Class, 0.69% for the Retirement Class and 0.75% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	11

Large-Cap Growth Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2014
Information technology	32.6
Health care	21.6
Consumer discretionary	19.6
Financials	7.6
Industrials	6.9
Materials	3.8
Consumer staples	3.5
Telecommunication services	1.9
Energy	1.7
Short-term investments, other assets & liabilities, net	0.8
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2014
More than $50 billion	47.2
More than $15 billion–$50 billion	39.6
More than $2 billion–$15 billion	13.2
Total	100.0

Performance for the twelve months ended October 31, 2014

The Large-Cap Growth Fund returned 18.18% for the Institutional Class, compared with the 17.11% return of its benchmark, the Russell 1000® Growth Index. The table below shows returns for all share classes of the fund.

Large-cap growth stocks shine in a rising market

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 16.07% for the reporting period, compared with 28.99% for the previous twelve months. Stocks advanced in response to optimism about the U.S. economy, strong corporate profits and continued easing monetary policy from the Federal Reserve. While the Fed began tapering its monthly bond purchases in January 2014, and ended them entirely in October 2014, it held short-term interest rates near zero.

For the twelve-month period, large-cap growth stocks topped the 16.46% return of large-cap value stocks. Within the growth category, large caps significantly outpaced both small- and mid-cap issues, which returned 8.26% and 14.59%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the five years ended October 31, 2014, the Russell 1000 Growth Index earned an average annual return of 17.43%, outperforming both the 16.49% average gain of the Russell 1000 Value Index and the 17.01% average annual return of the Russell 3000 Index.

Technology and health care drive the benchmark higher

All ten industry sectors of the Russell 1000 Growth Index generated positive returns, and seven achieved double-digit gains. Information technology, the benchmark’s most heavily weighted sector for the period, earned 22.4% and made the largest contribution, helped by a pickup in business spending. Health

Performance as of October 31, 2014

		Total	Average annual
		return	total return
				since fund
Large-Cap Growth Fund	Inception date	1 year	5 years	inception
Institutional Class	3/31/2006	18.18%	17.73%	8.57%
Premier Class	9/30/2009	17.91	17.55	8.47	*
Retirement Class	3/31/2006	17.89	17.45	8.30
Retail Class	3/31/2006	17.75	17.37	8.28
Russell 1000 Growth Index	—	17.11	17.43	8.65	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.
†	Performance is calculated from the inception date of the Institutional Class.

12	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

care made the second-largest contribution, surging 34.8% amid brisk merger and acquisition activity in the sector. Solid gains from industrials (up 15.3%) and consumer discretionary (up 9.4%) also aided benchmark performance. Together, these four sectors represented nearly three-quarters of the benchmark’s total market capitalization at the end of the period.

With a 4.1% return, energy was the worst-performing sector in absolute terms and one of the weakest contributors to benchmark performance. Oil prices fell significantly during the period, pressured by rising supplies of the commodity. Telecommunication services (up 8.0%) also trailed the index substantially, impacted by intense competition in the sector.

Three of the benchmark’s five largest stocks outperformed the return of the benchmark. These stocks were Apple, Microsoft and biotechnology firm Gilead Sciences. By comparison, Coca-Cola and Verizon posted modest gains.

Stock selections boost the fund’s relative results

For the period, the fund led its benchmark by more than one percentage point on the strength of numerous successful stock choices. The biggest contributors were overweight positions in Facebook and biotechnology company Celgene. Facebook benefited from the growing number of people accessing its networking service on mobile devices. Celgene posted strong sales for its flagship blood cancer treatment. An overweight in Salix Pharmaceuticals also helped relative returns, as did avoiding IBM.

These favorable effects were partly offset by stock selections that did not perform as expected. Chief among these were an underweight holding in Microsoft and overweight investments in Amazon and railroad company Kansas City Southern. A nonbenchmark position in Japanese telecommunications company SoftBank detracted as well, in part because of the generally weak performance of Japanese stocks for the twelve-month period.

$10,000 invested at fund’s inception

Institutional Class (inception March 31, 2006)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Large-Cap	value	value	(5/1/14–
Growth Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$1,122.30	$2.46
Premier Class	1,000.00	1,121.03	3.26
Retirement Class	1,000.00	1,120.76	3.80
Retail Class	1,000.00	1,120.51	4.22
5% annual hypothetical return
Institutional Class	1,000.00	1,022.89	2.35
Premier Class	1,000.00	1,022.13	3.11
Retirement Class	1,000.00	1,021.63	3.62
Retail Class	1,000.00	1,021.22	4.02

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.46% for the Institutional Class, 0.61% for the Premier Class, 0.71% for the Retirement Class and 0.79% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	13

Large-Cap Value Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2014
Financials	26.9
Health care	14.0
Energy	11.7
Information technology	11.6
Industrials	9.4
Consumer discretionary	9.1
Consumer staples	6.7
Utilities	4.0
Telecommunication services	3.4
Materials	3.0
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2014
More than $50 billion	43.2
More than $15 billion–$50 billion	23.5
More than $2 billion–$15 billion	30.6
$2 billion or less	2.7
Total	100.0

Performance for the twelve months ended October 31, 2014

The Large-Cap Value Fund returned 11.78% for the Institutional Class, compared with the 16.46% return of its benchmark, the Russell 1000® Value Index. The table below shows returns for all share classes of the fund.

Large-cap value stocks rise in a climbing market

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 16.07% for the reporting period, compared with 28.99% for the previous twelve months. Stocks advanced in response to optimism about the U.S. economy, strong corporate profits and continued easing monetary policy from the Federal Reserve. While the Fed began tapering its monthly bond purchases in January 2014, and ended them entirely in October 2014, it held short-term interest rates near zero.

For the twelve months, large-cap stocks outperformed smaller-cap issues by a wide margin. The performance of large-cap value stocks trailed the 17.11% return of large-cap growth stocks. Within the value category, large-cap stocks outperformed their mid- and small-cap counterparts, which returned 16.18% and 7.89%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2014, the Russell 1000 Value Index registered an average annual return of 7.90%, lagging the 9.05% average gain of the Russell 1000 Growth Index and the 8.55% return of the Russell 3000 Index.

Financials drive the benchmark’s gain

For the reporting period, all ten industry sectors of the fund’s benchmark produced gains. Financials, the benchmark’s heaviest-weighted sector, made the largest contribution to its return with a gain of 17.7%. The information

Performance as of October 31, 2014

		Total	Average annual
		return	total return
Large-Cap Value Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	11.78%	15.40%	7.83%
Premier Class	9/30/2009	11.59	15.23	7.74	*
Retirement Class	10/1/2002	11.51	15.11	7.55
Retail Class	10/1/2002	11.39	15.04	7.58
Russell 1000 Value Index	—	16.46	16.49	7.90

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

14	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

technology and health care sectors also had strong results, advancing 30.8% and 25.2%, respectively. These three sectors together made up more than half of the index’s total market capitalization on October 31, 2014.

Gains in the energy and telecommunication services sectors were well below the benchmark’s overall return. These sectors advanced 4.2% and 4.7%, respectively. Falling oil prices resulted in weakness for energy stocks, and the telecommunication services sector was hindered by regulatory uncertainty.

Three of the benchmark’s five largest stocks produced better returns than the Russell 1000 Value Index for the twelve months. These were banking giant Wells Fargo, Berkshire Hathaway and Johnson & Johnson. The returns of Exxon Mobil, the benchmark’s largest holding, and General Electric lagged that of the index.

Stock selection restrains the fund’s relative results

Although the fund produced a double-digit gain for the reporting period, it underperformed relative to the benchmark. Stock choices that hampered the fund’s relative return included a nonbenchmark investment in Talisman Energy and an overweight position in international mining company Cliffs Natural Resources. Underweighting technology giant Intel and overweighting consumer staples company Avon and electronics retailer Best Buy also constrained results.

The adverse effect of these holdings was counteracted to some extent by a nonbenchmark position in airline AMR as well as by overweight positions in Internet company Level 3 Communications, natural gas producer Williams Companies and Microsoft. These four companies were among the fund’s top performers. Not investing in Ford also aided the fund’s performance versus the index.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Large-Cap	value	value	(5/1/14–
Value Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$1,039.60	$2.26
Premier Class	1,000.00	1,039.13	3.03
Retirement Class	1,000.00	1,038.63	3.55
Retail Class	1,000.00	1,038.04	3.85
5% annual hypothetical return
Institutional Class	1,000.00	1,022.99	2.24
Premier Class	1,000.00	1,022.23	3.01
Retirement Class	1,000.00	1,021.73	3.52
Retail Class	1,000.00	1,021.42	3.82

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.44% for the Institutional Class, 0.59% for the Premier Class, 0.69% for the Retirement Class and 0.75% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	15

Mid-Cap Growth Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2014
Consumer discretionary	23.5
Information technology	21.5
Health care	12.2
Industrials	12.2
Financials	8.2
Consumer staples	7.8
Energy	4.9
Materials	3.6
Telecommunication services	2.4
Short-term investments, other assets & liabilities, net	3.7
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2014
More than $15 billion–$50 billion	36.3
More than $2 billion–$15 billion	59.2
$2 billion or less	4.5
Total	100.0

Performance for the twelve months ended October 31, 2014

The Mid-Cap Growth Fund returned 10.64% for the Institutional Class, compared with the 14.59% return of its benchmark, the Russell Midcap® Growth Index. The table below shows returns for all share classes of the fund.

Mid-cap growth stocks underperform the broad market

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 16.07% for the reporting period, compared with 28.99% for the previous twelve months. Stocks advanced in response to optimism about the U.S. economy, strong corporate profits and continued easing monetary policy from the Federal Reserve. The Fed began tapering its monthly bond purchases in January 2014 and ended them entirely in October 2014, holding short-term interest rates near zero. For the period, investors favored large-cap stocks over those of smaller companies and growth shares over value issues, based on Russell 3000 index categories.

Within the mid-cap category, growth stocks underperformed their value counterparts, returning 14.59% and 16.18%, respectively, over the period. Mid-cap growth stocks outperformed small-cap growth stocks, which returned 8.26%, but underperformed large-cap growth equities, which returned 17.11%. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2014, the Russell Midcap Growth Index posted an average annual gain of 10.17%, exceeding the 8.55% average return of the Russell 3000 over the same period.

Performance as of October 31, 2014

		Total	Average annual
		return	total return
Mid-Cap Growth Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	10.64%	18.11%	9.69%
Premier Class	9/30/2009	10.48	17.95	9.60	*
Retirement Class	10/1/2002	10.40	17.82	9.41
Retail Class	10/1/2002	10.29	17.77	9.40
Russell Midcap Growth Index	—	14.59	18.73	10.17

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

16	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

Health care stocks lead the way

Nine of the benchmark’s ten industry sectors posted double-digit gains over the twelve months. The best-performing sector was health care, which rose 32.9%. Telecommunications services (up 28.9%), utilities (up 27.5%), consumer staples (up 17.3%) and information technology (up 15.7%) were also among the top performers in the index. Collectively, these five sectors represented more than two-fifths of the benchmark’s total market capitalization on October 31, 2014.

For the period, four of the five largest stocks in the Russell Midcap Growth Index outpaced the return of the benchmark. Illumina, whose products are used in genetic research, performed the best among the five, followed by Vertex Pharmaceuticals, grocery store chain Kroger, software provider Intuit and wireless infrastructure provider Crown Castle International, which underperformed the benchmark.

The fund posts strong results but lags benchmark

The fund produced a strong double-digit gain but trailed its benchmark largely because of stock selections that did not perform as anticipated. The fund’s overweight position in Southwestern Energy was the largest detractor from relative performance. Three nonbenchmark holdings in information technology companies CommVault Systems, Finisar and Ciena also hurt relative returns. An overweight in energy infrastructure provider Chicago Bridge & Iron also detracted from performance relative to the index.

These negative effects were partly countered by results from successful selections, including an overweight in Intercept Pharmaceuticals, Salix Pharmaceuticals and technology manufacturer Avago. The fund’s position in out-of-benchmark investment Acadia Healthcare and an underweight in Whole Foods Market also helped drive the fund’s relative returns.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Mid-Cap	value	value	(5/1/14–
Growth Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$1,075.19	$2.46
Premier Class	1,000.00	1,074.67	3.24
Retirement Class	1,000.00	1,074.04	3.76
Retail Class	1,000.00	1,073.59	4.13
5% annual hypothetical return
Institutional Class	1,000.00	1,022.84	2.40
Premier Class	1,000.00	1,022.08	3.16
Retirement Class	1,000.00	1,021.58	3.67
Retail Class	1,000.00	1,021.22	4.02

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.47% for the Institutional Class, 0.62% for the Premier Class, 0.72% for the Retirement Class and 0.79% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	17

Mid-Cap Value Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2014
Financials	29.5
Health care	11.5
Utilities	11.1
Consumer discretionary	10.5
Information technology	9.2
Energy	8.2
Industrials	7.7
Materials	5.2
Consumer staples	3.6
Telecommunication services	1.0
Short-term investments, other assets & liabilities, net	2.5
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2014
More than $50 billion	0.8
More than $15 billion–$50 billion	38.7
More than $2 billion–$15 billion	57.2
$2 billion or less	3.3
Total	100.0

Performance for the twelve months ended October 31, 2014

The Mid-Cap Value Fund returned 14.91% for the Institutional Class, compared with the 16.18% return of its benchmark, the Russell Midcap® Value Index. The table below shows returns for all share classes of the fund.

Mid-cap value stocks trail the broad market

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 16.07% for the reporting period, compared with 28.99% for the previous twelve months. Stocks advanced in response to optimism about the U.S. economy, strong corporate profits and continued easing monetary policy from the Federal Reserve. The Fed began tapering its monthly bond purchases in January 2014 and ended them entirely in October 2014, holding short-term interest rates near zero. For the period, investors favored large-cap stocks over those of smaller companies and growth shares over value issues based on Russell 3000 index categories.

Within the mid-cap category, value stocks outperformed their growth counterparts, returning 16.18% and 14.59%, respectively, over the period. Mid-cap value stocks also outperformed small-cap value stocks, which returned 7.89%, but slightly underperformed large-cap value equities, which returned 16.46%. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2014, the Russell Midcap Value Index posted an average annual gain of 10.29%, outperforming the 8.55% average annual return of the Russell 3000 over the same period.

Performance as of October 31, 2014

		Total	Average annual
		return	total return
Mid-Cap Value Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	14.91%	17.11%	10.30%
Premier Class	9/30/2009	14.73	16.93	10.21	*
Retirement Class	10/1/2002	14.62	16.81	10.02
Retail Class	10/1/2002	14.52	16.78	10.05
Russell Midcap Value Index	—	16.18	19.19	10.29

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

18	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

Health care stocks lead the way

For the twelve months, all except one of the ten industry sectors of the Russell Midcap Value Index generated double-digit gains. The biggest contribution came from health care, which rose 33.0% and represented 9.6% of the index’s weight at period-end. Other components of the benchmark that posted large gains were telecommunications services (up 32.7%), information technology (up 25.1%), consumer staples (up 20.2%) and utilities (up 19.7%). Together, these five sectors comprised more than one-third of the index’s total market capitalization on October 31, 2014. Only energy finished in negative territory (down 9.6%).

For the period, all of the five largest stocks in the Russell Midcap Value Index outperformed the benchmark. Semiconductor manufacturer Broadcom led the group, followed by Cardinal Health, Cigna, Sempra Energy and utility company PPL. Cardinal Health’s stock rose on higher-than-expected earnings and reports of its plans to create a generic drug-sourcing unit through a joint venture with CVS Caremark.

The fund posts double-digit returns but trails its benchmark

The exclusion of benchmark investments Forest Labs, Alcoa and Southwest Airlines detracted from relative performance. The fund’s nonbenchmark holding in Tallaman Energy and overweight in Rowan Companies PLC, which provides offshore oil well-drilling services, also detracted from the fund’s relative return. The fund’s exclusion of benchmark investment Newmont Mining stock, and overweight positions in Avago Technologies and Dish Network, helped offset some of the fund’s losses relative to the index. The fund’s position in out-of-benchmark investments Questcor Pharmaceuticals and NXP Semiconductors also contributed to the fund’s performance.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Mid-Cap	value	value	(5/1/14–
Value Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$1,054.45	$2.23
Premier Class	1,000.00	1,053.28	3.00
Retirement Class	1,000.00	1,053.06	3.52
Retail Class	1,000.00	1,052.50	3.78
5% annual hypothetical return
Institutional Class	1,000.00	1,023.04	2.19
Premier Class	1,000.00	1,022.28	2.96
Retirement Class	1,000.00	1,021.78	3.47
Retail Class	1,000.00	1,021.53	3.72

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.43% for the Institutional Class, 0.58% for the Premier Class, 0.68% for the Retirement Class and 0.73% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	19

Small-Cap Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2014
Financials	22.9
Information technology	18.2
Industrials	14.7
Health care	14.3
Consumer discretionary	12.8
Energy	4.8
Materials	4.5
Utilities	3.3
Consumer staples	1.9
Telecommunication services	1.2
Short-term investments, other assets & liabilities, net	1.4
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2014
More than $15 billion–$50 billion	0.2
More than $2 billion–$15 billion	51.3
$2 billion or less	48.5
Total	100.0

Performance for the twelve months ended October 31, 2014

The Small-Cap Equity Fund returned 9.40% for the Institutional Class, compared with the 8.06% return of its benchmark, the Russell 2000® Index. The table below shows returns for all share classes of the fund.

Small caps lag the broader market

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 16.07% for the reporting period, compared with 28.99% for the previous twelve months. Stocks advanced in response to optimism about the U.S. economy, strong corporate profits and continued easing monetary policy from the Federal Reserve. While the Fed began tapering its monthly bond purchases in January 2014 and ended them entirely in October 2014, it held short-term interest rates near zero.

For the twelve months, stocks of small-capitalized companies significantly lagged the broader market, as measured by the Russell 3000 Index, although small caps outperformed in the final three months of the reporting period. Over the reporting period, growth stocks marginally outperformed their value counterparts in the broader market, returning 16.39% and 15.76%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2014, the Russell 2000 Index achieved an average annual gain of 8.67%, outpacing the 8.55% average annual return of the Russell 3000 Index over the same period.

Largest sectors lead the index higher

For the period, the return of the benchmark’s industry sectors varied widely. The two largest sectors, financials and information technology, had returns of 11.9% and 9.3%, respectively. Health care saw the biggest gain, with a return of 21.5% for the twelve months, while industrials rose 5.8%. Combined,

Performance as of October 31, 2014

		Total return	Average annual total return
Small-Cap Equity Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	9.40%	17.96%		8.43%
Premier Class	9/30/2009	9.19	17.78	8.34	*
Retirement Class	10/1/2002	9.08	17.66	8.16
Retail Class	10/1/2002	8.98	17.59	8.17
Russell 2000 Index	—	8.06	17.39	8.67

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

20	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

these four sectors constituted almost three-fourths of the benchmark’s total market capitalization on October 31, 2014. Energy was the biggest laggard, with a return of –18.2%. Telecommunication services also declined slightly, with a return of –0.5%.

Of the benchmark’s largest holdings, the strongest performance came from Isis Pharmaceuticals, a biopharmaceutical firm. Other strong performers included Wex, a leading provider of corporate credit card and payment systems, and CNO Financial Group, an insurance holding company. Laggards in the benchmark’s top ten included Aspen Technology, a leading provider of software and services to process industries, and Ultimate Software Group, which specializes in software and payroll solutions for corporate human resource departments.

Strong stock selections boost the fund’s relative performance

The fund outpaced its benchmark by more than one percentage point on the strength of numerous favorable stock selections. The largest contributions came from overweight positions in two energy issues: Penn Virginia and Targa Resources. Overweight positions in information technology companies Synaptics and Ambarella, and biotechnology firm Avanir Pharmaceuticals also made strong contributions to the fund’s relative performance. In addition, the fund benefited from participating in a securities lending program during the twelve-month period, which helped the fund outperform its benchmark.

These positive contributors were partly offset by less favorable stock choices. Chief among these were overweight investments in Infoblox, an information technology firm, Thoratec, a health care provider and Pioneer Energy Services. Two other information technology firms, Gigamon and SunEdison, also detracted from the fund’s relative performance.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Small-Cap	value	value	(5/1/14–
Equity Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$1,062.57	$2.29
Premier Class	1,000.00	1,061.69	3.07
Retirement Class	1,000.00	1,060.82	3.58
Retail Class	1,000.00	1,060.71	4.00
5% annual hypothetical return
Institutional Class	1,000.00	1,022.99	2.24
Premier Class	1,000.00	1,022.23	3.01
Retirement Class	1,000.00	1,021.73	3.52
Retail Class	1,000.00	1,021.32	3.92

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.44% for the Institutional Class, 0.59% for the Premier Class, 0.69% for the Retirement Class and 0.77% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	21

Social Choice Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2014
Financials	20.4
Information technology	17.2
Health care	13.2
Consumer discretionary	12.7
Industrials	10.2
Energy	8.3
Consumer staples	7.3
Materials	4.6
Utilities	3.5
Telecommunication services	2.4
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2014
More than $50 billion	37.6
More than $15 billion–$50 billion	44.0
More than $2 billion–$15 billion	16.3
$2 billion or less	2.1
Total	100.0

Performance for the twelve months ended October 31, 2014

The Social Choice Equity Fund returned 14.82% for the Institutional Class, compared with the 16.07% return of its benchmark, the Russell 3000® Index. The table below shows returns for all share classes of the fund. The fund screens investments by using certain environmental, social and governance criteria, while the benchmark does not.

Stock exclusions detract from relative returns

Because of its social criteria, the fund did not invest in a number of stocks included in the Russell 3000 Index. Avoiding these companies produced mixed results during the twelve-month period, but the net effect was to slightly decrease the fund’s return relative to that of its benchmark.

Stocks absent from the fund that detracted from relative performance included technology giants Apple and Microsoft, social media company Facebook and drug manufacturer Allergan. Earlier in the year, Apple reported its Board of Directors authorized an aggressive stock repurchasing plan. Later in the period, strong sales of iPhones and Macs, particularly to consumers in emerging markets, resulted in higher-than-expected revenue growth.

The largest positive contribution to the fund’s relative performance was the exclusion of Amazon. Amazon’s stock dropped after reporting weaker-than-expected earnings for the fourth-quarter 2013, although its first-quarter 2014 results were favorable. Relative results were also bolstered by avoiding General Electric and Pfizer. In May 2014, Pfizer announced that its profits had dropped 15% due to cheaper generic competition that continued to erode sales of its products and the termination of some of its partnerships with other drug companies.

Performance as of October 31, 2014

		Total return	Average annual total return
Social Choice Equity Fund	Inception date	1 year	5 years	10 years
Institutional Class	7/1/1999	14.82%	16.25%		8.51%
Premier Class	9/30/2009	14.70	16.06	8.42	*
Retirement Class	10/1/2002	14.59	15.96	8.21
Retail Class	3/31/2006	14.58	15.97	8.33	*
Russell 3000 Index	—	16.07	17.01	8.55

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier and Retail classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier and Retail classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

22	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

Fund performance trails that of its benchmark

To compensate for the exclusion of some stocks within the Russell 3000 Index, the fund’s managers use quantitative (mathematical) modeling and other techniques in an attempt to match the overall investment characteristics of the portfolio with those of the index. As a result, some individual securities in the eligible universe may be either overweighted or underweighted relative to the benchmark.

For the period, the fund’s overweight positions in Discovery Communications, Sprint and Ford detracted from its relative performance. Seeking to expand its footprint in Europe, Discovery Communications formed a joint venture with Liberty Global to acquire U.K. production and distribution company All3Media, restructuring the firm’s operations across the United Kingdom, Europe, New Zealand and the United States. Though Sprint’s stock has been under pressure since the beginning of the year, it jumped higher in August following the appointment of a new president and CEO.

The fund’s performance relative to the benchmark was aided by its overweight positions in Gilead Sciences, information technology giants Hewlett-Packard and Intel, Marriott International, Yahoo! and biotechnology firm Amgen. Hewlett-Packard, a top-performing stock in 2013, reported a significant improvement in quarterly earnings on a year-over-year basis, and favorable reviews boosted the stock’s performance. Amgen reported higher-than-expected first- and second-quarter earnings as a result of strong performance in Europe and having acquired back from Roche the rights to anti-infection drugs Neulasta and Neupogen in a number of emerging markets. An overweight stake in chemical and biochemical supplier Sigma-Aldrich also aided the fund’s performance.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Social Choice	value	value	(5/1/14–
Equity Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$1,069.58	$0.94
Premier Class	1,000.00	1,069.12	1.72
Retirement Class	1,000.00	1,068.75	2.24
Retail Class	1,000.00	1,068.46	2.35
5% annual hypothetical return
Institutional Class	1,000.00	1,024.30	0.92
Premier Class	1,000.00	1,023.54	1.68
Retirement Class	1,000.00	1,023.04	2.19
Retail Class	1,000.00	1,022.94	2.29

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.18% for the Institutional Class, 0.33% for the Premier Class, 0.43% for the Retirement Class and 0.45% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	23

Emerging Markets Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2014
Financials	24.2
Information technology	20.1
Consumer discretionary	11.7
Industrials	8.5
Materials	7.8
Consumer staples	6.6
Telecommunication services	5.6
Energy	5.0
Utilities	4.7
Health care	4.0
Short-term investments, other assets & liabilities, net	1.8
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2014
China	14.5
Korea	13.0
India	11.1
Brazil	9.4
Mexico	7.4
Taiwan	7.2
South Africa	3.6
Russia	3.5
Hong Kong	3.1
Philippines	3.1
18 other nations	20.3
Short-term investments	3.8
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2014
More than $50 billion	18.4
More than $15 billion–$50 billion	32.3
More than $2 billion–$15 billion	35.6
$2 billion or less	13.7
Total	100.0

Performance for the twelve months ended October 31, 2014

The Emerging Markets Equity Fund returned –2.79% for the Institutional Class, compared with the 0.64% return of its benchmark, the MSCI Emerging Markets Index. The table below shows returns for all share classes of the fund.

Emerging market stocks lag U.S. equity returns

The MSCI Emerging Markets Index slightly outperformed the –0.60% return of the 21 developed market nations outside North America that comprise the MSCI EAFE Index, yet it lagged the 16.07% gain of the broad U.S. stock market, as measured by the Russell 3000® Index.

Emerging market stocks took many turns throughout the year. Earlier in the period, the benchmark dropped sharply in part due to concerns about China’s growth and the move by the Federal Reserve to start tapering its $85 billion monthly bond purchases under its quantitative easing program. Emerging market equities rallied in the spring, fueled by signals from China that it was committed to improving its economy and reassuring comments from the Fed. The index ended the final fiscal quarter (August 1 to October 31) down 4.21%, but returned 1.18% in October.

For the twelve months, a rising dollar lowered the return of the MSCI Emerging Markets Index for U.S. investors. In terms of local currencies, the index returned 5.56%.

Egypt and Qatar boost the benchmark’s return

For the period, the best-performing country components in the MSCI Emerging Markets were Egypt (up 43.1%), Qatar (up 32.8%) and India (up 29.4%). China, the largest country component of the index in terms of market capitalization at period-end, returned 6.4%. These gains helped offset losses from

Performance as of October 31, 2014

		Total return	Average annual total return
Emerging Markets Equity Fund*	Inception date	1 year	since inception
Institutional Class	8/31/2010	–2.79%	2.48%
Premier Class	8/31/2010	–2.91	2.34
Retirement Class	8/31/2010	–3.05	2.21
Retail Class	8/31/2010	–3.19	2.07
MSCI Emerging Markets Index	—	0.64	3.65	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	Performance is calculated from the inception date of the Institutional Class.

24	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

Greece (down 32.0%), Hungary (down 24.7%), Russia (down 24.4%) and other emerging market countries. Russia’s stock market dropped largely as a result of investors’ concerns about the conflict in Ukraine. Egypt’s investment plans, transactions with energy companies and other news contributed to its market’s strong performance. (All returns are in U.S. dollars.)

Stock choices reduce the fund’s returns

The fund underperformed its benchmark due in large part to stock selections that did not perform as anticipated. The fund’s overweights in Eurobank Ergasias and Piraeus Bank, and a nonbenchmark investment in banking company TCS Group, contributed most to the fund’s underperformance. The fund’s investment in nonbenchmark stock Bharat Forge, and overweight positions in information technology company Largan Precision, helped offset some of the fund’s losses relative to the index.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes, are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception August 31, 2010)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Emerging Markets	value	value	(5/1/14–
Equity Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$1,004.66	$4.75
Premier Class	1,000.00	1,003.73	5.56
Retirement Class	1,000.00	1,002.80	6.01
Retail Class	1,000.00	1,001.87	6.66
5% annual hypothetical return
Institutional Class	1,000.00	1,020.47	4.79
Premier Class	1,000.00	1,019.66	5.60
Retirement Class	1,000.00	1,019.21	6.06
Retail Class	1,000.00	1,018.55	6.72

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.94% for the Institutional Class, 1.10% for the Premier Class, 1.19% for the Retirement Class and 1.32% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	25

Enhanced International Equity Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2014
Financials	26.1
Industrials	12.1
Consumer discretionary	11.6
Health care	10.7
Consumer staples	10.7
Materials	7.4
Energy	6.4
Telecommunication services	5.0
Information technology	4.5
Utilities	3.9
Short-term investments, other assets & liabilities, net	1.6
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2014
Japan	20.4
United Kingdom	19.3
Australia	8.6
France	8.5
Switzerland	8.5
Germany	7.9
Hong Kong	3.2
Sweden	3.2
Spain	3.0
Netherlands	2.9
15 other nations	10.0
Short-term investments	4.5
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2014
More than $50 billion	39.2
More than $15 billion–$50 billion	33.6
More than $2 billion–$15 billion	27.2
Total	100.0

Performance for the twelve months ended October 31, 2014

The Enhanced International Equity Index Fund returned 1.28%, compared with the –0.60% return of its benchmark, the MSCI EAFE Index.

Developed foreign market stocks lag U.S. equities

After advancing 4.44% in the first six months of the reporting period, the MSCI EAFE Index, which measures stock performance in 21 developed market nations outside North America, fell 4.83% in the final six months, due in part to investor concerns regarding geopolitical tensions in the Middle East and Ukraine, China’s economic slowdown and the potentially detrimental effects of rising U.S. interest rates.

However, the strength of the U.S. dollar, which gained more than 14% over the Japanese yen and nearly 9% versus the euro, played the most significant role in the negative performance of developed foreign market stocks. For instance, the EAFE actually rose 6.84% in local currency terms, with country components such as Japan achieving double-digit gains. Yet, when converted to U.S.-dollar-based returns, both the EAFE and Japan showed a small loss.

When compared to domestic equities for the twelve months, the EAFE substantially trailed the 16.07% return of the broad U.S. stock market, as measured by the Russell 3000® Index.

U.S.-dollar-based losses push the benchmark lower

Currency translation was a sizable drag on returns across country members of the EAFE. Despite positive performance, in local currency terms, in all but two of the nations within the index, U.S.-dollar-based returns ended the period in negative territory. France, Germany and Japan, among the larger segments of the EAFE based on market capitalization at the end of the reporting period, declined 6.6%, 5.5% and 0.7%, respectively, when converted to U.S.-dollar-based returns. Additionally, losses in Italy, the Netherlands and Sweden further truncated EAFE’s performance.

Performance as of October 31, 2014

		Total return	Average annual total return
Enhanced International				since
Equity Index Fund*	Inception date	1 year	5 years	inception
Institutional Class	11/30/2007	1.28%	7.93%	–0.23%
MSCI EAFE Index	—	–0.60	6.52	–0.49	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	Performance is calculated from the inception date of the Institutional Class.

26	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

The fund outpaces its benchmark

The fund’s enhanced indexing strategy uses quantitative (mathematical) modeling techniques to construct a portfolio that resembles the risk characteristics of the fund’s benchmark index, while seeking to outperform that index. In terms of portfolio holdings, the fund diverges from its benchmark more than a fund that uses a pure indexing strategy.

The fund benefited from participating in a securities lending program during the twelve-month period, which helped the fund outperform its benchmark.

During the period, stock selections using the fund’s enhanced indexing methodology enabled the fund to outperform the MSCI EAFE Index. Positive contributors included overweight positions in four pharmaceutical firms: Switzerland’s Novartis and Actelion, Japan’s Otsuka Holdings and global giant AstraZeneca. Overweights in financial service companies Prudential, Spain’s CaixaBank and Sweden’s Skandinaviska Enskilda Banken also boosted returns.

These positive effects were partly countered by overweight holdings in Deutsche Lufthansa and U.K. food retailers J Sainsbury and William Morrison Supermarkets. Underweights in Danish health care company Novo Nordisk and German drug maker Bayer also detracted from relative results.

The fund’s returns may sometimes diverge from the returns of its benchmark more than typically expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception November 30, 2007)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
Enhanced	Beginning	Ending	during
International	account	account	period*
Equity	value	value	(5/1/14–
Index Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$959.09	$2.12
5% annual hypothetical return
Institutional Class	1,000.00	1,023.04	2.19

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.43% for the Institutional Class. The expense charges of the fund may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the fund would be higher and its performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	27

Global Natural Resources Fund

Portfolio composition

Sector	% of net assets as of 10/31/2014
Materials	53.7
Energy	32.2
Consumer staples	9.8
Industrials	1.8
Utilities	0.4
Short-term investments, other assets & liabilities, net	2.1
Total	100.0

Holdings by country

% of portfolio investments
as of 10/31/2014
United States	43.0
Canada	13.3
Australia	10.7
Switzerland	3.7
Netherlands	3.6
India	3.2
United Kingdom	2.9
France	2.2
Indonesia	2.1
Japan	1.7
13 other nations	9.7
Short-term investments	3.9
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2014
More than $50 billion	32.2
More than $15 billion–$50 billion	24.2
More than $2 billion–$15 billion	41.9
$2 billion or less	1.7
Total	100.0

Performance for the twelve months ended October 31, 2014

The Global Natural Resources Fund returned –6.80% for the Institutional Class, compared with the –4.55% return of its benchmark, the MSCI All Country World Commodity Producers Sector Capped Index. The table below shows returns for all share classes of the fund.

Global commodity stocks fall amid heightened volatility abroad

During the twelve-month reporting period, the MSCI All Country World Commodity Producers Sector Capped Index, which is equally weighted among the energy, metals and agriculture sectors, lagged the 0.06% return of the broader MSCI All Country World ex USA Index by just over four-and-a-half percentage points.

Most prices fell sharply during this volatile period for commodity stocks. While every sub-sector faced individual headwinds, a strengthening U.S. dollar and the prospect that the Fed might raise interest rates in the middle of 2015 weighed down returns. Global economic growth appeared to have stalled with fears of a weak Europe being added on top of a slowdown in China. In a gloomy macro environment, weak demand growth for commodities was compounded by strong supply growth in several sub-sectors, dragging commodity prices to multi-year lows.

During the period, crude oil prices fell (Brent by 22% and WTI by 16%) driven lower by a recovery in Libyan production and rapidly growing U.S. production. Spot iron ore prices collapsed by nearly 40 percent as a significant increase in mine supply from Australia far outpaced growth in Chinese steel production. Agricultural commodities didn’t fare much better. Corn prices dropped sharply as U.S. corn production appeared headed towards back-to-back record years for production. Precious metals prices (gold, silver and platinum) weakened during the period due to the continued strengthening of the U.S. dollar.

Performance as of October 31, 2014

		Total return	Average annual total return
Global Natural Resources Fund*	Inception date	1 year	since inception
Institutional Class	11/1/2011	–6.80%	–1.66%
Premier Class	11/1/2011	–6.95	–1.82
Retirement Class	11/1/2011	–7.06	–1.90
Retail Class	11/1/2011	–7.02	–2.03
MSCI All Country World Commodity Producers Sector Capped Index	—	–4.55	–0.97	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	Performance is calculated from the inception date of the Institutional Class.

28	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

Stock choices dampen the fund’s return

The fund was hurt by its ownership of two iron ore producers, Australian miner Fortescue Metals as well as U.S. miner Cliffs Natural Resources. The fund was also hurt by its underweight position in Brazilian energy company Petrobras, whose stock rose strongly during the period on investor optimism that there was a possibility of the present incumbent being defeated in Brazil’s presidential elections.

In a declining commodity price environment, the fund benefited from its ownership of several defensive stocks, among them Indian seed producer Kaveri Seeds, which has been gaining market share from rivals. Another positive contributor was U.S. midstream operator Magellan Midstream Partners, whose growth has been driven by rising U.S. crude oil production. Another fund holding, rail operator Canadian Pacific Railway, also contributed to the fund’s return.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustment or the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflecting immediately in the returns of the fund’s benchmark. These changes, are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception November 1, 2011)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Global Natural	value	value	(5/1/14–
Resources Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$895.98	$3.49
Premier Class	1,000.00	894.89	4.20
Retirement Class	1,000.00	894.89	4.68
Retail Class	1,000.00	894.79	5.35
5% annual hypothetical return
Institutional Class	1,000.00	1,021.53	3.72
Premier Class	1,000.00	1,020.77	4.48
Retirement Class	1,000.00	1,020.27	4.99
Retail Class	1,000.00	1,019.56	5.70

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.73% for the Institutional Class, 0.88% for the Premier Class, 0.98% for the Retirement Class and 1.12% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	29

International Equity Fund

Portfolio composition

Sector	% of net assets as of 10/31/2014
Consumer discretionary	25.8
Industrials	23.7
Financials	13.3
Materials	10.5
Consumer staples	10.4
Health care	9.8
Information technology	2.8
Telecommunication services	1.5
Utilities	0.1
Short-term investments, other assets & liabilities, net	2.1
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2014
France	21.6
United Kingdom	18.9
Japan	15.1
Germany	11.1
India	9.3
Switzerland	8.7
Netherlands	5.4
Greece	4.1
Sweden	0.9
Australia	0.7
6 other nations	2.1
Short-term investments	2.1
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2014
More than $50 billion	10.2
More than $15 billion–$50 billion	42.7
More than $2 billion–$15 billion	43.8
$2 billion or less	3.3
Total	100.0

Performance for the twelve months ended October 31, 2014

The International Equity Fund returned –4.43%, compared with the –0.60% return of its benchmark, the MSCI EAFE Index. The table below includes performance data for all share classes of the fund.

Developed foreign market stocks lag U.S. equities

After advancing 4.44% in the first six months of the reporting period, the MSCI EAFE Index, which measures stock performance in 21 developed market nations outside North America, fell 4.83% in the final six months, resulting in a modest loss for the reporting period. Investor concerns regarding geopolitical tensions in the Middle East and Ukraine, China’s economic slowdown and the potentially detrimental effects of rising U.S. interest rates all contributed to the decline.

However, the strength of the U.S. dollar, which gained more than 14% over the Japanese yen and nearly 9% versus the euro, played the most significant role in the negative performance of developed foreign market stocks. For instance, the EAFE actually rose 6.84% in local currency terms, with country components such as Japan achieving double-digit gains. Yet, when converted to U.S.-dollar-based returns, both the EAFE and Japan showed a small loss.

When compared to domestic equities for the twelve months, the EAFE substantially trailed the 16.07% return of the broad U.S. stock market, as measured by the Russell 3000® Index. Similarly, for the ten years ended October 31, 2014, the EAFE’s average annual return of 5.81% lagged the 8.55% average annual gain of the Russell 3000.

U.S.-dollar-based losses push the benchmark lower

Currency translation was a sizable drag on returns across country members of the EAFE. Despite positive performance, in local currency terms, in all but two of the nations within the index, U.S.-dollar-based returns ended the period

Performance as of October 31, 2014

		Total return	Average annual total return
International Equity Fund*	Inception date	1 year	5 years	10 years
Institutional Class	7/1/1999	–4.43%	8.35%		6.05%
Premier Class	9/30/2009	–4.50	8.18	5.97	†
Retirement Class	10/1/2002	–4.62	8.06	5.68
Retail Class	3/31/2006	–4.77	7.99	6.05	†
MSCI EAFE Index	—	–0.60	6.52	5.81

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	The performance shown for the Premier and Retail classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier and Retail classes. If those higher expenses had been reflected, the performance of these two classes shown for these periods would have been lower.

30	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

in negative territory. France, Germany and Japan, among the larger segments of the EAFE based on market capitalization at the end of the reporting period, declined 6.6%, 5.5% and 0.7%, respectively, when converted to U.S.-dollar-based returns. Additionally, losses in countries such as Italy, the Netherlands and Sweden further truncated EAFE’s performance.

The fund trails its benchmark

The fund underperformed its benchmark largely because of unfavorable stock selections. Chief among them were out-of-benchmark holdings in National Bank of Greece and Piraeus Bank, also a Greek company, as they continued to struggle with capital shortfalls. Other detractors included underweight positions in pharmaceutical manufacturers Novartis, a Swiss company, and global giant AstraZeneca, as both experienced strong performance during the period.

These negative effects were partly offset by out-of-benchmark holdings in Indian companies Eicher Motors, an automobile manufacturer, and Larsen & Toubro, an engineering and construction firm, as both benefited from profit growth. Other contributors included overweight positions in German drug-maker Bayer and Japanese electronics company Sony.

The fund’s returns may sometimes diverge from the returns of its benchmark more than typically expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
International	value	value	(5/1/14–
Equity Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$912.24	$2.46
Premier Class	1,000.00	912.01	3.18
Retirement Class	1,000.00	910.95	3.66
Retail Class	1,000.00	910.89	4.05
5% annual hypothetical return
Institutional Class	1,000.00	1,022.63	2.60
Premier Class	1,000.00	1,021.88	3.36
Retirement Class	1,000.00	1,021.37	3.87
Retail Class	1,000.00	1,020.97	4.28

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.51% for the Institutional Class, 0.66% for the Premier Class, 0.76% for the Retirement Class and 0.84% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	31

International Opportunities Fund

Portfolio composition

Sector	% of net assets as of 10/31/2014
Financials	19.7
Consumer discretionary	17.9
Industrials	15.2
Health care	14.2
Information technology	13.4
Consumer staples	6.7
Energy	5.0
Materials	4.3
Telecommunication services	0.9
Short-term investments, other assets & liabilities, net	2.7
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2014
United Kingdom	16.3
Japan	14.8
Canada	6.8
China	6.4
France	4.1
Netherlands	3.6
United States	3.3
Switzerland	3.0
Germany	3.0
Taiwan	3.0
17 other nations	27.5
Short-term investments	8.2
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2014
More than $50 billion	25.3
More than $15 billion–$50 billion	19.6
More than $2 billion–$15 billion	38.9
$2 billion or less	16.2
Total	100.0

Performance for the twelve months ended October 31, 2014

The International Opportunities Fund returned –3.59%, compared with the 0.06% return of its benchmark, the MSCI All Country World ex USA Index. The table below includes performance data for all share classes of the fund.

Foreign market stocks lag U.S. equities

After advancing 2.91% in the first six months of the reporting period, the MSCI All Country World ex USA Index, which measures stock performance in 45 developed and emerging market nations, fell 2.77% in the final six months, resulting in a slight gain for the reporting period. Despite the marginal increase, investor concerns regarding geopolitical tensions in the Middle East and Ukraine, China’s economic slowdown and the potentially detrimental effects of rising U.S. interest rates all weighed down returns. However, the strength of the U.S. dollar, which gained more than 14% over the Japanese yen and nearly 9% versus the euro, played the most significant role in hampering the performance of foreign market stocks.

Emerging market stocks, as measured by the MSCI Emerging Markets Index, climbed to 0.64%, outpacing the All Country World ex USA for the period. Strong performances in emerging Asia and Africa were the primary drivers.

When compared to domestic equities for the twelve months, the AC World ex USA substantially trailed the 16.07% return of the broad U.S. stock market, as measured by the Russell 3000® Index.

U.S.-dollar-based losses weigh down benchmark results

Currency translation was a sizable drag on returns across country members of the AC World ex USA. Despite positive performance, in local currency terms, in most of the nations within the index, U.S.-dollar-based returns ended the period up only slightly. France, Germany and Japan, among the

Performance as of October 31, 2014

		Total return	Average annual total return
International Opportunities Fund*	Inception date	1 year	since inception
Institutional Class	4/12/2013	–3.59%	3.12%
Premier Class	4/12/2013	–3.77	2.94
Retirement Class	4/12/2013	–3.88	2.86
Retail Class	4/12/2013	–3.96	2.74
MSCI All Country World ex USA Index	—	0.06	5.89	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	Performance is calculated from the inception date of the Institutional Class.

32	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

larger segments of the AC World ex USA based on market capitalization at the end of the reporting period, declined 6.6%, 5.5% and 0.7%, respectively, when converted to U.S.-dollar-based returns. Conversely, gains in Canada and several emerging market nations partly countered these negative effects.

The fund trails its benchmark

The fund underperformed its benchmark largely because of unfavorable stock selections. They included overweight positions in poorly performing stocks Sanrio Company (retail) and Gemalto (technology), which are based in Japan and the Netherlands, respectively. Other detractors included out-of-benchmark holdings in fashion retailers SuperGroup, a U.K. company, and Italy’s Brunello Cucinelli, as both experienced a drop in sales during the period.

These negative effects were partly offset by overweight positions in pharmaceutical companies that performed favorably. They included Britain’s Shire, Japan’s Sihuan Pharmaceutical and Switzerland’s Novartis. Other contributors included out-of-benchmark positions in British industrial equipment company Ashtead Group and Taiwan’s furniture hardware manufacturer King Slide Works.

The fund also benefited from participating in a securities lending program during the twelve-month period.

The fund’s returns may sometimes diverge from the returns of its benchmark more than typically expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception April 12, 2013)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
International	account	account	period*
Opportunities	value	value	(5/1/14–
Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$956.96	$3.11
Premier Class	1,000.00	956.00	3.89
Retirement Class	1,000.00	955.96	4.34
Retail Class	1,000.00	955.05	4.68
5% annual hypothetical return
Institutional Class	1,000.00	1,022.03	3.21
Premier Class	1,000.00	1,021.22	4.02
Retirement Class	1,000.00	1,020.77	4.48
Retail Class	1,000.00	1,020.42	4.84

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.63% for the Institutional Class, 0.79% for the Premier Class, 0.88% for the Retirement Class and 0.95% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	33

Summary portfolio of investments

Enhanced Large-Cap Growth Index Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$10,066,147	0.6%
CAPITAL GOODS
145,583		Honeywell International, Inc	13,993,438	0.8
124,358		Lockheed Martin Corp	23,698,904	1.3
66,902		Roper Industries, Inc	10,590,587	0.6
131,617		Westinghouse Air Brake Technologies Corp	11,358,547	0.6
		Other	84,635,202	4.8
			144,276,678	8.1
COMMERCIAL & PROFESSIONAL SERVICES			22,027,954	1.2
CONSUMER DURABLES & APPAREL
119,557		Hanesbrands, Inc	12,626,415	0.7
		Other	16,212,815	0.9
			28,839,230	1.6
CONSUMER SERVICES
19,609	*	Chipotle Mexican Grill, Inc (Class A)	12,510,542	0.7
		Other	35,584,596	2.0
			48,095,138	2.7
DIVERSIFIED FINANCIALS
73,187	*	Affiliated Managers Group, Inc	14,622,031	0.8
148,215		Moody’s Corp	14,707,374	0.8
		Other	53,463,232	3.0
			82,792,637	4.6
ENERGY
168,334		EOG Resources, Inc	16,000,147	0.9
297,520		Schlumberger Ltd	29,353,323	1.7
		Other	30,538,541	1.7
			75,892,011	4.3
FOOD & STAPLES RETAILING
179,276		Walgreen Co	11,513,105	0.6
		Other	6,457,818	0.4
			17,970,923	1.0
FOOD, BEVERAGE & TOBACCO
605,658		Altria Group, Inc	29,277,508	1.6
702,379		Coca-Cola Co	29,415,632	1.7
229,356		Kroger Co	12,777,423	0.7
102,570	*	Monster Beverage Corp	10,347,262	0.6
180,172		PepsiCo, Inc	17,327,141	1.0
210,043		Philip Morris International, Inc	18,695,927	1.0
		Other	39,755,244	2.2
			157,596,137	8.8
HEALTH CARE EQUIPMENT & SERVICES			61,037,686	3.4
HOUSEHOLD & PERSONAL PRODUCTS			8,588,712	0.5
INSURANCE			11,494,774	0.6
Shares		Company	Value	% of net assets
MATERIALS
119,664		LyondellBasell Industries AF S.C.A	$10,964,812	0.6%
		Other	43,672,377	2.5
			54,637,189	3.1
MEDIA
348,988		Comcast Corp (Class A)	19,316,486	1.1
152,236		Walt Disney Co	13,911,326	0.8
		Other	36,966,495	2.0
			70,194,307	3.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
418,931		AbbVie, Inc	26,585,361	1.5
49,012	*	Actavis plc	11,897,173	0.7
38,438	*	Biogen Idec, Inc	12,341,673	0.7
285,129		Bristol-Myers Squibb Co	16,591,656	0.9
200,335	*	Celgene Corp	21,453,875	1.2
310,979	*	Gilead Sciences, Inc	34,829,648	2.0
105,828		Johnson & Johnson	11,406,142	0.6
		Other	30,831,377	1.7
			165,936,905	9.3
REAL ESTATE			27,413,561	1.5
RETAILING
46,653	*	Amazon.com, Inc	14,250,626	0.8
381,200		Best Buy Co, Inc	13,014,168	0.7
281,946		Home Depot, Inc	27,495,374	1.5
209,686		Lowe’s Companies, Inc	11,994,039	0.7
20,610	*	Priceline.com, Inc	24,859,988	1.4
123,849	*	TripAdvisor, Inc	10,980,452	0.6
		Other	51,127,943	2.9
			153,722,590	8.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
353,714	*	Micron Technology, Inc	11,704,397	0.7
268,538		Texas Instruments, Inc	13,335,597	0.7
		Other	10,958,183	0.6
			35,998,177	2.0
SOFTWARE & SERVICES
392,366	*	Facebook, Inc	29,423,526	1.6
102,105	*	FleetCor Technologies, Inc	15,372,929	0.9
97,235	*	Google, Inc	54,362,144	3.0
24,242	*	Google, Inc (Class A)	13,766,305	0.8
117,828		International Business Machines Corp	19,370,923	1.1
225,800		Mastercard, Inc (Class A)	18,910,750	1.1
1,079,755		Microsoft Corp	50,694,497	2.8
642,776		Oracle Corp	25,100,403	1.4
129,921		Visa, Inc (Class A)	31,366,827	1.8
		Other	67,917,953	3.8
			326,286,257	18.3
TECHNOLOGY HARDWARE & EQUIPMENT
1,114,102		Apple, Inc	120,323,016	6.7
315,164		Qualcomm, Inc	24,743,526	1.4
		Other	17,030,097	1.0
			162,096,639	9.1

34	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Enhanced Large-Cap Growth Index Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
TELECOMMUNICATION SERVICES
831,629		Verizon Communications, Inc	$41,789,357	2.3%
		Other	8,130,910	0.5
			49,920,267	2.8
TRANSPORTATION
120,391		Union Pacific Corp	14,019,532	0.8
121,761		United Parcel Service, Inc (Class B)	12,773,946	0.7
		Other	36,480,328	2.1
			63,273,806	3.6
		TOTAL COMMON STOCKS
		(Cost $1,391,362,251)	1,778,157,725	99.6

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
28,698,961	c	TIAA-CREF Short Term Lending Portfolio of the
		State Street Navigator Securities Lending Trust	28,698,961	1.6
			28,698,961	1.6
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $28,698,961)	28,698,961	1.6
		TOTAL PORTFOLIO
		(Cost $1,420,061,212)	1,806,856,686	101.2
		OTHER ASSETS & LIABILITIES, NET	(21,635,190)	(1.2)
		NET ASSETS	$1,785,221,496	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/14, the aggregate value of securities on loan is $28,530,307.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	35

Summary portfolio of investments

Enhanced Large-Cap Value Index Fund  ■  October 31, 2014

Shares	Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS		$21,999,234	1.3%
BANKS
1,325,724	Bank of America Corp	22,749,424	1.3
485,700	Citigroup, Inc	25,999,521	1.5
647,500	JPMorgan Chase & Co	39,160,800	2.3
961,800	Wells Fargo & Co	51,061,962	2.9
	Other	23,818,470	1.4
		162,790,177	9.4
CAPITAL GOODS
114,780	Eaton Corp	7,849,804	0.5
1,261,724	General Electric Co	32,565,096	1.9
63,080	Northrop Grumman Corp	8,702,517	0.5
87,750	United Technologies Corp	9,389,250	0.5
	Other	65,345,158	3.8
		123,851,825	7.2
COMMERCIAL & PROFESSIONAL SERVICES		11,483,965	0.7
CONSUMER DURABLES & APPAREL		25,919,418	1.5
CONSUMER SERVICES		13,121,121	0.8
DIVERSIFIED FINANCIALS
138,000	Capital One Financial Corp	11,422,260	0.7
131,300	Discover Financial Services	8,374,314	0.5
86,444	Goldman Sachs Group, Inc	16,423,495	0.9
378,628	Morgan Stanley	13,233,049	0.8
	Other	32,834,118	1.9
		82,287,236	4.8
ENERGY
276,742	Chevron Corp	33,195,203	1.9
240,750	ConocoPhillips	17,370,112	1.0
567,242	Exxon Mobil Corp	54,857,974	3.2
98,900	Hess Corp	8,387,709	0.5
132,900	Occidental Petroleum Corp	11,818,797	0.7
	Other	84,435,603	4.9
		210,065,398	12.2
FOOD & STAPLES RETAILING
153,000	CVS Corp	13,128,930	0.8
	Other	8,392,345	0.5
		21,521,275	1.3
FOOD, BEVERAGE & TOBACCO
173,800	Archer Daniels Midland Co	8,168,600	0.5
109,700	Philip Morris International, Inc	9,764,397	0.5
	Other	37,910,376	2.2
		55,843,373	3.2
HEALTH CARE EQUIPMENT & SERVICES
447,375	Abbott Laboratories	19,501,076	1.1
133,190	Covidien plc	12,312,084	0.7
150,824	UnitedHealth Group, Inc	14,329,788	0.8
71,590	WellPoint, Inc	9,069,737	0.5
	Other	57,605,365	3.4
		112,818,050	6.5
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
274,224		Procter & Gamble Co	$23,931,528	1.4%
		Other	5,320,857	0.3
			29,252,385	1.7
INSURANCE
151,200		American International Group, Inc	8,099,784	0.5
202,424	*	Berkshire Hathaway, Inc (Class B)	28,371,748	1.6
115,490		Prudential Financial, Inc	10,225,485	0.6
		Other	55,148,218	3.2
			101,845,235	5.9
MATERIALS
243,380		Dow Chemical Co	12,022,972	0.7
		Other	54,043,985	3.1
			66,066,957	3.8
MEDIA			29,679,417	1.7
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
153,224		Bristol-Myers Squibb Co	8,916,104	0.5
191,000		Eli Lilly & Co	12,669,030	0.7
342,224		Johnson & Johnson	36,884,903	2.1
393,500		Merck & Co, Inc	22,799,390	1.3
60,000		Perrigo Co plc	9,687,000	0.6
1,065,000		Pfizer, Inc	31,896,750	1.9
69,800		Thermo Electron Corp	8,206,386	0.5
		Other	28,951,603	1.7
			160,011,166	9.3
REAL ESTATE			69,839,222	4.1
RETAILING
236,300		Best Buy Co, Inc	8,067,282	0.5
		Other	38,885,628	2.2
			46,952,910	2.7
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
691,224		Intel Corp	23,508,528	1.3
		Other	27,278,645	1.6
			50,787,173	2.9
SOFTWARE & SERVICES
472,400		Microsoft Corp	22,179,180	1.3
91,390	*	Workday, Inc	8,725,917	0.5
		Other	44,811,743	2.6
			75,716,840	4.4
TECHNOLOGY HARDWARE & EQUIPMENT
728,950		Cisco Systems, Inc	17,837,407	1.0
445,000		Hewlett-Packard Co	15,966,600	0.9
82,100		Western Digital Corp	8,076,177	0.5
		Other	35,816,482	2.1
			77,696,666	4.5
TELECOMMUNICATION SERVICES
507,500		AT&T, Inc	17,681,300	1.0
		Other	12,308,837	0.7
			29,990,137	1.7

36	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Enhanced Large-Cap Value Index Fund  ■  October 31, 2014

Shares	Company	Value	% of net assets
TRANSPORTATION
223,900	Delta Air Lines, Inc	$9,007,497	0.5%
58,900	FedEx Corp	9,859,860	0.6
	Other	31,558,795	1.8
		50,426,152	2.9
UTILITIES
125,750	Dominion Resources, Inc	8,965,975	0.5
134,500	Edison International	8,417,010	0.5
72,990	Sempra Energy	8,028,900	0.5
	Other	54,959,582	3.2
		80,371,467	4.7
	TOTAL COMMON STOCKS
	(Cost $1,304,653,184)	1,710,336,799	99.2

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
29,660,775	c TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	29,660,775	1.7
		29,660,775	1.7
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $29,660,775)	29,660,775	1.7
	TOTAL PORTFOLIO
	(Cost $1,334,313,959)	1,739,997,574	100.9
	OTHER ASSETS & LIABILITIES, NET	(16,064,366)	(0.9)
	NET ASSETS	$1,723,933,208	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/14, the aggregate value of securities on loan is $29,562,260.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	37

Summary portfolio of investments

Growth & Income Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
618,077		Johnson Controls, Inc	$29,204,138	0.6%
		Other	42,108,030	0.9
			71,312,168	1.5
BANKS
4,684,819		Bank of America Corp	80,391,494	1.7
944,951		Citigroup, Inc	50,583,227	1.1
636,155		JPMorgan Chase & Co	38,474,654	0.8
1,307,027		Wells Fargo & Co	69,390,064	1.5
		Other	12,136,167	0.2
			250,975,606	5.3
CAPITAL GOODS
200,613		General Dynamics Corp	28,037,673	0.6
3,450,231		General Electric Co	89,050,462	1.9
545,376		Honeywell International, Inc	52,421,541	1.1
		Other	115,812,462	2.4
			285,322,138	6.0
COMMERCIAL & PROFESSIONAL SERVICES			35,350,756	0.7
CONSUMER DURABLES & APPAREL
622,370		Hasbro, Inc	35,804,946	0.8
1,094,691		Newell Rubbermaid, Inc	36,486,051	0.8
		Other	129,034,662	2.7
			201,325,659	4.3
CONSUMER SERVICES			65,135,543	1.4
DIVERSIFIED FINANCIALS
351,690		American Express Co	31,634,515	0.7
240,503		Ameriprise Financial, Inc	30,344,264	0.6
363,096		Moody’s Corp	36,030,016	0.8
1,512,124		Morgan Stanley	52,848,734	1.1
		Other	54,596,968	1.2
			205,454,497	4.4
ENERGY
578,650		Chevron Corp	69,409,067	1.5
296,681		EOG Resources, Inc	28,199,529	0.6
281,629		Exxon Mobil Corp	27,236,341	0.6
		Other	185,164,038	3.9
			310,008,975	6.6
FOOD & STAPLES RETAILING			30,005,069	0.6
FOOD, BEVERAGE & TOBACCO
407,967	*	Constellation Brands, Inc (Class A)	37,345,299	0.8
541,951		Kroger Co	30,192,090	0.6
735,239		PepsiCo, Inc	70,707,935	1.5
		Other	117,432,229	2.5
			255,677,553	5.4
HEALTH CARE EQUIPMENT & SERVICES
368,728		Covidien plc	34,085,216	0.7
		Other	169,036,008	3.6
			203,121,224	4.3
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
777,597		Procter & Gamble Co	$67,860,890	1.4%
		Other	27,518,501	0.6
			95,379,391	2.0
INSURANCE
291,491		ACE Ltd	31,859,966	0.7
512,482		Allstate Corp	33,234,458	0.7
887,884		Hartford Financial Services Group, Inc	35,142,449	0.7
658,050		Metlife, Inc	35,692,632	0.8
		Other	8,215,847	0.2
			144,145,352	3.1
MATERIALS
637,662		Dow Chemical Co	31,500,503	0.7
		Other	114,089,614	2.4
			145,590,117	3.1
MEDIA
1,026,028		Comcast Corp (Class A)	56,790,650	1.2
468,486		Time Warner, Inc	37,230,582	0.8
653,526		Walt Disney Co	59,719,206	1.3
		Other	73,132,942	1.5
			226,873,380	4.8
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
833,350		AbbVie, Inc	52,884,391	1.1
167,518	*	Actavis plc	40,663,319	0.9
1,123,835		Bristol-Myers Squibb Co	65,395,959	1.4
564,852	*	Celgene Corp	60,490,001	1.3
517,373	*,p	Gilead Sciences, Inc	57,945,776	1.2
859,900		Johnson & Johnson	92,680,022	2.0
		Other	199,183,762	4.2
			569,243,230	12.1
REAL ESTATE			38,806,289	0.9
RETAILING
692,701		Home Depot, Inc	67,552,201	1.4
		Other	158,735,094	3.4
			226,287,295	4.8
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,812,643		Intel Corp	61,647,989	1.3
		Other	83,798,863	1.8
			145,446,852	3.1
SOFTWARE & SERVICES
97,761	*	Alliance Data Systems Corp	27,700,579	0.6
694,389	*,p	Facebook, Inc	52,072,231	1.1
149,763	*	Google, Inc	83,729,498	1.8
2,158,661		Microsoft Corp	101,349,134	2.1
873,383		Oracle Corp	34,105,606	0.7
		Other	188,401,156	4.0
			487,358,204	10.3

38	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Growth & Income Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
1,883,490		Apple, Inc	$203,416,920	4.3%
250,814	*,p	F5 Networks, Inc	30,845,106	0.6
		Other	98,003,900	2.1
			332,265,926	7.0
TELECOMMUNICATION SERVICES
1,314,618		Verizon Communications, Inc	66,059,554	1.4
		Other	36,347,290	0.8
			102,406,844	2.2
TRANSPORTATION
149,345		Canadian Pacific Railway Ltd	31,015,970	0.7
985,448		Delta Air Lines, Inc	39,644,573	0.8
		Other	90,528,981	1.9
			161,189,524	3.4
UTILITIES
284,452		Sempra Energy	31,289,720	0.7
		Other	67,022,602	1.4
			98,312,322	2.1
		TOTAL COMMON STOCKS
		(Cost $3,610,698,159)	4,686,993,914	99.4

PURCHASED OPTIONS

AUTOMOBILES & COMPONENTS			13,500	0.0
CAPITAL GOODS			7,900	0.0
HOUSEHOLD & PERSONAL PRODUCTS			40,000	0.0
MATERIALS			1,600	0.0
SOFTWARE & SERVICES			6,100	0.0
		TOTAL PURCHASED OPTIONS
		(Cost $299,107)	69,100	0.0

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			6,799,975	0.1
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
146,470,319	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$146,470,319	3.1%
			146,470,319	3.1
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $153,270,294)	153,270,294	3.2
		TOTAL PORTFOLIO
		(Cost $3,764,267,560)	4,840,333,308	102.6
		OTHER ASSETS & LIABILITIES, NET	(124,762,176)	(2.6)
		NET ASSETS	$4,715,571,132	100.0%

________

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
p	All or a portion of these securities have been segregated to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/14, the aggregate value of securities on loan is $144,864,808.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	39

Summary portfolio of investments

Large-Cap Growth Fund ■ October 31, 2014

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
188,225	*,e	Tesla Motors, Inc	$45,493,983	1.6%
		Other	19,346,715	0.7
			64,840,698	2.3
CAPITAL GOODS
164,845		Roper Industries, Inc	26,094,963	0.9
127,319		W.W. Grainger, Inc	31,422,329	1.1
		Other	5,608,511	0.2
			63,125,803	2.2
COMMERCIAL & PROFESSIONAL SERVICES
682,670		Nielsen Holdings NV	29,006,648	1.0
516,521	*	Verisk Analytics, Inc	32,205,085	1.2
			61,211,733	2.2
CONSUMER DURABLES & APPAREL
606,599		Nike, Inc (Class B)	56,395,509	2.0
		Other	41,255,606	1.5
			97,651,115	3.5
CONSUMER SERVICES
366,766		Marriott International, Inc (Class A)	27,782,524	1.0
693,353		Starbucks Corp	52,389,753	1.8
		Other	30,959,842	1.1
			111,132,119	3.9
DIVERSIFIED FINANCIALS
222,982		Ameriprise Financial, Inc	28,133,639	1.0
906,445		Charles Schwab Corp	25,987,778	0.9
168,514		IntercontinentalExchange Group, Inc	35,099,781	1.3
605,092		Moody’s Corp	60,043,279	2.1
		Other	45,461,780	1.6
			194,726,257	6.9
ENERGY			48,067,154	1.7
FOOD, BEVERAGE & TOBACCO			44,958,249	1.6
HEALTH CARE EQUIPMENT & SERVICES
616,878		Abbott Laboratories	26,889,712	1.0
462,374	*	Cerner Corp	29,286,769	1.0
52,174	*	Intuitive Surgical, Inc	25,867,869	0.9
			82,044,350	2.9
HOUSEHOLD & PERSONAL PRODUCTS
729,329		Estee Lauder Cos (Class A)	54,830,954	1.9
			54,830,954	1.9
MATERIALS
490,106		Monsanto Co	56,381,794	2.0
123,271		Sherwin-Williams Co	28,298,091	1.0
		Other	23,956,592	0.8
			108,636,477	3.8
Shares		Company	Value	% of net assets
MEDIA
702,286		Comcast Corp (Class A)	$38,871,530	1.4%
337,509		Time Warner, Inc	26,821,840	0.9
520,305		Walt Disney Co	47,545,471	1.7
			113,238,841	4.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
222,569	*	Alexion Pharmaceuticals, Inc	42,590,804	1.5
560,391	*	Alkermes plc	28,327,765	1.0
166,135		Allergan, Inc	31,575,618	1.1
382,988		AstraZeneca plc (ADR)	27,935,145	1.0
117,383	*	Biogen Idec, Inc	37,689,334	1.3
1,005,742		Bristol-Myers Squibb Co	58,524,127	2.1
860,699	*	Celgene Corp	92,172,256	3.2
550,965	*	Gilead Sciences, Inc	61,708,080	2.2
366,290		Perrigo Co plc	59,137,520	2.1
		Other	90,472,235	3.2
			530,132,884	18.7
REAL ESTATE			19,857,568	0.7
RETAILING
186,563	*	Amazon.com, Inc	56,987,534	2.0
550,394		Home Depot, Inc	53,674,423	1.9
		Other	57,770,632	2.0
			168,432,589	5.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			63,501,467	2.2
SOFTWARE & SERVICES
908,520	*	Adobe Systems, Inc	63,705,422	2.3
295,113	*	Alibaba Group Holding Ltd (ADR)	29,098,142	1.0
438,342	*	Autodesk, Inc	25,222,199	0.9
1,070,818	*	Facebook, Inc	80,300,642	2.8
99,008	*	Google, Inc	55,353,393	2.0
99,008	*	Google, Inc (Class A)	56,223,673	2.0
1,018,707		Intuit, Inc	89,656,403	3.2
686,693		Mastercard, Inc (Class A)	57,510,539	2.0
711,011		Microsoft Corp	33,381,966	1.2
637,155	*	Red Hat, Inc	37,541,172	1.3
880,632	*	Salesforce.com, Inc	56,351,642	2.0
249,709		Visa, Inc (Class A)	60,287,244	2.1
889,691	*	Yahoo!, Inc	40,970,270	1.4
		Other	26,971,400	1.0
			712,574,107	25.2
TECHNOLOGY HARDWARE & EQUIPMENT
1,225,001		Apple, Inc	132,300,108	4.7
		Other	15,859,395	0.5
			148,159,503	5.2
TELECOMMUNICATION SERVICES
456,100		Softbank Corp	33,203,811	1.2
		Other	19,119,625	0.7
			52,323,436	1.9

40	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
TRANSPORTATION
131,763		Canadian Pacific Railway Ltd	$27,364,540	1.0%
250,400		Union Pacific Corp	29,159,080	1.0
		Other	14,779,960	0.5
			71,303,580	2.5
		TOTAL COMMON STOCKS
		(Cost $2,109,327,373)	2,810,748,884	99.2

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			15,013,944	0.5

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
67,171,715	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	67,171,715	2.4
			67,171,715	2.4
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $82,185,659)	82,185,659	2.9
		TOTAL PORTFOLIO
		(Cost $2,191,513,032)	2,892,934,543	102.1
		OTHER ASSETS & LIABILITIES, NET	(59,584,255)	(2.1)
		NET ASSETS	$2,833,350,288	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $68,372,253.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	41

Summary portfolio of investments

Large-Cap Value Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$43,341,398	0.8%
BANKS
7,489,771		Bank of America Corp	128,524,470	2.4
1,368,253		Citigroup, Inc	73,242,583	1.4
1,302,700		JPMorgan Chase & Co	78,787,296	1.5
2,497,849		Keycorp	32,971,607	0.6
3,539,742		Regions Financial Corp	35,149,638	0.7
2,771,611		Wells Fargo & Co	147,144,828	2.8
		Other	71,028,191	1.3
			566,848,613	10.7
CAPITAL GOODS
7,115,696		General Electric Co	183,656,114	3.5
		Other	162,331,547	3.0
			345,987,661	6.5
CONSUMER DURABLES & APPAREL
580,554		Hasbro, Inc	33,399,271	0.6
765,098	*	Jarden Corp	49,800,229	1.0
		Other	42,134,754	0.8
			125,334,254	2.4
CONSUMER SERVICES
1,385,753		Extended Stay America, Inc	31,955,464	0.6
		Other	124,445,887	2.3
			156,401,351	2.9
DIVERSIFIED FINANCIALS
1,782,086	*	E*Trade Financial Corp	39,740,518	0.7
884,997		Legg Mason, Inc	46,019,844	0.9
1,568,816		Morgan Stanley	54,830,119	1.0
817,091		State Street Corp	61,657,687	1.2
		Other	90,376,170	1.7
			292,624,338	5.5
ENERGY
994,915		Chevron Corp	119,340,054	2.2
1,007,557		Exxon Mobil Corp	97,440,838	1.8
1,205,802	e	Kinder Morgan, Inc	46,664,537	0.9
1,181,958		Marathon Oil Corp	41,841,313	0.8
7,428,377		Talisman Energy, Inc	47,393,045	0.9
659,742		Williams Cos, Inc	36,622,279	0.7
		Other	232,718,699	4.4
			622,020,765	11.7
FOOD & STAPLES RETAILING
742,644		CVS Corp	63,726,282	1.2
		Other	11,162,271	0.2
			74,888,553	1.4
FOOD, BEVERAGE & TOBACCO
645,892		SABMiller plc	36,533,559	0.7
		Other	95,067,664	1.8
			131,601,223	2.5
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
1,259,165	*	Hologic, Inc	$32,977,531	0.6%
857,688		UnitedHealth Group, Inc	81,488,937	1.5
		Other	110,137,164	2.1
			224,603,632	4.2
HOUSEHOLD & PERSONAL PRODUCTS
1,413,937		Procter & Gamble Co	123,394,282	2.3
		Other	26,582,544	0.5
			149,976,826	2.8
INSURANCE
418,432		ACE Ltd	45,734,618	0.9
611,446		Allstate Corp	39,652,273	0.8
729,407		American International Group, Inc	39,074,333	0.7
447,556	*	Berkshire Hathaway, Inc (Class B)	62,729,449	1.2
987,261		Hartford Financial Services Group, Inc	39,075,791	0.7
827,914		Metlife, Inc	44,906,055	0.8
		Other	115,258,335	2.2
			386,430,854	7.3
MATERIALS
943,212		Sealed Air Corp	34,191,435	0.6
		Other	125,317,695	2.4
			159,509,130	3.0
MEDIA			42,012,060	0.8
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
584,829		Agilent Technologies, Inc	32,329,347	0.6
1,494,716		Johnson & Johnson	161,100,490	3.0
975,803		Merck & Co, Inc	56,538,026	1.1
2,306,758		Pfizer, Inc	69,087,402	1.3
		Other	202,817,941	3.8
			521,873,206	9.8
REAL ESTATE
938,940		Weyerhaeuser Co	31,792,509	0.6
		Other	157,101,552	2.9
			188,894,061	3.5
RETAILING			115,505,212	2.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,035,842		Broadcom Corp (Class A)	43,381,063	0.8
		Other	102,605,726	1.9
			145,986,789	2.7
SOFTWARE & SERVICES
1,765,498		Microsoft Corp	82,890,131	1.6
1,203,162	*	Yahoo!, Inc	55,405,610	1.0
		Other	110,126,060	2.1
			248,421,801	4.7

42	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
2,192,609		Cisco Systems, Inc	$53,653,142	1.0%
1,104,089		EMC Corp	31,720,477	0.6
1,289,770		Hewlett-Packard Co	46,276,948	0.9
4,450,842		Nokia Corp	36,808,463	0.7
		Other	52,468,967	1.0
			220,927,997	4.2
TELECOMMUNICATION SERVICES
2,360,129		AT&T, Inc	82,226,894	1.5
974,901	*	Level 3 Communications, Inc	45,732,606	0.9
		Other	50,474,273	1.0
			178,433,773	3.4
TRANSPORTATION
750,871		Con-Way, Inc	32,565,275	0.6
		Other	119,341,932	2.3
			151,907,207	2.9
UTILITIES
1,044,680		Exelon Corp	38,224,841	0.7
377,524		NextEra Energy, Inc	37,835,455	0.7
		Other	134,623,568	2.6
			210,683,864	4.0
		TOTAL COMMON STOCKS
		(Cost $4,337,968,847)	5,304,214,568	99.8
Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
262,541,188	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$262,541,188	5.0%
			262,541,188	5.0
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $262,541,188)	262,541,188	5.0
		TOTAL PORTFOLIO
		(Cost $4,600,510,035)	5,566,755,756	104.8
		OTHER ASSETS & LIABILITIES, NET	(252,557,735)	(4.8)
		NET ASSETS	$5,314,198,021	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $260,679,999.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	43

Summary portfolio of investments

Mid-Cap Growth Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
70,620	*,e	Tesla Motors, Inc	$17,068,854	1.0%
		Other	11,615,598	0.7
			28,684,452	1.7
BANKS			16,878,019	1.0
CAPITAL GOODS
372,794		Ametek, Inc	19,441,207	1.1
445,716		Fortune Brands Home & Security, Inc	19,277,217	1.1
118,440	p	Roper Industries, Inc	18,749,052	1.1
438,100	*	Spirit Aerosystems Holdings, Inc (Class A)	17,234,854	1.0
		Other	83,229,836	4.8
			157,932,166	9.1
COMMERCIAL & PROFESSIONAL SERVICES
124,316	*	Stericycle, Inc	15,663,816	0.9
			15,663,816	0.9
CONSUMER DURABLES & APPAREL
679,308		DR Horton, Inc	15,481,429	0.9
354,548		Hasbro, Inc	20,397,146	1.2
259,757	*	Michael Kors Holdings Ltd	20,414,303	1.2
127,473		Phillips-Van Heusen Corp	14,576,538	0.8
102,232		Polaris Industries, Inc	15,422,720	0.9
308,736		VF Corp	20,895,252	1.2
		Other	13,879,326	0.8
			121,066,714	7.0
CONSUMER SERVICES
27,461	*	Chipotle Mexican Grill, Inc (Class A)	17,520,118	1.0
		Other	45,376,898	2.6
			62,897,016	3.6
DIVERSIFIED FINANCIALS
505,391	e	iShares Russell Midcap Growth Index Fund	45,899,611	2.7
291,375		McGraw-Hill Financial, Inc	26,363,610	1.5
281,407		Moody’s Corp	27,924,016	1.6
		Other	24,097,938	1.4
			124,285,175	7.2
ENERGY
164,027	*	Concho Resources, Inc	17,883,864	1.0
231,368		EQT Corp	21,757,847	1.3
258,917		Noble Energy, Inc	14,921,387	0.9
		Other	29,944,457	1.7
			84,507,555	4.9
FOOD, BEVERAGE & TOBACCO
271,056	*	Constellation Brands, Inc (Class A)	24,812,466	1.4
103,057	p	Keurig Green Mountain, Inc	15,638,900	0.9
343,811		Kroger Co	19,153,711	1.1
249,104		Lorillard, Inc	15,319,896	0.9
227,357		Mead Johnson Nutrition Co	22,578,824	1.3
		Other	22,536,050	1.3
			120,039,847	6.9
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES
268,000	*	Cerner Corp	$16,975,120	1.0%
358,483	*	Insulet Corp	15,475,711	0.9
282,912	*	Pediatrix Medical Group, Inc	17,662,196	1.0
		Other	36,636,436	2.1
			86,749,463	5.0
HOUSEHOLD & PERSONAL PRODUCTS
212,226		Church & Dwight Co, Inc	15,367,285	0.9
			15,367,285	0.9
MATERIALS
654,619	*	Berry Plastics Group, Inc	17,033,186	1.0
		Other	45,143,698	2.6
			62,176,884	3.6
MEDIA			33,341,091	1.9
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
271,705		Agilent Technologies, Inc	15,019,852	0.9
390,974	*	Alkermes plc	19,763,736	1.1
165,934	*	Vertex Pharmaceuticals, Inc	18,690,806	1.1
		Other	70,889,169	4.1
			124,363,563	7.2
RETAILING
105,012		Advance Auto Parts, Inc	15,432,564	0.9
46,616	*,p	AutoZone, Inc	25,802,888	1.5
367,956		Macy’s, Inc	21,275,216	1.2
132,915	*	O’Reilly Automotive, Inc	23,377,090	1.4
197,632		Tractor Supply Co	14,470,615	0.8
		Other	61,345,998	3.5
			161,704,371	9.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
200,445		Avago Technologies Ltd	17,288,381	1.0
		Other	66,766,687	3.9
			84,055,068	4.9
SOFTWARE & SERVICES
65,059	*	Alliance Data Systems Corp	18,434,468	1.1
145,202	*	FleetCor Technologies, Inc	21,861,613	1.3
586,979	*	Fortinet, Inc	15,290,803	0.9
238,249		Intuit, Inc	20,968,294	1.2
81,000	*	LinkedIn Corp	18,545,760	1.1
640,589	*	QLIK Technologies, Inc	18,160,698	1.0
242,553	*	Red Hat, Inc	14,291,223	0.8
552,924	*	Vantiv, Inc	17,096,410	1.0
		Other	78,358,683	4.5
			223,007,952	12.9
TECHNOLOGY HARDWARE & EQUIPMENT			64,150,248	3.7
TELECOMMUNICATION SERVICES
388,218	*	Level 3 Communications, Inc	18,211,306	1.1
206,273	*	SBA Communications Corp (Class A)	23,170,646	1.3
			41,381,952	2.4

44	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Growth Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
TRANSPORTATION
215,000	p	CH Robinson Worldwide, Inc	$14,880,150	0.9%
		Other	22,411,903	1.3
			37,292,053	2.2
		TOTAL COMMON STOCKS
		(Cost $1,378,801,345)	1,665,544,690	96.3

PURCHASED OPTIONS

RETAILING			4,000	0.0
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			94,800	0.0
TECHNOLOGY HARDWARE & EQUIPMENT			1,000	0.0
		TOTAL PURCHASED OPTIONS
		(Cost $840,266)	99,800	0.0

Principal		Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			13,636,909	0.8
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
163,569,035	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$163,569,035	9.4%
			163,569,035	9.4
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $177,205,944)	177,205,944	10.2
		TOTAL PORTFOLIO
		(Cost $1,556,847,555)	1,842,850,434	106.5
		OTHER ASSETS & LIABILITIES, NET	(112,866,724)	(6.5)
		NET ASSETS	$1,729,983,710	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $164,124,651.
p	All or a portion of these securities have been segregated to cover requirements on open written options contracts.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	45

Summary portfolio of investments

Mid-Cap Value Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS			$59,023,630	1.1%
BANKS
2,406,802		Fifth Third Bancorp	48,111,972	0.9
3,389,170		Huntington Bancshares, Inc	33,586,675	0.7
3,222,167		Keycorp	42,532,604	0.8
874,308		SunTrust Banks, Inc	34,220,415	0.7
		Other	200,146,203	3.9
			358,597,869	7.0
CAPITAL GOODS
520,655		Paccar, Inc	34,009,185	0.7
		Other	212,992,889	4.1
			247,002,074	4.8
COMMERCIAL & PROFESSIONAL SERVICES			17,352,538	0.3
CONSUMER DURABLES & APPAREL			103,201,075	2.0
CONSUMER SERVICES			90,064,624	1.8
DIVERSIFIED FINANCIALS
480,378		Ameriprise Financial, Inc	60,609,292	1.2
		Other	150,050,676	2.9
			210,659,968	4.1
ENERGY
467,000		Anadarko Petroleum Corp	42,861,260	0.8
633,627		Baker Hughes, Inc	33,556,886	0.7
451,889		Tesoro Corp	32,269,393	0.6
557,831		Williams Cos, Inc	30,965,199	0.6
		Other	284,069,849	5.5
			423,722,587	8.2
FOOD & STAPLES RETAILING			8,400,000	0.2
FOOD, BEVERAGE & TOBACCO
1,345,844		Tyson Foods, Inc (Class A)	54,304,805	1.1
		Other	120,518,896	2.3
			174,823,701	3.4
HEALTH CARE EQUIPMENT & SERVICES
2,583,628	*	Boston Scientific Corp	34,310,580	0.7
820,000		Cardinal Health, Inc	64,353,600	1.2
859,572	*	CareFusion Corp	49,313,645	0.9
451,889		Cigna Corp	44,994,588	0.9
235,769		Humana, Inc	32,736,525	0.6
510,832		Omnicare, Inc	34,016,303	0.7
		Other	119,293,302	2.3
			379,018,543	7.3
INSURANCE
319,270		ACE Ltd	34,896,211	0.7
1,326,197		Hartford Financial Services Group, Inc	52,490,877	1.0
618,892		Marsh & McLennan Cos, Inc	33,649,158	0.6
1,016,751		XL Capital Ltd	34,447,524	0.7
		Other	242,902,306	4.7
			398,386,076	7.7
Shares		Company	Value	% of net assets
MATERIALS
716,000		Nucor Corp	$38,706,960	0.7%
412,595	*	WR Grace & Co	39,031,487	0.8
		Other	192,764,189	3.7
			270,502,636	5.2
MEDIA
859,572	*	DISH Network Corp (Class A)	54,711,758	1.1
		Other	53,157,684	1.0
			107,869,442	2.1
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
172,000	*	Actavis plc	41,751,280	0.8
559,950		Agilent Technologies, Inc	30,954,036	0.6
222,998		Perrigo Co plc	36,003,027	0.7
268,500	*	Salix Pharmaceuticals Ltd	38,623,725	0.8
		Other	67,543,037	1.3
			214,875,105	4.2
REAL ESTATE
324,182		AvalonBay Communities, Inc	50,520,523	1.0
281,940		Boston Properties, Inc	35,735,895	0.7
1,420,088		Host Marriott Corp	33,102,251	0.7
987,280		Prologis, Inc	41,120,212	0.8
481,360		Vornado Realty Trust	52,699,293	1.0
		Other	342,519,666	6.6
			555,697,840	10.8
RETAILING
1,208,313	*	Liberty Interactive Corp	31,585,302	0.6
		Other	149,009,958	2.9
			180,595,260	3.5
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,208,313	*	Micron Technology, Inc	39,983,077	0.8
		Other	113,962,381	2.2
			153,945,458	3.0
SOFTWARE & SERVICES
3,782,118		Xerox Corp	50,226,527	1.0
		Other	28,426,119	0.5
			78,652,646	1.5
TECHNOLOGY HARDWARE & EQUIPMENT
603,941		Seagate Technology, Inc	37,945,613	0.7
785,895		TE Connectivity Ltd	48,041,762	0.9
412,595		Western Digital Corp	40,586,970	0.8
		Other	117,456,740	2.3
			244,031,085	4.7
TELECOMMUNICATION SERVICES			51,891,352	1.0
TRANSPORTATION			130,936,529	2.5

46	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Mid-Cap Value Fund  ■  October 31, 2014

Shares	Company	Value	% of net assets
UTILITIES
1,377,086	Centerpoint Energy, Inc	$33,807,461	0.7%
535,391	DTE Energy Co	43,987,725	0.9
854,661	Edison International	53,484,685	1.0
903,778	NiSource, Inc	38,012,903	0.7
1,159,194	PPL Corp	40,560,198	0.8
893,955	Public Service Enterprise Group, Inc	36,929,281	0.7
643,451	Sempra Energy	70,779,610	1.4
982,368	Xcel Energy, Inc	32,879,857	0.6
	Other	224,264,659	4.3
		574,706,379	11.1
	TOTAL COMMON STOCKS
	(Cost $3,559,748,159)	5,033,956,417	97.5

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
	Federal Home Loan Bank (FHLB)
$40,000,000	0.060%, 12/17/14	39,996,933	0.8
	Federal Home Loan Mortgage Corp (FHLMC)
36,210,000	0.045%, 11/26/14	36,208,869	0.7
	Other	20,398,544	0.4
		96,604,346	1.9
Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
87,560,342	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$87,560,342	1.7%
			87,560,342	1.7
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $184,164,688)	184,164,688	3.6
		TOTAL PORTFOLIO
		(Cost $3,743,912,847)	5,218,121,105	101.1
		OTHER ASSETS & LIABILITIES, NET	(54,936,093)	(1.1)
		NET ASSETS	$5,163,185,012	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/14, the aggregate value of securities on loan is $87,194,910.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	47

Summary portfolio of investments

Small-Cap Equity Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
358,674	*	Tenneco, Inc	$18,780,171	0.7%
			18,780,171	0.7
BANKS
1,085,349		Capitol Federal Financial	13,903,321	0.6
703,975		Cathay General Bancorp	18,591,980	0.7
750,011		FirstMerit Corp	13,762,702	0.5
722,361	e	Home Loan Servicing Solutions Ltd	13,876,555	0.5
1,535,584		Investors Bancorp, Inc	16,507,528	0.6
483,857		PrivateBancorp, Inc	15,638,258	0.6
334,143		Prosperity Bancshares, Inc	20,178,896	0.8
737,245		Provident Financial Services, Inc	13,439,976	0.5
823,670	e	Radian Group, Inc	13,878,839	0.5
426,075		Webster Financial Corp	13,353,191	0.5
		Other	87,276,254	3.3
			240,407,500	9.1
CAPITAL GOODS
109,830		Acuity Brands, Inc	15,313,597	0.6
300,842		Applied Industrial Technologies, Inc	14,684,098	0.6
303,286		EMCOR Group, Inc	13,384,011	0.5
532,777	*	Orbital Sciences Corp	14,012,035	0.5
708,975	*,e	Taser International, Inc	13,357,089	0.5
177,800	*	Teledyne Technologies, Inc	18,425,414	0.7
140,370	*	WABCO Holdings, Inc	13,669,231	0.5
		Other	128,095,078	4.8
			230,940,553	8.7
COMMERCIAL & PROFESSIONAL SERVICES
545,927	*	TrueBlue, Inc	13,495,315	0.5
333,875	*	WageWorks, Inc	19,034,214	0.7
		Other	76,009,267	2.9
			108,538,796	4.1
CONSUMER DURABLES & APPAREL
430,750		Brunswick Corp	20,159,100	0.8
		Other	22,425,062	0.8
			42,584,162	1.6
CONSUMER SERVICES
229,749	*	Hyatt Hotels Corp	13,605,736	0.5
206,918		Marriott Vacations Worldwide Corp	14,368,386	0.6
636,449		Service Corp International	13,919,139	0.5
184,200		Vail Resorts, Inc	15,907,512	0.6
		Other	57,595,795	2.2
			115,396,568	4.4
DIVERSIFIED FINANCIALS			31,877,777	1.2
ENERGY
501,468	*	Helix Energy Solutions Group, Inc	13,359,108	0.5
		Other	113,910,145	4.3
			127,269,253	4.8
FOOD & STAPLES RETAILING			13,038,184	0.5
FOOD, BEVERAGE & TOBACCO			38,368,855	1.4
Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES			$165,345,694	6.2%
INSURANCE
269,665	e	HCI Group, Inc	13,709,769	0.5
		Other	70,358,411	2.7
			84,068,180	3.2
MATERIALS
551,200	*	Berry Plastics Group, Inc	14,342,224	0.6
245,340		Minerals Technologies, Inc	18,820,031	0.7
		Other	85,898,394	3.2
			119,060,649	4.5
MEDIA
518,680	*	Live Nation, Inc	13,485,680	0.5
		Other	31,173,904	1.2
			44,659,584	1.7
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
297,470	*,e	Isis Pharmaceuticals, Inc	13,701,468	0.5
		Other	199,859,775	7.6
			213,561,243	8.1
REAL ESTATE
1,250,382		Cousins Properties, Inc	16,267,470	0.6
835,944		CubeSmart	17,596,621	0.7
1,250,932		DiamondRock Hospitality Co	17,950,874	0.7
586,970		DuPont Fabros Technology, Inc	18,178,461	0.7
196,170		EastGroup Properties, Inc	13,508,266	0.5
354,000		LaSalle Hotel Properties	13,880,340	0.5
484,107		RLJ Lodging Trust	15,597,928	0.6
206,554		Sovran Self Storage, Inc	17,575,680	0.7
1,186,700	*	Strategic Hotels & Resorts, Inc	15,249,095	0.6
		Other	104,807,382	3.9
			250,612,117	9.5
RETAILING			116,731,460	4.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			102,096,074	3.8
SOFTWARE & SERVICES
349,942	*	Manhattan Associates, Inc	14,036,174	0.5
134,944	*	Tyler Technologies, Inc	15,102,932	0.6
		Other	208,894,706	7.9
			238,033,812	9.0
TECHNOLOGY HARDWARE & EQUIPMENT
1,160,437	*	QLogic Corp	13,704,761	0.5
627,680	*	Sanmina Corp	15,735,938	0.6
254,149		SYNNEX Corp	17,582,028	0.7
		Other	94,113,249	3.5
			141,135,976	5.3
TELECOMMUNICATION SERVICES			32,529,144	1.2
TRANSPORTATION
182,350		Landstar System, Inc	13,495,723	0.5
		Other	37,253,113	1.4
			50,748,836	1.9

48	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Equity Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
UTILITIES
372,388		American States Water Co	$13,324,043	0.5%
430,203		Avista Corp	15,250,696	0.6
290,355		Black Hills Corp	15,891,129	0.6
		Other	43,997,038	1.6
			88,462,906	3.3
		TOTAL COMMON STOCKS
		(Cost $2,225,219,977)	2,614,247,494	98.6

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
234,863,780	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	234,863,780	8.9
			234,863,780	8.9
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $234,863,780)	234,863,780	8.9
		TOTAL PORTFOLIO
		(Cost $2,460,083,757)	2,849,111,274	107.5
		OTHER ASSETS & LIABILITIES, NET	(198,481,606)	(7.5)
		NET ASSETS	$2,650,629,668	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $233,979,038.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	49

Summary portfolio of investments

Social Choice Equity Fund  ■  October 31, 2014

Shares	Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
1,288,424	Ford Motor Co	$18,153,894	0.7%
	Other	33,871,963	1.2
		52,025,857	1.9
BANKS
203,751	PNC Financial Services Group, Inc	17,602,049	0.6
487,476	US Bancorp	20,766,477	0.8
	Other	56,785,651	2.1
		95,154,177	3.5
CAPITAL GOODS
158,515	3M Co	24,374,851	0.9
222,459	Danaher Corp	17,885,704	0.7
	Other	135,066,004	5.0
		177,326,559	6.6
COMMERCIAL & PROFESSIONAL SERVICES		15,895,614	0.6
CONSUMER DURABLES & APPAREL
191,342	Nike, Inc (Class B)	17,789,066	0.7
	Other	12,053,915	0.4
		29,842,981	1.1
CONSUMER SERVICES
243,689	McDonald’s Corp	22,840,970	0.9
229,928	Starbucks Corp	17,373,360	0.6
	Other	28,415,959	1.1
		68,630,289	2.6
DIVERSIFIED FINANCIALS
241,698	American Express Co	21,740,735	0.8
449,076	Bank of New York Mellon Corp	17,388,223	0.7
50,683	BlackRock, Inc	17,288,478	0.6
213,898	Capital One Financial Corp	17,704,338	0.7
	Other	118,707,753	4.4
		192,829,527	7.2
ENERGY
172,504	EOG Resources, Inc	16,396,505	0.6
186,972	Occidental Petroleum Corp	16,627,420	0.6
	Other	190,387,052	7.1
		223,410,977	8.3
FOOD & STAPLES RETAILING		19,562,959	0.6
FOOD, BEVERAGE & TOBACCO
482,870	Mondelez International, Inc	17,025,996	0.6
305,245	PepsiCo, Inc	29,355,412	1.1
	Other	55,421,073	2.1
		101,802,481	3.8
HEALTH CARE EQUIPMENT & SERVICES
454,870	Abbott Laboratories	19,827,783	0.7
302,054	Medtronic, Inc	20,588,001	0.8
	Other	63,200,369	2.4
		103,616,153	3.9
Shares		Company	Value	% of net assets
HOUSEHOLD & PERSONAL PRODUCTS
263,164		Colgate-Palmolive Co	$17,600,408	0.7%
454,447		Procter & Gamble Co	39,659,590	1.5
		Other	17,164,645	0.6
			74,424,643	2.8
INSURANCE
303,005	*	Berkshire Hathaway, Inc (Class B)	42,469,181	1.6
192,025		Prudential Financial, Inc	17,001,893	0.6
164,433		Travelers Cos, Inc	16,574,846	0.6
		Other	75,282,815	2.8
			151,328,735	5.6
MATERIALS			122,240,341	4.6
MEDIA
115,204		Time Warner Cable, Inc	16,959,181	0.6
259,678		Time Warner, Inc	20,636,611	0.8
		Other	42,700,508	1.6
			80,296,300	3.0
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
171,920		Amgen, Inc	27,881,986	1.0
61,268	*	Biogen Idec, Inc	19,671,929	0.7
419,793		Bristol-Myers Squibb Co	24,427,755	0.9
299,827	*	Gilead Sciences, Inc	33,580,624	1.3
449,033		Johnson & Johnson	48,396,777	1.8
554,620		Merck & Co, Inc	32,134,683	1.2
		Other	63,925,056	2.4
			250,018,810	9.3
REAL ESTATE
103,346		Simon Property Group, Inc	18,520,637	0.7
		Other	92,845,014	3.4
			111,365,651	4.1
RETAILING
341,565		Lowe’s Companies, Inc	19,537,518	0.7
276,662		TJX Companies, Inc	17,518,238	0.7
		Other	73,236,670	2.7
			110,292,426	4.1
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
956,526		Intel Corp	32,531,449	1.2
375,406		Texas Instruments, Inc	18,642,662	0.7
		Other	22,920,119	0.9
			74,094,230	2.8
SOFTWARE & SERVICES
221,788		Accenture plc	17,991,443	0.7
54,964	*	Google, Inc	30,729,273	1.2
53,935	*	Google, Inc (Class A)	30,628,068	1.1
184,708		International Business Machines Corp	30,365,995	1.1
697,975		Oracle Corp	27,255,924	1.0
405,470	*	Yahoo!, Inc	18,671,893	0.7
		Other	113,617,015	4.2
			269,259,611	10.0

50	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Social Choice Equity Fund  ■  October 31, 2014

Shares	Company	Value	% of net assets
TECHNOLOGY HARDWARE & EQUIPMENT
1,100,519	Cisco Systems, Inc	$26,929,700	1.0%
656,862	EMC Corp	18,871,645	0.7
558,308	Hewlett-Packard Co	20,032,091	0.8
355,607	Qualcomm, Inc	27,918,706	1.0
	Other	26,645,138	1.0
		120,397,280	4.5
TELECOMMUNICATION SERVICES
732,919	Verizon Communications, Inc	36,829,180	1.4
	Other	26,523,211	1.0
		63,352,391	2.4
TRANSPORTATION
199,140	United Parcel Service, Inc (Class B)	20,891,777	0.8
	Other	58,696,378	2.2
		79,588,155	3.0
UTILITIES
169,886	NextEra Energy, Inc	17,025,975	0.6
	Other	76,696,345	2.9
		93,722,320	3.5
	TOTAL COMMON STOCKS
	(Cost $1,959,646,396)	2,680,478,467	99.8

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		3,499,840	0.1
TREASURY DEBT		1,599,565	0.1

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED

GOVERNMENT AGENCY DEBT		24,293,798	0.9
TREASURY DEBT
$19,000,000	United States Treasury Bill
	0.08%, 04/24/14	18,995,592	0.7
	Other	41,481,335	1.5
		60,476,927	2.2
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED	84,770,725	3.1
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $89,870,642)	89,870,130	3.3
	TOTAL PORTFOLIO
	(Cost $2,049,517,038)	2,770,348,597	103.1
	OTHER ASSETS & LIABILITIES, NET	(84,580,688)	(3.1)
	NET ASSETS	$2,685,767,909	100.0%

*	Non-income producing.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/14, the aggregate value of securities on loan is $92,363,211.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	51

Summary portfolio of investments

Emerging Markets Equity Fund   ■  October 31, 2014

Principal		Issuer	Value	% of net assets
BONDS

CORPORATE BOND

HONG KONG			$534,000	0.1%
		TOTAL CORPORATE BONDS
		(Cost $534,000)	534,000	0.1
		TOTAL BONDS
		(Cost $534,000)	534,000	0.1

EQUITY-LINKED NOTES

UNITED KINGDOM			3,724,639	0.4
		TOTAL EQUITY-LINKED NOTES
		(Cost $4,319,352)	3,724,639	0.4

Shares		Company
COMMON STOCKS

ARGENTINA			3,609,473	0.4
AUSTRALIA			7,487,995	0.9
BRAZIL
583,500		Banco Bradesco S.A. (Preference)	8,788,175	1.0
905,909		Banco Itau Holding Financeira S.A.	13,435,633	1.5
425,520		Cielo S.A.	6,982,132	0.8
722,596		Kroton Educacional S.A.	5,149,944	0.6
1,319,145		Petroleo Brasileiro S.A.	7,799,134	0.9
		Other	42,050,902	4.8
			84,205,920	9.6
CHILE			3,088,713	0.3
CHINA
20,594	*	Baidu, Inc (ADR)	4,917,229	0.5
2,344,000		China Life Insurance Co Ltd	6,994,427	0.8
3,210,000	e	China Medical System Holdings Ltd	5,918,265	0.7
1,423,000		China Mobile Hong Kong Ltd	17,705,692	2.0
19,928,834		Industrial & Commercial Bank of China	13,231,948	1.5
1,574,900		Tencent Holdings Ltd	25,312,208	2.9
		Other	54,289,773	6.2
			128,369,542	14.6
COLOMBIA			15,004,571	1.7
CZECH REPUBLIC			3,546,766	0.4
EGYPT			4,864,964	0.6
GREECE			22,453,402	2.6
HONG KONG
990,400		AIA Group Ltd	5,526,853	0.6
		Other	22,059,212	2.5
			27,586,065	3.1

Shares		Company	Value	% of net assets
INDIA
544,732		Bharat Forge Ltd	$7,204,146	0.8%
255,550		ICICI Bank Ltd	6,787,189	0.8
121,347		Infosys Technologies Ltd	8,044,164	0.9
196,689		Larsen & Toubro Ltd	5,301,049	0.6
231,275		Lupin Ltd	5,154,219	0.6
696,415		Sun Pharmaceutical Industries Ltd	9,584,732	1.1
608,158		Tata Motors Ltd	5,313,683	0.6
		Other	52,205,801	5.9
			99,594,983	11.3
INDONESIA			16,222,967	1.8
KOREA, REPUBLIC OF
225,594	*	Hynix Semiconductor, Inc	10,060,204	1.1
106,002		Kia Motors Corp	5,148,776	0.6
202,566		Korea Electric Power Corp	8,891,792	1.0
26,260		LG Chem Ltd	4,921,517	0.6
9,071		LG Household & Health Care Ltd	5,287,803	0.6
168,118	*	LG.Philips LCD Co Ltd	4,949,228	0.6
25,365		Samsung Electronics Co Ltd	29,579,204	3.4
178,117		Shinhan Financial Group Co Ltd	8,383,214	0.9
84,373		Woongjin Coway Co Ltd	6,450,036	0.7
		Other	33,391,451	3.8
			117,063,225	13.3
MEXICO
2,452,200		Alfa S.A. de C.V. (Class A)	7,813,898	0.9
6,070,300		America Movil S.A. de C.V. (Series L)	7,406,296	0.9
7,233,404	*,e	Cemex S.A. de C.V.	8,911,328	1.0
674,200		Fomento Economico Mexicano S.A. de C.V.	6,484,536	0.7
1,289,380		Grupo Financiero Banorte S.A. de C.V.	8,271,756	0.9
1,726,200		Grupo Mexico S.A. de C.V. (Series B)	5,931,219	0.7
1,100,100		Grupo Televisa S.A.	7,950,374	0.9
		Other	13,827,059	1.6
			66,596,466	7.6
PHILIPPINES
1,243,147		Universal Robina	5,149,377	0.6
		Other	22,367,919	2.5
			27,517,296	3.1
POLAND			7,614,157	0.9
QATAR			4,862,536	0.6
ROMANIA			1,275,851	0.1
RUSSIA
119,053		Magnit OAO (GDR)	7,990,757	0.9
		Other	23,833,240	2.7
			31,823,997	3.6
SINGAPORE			11,661,952	1.3
SOUTH AFRICA
340,250		Barclays Africa Group Ltd	5,377,396	0.6
379,844		MTN Group Ltd	8,410,904	0.9
110,653		Naspers Ltd (N Shares)	13,801,653	1.6
		Other	4,299,171	0.5
			31,889,124	3.6

52	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Fund  ■  October 31, 2014

Shares	Company	Value	% of net assets
SRI LANKA		$2,847,560	0.3%
TAIWAN
2,652,730	Hon Hai Precision Industry Co, Ltd	8,395,882	0.9
109,000	Largan Precision Co Ltd	7,657,174	0.9
635,000	MediaTek, Inc	9,069,678	1.0
4,998,000	Taiwan Semiconductor Manufacturing Co Ltd	21,665,683	2.5
	Other	18,208,732	2.1
		64,997,149	7.4
THAILAND
1,110,200	Siam Commercial Bank PCL (Foreign)	6,053,958	0.7
	Other	13,279,269	1.5
		19,333,227	2.2
TURKEY		18,207,040	2.1
UNITED ARAB EMIRATES
2,133,406	Emaar Properties PJSC	5,947,579	0.7
1,053,091	First Gulf Bank PJSC	5,300,426	0.6
	Other	5,435,369	0.6
		16,683,374	1.9
UNITED KINGDOM
104,195	SABMiller plc (Johannesburg)	5,871,151	0.7
	Other	1,888,231	0.2
		7,759,382	0.9
UNITED STATES		12,344,272	1.5
	TOTAL COMMON STOCKS
	(Cost $787,934,884)	858,511,969	97.7

PREFERRED STOCKS

PHILIPPINES		3,837	0.0
	TOTAL PREFERRED STOCKS
	(Cost $4,057)	3,837	0.0

RIGHTS / WARRANTS

GREECE		532,428	0.0
	TOTAL RIGHTS / WARRANTS
	(Cost $812,068)	532,428	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
	Federal National Mortgage Association (FNMA)
$10,000,000	0.045%, 11/04/14	9,999,962	1.1
		9,999,962	1.1

Shares		Company	Value	% of net assets
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
23,955,336	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$23,955,336	2.7%
			23,955,336	2.7
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $33,955,298)	33,955,298	3.8
		TOTAL PORTFOLIO
		(Cost $827,559,659)	897,262,171	102.0
		OTHER ASSETS & LIABILITIES, NET	(17,789,498)	(2.0)
		NET ASSETS	$879,472,673	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $22,604,272.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	53

Summary of market values by sector

Emerging Markets Equity Fund  ■  October 31, 2014

Sector	Value	% of net assets
FINANCIALS	$212,583,646	24.2%
INFORMATION TECHNOLOGY	176,781,640	20.1
CONSUMER DISCRETIONARY	103,133,875	11.7
INDUSTRIALS	74,974,334	8.5
MATERIALS	68,564,198	7.8
CONSUMER STAPLES	57,627,360	6.6
TELECOMMUNICATION SERVICES	49,538,787	5.6
ENERGY	43,753,460	5.0
UTILITIES	41,334,309	4.7
HEALTH CARE	35,015,264	4.0
SHORT-TERM INVESTMENTS	33,955,298	3.8
OTHER ASSETS & LIABILITES, NET	(17,789,498)	(2.0)
NET ASSETS	$879,472,673	100.0%

54	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

Enhanced International Equity Index Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
COMMON STOCKS

AUSTRALIA
437,928		BHP Billiton plc	$11,314,571	1.1%
111,756		Commonwealth Bank of Australia	7,946,904	0.8
2,552,566	e	Fortescue Metals Group Ltd	7,878,081	0.7
496,645		Westpac Banking Corp	15,244,151	1.5
		Other	49,174,828	4.8
			91,558,535	8.9
AUSTRIA			1,506,378	0.1
BELGIUM
99,669		InBev NV	11,052,730	1.1
		Other	2,650,073	0.2
			13,702,803	1.3
CHINA			657,558	0.1
DENMARK
3,522		AP Moller - Maersk AS (Class B)	8,218,855	0.8
		Other	11,195,814	1.1
			19,414,669	1.9
FINLAND			12,602,204	1.2
FRANCE
470,112		AXA S.A.	10,858,893	1.0
613,327		Credit Agricole S.A.	9,076,180	0.9
159,948		Total S.A.	9,549,417	0.9
136,352	e	Vinci S.A.	7,782,732	0.8
		Other	53,240,095	5.2
			90,507,317	8.8
GERMANY
82,487		Allianz AG.	13,117,258	1.3
96,487		BASF AG.	8,525,605	0.8
47,516		Continental AG.	9,359,025	0.9
118,610		Daimler AG. (Registered)	9,247,900	0.9
497,484		Deutsche Lufthansa AG.	7,369,066	0.7
47,430		Muenchener Rueckver AG.	9,338,388	0.9
		Other	26,828,228	2.6
			83,785,470	8.1
HONG KONG			34,282,896	3.3
IRELAND			2,639,786	0.3
ISRAEL			5,413,228	0.5
ITALY
382,857		ENI S.p.A.	8,156,728	0.8
		Other	10,870,117	1.1
			19,026,845	1.9

Shares		Company	Value	% of net assets
JAPAN
64,100		Central Japan Railway Co	$9,560,446	0.9%
395,000	e	Daiwa House Industry Co Ltd	7,473,238	0.7
1,140,000		Daiwa Securities Group, Inc	9,009,371	0.9
326,400		Komatsu Ltd	7,706,091	0.7
530,000		Mitsubishi Electric Corp	6,833,708	0.7
116,400		Nippon Telegraph & Telephone Corp	7,242,271	0.7
889,200		Nissan Motor Co Ltd	8,111,015	0.8
250,300		Otsuka Holdings KK	8,780,034	0.9
299,200		Tokio Marine Holdings, Inc	9,594,780	0.9
344,700		Toyota Motor Corp	20,743,073	2.0
		Other	119,532,228	11.6
			214,586,255	20.8
LUXEMBOURG			2,729,283	0.3
NETHERLANDS
441,428		Koninklijke Ahold NV	7,393,316	0.7
294,971		Royal Dutch Shell plc (A Shares)	10,536,881	1.0
245,154		Royal Dutch Shell plc (B Shares)	9,057,319	0.9
		Other	3,584,724	0.4
			30,572,240	3.0
NEW ZEALAND			1,561,789	0.2
NORWAY			6,664,674	0.7
PORTUGAL			3,434,451	0.3
SINGAPORE			12,053,241	1.2
SOUTH AFRICA			2,409,985	0.2
SPAIN
1,729,636		Banco Santander Central Hispano S.A.	15,282,240	1.5
		Other	16,058,009	1.5
			31,340,249	3.0
SWEDEN
869,851		Ericsson (LM) (B Shares)	10,278,504	1.0
669,647		Skandinaviska Enskilda Banken AB (Class A)	8,601,123	0.8
		Other	15,117,166	1.5
			33,996,793	3.3
SWITZERLAND
4,088		Givaudan S.A.	6,826,847	0.7
203,850		Nestle S.A.	14,949,155	1.5
260,553		Novartis AG.	24,180,062	2.3
72,406		Roche Holding AG.	21,367,110	2.1
		Other	23,045,460	2.2
			90,368,634	8.8

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	55

Summary portfolio of investments	concluded

Enhanced International Equity Index Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
UNITED KINGDOM
1,002,580		Aviva plc	$8,385,832	0.8%
353,511		BP plc (ADR)	15,363,588	1.5
194,571		British American Tobacco plc	11,027,817	1.1
1,538,056		BT Group plc	9,067,348	0.9
713,372	*	Fiat DaimlerChrysler Automobiles NV	7,981,136	0.8
711,250		GlaxoSmithKline plc	16,084,182	1.6
1,022,102		HSBC Holdings plc	10,420,701	1.0
2,024,517		Legal & General Group plc	7,503,441	0.7
666,189		National Grid plc	9,886,221	0.9
552,556		Prudential plc	12,795,002	1.2
145,826		Reckitt Benckiser Group plc	12,281,971	1.2
261,727		Unilever NV	10,144,132	1.0
		Other	72,953,849	7.1
			203,895,220	19.8
UNITED STATES			4,476,500	0.4
		TOTAL COMMON STOCKS
		(Cost $931,929,605)	1,013,187,003	98.4

RIGHTS / WARRANTS

SPAIN			329,459	0.0
		TOTAL RIGHTS / WARRANTS
		(Cost $333,260)	329,459	0.0

Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
47,852,875	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$47,852,875	4.6%
			47,852,875	4.6
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $47,852,875)	47,852,875	4.6
		TOTAL PORTFOLIO
		(Cost $980,115,740)	1,061,369,337	103.0
		OTHER ASSETS & LIABILITIES, NET	(31,285,200)	(3.0)
		NET ASSETS	$1,030,084,137	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $45,640,539.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

Enhanced International Equity Index Fund  ■  October 31, 2014

Sector	Value	% of net assets
FINANCIALS	$268,284,848	26.1%
INDUSTRIALS	124,995,821	12.1
CONSUMER DISCRETIONARY	119,913,689	11.6
HEALTH CARE	110,674,053	10.7
CONSUMER STAPLES	110,233,614	10.7
MATERIALS	76,509,963	7.4
ENERGY	65,770,138	6.4
TELECOMMUNICATION SERVICES	50,961,184	5.0
INFORMATION TECHNOLOGY	46,368,609	4.5
UTILITIES	39,804,543	3.9
SHORT-TERM INVESTMENTS	47,852,875	4.6
OTHER ASSETS & LIABILITES, NET	(31,285,200)	(3.0)
NET ASSETS	$1,030,084,137	100.0%

56	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

Global Natural Resources Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
COMMON STOCKS

AUSTRALIA
1,414,628	*	Alumina Ltd	$2,044,548	0.8%
345,268		Amcor Ltd	3,586,241	1.4
173,418		BHP Billiton Ltd	5,188,116	2.0
323,440		BHP Billiton plc	8,356,591	3.3
1,709,774	e	Fortescue Metals Group Ltd	5,276,940	2.1
74,428		Woodside Petroleum Ltd	2,643,708	1.0
		Other	785,165	0.3
			27,881,309	10.9
AUSTRIA			817,582	0.3
CANADA
42,920		Agrium, Inc	4,199,271	1.6
102,800		Alimentation Couche Tard, Inc	3,488,843	1.4
13,282		Canadian Pacific Railway Ltd (Toronto)	2,762,698	1.1
68,000		Franco-Nevada Corp	3,183,248	1.3
69,577		Imperial Oil Ltd	3,347,820	1.3
82,480	e	Inter Pipeline Ltd	2,598,700	1.0
30,097		Keyera Corp	2,394,301	0.9
193,743		Potash Corp of Saskatchewan	6,613,099	2.6
152,517	*	Seven Generations Energy Ltd	3,071,857	1.2
		Other	3,151,880	1.2
			34,811,717	13.6
DENMARK
57,268		Novozymes AS	2,651,891	1.0
			2,651,891	1.0
FINLAND			1,209,292	0.5
FRANCE
95,361		Total S.A.	5,693,362	2.2
			5,693,362	2.2
HONG KONG			678,287	0.3
INDIA
93,598		Britannia Industries Ltd	2,332,357	0.9
141,576		Kaveri Seed Co Ltd	2,127,387	0.8
		Other	3,985,338	1.6
			8,445,082	3.3
INDONESIA
7,220,000		PT Charoen Pokphand Indonesia Tbk	2,510,927	1.0
		Other	2,848,371	1.1
			5,359,298	2.1
JAPAN
114,000		Hitachi Metals Ltd	1,924,639	0.7
		Other	2,486,713	1.0
			4,411,352	1.7
JERSEY, C.I.			1,246,478	0.5
KOREA, REPUBLIC OF
6,594		Korea Zinc Co Ltd	2,483,252	1.0
			2,483,252	1.0
MALAYSIA			2,065,034	0.8
Shares		Company	Value	% of net assets
NETHERLANDS
216,112		Royal Dutch Shell plc (A Shares)	$7,719,899	3.0%
		Other	1,782,728	0.7
			9,502,627	3.7
NORWAY			2,209,823	0.9
POLAND
67,666		KGHM Polska Miedz S.A.	2,609,766	1.0
			2,609,766	1.0
RUSSIA			1,772,621	0.7
SOUTH AFRICA
53,546		Sasol Ltd	2,673,830	1.0
			2,673,830	1.0
SWEDEN
152,484		Boliden AB	2,520,158	1.0
			2,520,158	1.0
SWITZERLAND
865		SGS S.A.	1,901,721	0.7
19,574		Syngenta AG.	6,053,403	2.4
		Other	1,817,101	0.7
			9,772,225	3.8
THAILAND
174,200		PTT PCL (Foreign)	1,971,459	0.8
			1,971,459	0.8
UNITED KINGDOM
93,799		Rio Tinto plc	4,463,092	1.7
		Other	2,995,298	1.2
			7,458,390	2.9
UNITED STATES
36,135		Alliance Holdings GP LP	2,481,029	1.0
188,216		Archer Daniels Midland Co	8,846,152	3.4
40,905		Bunge Ltd	3,626,228	1.4
24,497		CF Industries Holdings, Inc	6,369,220	2.5
67,836		ConocoPhillips	4,894,367	1.9
53,150	*,e	Continental Resources, Inc	2,996,065	1.2
66,664		Enterprise Products Partners LP	2,459,902	1.0
28,193		EOG Resources, Inc	2,679,745	1.0
164,853		Exxon Mobil Corp	15,942,934	6.2
227,306	*	Graphic Packaging Holding Co	2,757,222	1.1
105,520		International Paper Co	5,341,422	2.1
30,593		Magellan Midstream Partners LP	2,504,649	1.0
172,040		Monsanto Co	19,791,482	7.7
9,492		NewMarket Corp	3,682,991	1.4
42,503		Packaging Corp of America	3,063,616	1.2
32,800		Scotts Miracle-Gro Co (Class A)	1,943,072	0.7
185,765		Southern Copper Corp (NY)	5,346,317	2.1
111,618		Steel Dynamics, Inc	2,568,330	1.0
57,632		Western Refining, Inc	2,627,443	1.0
		Other	12,722,624	5.0
			112,644,810	43.9
		TOTAL COMMON STOCKS
		(Cost $239,210,832)	250,889,645	97.9

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	57

Summary portfolio of investments	concluded

Global Natural Resources Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
10,270,649	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$10,270,649	4.0%
			10,270,649	4.0
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $10,270,649)	10,270,649	4.0
		TOTAL PORTFOLIO
		(Cost $249,481,481)	261,160,294	101.9
		OTHER ASSETS & LIABILITIES, NET	(4,803,653)	(1.9)
		NET ASSETS	$256,356,641	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $9,807,762.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

Global Natural Resources Fund  ■  October 31, 2014

Sector	Value	% of net assets
MATERIALS	$137,761,752	53.7%
ENERGY	82,522,300	32.2
CONSUMER STAPLES	24,996,929	9.8
INDUSTRIALS	4,664,419	1.8
UTILITIES	944,245	0.4
SHORT-TERM INVESTMENTS	10,270,649	4.0
OTHER ASSETS & LIABILITES, NET	(4,803,653)	(1.9)
NET ASSETS	$256,356,641	100.0%

58	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

International Equity Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
COMMON STOCKS

AUSTRALIA
876,829	e	BHP Billiton Ltd	$26,231,941	0.7%
			26,231,941	0.7
BELGIUM			13,793,348	0.4
CHINA
26,421,000	*	Intime Retail Group Co Ltd	23,009,667	0.6
			23,009,667	0.6
FRANCE
4,597,512	e	Accor S.A.	193,152,017	5.2
292,932		Aeroports de Paris	34,672,624	0.9
451,088		BNP Paribas	28,347,298	0.8
2,415,852		Compagnie de Saint-Gobain	103,845,028	2.8
1,403,581	e	Essilor International S.A.	154,986,157	4.2
1,591,089		Renault S.A.	118,355,160	3.2
5,455,883		Rexel S.A.	91,708,169	2.5
1,078,506	e	Vinci S.A.	61,559,221	1.7
		Other	8,166,370	0.2
			794,792,044	21.5
GERMANY
1,056,439		Adidas-Salomon AG.	76,978,457	2.1
541,711		Bayer AG.	77,476,461	2.1
535,357		Henkel KGaA (Preference)	52,983,211	1.4
1,274,321		Lanxess AG.	66,374,719	1.8
731,699		Linde AG.	135,038,853	3.7
			408,851,701	11.1
GREECE
2,299,229	*	Hellenic Telecommunications Organization S.A.	25,968,813	0.7
22,579,607	*	National Bank of Greece S.A.	54,464,234	1.5
48,994,901	*	Piraeus Bank S.A.	71,249,514	1.9
			151,682,561	4.1
HONG KONG			404,835	0.0
INDIA
535,861		Eicher Motors Ltd	111,311,983	3.0
5,703,926		HDFC Bank Ltd	84,919,631	2.3
3,833,022		IndusInd Bank Ltd	44,964,431	1.2
3,851,234		Larsen & Toubro Ltd	103,796,252	2.8
			344,992,297	9.3
INDONESIA
36,788,000		PT Indofood Sukses Makmur Tbk	20,779,211	0.6
			20,779,211	0.6
Shares		Company	Value	% of net assets
JAPAN
307,200		Don Quijote Co Ltd	$18,406,157	0.5%
42,000		Fast Retailing Co Ltd	15,613,804	0.4
1,346,100		Hoya Corp	47,634,218	1.3
4,977,400		Mazda Motor Corp	117,599,981	3.2
369,400		Murata Manufacturing Co Ltd	41,505,943	1.1
1,203,000		NGK Insulators Ltd	25,910,234	0.7
3,254,275	*	Olympus Corp	116,844,979	3.1
387,850		Softbank Corp	28,235,252	0.8
3,416,950		Sony Corp	67,461,919	1.8
504,100		Toyota Motor Corp	30,335,316	0.8
		Other	49,877,121	1.4
			559,424,924	15.1
KOREA, REPUBLIC OF			1,773,544	0.1
MEXICO
6,301,200		Qualitas Controladora SAB de C.V.	16,297,841	0.4
		Other	2,154,257	0.1
			18,452,098	0.5
NETHERLANDS
1,435,599		Heineken NV	107,245,151	2.9
5,792,794	*	ING Groep NV	82,954,905	2.2
		Other	9,261,111	0.3
			199,461,167	5.4
SWEDEN
1,656,374		SKF AB (B Shares)	33,222,585	0.9
			33,222,585	0.9
SWITZERLAND
1,381,782		Adecco S.A.	93,659,403	2.5
131,408		Burckhardt Compression Holding AG.	56,300,482	1.5
2,976,234		Clariant AG.	51,914,544	1.4
653,393		Holcim Ltd	46,374,259	1.3
610,992		Swatch Group AG. (Registered)	51,691,520	1.4
		Other	21,268,712	0.6
			321,208,920	8.7
UNITED KINGDOM
1,515,964		Associated British Foods plc	66,902,209	1.8
16,148,457		British Sky Broadcasting plc	228,860,037	6.2
4,392,273		Essentra plc	48,359,704	1.3
29,203,843		Group 4 Securicor plc	119,538,529	3.2
41,090,444		Man Group plc	81,473,016	2.2
774,950		Reckitt Benckiser Group plc	65,268,975	1.8
7,019,550		Tate & Lyle plc	67,935,853	1.9
		Other	19,573,900	0.5
			697,912,223	18.9
		TOTAL COMMON STOCKS
		(Cost $3,642,848,963)	3,615,993,066	97.9

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	59

Summary portfolio of investments	concluded

International Equity Fund  ■  October 31, 2014

Principal		Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			$13,899,551	0.4%
TREASURY DEBT			399,983	0.0

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
64,484,560	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	64,484,560	1.7
			64,484,560	1.7
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $78,784,093)	78,784,094	2.1
		TOTAL PORTFOLIO
		(Cost $3,721,633,056)	3,694,777,160	100.0
		OTHER ASSETS & LIABILITIES, NET	(808,905)	0.0
		NET ASSETS	$3,693,968,255	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $61,504,396.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

Summary of market values by sector

International Equity Fund  ■  October 31, 2014

Sector	Value	% of net assets
CONSUMER DISCRETIONARY	$955,891,909	25.8%
INDUSTRIALS	873,710,874	23.7
FINANCIALS	492,909,166	13.3
MATERIALS	387,044,985	10.5
CONSUMER STAPLES	382,467,586	10.4
HEALTH CARE	363,100,946	9.8
INFORMATION TECHNOLOGY	104,732,316	2.8
TELECOMMUNICATION SERVICES	54,204,064	1.5
UTILITIES	1,773,544	0.1
ENERGY	157,676	0.0
SHORT-TERM INVESTMENTS	78,784,094	2.1
OTHER ASSETS & LIABILITES, NET	(808,905)	(0.0)
NET ASSETS	$3,693,968,255	100.0%

60	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary portfolio of investments

International Opportunities Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
COMMON STOCKS

AUSTRALIA
429,239		Australia & New Zealand Banking Group Ltd	$12,701,426	1.2%
520,711		BHP Billiton Ltd	15,578,021	1.5
		Other	3,092,462	0.3
			31,371,909	3.0
BELGIUM
123,136	e	UCB S.A.	9,930,460	0.9
		Other	6,811,743	0.7
			16,742,203	1.6
BRAZIL
849,180		Banco Itau Holding Financeira S.A.	12,594,279	1.2
266,000		Cia Brasileira de Distribuicao Grupo Pao de Acucar	11,153,558	1.1
			23,747,837	2.3
CANADA
362,972		Alimentation Couche Tard, Inc	12,318,601	1.2
146,157	*,e	Canadian National Railway Co	10,304,454	1.0
135,766		Dollarama, Inc	11,928,086	1.1
344,115		Toronto-Dominion Bank	16,936,302	1.6
408,112		TransForce, Inc	9,979,652	1.0
		Other	14,066,097	1.3
			75,533,192	7.2
CHINA
7,728,600	e	China Everbright International Ltd	10,671,035	1.0
15,315,000		Sihuan Pharmaceutical Holdings	12,229,029	1.2
1,035,900		Tencent Holdings Ltd	16,649,258	1.6
		Other	31,819,460	3.0
			71,368,782	6.8
FRANCE
167,385		BNP Paribas	10,518,818	1.0
179,532		Teleperformance	11,313,130	1.1
259,025		Total S.A.	15,464,636	1.4
		Other	8,364,613	0.8
			45,661,197	4.3
GERMANY
96,751		Allianz AG.	15,385,549	1.5
		Other	18,041,302	1.7
			33,426,851	3.2
HONG KONG
2,301,400		AIA Group Ltd	12,842,790	1.2
			12,842,790	1.2
INDIA
463,079		Just Dial Ltd	11,321,004	1.1
			11,321,004	1.1
INDONESIA
11,416,100		PT Bank Mandiri Persero Tbk	9,804,762	0.9
		Other	10,062,504	1.0
			19,867,266	1.9
Shares		Company	Value	% of net assets
IRELAND
183,188		Shire Ltd	$12,291,353	1.2%
		Other	16,670,980	1.6
			28,962,333	2.8
ITALY			5,275,130	0.5
JAPAN
373,900		Fuji Heavy Industries Ltd	12,444,569	1.2
394,800		Hoya Corp	13,970,722	1.3
663,900	e	Kubota Corp	10,567,964	1.0
1,057,000	e	Matsui Securities Co Ltd	10,141,884	1.0
112,000		Murata Manufacturing Co Ltd	12,584,368	1.2
61,300	e	Oriental Land Co Ltd	13,108,340	1.3
695,600		ORIX Corp	9,655,096	0.9
1,458,700	e	Shimizu Corp	10,764,786	1.0
131,400		Softbank Corp	9,565,843	0.9
244,900	*	Sysmex Corp	10,454,814	1.0
		Other	51,017,432	4.9
			164,275,818	15.7
KOREA, REPUBLIC OF
98,587		Hanssem Co Ltd	11,751,208	1.1
		Other	15,372,248	1.5
			27,123,456	2.6
MACAU			7,964,805	0.8
NETHERLANDS
130,390		ASML Holding NV	13,001,489	1.2
1,221,117	*	ING Groep NV	17,486,837	1.7
273,982		Royal Dutch Shell plc (A Shares)	9,787,117	0.9
			40,275,443	3.8
NORWAY
595,304		DNB NOR Holding ASA	10,937,077	1.0
542,088		Statoil ASA	12,405,918	1.2
			23,342,995	2.2
PHILIPPINES
110,572,800		Megaworld Corp	12,219,461	1.1
		Other	20,640,815	2.0
			32,860,276	3.1
SINGAPORE			6,698,017	0.6
SOUTH AFRICA			6,779,435	0.6
SPAIN
278,060		Amadeus IT Holding S.A.	10,230,429	1.0
		Other	12,648,786	1.2
			22,879,215	2.2
SWEDEN
322,640		Intrum Justitia AB	9,608,767	0.9
		Other	14,287,590	1.4
			23,896,357	2.3
SWITZERLAND
105,877		Lonza Group AG.	11,666,218	1.1
235,180		Novartis AG.	21,825,375	2.1
			33,491,593	3.2

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	61

Summary portfolio of investments	concluded

International Opportunities Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
TAIWAN
5,929,407		Hota Industrial Manufacturing Co Ltd	$10,624,223	1.0%
		Other	22,658,758	2.2
			33,282,981	3.2
UNITED ARAB EMIRATES			5,001,261	0.4
UNITED KINGDOM
1,741,362		Ashtead Group plc	29,175,182	2.8
264,622		SABMiller plc	14,967,802	1.4
8,156,585		Taylor Wimpey plc	15,493,932	1.5
184,281		Whitbread plc	12,881,424	1.2
		Other	107,462,811	10.3
			179,981,151	17.2
UNITED STATES
94,005	*	Valeant Pharmaceuticals International, Inc	12,494,520	1.2
		Other	24,277,617	2.3
			36,772,137	3.5
		TOTAL COMMON STOCKS
		(Cost $965,313,896)	1,020,745,434	97.3
Principal		Issuer	Value	% of net assets
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT
		Federal Home Loan Bank (FHLB)
$20,000,000		0.060%, 12/17/14	$19,998,467	2.0%
			19,998,467	2.0

Shares		Company
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
71,710,851	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	71,710,851	6.8
			71,710,851	6.8
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $91,709,318)	91,709,318	8.8
		TOTAL PORTFOLIO
		(Cost $1,057,023,214)	1,112,454,752	106.1
		OTHER ASSETS & LIABILITIES, NET	(63,570,195)	(6.1)
		NET ASSETS	$1,048,884,557	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $66,682,862.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

62	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Summary of market values by sector

International Opportunities Fund  ■  October 31, 2014

Sector	Value	% of net assets
FINANCIALS	$206,887,125	19.7%
CONSUMER DISCRETIONARY	187,845,662	17.9
INDUSTRIALS	159,372,483	15.2
HEALTH CARE	149,378,946	14.2
INFORMATION TECHNOLOGY	140,256,961	13.4
CONSUMER STAPLES	70,167,071	6.7
ENERGY	52,188,069	5.0
MATERIALS	45,081,493	4.3
TELECOMMUNICATION SERVICES	9,567,624	0.9
SHORT-TERM INVESTMENTS	91,709,318	8.8
OTHER ASSETS & LIABILITES, NET	(63,570,195)	(6.1)
NET ASSETS	$1,048,884,557	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	63

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2014

	Enhanced Large-Cap Growth Index Fund	Enhanced Large-Cap Value Index Fund	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund	Mid-Cap Growth Fund	Mid-Cap Value Fund	Small-Cap Equity Fund	Social Choice Equity Fund	Emerging Markets Equity Fund	Enhanced International Equity Index Fund	Global Natural Resources Fund
ASSETS
Portfolio investments, at value*†	$1,806,856,686	$1,739,997,574	$4,840,333,308	$2,892,934,543	$5,304,214,568	$1,679,281,399	$5,218,121,105	$2,614,247,494	$2,770,348,597	$897,262,171	$1,061,369,337	$261,160,294
Affiliated investments, at value‡	—	—	—	—	262,541,188	163,569,035	—	234,863,780	—	—	—	—
Cash**	2,647,898	10,527,423	12,562,368	14,529,249	97,252	5,563,473	37,346,985	35,267,590	9,559,065	1,816,142	12,515,321	3,950,964
Cash – foreign^	—	—	—	—	—	—	—	—	—	1,104,596	51,147	35,580
Receivable from securities transactions	7,767,254	8,510,862	10,454,009	10,361,684	38,967,477	48,740,173	1,069,635	47,995,144	2,462,609	30,563,045	51,003	15,797,572
Receivable from Fund shares sold	61,368	89,443	1,631,429	669,173	1,022,162	637,963	3,750,539	1,435,945	7,170,043	15,551,432	1,243,332	183,526
Dividends and interest receivable	1,444,572	1,415,078	4,129,902	640,366	6,099,875	492,593	2,483,621	920,647	2,917,430	198,962	2,662,507	368,702
Receivable for variation margin on open futures contracts	—	—	—	—	—	—	—	742,400	—	—	198,375	—
Other	62,779	62,189	150,199	89,607	151,527	82,742	166,559	93,508	80,028	19,920	45,788	6,535
Total assets	1,818,840,557	1,760,602,569	4,869,261,215	2,919,224,622	5,613,094,049	1,898,367,378	5,262,938,444	2,935,566,508	2,792,537,772	946,516,268	1,078,136,810	281,503,173
LIABILITIES
Management fees payable	47,410	45,928	161,229	99,559	179,887	62,378	172,791	88,852	32,585	59,454	33,209	13,520
Service agreement fees payable	—	—	13,906	2,074	21,464	10,327	25,117	10,603	7,918	356	—	231
Distribution fees payable	—	—	216,089	118,028	73,720	53,838	113,409	42,775	196,993	1,896	—	1,850
Due to affiliates	14,897	14,314	38,696	22,669	43,639	15,575	42,449	21,381	18,067	7,095	8,679	2,193
Payable for collateral for securities loaned	28,698,961	29,660,775	146,470,319	67,171,715	262,541,188	163,569,035	87,560,342	234,863,780	93,005,727	23,955,336	47,852,875	10,270,649
Payable for securities transactions	4,742,806	6,780,927	4,680,567	17,735,429	35,230,191	1,617,347	10,774,851	49,655,711	8,594,129	41,707,167	51,075	14,830,268
Payable for Fund shares redeemed	2,777	20,796	1,272,683	588,831	479,816	427,525	741,136	71,495	4,680,346	16	—	5,486
Income distribution payable	—	—	—	—	—	—	—	—	4,539	—	—	—
Written options§	—	24,657	518,300	—	—	2,494,770	—	—	—	—	—	—
Accrued expenses and other payables	112,210	121,964	318,294	136,029	326,123	132,873	323,337	182,243	229,559	1,312,275	106,835	22,335
Total liabilities	33,619,061	36,669,361	153,690,083	85,874,334	298,896,028	168,383,668	99,753,432	284,936,840	106,769,863	67,043,595	48,052,673	25,146,532
NET ASSETS	$1,785,221,496	$1,723,933,208	$4,715,571,132	$2,833,350,288	$5,314,198,021	$1,729,983,710	$5,163,185,012	$2,650,629,668	$2,685,767,909	$879,472,673	$1,030,084,137	$256,356,641
NET ASSETS CONSIST OF:
Paid-in-capital	$1,236,562,947	$1,167,221,761	$3,282,566,467	$1,820,651,021	$4,059,180,596	$1,195,196,143	$3,417,055,199	$1,898,913,000	$1,907,677,597	$867,030,100	$878,220,962	$281,106,089
Undistributed net investment income (loss)	16,452,248	21,438,240	2,544,709	6,273,742	74,735,162	5,707,691	48,197,657	10,631,304	27,862,735	8,072,142	33,653,319	3,586,252
Accumulated net realized gain (loss) on total investments	145,410,827	129,465,926	354,386,234	305,006,483	214,037,079	243,336,232	223,723,897	351,085,694	29,396,018	(64,119,805)	36,886,902	(40,015,598)
Net unrealized appreciation (depreciation) on total investments	386,795,474	405,807,281	1,076,073,722	701,419,042	966,245,184	285,743,644	1,474,208,259	389,999,670	720,831,559	68,490,236	81,322,954	11,679,898
NET ASSETS	$1,785,221,496	$1,723,933,208	$4,715,571,132	$2,833,350,288	$5,314,198,021	$1,729,983,710	$5,163,185,012	$2,650,629,668	$2,685,767,909	$879,472,673	$1,030,084,137	$256,356,641
INSTITUTIONAL CLASS:
Net assets	$1,785,221,496	$1,723,933,208	$2,893,198,747	$2,140,596,222	$3,734,156,251	$896,227,107	$3,186,048,506	$1,831,047,324	$1,284,871,421	$850,536,175	$1,030,084,137	$234,558,919
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	146,435,942	154,184,108	223,285,075	128,901,420	200,299,238	36,867,484	127,559,070	92,955,140	75,965,550	78,914,598	129,169,411	25,680,069
Net asset value per share	$12.19	$11.18	$12.96	$16.61	$18.64	$24.31	$24.98	$19.70	$16.91	$10.78	$7.97	$9.13
PREMIER CLASS:
Net assets	$—	$—	$174,273,016	$9,194,426	$380,387,320	$141,798,454	$424,325,693	$188,209,280	$95,987,352	$4,906,234	$—	$3,943,781
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—	13,443,661	554,440	20,459,719	5,865,362	17,034,985	9,593,113	5,694,770	455,660	—	432,708
Net asset value per share	$—	$—	$12.96	$16.58	$18.59	$24.18	$24.91	$19.62	$16.86	$10.77	$—	$9.11
RETIREMENT CLASS:
Net assets	$—	$—	$687,629,949	$102,990,349	$1,061,428,148	$510,331,246	$1,244,448,590	$527,051,818	$387,326,514	$17,677,964	$—	$11,352,170
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—	52,389,912	6,235,914	57,217,303	21,455,589	50,164,468	27,226,832	22,655,987	1,647,113	—	1,245,487
Net asset value per share	$—	$—	$13.13	$16.52	$18.55	$23.79	$24.81	$19.36	$17.10	$10.73	$—	$9.11
RETAIL CLASS:
Net assets	$—	$—	$960,469,420	$580,569,291	$138,226,302	$181,626,903	$308,362,223	$104,321,246	$917,582,622	$6,352,300	$—	$6,501,771
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	—	—	58,880,795	35,087,852	7,673,044	7,638,164	12,605,120	5,427,501	59,403,113	592,296	—	714,711
Net asset value per share	$—	$—	$16.31	$16.55	$18.01	$23.78	$24.46	$19.22	$15.45	$10.72	$—	$9.10
* Includes securities loaned of	$28,530,307	$29,562,260	$144,864,808	$68,372,253	$260,679,999	$164,124,651	$87,194,910	$233,979,038	$92,363,211	$22,604,272	$45,640,539	$9,807,762
** Includes cash collateral for securities loaned	$—	$—	$—	$—	$—	$—	$—	$—	$6,709,887	$—	$—	$—
† Portfolio investments, cost	$1,420,061,212	$1,334,313,959	$3,764,267,560	$2,191,513,032	$4,337,968,847	$1,393,278,520	$3,743,912,847	$2,225,219,977	$2,049,517,038	$827,559,659	$980,115,740	$249,481,481
‡ Affiliated investments, cost	$—	$—	$—	$—	$262,541,188	$163,569,035	$—	$234,863,780	$—	$—	$—	$—
^ Foreign cash, cost	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,106,880	$51,144	$36,717
§ Written options premiums	$—	$148,324	$543,306	$—	$—	$2,235,418	$—	$—	$—	$—	$—	$—

64	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	65

Statements of assets and liabilities	concluded

TIAA-CREF Funds  ■  October 31, 2014

	International Equity Fund	International Opportunities Fund
ASSETS
Portfolio investments, at value*†	$3,694,777,160	$1,112,454,752
Cash	54,161,914	1,772,572
Cash – foreign^	6,072	196,359
Receivable from securities transactions	11,922,311	20,396,011
Receivable from Fund shares sold	29,811,911	1,598,894
Dividends and interest receivable	3,280,771	1,195,058
Other	156,202	7,554
Total assets	3,794,116,341	1,137,621,200
LIABILITIES
Management fees payable	142,406	50,832
Service agreement fees payable	14,254	83
Distribution fees payable	98,720	644
Due to affiliates	32,405	8,704
Payable for collateral for securities loaned	64,484,560	71,710,851
Payable for securities transactions	25,629,862	16,618,515
Payable for Fund shares redeemed	516,728	—
Accrued expenses and other payables	9,229,151	347,014
Total liabilities	100,148,086	88,736,643
NET ASSETS	$3,693,968,255	$1,048,884,557
NET ASSETS CONSIST OF:
Paid-in-capital	$3,772,515,555	$1,056,113,171
Undistributed net investment income (loss)	47,951,874	9,951,385
Accumulated net realized gain (loss) on total investments	(90,795,989)	(72,324,944)
Net unrealized appreciation (depreciation) on total investments	(35,703,185)	55,144,945
NET ASSETS	$3,693,968,255	$1,048,884,557
INSTITUTIONAL CLASS:
Net assets	$2,398,854,715	$1,041,193,922
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	221,850,107	99,622,540
Net asset value per share	$10.81	$10.45
PREMIER CLASS:
Net assets	$282,958,416	$1,046,222
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	26,245,535	100,285
Net asset value per share	$10.78	$10.43
RETIREMENT CLASS:
Net assets	$702,667,560	$4,127,856
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	63,004,529	396,132
Net asset value per share	$11.15	$10.42
RETAIL CLASS:
Net assets	$309,487,564	$2,516,557
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	42,026,932	241,681
Net asset value per share	$7.36	$10.41
* Includes securities loaned of	$61,504,396	$66,682,862
† Portfolio investments, cost	$3,721,633,056	$1,057,023,214
^ Foreign cash, cost	$6,088	$197,590

66	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

Statements of operations

TIAA-CREF Funds  ■  For the year ended October 31, 2014

	Enhanced Large-Cap Growth Index Fund	Enhanced Large-Cap Value Index Fund	Growth & Income Fund	Large-Cap Growth Fund	Large-Cap Value Fund

INVESTMENT INCOME
Dividends*	$25,417,386	$31,350,819	$64,146,241	$20,886,024	$110,745,406
Income from securities lending	594,741	484,397	1,682,725	305,657	2,596,800
Interest	2,843	988	6,693	11,971	7,424
Total income	26,014,970	31,836,204	65,835,659	21,203,652	113,349,630

EXPENSES
Management fees	5,489,542	5,327,506	18,511,272	11,186,170	20,813,438
Shareholder servicing – Institutional Class	2,791	2,574	4,843	3,098	4,661
Shareholder servicing – Premier Class	—	—	396	135	489
Shareholder servicing – Retirement Class	—	—	1,667,402	439,829	2,905,056
Shareholder servicing – Retail Class	—	—	587,264	551,803	101,750
Distribution fees – Premier Class	—	—	243,031	12,568	526,723
Distribution fees – Retail Class	—	—	2,291,075	1,352,068	335,980
Administrative service fees	86,074	82,773	224,092	132,050	253,913
Custody and accounting fees	27,909	49,268	168,356	119,210	139,806
Trustee fees and expenses	14,292	13,451	36,627	21,919	42,369
Other expenses	142,477	157,612	416,043	275,484	413,140
Total expenses	5,763,085	5,633,184	24,150,401	14,094,334	25,537,325
Less: Fee waiver by investment adviser and TPIS	—	—	—	—	—
Net expenses	5,763,085	5,633,184	24,150,401	14,094,334	25,537,325
Net investment income (loss)	20,251,885	26,203,020	41,685,258	7,109,318	87,812,305

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	151,430,078	148,194,011	385,579,835	326,910,559	242,879,952
Futures transactions	—	—	—	—	—
Purchased options	—	(538,147)	(499,737)	(117,281)	38,038
Written options	—	1,472,977	5,128,657	296,108	30,905
Foreign currency transactions	—	22	(22,304)	53,242	9,352
Net realized gain (loss) on total investments	151,430,078	149,128,863	390,186,451	327,142,628	242,958,247
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	59,157,187	37,102,438	188,114,759	91,775,548	212,094,755
Futures transactions	—	—	—	—	—
Purchased options	—	—	(189,009)	—	—
Written options	—	119,129	(56,807)	(4,664)	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	—	—	(22,151)	(2,859)	(1,506)
Net change in unrealized appreciation (depreciation) on total investments	59,157,187	37,221,567	187,846,792	91,768,025	212,093,249
Net realized and unrealized gain (loss) on total investments	210,587,265	186,350,430	578,033,243	418,910,653	455,051,496
Net increase (decrease) in net assets from operations	$230,839,150	$212,553,450	$619,718,501	$426,019,971	$542,863,801
* Net of foreign withholding taxes of	$2,329	$5,030	$659,872	$624,930	$882,104
** Includes net change in unrealized foreign capital gains taxes of	$—	$—	$—	$—	$—

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	67

Statements of operations	concluded

TIAA-CREF Funds  ■  For the year ended October 31, 2014

	Mid-Cap Growth Fund	Mid-Cap Value Fund	Small-Cap Equity Fund	Social Choice Equity Fund	Emerging Markets Equity Fund	Enhanced International Equity Index Fund	Global Natural Resources Fund	International Equity Fund	International Opportunities Fund

INVESTMENT INCOME
Dividends*	$15,605,988	$86,966,942	$28,994,871	$38,564,346	$15,516,511	$39,086,609	$5,887,445	$71,190,434	$17,085,024
Income from securities lending	735,659	820,307	2,074,689	556,427	233,140	945,356	128,882	3,121,094	1,114,303
Interest	4,456	23,443	2,383	41,072	17,070	4,269	144	32,251	2,411
Total income	16,346,103	87,810,692	31,071,943	39,161,845	15,766,721	40,036,234	6,016,471	74,343,779	18,201,738

EXPENSES
Management fees	8,185,232	20,342,861	10,619,058	3,094,240	6,550,506	4,099,657	1,606,761	17,568,732	5,831,049
Shareholder servicing – Institutional Class	2,947	7,070	3,538	11,432	2,001	2,021	1,109	28,516	1,822
Shareholder servicing – Premier Class	371	681	333	360	188	—	218	445	168
Shareholder servicing – Retirement Class	1,394,215	3,770,402	1,361,030	1,001,544	40,491	—	31,697	2,067,017	9,494
Shareholder servicing – Retail Class	131,193	162,468	94,692	138,795	8,744	—	9,980	321,770	1,814
Distribution fees – Premier Class	252,638	702,943	304,189	132,828	6,335	—	6,080	441,897	1,635
Distribution fees – Retail Class	455,576	695,526	259,915	1,132,139	15,858	—	17,270	840,862	5,605
Administrative service fees	96,112	246,570	128,306	101,974	39,359	49,353	12,308	190,291	52,628
Custody and accounting fees	87,020	55,250	47,545	52,167	412,960	101,799	55,797	502,322	131,229
Trustee fees and expenses	15,929	40,698	21,316	16,707	6,381	8,168	1,969	31,345	8,229
Other expenses	228,693	421,133	269,870	373,623	277,627	162,002	141,793	364,393	212,211
Total expenses	10,849,926	26,445,602	13,109,792	6,055,809	7,360,450	4,423,000	1,884,982	22,357,590	6,255,884
Less: Fee waiver by investment adviser and TPIS	—	(208,309)	(279,974)	—	—	(229,564)	—	—	—
Net expenses	10,849,926	26,237,293	12,829,818	6,055,809	7,360,450	4,193,436	1,884,982	22,357,590	6,255,884
Net investment income (loss)	5,496,177	61,573,399	18,242,125	33,106,036	8,406,271	35,842,798	4,131,489	51,986,189	11,945,854

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	268,906,162	255,415,134	364,907,107	33,479,421	(18,242,542)	40,864,880	(8,416,135)	152,747,329	(61,798,438)
Futures transactions	—	—	2,206,358	—	—	2,906	—	—	—
Purchased options	(1,662,574)	—	—	—	—	—	—	—	—
Written options	7,685,747	324,179	—	—	—	—	—	—	—
Foreign currency transactions	13,004	(157,800)	—	—	(485,936)	(343,347)	(92,073)	(1,742,570)	(381,257)
Net realized gain (loss) on total investments	274,942,339	255,581,513	367,113,465	33,479,421	(18,728,478)	40,524,439	(8,508,208)	151,004,759	(62,179,695)
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	(102,650,276)	335,287,991	(164,758,603)	206,074,581	(10,531,337)	(64,239,592)	(14,144,714)	(376,859,893)	14,973,798
Futures transactions	—	—	848,890	—	—	166,753	—	—	—
Purchased options	(678,466)	—	—	—	—	—	—	—	—
Written options	(1,198,288)	—	—	—	—	—	—	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	614	4,896	—	—	(27,265)	(113,267)	(13,717)	(102,642)	(34,634)
Net change in unrealized appreciation (depreciation) on total investments	(104,526,416)	335,292,887	(163,909,713)	206,074,581	(10,558,602)	(64,186,106)	(14,158,431)	(376,962,535)	14,939,164
Net realized and unrealized gain (loss) on total investments	170,415,923	590,874,400	203,203,752	239,554,002	(29,287,080)	(23,661,667)	(22,666,639)	(225,957,776)	(47,240,531)
Net increase (decrease) in net assets from operations	$175,912,100	$652,447,799	$221,445,877	$272,660,038	$(20,880,809)	$12,181,131	$(18,535,150)	$(173,971,587)	$(35,294,677)

* Net of foreign withholding taxes of	$58,538	$231,872	$—	$1,103	$1,497,615	$2,773,073	$324,498	$6,568,313	$1,722,472
** Includes net change in unrealized foreign capital gains taxes of	$—	$—	$—	$—	$(1,071,919)	$—	$95,600	$(8,699,839)	$(256,544)

68	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	69

Statements of changes in net assets

TIAA-CREF Funds  ■  For the period or year ended

		Enhanced Large-Cap Growth Index Fund		Enhanced Large-Cap Value Index Fund		Growth & Income Fund		Large-Cap Growth Fund		Large-Cap Value Fund		Mid-Cap Growth Fund
		October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013

OPERATIONS
Net investment income (loss)		$20,251,885	$16,251,548	$26,203,020	$23,402,311	$41,685,258	$42,111,199	$7,109,318	$9,515,337	$87,812,305	$63,085,355	$5,496,177	$5,369,377
Net realized gain (loss) on total investments		151,430,078	104,907,254	149,128,863	93,933,619	390,186,451	398,588,453	327,142,628	156,579,560	242,958,247	304,753,487	274,942,339	235,033,796
Net change in unrealized appreciation (depreciation) on total investments		59,157,187	163,779,856	37,221,567	200,850,347	187,846,792	443,037,695	91,768,025	385,496,350	212,093,249	628,050,749	(104,526,416)	209,856,953
Net increase (decrease) in net assets from operations		230,839,150	284,938,658	212,553,450	318,186,277	619,718,501	883,737,347	426,019,971	551,591,247	542,863,801	995,889,591	175,912,100	450,260,126

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(15,277,142)	(13,467,418)	(21,402,352)	(23,740,235)	(29,112,718)	(25,972,740)	(5,906,726)	(5,019,629)	(38,853,802)	(34,663,108)	(2,173,150)	(4,397,684)
	Premier Class	—	—	—	—	(1,568,074)	(1,852,441)	(15,323)	(10,066)	(4,106,901)	(4,574,026)	(179,439)	(936,632)
	Retirement Class	—	—	—	—	(5,648,260)	(6,483,714)	(337,605)	(256,484)	(12,956,342)	(13,360,757)	(45,701)	(2,436,490)
	Retail Class	—	—	—	—	(5,269,702)	(5,979,036)	(115,105)	(125,368)	(1,379,703)	(1,358,584)	(193)	(531,254)
From realized gains:	Institutional Class	(104,648,294)	(38,945,379)	(95,790,435)	(24,068,164)	(241,261,848)	(68,916,536)	(108,946,272)	(29,862,490)	(195,284,347)	(6,499,984)	(111,676,979)	(29,551,493)
	Premier Class	—	—	—	—	(16,983,431)	(6,020,633)	(420,912)	(117,536)	(23,065,101)	(920,597)	(22,426,900)	(7,841,922)
	Retirement Class	—	—	—	—	(63,371,865)	(22,875,752)	(13,545,385)	(3,128,923)	(78,284,367)	(2,871,196)	(70,849,935)	(24,982,389)
	Retail Class	—	—	—	—	(71,958,375)	(24,099,778)	(34,274,237)	(10,503,061)	(8,895,351)	(313,921)	(22,425,268)	(6,632,090)
Total distributions		(119,925,436)	(52,412,797)	(117,192,787)	(47,808,399)	(435,174,273)	(162,200,630)	(163,561,565)	(49,023,557)	(362,825,914)	(64,562,173)	(229,777,565)	(77,309,954)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	238,184,333	256,731,902	228,656,869	163,550,770	454,998,095	448,913,662	476,953,904	258,487,355	789,225,880	651,209,525	148,046,006	228,112,657
	Premier Class	—	—	—	—	38,494,240	35,673,779	15,664,759	5,850,180	90,602,967	98,898,703	34,242,696	42,481,138
	Retirement Class	—	—	—	—	80,883,489	110,289,391	70,385,899	60,298,071	180,272,415	247,014,142	46,653,443	66,152,917
	Retail Class	—	—	—	—	76,885,728	76,388,203	54,528,462	26,751,318	19,833,320	30,339,506	26,074,797	36,538,467
Reinvestments of distributions:	Institutional Class	119,925,436	52,412,797	117,192,787	47,808,399	246,087,084	77,453,732	114,824,905	34,877,806	233,925,502	41,090,954	112,333,047	33,376,560
	Premier Class	—	—	—	—	18,551,505	7,873,074	436,235	127,602	27,172,002	5,494,623	22,606,339	8,778,554
	Retirement Class	—	—	—	—	68,999,739	29,351,245	13,854,787	3,385,019	91,195,714	16,230,552	70,895,636	27,418,878
	Retail Class	—	—	—	—	74,893,430	29,271,966	33,516,888	10,384,263	9,980,736	1,620,094	21,750,742	6,960,603
Redemptions:	Institutional Class	(154,892,499)	(78,216,178)	(132,909,985)	(116,280,819)	(219,801,392)	(173,592,703)	(225,812,994)	(141,709,412)	(250,965,395)	(211,328,400)	(257,337,874)	(107,100,520)
	Premier Class	—	—	—	—	(57,203,064)	(57,914,860)	(12,322,379)	(6,350,155)	(81,082,767)	(117,710,247)	(86,019,757)	(73,045,221)
	Retirement Class	—	—	—	—	(109,489,402)	(164,544,746)	(187,768,969)	(22,832,133)	(411,644,564)	(141,459,250)	(158,870,894)	(121,214,592)
	Retail Class	—	—	—	—	(100,078,480)	(86,527,313)	(54,880,141)	(45,586,851)	(21,601,531)	(18,420,858)	(36,302,160)	(29,300,442)
Net increase (decrease) from shareholder transactions		203,217,270	230,928,521	212,939,671	95,078,350	573,220,972	332,635,430	299,381,356	183,683,063	676,914,279	602,979,344	(55,927,979)	119,158,999
Net increase (decrease) in net assets		314,130,984	463,454,382	308,300,334	365,456,228	757,765,200	1,054,172,147	561,839,762	686,250,753	856,952,166	1,534,306,762	(109,793,444)	492,109,171

NET ASSETS
Beginning of period		1,471,090,512	1,007,636,130	1,415,632,874	1,050,176,646	3,957,805,932	2,903,633,785	2,271,510,526	1,585,259,773	4,457,245,855	2,922,939,093	1,839,777,154	1,347,667,983
End of period		$1,785,221,496	$1,471,090,512	$1,723,933,208	$1,415,632,874	$4,715,571,132	$3,957,805,932	$2,833,350,288	$2,271,510,526	$5,314,198,021	$4,457,245,855	$1,729,983,710	$1,839,777,154
Undistributed net investment income (loss) included in net assets		$16,452,248	$11,398,991	$21,438,240	$16,584,136	$2,544,709	$2,963,273	$6,273,742	$6,504,421	$74,735,162	$43,883,181	$5,707,691	$2,648,667

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	20,926,454	25,152,950	21,532,574	17,799,821	37,083,269	40,662,376	30,956,763	19,793,156	43,686,533	40,718,752	6,274,861	10,216,460
	Premier Class	—	—	—	—	3,076,142	3,184,004	1,013,595	445,389	5,042,581	6,120,644	1,428,845	1,909,962
	Retirement Class	—	—	—	—	6,484,034	9,742,387	4,621,640	4,598,012	10,088,947	15,493,902	2,004,379	3,030,943
	Retail Class	—	—	—	—	4,987,533	5,602,264	3,559,002	2,050,592	1,141,828	1,918,590	1,127,560	1,658,078
Shares reinvested:	Institutional Class	11,104,207	5,672,381	11,801,892	5,732,422	21,350,929	7,650,412	7,870,110	3,009,301	13,891,063	2,924,623	5,096,781	1,741,083
	Premier Class	—	—	—	—	1,605,330	771,520	29,900	11,010	1,616,419	391,634	1,030,371	459,610
	Retirement Class	—	—	—	—	5,899,059	2,849,482	952,874	292,822	5,431,549	1,157,671	3,280,687	1,454,582
	Retail Class	—	—	—	—	5,162,088	2,344,565	2,298,826	895,968	611,565	118,601	1,006,047	368,872
Shares redeemed:	Institutional Class	(13,200,798)	(7,623,163)	(12,259,317)	(11,969,931)	(17,670,786)	(15,423,677)	(14,563,981)	(11,009,934)	(13,732,481)	(12,961,310)	(10,883,587)	(4,988,415)
	Premier Class	—	—	—	—	(4,630,936)	(5,345,020)	(827,528)	(486,534)	(4,542,265)	(7,207,177)	(3,695,963)	(3,320,352)
	Retirement Class	—	—	—	—	(8,731,551)	(14,406,822)	(12,054,343)	(1,766,305)	(22,684,438)	(8,838,343)	(6,945,940)	(5,688,470)
	Retail Class	—	—	—	—	(6,451,722)	(6,342,101)	(3,566,906)	(3,530,023)	(1,248,291)	(1,165,984)	(1,579,552)	(1,349,830)
Net increase (decrease) from shareholder transactions		18,829,863	23,202,168	21,075,149	11,562,312	48,163,389	31,289,390	20,289,952	14,303,454	39,303,010	38,671,603	(1,855,511)	5,492,523

70	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	71

Statements of changes in net assets	continued

TIAA-CREF Funds  ■  For the period or year ended

		Mid-Cap Value Fund		Small-Cap Equity Fund		Social Choice Equity Fund		Emerging Markets Equity Fund		Enhanced International Equity Index Fund		Global Natural Resources Fund
		October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013

OPERATIONS
Net investment income (loss)		$61,573,399	$57,288,103	$18,242,125	$19,124,642	$33,106,036	$25,335,407	$8,406,271	$7,497,267	$35,842,798	$25,065,413	$4,131,489	$5,964,712
Net realized gain (loss) on total investments		255,581,513	275,841,921	367,113,465	196,849,356	33,479,421	24,590,357	(18,728,478)	6,219,756	40,524,439	48,331,272	(8,508,208)	(21,825,670)
Net change in unrealized appreciation (depreciation) on total investments		335,292,887	697,753,971	(163,909,713)	428,800,031	206,074,581	340,113,940	(10,558,602)	37,870,386	(64,186,106)	125,289,652	(14,158,431)	14,859,784
Net increase (decrease) in net assets from operations		652,447,799	1,030,883,995	221,445,877	644,774,029	272,660,038	390,039,704	(20,880,809)	51,587,409	12,181,131	198,686,337	(18,535,150)	(1,001,174)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(27,146,554)	(24,226,412)	(12,320,624)	(11,308,204)	(13,921,038)	(12,778,678)	(4,860,905)	(6,823,353)	(28,489,144)	(25,469,837)	(4,052,040)	(4,781,428)
	Premier Class	(5,132,729)	(5,681,008)	(1,553,436)	(1,660,428)	(1,136,069)	(1,414,210)	(25,611)	(20,775)	—	—	(72,021)	(49,581)
	Retirement Class	(15,342,833)	(18,504,300)	(3,945,622)	(4,439,347)	(4,651,153)	(5,458,025)	(69,786)	(110,035)	—	—	(214,314)	(191,608)
	Retail Class	(2,311,073)	(3,265,074)	(699,178)	(548,391)	(4,149,878)	(4,306,526)	(20,940)	(41,109)	—	—	(99,017)	(98,573)
From realized gains:	Institutional Class	(131,561,589)	(25,110,963)	(121,598,446)	(17,443,993)	(8,877,865)	—	—	—	(30,786,587)	—	—	—
	Premier Class	(28,003,259)	(6,417,385)	(16,664,382)	(2,917,648)	(804,586)	—	—	—	—	—	—	—
	Retirement Class	(92,022,594)	(22,402,003)	(45,154,576)	(8,782,533)	(3,543,313)	—	—	—	—	—	—	—
	Retail Class	(15,555,473)	(4,075,134)	(8,412,775)	(1,268,631)	(3,175,709)	—	—	—	—	—	—	—
Total distributions		(317,076,104)	(109,682,279)	(210,349,039)	(48,369,175)	(40,259,611)	(23,957,439)	(4,977,242)	(6,995,272)	(59,275,731)	(25,469,837)	(4,437,392)	(5,121,190)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	947,226,878	475,774,247	313,687,761	260,302,530	295,755,997	216,099,106	248,261,795	122,375,900	234,243,550	200,738,462	70,615,779	86,648,042
	Premier Class	92,354,469	107,104,158	45,281,352	40,594,283	22,556,053	25,353,399	2,581,234	2,561,267	—	—	1,065,712	2,030,087
	Retirement Class	258,476,594	226,783,579	53,929,650	47,907,438	54,792,515	64,358,282	6,257,348	9,315,512	—	—	3,440,694	5,716,330
	Retail Class	83,611,996	132,200,836	14,693,159	17,182,861	611,204,202	61,875,125	1,635,640	2,263,079	—	—	1,421,453	2,693,221
Reinvestments of distributions:	Institutional Class	156,521,563	48,414,337	133,818,964	28,714,547	21,494,424	11,693,949	4,860,905	6,823,353	59,275,731	25,469,837	4,052,040	4,781,428
	Premier Class	33,135,988	12,098,393	18,217,818	4,578,076	1,938,909	1,414,134	25,611	20,775	—	—	71,918	49,581
	Retirement Class	107,204,211	40,888,940	49,091,097	13,220,509	8,182,132	5,454,719	69,786	110,035	—	—	214,314	191,608
	Retail Class	17,448,553	7,199,620	8,879,010	1,760,127	6,992,428	4,074,066	20,508	39,972	—	—	96,465	95,084
Redemptions:	Institutional Class	(280,461,951)	(159,809,072)	(115,527,343)	(128,068,144)	(97,547,606)	(99,267,047)	(54,714,307)	(91,512,635)	(38,176,055)	(214,248,745)	(56,381,052)	(93,500,406)
	Premier Class	(188,552,922)	(137,532,641)	(72,907,513)	(62,984,860)	(29,434,172)	(40,038,586)	(1,634,163)	(779,242)	—	—	(888,660)	(487,263)
	Retirement Class	(768,820,414)	(292,439,099)	(132,023,811)	(147,161,353)	(115,343,750)	(78,115,784)	(3,101,822)	(5,756,165)	—	—	(4,806,857)	(3,333,691)
	Retail Class	(66,708,393)	(151,226,160)	(18,967,644)	(11,523,493)	(58,878,801)	(40,111,185)	(1,417,602)	(1,555,746)	—	—	(1,298,437)	(1,898,602)
Net increase (decrease) from shareholder transactions		391,436,572	309,457,138	298,172,500	64,522,521	721,712,331	132,790,178	202,844,933	43,906,105	255,343,226	11,959,554	17,603,369	2,985,419
Net increase (decrease) in net assets		726,808,267	1,230,658,854	309,269,338	660,927,375	954,112,758	498,872,443	176,986,882	88,498,242	208,248,626	185,176,054	(5,369,173)	(3,136,945)

NET ASSETS
Beginning of period		4,436,376,745	3,205,717,891	2,341,360,330	1,680,432,955	1,731,655,151	1,232,782,708	702,485,791	613,987,549	821,835,511	636,659,457	261,725,814	264,862,759
End of period		$5,163,185,012	$4,436,376,745	$2,650,629,668	$2,341,360,330	$2,685,767,909	$1,731,655,151	$879,472,673	$702,485,791	$1,030,084,137	$821,835,511	$256,356,641	$261,725,814
Undistributed net investment income (loss) included in net assets		$48,197,657	$35,384,526	$10,631,304	$10,243,420	$27,862,735	$18,750,053	$8,072,142	$4,111,740	$33,653,319	$24,824,699	$3,586,252	$3,984,373

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	39,160,644	22,955,087	16,612,769	15,488,466	18,652,027	16,143,766	22,796,350	11,173,749	28,707,755	27,275,826	7,198,964	8,714,210
	Premier Class	3,903,952	5,081,574	2,378,857	2,320,371	1,435,410	1,889,023	233,667	235,676	—	—	107,000	202,550
	Retirement Class	11,025,106	10,983,536	2,887,812	2,841,253	3,429,524	4,670,740	573,093	848,382	—	—	347,159	569,263
	Retail Class	3,573,694	6,704,641	790,373	1,005,829	40,200,358	4,996,614	149,961	206,852	—	—	145,273	268,512
Shares reinvested:	Institutional Class	7,160,181	2,655,751	7,463,411	2,008,010	1,449,388	1,002,911	451,757	635,914	7,698,147	3,751,080	428,334	479,582
	Premier Class	1,517,911	664,382	1,018,894	320,594	131,008	121,594	2,380	1,935	—	—	7,610	4,973
	Retirement Class	4,926,664	2,251,594	2,779,790	936,297	544,749	461,873	6,504	10,274	—	—	22,655	19,218
	Retail Class	813,073	401,764	505,926	125,276	514,906	380,754	1,909	3,732	—	—	10,208	9,537
Shares redeemed:	Institutional Class	(11,805,221)	(7,904,262)	(6,025,328)	(7,952,317)	(6,121,098)	(7,482,629)	(4,960,753)	(8,284,192)	(4,602,301)	(27,047,788)	(5,702,814)	(9,476,548)
	Premier Class	(7,972,847)	(6,644,252)	(3,925,328)	(3,683,136)	(1,898,686)	(3,152,127)	(150,104)	(70,591)	—	—	(92,059)	(49,831)
	Retirement Class	(31,993,418)	(14,130,690)	(7,091,291)	(9,341,111)	(7,103,239)	(5,845,839)	(284,933)	(530,543)	—	—	(483,981)	(339,287)
	Retail Class	(2,880,587)	(7,008,298)	(1,029,142)	(704,066)	(4,032,594)	(3,359,968)	(128,416)	(142,518)	—	—	(131,851)	(192,681)
Net increase (decrease) from shareholder transactions		17,429,152	16,010,827	16,366,743	3,365,466	47,201,753	9,826,712	18,691,415	4,088,670	31,803,601	3,979,118	1,856,498	209,498

72	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	73

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the period or year ended

		International Equity Fund		International Opportunities Fund
		October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013 *

OPERATIONS
Net investment income (loss)		$51,986,189	$57,654,382	$11,945,854	$1,670,330
Net realized gain (loss) on total investments		151,004,759	605,321,192	(62,179,695)	(10,522,645)
Net change in unrealized appreciation (depreciation) on total investments		(376,962,535)	140,577,477	14,939,164	40,205,781
Net increase (decrease) in net assets from operations		(173,971,587)	803,553,051	(35,294,677)	31,353,466

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(32,320,680)	(28,285,771)	(3,274,344)	—
	Premier Class	(4,432,285)	(4,564,092)	(3,020)	—
	Retirement Class	(11,288,784)	(11,487,152)	(8,071)	—
	Retail Class	(6,663,675)	(6,326,126)	(3,066)	—
From realized gains:	Institutional Class	—	—	—	—
	Premier Class	—	—	—	—
	Retirement Class	—	—	—	—
	Retail Class	—	—	—	—
Total distributions		(54,705,424)	(50,663,141)	(3,288,501)	—

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	682,658,576	484,480,309	350,141,568	764,379,280
	Premier Class	62,363,364	58,299,071	2	1,000,021
	Retirement Class	79,553,696	98,236,698	2,651,362	2,615,138
	Retail Class	34,217,129	41,304,573	2,118,694	1,628,485
Reinvestments of distributions:	Institutional Class	32,274,582	28,223,602	3,245,022	—
	Premier Class	4,432,285	4,564,092	3,020	—
	Retirement Class	11,280,501	11,479,120	8,071	—
	Retail Class	6,457,739	6,126,574	2,993	—
Redemptions:	Institutional Class	(229,501,760)	(529,758,063)	(52,148,303)	(17,194,921)
	Premier Class	(59,535,431)	(93,970,526)	—	(20)
	Retirement Class	(206,966,893)	(151,586,821)	(1,005,740)	(85,855)
	Retail Class	(37,639,663)	(55,268,241)	(1,049,569)	(194,979)
Net increase (decrease) from shareholder transactions		379,594,125	(97,869,612)	303,967,120	752,147,149
Net increase (decrease) in net assets		150,917,114	655,020,298	265,383,942	783,500,615

NET ASSETS
Beginning of period		3,543,051,141	2,888,030,843	783,500,615	—
End of period		$3,693,968,255	$3,543,051,141	$1,048,884,557	$783,500,615
Undistributed net investment income (loss) included in net assets		$47,951,874	$53,361,735	$9,951,385	$1,673,550

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	59,696,090	48,141,547	32,488,984	73,224,874
	Premier Class	5,506,874	5,721,972	—	100,002
	Retirement Class	6,630,277	9,389,137	242,222	254,696
	Retail Class	4,331,629	6,074,431	196,445	162,240
Shares reinvested:	Institutional Class	2,894,581	3,015,342	305,557	—
	Premier Class	397,871	488,138	285	—
	Retirement Class	978,361	1,187,086	761	—
	Retail Class	847,472	949,857	282	—
Shares redeemed:	Institutional Class	(19,860,074)	(53,533,277)	(4,659,422)	(1,737,453)
	Premier Class	(5,166,914)	(9,516,063)	—	(2)
	Retirement Class	(17,413,792)	(14,573,775)	(92,965)	(8,582)
	Retail Class	(4,776,450)	(7,968,472)	(98,649)	(18,637)
Net increase (decrease) from shareholder transactions		34,065,925	(10,624,077)	28,383,500	71,977,138

* For the period April 12, 2013 to October 31, 2013

74	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

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TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	75

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

ENHANCED LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/14		$11.53	$0.14		$1.44	$1.58	$(0.12)	$(0.80)	$(0.92)	$12.19
	10/31/13		9.65	0.14		2.22	2.36	(0.12)	(0.36)	(0.48)	11.53
	10/31/12		9.54	0.11		0.93	1.04	(0.10)	(0.83)	(0.93)	9.65
	10/31/11		9.05	0.10		0.86	0.96	(0.09)	(0.38)	(0.47)	9.54
	10/31/10	†	8.63	0.00	[d]	0.42	0.42	—	—	—	9.05
	9/30/10		7.77	0.10		0.85	0.95	(0.09)	—	(0.09)	8.63

ENHANCED LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/14		10.64	0.17		1.23	1.40	(0.16)	(0.70)	(0.86)	11.18
	10/31/13		8.64	0.18		2.20	2.38	(0.19)	(0.19)	(0.38)	10.64
	10/31/12		8.01	0.17		0.94	1.11	(0.15)	(0.33)	(0.48)	8.64
	10/31/11		7.72	0.15		0.32	0.47	(0.11)	(0.07)	(0.18)	8.01
	10/31/10	†	7.48	0.01		0.23	0.24	—	—	—	7.72
	9/30/10		7.10	0.14		0.36	0.50	(0.12)	—	(0.12)	7.48

GROWTH & INCOME FUND
Institutional Class:	10/31/14		12.64	0.13		1.64	1.77	(0.14)	(1.31)	(1.45)	12.96
	10/31/13		10.34	0.15		2.76	2.91	(0.16)	(0.45)	(0.61)	12.64
	10/31/12		9.21	0.13		1.22	1.35	(0.14)	(0.08)	(0.22)	10.34
	10/31/11		8.53	0.10		0.68	0.78	(0.10)	—	(0.10)	9.21
	10/31/10	†	8.22	0.00	[d]	0.31	0.31	—	—	—	8.53
	9/30/10		7.83	0.10		0.39	0.49	(0.10)	—	(0.10)	8.22
Premier Class:	10/31/14		12.65	0.11		1.63	1.74	(0.12)	(1.31)	(1.43)	12.96
	10/31/13		10.35	0.14		2.75	2.89	(0.14)	(0.45)	(0.59)	12.65
	10/31/12		9.21	0.12		1.23	1.35	(0.13)	(0.08)	(0.21)	10.35
	10/31/11		8.53	0.09		0.68	0.77	(0.09)	—	(0.09)	9.21
	10/31/10	†	8.23	0.00	[d]	0.30	0.30	—	—	—	8.53
	9/30/10		7.83	0.09		0.40	0.49	(0.09)	—	(0.09)	8.23
Retirement Class:	10/31/14		12.79	0.10		1.66	1.76	(0.11)	(1.31)	(1.42)	13.13
	10/31/13		10.46	0.13		2.78	2.91	(0.13)	(0.45)	(0.58)	12.79
	10/31/12		9.31	0.11		1.24	1.35	(0.12)	(0.08)	(0.20)	10.46
	10/31/11		8.62	0.08		0.69	0.77	(0.08)	—	(0.08)	9.31
	10/31/10	†	8.31	0.00	[d]	0.31	0.31	—	—	—	8.62
	9/30/10		7.91	0.08		0.40	0.48	(0.08)	—	(0.08)	8.31
Retail Class:	10/31/14		15.55	0.12		2.04	2.16	(0.09)	(1.31)	(1.40)	16.31
	10/31/13		12.59	0.14		3.38	3.52	(0.11)	(0.45)	(0.56)	15.55
	10/31/12		11.16	0.12		1.49	1.61	(0.10)	(0.08)	(0.18)	12.59
	10/31/11		10.32	0.10		0.82	0.92	(0.08)	—	(0.08)	11.16
	10/31/10	†	9.95	0.00	[d]	0.37	0.37	—	—	—	10.32
	9/30/10		9.45	0.10		0.48	0.58	(0.08)	—	(0.08)	9.95

76	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

					Ratios and supplemental data
	For the period				Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return		end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate

ENHANCED LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/14		14.75%		$1,785,221		0.35%		0.35%		1.22%		105%
	10/31/13		25.73		1,471,091		0.37		0.37		1.34		104
	10/31/12		12.07		1,007,636		0.38		0.38		1.16		150
	10/31/11		10.78		818,884		0.38		0.37		1.05		121
	10/31/10	†	4.87	[b]	777,478		0.47	[c]	0.40	[c]	0.41	[c]	8	[b]
	9/30/10		12.22		737,787		0.40		0.39		1.21		130

ENHANCED LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/14		14.29		1,723,933		0.35		0.35		1.63		91
	10/31/13		28.65		1,415,633		0.36		0.36		1.86		80
	10/31/12		14.73		1,050,177		0.38		0.38		2.12		87
	10/31/11		6.19		800,221		0.38		0.37		1.79		114
	10/31/10	†	3.21	[b]	752,004		0.47	[c]	0.40	[c]	1.44	[c]	10	[b]
	9/30/10		7.12		726,396		0.40		0.39		1.87		54

GROWTH & INCOME FUND
Institutional Class:	10/31/14		15.48		2,893,199		0.44		0.44		1.06		98
	10/31/13		29.53		2,307,313		0.45		0.45		1.35		146
	10/31/12		14.83		1,547,720		0.46		0.46		1.33		111
	10/31/11		9.20		1,105,465		0.47		0.47		1.09		116
	10/31/10	†	3.77	[b]	684,913		0.53	[c]	0.52	[c]	0.42	[c]	13	[b]
	9/30/10		6.27		600,386		0.48		0.48		1.23		126
Premier Class:	10/31/14		15.30		174,273		0.59		0.59		0.92		98
	10/31/13		29.20		169,367		0.60		0.60		1.23		146
	10/31/12		14.77		152,950		0.61		0.61		1.20		111
	10/31/11		9.03		126,358		0.62		0.62		0.95		116
	10/31/10	†	3.65	[b]	112,196		0.68	[c]	0.67	[c]	0.22	[c]	13	[b]
	9/30/10		6.25		72,282		0.64		0.64		1.07		126
Retirement Class:	10/31/14		15.26		687,630		0.69		0.69		0.82		98
	10/31/13		29.05		623,206		0.70		0.70		1.12		146
	10/31/12		14.61		528,574		0.71		0.71		1.08		111
	10/31/11		8.92		393,410		0.72		0.72		0.86		116
	10/31/10	†	3.73	[b]	513,285		0.78	[c]	0.77	[c]	0.18	[c]	13	[b]
	9/30/10		6.07		545,887		0.73		0.73		0.98		126
Retail Class:	10/31/14		15.12		960,469		0.76		0.76		0.75		98
	10/31/13		28.98		857,921		0.79		0.79		1.03		146
	10/31/12		14.52		674,389		0.82		0.82		0.99		111
	10/31/11		8.90		569,318		0.72		0.72		0.85		116
	10/31/10	†	3.72	[b]	501,950		0.75	[c]	0.74	[c]	0.20	[c]	13	[b]
	9/30/10		6.17		487,427		0.66		0.66		1.04		126

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	77

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

LARGE-CAP GROWTH FUND
Institutional Class:	10/31/14		$15.11	$0.06		$2.54	$2.60	$(0.06)	$(1.04)	$(1.10)	$16.61
	10/31/13		11.65	0.08		3.75	3.83	(0.05)	(0.32)	(0.37)	15.11
	10/31/12		10.64	0.05		1.09	1.14	(0.03)	(0.10)	(0.13)	11.65
	10/31/11		9.91	0.04		0.72	0.76	(0.03)	—	(0.03)	10.64
	10/31/10	†	9.38	0.00	[d]	0.53	0.53	—	—	—	9.91
	9/30/10		8.51	0.04		0.88	0.92	(0.05)	—	(0.05)	9.38
Premier Class:	10/31/14		15.10	0.03		2.53	2.56	(0.04)	(1.04)	(1.08)	16.58
	10/31/13		11.63	0.06		3.76	3.82	(0.03)	(0.32)	(0.35)	15.10
	10/31/12		10.62	0.04		1.09	1.13	(0.02)	(0.10)	(0.12)	11.63
	10/31/11		9.90	0.02		0.73	0.75	(0.03)	—	(0.03)	10.62
	10/31/10	†	9.38	0.00	[d]	0.52	0.52	—	—	—	9.90
	9/30/10		8.51	0.02		0.90	0.92	(0.05)	—	(0.05)	9.38
Retirement Class:	10/31/14		15.04	0.02		2.53	2.55	(0.03)	(1.04)	(1.07)	16.52
	10/31/13		11.60	0.04		3.75	3.79	(0.03)	(0.32)	(0.35)	15.04
	10/31/12		10.60	0.03		1.08	1.11	(0.01)	(0.10)	(0.11)	11.60
	10/31/11		9.87	0.01		0.73	0.74	(0.01)	—	(0.01)	10.60
	10/31/10	†	9.35	0.00	[d]	0.52	0.52	—	—	—	9.87
	9/30/10		8.48	0.02		0.88	0.90	(0.03)	—	(0.03)	9.35
Retail Class:	10/31/14		15.06	0.00	[d]	2.53	2.53	0.00 [d]	(1.04)	(1.04)	16.55
	10/31/13		11.61	0.03		3.74	3.77	0.00 [d]	(0.32)	(0.32)	15.06
	10/31/12		10.61	0.01		1.09	1.10	0.00 [d]	(0.10)	(0.10)	11.61
	10/31/11		9.89	0.01		0.72	0.73	(0.01)	—	(0.01)	10.61
	10/31/10	†	9.37	0.00	[d]	0.52	0.52	—	—	—	9.89
	9/30/10		8.49	0.02		0.89	0.91	(0.03)	—	(0.03)	9.37

LARGE-CAP VALUE FUND
Institutional Class:	10/31/14		18.13	0.33		1.65	1.98	(0.24)	(1.23)	(1.47)	18.64
	10/31/13		14.11	0.29		4.05	4.34	(0.27)	(0.05)	(0.32)	18.13
	10/31/12		12.27	0.26		1.77	2.03	(0.19)	—	(0.19)	14.11
	10/31/11		12.21	0.19		0.03	0.22	(0.16)	—	(0.16)	12.27
	10/31/10	†	11.83	0.01		0.37	0.38	—	—	—	12.21
	9/30/10		11.14	0.18		0.66	0.84	(0.15)	—	(0.15)	11.83
Premier Class:	10/31/14		18.09	0.30		1.65	1.95	(0.22)	(1.23)	(1.45)	18.59
	10/31/13		14.08	0.27		4.04	4.31	(0.25)	(0.05)	(0.30)	18.09
	10/31/12		12.24	0.24		1.77	2.01	(0.17)	—	(0.17)	14.08
	10/31/11		12.20	0.17		0.02	0.19	(0.15)	—	(0.15)	12.24
	10/31/10	†	11.82	0.01		0.37	0.38	—	—	—	12.20
	9/30/10		11.14	0.16		0.66	0.82	(0.14)	—	(0.14)	11.82
Retirement Class:	10/31/14		18.05	0.29		1.64	1.93	(0.20)	(1.23)	(1.43)	18.55
	10/31/13		14.05	0.25		4.03	4.28	(0.23)	(0.05)	(0.28)	18.05
	10/31/12		12.21	0.22		1.77	1.99	(0.15)	—	(0.15)	14.05
	10/31/11		12.15	0.16		0.03	0.19	(0.13)	—	(0.13)	12.21
	10/31/10	†	11.78	0.01		0.36	0.37	—	—	—	12.15
	9/30/10		11.10	0.14		0.66	0.80	(0.12)	—	(0.12)	11.78
Retail Class:	10/31/14		17.57	0.27		1.59	1.86	(0.19)	(1.23)	(1.42)	18.01
	10/31/13		13.68	0.22		3.94	4.16	(0.22)	(0.05)	(0.27)	17.57
	10/31/12		11.91	0.20		1.72	1.92	(0.15)	—	(0.15)	13.68
	10/31/11		11.86	0.15		0.03	0.18	(0.13)	—	(0.13)	11.91
	10/31/10	†	11.49	0.01		0.36	0.37	—	—	—	11.86
	9/30/10		10.84	0.14		0.64	0.78	(0.13)	—	(0.13)	11.49

78	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
	For the period				Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return		end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate

LARGE-CAP GROWTH FUND
Institutional Class:	10/31/14		18.18%		$2,140,596		0.46%		0.46%		0.37%		96%
	10/31/13		33.71		1,581,268		0.46		0.46		0.61		102
	10/31/12		10.95		1,082,094		0.47		0.47		0.48		148
	10/31/11		7.71		843,064		0.48		0.48		0.34		160
	10/31/10	†	5.65	[b]	542,509		0.58	[c]	0.52	[c]	(0.22)[c]		18	[b]
	9/30/10		10.82		497,251		0.50		0.50		0.45		214
Premier Class:	10/31/14		17.91		9,194		0.61		0.61		0.21		96
	10/31/13		33.68		5,110		0.62		0.62		0.48		102
	10/31/12		10.72		4,288		0.63		0.63		0.35		148
	10/31/11		7.55		10,205		0.63		0.63		0.20		160
	10/31/10	†	5.54	[b]	6,771		0.73	[c]	0.67	[c]	(0.36)[c]		18	[b]
	9/30/10		10.78		4,650		0.66		0.66		0.26		214
Retirement Class:	10/31/14		17.89		102,990		0.71		0.71		0.13		96
	10/31/13		33.49		191,225		0.71		0.71		0.34		102
	10/31/12		10.57		111,273		0.72		0.72		0.23		148
	10/31/11		7.49		69,209		0.73		0.73		0.10		160
	10/31/10	†	5.56	[b]	40,808		0.83	[c]	0.77	[c]	(0.47)[c]		18	[b]
	9/30/10		10.65		38,261		0.75		0.75		0.20		214
Retail Class:	10/31/14		17.75		580,569		0.81		0.81		0.02		96
	10/31/13		33.29		493,908		0.85		0.85		0.24		102
	10/31/12		10.44		387,606		0.89		0.89		0.06		148
	10/31/11		7.41		367,733		0.79		0.79		0.05		160
	10/31/10	†	5.55	[b]	357,252		0.84	[c]	0.79	[c]	(0.49)[c]		18	[b]
	9/30/10		10.78		340,417		0.67		0.67		0.28		214

LARGE-CAP VALUE FUND
Institutional Class:	10/31/14		11.78		3,734,156		0.44		0.44		1.84		49
	10/31/13		31.38		2,837,163		0.45		0.45		1.78		54
	10/31/12		16.79		1,774,248		0.46		0.46		1.93		63
	10/31/11		1.77		1,210,661		0.47		0.47		1.48		68
	10/31/10	†	3.21	[b]	643,951		0.53	[c]	0.52	[c]	0.89	[c]	11	[b]
	9/30/10		7.59		580,659		0.49		0.49		1.53		73
Premier Class:	10/31/14		11.59		380,387		0.59		0.59		1.70		49
	10/31/13		31.21		331,817		0.60		0.60		1.65		54
	10/31/12		16.66		267,987		0.61		0.61		1.79		63
	10/31/11		1.54		189,354		0.62		0.62		1.31		68
	10/31/10	†	3.21	[b]	163,731		0.68	[c]	0.67	[c]	0.68	[c]	11	[b]
	9/30/10		7.46		114,733		0.64		0.64		1.39		73
Retirement Class:	10/31/14		11.51		1,061,428		0.69		0.69		1.62		49
	10/31/13		31.06		1,162,308		0.70		0.70		1.54		54
	10/31/12		16.53		794,585		0.71		0.71		1.70		63
	10/31/11		1.52		704,222		0.72		0.72		1.22		68
	10/31/10	†	3.14	[b]	788,706		0.78	[c]	0.77	[c]	0.66	[c]	11	[b]
	9/30/10		7.33		818,179		0.74		0.74		1.27		73
Retail Class:	10/31/14		11.39		138,226		0.76		0.76		1.53		49
	10/31/13		30.94		125,958		0.80		0.80		1.44		54
	10/31/12		16.36		86,119		0.84		0.84		1.58		63
	10/31/11		1.49		79,489		0.72		0.72		1.22		68
	10/31/10	†	3.22	[b]	81,100		0.75	[c]	0.74	[c]	0.68	[c]	11	[b]
	9/30/10		7.28		79,558		0.70		0.70		1.30		73

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	79

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

MID-CAP GROWTH FUND
Institutional Class:	10/31/14		$25.18	$0.10		$2.24	$2.34	$(0.06)	$(3.15)	$(3.21)	$24.31
	10/31/13		19.94	0.10		6.33	6.43	(0.15)	(1.04)	(1.19)	25.18
	10/31/12		18.75	0.11		1.80	1.91	—	(0.72)	(0.72)	19.94
	10/31/11		17.57	0.03		1.15	1.18	—	—	—	18.75
	10/31/10	†	16.85	0.00	[d]	0.72	0.72	—	—	—	17.57
	9/30/10		13.90	0.03		2.95	2.98	(0.03)	—	(0.03)	16.85
Premier Class:	10/31/14		25.05	0.06		2.25	2.31	(0.03)	(3.15)	(3.18)	24.18
	10/31/13		19.84	0.07		6.30	6.37	(0.12)	(1.04)	(1.16)	25.05
	10/31/12		18.69	0.08		1.79	1.87	—	(0.72)	(0.72)	19.84
	10/31/11		17.54	0.00	[d]	1.15	1.15	—	—	—	18.69
	10/31/10	†	16.83	(0.01)		0.72	0.71	—	—	—	17.54
	9/30/10		13.90	0.00	[d]	2.96	2.96	(0.03)	—	(0.03)	16.83
Retirement Class:	10/31/14		24.70	0.04		2.20	2.24	0.00 [d]	(3.15)	(3.15)	23.79
	10/31/13		19.58	0.05		6.21	6.26	(0.10)	(1.04)	(1.14)	24.70
	10/31/12		18.47	0.06		1.77	1.83	—	(0.72)	(0.72)	19.58
	10/31/11		17.35	(0.02)		1.14	1.12	—	—	—	18.47
	10/31/10	†	16.64	(0.01)		0.72	0.71	—	—	—	17.35
	9/30/10		13.74	(0.01)		2.92	2.91	(0.01)	—	(0.01)	16.64
Retail Class:	10/31/14		24.71	0.02		2.20	2.22	—	(3.15)	(3.15)	23.78
	10/31/13		19.58	0.03		6.22	6.25	(0.08)	(1.04)	(1.12)	24.71
	10/31/12		18.49	0.04		1.77	1.81	—	(0.72)	(0.72)	19.58
	10/31/11		17.37	(0.02)		1.14	1.12	—	—	—	18.49
	10/31/10	†	16.66	(0.01)		0.72	0.71	—	—	—	17.37
	9/30/10		13.76	(0.01)		2.92	2.91	(0.01)	—	(0.01)	16.66

MID-CAP VALUE FUND
Institutional Class:	10/31/14		23.44	0.33		2.92	3.25	(0.29)	(1.42)	(1.71)	24.98
	10/31/13		18.50	0.33		5.26	5.59	(0.32)	(0.33)	(0.65)	23.44
	10/31/12		16.65	0.28		1.80	2.08	(0.23)	—	(0.23)	18.50
	10/31/11		15.96	0.23		0.70	0.93	(0.24)	—	(0.24)	16.65
	10/31/10	†	15.42	0.00	[d]	0.54	0.54	—	—	—	15.96
	9/30/10		13.89	0.24		1.49	1.73	(0.20)	—	(0.20)	15.42
Premier Class:	10/31/14		23.38	0.30		2.91	3.21	(0.26)	(1.42)	(1.68)	24.91
	10/31/13		18.46	0.30		5.24	5.54	(0.29)	(0.33)	(0.62)	23.38
	10/31/12		16.61	0.26		1.79	2.05	(0.20)	—	(0.20)	18.46
	10/31/11		15.94	0.22		0.68	0.90	(0.23)	—	(0.23)	16.61
	10/31/10	†	15.40	0.00	[d]	0.54	0.54	—	—	—	15.94
	9/30/10		13.89	0.22		1.48	1.70	(0.19)	—	(0.19)	15.40
Retirement Class:	10/31/14		23.29	0.27		2.91	3.18	(0.24)	(1.42)	(1.66)	24.81
	10/31/13		18.39	0.28		5.22	5.50	(0.27)	(0.33)	(0.60)	23.29
	10/31/12		16.54	0.24		1.79	2.03	(0.18)	—	(0.18)	18.39
	10/31/11		15.86	0.20		0.68	0.88	(0.20)	—	(0.20)	16.54
	10/31/10	†	15.33	0.00	[d]	0.53	0.53	—	—	—	15.86
	9/30/10		13.81	0.20		1.49	1.69	(0.17)	—	(0.17)	15.33
Retail Class:	10/31/14		22.98	0.25		2.86	3.11	(0.21)	(1.42)	(1.63)	24.46
	10/31/13		18.15	0.27		5.16	5.43	(0.27)	(0.33)	(0.60)	22.98
	10/31/12		16.35	0.22		1.76	1.98	(0.18)	—	(0.18)	18.15
	10/31/11		15.68	0.21		0.67	0.88	(0.21)	—	(0.21)	16.35
	10/31/10	†	15.15	0.00	[d]	0.53	0.53	—	—	—	15.68
	9/30/10		13.66	0.20		1.47	1.67	(0.18)	—	(0.18)	15.15

80	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
	For the period				Net assets at		Ratios to average net assets					Portfolio
	or year ended		Total return		end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss )	turnover rate

MID-CAP GROWTH FUND
Institutional Class:	10/31/14		10.64%		$896,227		0.47%		0.47%		0.42%	104%
	10/31/13		34.07		915,882		0.47		0.47		0.46	105
	10/31/12		10.66		586,349		0.48		0.48		0.59	85
	10/31/11		6.72		409,941		0.49		0.49		0.16	81
	10/31/10	†	4.27	[b]	174,007		0.58	[c]	0.55	[c]	(0.29)[c]	9	[b]
	9/30/10		21.48		151,222		0.52		0.52		0.18	77
Premier Class:	10/31/14		10.48		141,798		0.62		0.62		0.27	104
	10/31/13		33.93		177,935		0.62		0.62		0.33	105
	10/31/12		10.48		159,806		0.63		0.63		0.41	85
	10/31/11		6.56		165,209		0.64		0.64		0.01	81
	10/31/10	†	4.22	[b]	140,980		0.73	[c]	0.70	[c]	(0.44)[c]	9	[b]
	9/30/10		21.29		85,529		0.67		0.67		0.00	77
Retirement Class:	10/31/14		10.40		510,331		0.72		0.72		0.17	104
	10/31/13		33.71		570,942		0.72		0.72		0.25	105
	10/31/12		10.38		476,061		0.73		0.73		0.30	85
	10/31/11		6.52		505,020		0.74		0.74		(0.10)	81
	10/31/10	†	4.21	[b]	597,228		0.83	[c]	0.80	[c]	(0.54)[c]	9	[b]
	9/30/10		21.16		619,355		0.77		0.77		(0.08)	77
Retail Class:	10/31/14		10.29		181,627		0.79		0.79		0.10	104
	10/31/13		33.64		175,018		0.82		0.82		0.13	105
	10/31/12		10.26		125,453		0.84		0.84		0.20	85
	10/31/11		6.45		115,367		0.74		0.74		(0.10)	81
	10/31/10	†	4.26	[b]	93,257		0.80	[c]	0.77	[c]	(0.52)[c]	9	[b]
	9/30/10		21.15		88,419		0.75		0.75		(0.05)	77

MID-CAP VALUE FUND
Institutional Class:	10/31/14		14.91		3,186,049		0.44		0.43		1.37	28
	10/31/13		31.23		2,181,142		0.45		0.45		1.59	46
	10/31/12		12.66		1,393,965		0.46		0.46		1.61	33
	10/31/11		5.83		965,871		0.46		0.46		1.36	39
	10/31/10	†	3.50	[b]	446,584		0.52	[c]	0.52	[c]	0.17 [c]	4	[b]
	9/30/10		12.58		395,329		0.49		0.49		1.65	51
Premier Class:	10/31/14		14.73		424,326		0.59		0.58		1.27	28
	10/31/13		31.00		457,994		0.60		0.60		1.46	46
	10/31/12		12.53		378,125		0.61		0.61		1.47	33
	10/31/11		5.71		313,155		0.61		0.61		1.30	39
	10/31/10	†	3.44	[b]	248,261		0.67	[c]	0.67	[c]	0.00 [c]	4	[b]
	9/30/10		12.39		170,223		0.64		0.64		1.50	51
Retirement Class:	10/31/14		14.62		1,244,449		0.69		0.68		1.16	28
	10/31/13		30.87		1,542,181		0.70		0.70		1.37	46
	10/31/12		12.41		1,233,934		0.71		0.71		1.39	33
	10/31/11		5.62		1,190,007		0.71		0.71		1.18	39
	10/31/10	†	3.39	[b]	1,311,060		0.77	[c]	0.77	[c]	(0.08)[c]	4	[b]
	9/30/10		12.38		1,344,289		0.74		0.74		1.39	51
Retail Class:	10/31/14		14.52		308,362		0.75		0.74		1.08	28
	10/31/13		30.83		255,059		0.76		0.76		1.30	46
	10/31/12		12.27		199,693		0.81		0.81		1.26	33
	10/31/11		5.59		155,210		0.70		0.70		1.22	39
	10/31/10	†	3.50	[b]	172,489		0.72	[c]	0.72	[c]	(0.03)[c]	4	[b]
	9/30/10		12.35		167,576		0.69		0.69		1.43	51

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	81

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

SMALL-CAP EQUITY FUND
Institutional Class:	10/31/14		$19.79	$0.15		$1.53	$1.68	$(0.16)	$(1.61)	$(1.77)	$19.70
	10/31/13		14.63	0.18		5.43	5.61	(0.18)	(0.27)	(0.45)	19.79
	10/31/12		13.88	0.13		1.15	1.28	(0.10)	(0.43)	(0.53)	14.63
	10/31/11		13.13	0.08		0.74	0.82	(0.07)	—	(0.07)	13.88
	10/31/10	†	12.58	0.00	[d]	0.55	0.55	—	—	—	13.13
	9/30/10		11.02	0.09		1.55	1.64	(0.08)	—	(0.08)	12.58
Premier Class:	10/31/14		19.74	0.13		1.51	1.64	(0.15)	(1.61)	(1.76)	19.62
	10/31/13		14.59	0.16		5.41	5.57	(0.15)	(0.27)	(0.42)	19.74
	10/31/12		13.85	0.11		1.15	1.26	(0.09)	(0.43)	(0.52)	14.59
	10/31/11		13.11	0.06		0.75	0.81	(0.07)	—	(0.07)	13.85
	10/31/10	†	12.57	0.00	[d]	0.54	0.54	—	—	—	13.11
	9/30/10		11.02	0.06		1.56	1.62	(0.07)	—	(0.07)	12.57
Retirement Class:	10/31/14		19.51	0.11		1.49	1.60	(0.14)	(1.61)	(1.75)	19.36
	10/31/13		14.42	0.14		5.36	5.50	(0.14)	(0.27)	(0.41)	19.51
	10/31/12		13.68	0.09		1.14	1.23	(0.06)	(0.43)	(0.49)	14.42
	10/31/11		12.94	0.04		0.74	0.78	(0.04)	—	(0.04)	13.68
	10/31/10	†	12.41	0.00	[d]	0.53	0.53	—	—	—	12.94
	9/30/10		10.88	0.06		1.52	1.58	(0.05)	—	(0.05)	12.41
Retail Class:	10/31/14		19.39	0.09		1.48	1.57	(0.13)	(1.61)	(1.74)	19.22
	10/31/13		14.33	0.12		5.33	5.45	(0.12)	(0.27)	(0.39)	19.39
	10/31/12		13.62	0.07		1.13	1.20	(0.06)	(0.43)	(0.49)	14.33
	10/31/11		12.89	0.04		0.73	0.77	(0.04)	—	(0.04)	13.62
	10/31/10	†	12.35	0.00	[d]	0.54	0.54	—	—	—	12.89
	9/30/10		10.83	0.06		1.52	1.58	(0.06)	—	(0.06)	12.35

SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/14		15.08	0.27		1.92	2.19	(0.22)	(0.14)	(0.36)	16.91
	10/31/13		11.72	0.25		3.35	3.60	(0.24)	—	(0.24)	15.08
	10/31/12		10.75	0.23		0.93	1.16	(0.19)	—	(0.19)	11.72
	10/31/11		10.21	0.19		0.52	0.71	(0.17)	—	(0.17)	10.75
	10/31/10	†	9.81	0.01		0.39	0.40	—	—	—	10.21
	9/30/10		8.92	0.18		0.86	1.04	(0.15)	—	(0.15)	9.81
Premier Class:	10/31/14		15.03	0.25		1.91	2.16	(0.19)	(0.14)	(0.33)	16.86
	10/31/13		11.68	0.23		3.34	3.57	(0.22)	—	(0.22)	15.03
	10/31/12		10.71	0.21		0.93	1.14	(0.17)	—	(0.17)	11.68
	10/31/11		10.18	0.17		0.52	0.69	(0.16)	—	(0.16)	10.71
	10/31/10	†	9.79	0.01		0.38	0.39	—	—	—	10.18
	9/30/10		8.92	0.17		0.85	1.02	(0.15)	—	(0.15)	9.79
Retirement Class:	10/31/14		15.24	0.24		1.94	2.18	(0.18)	(0.14)	(0.32)	17.10
	10/31/13		11.84	0.22		3.39	3.61	(0.21)	—	(0.21)	15.24
	10/31/12		10.85	0.20		0.94	1.14	(0.15)	—	(0.15)	11.84
	10/31/11		10.30	0.16		0.53	0.69	(0.14)	—	(0.14)	10.85
	10/31/10	†	9.91	0.00	[d]	0.39	0.39	—	—	—	10.30
	9/30/10		9.01	0.15		0.88	1.03	(0.13)	—	(0.13)	9.91
Retail Class:	10/31/14		13.80	0.21		1.76	1.97	(0.18)	(0.14)	(0.32)	15.45
	10/31/13		10.75	0.19		3.07	3.26	(0.21)	—	(0.21)	13.80
	10/31/12		9.88	0.18		0.85	1.03	(0.16)	—	(0.16)	10.75
	10/31/11		9.40	0.15		0.48	0.63	(0.15)	—	(0.15)	9.88
	10/31/10	†	9.04	0.01		0.35	0.36	—	—	—	9.40
	9/30/10		8.23	0.15		0.80	0.95	(0.14)	—	(0.14)	9.04

82	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

					Ratios and supplemental data
	For the period				Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return		end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate

SMALL-CAP EQUITY FUND
Institutional Class:	10/31/14		9.40%		$1,831,047		0.45%		0.44%		0.81%		94%
	10/31/13		39.49		1,482,702		0.47		0.44		1.06		85
	10/31/12		9.55		956,314		0.48		0.45		0.90		101
	10/31/11		6.25		648,675		0.49		0.46		0.53		100
	10/31/10	†	4.37	[b]	404,053		0.58	[c]	0.54	[c]	0.13	[c]	3	[b]
	9/30/10		14.94		365,132		0.52		0.51		0.75		87
Premier Class:	10/31/14		9.19		188,209		0.60		0.59		0.69		94
	10/31/13		39.32		199,759		0.62		0.59		0.94		85
	10/31/12		9.35		162,874		0.63		0.60		0.76		101
	10/31/11		6.13		151,593		0.64		0.61		0.40		100
	10/31/10	†	4.30	[b]	90,330		0.73	[c]	0.69	[c]	(0.05)[c]		3	[b]
	9/30/10		14.81		46,963		0.68		0.66		0.50		87
Retirement Class:	10/31/14		9.08		527,052		0.70		0.69		0.57		94
	10/31/13		39.20		558,845		0.72		0.69		0.86		85
	10/31/12		9.29		493,397		0.73		0.70		0.65		101
	10/31/11		5.96		469,155		0.74		0.71		0.30		100
	10/31/10	†	4.35	[b]	479,234		0.83	[c]	0.79	[c]	(0.11)[c]		3	[b]
	9/30/10		14.64		490,390		0.77		0.76		0.50		87
Retail Class:	10/31/14		8.98		104,321		0.79		0.78		0.48		94
	10/31/13		39.04		100,054		0.83		0.81		0.70		85
	10/31/12		9.09		67,848		0.87		0.85		0.51		101
	10/31/11		5.97		67,381		0.77		0.74		0.27		100
	10/31/10	†	4.37	[b]	58,724		0.83	[c]	0.79	[c]	(0.12)[c]		3	[b]
	9/30/10		14.66		56,094		0.76		0.74		0.51		87

SOCIAL CHOICE EQUITY FUND
Institutional Class:	10/31/14		14.82		1,284,871		0.18		0.18		1.72		7
	10/31/13		31.32		934,574		0.18		0.18		1.85		12
	10/31/12		10.93		612,990		0.19		0.19		2.00		17
	10/31/11		6.94		452,268		0.19		0.19		1.74		19
	10/31/10	†	4.08	[b]	287,199		0.28	[c]	0.22	[c]	0.81	[c]	0	[b]
	9/30/10		11.74		255,997		0.20		0.20		1.86		16
Premier Class:	10/31/14		14.70		95,987		0.33		0.33		1.58		7
	10/31/13		31.14		90,567		0.33		0.33		1.73		12
	10/31/12		10.80		83,697		0.33		0.33		1.86		17
	10/31/11		6.79		83,157		0.34		0.34		1.61		19
	10/31/10	†	3.98	[b]	77,584		0.43	[c]	0.37	[c]	0.68	[c]	0	[b]
	9/30/10		11.48		55,609		0.35		0.35		1.77		16
Retirement Class:	10/31/14		14.59		387,327		0.43		0.43		1.48		7
	10/31/13		30.99		392,917		0.43		0.43		1.62		12
	10/31/12		10.68		313,635		0.43		0.43		1.76		17
	10/31/11		6.71		335,015		0.44		0.44		1.50		19
	10/31/10	†	3.94	[b]	409,282		0.52	[c]	0.47	[c]	0.55	[c]	0	[b]
	9/30/10		11.52		423,195		0.45		0.45		1.60		16
Retail Class:	10/31/14		14.58		917,583		0.46		0.46		1.42		7
	10/31/13		30.87		313,597		0.48		0.48		1.56		12
	10/31/12		10.62		222,461		0.49		0.49		1.69		17
	10/31/11		6.71		199,997		0.41		0.41		1.53		19
	10/31/10	†	3.98	[b]	163,749		0.44	[c]	0.39	[c]	0.64	[c]	0	[b]
	9/30/10		11.62		157,804		0.37		0.37		1.67		16

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	83

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/14		$11.17	$0.12		$(0.43)	$(0.31)	$(0.08)	$ —	$(0.08)	$10.78
	10/31/13		10.44	0.12		0.73	0.85	(0.12)	—	(0.12)	11.17
	10/31/12		10.11	0.13		0.27	0.40	(0.07)	—	(0.07)	10.44
	10/31/11		11.35	0.14		(1.36)	(1.22)	—	(0.02)	(0.02)	10.11
	10/31/10	‡	10.00	0.01		1.34	1.35	—	—	—	11.35
Premier Class:	10/31/14		11.16	0.10		(0.43)	(0.33)	(0.06)	—	(0.06)	10.77
	10/31/13		10.42	0.10		0.74	0.84	(0.10)	—	(0.10)	11.16
	10/31/12		10.09	0.05		0.34	0.39	(0.06)	—	(0.06)	10.42
	10/31/11		11.34	0.13		(1.36)	(1.23)	—	(0.02)	(0.02)	10.09
	10/31/10	‡	10.00	0.01		1.33	1.34	—	—	—	11.34
Retirement Class:	10/31/14		11.12	0.09		(0.43)	(0.34)	(0.05)	—	(0.05)	10.73
	10/31/13		10.40	0.09		0.73	0.82	(0.10)	—	(0.10)	11.12
	10/31/12		10.08	0.11		0.26	0.37	(0.05)	—	(0.05)	10.40
	10/31/11		11.34	0.14		(1.38)	(1.24)	—	(0.02)	(0.02)	10.08
	10/31/10	‡	10.00	0.00	[d]	1.34	1.34	—	—	—	11.34
Retail Class:	10/31/14		11.11	0.08		(0.43)	(0.35)	(0.04)	—	(0.04)	10.72
	10/31/13		10.39	0.08		0.72	0.80	(0.08)	—	(0.08)	11.11
	10/31/12		10.07	0.08		0.27	0.35	(0.03)	—	(0.03)	10.39
	10/31/11		11.34	0.09		(1.34)	(1.25)	—	(0.02)	(0.02)	10.07
	10/31/10	‡	10.00	0.00	[d]	1.34	1.34	—	—	—	11.34

ENHANCED INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/14		8.44	0.30		(0.21)	0.09	(0.27)	(0.29)	(0.56)	7.97
	10/31/13		6.82	0.23		1.66	1.89	(0.27)	—	(0.27)	8.44
	10/31/12		6.62	0.24		0.16	0.40	(0.20)	—	(0.20)	6.82
	10/31/11		7.11	0.21		(0.52)	(0.31)	(0.18)	—	(0.18)	6.62
	10/31/10	†	6.82	0.00	[d]	0.29	0.29	—	—	—	7.11
	9/30/10		6.71	0.18		0.08	0.26	(0.15)	—	(0.15)	6.82

GLOBAL NATURAL RESOURCES FUND
Institutional Class:	10/31/14		9.99	0.17		(0.84)	(0.67)	(0.19)	—	(0.19)	9.13
	10/31/13		10.19	0.20		(0.21)	(0.01)	(0.19)	—	(0.19)	9.99
	10/31/12	*	10.00	0.18		0.03	0.21	(0.02)	—	(0.02)	10.19
Premier Class:	10/31/14		9.97	0.15		(0.84)	(0.69)	(0.17)	—	(0.17)	9.11
	10/31/13		10.17	0.18		(0.20)	(0.02)	(0.18)	—	(0.18)	9.97
	10/31/12	*	10.00	0.16		0.03	0.19	(0.02)	—	(0.02)	10.17
Retirement Class:	10/31/14		9.96	0.14		(0.83)	(0.69)	(0.16)	—	(0.16)	9.11
	10/31/13		10.17	0.17		(0.21)	(0.04)	(0.17)	—	(0.17)	9.96
	10/31/12	*	10.00	0.17		0.02	0.19	(0.02)	—	(0.02)	10.17
Retail Class:	10/31/14		9.94	0.13		(0.82)	(0.69)	(0.15)	—	(0.15)	9.10
	10/31/13		10.15	0.16		(0.21)	(0.05)	(0.16)	—	(0.16)	9.94
	10/31/12	*	10.00	0.15		0.01	0.16	(0.01)	—	(0.01)	10.15

84	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

continued

				Ratios and supplemental data
	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate

EMERGING MARKETS EQUITY FUND
Institutional Class:	10/31/14		(2.79)%	$ 850,536		0.95%		0.95%		1.10%		104%
	10/31/13		8.18	676,999		0.95		0.95		1.11		110
	10/31/12		4.00	596,017		0.99		0.95		1.25		115
	10/31/11		(10.78)	370,441		1.08		0.95		1.29		70
	10/31/10	‡	13.50 [b]	156,464		2.00	[c]	0.95	[c]	0.42	[c]	9	[b]
Premier Class:	10/31/14		(2.91)	4,906		1.10		1.10		0.95		104
	10/31/13		7.96	4,126		1.10		1.10		0.97		110
	10/31/12		3.96	2,113		1.15		1.10		0.46		115
	10/31/11		(10.87)	7,788		1.23		1.10		1.21		70
	10/31/10	‡	(13.40)[b]	1,134		2.89	[c]	1.10	[c]	0.37	[c]	9	[b]
Retirement Class:	10/31/14		(3.05)	17,678		1.20		1.20		0.84		104
	10/31/13		7.91	15,040		1.20		1.20		0.84		110
	10/31/12		3.71	10,655		1.24		1.20		1.06		115
	10/31/11		(10.96)	5,476		1.33		1.20		1.22		70
	10/31/10	‡	13.40 [b]	1,134		2.98	[c]	1.20	[c]	0.27	[c]	9	[b]
Retail Class:	10/31/14		(3.19)	6,352		1.33		1.33		0.70		104
	10/31/13		7.74	6,321		1.35		1.34		0.71		110
	10/31/12		3.50	5,203		1.40		1.34		0.83		115
	10/31/11		(11.05)	4,417		1.47		1.34		0.84		70
	10/31/10	‡	13.40 [b]	2,189		2.80	[c]	1.34	[c]	(0.03)[c]		9	[b]

ENHANCED INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/14		1.28	1,030,084		0.46		0.43		3.70		71
	10/31/13		28.75	821,836		0.47		0.47		3.12		110
	10/31/12		6.33	636,659		0.51		0.51		3.69		81
	10/31/11		(4.51)	536,415		0.53		0.53		2.97		92
	10/31/10	†	4.25 [b]	536,717		0.66	[c]	0.55	[c]	0.17	[c]	10	[b]
	9/30/10		3.88	518,371		0.53		0.53		2.74		146

GLOBAL NATURAL RESOURCES FUND
Institutional Class:	10/31/14		(6.80)	234,559		0.74		0.74		1.70		169
	10/31/13		(0.05)	237,218		0.74		0.74		2.03		162
	10/31/12	*	2.09 [b]	244,856		0.86	[c]	0.75	[c]	1.80	[c]	65	[b]
Premier Class:	10/31/14		(6.95)	3,944		0.89		0.89		1.55		169
	10/31/13		(0.16)	4,088		0.90		0.90		1.87		162
	10/31/12	*	1.88 [b]	2,568		1.11	[c]	0.90	[c]	1.59	[c]	65	[b]
Retirement Class:	10/31/14		(7.06)	11,352		0.99		0.99		1.44		169
	10/31/13		(0.28)	13,548		0.99		0.99		1.74		162
	10/31/12	*	1.87 [b]	11,290		1.13	[c]	1.00	[c]	1.65	[c]	65	[b]
Retail Class:	10/31/14		(7.02)	6,502		1.13		1.13		1.31		169
	10/31/13		(0.49)	6,872		1.16		1.14		1.58		162
	10/31/12	*	1.64 [b]	6,149		1.31	[c]	1.14	[c]	1.52	[c]	65	[b]

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	85

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period or year ended		value, beginning of period	investment income (loss	)[a]	unrealized gain (loss) on total investments	(loss) from investment operations	Net investment income	Net realized gains	dividends and distributions	value, end of period

INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/14		$11.50	$0.17		$(0.67)	$(0.50)	$(0.19)	$—	$(0.19)	$10.81
	10/31/13		9.06	0.20		2.41	2.61	(0.17)	—	(0.17)	11.50
	10/31/12		8.14	0.18		0.88	1.06	(0.14)	—	(0.14)	9.06
	10/31/11		9.41	0.16		(1.35)	(1.19)	(0.08)	—	(0.08)	8.14
	10/31/10	†	8.95	0.00	[d]	0.46	0.46	—	—	—	9.41
	9/30/10		8.06	0.11		0.90	1.01	(0.12)	—	(0.12)	8.95
Premier Class:	10/31/14		11.46	0.16		(0.67)	(0.51)	(0.17)	—	(0.17)	10.78
	10/31/13		9.04	0.18		2.40	2.58	(0.16)	—	(0.16)	11.46
	10/31/12		8.12	0.15		0.90	1.05	(0.13)	—	(0.13)	9.04
	10/31/11		9.40	0.14		(1.34)	(1.20)	(0.08)	—	(0.08)	8.12
	10/31/10	†	8.93	0.00	[d]	0.47	0.47	—	—	—	9.40
	9/30/10		8.06	0.13		0.85	0.98	(0.11)	—	(0.11)	8.93
Retirement Class:	10/31/14		11.85	0.15		(0.69)	(0.54)	(0.16)	—	(0.16)	11.15
	10/31/13		9.33	0.18		2.49	2.67	(0.15)	—	(0.15)	11.85
	10/31/12		8.37	0.16		0.91	1.07	(0.11)	—	(0.11)	9.33
	10/31/11		9.68	0.14		(1.39)	(1.25)	(0.06)	—	(0.06)	8.37
	10/31/10	†	9.20	0.00	[d]	0.48	0.48	—	—	—	9.68
	9/30/10		8.29	0.09		0.92	1.01	(0.10)	—	(0.10)	9.20
Retail Class:	10/31/14		7.89	0.09		(0.46)	(0.37)	(0.16)	—	(0.16)	7.36
	10/31/13		6.27	0.11		1.66	1.77	(0.15)	—	(0.15)	7.89
	10/31/12		5.68	0.10		0.61	0.71	(0.12)	—	(0.12)	6.27
	10/31/11		6.59	0.09		(0.93)	(0.84)	(0.07)	—	(0.07)	5.68
	10/31/10	†	6.27	0.00	[d]	0.32	0.32	—	—	—	6.59
	9/30/10		5.69	0.06		0.63	0.69	(0.11)	—	(0.11)	6.27

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/14		10.89	0.13		(0.53)	(0.40)	(0.04)	—	(0.04)	10.45
	10/31/13	^	10.00	0.06		0.83	0.89	—	—	—	10.89
Premier Class:	10/31/14		10.87	0.11		(0.52)	(0.41)	(0.03)	—	(0.03)	10.43
	10/31/13	^	10.00	0.08		0.79	0.87	—	—	—	10.87
Retirement Class:	10/31/14		10.87	0.10		(0.52)	(0.42)	(0.03)	—	(0.03)	10.42
	10/31/13	^	10.00	0.06		0.81	0.87	—	—	—	10.87
Retail Class:	10/31/14		10.86	0.10		(0.53)	(0.43)	(0.02)	—	(0.02)	10.41
	10/31/13	^	10.00	0.06		0.80	0.86	—	—	—	10.86

[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.
‡	The Fund commenced operations on August 31, 2010.
*	The Fund commenced operations on November 1, 2011.
^	The Fund commenced operations on April 12, 2013.

86	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds	See notes to financial statements

concluded

				Ratios and supplemental data
	For the period			Net assets at		Ratios to average net assets						Portfolio
	or year ended		Total return	end of period (in thousands	)	Gross expenses		Net expenses		Net investment income (loss	)	turnover rate

INTERNATIONAL EQUITY FUND
Institutional Class:	10/31/14		(4.43)%	$2,398,855		0.51%		0.51%		1.51%		85%
	10/31/13		29.29	2,059,286		0.51		0.51		1.95		130
	10/31/12		13.36	1,644,055		0.52		0.52		2.16		98
	10/31/11		(12.76)	1,092,168		0.53		0.53		1.69		107
	10/31/10	†	5.14 [b]	841,417		0.57	[c]	0.57	[c]	0.39	[c]	8	[b]
	9/30/10		12.62	785,755		0.53		0.53		1.36		119
Premier Class:	10/31/14		(4.50)	282,958		0.66		0.66		1.37		85
	10/31/13		28.96	292,438		0.66		0.66		1.78		130
	10/31/12		13.21	260,341		0.67		0.67		1.78		98
	10/31/11		(12.93)	218,288		0.68		0.68		1.50		107
	10/31/10	†	5.26 [b]	178,553		0.72	[c]	0.72	[c]	0.55	[c]	8	[b]
	9/30/10		12.32	90,273		0.68		0.68		1.55		119
Retirement Class:	10/31/14		(4.62)	702,668		0.76		0.76		1.29		85
	10/31/13		28.97	862,960		0.76		0.76		1.68		130
	10/31/12		13.06	716,864		0.78		0.78		1.92		98
	10/31/11		(13.03)	754,251		0.78		0.78		1.43		107
	10/31/10	†	5.22 [b]	1,105,129		0.82	[c]	0.82	[c]	0.12	[c]	8	[b]
	9/30/10		12.28	1,124,555		0.78		0.78		1.07		119
Retail Class:	10/31/14		(4.77)	309,488		0.85		0.85		1.18		85
	10/31/13		28.75	328,367		0.88		0.88		1.59		130
	10/31/12		12.93	266,770		0.92		0.92		1.74		98
	10/31/11		(12.96)	258,283		0.79		0.79		1.42		107
	10/31/10	†	5.10 [b]	314,977		0.80	[c]	0.80	[c]	0.17	[c]	8	[b]
	9/30/10		12.28	301,044		0.72		0.72		1.12		119

INTERNATIONAL OPPORTUNITIES FUND
Institutional Class:	10/31/14		(3.59)	1,041,194		0.64		0.64		1.23		46
	10/31/13	^	8.80 [b]	778,178		0.80	[c]	0.70	[c]	0.96	[c]	35	[b]
Premier Class:	10/31/14		(3.77)	1,046		0.81		0.81		1.05		46
	10/31/13	^	8.70 [b]	1,087		1.00	[c]	0.85	[c]	1.39	[c]	35	[b]
Retirement Class:	10/31/14		(3.88)	4,128		0.90		0.90		0.97		46
	10/31/13	^	8.70 [b]	2,675		1.08	[c]	0.95	[c]	1.06	[c]	35	[b]
Retail Class:	10/31/14		(3.96)	2,517		0.97		0.97		0.95		46
	10/31/13	^	8.60 [b]	1,560		1.10	[c]	1.00	[c]	1.13	[c]	35	[b]

See notes to financial statements	TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	87

Notes to financial statements

TIAA-CREF Funds

Note 1—organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following TIAA-CREF Funds are included in this report: Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund and the International Opportunities Fund (collectively the “Funds” or individually, the “Fund”).

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer up to four share classes, although any one Fund may not necessarily offer all four classes. The Funds may offer Institutional, Premier, Retirement and Retail Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2014, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, dividend redesignations, investments in partnerships, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion

88	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. The investment of deferred amounts and the offsetting payable to the trustees are included in other assets and accrued expenses and other payables in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New accounting pronouncement: In June 2013, the Financial Accounting Standards Board issued Accounting Standard Update No. 2013-08 Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (the “Update”). The Update modifies the criteria used in determining an investment company under U.S. GAAP and establishes certain measurement and disclosure requirements. The Update establishes that an entity regulated under the 1940 Act is automatically an investment company under U.S. GAAP. The Update is effective for interim and annual reporting periods beginning after December 15, 2013. The Funds adopted the Update for this annual report. The adoption of the Update did not have a material impact on the Funds’ financial statements and notes disclosures.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign investments are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Debt securities: Debt securities, including equity-linked notes, will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Short-term investments: Short-term investments, excluding investments in registered investment companies, with maturities of 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter accreting or amortizing any discount or premium to its face value at a constant rate until maturity. Short-term investments with maturities in excess of 60 days are valued in the same manner as debt securities. Short-term investments are generally categorized in Level 2 of the fair value hierarchy.

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized in Level 1 of the fair value hierarchy.

Options: Purchased and written options listed or traded on a national market or exchange are valued at the last sale price as of the close of such exchange or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	89

Notes to financial statements

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2014, there were no material transfers between levels by the Funds.

As of October 31, 2014, 100% of the value of investments in the Enhanced Large-Cap Growth Index Fund and the Small-Cap Equity Fund was valued based on Level 1 inputs.

The following table summarizes the market value of the Funds’ investments as of October 31, 2014, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Enhanced Large-Cap Value Index
Equity investments:
Consumer discretionary	$136,468,338	$1,203,762	$—	$137,672,100
All other equity investments*	1,572,664,699	—	—	1,572,664,699
Short-term investments	29,660,775	—	—	29,660,775
Written options**	(24,657)	—	—	(24,657)
Total	$1,738,769,155	$1,203,762	$—	$1,739,972,917
Growth & Income
Equity investments:
Consumer discretionary	$778,960,720	$11,973,325	$—	$790,934,045
Consumer staples	334,026,570	47,035,443	—	381,062,013
Energy	298,294,354	11,714,621	—	310,008,975
Financials	622,278,622	17,103,123	—	639,381,745
Health Care	750,269,918	22,094,536	—	772,364,454
Materials	130,849,599	14,740,518	—	145,590,117
All other equity investments*	1,647,652,565	—	—	1,647,652,565
Short-term investments	146,470,319	6,799,975	—	153,270,294
Purchased options**	69,100	—	—	69,100
Written options**	(518,300)	—	—	(518,300)
Total	$4,708,353,467	$131,461,541	$—	$4,839,815,008
Large-Cap Growth
Equity investments:
Health Care	$598,944,907	$13,232,327	$—	$612,177,234
Telecommunication Services	19,119,625	33,203,811	—	52,323,436
All other equity investments*	2,146,248,214	—	—	2,146,248,214
Short-term investments	67,171,715	15,013,944	—	82,185,659
Total	$2,831,484,461	$61,450,082	$—	$2,892,934,543
Large-Cap Value
Equity investments:
Consumer discretionary	$431,014,602	$51,579,674	$—	$482,594,276
Consumer staples	306,901,563	49,565,039	—	356,466,602
Health Care	709,576,549	36,900,290	—	746,476,839
Industrials	497,887,602	—	7,267	497,894,869
Materials	140,016,859	19,492,271	—	159,509,130
Telecommunication Services	169,773,908	8,659,865	—	178,433,773
All other equity investments*	2,882,839,079	—	—	2,882,839,079
Short-term investments	262,541,188	—	—	262,541,188
Total	$5,400,551,350	$166,197,139	$7,267	$5,566,755,756
Mid-Cap Growth
Equity investments*	$1,665,544,690	$—	$—	$1,665,544,690
Short-term investments	163,569,035	13,636,909	—	177,205,944
Purchased options**	99,800	—	—	99,800
Written options**	(2,494,770)	—	—	(2,494,770)
Total	$1,826,718,755	$13,636,909	$—	$1,840,355,664
Mid-Cap Value
Equity investments:
Energy	$390,427,558	$33,295,029	$—	$423,722,587
Financials	1,508,521,303	14,820,450	—	1,523,341,753
Health Care	586,945,325	6,948,324	—	593,893,649
All other equity investments*	2,492,998,428	—	—	2,492,998,428
Short-term investments	87,560,342	96,604,346	—	184,164,688
Total	$5,066,452,956	$151,668,149	$—	$5,218,121,105

90	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Fund	Level 1	Level 2	Level 3	Total
Social Choice Equity
Equity investments*	$2,680,478,467	$—	$—	$2,680,478,467
Short-term investments	—	89,870,130	—	89,870,130
Total	$2,680,478,467	$89,870,130	$—	$2,770,348,597
Emerging Markets Equity
Equity investments:
Africa/Middle East	$—	$31,889,124	$—	$31,889,124
Asia	14,679,107	469,610,795	175,422	484,465,324
Europe	3,237,781	69,779,086	—	73,016,867
Latin America	—	150,802,386	—	150,802,386
All other equity investments*	19,678,382	102,920,790	—	122,599,172
Corporate bonds	—	—	534,000	534,000
Short-term investments	23,955,336	9,999,962	—	33,955,298
Total	$61,550,606	$835,002,143	$709,422	$897,262,171
Enhanced International Equity Index
Equity investments:
Asia	$—	$248,869,151	$—	$248,869,151
Australasia	—	91,558,535	—	91,558,535
Europe	19,593,025	545,202,357	—	564,795,382
All other equity investments*	5,670,611	102,622,783	—	108,293,394
Short-term investments	47,852,875	—	—	47,852,875
Futures**	166,753	—	—	166,753
Total	$73,283,264	$988,252,826	$—	$1,061,536,090
Global Natural Resources
Equity investments:
Asia	$—	$18,215,732	$—	$18,215,732
Australasia	—	27,881,309	—	27,881,309
Europe	—	32,426,604	—	32,426,604
North America	112,644,810	34,811,717	—	147,456,527
All other equity investments*	—	24,909,473	—	24,909,473
Short-Term Investments	10,270,649	—	—	10,270,649
Total	$122,915,459	$138,244,835	$—	$261,160,294
International Equity
Equity investments:
Asia	$—	$904,417,221	$—	$904,417,221
Australasia	—	26,231,941	—	26,231,941
Europe	—	2,607,131,201	—	2,607,131,201
All other equity investments*	—	78,212,703	—	78,212,703
Short-term investments	64,484,560	14,299,534	—	78,784,094
Total	$64,484,560	$3,630,292,600	$—	$3,694,777,160
International Opportunities
Equity investments:
Asia	$15,802,559	$313,108,754	$—	$328,911,313
Australasia	—	31,371,909	—	31,371,909
Europe	—	431,915,354	1,781	431,917,135
Latin America	—	23,747,837	—	23,747,837
North America	24,277,617	88,027,712	—	112,305,329
All other equity investments*	—	92,491,911	—	92,491,911
Short-term investments	71,710,851	19,998,467	—	91,709,318
Total	$111,791,027	$1,000,661,944	$1,781	$1,112,454,752

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments, excluding purchased options, are not reflected in the Summary portfolio of investments.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	91

Notes to financial statements

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2014, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives		Liabilities derivatives
		Fair value		Fair value
Derivative contract	Location	amount	Location	amount
Enhanced Large-Cap Value Index Fund
Equity contracts			Written options	$(24,657)
Growth & Income Fund
Equity contracts	Portfolio investments	$69,100
Equity contracts			Written options	(518,300)
Mid-Cap Growth Fund
Equity contracts	Portfolio investments	99,800
Equity contracts			Written options	(2,494,770)
Small-Cap Equity Fund
Equity contracts	Futures*	972,153
Enhanced International Equity Index Fund
Equity contracts	Futures*	166,753

*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2014, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contract	Location	Realized gain (loss )	Change in unrealized appreciation (depreciation )
Enhanced Large-Cap Value Index Fund
Equity contracts	Purchased options	$(538,147)	$—
Equity contracts	Written options	1,472,977	119,129
Growth & Income Fund
Equity contracts	Purchased options	(499,737)	(189,009)
Equity contracts	Written options	5,128,657	(56,807)
Large-Cap Growth Fund
Equity contracts	Purchased options	(117,281)	—
Equity contracts	Written options	296,108	(4,664)
Large-Cap Value Fund
Equity contracts	Purchased options	38,038	—
Equity contracts	Written options	30,905	—
Mid-Cap Growth Fund
Equity contracts	Purchased options	(1,662,574)	(678,466)
Equity contracts	Written options	7,685,747	(1,198,288)
Mid-Cap Value Fund
Equity contracts	Written options	324,179	—
Small-Cap Equity Fund
Equity contracts	Futures transactions	2,206,358	848,890
Enhanced International Equity Index Fund
Equity contracts	Futures transactions	2,906	166,753

Futures contracts: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures against default. During the year ended October 31, 2014, the Small-Cap Equity Fund and the Enhanced International Equity Index Fund had exposure to equity futures contracts, based on underlying notional values, generally between 0% and 1% of net assets.

At October 31, 2014, the Funds held the following open futures contracts:

		Number			Unrealized
		of	Settlement	Expiration	gain
Fund	Futures	contracts	value	date	(loss	)
Small-Cap Equity	Mini Russell 2000 Index	230	$26,933,000	12/19/14	$972,153
Enhanced International Equity Index	MSCI EAFE Mini Index	115	10,557,000	12/19/14	166,753

Options: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use options contracts for hedging and cash management purposes and to seek to increase total return. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Purchased options are included in the summary portfolio of investments, and written options are separately reflected as a liability in the Statements of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as a realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets, price movements in underlying security values, and losses that may exceed amounts recognized on the Statements of Assets and Liabilities. During the year ended October 31, 2014, the Enhanced Large-Cap Value Index Fund, the Growth & Income Fund, the Large-Cap Growth Fund, the Large-Cap Value Fund, the Mid-Cap Growth Fund and the Mid-Cap Value Fund had exposure to options, based on underlying nominal values, generally between 0% and 6% of net assets.

92	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

Purchased options outstanding as of October 31, 2014 were as follows:

Number of contracts		Value
Growth & Income Fund
Delphi Automotive, plc, Put, 11/22/14 at $65	300	$13,500
Eaton Corp, PLC, Put, 10/31/14 at $62	100	7,900
Estee Lauder Cosmetics, Inc., Put, 11/22/14 at $72.5	400	40,000
Informatica, Corp, Put, 11/22/14 at $32.5	400	4,000
Take-Two Interactive Software, Put, 11/22/14 at $23	300	2,100
The Dow Chemical, Co., Put, 10/31/14 at $47	400	1,600
Total	1,900	$69,100
Mid-Cap Growth Fund
Expedia, Inc., Put, 10/31/14 at $77	1,000	$4,000
F5 Networks, Inc., Put, 10/31/14 at $112	1,000	1,000
NXP Semiconductor, NV, Put, 11/22/14 at $62.5	1,200	94,800
Total	3,200	$99,800

Written options outstanding as of October 31, 2014 were as follows:

Number of contracts		Value
Enhanced Large-Cap Value Index Fund
Biogen Idec, Inc., Call 10/31/14 at $330	18	$(90)
Biogen Idec, Inc., Put, 10/31/14 at $310	7	(84)
Chicago Bridge & Iron, Co. NV, Call, 10/31/14 at $55	30	(150)
EOG Resources, Inc., Put, 10/31/14 at $90	45	(135)
F5 Networks, Inc., Put, 10/31/14 at $115	145	(145)
Gamestop, Corp., Call, 11/07/14 at $45	46	(1,564)
Gilead Sciences, Inc., Call, 10/31/14 at $117	39	(39)
Gilead Sciences, Inc.,Put, 10/31/14 at $109	24	(48)
Gopro, Inc., Put, 10/31/14 at $59	370	(1,850)
Gopro, Inc., Put, 10/31/14 at $60	30	(60)
Royal Caribbean Cruises, Ltd., Put, 11/22/14 at $60	80	(3,120)
Ryder System, Inc., Call, 11/22/14 at $87.5	30	(5,700)
Salix Pharmaceuticals, Ltd., Put, 11/22/14 at $125	101	(10,352)
Tesoro, Corp., Call, 11/07/14 at $73.5	22	(1,320)
Total	987	$(24,657)
Growth & Income Fund
Citrix Systems, Inc., Call, 11/22/14 at $67.5	200	$(7,000)
Citrix Systems, Inc., Call, 11/22/14 at $70	200	(2,500)
Citrix Systems, Inc., Put, 11/22/14 at $60	400	(10,000)
Delphi Automotive, plc, Call, 11/22/14 at $70	300	(28,500)
Delphi Automotive, plc, Put, 11/22/14 at $60	300	(4,500)
Demandware, Inc., Put 11/22/14 at $45	100	(4,500)
Eaton Corp, plc, Put, 10/31/14 at $55	100	(6,300)
Eaton Corp, plc, Put, 10/31/14 at $58	100	(1,000)
Estee Lauder Cosmetics, Inc., Call, 11/22/14 at $75	400	(75,600)
Estee Lauder Cosmetics, Inc., Put, 11/22/14 at $67.5	400	(9,000)
F5 Networks, Inc., Put, 10/31/14 at $108	200	(600)
Facebook, Inc., Call, 10/31/14 at $88	200	(200)
Gilead Sciences, Inc., Call, 10/31/14 at $117	200	(200)
Informatica, Corp, Call, 11/22/14 at $35	400	(46,000)
Informatica, Corp, Put, 11/22/14 at $30	400	(3,200)
Mead Johnson Nutrition, Co., Put, 11/22/14 at $90	100	(5,500)
Microstrategy, Inc., Call 11/22/14 at $170	100	(12,250)
NXP Semiconductor, NV, Call, 11/22/14 at $65	300	(150,000)
NXP Semiconductor, NV, Call, 11/22/14 at $70	300	(60,300)
NXP Semiconductor, NV, Put, 11/22/14 at $47.5	200	(1,000)
NXP Semiconductor, NV, Put, 11/22/14 at $55	300	(5,400)
Ryder System, Inc., Put, 11/22/14 at $80	200	(6,000)
Take-Two Interactive Software, Call, 11/22/14 at $24	300	(76,800)
Take-Two Interactive Software, Put, 11/22/14 at $21	300	(1,500)
Number of contracts		Value
Growth & Income Fund (continued)
Twitter, Inc., Call 10/31/14 at $57	150	$(150)
Twitter, Inc., Call 10/31/14 at $59	150	(300)
Total	6,300	$(518,300)
Mid-Cap Growth Fund
Autozone, Inc., Call, 11/22/14 at $530	230	$(578,450)
Cavium, Inc., Call, 11/22/14 at $48	1,200	(486,000)
CH Robinson Worldwide, Inc., Call, 11/22/14 at $72.5	700	(21,000)
Expedia, Inc., Put, 10/31/14 at $70	1,000	(1,000)
F5 Networks, Inc., Put, 10/31/14 at $106	1,000	(2,000)
Keurig Green Mountain, Inc., Call, 11/22/14 at $147	300	(321,000)
NXP Semiconductor, NV, Call, 11/22/14 at $65	1,200	(600,000)
NXP Semiconductor, NV, Put, 11/22/14 at $57.5	1,200	(34,800)
Rockwell Automation, Inc., Call, 11/22/14 at $105	250	(187,500)
Roper Industries, Inc., Call, 11/22/14 at $160	400	(62,000)
US Silica Holdings, Inc., Call, 11/22/14 at $49	1,748	(201,020)
Total	9,228	$(2,494,770)

Transactions in written options and related premiums received during the year ended October 31, 2014 were as follows:

Number of contracts		Premiums
Enhanced Large-Cap Value Index Fund
Outstanding at beginning of period	1,169	48,269
Written	35,107	2,240,580
Purchased	(1,599)	(346,835)
Exercised	(6,798)	(344,934)
Expired	(26,892)	(1,448,756)
Outstanding at end of period	987	148,324
Growth & Income Fund
Outstanding at beginning of period	1,400	201,384
Written	143,482	7,990,937
Purchased	(19,169)	(1,680,991)
Exercised	(28,568)	(1,184,250)
Expired	(90,845)	(4,783,774)
Outstanding at end of period	6,300	543,306
Large-Cap Growth Fund
Outstanding at beginning of period	415	13,277
Written	4,522	409,497
Purchased	(960)	(38,639)
Exercised	(215)	(28,020)
Expired	(3,762)	(356,115)
Outstanding at end of period	—	—
Large-Cap Value Fund
Outstanding at beginning of period	—	—
Written	4,204	213,416
Purchased	(2,386)	(106,000)
Exercised	(1,175)	(47,229)
Expired	(643)	(60,187)
Outstanding at end of period	—	—
Mid-Cap Growth Fund
Outstanding at beginning of period	9,960	1,702,387
Written	169,269	17,127,930
Purchased	(31,601)	(2,759,884)
Exercised	(38,879)	(4,740,865)
Expired	(99,521)	(9,094,150)
Outstanding at end of period	9,228	2,235,418

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	93

Notes to financial statements

Number of contracts		Premiums
Mid-Cap Value Fund
Outstanding at beginning of period	—	—
Written	3,940	373,741
Purchased	—	—
Exercised	(1,240)	(49,562)
Expired	(2,700)	(324,179)
Outstanding at end of period	—	—

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2014, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee range		Investment management fee—effective rate	Service agreement fee	Distribution fee		Maximum expense amounts‡
Fund				Retirement Class	Premier Class	Retail Class	Institutional Class	Premier Class	Retirement Class	Retail Class
Enhanced Large-Cap Growth Index*	0.20%–0.35%		0.33%	—%	—%	—%	0.40%	—%	—%	—%
Enhanced Large-Cap Value Index*	0.20–0.35		0.33	—	—	—	0.40	—	—	—
Growth & Income*	0.39–0.45		0.42	0.25	0.15	0.25	0.52	0.67	0.77	0.91
Large-Cap Growth*	0.39–0.45		0.44	0.25	0.15	0.25	0.52	0.67	0.77	0.91
Large-Cap Value*	0.39–0.45		0.42	0.25	0.15	0.25	0.52	0.67	0.77	0.91
Mid-Cap Growth*	0.38–0.48	^	0.44	0.25	0.15	0.25	0.55	0.70	0.80	0.94
Mid-Cap Value*	0.38–0.48	^	0.42	0.25	0.15	0.25	0.55	0.70	0.80	0.94
Small-Cap Equity*	0.36–0.46	ƒ	0.43	0.25	0.15	0.25	0.53	0.68	0.78	0.92
Social Choice Equity	0.15		0.15	0.25	0.15	0.25	0.22	0.37	0.47	0.61
Emerging Markets Equity*	0.79–0.85		0.85	0.25	0.15	0.25	0.95	1.10	1.20	1.34
Enhanced International Equity Index*	0.25–0.40		¥0.42	—	—	—	0.50	—	—	—
Global Natural Resources*	0.59–0.65		0.65	0.25	0.15	0.25	0.75	0.90	1.00	1.14
International Equity*	0.44–0.50		0.48	0.25	0.15	0.25	0.60	0.75	0.85	0.99
International Opportunities*	0.54–0.60		0.60	0.25	0.15	0.25	0.70	0.85	0.95	1.09
*	These Funds are subject to a breakpoint schedule on their investment management fees, which reduces these fees as the Fund’s net assets increase.
^	During the period November 1, 2013 to April 30, 2014, Advisors voluntarily waived a portion of the investment management fee for the Mid-Cap Growth and Mid-Cap Value Funds. The investment management fee range after waiver was 0.40%–0.48% of average daily net assets. Effective May 1, 2014, Advisors voluntarily waived a portion of the investment management fee for the Mid-Cap Growth and Mid-Cap Value Funds. The investment management fee range after waiver was 0.36%–0.48% of average daily net assets.
ƒ	During the period November 1, 2013 to April 30, 2014, Advisors voluntarily waived a portion of the investment management fee for the Small-Cap Equity Fund. The investment management fee range after the waiver was 0.40%–0.45% of average daily net assets. Effective May 1, 2014, the investment management fees are 0.36%–0.46% of average daily net assets, and Advisors has agreed to voluntarily waive a portion of the investment management fee. The investment management fee range after the waiver is 0.34%–0.46% of average daily net assets.
¥	Prior to May 1, 2014, the investment management fee range for the Enhanced International Equity Index Fund was 0.30%–0.45% of average daily net assets. Beginning May 1, 2014, the investment management fee range was 0.25%–0.40% of average daily net assets.
‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2015. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

As of October 31, 2014, TIAA, an affiliate, invested in the Emerging Markets Equity Fund and the Global Natural Resources Fund. In addition, a registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds.

94	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

The following is the percentage of the Funds’ shares owned by TIAA and other funds within the Trust as of October 31, 2014:

Underlying Fund	TIAA	TIAA-CREF Lifecycle Funds	TIAA-CREF Lifestyle Funds	TIAA-CREF Managed Allocation Fund	TIAA Access	Total
Enhanced Large-Cap Growth Index	—%	95%	1%	3%	—%	99%
Enhanced Large-Cap Value Index	—	95	1	3	—	99
Growth & Income	—	32	1	1	5	39
Large-Cap Growth	—	62	1	2	2	67
Large-Cap Value	—	32	1	1	7	41
Mid-Cap Growth	—	5	—	—	8	13
Mid-Cap Value	—	1	—	—	9	10
Small-Cap Equity	—	27	—	1	7	35
Social Choice Equity	—	—	—	—	2	2
Emerging Markets Equity	—	85	1	3	—	89
Enhanced International Equity Index	—	95	1	3	—	99
Global Natural Resources	—	84	1	3	—	88
International Equity	—	30	1	1	7	39
International Opportunities	—	94	2	3	—	99

TIAA-CREF Tuition Financing, Inc. (“TFI”), an indirect wholly owned subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Internal Revenue Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in the Funds. As of October 31, 2014, three 529 Plans owned 8%, 6%, and 8%, respectively, of the International Equity Fund.

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund, pursuant to the 1940 Act. Information regarding transactions with affiliate companies is as follows:

Issue	Value at October 31, 2013	Purchase cost	Sales proceeds	Realized gain (loss)	Dividend income	Withholding expense	Shares at October 31, 2014	Value at October 31, 2014
Large-Cap Value Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$198,798,936	$241,355,424	$177,613,172	$—	$—	$—	262,541,188	$262,541,188
Mid-Cap Growth Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	*	177,342,015	136,223,921	—	—	—	163,569,035	163,569,035
Small-Cap Equity Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	206,556,372	146,114,415	117,807,007	—	—	—	234,863,780	234,863,780

*	Not an affiliate as of October 31, 2013.

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Equity-linked notes: Equity-linked notes are debt securities issued by banks or broker-dealers and are designed to offer a return linked to an underlying security or market index. Equity-linked notes are structured with a defined maturity date. When the note matures, the issuer will pay to, or receive from the Fund, the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The Fund will record a realized gain or loss on the transaction. The note is valued daily and any change in the value

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	95

Notes to financial statements

of the note is reflected in net unrealized gains and losses. Investments in equity-linked notes involve the same risks associated with a direct investment in the underlying security or index that the notes seek to replicate. In addition, there is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under an equity-linked note against the issuer of the underlying security.

Net unrealized appreciation (depreciation): At October 31, 2014, net unrealized appreciation (depreciation) based on the aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation	)
Enhanced Large-Cap Growth Index	$1,425,160,675	$399,698,187	$(18,002,176)	$381,696,011
Enhanced Large-Cap Value Index	1,358,670,164	395,783,204	(14,455,794)	381,327,410
Growth & Income	3,791,633,402	1,081,345,850	(32,645,944)	1,048,699,906
Large-Cap Growth	2,196,922,717	706,567,292	(10,555,466)	696,011,826
Large-Cap Value	4,627,048,486	1,073,129,891	(133,422,621)	939,707,270
Mid-Cap Growth	1,557,922,290	318,554,632	(33,626,488)	284,928,144
Mid-Cap Value	3,749,707,121	1,522,844,512	(54,430,528)	1,468,413,984
Small-Cap Equity	2,462,829,544	458,789,212	(72,507,482)	386,281,730
Social Choice Equity	2,050,772,425	744,021,248	(24,445,076)	719,576,172
Emerging Markets Equity	836,999,291	98,465,062	(38,202,182)	60,262,880
Enhanced International Equity Index	983,786,998	111,208,675	(33,626,336)	77,582,339
Global Natural Resources	255,802,789	12,013,662	(6,656,157)	5,357,505
International Equity	3,732,192,092	283,922,434	(321,337,366)	(37,414,932)
International Opportunities	1,059,025,123	104,309,436	(50,879,807)	53,429,629

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2014 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales
Enhanced Large-Cap Growth Index	$1,847,570,599	$1,746,362,247
Enhanced Large-Cap Value Index	1,577,289,280	1,460,962,732
Growth & Income	4,421,974,745	4,243,983,921
Large-Cap Growth	2,593,259,316	2,421,942,177
Large-Cap Value	2,861,423,773	2,436,074,123
Mid-Cap Growth	1,895,431,983	2,194,427,373
Mid-Cap Value	1,357,632,374	1,313,125,685
Small-Cap Equity	2,420,188,758	2,325,016,625
Social Choice Equity	871,880,867	149,121,053
Emerging Markets Equity	987,076,229	797,529,983
Enhanced International Equity Index	898,856,298	675,717,853
Global Natural Resources	429,947,518	416,369,825
International Equity	3,483,585,354	3,075,799,173
International Opportunities	722,160,077	433,736,870

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October 31, 2014 and October 31, 2013 was as follows:

	10/31/2014			10/31/2013
Fund	Ordinary income	Long-term capital gains	Total	Ordinary income	Long-term capital gains	Total
Enhanced Large-Cap Growth Index	$63,413,543	$56,511,893	$119,925,436	$19,981,222	$32,431,575	$52,412,797
Enhanced Large-Cap Value Index	59,006,781	58,186,006	117,192,787	26,866,075	20,942,323	47,808,398
Growth & Income	198,557,773	236,616,500	435,174,273	49,470,288	112,730,342	162,200,630
Large-Cap Growth	71,700,855	91,860,710	163,561,565	5,411,547	43,612,010	49,023,557
Large-Cap Value	220,906,906	141,919,008	362,825,914	53,399,862	11,162,311	64,562,173
Mid-Cap Growth	54,634,316	175,143,249	229,777,565	8,290,831	69,019,123	77,309,954
Mid-Cap Value	99,786,937	217,289,167	317,076,104	50,121,555	59,560,724	109,682,279
Small-Cap Equity	114,789,879	95,559,160	210,349,039	17,344,213	31,024,962	48,369,175
Social Choice Equity	23,573,030	16,686,581	40,259,611	23,957,439	—	23,957,439
Emerging Markets Equity	4,977,242	—	4,977,242	6,995,272	—	6,995,272
Enhanced International Equity Index	28,489,144	30,786,587	59,275,731	25,469,837	—	25,469,837
Global Natural Resources	4,437,392	—	4,437,392	5,121,190	—	5,121,190
International Equity	54,705,424	—	54,705,424	50,663,141	—	50,663,141
International Opportunities	3,288,501	—	3,288,501	—	—	—

96	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

continued

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Unrealized appreciation (depreciation	)	Capital loss carryover	Total
Enhanced Large-Cap Growth Index	$46,732,016	$120,281,468	$381,696,013		$—	$548,709,497
Enhanced Large-Cap Value Index	52,272,917	123,037,711	381,451,080		—	556,761,708
Growth & Income	106,251,054	278,184,330	1,048,707,880		—	1,433,143,264
Large-Cap Growth	83,033,101	233,733,868	696,009,354		—	1,012,776,323
Large-Cap Value	166,621,110	148,828,505	939,706,735		—	1,255,156,350
Mid-Cap Growth	78,206,211	171,980,732	284,668,910		—	534,855,853
Mid-Cap Value	62,442,237	215,428,275	1,468,413,983		—	1,746,284,495
Small-Cap Equity	62,922,128	302,591,995	386,281,728		—	751,795,851
Social Choice Equity	28,934,359	29,645,790	719,576,175		—	778,156,324
Emerging Markets Equity	9,651,881	—	59,050,604		(56,239,992)	12,462,493
Enhanced International Equity Index	37,535,389	36,876,364	77,484,941		—	151,896,694
Global Natural Resources	3,419,190	—	5,358,590		(33,520,694)	(24,742,914)
International Equity	48,099,830	—	(46,262,223)		(80,236,949)	(78,399,342)
International Opportunities	9,987,732	—	53,143,036		(70,351,828)	(7,221,060)

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of straddle losses, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, the utilization of capital loss carryovers, and the treatment of short term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2014, the Funds did not have any in-kind purchase or in-kind redemption transactions.

At October 31, 2014, the following Funds had capital loss carryovers, which will expire as follows:

	Date of expiration
Fund	10/31/17	10/31/18	10/31/19	No expiration	Total
Emerging Markets Equity	$—	$—	$14,064,867	$42,175,125	$56,239,992
Global Natural Resources	—	—	—	33,520,694	33,520,694
International Equity	43,199,731	37,037,218	—	—	80,236,949
International Opportunities	—	—	—	70,351,828	70,351,828

For the year ended October 31, 2014, the Global Natural Resources Fund and International Equity Fund utilized $3,015,762 and $158,853,607, respectively, of their capital loss carryover available from prior years.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	97

Notes to financial statements	concluded

Note 7—emerging markets risks

The Emerging Markets Equity Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—line of credit

Each of the Funds participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. This facility expired June 2014. A new facility was entered into on June 24, 2014 expiring June 23, 2015. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2014, there were no borrowings under this credit facility by the Funds.

Note 9—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

98	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund, and International Opportunities Fund (fourteen of the portfolios constituting the TIAA-CREF Funds; hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2014

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	99

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2014

Trustees

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	82	Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation, and Trustee of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	82	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; and Independent Trustee, Lazard Alternative Strategies 1099 Fund.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	82	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2015. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	82	Director, D2D Fund.
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1943	Trustee	Indefinite term. Trustee since 1999.	Principal, NL Jacob Consultant (economic and business consultant) (2012–present); President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997–2006).	82	None
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management.	82	Director, Aflac Insurance, Sansum Clinic; Investment committee member, College of Mount Saint Vincent and Cottage Health System; Member, United States Olympics Paralympics Advisory Committee, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President and Chief Operating Officer (since 2009), First Eagle Investment Management, LLC; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	82	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance, Prep for Prep, and Close Brothers Group plc.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	82	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

100	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

Trustees — concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	82	Director, SCANA Corporation (energy holding company); Member, Duke Children’s Hospital and Health Center National Board of Advisors.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011).	82	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas.

Officers

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Executive Vice President and Chief Legal Officer	One year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Account VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Interim Chief Compliance Officer for TIAA-CREF Life Insurance Company Separate Accounts VA-1, VLI-I and VLI-2 (2013–2014). Interim Chief Compliance Officer for Covariance Capital Management, Inc. (“Covariance”) (since 2013).
Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.	Chief Executive Officer (since 2014), Executive Vice President (2013–2014), Chief Operating Officer (2013–2014), Interim Head (2012–2013) and Manager (since 2011) of TIAA-CREF Asset Management, Inc. (“TCAM”), and Executive Vice President of the TIAA-CREF Fund Complex (since 2013). Senior Vice President, Investment Products, TIAA (2009–2012). Managing Director, Mutual Fund Products, TIAA (2007–2009). Director (since 2008), Executive Vice President (since 2012), Chairman (2012–2013), Senior Managing Director and Chief Operating Officer (2012–2013) of Advisors. Director (since 2008), Executive Vice President (since 2014), Chief Operating Officer (since 2013), Chairman (2011–2012) President (2012–2013), Senior Vice President (2010–2012) of Investment Management. Director of Advisors (since 2008). Chairman, Manager, President (since 2011), and Chief Operating Officer (2011–2013) of TCAA and TCAS. Manager of TIAA-CREF Individual & Institutional Services, LLC (since 2010). Director of Westchester Group Investment Management, Inc. (since 2011). Manager of Beaver Investment Holdings, LLC (since 2012). Director of GreenWood Resources, Inc. (since 2012). Executive Vice President, TIAA Asset Management Finance Company, LLC (since 2014). Manager and Executive Vice President, TIAA Asset Management, LLC (since 2014). Director of TH RE Administration Ltd., TH RE FCACO Ltd., TH RE AIFM Group Ltd., and TH RE Group Holdings Ltd. (2013–2014).

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	101

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2014

Officers — continued

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Treasurer of CREF (since 2008). Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer (since 2013), Principal Financial Officer (2009–2013), Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010), Corporate Controller (since 2014) and Funds Treasurer (2006–2014) of TIAA. Director of TCAM (since 2011). Director (since 2008), Senior Vice President (since 2010) and Funds Treasurer (2007–2011) of Advisors. Manager (since 2008), Senior Vice President (since 2014) and Funds Treasurer (2007–2011) of Investment Management. Assistant Treasurer of TIAA- CREF Life Insurance Company (“TC Life”) (since 2012). Director of TIAA-CREF Trust Company, FSB (since 2008). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Manager, Senior Vice President and Funds Treasurer of TCAS (since 2011).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer (since 2013) of TIAA, Executive Vice President (since 2009), and Senior Managing Director (2008–2009) of the TIAA-CREF Fund Complex. Executive Vice President, Head of Risk Management of TIAA (2009–2013). Executive Vice President, Risk Management (since 2011), Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2011).
Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.	Executive Vice President and President of Asset Management (since 2013) of TIAA, and Manager (since 2013) and President and Chief Executive Officer (2013–2014) of TCAM. Principal Executive Officer and Executive Vice President of CREF and VA-1 (since 2013). Principal Executive Officer and President of TIAA-CREF Funds and TIAA-CREF Life Funds (since 2013). Chairman, Director, President & Chief Executive Officer of Advisors (since 2013). Chairman, Manager, President & Chief Executive Officer of Investment Management (since 2013). Chairman (since 2013), President & Chief Executive Officer (2013–2014) of TPIS. Director of TH RE Ltd (since 2013). Director of TIAA International Holdings 1 Ltd, TIAA International Holdings 2 Ltd, and TIAA International Holdings 3 Ltd (since 2013). Director, TCAM Global UK Limited (since 2014). President and Chief Executive Officer, TIAA Asset Management Finance Company, LLC (since 2014). Manager, President and Chairman, TIAA Asset Management, LLC (since 2014). Representative, Securities Research, Inc. (February–May 2013). President and Chief Operating Officer, U.S., ING Americas (2011–2012). Chief Executive Officer, ING Insurance US (2010–2011). Chairman and Chief Executive Officer, ING Investment Management, Americas (2007–2009). Executive Vice President, AIG Financial Products Corp. (1995–2007).
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer (since 2012) of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Director, Covariance (since 2012). Director T-C Life (since 2012). Director, Kaspick & Company, LLC (since 2012). Manager, TIAA-CREF Redwood, LLC (“Redwood”) (since 2013). Director, Aspen Insurance Holdings, LLC (since 2011). President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director (since 2013), Corporate Secretary (since 2012) of TIAA and the TIAA-CREF Fund Complex. Senior Vice President of TIAA and the TIAA-CREF Fund Complex (2012–2013). Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.
Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Financial Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (2009–2010, since 2012) of TCT Holdings, Inc. Director (2007–2011) and Executive Vice President (2008–2010) of TCAM. Manager (since 2006), President and Chief Executive Officer (2006–2010) of Redwood. Director of Tuition Financing (2008–2009) and Executive Vice President of TC Life (2009–2010).

102	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

concluded

Officers — concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Chief Communications Officer of TIAA (2010–2011). Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010).

Please note that the Funds’ Statement of Additional Information (SAI) includes information about the Funds’ trustees and is available, without charge, through our website, tiaa-cref.org, or by calling 800 223-1200.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	103

Important tax information (unaudited)

For the fiscal year ended October 31, 2014, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

	Section 1250	Long-term
Fund	gains	capital gains	Total
Enhanced Large-Cap Growth Index	$ 13,942	$56,497,951	$56,511,893
Enhanced Large-Cap Value Index	38,226	58,147,780	58,186,006
Growth & Income	18,574	248,021,971	248,040,545
Large-Cap Growth	—	108,874,563	108,874,563
Large-Cap Value	213,046	157,408,260	157,621,306
Mid-Cap Growth	4,814	205,225,024	205,229,838
Mid-Cap Value	787,543	236,988,503	237,776,046
Small-Cap Equity	100,939	109,954,234	110,055,173
Social Choice Equity	—	19,225,795	19,225,795
Emerging Markets Equity	—	—	—
Enhanced International Equity Index	—	30,786,587	30,786,587
Global Natural Resources	—	—	—
International Equity	—	—	—
International Opportunities	—	—	—

For the fiscal year ended October 31, 2014, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage
Enhanced Large-Cap Growth Index	30.38%
Enhanced Large-Cap Value Index	39.62%
Growth & Income	29.34%
Large-Cap Growth	22.61%
Large-Cap Value	31.87%
Mid-Cap Growth	17.11%
Mid-Cap Value	49.96%
Small-Cap Equity	15.40%
Social Choice Equity	99.83%
Emerging Markets Equity	89.47%
Enhanced International Equity Index	52.88%
Global Natural Resources	99.39%
International Equity	96.00%
International Opportunities	76.93%

For the fiscal year ended October 31, 2014, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Enhanced Large-Cap Growth Index	29.67%
Enhanced Large-Cap Value Index	38.08%
Growth & Income	28.04%
Large-Cap Growth	22.08%
Large-Cap Value	31.08%
Mid-Cap Growth	16.39%
Mid-Cap Value	46.48%
Small-Cap Equity	15.34%
Social Choice Equity	99.07%
Emerging Markets Equity	0.22%
Enhanced International Equity Index	0.00%
Global Natural Resources	40.65%
International Equity	0.00%
International Opportunities	0.00%

The Emerging Markets Equity, Enhanced International Equity Index, Global Natural Resources, International Equity, and International Opportunities Funds received income from foreign sources during the year ended October 31, 2014 of $16,361,869 ($0.20049 per share), $28,323,316 ($0.21927 per share), $2,860,882 ($0.10191 per share), $50,145,761 ($0.14200 per share), and $12,962,688 ($0.12916 per share), respectively, and paid taxes to foreign countries during the year ended October 31, 2014 of $1,569,217 ($0.01923 per share), $1,104,570 ($0.00855 per share), $206,637 ($0.00736 per share), $3,381,174 ($0.00957 per share), and $908,546 ($0.00905 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2014, which will be reported in conjunction with your 2014 Form 1099-DIV.

By early 2015, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

104	2014 Annual Report ■ TIAA-CREF Funds: Equity Funds

Additional information about index providers (unaudited)

Russell Indexes

The Russell 1000® Index, the Russell 2000® Index, the Russell 3000® Index, the Russell 1000 Value Index, the Russell 1000 Growth Index, the Russell Midcap® Growth Index and the Russell Midcap Value Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE OR THE RESULTS OF THE USE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITIES (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Standard & Poor’s Index

The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the TIAA-CREF Growth & Income Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the TIAA-CREF Growth & Income Fund.

MSCI Indexes

The funds are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by Teachers Advisors, Inc. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of these funds or any other person or entity regarding the advisability of investing in funds generally or in these funds particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to these funds or the issuer or owners of these funds or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of these funds or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of these funds to be issued or in the determination or calculation of the equation by or the consideration into which these funds is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of these funds or any other person or entity in connection with the administration, marketing or offering of these funds.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of these securities, products or funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote these securities without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

TIAA-CREF Funds: Equity Funds ■ 2014 Annual Report	105

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How to reach us

TIAA-CREF website

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24 hours a day, 7 days a week

Automated telephone service

800 842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800 842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit tiaa-cref.org, or call 800 842-2252 for the Institutional, Premier and Retirement classes or 800 223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., members FINRA, distribute securities products.

©2014 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund (TIAA-CREF), 730 Third Avenue, New York, NY 10017-3206.

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2014 Annual Report TIAA-CREF Funds Equity Index Funds October 31, 2014

Understanding your report from TIAA-CREF Funds

For the purposes of this report, “TIAA-CREF Funds” refers only to the TIAA-CREF Equity Index Funds listed on the cover of this report.

This annual report contains information about the holdings and investment performance of the TIAA-CREF Funds as of October 31, 2014. The report contains three main sections:

•	The fund performance section compares each fund’s investment returns with those of its benchmark index.
•	The summary portfolios of investments list the industries and types of securities in which each fund had investments as of October 31, 2014.
•	The financial statements provide detailed information about the operations and financial condition of each fund.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time, based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at tiaa-cref.org, or call 800 842-2252 for the Institutional, Premier and Retirement classes or 800 223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

Information for investors

Portfolio holdings

Securities and Exchange Commission (SEC) rules allow investment companies to list the top holdings of each fund in their annual and semiannual reports, instead of providing complete portfolio listings. The TIAA-CREF Funds also file complete portfolio listings with the SEC, and they are available to the public.

You can obtain a complete list of the TIAA-CREF Funds’ portfolio holdings (Schedules of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at tiaa-cref.org; or
•	By calling us at 800 842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Funds’ portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy. (Call 202 551-8090 for more information.)

Proxy voting

TIAA-CREF Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at tiaa-cref.org or on the SEC’s website at www.sec.gov. You can also call us at 800 842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2252.

Fund management

The TIAA-CREF Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day investment management of the funds.

2	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

TIAA-CREF Market Monitor

U.S. stocks surge ahead of foreign shares

The domestic and international stock markets painted very different pictures over the twelve-month period. While the Federal Reserve (Fed) scaled back efforts to stimulate the economy, which picked up modestly, international markets introduced stimulus programs to boost their sluggish economies. Over the period, the Russell 3000® Index, a broad-based measure of the U.S. stock market, registered 16.1% for the twelve months ended October 31, 2014, while international stock markets overall ended virtually flat despite posting strong gains in terms of their local currencies.

Large- and mid-cap stocks beat small caps

Stocks of large-capitalized companies significantly outperformed those of smaller companies, as measured by the Russell 1000® and Russell 2000® indexes, respectively, although small caps outperformed in the final three months of the reporting period. Over the reporting period, growth stocks marginally outperformed their value counterparts in the broader market, returning 16.4% and 15.8%, respectively, based on Russell 3000 categories.

Real gross domestic product in the United States, which measures the value of all goods and services produced in the nation, rose at an annual rate of 3.9% in the third calendar quarter, according to preliminary estimates released by the Bureau of Economic Analysis. The rate is below the 4.6% rise in the second quarter but above the 2.1% drop in the first. The U.S. Department of Labor reported that the national unemployment rate fell to 5.8% in October—its lowest level since 2008. Year-over-year inflation, as measured by the Consumer Price Index, registered 1.7% at period-end after having risen to 2.1% in May.

International stocks, as measured by the MSCI EAFE Index, underperformed the broad U.S. market by more than 16 percentage points in U.S.-dollar-based terms.

Small caps trail large- and mid-cap equities*

* Large-cap, mid-cap and small-cap returns are based on the Russell 1000®, Russell Midcap® and Russell 2000® indexes, respectively.

However, the Russell 3000’s relative advantage over the EAFE was largely due to the continued strengthening of the U.S dollar. EAFE returned 6.8% in local currency terms, with component countries such as Japan achieving double-digit gains.

Equities in emerging markets, as measured by the MSCI Emerging Markets Index, returned 0.6%. Economic and geopolitical concerns weighed on overseas markets, although interest rate cuts abroad helped drive performance in several markets, adding to the U.S. dollar’s strength. Eurozone stocks pulled back in the period due, in part, to concerns about the region’s banking system. To encourage bank lending, Europe’s central bank announced a Targeted Longer-Term Refinancing Operations program. The MSCI All Country World ex USA Index, which measures the performance of large- and mid-cap stocks in 45 developed and emerging market countries outside the United States, returned 0.1%. (All returns are in U.S. dollars unless otherwise noted.) Domestic investment-grade bonds, as measured by the Barclays U.S. Aggregate Bond Index, returned 4.1% over the twelve months.

Central banks here and abroad take decisive action

Early in the period, U.S. stocks advanced on favorable economic news but dropped in January amid bleak reports. Also, the Fed began tapering its $85 billion monthly purchases of U.S. Treasury bonds and mortgage-backed securities. Brighter employment and retail sales data, strong corporate earnings and reassuring comments from the Fed bolstered stock prices in the spring. Concerns about China’s economy exerted pressure on international stock markets. During the summer, turmoil in the Middle East and Ukraine hurt stock prices worldwide.

In early September, stocks of European companies rose on reports of rate cuts and new monetary stimulus. As the period came to a close, the Fed reaffirmed its plan to keep its short-term interest rate target near zero “for a considerable time” and suggested it may begin to hike rates by mid-2015. The Fed also announced the end of its bond-buying program. Conversely, Japan’s central bank unveiled a similar easing program. Japan’s Nikkei 225 Index surged, and equity markets in other countries rose as well.

The Investment Company Institute estimated that $70.2 billion flowed into stock funds over the twelve months. Inflows totaled $80.7 billion over the first half of the period. There were outflows from May through the beginning of October, but nearly $8.4 billion flowed into stock funds over the final two weeks of the period.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	3

About the funds’ benchmarks

Broad market indexes

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market.

The MSCI EAFE Index measures the performance of the leading stocks in 21 developed market countries outside North America—in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index measures the performance of the leading stocks in 23 emerging market countries in Europe, Asia, Africa, Latin America and the Middle East.

Large-cap indexes

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy.

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 Index with higher relative forecasted growth rates and price/book ratios.

The Russell 1000 Value Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000 Index, based on market capitalization. The Russell 1000 Value Index measures the performance of those stocks of the Russell 1000 Index with lower relative forecasted growth rates and price/book ratios.

Small-cap index

The Russell 2000® Index measures the performance of the stocks of the 2,000 smallest companies in the Russell 3000 Index, based on market capitalization.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

Russell 1000, Russell 2000 and Russell 3000 are trademarks and service marks of Russell Investments. TIAA-CREF products are not promoted or sponsored by, or affiliated with, Russell Investments. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. This report is not approved, reviewed or produced by MSCI. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

4	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Important information about expenses

All shareholders of the TIAA-CREF Funds incur ongoing costs, including management fees and other fund expenses. They may also incur transactional costs for redemptions or account maintenance fees.

The expense examples that appear on the performance pages are intended to help you understand your ongoing costs only (in U.S. dollars) and do not reflect transactional costs or the costs incurred by the fund for buying and selling securities. The examples are designed to help you compare these ongoing costs with the ongoing costs of investing in other mutual funds.

The expenses shown do not include redemption fees or account maintenance fees, which may or may not be applicable, as described in the prospectus. If such fees were included, your total costs for investing in the funds would be higher. Note also that shareholders of the TIAA-CREF Funds do not incur a sales charge for purchases, reinvested dividends or other distributions.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014–October 31, 2014).

Actual expenses

The first section of each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the six-month period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid during period” to estimate the expenses you paid during the six-month period. Some funds have a contractual fee reimbursement. Had these not been in effect, fund expenses would have been higher.

Hypothetical example for comparison purposes

The second line in each share class’s entry shows hypothetical account values and expenses based on the share class’s actual expense ratio for the six-month period and an assumed 5% per year rate of return before expenses. This was not the share class’s actual return.

This hypothetical example cannot be used to estimate the actual expenses you paid for the period but rather allows you to compare the ongoing costs of investing in the fund with the costs of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	5

Equity Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2014
Information technology	18.6
Financials	17.8
Health care	13.9
Consumer discretionary	12.3
Industrials	11.3
Consumer staples	8.3
Energy	8.3
Materials	3.7
Utilities	3.2
Telecommunication services	2.2
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2014
More than $50 billion	49.4
More than $15 billion–$50 billion	24.1
More than $2 billion–$15 billion	21.7
$2 billion or less	4.8
Total	100.0

Performance for the twelve months ended October 31, 2014

The Equity Index Fund returned 16.00% for the Institutional Class, compared with the 16.07% return of its benchmark, the Russell 3000® Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund benefited from participating in a securities lending program, but its return trailed that of its benchmark largely because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Small caps lag the broader market

The broad U.S. stock market, as measured by the Russell 3000 Index, gained 16.07% for the reporting period, compared with 28.99% for the previous twelve months. Stocks advanced in response to optimism about the U.S. economy, strong corporate profits and continued easing monetary policy from the Federal Reserve. While the Fed began tapering its monthly bond purchases in January 2014, and ended them entirely in October 2014, it held short-term interest rates near zero.

For the twelve months, large-cap stocks outperformed smaller-cap issues by a wide margin. The performance of large-cap growth stocks, which returned 17.11% during the period, led that of large-cap value stocks, which returned 16.46%. Small-cap stocks, as measured by the Russell 2000® Index, returned 8.06% for the period. For the ten years ended October 31, 2014, the Russell 3000 Index had an average annual gain of 8.55%. (Returns by investment style and capitalization size are based on the Russell indexes.)

Both domestic and international markets experienced volatility in reaction to conflicts overseas. Nevertheless, U.S. stocks as a whole strongly outperformed international equity indexes, which collectively finished the period near year-ago levels.

Performance as of October 31, 2014

		Total	Average annual
		return	total return
Equity Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	7/1/1999	16.00%	16.95%	8.52%
Premier Class	9/30/2009	15.81	16.77	8.44	*
Retirement Class	3/31/2006	15.76	16.64	8.30	*
Retail Class	3/31/2006	15.73	16.63	8.33	*
Russell 3000 Index	—	16.07	17.01	8.55

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	The performance shown for the Premier, Retirement and Retail classes that is prior to their respective inception dates is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier, Retirement and Retail classes. If those higher expenses had been reflected, the performance of these three classes shown for these periods would have been lower.

6	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Largest sectors lead the index higher

For the period, the return of the benchmark’s industry sectors varied widely. The two largest sectors—information technology and financials—had returns of 23.2% and 16.6%, respectively. Health care saw the biggest gain, with a return of 29.3% for the twelve months, while industrials gained 13.3%.

Energy was the biggest laggard, with a return of 2.8%. Telecommunication services also underperformed, with a return of 6.2%. Information technology, financials, health care and industrials drove the benchmark’s performance, as these four sectors made up more than half of its total market capitalization on October 31, 2014.

Technology stocks among the benchmark’s top performers

Among the benchmark’s largest holdings, the best-performing stocks were Apple, which saw continued growth in revenue and profits due to the launch of the iPhone 6 this year; Microsoft, another technology giant that saw success with its tablet and cloud computing products; Google, which continued to diversify its product line and revenue sources; and Johnson & Johnson, the consumer products firm that benefited from the improving economy.

Stocks with significant weightings that underperformed during the period included Chevron, which was hurt by falling global oil prices; Pfizer, which saw declining profits due to competition from cheaper generic drugs; Citigroup, which had sluggish earnings in a number of business areas; and Philip Morris, the tobacco giant that relies to a great extent on foreign sales and was hurt by the strong dollar.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
	value	value	(5/1/14–
Equity Index Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$1,075.59	$0.26
Premier Class	1,000.00	1,075.10	1.05
Retirement Class	1,000.00	1,075.29	1.57
Retail Class	1,000.00	1,075.09	1.83
5% annual
hypothetical return
Institutional Class	1,000.00	1,024.95	0.26
Premier Class	1,000.00	1,024.20	1.02
Retirement Class	1,000.00	1,023.69	1.53
Retail Class	1,000.00	1,023.44	1.79

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.05% for the Institutional Class, 0.20% for the Premier Class, 0.30% for the Retirement Class and 0.35% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	7

Large-Cap Growth Index Fund

Portfolio composition
% of net assets
Sector	as of 10/31/2014
Information technology	28.1
Consumer discretionary	18.1
Health care	14.2
Industrials	11.9
Consumer staples	10.4
Financials	5.4
Energy	5.2
Materials	4.0
Telecommunication services	2.3
Utilities	0.1
Short-term investments, other assets & liabilities, net	0.3
Total	100.0

Holdings by company size
Market	% of equity investments
capitalization	as of 10/31/2014
More than $50 billion	54.7
More than $15 billion–$50 billion	25.0
More than $2 billion–$15 billion	20.2
$2 billion or less	0.1
Total	100.0

Performance for the twelve months ended October 31, 2014

The Large-Cap Growth Index Fund returned 17.00% for the Institutional Class, compared with the 17.11% return of its benchmark, the Russell 1000® Growth Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return lagged that of its benchmark index, partly because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Large-cap growth stocks shine in a rising market

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 16.07% for the reporting period, compared with 28.99% for the previous twelve months. Stocks advanced in response to optimism about the U.S. economy, strong corporate profits and continued easing monetary policy from the Federal Reserve. While the Fed began tapering its monthly bond purchases in January 2014, and ended them entirely in October 2014, it held short-term interest rates near zero.

For the twelve-month period, large-cap growth stocks topped the 16.46% return of large-cap value stocks. Within the growth category, large caps significantly outpaced both small- and mid-cap issues, which returned 8.26% and 14.59%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2014, the Russell 1000 Growth Index earned an average annual return of 9.05%, outperforming both the 7.90% average gain of the Russell 1000 Value Index and the 8.55% average annual return of the Russell 3000 Index.

Performance as of October 31, 2014

		Total	Average annual
		return	total return
Large-Cap Growth Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	17.00%	17.32%	8.96%
Retirement Class	10/1/2002	16.72	17.03	8.67
Russell 1000 Growth Index	—	17.11	17.43	9.05

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

8	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Technology and health care drive the benchmark higher

All ten industry sectors of the Russell 1000 Growth Index generated positive returns, and seven achieved double-digit gains. Information technology, the benchmark’s most heavily weighted sector for the period, earned 22.4% and made the largest contribution to return, helped by a pickup in business spending. Health care made the second-largest contribution, surging 34.8% amid brisk merger and acquisition activity in the sector. Solid gains from industrials (up 15.3%) and consumer discretionary (up 9.4%) also aided benchmark performance. Together, these four sectors represented nearly three-quarters of the benchmark’s total market capitalization at the end of the period.

With a 4.1% return, energy was the worst-performing sector in absolute terms and one of the weakest contributors to benchmark performance. Oil prices fell significantly during the period, pressured by rising supplies of the commodity. Telecommunication services (up 8.0%) also trailed the index substantially, impacted by intense competition in the sector.

Returns among index heavyweights diverge

Three of the benchmark’s five largest stocks outpaced the return of the benchmark by a sizeable margin. Biotechnology company Gilead Sciences was the top performer, scoring a dramatic gain on strong sales of a new hepatitis drug. Shares of technology giants Apple and Microsoft also soared. Apple reported record iPhone sales, while new leadership at Microsoft fueled optimism about the company’s future prospects. Coca-Cola and Verizon recorded positive returns but lagged far behind.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

			Expenses
			paid
	Beginning	Ending	during
	account	account	period*
Large-Cap	value	value	(5/1/14–
Growth Index Fund	(5/1/14)	(10/31/14)	10/31/14)
Actual return
Institutional Class	$1,000.00	$1,094.74	$0.32
Retirement Class	1,000.00	1,093.02	1.64
5% annual
hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	9

Large-Cap Value Index Fund

Portfolio composition
Sector	% of net assets as of 10/31/2014
Financials	29.5
Health care	13.7
Energy	12.1
Industrials	10.2
Information technology	9.2
Consumer staples	7.1
Utilities	6.3
Consumer discretionary	6.1
Materials	3.2
Telecommunication services	2.2
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2014
More than $50 billion	51.7
More than $15 billion–$50 billion	27.6
More than $2 billion–$15 billion	20.4
$2 billion or less	0.3
Total	100.0

Performance for the twelve months ended October 31, 2014

The Large-Cap Value Index Fund returned 16.38% for the Institutional Class, compared with the 16.46% return of its benchmark, the Russell 1000® Value Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return slightly lagged that of its benchmark index, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Large-cap value stocks rise in a climbing market

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 16.07% for the reporting period, compared with 28.99% for the previous twelve months. Stocks advanced in response to optimism about the U.S. economy, strong corporate profits and continued easing monetary policy from the Federal Reserve. While the Fed began tapering its monthly bond purchases in January 2014, and ended them entirely in October 2014, it held short-term interest rates near zero.

For the twelve months, large-cap stocks outperformed smaller-cap issues by a wide margin. The performance of large-cap value stocks trailed the 17.11% return of large-cap growth stocks. Within the value category, large-cap stocks outperformed their mid- and small-cap counterparts, which returned 16.18% and 7.89%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2014, the Russell 1000 Value Index registered an average annual return of 7.90%, lagging the 9.05% average gain of the Russell 1000 Growth Index and the 8.55% return of the Russell 3000 Index.

Performance as of October 31, 2014

		Total return	Average annual total return
Large-Cap Value Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	16.38%	16.38%	7.82%
Retirement Class	10/1/2002	16.07	16.11	7.55
Russell 1000 Value Index	—	16.46	16.49	7.90

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

10	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Financials drive the benchmark’s gain

For the reporting period, all ten industry sectors of the fund’s benchmark produced gains. Financials, the benchmark’s heaviest-weighted sector, made the largest contribution to its return with a gain of 17.7%. The information technology and health care sectors also had strong results, advancing 30.8% and 25.2%, respectively. These three sectors together made up more than half of the index’s total market capitalization on October 31, 2014.

Gains in the energy and telecommunication services sectors were well below the benchmark’s overall return. These sectors advanced 4.2% and 4.7%, respectively. Falling oil prices resulted in weakness for energy stocks, and the telecommunication services sector was hindered by regulatory uncertainty.

Three of the benchmark’s five largest stocks outperform

Three of the benchmark’s five largest stocks produced better returns than the Russell 1000 Value Index for the twelve months. These were banking giant Wells Fargo, Berkshire Hathaway and Johnson & Johnson. The returns of Exxon Mobil, the benchmark’s largest holding, and General Electric lagged that of the index.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

Large-Cap Value Index Fund	Beginning account value (5/1/14)	Ending account value (10/31/14)	Expenses paid during period* (5/1/14– 10/31/14)
Actual return
Institutional Class	$1,000.00	$1,062.06	$0.31
Retirement Class	1,000.00	1,061.19	1.61
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	11

S&P 500 Index Fund

Portfolio composition
Sector	% of net assets as of 10/31/2014
Information technology	19.4
Financials	16.6
Health care	14.2
Consumer discretionary	11.6
Industrials	10.3
Consumer staples	9.6
Energy	9.1
Materials	3.3
Utilities	3.1
Telecommunication services	2.4
Short-term investments, other assets & liabilities, net	0.4
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2014
More than $50 billion	61.0
More than $15 billion–$50 billion	28.5
More than $2 billion–$15 billion	10.5
Total	100.0
Performance for the twelve months ended October 31, 2014

The S&P 500 Index Fund returned 17.16% for the Institutional Class, compared with the 17.27% return of its benchmark, the S&P 500® Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund’s return slightly lagged that of its benchmark index, primarily because of the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Large-cap stocks advance more than the broad market

Over the past twelve months, the large-cap U.S. stocks contained in the S&P 500 Index advanced strongly, outpacing the 16.07% return of the Russell 3000® Index, a proxy for the broad domestic stock market.

While the Federal Reserve pared down its efforts to stimulate the improving domestic economy, monetary policymakers overseas introduced stimulus to help boost their lagging economies. In January, the Fed began scaling back its $85 billion monthly bond purchases under its quantitative easing program and ended it in October. The Fed reaffirmed its plan to keep its short-term interest rate target level near zero “for a considerable time” but implied it may seek to hike rates by mid-2015.

Both domestic and international markets experienced volatility in reaction to conflicts overseas. Nevertheless, U.S. stocks as a whole strongly outperformed international equity indexes, which collectively finished the period near year-ago levels.

Performance as of October 31, 2014

		Total return	Average annual total return
S&P 500 Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	17.16%	16.60%	8.14%
Retirement Class	10/1/2002	16.84	16.30	7.85
S&P 500 Index	—	17.27	16.69	8.20

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

12	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Investors responded to global events by turning to the perceived relative safety of large caps. This allowed the purely large-cap S&P 500 to finish the twelve months ahead of the Russell 3000 Index, which contains a significant percentage of small- and mid-cap stocks, both of which underperformed large caps for the period.

For the ten years ended October 31, 2014, the S&P 500 Index posted an average annual gain of 8.20%, compared with an average annual return of 8.55% for the Russell 3000 Index.

Information technology stocks lead the index higher

For the reporting period, seven out of the ten industry sectors within the benchmark produced double-digit gains. Information technology, the index’s most heavily weighted sector as of period-end, generated the largest gain with a return of 25.7%. The health care and financials sectors also made sizable contributions, advancing 29.7% and 18.2%, respectively. These three sectors together comprised more than half of the index’s total market capitalization as of October 31, 2014.

The energy sector had the weakest performance, rising just 4.3%.

Three of the five largest stocks top the index’s return

Three of the S&P 500’s five largest stocks produced returns that were better than the benchmark’s overall return. Apple, the index’s largest holding by market capitalization, was the best performer in the group, followed by Microsoft and Johnson & Johnson. General Electric and Exxon Mobil underperformed the index as a whole.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

S&P 500 Index Fund	Beginning account value (5/1/14)	Ending account value (10/31/14)	Expenses paid during period* (5/1/14– 10/31/14)
Actual return
Institutional Class	$1,000.00	$1,082.15	$0.31
Retirement Class	1,000.00	1,080.17	1.63
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	13

Small-Cap Blend Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2014
Financials	24.5
Information technology	17.6
Industrials	14.0
Health care	13.9
Consumer discretionary	13.1
Materials	4.7
Energy	4.6
Utilities	3.5
Consumer staples	3.1
Telecommunication services	0.8
Short-term investments, other assets & liabilities, net	0.2
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2014
More than $15 billion–$50 billion	0.4
More than $2 billion–$15 billion	39.0
$2 billion or less	60.6
Total	100.0

Performance for the twelve months ended October 31, 2014

The Small-Cap Blend Index Fund returned 8.32% for the Institutional Class, compared with the 8.06% return of its benchmark, the Russell 2000® Index. The table below shows returns for all share classes of the fund.

For the twelve-month period, the fund benefited from participating in a securities lending program, which helped the fund outperform its benchmark, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Small caps lag the broader market

The broad U.S. stock market, as measured by the Russell 3000® Index, gained 16.07% for the reporting period, compared with 28.99% for the previous twelve months. Stocks advanced in response to optimism about the U.S. economy, strong corporate profits and continued easing monetary policy from the Federal Reserve. While the Fed began tapering its monthly bond purchases in January 2014 and ended them entirely in October 2014, it held short-term interest rates near zero.

For the twelve months, stocks of small-capitalized companies significantly lagged the broader market, as measured by the Russell 3000 Index, although small caps outperformed in the final fiscal quarter (August 1 to October 31). Over the reporting period, growth stocks marginally outperformed their value counterparts in the broader market, returning 16.39% and 15.76%, respectively. (Returns by investment style and capitalization size are based on the Russell indexes.)

For the ten years ended October 31, 2014, the Russell 2000 Index achieved an average annual gain of 8.67%, outpacing the 8.55% average annual return of the Russell 3000 Index over the same period.

Performance as of October 31, 2014

		Total return	Average annual total return
Small-Cap Blend Index Fund	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	8.32%	17.52%	8.71%
Retirement Class	10/1/2002	8.01	17.21	8.44
Russell 2000 Index	—	8.06	17.39	8.67

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

14	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Largest sectors lead the index higher

For the period, the return of the benchmark’s industry sectors varied widely. The two largest sectors, financials and information technology, had returns of 11.9% and 9.3%, respectively. Health care saw the biggest gain, with a return of 21.5% for the twelve months, while industrials rose 5.8%. Combined, these four sectors constituted almost three-fourths of the benchmark’s total market capitalization on October 31, 2014.

Energy was the biggest laggard, with a return of –18.2%. Telecommunication services also declined slightly, with a return of –0.5%.

Pharmaceutical and finance stocks lead the benchmark

For the twelve months, the strongest performance in the benchmark came from Isis Pharmaceuticals, a biopharmaceutical firm that has a broad pipeline of drugs to treat a wide variety of diseases, including cardiovascular, metabolic, neurological disorders and cancer. Another strong performer was Wex, a leading provider of corporate credit card and payment systems that has had success in fuel payment processing for fleet vehicles and has seen earnings above Wall Street expectations. CNO Financial Group, an insurance holding company, also performed well on solid earnings growth.

Laggards in the benchmark’s top ten stocks included Aspen Technology, a leading provider of software and services to process industries that saw lower demand for its products and Ultimate Software Group, which specializes in software and payroll solutions for corporate human resource departments. Ultimate’s stock declined sharply early in 2014, but recovered later in the period.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share class varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

Small-Cap Blend Index Fund	Beginning account value (5/1/14)	Ending account value (10/31/14)	Expenses paid during period* (5/1/14– 10/31/14)
Actual return
Institutional Class	$1,000.00	$1,049.70	$0.31
Retirement Class	1,000.00	1,048.47	1.60
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	15

Emerging Markets Equity Index Fund

Portfolio composition

Sector	% of net assets as of 10/31/2014
Financials	30.0
Information technology	16.1
Energy	8.5
Consumer discretionary	8.4
Consumer staples	7.9
Materials	7.5
Telecommunication services	7.3
Industrials	6.1
Utilities	4.6
Health care	2.0
Short-term investments, other assets & liabilities, net	1.6
Total	100.0

Holdings by country

% of portfolio investments as of 10/31/2014
China	17.2
Korea	13.1
Taiwan	11.0
Brazil	9.2
South Africa	7.1
India	6.5
United States	4.9
Mexico	4.9
Russia	4.0
Malaysia	3.5
15 other nations	13.9
Short-term investments	4.7
Total	100.0

Holdings by company size

Market capitalization	% of equity investments as of 10/31/2014
More than $50 billion	18.0
More than $15 billion–$50 billion	36.4
More than $2 billion–$15 billion	42.7
$2 billion or less	2.9
Total	100.0

Performance for the twelve months ended October 31, 2014

The Emerging Markets Equity Index Fund returned 0.42% for the Institutional Class, compared with the 0.64% return of its benchmark, the MSCI Emerging Markets Index. The table below shows returns for all share classes of the fund.

The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Emerging market stocks lag U.S. equity returns

The MSCI Emerging Markets Index slightly outperformed the –0.60% return of the 21 developed market nations outside North America that comprise the MSCI EAFE Index, yet it lagged the 16.07% gain of the broad U.S. stock market, as measured by the Russell 3000® Index.

Emerging market stocks took many turns throughout the year. Earlier in the period, the benchmark dropped sharply in part due to concerns about China’s growth and the move by the Federal Reserve to start tapering its $85 billion monthly bond purchases under its quantitative easing program. Emerging market equities rallied in the spring, fueled by signals from China that it was committed to improving its economy and reassuring comments from the Fed. The index ended the final fiscal quarter (August 1 to October 31) down 4.21%, but returned 1.18% in October.

For the twelve months, a rising dollar lowered the return of the MSCI Emerging Markets Index for U.S. investors. In terms of local currencies, the index returned 5.56%.

Performance as of October 31, 2014

		Total return	Average annual total return
Emerging Markets Equity Index Fund*	Inception date	1 year	since inception
Institutional Class	8/31/2010	0.42%	2.97%
Premier Class	8/31/2010	0.23	2.81
Retirement Class	8/31/2010	0.17	2.72
Retail Class	8/31/2010	0.04	2.56
MSCI Emerging Markets Index	—	0.64	3.65	†

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	Performance is calculated from the inception date of the Institutional Class.

16	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

China stocks help boost the benchmark

For the period, the best-performing country components in the MSCI Emerging Markets were Egypt (up 43.1%), Qatar (up 32.8%) and India (up 29.4%). China, the largest country component of the index in terms of market capitalization at period-end, returned 6.4%. These gains helped offset losses from Greece (down 32.0%), Hungary (down 24.7%), Russia (down 24.4%) and other emerging markets. Russia’s stock market dropped largely as a result of investors’ concerns about the conflict in Ukraine. Egypt’s investment plans, transactions with energy companies and other news contributed to its market’s strong performance. (All returns are in U.S. dollars.)

Returns for the largest stocks vary sharply

Three of the five largest stocks in the benchmark, as measured by market capitalization on October 31, 2014, generated strong gains for the period. They included Taiwan Semiconductors, Tencent Holdings and China Mobile. Samsung Electronic—the largest holding at period-end—closed lower for the period.

The fund’s returns may sometimes diverge from the returns of its benchmark index more than would be expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 invested at fund’s inception

Institutional Class (inception August 31, 2010)

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014

Emerging Markets Equity Index Fund	Beginning account value (5/1/14)	Ending account value (10/31/14)	Expenses paid during period* (5/1/14– 10/31/14)
Actual return
Institutional Class	$1,000.00	$1,033.88	$1.18
Premier Class	1,000.00	1,031.98	1.95
Retirement Class	1,000.00	1,032.01	2.46
Retail Class	1,000.00	1,031.04	3.23
5% annual hypothetical return
Institutional Class	1,000.00	1,024.05	1.17
Premier Class	1,000.00	1,023.29	1.94
Retirement Class	1,000.00	1,022.79	2.45
Retail Class	1,000.00	1,022.03	3.21

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.23% for the Institutional Class, 0.38% for the Premier Class, 0.48% for the Retirement Class and 0.63% for the Retail Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	17

International Equity Index Fund

Portfolio composition
Sector	% of net assets as of 10/31/2014
Financials	26.1
Industrials	12.3
Consumer discretionary	11.6
Health care	10.9
Consumer staples	10.9
Materials	7.5
Energy	6.3
Telecommunication services	5.0
Information technology	4.6
Utilities	3.9
Short-term investments, other assets & liabilities, net	0.9
Total	100.0

Holdings by country
% of portfolio investments as of 10/31/2014
Japan	20.8
United Kingdom	18.2
Switzerland	9.2
France	9.0
Germany	8.3
Australia	7.9
Netherlands	3.7
Spain	3.3
Hong Kong	3.0
Sweden	2.9
18 other nations	10.3
Short-term investments	3.4
Total	100.0

Holdings by company size
Market capitalization	% of equity investments as of 10/31/2014
More than $50 billion	42.0
More than $15 billion–$50 billion	32.9
More than $2 billion–$15 billion	25.0
$2 billion or less	0.1
Total	100.0

Performance for the twelve months ended October 31, 2014

The International Equity Index Fund returned 0.37% for the Institutional Class, compared with the –0.60% return of its benchmark, the MSCI EAFE Index. The table below includes performance data for all share classes of the fund.

For the twelve-month period, the fund benefited from participating in a securities lending program, which helped the fund outperform its benchmark, despite the effect of expenses. The fund’s return includes a deduction for expenses, while the benchmark’s does not. The fund had a risk profile similar to that of its benchmark.

Developed foreign market stocks lag U.S. equities

After advancing 4.44% in the first six months of the reporting period, the MSCI EAFE Index, which measures stock performance in 21 developed market nations outside North America, fell 4.83% in the final six months, resulting in a modest loss for the reporting period. Investor concerns regarding geopolitical tensions in the Middle East and Ukraine, China’s economic slowdown and the potentially detrimental effects of rising U.S. interest rates all contributed to the decline.

However, the strength of the U.S. dollar, which gained more than 14% over the Japanese yen and nearly 9% versus the euro, played the most significant role in the negative performance of developed foreign market stocks. For instance, the EAFE actually rose 6.84% in local currency terms, with country components such as Japan achieving double-digit gains. Yet, when converted to U.S.-dollar-based returns, both the EAFE and Japan showed a small loss.

When compared to domestic equities for the twelve months, the EAFE substantially trailed the 16.07% return of the broad U.S. stock market, as measured by the Russell 3000® Index. Similarly, for the ten years ended October 31, 2014, the EAFE’s average annual return of 5.81% lagged the 8.55% gain of the Russell 3000.

Performance as of October 31, 2014
		Total return	Average annual total return
International Equity Index Fund*	Inception date	1 year	5 years	10 years
Institutional Class	10/1/2002	0.37%	7.04%	5.98%
Premier Class	9/30/2009	0.23	6.90	5.90	†
Retirement Class	10/1/2002	0.11	6.77	5.70
MSCI EAFE Index	—	–0.60	6.52	5.81

The returns in this report show past performance, which is no guarantee of future results. The returns do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit tiaa-cref.org. Performance may reflect waivers or reimbursements of certain expenses. Absent these waivers or reimbursement arrangements, performance may be lower.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

*	Shares held 60 calendar days or less may be subject to a redemption fee of 2%. Please see the prospectus for details.
†	The performance shown for the Premier Class that is prior to its inception date is based on the performance of the fund’s Institutional Class. The performance for these periods has not been restated to reflect the higher expenses of the Premier Class. If those higher expenses had been reflected, the performance of the Premier Class shown for these periods would have been lower.

18	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

U.S.-dollar-based losses push the benchmark lower

Currency translation was a sizable drag on returns across country members of the EAFE. Despite positive performance, in local currency terms, in all but two of the nations within the index, U.S.-dollar-based returns ended the period in negative territory. France, Germany and Japan, among the larger segments of the EAFE based on market capitalization at the end of the reporting period, declined 6.6%, 5.5% and 0.7%, respectively, when converted to U.S.-dollar-based returns. Additionally, losses in Italy, the Netherlands and Sweden further truncated EAFE’s performance.

The benchmark’s largest stocks help limit its decline

During the period, several of EAFE’s largest holdings as of period-end achieved solid gains, limiting the decline of the benchmark. Among the EAFE’s largest holdings as of period-end, Novartis and energy giant Royal Dutch delivered outsized returns. Swiss pharmaceutical company Roche Holding and Nestlé also helped advance index results.

The fund’s returns may sometimes diverge from the returns of its benchmark more than typically expected. This divergence may be the result of the fund’s fair value pricing adjustments or of the timing of foreign currency valuations.

Many foreign exchanges close for trading before the fund’s net asset value (NAV) is calculated (generally 4 p.m. ET). In the intervening hours, the values of foreign securities can change, and these changes are not reflected immediately in the returns of the fund’s benchmark. These changes are, however, taken into account to value the fund’s portfolio holdings at the time the fund’s NAV is calculated; these are known as fair value pricing adjustments.

$10,000 over 10 years

Institutional Class

For the purpose of comparison, the graph also shows the change in the value of the fund’s benchmark during the same period. The performance of the other share classes varies due to differences in expense charges.

Expense example

Six months ended October 31, 2014
International Equity Index Fund	Beginning account value (5/1/14)	Ending account value (10/31/14)	Expenses paid during period* (5/1/14– 10/31/14)
Actual return
Institutional Class	$1,000.00	$957.27	$ 0.30
Premier Class	1,000.00	956.19	1.04
Retirement Class	1,000.00	955.59	1.53
5% annual hypothetical return
Institutional Class	1,000.00	1,024.90	0.31
Premier Class	1,000.00	1,024.15	1.07
Retirement Class	1,000.00	1,023.64	1.58

*	“Expenses paid during period” is based on the fund’s actual expense ratio for the most recent fiscal half-year, multiplied by the average account value over the six-month period, multiplied by 184/365. There were 184 days in the six months ended October 31, 2014. The fund’s annualized six-month expense ratio for that period was 0.06% for the Institutional Class, 0.21% for the Premier Class and 0.31% for the Retirement Class. The expense charges of one or more of the fund’s share classes may at times reflect a reimbursement. Please see the prospectus for an explanation, including the date on which this reimbursement is scheduled to end. Without any such reimbursement, the expenses of the affected share classes would be higher and the fund’s performance lower.

For more information about this expense example, please see page 5.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	19

Summary portfolio of investments

Equity Index Fund  ■  October 31, 2014

				% of net
Shares		Company	Value	assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$97,661,252	1.1%

BANKS
4,199,513		Bank of America Corp	72,063,643	0.8
1,222,744		Citigroup, Inc	65,453,486	0.7
1,522,221		JPMorgan Chase & Co	92,063,926	1.0
1,920,505		Wells Fargo & Co	101,959,610	1.1
		Other	205,558,808	2.4
			537,099,473	6.0

CAPITAL GOODS

263,800		3M Co	40,564,526	0.5
294,039		Boeing Co	36,728,411	0.4
4,032,175		General Electric Co	104,070,437	1.2
369,649		United Technologies Corp	39,552,443	0.4
		Other	488,709,634	5.3
			709,625,451	7.8

COMMERCIAL & PROFESSIONAL SERVICES			95,704,624	1.1

CONSUMER DURABLES & APPAREL			138,431,621	1.5

CONSUMER SERVICES
397,609		McDonald’s Corp	37,267,892	0.4
		Other	149,653,839	1.7
			186,921,731	2.1

DIVERSIFIED FINANCIALS
180,454		Goldman Sachs Group, Inc	34,284,456	0.4
		Other	311,998,988	3.4
			346,283,444	3.8

ENERGY
763,816		Chevron Corp	91,619,729	1.0
492,489		ConocoPhillips	35,533,082	0.4
1,716,974	d	Exxon Mobil Corp	166,048,556	1.8
520,599		Schlumberger Ltd	51,362,297	0.6
		Other	406,182,003	4.5
			750,745,667	8.3

FOOD & STAPLES RETAILING
469,264		CVS Corp	40,267,544	0.5
641,768		Wal-Mart Stores, Inc	48,947,645	0.5
		Other	76,206,416	0.8
			165,421,605	1.8

FOOD, BEVERAGE & TOBACCO
796,995		Altria Group, Inc	38,526,739	0.4
1,589,448		Coca-Cola Co	66,566,082	0.7
607,029		PepsiCo, Inc	58,377,979	0.7
630,675		Philip Morris International, Inc	56,136,382	0.6
		Other	203,128,323	2.3
			422,735,505	4.7

HEALTH CARE EQUIPMENT & SERVICES
392,287		UnitedHealth Group, Inc	37,271,188	0.4
		Other	394,358,094	4.4
			431,629,282	4.8
				% of net
Shares		Company	Value	assets

HOUSEHOLD & PERSONAL PRODUCTS
1,088,229		Procter & Gamble Co	$94,969,745	1.0%
		Other	69,064,543	0.8
			164,034,288	1.8

INSURANCE
735,862	*	Berkshire Hathaway, Inc (Class B)	103,138,418	1.2
		Other	271,947,480	3.0

			375,085,898	4.2
MATERIALS			330,675,382	3.7

MEDIA
1,030,989		Comcast Corp (Class A)	57,065,241	0.6
694,992		Walt Disney Co	63,508,369	0.7
		Other	186,472,494	2.1
			307,046,104	3.4

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
641,421		AbbVie, Inc	40,704,577	0.4
305,086		Amgen, Inc	49,478,847	0.5
668,556		Bristol-Myers Squibb Co	38,903,274	0.4
323,379	*	Celgene Corp	34,630,657	0.4
618,037	*	Gilead Sciences, Inc	69,220,144	0.8
1,137,309		Johnson & Johnson	122,579,164	1.4
1,176,199		Merck & Co, Inc	68,148,970	0.8
2,566,599		Pfizer, Inc	76,869,640	0.8
		Other	322,627,964	3.6
			823,163,237	9.1

REAL ESTATE			346,210,686	3.8

RETAILING
151,310	*	Amazon.com, Inc	46,219,152	0.5
549,442		Home Depot, Inc	53,581,584	0.6
		Other	278,418,806	3.1
			378,219,542	4.2

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
2,003,581		Intel Corp	68,141,790	0.8
		Other	146,992,215	1.6
			215,134,005	2.4

SOFTWARE & SERVICES
794,757	*	Facebook, Inc	59,598,828	0.7
114,298	*	Google, Inc	63,901,726	0.7
112,943	*	Google, Inc (Class A)	64,136,941	0.7
380,600		International Business Machines Corp	62,570,640	0.7
3,319,732		Microsoft Corp	155,861,417	1.7
1,322,920		Oracle Corp	51,660,026	0.6
202,017		Visa, Inc (Class A)	48,772,964	0.5
		Other	422,044,351	4.6
			928,546,893	10.2

TECHNOLOGY HARDWARE & EQUIPMENT
2,422,125		Apple, Inc	261,589,500	2.9
2,063,561		Cisco Systems, Inc	50,495,338	0.5
679,877		Qualcomm, Inc	53,377,143	0.6
		Other	179,396,998	2.0
			544,858,979	6.0

20	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Equity Index Fund  ■  October 31, 2014

			% of net
Shares		Company	Value	assets

TELECOMMUNICATION SERVICES
2,086,985		AT&T, Inc	$72,710,557	0.8%
1,665,855		Verizon Communications, Inc	83,709,214	0.9
		Other	37,252,283	0.5
			193,672,054	2.2

TRANSPORTATION
365,113		Union Pacific Corp	42,517,409	0.5
		Other	173,275,003	1.9
			215,792,412	2.4

UTILITIES			286,166,437	3.2

		TOTAL COMMON STOCKS (Cost $5,905,203,663)	8,990,865,572	99.6

RIGHTS / WARRANTS

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			1,604	0.0

TELECOMMUNICATION SERVICES			49,856	0.0

		TOTAL RIGHTS / WARRANTS (Cost $49,856)	51,460	0.0

Principal		Issuer

SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT			14,999,944	0.1

Shares		Company

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
278,287,735	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	278,287,735	3.1
			278,287,735	3.1

		TOTAL SHORT-TERM INVESTMENTS (Cost $293,287,679)	293,287,679	3.2

		TOTAL PORTFOLIO (Cost $6,198,541,198)	9,284,204,711	102.8

		OTHER ASSETS & LIABILITIES, NET	(254,798,125)	(2.8)

		NET ASSETS	$9,029,406,586	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/14, the aggregate value of securities on loan is $275,430,669.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	21

Summary portfolio of investments

Large-Cap Growth Index Fund  ■  October 31, 2014

				% of net
Shares		Company	Value	assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS			$14,735,079	0.7%

BANKS			1,776,545	0.1

CAPITAL GOODS
127,492		3M Co	19,604,445	1.0
141,153		Boeing Co	17,631,421	0.9
152,754		Honeywell International, Inc	14,682,714	0.7
52,689		Lockheed Martin Corp	10,040,943	0.5
		Other	92,906,198	4.4
			154,865,721	7.5

COMMERCIAL & PROFESSIONAL SERVICES			18,667,342	0.9

CONSUMER DURABLES & APPAREL
135,797		Nike, Inc (Class B)	12,625,047	0.6
		Other	29,894,258	1.5
			42,519,305	2.1

CONSUMER SERVICES
191,886		McDonald’s Corp	17,985,475	0.9
146,936		Starbucks Corp	11,102,484	0.5
		Other	33,248,366	1.6
			62,336,325	3.0

DIVERSIFIED FINANCIALS
176,150		American Express Co	15,844,693	0.8
		Other	41,456,667	2.0
			57,301,360	2.8

ENERGY
105,698		EOG Resources, Inc	10,046,595	0.5
252,622		Schlumberger Ltd	24,923,687	1.2
		Other	72,226,857	3.5
			107,197,139	5.2

FOOD & STAPLES RETAILING
80,889		Costco Wholesale Corp	10,788,166	0.5
		Other	18,272,012	0.9
			29,060,178	1.4

FOOD, BEVERAGE & TOBACCO
364,945		Altria Group, Inc	17,641,442	0.8
771,281		Coca-Cola Co	32,301,248	1.6
295,125		PepsiCo, Inc	28,382,171	1.4
179,309		Philip Morris International, Inc	15,960,294	0.8
		Other	59,943,598	2.9
			154,228,753	7.5

HEALTH CARE EQUIPMENT & SERVICES
129,528	*	Express Scripts Holding Co	9,950,341	0.5
		Other	66,489,201	3.2
			76,439,542	3.7

HOUSEHOLD & PERSONAL PRODUCTS
159,881		Colgate-Palmolive Co	10,692,841	0.5
		Other	19,194,830	1.0
			29,887,671	1.5
Shares		Company	Value	% of net assets

INSURANCE			$10,166,253	0.5%

MATERIALS
167,355		Du Pont (E.I.) de Nemours & Co	11,572,598	0.6
102,351		Monsanto Co	11,774,459	0.6
		Other	58,475,975	2.8
			81,823,032	4.0

MEDIA
458,813		Comcast Corp (Class A)	25,395,300	1.2
274,378		Twenty-First Century Fox, Inc	9,460,553	0.5
282,582		Walt Disney Co	25,822,343	1.3
		Other	47,497,193	2.3
			108,175,389	5.3

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
308,630		AbbVie, Inc	19,585,660	1.0
49,314	*	Actavis plc	11,970,480	0.6
57,893		Allergan, Inc	11,003,144	0.5
139,408		Amgen, Inc	22,609,189	1.1
46,092	*	Biogen Idec, Inc	14,799,219	0.7
155,672	*	Celgene Corp	16,670,915	0.8
298,339	*	Gilead Sciences, Inc	33,413,968	1.6
		Other	83,583,411	4.2
			213,635,986	10.5

REAL ESTATE			41,875,084	2.0

RETAILING
72,912	*	Amazon.com, Inc	22,271,700	1.1
266,283		Home Depot, Inc	25,967,918	1.3
197,739		Lowe’s Companies, Inc	11,310,671	0.5
10,014	*	Priceline.com, Inc	12,078,987	0.6
		Other	71,331,155	3.5
			142,960,431	7.0

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
208,504		Texas Instruments, Inc	10,354,308	0.5
		Other	34,132,253	1.7
			44,486,561	2.2

SOFTWARE & SERVICES
122,673		Accenture plc	9,951,234	0.5
246,542	*	eBay, Inc	12,943,455	0.6
383,139	*	Facebook, Inc	28,731,594	1.4
55,232	*	Google, Inc	30,879,106	1.5
54,605	*	Google, Inc (Class A)	31,008,541	1.5
183,670		International Business Machines Corp	30,195,348	1.5
195,501		Mastercard, Inc (Class A)	16,373,209	0.8
1,039,461		Microsoft Corp	48,802,694	2.4
638,739		Oracle Corp	24,942,758	1.2
97,335		Visa, Inc (Class A)	23,499,589	1.2
		Other	100,648,228	4.9
			357,975,756	17.5

TECHNOLOGY HARDWARE & EQUIPMENT
1,171,196	d	Apple, Inc	126,489,168	6.2
328,656		Qualcomm, Inc	25,802,782	1.2
		Other	20,971,648	1.0
			173,263,598	8.4

22	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Growth Index Fund ■ October 31, 2014

Shares		Company	Value	% of net assets

TELECOMMUNICATION SERVICES
805,623		Verizon Communications, Inc	$40,482,556	2.0%
		Other	7,041,398	0.3
			47,523,954	2.3

TRANSPORTATION
176,341		Union Pacific Corp	20,534,909	1.0
137,520		United Parcel Service, Inc (Class B)	14,427,223	0.7
		Other	36,119,218	1.8
			71,081,350	3.5

UTILITIES			1,798,518	0.1

		TOTAL COMMON STOCKS (Cost $1,511,158,828)	2,043,780,872	99.7

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
34,816,628	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	34,816,628	1.7
			34,816,628	1.7

		TOTAL SHORT-TERM INVESTMENTS (Cost $34,816,628)	34,816,628	1.7

		TOTAL PORTFOLIO (Cost $1,545,975,456)	2,078,597,500	101.4

		OTHER ASSETS & LIABILITIES, NET	(28,983,548)	(1.4)

		NET ASSETS	$2,049,613,952	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/14, the aggregate value of securities on loan is $34,724,600.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	23

Summary portfolio of investments

Large-Cap Value Index Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets

COMMON STOCKS

AUTOMOBILES & COMPONENTS
1,043,498		Ford Motor Co	$14,702,887	0.5%
431,082		General Motors Co	13,535,975	0.5
		Other	11,284,022	0.4
			39,522,884	1.4

BANKS
2,823,415		Bank of America Corp	48,449,802	1.8
817,059		Citigroup, Inc	43,737,168	1.6
1,018,060		JPMorgan Chase & Co	61,572,269	2.2
143,679		PNC Financial Services Group, Inc	12,412,429	0.5
462,082		US Bancorp	19,684,693	0.7
1,284,579		Wells Fargo & Co	68,198,299	2.5
		Other	58,747,021	2.1
			312,801,681	11.4

CAPITAL GOODS
132,348		Caterpillar, Inc	13,421,411	0.5
82,268		General Dynamics Corp	11,497,776	0.4
2,697,336		General Electric Co	69,618,242	2.5
218,989		United Technologies Corp	23,431,823	0.9
		Other	103,091,438	3.7
			221,060,690	8.0

COMMERCIAL & PROFESSIONAL SERVICES			21,623,273	0.8

CONSUMER DURABLES & APPAREL			21,285,127	0.8

CONSUMER SERVICES			19,906,686	0.7

DIVERSIFIED FINANCIALS
306,767		Bank of New York Mellon Corp	11,878,018	0.4
153,760		Capital One Financial Corp	12,726,715	0.5
120,297		Goldman Sachs Group, Inc	22,855,227	0.8
412,425		Morgan Stanley	14,414,254	0.5
		Other	80,588,091	3.0
			142,462,305	5.2

ENERGY
125,820		Anadarko Petroleum Corp	11,547,760	0.4
512,065		Chevron Corp	61,422,197	2.2
330,258		ConocoPhillips	23,828,115	0.9
1,155,117	d	Exxon Mobil Corp	111,711,365	4.1
210,979		Occidental Petroleum Corp	18,762,362	0.7
		Other	105,995,189	3.8
			333,266,988	12.1

FOOD & STAPLES RETAILING
269,859		CVS Corp	23,156,601	0.8
384,859		Wal-Mart Stores, Inc	29,353,196	1.1
		Other	13,726,590	0.5
			66,236,387	2.4

FOOD, BEVERAGE & TOBACCO
454,971		Mondelez International, Inc	16,042,277	0.6
174,755		Philip Morris International, Inc	15,554,943	0.5
		Other	29,955,538	1.1
			61,552,758	2.2
Shares		Company	Value	% of net assets

HEALTH CARE EQUIPMENT & SERVICES
404,004		Abbott Laboratories	$17,610,534	0.6%
121,303		Covidien plc	11,213,249	0.4
268,768		Medtronic, Inc	18,319,227	0.7
263,575		UnitedHealth Group, Inc	25,042,261	0.9
		Other	82,151,691	3.0
			154,336,962	5.6

HOUSEHOLD & PERSONAL PRODUCTS
686,385		Procter & Gamble Co	59,900,819	2.2
		Other	7,214,508	0.3
			67,115,327	2.5

INSURANCE
389,166		American International Group, Inc	20,847,623	0.8
492,285	*	Berkshire Hathaway, Inc (Class B)	68,998,666	2.5
251,702		Metlife, Inc	13,652,316	0.5
		Other	121,642,820	4.4
			225,141,425	8.2

MATERIALS
271,823		Dow Chemical Co	13,428,056	0.5
		Other	73,110,955	2.7
			86,539,011	3.2

MEDIA
237,295		Time Warner, Inc	18,857,834	0.7
		Other	31,172,360	1.1
			50,030,194	1.8

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
286,650		Bristol-Myers Squibb Co	16,680,163	0.6
264,642		Eli Lilly & Co	17,553,704	0.6
641,511		Johnson & Johnson	69,142,056	2.5
676,050		Merck & Co, Inc	39,170,337	1.4
1,715,847		Pfizer, Inc	51,389,618	1.9
		Other	26,608,108	1.1
			220,543,986	8.1

REAL ESTATE			130,247,103	4.7

RETAILING			37,696,368	1.4

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
1,222,887		Intel Corp	41,590,387	1.5
		Other	25,035,706	0.9
			66,626,093	2.4

SOFTWARE & SERVICES
784,420		Microsoft Corp	36,828,519	1.3
270,921	*	Yahoo!, Inc	12,475,912	0.5
		Other	32,882,728	1.2
			82,187,159	3.0

TECHNOLOGY HARDWARE & EQUIPMENT
1,377,914		Cisco Systems, Inc	33,717,555	1.2
496,279		EMC Corp	14,258,096	0.5
508,973		Hewlett-Packard Co	18,261,951	0.7
		Other	36,270,019	1.4
			102,507,621	3.8

24	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Large-Cap Value Index Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets

TELECOMMUNICATION SERVICES
1,396,222		AT&T, Inc	$48,644,375	1.8%
		Other	11,814,081	0.4
			60,458,456	2.2

TRANSPORTATION			38,018,696	1.4

UTILITIES
190,248		Duke Energy Corp	15,628,873	0.6
117,315		NextEra Energy, Inc	11,757,309	0.4
		Other	146,306,581	5.3
			173,692,763	6.3

	TOTAL COMMON STOCKS
		(Cost $2,321,157,222)	2,734,859,943	99.6

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
45,999,401	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	45,999,401	1.7
			45,999,401	1.7

	TOTAL SHORT-TERM INVESTMENTS
		(Cost $45,999,401)	45,999,401	1.7

	TOTAL PORTFOLIO
		(Cost $2,367,156,623)	2,780,859,344	101.3
	OTHER ASSETS & LIABILITIES, NET		(34,021,098)	(1.3)
	NET ASSETS		$2,746,838,246	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/14, the aggregate value of securities on loan is $45,444,556.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	25

Summary portfolio of investments

S&P 500 Index Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets

COMMON STOCKS
AUTOMOBILES & COMPONENTS			$24,981,486	1.0%

BANKS
1,434,830		Bank of America Corp	24,621,683	1.0
413,388		Citigroup, Inc	22,128,659	0.9
513,043		JPMorgan Chase & Co	31,028,841	1.3
647,379		Wells Fargo & Co	34,369,351	1.4
		Other	35,655,568	1.4
			147,804,102	6.0

CAPITAL GOODS
88,386		3M Co	13,591,115	0.6
91,426		Boeing Co	11,420,022	0.5
1,368,574		General Electric Co	35,322,895	1.4
116,058		United Technologies Corp	12,418,206	0.5
		Other	113,470,808	4.6
			186,223,046	7.6

COMMERCIAL & PROFESSIONAL SERVICES			15,418,098	0.6

CONSUMER DURABLES & APPAREL			32,643,969	1.3

CONSUMER SERVICES
133,958		McDonald’s Corp	12,555,883	0.5
		Other	26,992,174	1.1
			39,548,057	1.6

DIVERSIFIED FINANCIALS			100,074,138	4.0

ENERGY
259,008		Chevron Corp	31,068,010	1.2
167,729		ConocoPhillips	12,101,647	0.5
581,671	d	Exxon Mobil Corp	56,253,402	2.3
176,855		Schlumberger Ltd	17,448,514	0.7
		Other	107,903,831	4.4
			224,775,404	9.1

FOOD & STAPLES RETAILING
157,969		CVS Corp	13,555,320	0.5
215,385		Wal-Mart Stores, Inc	16,427,414	0.7
		Other	21,791,136	0.9
			51,773,870	2.1

FOOD, BEVERAGE & TOBACCO
270,159		Altria Group, Inc	13,059,486	0.5
537,552		Coca-Cola Co	22,512,678	0.9
205,419		PepsiCo, Inc	19,755,145	0.8
213,063		Philip Morris International, Inc	18,964,738	0.8
		Other	59,264,096	2.4
			133,556,143	5.4

HEALTH CARE EQUIPMENT & SERVICES
132,531		UnitedHealth Group, Inc	12,591,771	0.5
		Other	98,007,914	4.0
			110,599,685	4.5

HOUSEHOLD & PERSONAL PRODUCTS
369,310		Procter & Gamble Co	32,229,684	1.3
		Other	18,351,293	0.8
			50,580,977	2.1
Shares		Company	Value	% of net assets

INSURANCE
248,634	*	Berkshire Hathaway, Inc (Class B)	$34,848,542	1.4%
		Other	68,169,851	2.8
			103,018,393	4.2
MATERIALS			80,336,564	3.3

MEDIA
352,997		Comcast Corp (Class A)	19,538,384	0.8
215,410		Walt Disney Co	19,684,166	0.8
		Other	46,229,990	1.9
			85,452,540	3.5

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
217,157		AbbVie, Inc	13,780,783	0.6
103,601		Amgen, Inc	16,802,010	0.7
226,140		Bristol-Myers Squibb Co	13,159,087	0.5
109,049	*	Celgene Corp	11,678,057	0.5
206,208	*	Gilead Sciences, Inc	23,095,296	0.9
384,656		Johnson & Johnson	41,458,224	1.7
393,460		Merck & Co, Inc	22,797,072	0.9
864,344		Pfizer, Inc	25,887,103	1.1
		Other	70,189,937	2.8
			238,847,569	9.7

REAL ESTATE			58,322,520	2.4

RETAILING
51,681	*	Amazon.com, Inc	15,786,478	0.7
183,600		Home Depot, Inc	17,904,672	0.7
		Other	68,871,369	2.8
			102,562,519	4.2

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
675,291		Intel Corp	22,966,647	0.9
		Other	35,030,673	1.4
			57,997,320	2.3

SOFTWARE & SERVICES
283,940	*	Facebook, Inc	21,292,661	0.9
38,746	*	Google, Inc	21,662,114	0.9
38,749	*	Google, Inc (Class A)	22,004,395	0.9
126,545		International Business Machines Corp	20,803,998	0.8
134,263		Mastercard, Inc (Class A)	11,244,526	0.4
1,123,801		Microsoft Corp	52,762,457	2.1
443,610		Oracle Corp	17,322,970	0.7
67,154		Visa, Inc (Class A)	16,212,990	0.7
		Other	70,570,093	2.9
			253,876,204	10.3

TECHNOLOGY HARDWARE & EQUIPMENT
816,817		Apple, Inc	88,216,236	3.6
695,309		Cisco Systems, Inc	17,014,211	0.7
228,596		Qualcomm, Inc	17,947,072	0.7
		Other	43,283,853	1.8
			166,461,372	6.8

26	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

S&P 500 Index Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets

TELECOMMUNICATION SERVICES
706,363		AT&T, Inc	$24,609,687	1.0%
565,405		Verizon Communications, Inc	28,411,601	1.2
		Other	5,001,675	0.2
			58,022,963	2.4

TRANSPORTATION
122,412		Union Pacific Corp	14,254,877	0.6
		Other	38,536,908	1.5
			52,791,785	2.1

UTILITIES			77,308,630	3.1

	TOTAL COMMON STOCKS
		(Cost $1,688,221,481)	2,452,977,354	99.6

SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
19,726,065	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	19,726,065	0.8
			19,726,065	0.8
	TOTAL SHORT-TERM INVESTMENTS
		(Cost $19,726,065)	19,726,065	0.8
	TOTAL PORTFOLIO
		(Cost $1,707,947,546)	2,472,703,419	100.4
	OTHER ASSETS & LIABILITIES, NET		(10,566,773)	(0.4)
	NET ASSETS		$2,462,136,646	100.0%

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

At 10/31/14, the aggregate value of securities on loan is $19,471,255.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	27

Summary portfolio of investments

Small-Cap Blend Index Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets
COMMON STOCKS

AUTOMOBILES & COMPONENTS
158,866		Dana Holding Corp	$3,250,398	0.2%
57,217	*	Tenneco, Inc	2,995,882	0.2
		Other	12,600,362	0.8
			18,846,642	1.2

BANKS
337,895		Investors Bancorp, Inc	3,632,371	0.2
65,386		Prosperity Bancshares, Inc	3,948,661	0.3
181,517	e	Radian Group, Inc	3,058,561	0.2
		Other	145,277,393	8.9
			155,916,986	9.6

CAPITAL GOODS
47,538		Clarcor, Inc	3,183,144	0.2
45,250		Curtiss-Wright Corp	3,131,752	0.2
29,824	*	Esterline Technologies Corp	3,492,689	0.2
63,241		Heico Corp	3,430,192	0.2
41,673	*	Moog, Inc (Class A)	3,189,651	0.2
35,266	*	Teledyne Technologies, Inc	3,654,616	0.2
62,314		Woodward Governor Co	3,191,100	0.2
		Other	115,815,713	7.1
			139,088,857	8.5
COMMERCIAL & PROFESSIONAL SERVICES			59,513,491	3.7

CONSUMER DURABLES & APPAREL
86,939		Brunswick Corp	4,068,745	0.2
		Other	40,719,953	2.5
			44,788,698	2.7
CONSUMER SERVICES			65,169,481	4.0

DIVERSIFIED FINANCIALS
49,124	e	iShares Russell 2000 Index Fund	5,725,893	0.4
		Other	42,951,529	2.6
			48,677,422	3.0

ENERGY
40,062		SemGroup Corp	3,074,758	0.2
		Other	71,462,080	4.4
			74,536,838	4.6

FOOD & STAPLES RETAILING
46,599	*	United Natural Foods, Inc	3,169,664	0.2
		Other	12,386,756	0.8
			15,556,420	1.0

FOOD, BEVERAGE & TOBACCO
39,693	*	TreeHouse Foods, Inc	3,380,653	0.2
		Other	26,441,989	1.6
			29,822,642	1.8

HEALTH CARE EQUIPMENT & SERVICES
71,134	*	DexCom, Inc	3,197,473	0.2
82,461		Healthsouth Corp	3,325,652	0.2
55,484		STERIS Corp	3,428,911	0.2

Shares		Company	Value	% of net assets
HEALTH CARE EQUIPMENT & SERVICES–continued
65,744	*	Team Health Holdings, Inc	$4,111,630	0.2%
66,366		West Pharmaceutical Services, Inc	3,401,258	0.2
		Other	87,529,254	5.4
			104,994,178	6.4
HOUSEHOLD & PERSONAL PRODUCTS			5,708,794	0.4

INSURANCE
204,116		Conseco, Inc	3,700,623	0.2
100,224		First American Financial Corp	3,038,792	0.2
		Other	35,787,050	2.2
			42,526,465	2.6

MATERIALS
305,025	*	Graphic Packaging Holding Co	3,699,953	0.2
88,203		PolyOne Corp	3,264,393	0.2
		Other	70,229,406	4.3
			77,193,752	4.7
MEDIA			21,648,336	1.3

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES
66,230	*,e	Cepheid, Inc	3,510,852	0.2
110,182	*,e	Isis Pharmaceuticals, Inc	5,074,983	0.3
33,445	*,e	Pacira Pharmaceuticals, Inc	3,104,365	0.2
21,834	*,e	Puma Biotechnology, Inc	5,471,600	0.4
		Other	104,597,203	6.4
			121,759,003	7.5

REAL ESTATE
151,236		CubeSmart	3,183,518	0.2
84,388		Highwoods Properties, Inc	3,617,714	0.2
97,476		LaSalle Hotel Properties	3,822,034	0.2
123,168		RLJ Lodging Trust	3,968,473	0.3
234,417	*	Strategic Hotels & Resorts, Inc	3,012,258	0.2
		Other	135,714,526	8.3
			153,318,523	9.4
RETAILING			62,212,376	3.8

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
266,886	*,e	RF Micro Devices, Inc	3,472,187	0.2
160,147	*	Triquint Semiconductor, Inc	3,463,980	0.2
		Other	49,343,671	3.1
			56,279,838	3.5

SOFTWARE & SERVICES
86,832	*	Aspen Technology, Inc	3,206,706	0.2
64,418	*	Guidewire Software, Inc	3,217,035	0.2
63,553		MAXIMUS, Inc	3,079,778	0.2
64,147	*	SS&C Technologies Holdings, Inc	3,099,583	0.2
31,293	*	Tyler Technologies, Inc	3,502,313	0.2
26,575	*	Ultimate Software Group, Inc	3,999,803	0.2
56,433	*	Verint Systems, Inc	3,244,333	0.2
36,381	*	WEX, Inc	4,131,426	0.3
		Other	124,719,581	7.6
			152,200,558	9.3

28	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Small-Cap Blend Index Fund  ■  October 31, 2014

				% of net
Shares		Company	Value	assets
TECHNOLOGY HARDWARE & EQUIPMENT
81,276	*	Cognex Corp	$3,215,278	0.2%
39,607		FEI Co	3,338,078	0.2
		Other	72,330,782	4.4
			78,884,138	4.8
TELECOMMUNICATION SERVICES			12,128,636	0.8
TRANSPORTATION			29,269,434	1.7
UTILITIES
56,566		Cleco Corp	3,040,988	0.2
114,116	*	Dynegy, Inc	3,480,538	0.2
		Other	50,175,020	3.1
			56,696,546	3.5
		TOTAL COMMON STOCKS
		(Cost $1,223,230,142)	1,626,738,054	99.8

RIGHTS / WARRANTS

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			4,523	0.0
TELECOMMUNICATION SERVICES			139,956	0.0
		TOTAL RIGHTS / WARRANTS
		(Cost $139,956)	144,479	0.0
SHORT-TERM INVESTMENTS

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
286,165,959	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	286,165,959	17.6
			286,165,959	17.6
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $286,165,959)	286,165,959	17.6
		TOTAL PORTFOLIO
		(Cost $1,509,536,057)	1,913,048,492	117.4
		OTHER ASSETS & LIABILITIES, NET	(282,976,508)	(17.4)
		NET ASSETS	$1,630,071,984	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $282,330,911.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	29

Summary portfolio of investments

Emerging Markets Equity Index Fund  ■  October 31, 2014

			% of net
Shares	Company	Value	assets
COMMON STOCKS

BRAZIL
1,122,451	AMBEV S.A.	$7,431,068	0.7%
503,864	Banco Bradesco S.A. (Preference)	7,588,767	0.8
660,781	Banco Itau Holding Financeira S.A.	9,800,114	1.0
157,256	BRF S.A.	4,096,275	0.4
727,572	Petroleo Brasileiro S.A.	4,301,598	0.4
1,021,946	Petroleo Brasileiro S.A. (Preference)	6,301,842	0.6
459,773	Vale S.A. (Preference)	3,998,591	0.4
	Other	48,826,018	4.9
		92,344,273	9.2
CHILE		13,390,016	1.3
CHINA
19,600,000	Bank of China Ltd	9,381,559	0.9
17,625,350	China Construction Bank	13,150,254	1.3
1,841,000	China Life Insurance Co Ltd	5,493,490	0.6
1,467,000	China Mobile Hong Kong Ltd	18,253,163	1.8
4,576,000	CNOOC Ltd	7,165,507	0.7
18,083,000	Industrial & Commercial Bank of China	12,006,388	1.2
511,500	Ping An Insurance Group Co of China Ltd	4,181,373	0.4
1,231,700	Tencent Holdings Ltd	19,796,207	2.0
	Other	90,464,425	9.0
		179,892,366	17.9
COLOMBIA		8,519,390	0.8
CZECH REPUBLIC		2,102,580	0.2
EGYPT		2,293,681	0.2
GREECE		5,015,404	0.5
HONG KONG		7,985,844	0.8
HUNGARY		1,869,243	0.2
INDIA
353,690	Housing Development Finance Corp	6,370,204	0.7
109,298	Infosys Technologies Ltd	7,245,429	0.7
319,111	Reliance Industries Ltd	5,179,233	0.5
112,224	Tata Consultancy Services Ltd	4,766,504	0.5
	Other	44,493,132	4.4
		68,054,502	6.8
INDONESIA		24,559,179	2.4
KOREA, REPUBLIC OF
136,234 *	Hynix Semiconductor, Inc	6,075,258	0.6
16,125	Hyundai Mobis	3,772,679	0.4
36,580	Hyundai Motor Co	5,804,572	0.6
91,404	KB Financial Group, Inc	3,583,014	0.4
6,711	Naver Corp	4,748,851	0.5
15,630	POSCO	4,514,523	0.4
26,306	Samsung Electronics Co Ltd	30,676,544	3.0
4,894	Samsung Electronics Co Ltd (Preference)	4,517,470	0.4
101,711	Shinhan Financial Group Co Ltd	4,787,107	0.5
	Other	67,417,641	6.7
		135,897,659	13.5
				% of net
Shares		Company	Value	assets
MALAYSIA
658,140		Public Bank BHD	$3,709,634	0.3%
		Other	32,998,447	3.3
			36,708,081	3.6
MEXICO
8,107,470		America Movil S.A. de C.V. (Series L)	9,891,821	1.0
2,908,791	*,e	Cemex S.A. de C.V.	3,583,540	0.4
464,237		Fomento Economico Mexicano S.A. de C.V.	4,465,087	0.4
592,987		Grupo Financiero Banorte S.A. de C.V.	3,804,188	0.4
614,426		Grupo Televisa S.A.	4,440,430	0.4
		Other	24,723,532	2.5
			50,908,598	5.1
PERU			2,935,094	0.3
PHILIPPINES			11,307,998	1.1
POLAND			15,262,313	1.5
QATAR			6,032,153	0.6
RUSSIA
928,409		Gazprom OAO (ADR)	6,151,464	0.6
121,191		LUKOIL (ADR)	5,940,701	0.6
56,741		Magnit OAO (GDR)	3,808,418	0.4
667,834		Sberbank of Russian Federation (ADR)	5,085,516	0.5
		Other	21,051,400	2.1
			42,037,499	4.2
SOUTH AFRICA
403,785		MTN Group Ltd	8,941,031	0.9
94,801		Naspers Ltd (N Shares)	11,824,447	1.2
138,478		Sasol Ltd	6,914,926	0.7
287,187	e	Standard Bank Group Ltd	3,616,480	0.3
		Other	42,429,941	4.2
			73,726,825	7.3
TAIWAN
2,022,270		Cathay Financial Holding Co Ltd	3,333,440	0.3
2,992,153		Hon Hai Precision Industry Co, Ltd	9,470,155	0.9
338,961		MediaTek, Inc	4,841,366	0.5
5,873,000		Taiwan Semiconductor Manufacturing Co Ltd	25,458,694	2.5
		Other	71,290,679	7.1
			114,394,334	11.3
THAILAND			20,895,812	2.1
TURKEY			15,614,637	1.6
UNITED ARAB EMIRATES			4,932,648	0.5
UNITED STATES
229,500		iShares Core MSCI Emerging Markets ETF	11,573,685	1.1
478,000	e	iShares MSCI Emerging Markets	20,147,700	2.0
371,000		Vanguard Emerging Markets ETF	15,819,440	1.6
		Other	3,844,652	0.4
			51,385,477	5.1
	TOTAL COMMON STOCKS
		(Cost $958,794,754)	988,065,606	98.1

30	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments	concluded

Emerging Markets Equity Index Fund  ■  October 31, 2014

Shares	Company	Value	% of net assets
PREFERRED STOCKS
BRAZIL	$3,066,403	0.3%
PHILIPPINES	686	0.0
TOTAL PREFERRED STOCKS
(Cost $3,080,562)	3,067,089	0.3
RIGHTS / WARRANTS
CHINA	32,962	0.0
TOTAL RIGHTS / WARRANTS
(Cost $0)	32,962	0.0
SHORT-TERM INVESTMENTS
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
48,793,793	c	TIAA-CREF Short Term Lending Portfolio of the
State Street Navigator Securities Lending Trust	48,793,793	4.8
48,793,793	4.8
TOTAL SHORT-TERM INVESTMENTS
(Cost $48,793,793)	48,793,793	4.8
TOTAL PORTFOLIO
(Cost $1,010,669,109)	1,039,959,450	103.2
OTHER ASSETS & LIABILITIES, NET	(33,001,742)	(3.2)
NET ASSETS	$1,006,957,708	100.0%

Abbreviation(s):

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $46,470,429.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	31

Summary of market values by sector

Emerging Markets Equity Index Fund  ■  October 31, 2014

Sector	Value	% of net assets

FINANCIALS	$303,572,511	30.0%

INFORMATION TECHNOLOGY	161,822,099	16.1

ENERGY	85,750,573	8.5

CONSUMER DISCRETIONARY	84,224,370	8.4

CONSUMER STAPLES	79,224,025	7.9

MATERIALS	75,038,269	7.5

TELECOMMUNICATION SERVICES	73,850,692	7.3

INDUSTRIALS	61,171,705	6.1

UTILITIES	45,980,387	4.6

HEALTH CARE	20,531,026	2.0

SHORT-TERM INVESTMENTS	48,793,793	4.8

OTHER ASSETS & LIABILITIES, NET	(33,001,742)	(3.2)

NET ASSETS	$1,006,957,708	100.0%

32	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary portfolio of investments

International Equity Index Fund  ■  October 31, 2014

Shares		Company	Value	% of net assets

COMMON STOCKS

AUSTRALIA
1,236,908	e	Australia & New Zealand Banking Group Ltd	$36,600,812	0.6%
1,466,276		BHP Billiton Ltd	43,866,325	0.7
957,740		BHP Billiton plc	24,744,747	0.4
739,829		Commonwealth Bank of Australia	52,608,811	0.9
1,076,227		National Australia Bank Ltd	33,293,895	0.6
1,419,639		Westpac Banking Corp	43,574,770	0.7
		Other	244,485,773	4.2
			479,175,133	8.1
AUSTRIA			13,306,291	0.2

BELGIUM

364,001		InBev NV	40,365,661	0.7
		Other	31,635,416	0.5
			72,001,077	1.2

CHINA			935,721	0.0

DENMARK
916,472		Novo Nordisk AS	41,427,026	0.7
		Other	48,259,581	0.8
			89,686,607	1.5
FINLAND			51,288,866	0.9

FRANCE
478,709		BNP Paribas	30,083,058	0.5
541,101		Sanofi-Aventis	49,099,522	0.8
970,293		Total S.A.	57,929,652	1.0
		Other	405,411,721	6.9
			542,523,953	9.2

GERMANY
206,082		Allianz AG.	32,771,597	0.6
415,269		BASF AG.	36,693,229	0.6
377,366		Bayer AG.	53,971,550	0.9
434,565		Daimler AG. (Registered)	33,882,588	0.6
421,601		SAP AG.	28,725,961	0.5
362,178		Siemens AG.	40,851,296	0.7
		Other	276,932,702	4.7
			503,828,923	8.6

HONG KONG
5,509,600		AIA Group Ltd	30,745,908	0.5
		Other	149,371,963	2.6
			180,117,871	3.1

IRELAND			38,074,075	0.7

ISRAEL			32,792,640	0.6

ITALY
1,158,158		ENI S.p.A.	24,674,433	0.4
		Other	102,849,321	1.8
			127,523,754	2.2
Shares		Company	Value	% of net assets

JAPAN
5,788,880		Mitsubishi UFJ Financial Group, Inc	$33,744,616	0.6%
438,100		Softbank Corp	31,893,422	0.5
1,249,700		Toyota Motor Corp	75,203,419	1.3
		Other	1,102,987,498	18.7
			1,243,828,955	21.1

JERSEY, C.I.			2,304,553	0.0

LUXEMBOURG			20,273,406	0.3

MACAU			3,874,835	0.1

MEXICO			1,132,113	0.0

NETHERLANDS
1,749,452	*	ING Groep NV	25,052,785	0.4
1,793,220		Royal Dutch Shell plc (A Shares)	64,056,962	1.1
1,107,856		Royal Dutch Shell plc (B Shares)	40,930,214	0.7
		Other	92,702,767	1.6
			222,742,728	3.8

NEW ZEALAND			8,034,086	0.1

NORWAY			43,284,976	0.7

PORTUGAL			10,110,921	0.2

SINGAPORE			85,108,410	1.4

SOUTH AFRICA			2,268,363	0.0

SPAIN
2,699,505		Banco Bilbao Vizcaya Argentaria S.A.	30,193,655	0.5
5,451,340		Banco Santander Central Hispano S.A.	48,165,446	0.8
1,848,705		Telefonica S.A.	27,818,719	0.5
		Other	94,475,919	1.6
			200,653,739	3.4

SWEDEN			174,630,153	3.0

SWITZERLAND
4,794,591		Glencore Xstrata plc	24,599,295	0.4
1,468,992		Nestle S.A.	107,727,200	1.8
1,039,739		Novartis AG.	96,490,746	1.7
317,580		Roche Holding AG.	93,718,293	1.6
1,647,427		UBS AG.	28,645,681	0.5
		Other	206,696,877	3.5
			557,878,092	9.5

UNITED KINGDOM
576,636		AstraZeneca plc	42,122,308	0.7
7,505,368		Barclays plc	28,865,033	0.5
1,540,337		BG Group plc	25,671,306	0.4
8,409,580		BP plc	60,506,096	1.0
846,231		British American Tobacco plc	47,962,342	0.8
1,148,273		Diageo plc	33,865,302	0.6
2,216,478		GlaxoSmithKline plc	50,123,352	0.9
8,689,849		HSBC Holdings plc	88,596,169	1.5
25,896,421	*	Lloyds TSB Group plc	31,979,201	0.6
1,684,629		National Grid plc	24,999,834	0.4

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	33

Summary portfolio of investments	concluded

International Equity Index Fund  ■  October 31, 2014

Shares	Company	Value	% of net assets

UNITED KINGDOM–continued
1,155,018	Prudential plc	$26,745,630	0.5%
297,827	Reckitt Benckiser Group plc	25,084,022	0.4
577,993	Rio Tinto plc	27,501,744	0.5
437,044	SABMiller plc	24,720,500	0.4
745,262	Unilever NV	28,885,198	0.5
12,080,141	Vodafone Group plc	40,171,956	0.7
	Other	484,100,219	8.2
		1,091,900,212	18.6

UNITED STATES		33,239,382	0.6

	TOTAL COMMON STOCKS
	(Cost $5,165,969,007)	5,832,519,835	99.1

RIGHTS / WARRANTS

HONG KONG		1,153	0.0

SPAIN		1,035,146	0.0

	TOTAL RIGHTS / WARRANTS
	(Cost $1,047,086)	1,036,299	0.0

Principal	Issuer
SHORT-TERM INVESTMENTS

GOVERNMENT AGENCY DEBT		22,699,433	0.4
Shares		Company	Value	% of net assets

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
183,755,836	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$183,755,836	3.1%
			183,755,836	3.1

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $206,455,269)	206,455,269	3.5

		TOTAL PORTFOLIO
		(Cost $5,373,471,362)	6,040,011,403	102.6

		OTHER ASSETS & LIABILITIES, NET	(152,676,090)	(2.6)

		NET ASSETS	$5,887,335,313	100.0%

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $174,850,104.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations.

34	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

Summary of market values by sector

International Equity Index Fund  ■  October 31, 2014

Sector	Value	% of net assets

FINANCIALS	$1,541,727,686	26.1%

INDUSTRIALS	727,103,046	12.3

CONSUMER DISCRETIONARY	682,696,493	11.6

HEALTH CARE	641,700,767	10.9

CONSUMER STAPLES	640,810,780	10.9

MATERIALS	439,187,631	7.5

ENERGY	371,777,650	6.3

TELECOMMUNICATION SERVICES	292,539,501	5.0

INFORMATION TECHNOLOGY	269,197,593	4.6

UTILITIES	226,814,987	3.9

SHORT-TERM INVESTMENTS	206,455,269	3.5

OTHER ASSETS & LIABILITIES, NET	(152,676,090)	(2.6)

NET ASSETS	$5,887,335,313	100.0%

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	35

Statements of assets and liabilities

TIAA-CREF Funds  ■  October 31, 2014

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
ASSETS
Portfolio investments, at value*†	$9,005,916,976	$2,078,597,500	$2,780,859,344	$2,472,703,419	$1,626,882,533	$1,039,959,450	$5,856,255,567
Affiliated investments, at value‡	278,287,735	—	—	—	286,165,959	—	183,755,836
Cash	13,968,489	9,381,303	20,222,174	4,467,051	3,620,802	16,775,295	14,587,633
Cash – foreign^	—	—	—	—	—	429,929	190,442
Receivable from securities transactions	1,409,212	375,705	804,033	—	403,155	409,905	3,107,903
Receivable from Fund shares sold	1,767,499	3,058,675	3,314,874	2,861,127	946,356	3,029,770	9,461,842
Dividends and interest receivable	8,312,587	1,561,104	2,942,493	2,417,845	1,066,466	557,128	14,687,056
Receivable for variation margin on open futures contracts	328,440	11,400	36,476	17,260	22,419	56,940	622,664
Other	217,855	65,968	72,021	93,073	66,783	15,158	176,405
Total assets	9,310,208,793	2,093,051,655	2,808,251,415	2,482,559,775	1,919,174,473	1,061,233,575	6,082,845,348
LIABILITIES
Management fees payable	29,219	6,617	8,868	7,951	5,253	11,382	18,988
Service agreement fees payable	6,376	6,039	7,774	13,165	9,576	1,024	15,064
Distribution fees payable	138,766	—	—	—	—	2,374	23,407
Due to affiliates	74,018	15,455	19,450	19,557	13,785	7,963	51,302
Payable for collateral for securities loaned	278,287,735	34,816,628	45,999,401	19,726,065	286,165,959	48,793,793	183,755,836
Payable for securities transactions	—	8,191,679	14,920,475	—	2,040,368	4,701,773	10,135,078
Payable for Fund shares redeemed	1,867,467	247,005	257,246	504,126	766,610	245,681	1,134,588
Accrued expenses and other payables	398,626	154,280	199,955	152,265	100,938	511,877	375,772
Total liabilities	280,802,207	43,437,703	61,413,169	20,423,129	289,102,489	54,275,867	195,510,035
NET ASSETS	$9,029,406,586	$2,049,613,952	$2,746,838,246	$2,462,136,646	$1,630,071,984	$1,006,957,708	$5,887,335,313
NET ASSETS CONSIST OF:
Paid-in-capital	$5,818,752,936	$1,469,787,978	$2,259,168,743	$1,707,118,396	$1,159,489,167	$976,281,473	$5,044,898,140
Undistributed net investment income (loss)	125,386,221	21,238,679	37,938,991	33,997,660	16,825,556	16,367,737	177,891,886
Accumulated net realized gain (loss) on total investments	(1,718,118)	25,944,523	35,953,821	(43,770,027)	50,226,293	(14,946,759)	(2,817,560)
Net unrealized appreciation (depreciation) on total investments	3,086,985,547	532,642,772	413,776,691	764,790,617	403,530,968	29,255,257	667,362,847
NET ASSETS	$9,029,406,586	$2,049,613,952	$2,746,838,246	$2,462,136,646	$1,630,071,984	$1,006,957,708	$5,887,335,313
INSTITUTIONAL CLASS:
Net assets	$7,998,323,200	$1,750,638,197	$2,362,545,855	$1,808,921,034	$1,154,538,852	$942,827,425	$4,949,536,437
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	515,545,526	83,232,498	131,460,779	78,937,249	60,074,112	88,291,848	263,059,668
Net asset value per share	$15.51	$21.03	$17.97	$22.92	$19.22	$10.68	$18.82
PREMIER CLASS:
Net assets	$70,236,330	$—	$—	$—	$—	$4,474,674	$191,664,977
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	4,541,775	—	—	—	—	420,028	10,213,743
Net asset value per share	$15.46	$—	$—	$—	$—	$10.65	$18.77
RETIREMENT CLASS:
Net assets	$314,958,362	$298,975,755	$384,292,391	$653,215,612	$475,533,132	$50,771,072	$746,133,899
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	20,051,686	14,134,854	21,106,906	28,684,709	24,699,255	4,771,654	38,964,159
Net asset value per share	$15.71	$21.15	$18.21	$22.77	$19.25	$10.64	$19.15
RETAIL CLASS:
Net assets	$645,888,694	$—	$—	$—	$—	$8,884,537	$—
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	41,016,670	—	—	—	—	835,930	—
Net asset value per share	$15.75	$—	$—	$—	$—	$10.63	$—
* Includes securities loaned of	$275,430,669	$34,724,600	$45,444,556	$19,471,255	$282,330,911	$46,470,429	$174,850,104
† Portfolio investments, cost	$5,920,253,463	$1,545,975,456	$2,367,156,623	$1,707,947,546	$1,223,370,098	$1,010,669,109	$5,189,715,526
‡ Affiliated investments, cost	$278,287,735	$—	$—	$—	$286,165,959	$—	$183,755,836
^ Foreign cash, cost	$—	$—	$—	$—	$—	$441,148	$190,743

36	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	37

Statements of operations

TIAA-CREF Funds ■ For the year ended October 31, 2014

	Equity Index Fund	Large-Cap Growth Index Fund	Large-Cap Value Index Fund	S&P 500 Index Fund	Small-Cap Blend Index Fund	Emerging Markets Equity Index Fund	International Equity Index Fund
INVESTMENT INCOME
Dividends*	$157,765,734	$27,119,307	$47,433,085	$44,114,787	$20,795,990	$21,106,109	$215,000,660
Income from securities lending	3,200,993	330,401	268,340	89,002	4,721,777	274,727	4,807,674
Interest	6,102	1,147	2,348	472	697	475	3,973
Total income	160,972,829	27,450,855	47,703,773	44,204,261	25,518,464	21,381,311	219,812,307

EXPENSES
Management fees	3,327,780	678,155	832,388	870,652	654,765	1,185,916	2,314,917
Shareholder servicing – Institutional Class	14,573	4,137	4,627	4,305	4,524	11,135	18,085
Shareholder servicing – Premier Class	235	—	—	—	—	154	344
Shareholder servicing – Retirement Class	728,658	663,819	826,773	1,390,955	1,247,505	99,460	1,969,803
Shareholder servicing – Retail Class	308,387	—	—	—	—	11,738	—
Distribution fees – Premier Class	95,203	—	—	—	—	6,361	286,079
Distribution fees – Retail Class	1,477,624	—	—	—	—	19,382	—
Administrative service fees	428,136	85,600	103,699	111,296	85,259	43,843	300,594
Custody and accounting fees	102,520	45,342	55,979	47,824	42,181	485,289	402,804
Trustee fees and expenses	70,565	13,804	16,746	18,321	14,267	7,236	49,590
Other expenses	469,310	227,453	291,465	195,775	193,197	254,290	466,956
Total expenses	7,022,991	1,718,310	2,131,677	2,639,128	2,241,698	2,124,804	5,809,172
Net investment income (loss)	153,949,838	25,732,545	45,572,096	41,565,133	23,276,766	19,256,507	214,003,135

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	49,187,522	29,357,109	55,248,752	(25,929,293)	61,669,665	(3,828,306)	18,351,174
Futures transactions	4,116,823	94,266	1,063,467	169,056	181,002	(1,674,773)	(1,003,867)
Foreign currency transactions	(61)	—	—	—	314	(218,413)	(951,699)
Net realized gain (loss) on total investments	53,304,284	29,451,375	56,312,219	(25,760,237)	61,850,981	(5,721,492)	16,395,608
Change in unrealized appreciation (depreciation) on:
Portfolio investments**	1,025,101,121	210,795,598	207,251,021	328,180,978	42,279,184	(5,731,586)	(221,140,195)
Futures transactions	981,819	29,984	94,719	59,046	112,671	450,479	1,320,043
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	9	—	—	—	22	(12,082)	(630,795)
Net change in unrealized appreciation (depreciation) on total investments	1,026,082,949	210,825,582	207,345,740	328,240,024	42,391,877	(5,293,189)	(220,450,947)
Net realized and unrealized gain (loss) on total investments	1,079,387,233	240,276,957	263,657,959	302,479,787	104,242,858	(11,014,681)	(204,055,339)
Net increase (decrease) in net assets from operations	$1,233,337,071	$266,009,502	$309,230,055	$344,044,920	$127,519,624	$8,241,826	$9,947,796
* Net of foreign withholding taxes of	$52,076	$5,417	$18,802	$4,007	$12,608	$2,620,987	$14,114,096
** Includes net changed in unrealized foreign capital gains taxes of	$—	$—	$—	$—	$—	$44,215	$—

38	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	39

Statements of changes in net assets

TIAA-CREF Funds  ■  For the year ended

		Equity Index Fund		Large-Cap Growth Index Fund		Large-Cap Value Index Fund		S&P 500 Index Fund		Small-Cap Blend Index Fund		Emerging Markets Equity Index Fund
		October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013	October 31, 2014	October 31, 2013

OPERATIONS
Net investment income (loss)		$153,949,838	$130,763,871	$25,732,545	$22,091,040	$45,572,096	$34,690,546	$41,565,133	$35,326,574	$23,276,766	$22,532,195	$19,256,507	$12,699,459
Net realized gain (loss) on total investments		53,304,284	(4,192,766)	29,451,375	150,853,758	56,312,219	148,579,865	(25,760,237)	97,342,696	61,850,981	75,061,756	(5,721,492)	(4,774,280)
Net change in unrealized appreciation (depreciation) on total investments		1,026,082,949	1,527,235,697	210,825,582	130,200,179	207,345,740	163,843,226	328,240,024	249,442,753	42,391,877	275,905,228	(5,293,189)	31,504,095
Net increase (decrease) in net assets from operations		1,233,337,071	1,653,806,802	266,009,502	303,144,977	309,230,055	347,113,637	344,044,920	382,112,023	127,519,624	373,499,179	8,241,826	39,429,274

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(116,054,885)	(83,622,846)	(17,635,277)	(15,189,199)	(29,160,464)	(23,996,972)	(25,640,962)	(24,660,671)	(15,224,200)	(13,653,444)	(12,672,461)	(5,765,269)
	Premier Class	(1,036,604)	(681,775)	—	—	—	—	—	—	—	—	(127,990)	(34,757)
	Retirement Class	(3,968,167)	(2,831,443)	(2,813,471)	(3,690,035)	(5,189,568)	(4,839,075)	(7,611,475)	(8,550,256)	(5,992,112)	(5,711,600)	(542,743)	(339,023)
	Retail Class	(7,755,859)	(5,545,590)	—	—	—	—	—	—	—	—	(108,100)	(65,068)
From realized gains:	Institutional Class	(22,126,626)	(26,265,188)	(3,986,847)	—	(38,506,904)	(22,679,307)	—	—	(33,546,084)	(14,152,829)	—	—
	Premier Class	(214,440)	(230,213)	—	—	—	—	—	—	—	—	—	—
	Retirement Class	(870,246)	(1,054,521)	(773,390)	—	(7,774,897)	(5,079,627)	—	—	(15,562,005)	(6,762,292)	—	—
	Retail Class	(1,772,015)	(2,152,356)	—	—	—	—	—	—	—	—	—	—
Total distributions		(153,798,842)	(122,383,932)	(25,208,985)	(18,879,234)	(80,631,833)	(56,594,981)	(33,252,437)	(33,210,927)	(70,324,401)	(40,280,165)	(13,451,294)	(6,204,117)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,240,431,761	2,529,595,980	690,242,259	478,476,258	1,034,611,465	566,215,962	388,895,553	280,982,456	182,029,515	302,007,443	360,022,032	430,251,272
	Premier Class	14,615,819	26,407,020	—	—	—	—	—	—	—	—	2,712,224	5,096,578
	Retirement Class	51,949,171	63,611,802	65,956,252	59,779,793	92,087,233	67,263,982	143,616,241	99,941,199	46,631,534	127,886,298	27,036,843	15,388,390
	Retail Class	90,343,936	72,409,043	—	—	—	—	—	—	—	—	4,031,365	2,606,205
Reinvestments of distributions:	Institutional Class	137,480,928	109,254,825	20,566,627	15,156,209	61,138,820	45,224,553	25,178,656	23,864,966	48,516,556	27,637,667	12,664,206	5,765,269
	Premier Class	1,251,044	911,988	—	—	—	—	—	—	—	—	127,990	34,757
	Retirement Class	4,838,413	3,885,964	3,586,861	3,690,035	12,960,321	9,915,239	7,611,475	8,550,256	21,554,117	12,473,892	542,743	339,023
	Retail Class	9,011,702	7,297,179	—	—	—	—	—	—	—	—	103,271	63,301
Redemptions:	Institutional Class	(1,042,513,843)	(998,950,525)	(320,589,228)	(536,727,100)	(285,487,631)	(623,984,684)	(274,046,202)	(463,613,308)	(166,630,687)	(155,305,472)	(105,863,959)	(76,144,474)
	Premier Class	(15,115,543)	(26,791,097)	—	—	—	—	—	—	—	—	(4,613,503)	(973,871)
	Retirement Class	(46,619,838)	(48,113,202)	(49,352,214)	(109,099,156)	(58,573,313)	(55,031,600)	(67,593,070)	(110,072,394)	(114,874,531)	(52,546,442)	(10,799,143)	(7,308,467)
	Retail Class	(66,089,036)	(48,342,377)	—	—	—	—	—	—	—	—	(2,261,685)	(1,585,318)
Net increase (decrease) from shareholder transactions		379,584,514	1,691,176,600	410,410,557	(88,723,961)	856,736,895	9,603,452	223,662,653	(160,346,825)	17,226,504	262,153,386	283,702,384	373,532,665
Net increase (decrease) in net assets		1,459,122,743	3,222,599,470	651,211,074	195,541,782	1,085,335,117	300,122,108	534,455,136	188,554,271	74,421,727	595,372,400	278,492,916	406,757,822

NET ASSETS
Beginning of period		7,570,283,843	4,347,684,373	1,398,402,878	1,202,861,096	1,661,503,129	1,361,381,021	1,927,681,510	1,739,127,239	1,555,650,257	960,277,857	728,464,792	321,706,970
End of period		$9,029,406,586	$7,570,283,843	$2,049,613,952	$1,398,402,878	$2,746,838,246	$1,661,503,129	$2,462,136,646	$1,927,681,510	$1,630,071,984	$1,555,650,257	$1,006,957,708	$728,464,792
Undistributed net investment income (loss) included in net assets		$125,386,221	$98,895,130	$21,238,679	$15,781,801	$37,938,991	$26,265,935	$33,997,660	$25,713,234	$16,825,556	$14,351,820	$16,367,737	$10,769,340

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	85,471,245	222,360,765	35,380,714	29,770,744	60,756,687	38,979,541	18,119,649	15,875,182	9,768,998	18,842,881	34,216,275	41,702,388
	Premier Class	1,012,282	2,205,941	—	—	—	—	—	—	—	—	255,541	489,135
	Retirement Class	3,525,060	5,061,067	3,350,732	3,730,089	5,307,547	4,585,212	6,748,683	5,660,155	2,472,334	7,846,766	2,533,119	1,462,980
	Retail Class	6,158,130	5,846,563	—	—	—	—	—	—	—	—	381,551	249,280
Shares reinvested:	Institutional Class	10,153,687	10,220,283	1,129,414	1,050,326	3,909,132	3,547,024	1,269,725	1,511,398	2,711,937	2,017,348	1,240,373	547,509
	Premier Class	92,533	85,392	—	—	—	—	—	—	—	—	12,548	3,301
	Retirement Class	352,141	358,153	195,469	253,785	816,141	766,247	385,391	543,564	1,200,118	906,533	53,210	32,226
	Retail Class	653,970	670,697	—	—	—	—	—	—	—	—	10,125	6,017
Shares redeemed:	Institutional Class	(71,249,393)	(83,445,454)	(16,543,582)	(34,358,494)	(17,126,264)	(44,106,613)	(12,644,152)	(28,815,058)	(8,864,807)	(9,981,578)	(9,948,788)	(7,349,001)
	Premier Class	(1,070,037)	(2,242,479)	—	—	—	—	—	—	—	—	(444,571)	(90,627)
	Retirement Class	(3,189,510)	(3,897,783)	(2,538,953)	(6,718,053)	(3,460,274)	(3,784,820)	(3,249,876)	(6,278,741)	(6,191,676)	(3,361,813)	(1,009,699)	(706,858)
	Retail Class	(4,485,423)	(3,957,682)	—	—	—	—	—	—	—	—	(216,094)	(154,195)
Net increase (decrease) from shareholder transactions		27,424,685	153,265,463	20,973,794	(6,271,603)	50,202,969	(13,409)	10,629,420	(11,503,500)	1,096,904	16,270,137	27,083,590	36,192,155

40	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements	See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	41

Statements of changes in net assets	concluded

TIAA-CREF Funds  ■  For the year ended

		International Equity Index Fund
		October 31,	October 31,
		2014	2013
OPERATIONS
Net investment income (loss)		$214,003,135	$141,256,277
Net realized gain (loss) on total investments		16,395,608	15,280,660
Net change in unrealized appreciation (depreciation) on total investments		(220,450,947)	930,391,048
Net increase (decrease) in net assets from operations		9,947,796	1,086,927,985

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	Institutional Class	(127,704,968)	(98,135,566)
	Premier Class	(5,594,046)	(4,407,635)
	Retirement Class	(19,192,693)	(18,727,013)
	Retail Class	—	—
From realized gains:	Institutional Class	—	—
	Premier Class	—	—
	Retirement Class	—	—
	Retail Class	—	—
Total distributions		(152,491,707)	(121,270,214)

SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	1,022,602,532	1,308,661,420
	Premier Class	43,072,414	83,877,665
	Retirement Class	93,555,397	106,223,912
	Retail Class	—	—
Reinvestments of distributions:	Institutional Class	126,962,652	97,707,806
	Premier Class	5,594,046	4,407,635
	Retirement Class	19,190,929	18,722,887
	Retail Class	—	—
Redemptions:	Institutional Class	(541,213,919)	(560,513,376)
	Premier Class	(51,845,938)	(88,890,224)
	Retirement Class	(122,839,855)	(141,813,039)
	Retail Class	—	—
Net increase (decrease) from shareholder transactions		595,078,258	828,384,686
Net increase (decrease) in net assets		452,534,347	1,794,042,457

NET ASSETS
Beginning of period		5,434,800,966	3,640,758,509
End of period		$5,887,335,313	$5,434,800,966
Undistributed net investment income (loss) included in net assets		$177,891,886	$116,072,506

CHANGE IN FUND SHARES
Shares sold:	Institutional Class	53,238,400	78,974,916
	Premier Class	2,245,513	4,849,589
	Retirement Class	4,767,925	6,057,533
	Retail Class	—	—
Shares reinvested:	Institutional Class	6,956,858	6,207,612
	Premier Class	307,028	280,384
	Retirement Class	1,031,216	1,167,262
	Retail Class	—	—
Shares redeemed:	Institutional Class	(28,122,788)	(34,315,015)
	Premier Class	(2,748,992)	(5,064,509)
	Retirement Class	(6,263,672)	(8,148,663)
	Retail Class	—	—
Net increase (decrease) from shareholder transactions		31,411,488	50,009,109

42	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

[This page intentionally left blank.]

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	43

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

EQUITY INDEX FUND
Institutional Class:	10/31/14		$13.65	$0.27		$1.88	$2.15	$(0.24)	$(0.05)	$(0.29)	$15.51
	10/31/13		10.84	0.25		2.81	3.06	(0.19)	(0.06)	(0.25)	13.65
	10/31/12		9.58	0.21		1.18	1.39	(0.13)	—	(0.13)	10.84
	10/31/11		9.03	0.18		0.53	0.71	(0.16)	—	(0.16)	9.58
	10/31/10	†	8.70	0.01		0.32	0.33	—	—	—	9.03
	9/30/10		7.97	0.16		0.70	0.86	(0.13)	—	(0.13)	8.70
Premier Class:	10/31/14		13.61	0.25		1.87	2.12	(0.22)	(0.05)	(0.27)	15.46
	10/31/13		10.81	0.24		2.80	3.04	(0.18)	(0.06)	(0.24)	13.61
	10/31/12		9.56	0.20		1.17	1.37	(0.12)	—	(0.12)	10.81
	10/31/11		9.03	0.16		0.52	0.68	(0.15)	—	(0.15)	9.56
	10/31/10	†	8.69	0.01		0.33	0.34	—	—	—	9.03
	9/30/10		7.97	0.16		0.69	0.85	(0.13)	—	(0.13)	8.69
Retirement Class:	10/31/14		13.82	0.24		1.91	2.15	(0.21)	(0.05)	(0.26)	15.71
	10/31/13		10.97	0.23		2.84	3.07	(0.16)	(0.06)	(0.22)	13.82
	10/31/12		9.69	0.19		1.20	1.39	(0.11)	—	(0.11)	10.97
	10/31/11		9.13	0.16		0.53	0.69	(0.13)	—	(0.13)	9.69
	10/31/10	†	8.79	0.01		0.33	0.34	—	—	—	9.13
	9/30/10		8.06	0.14		0.71	0.85	(0.12)	—	(0.12)	8.79
Retail Class:	10/31/14		13.85	0.23		1.92	2.15	(0.20)	(0.05)	(0.25)	15.75
	10/31/13		10.99	0.22		2.85	3.07	(0.15)	(0.06)	(0.21)	13.85
	10/31/12		9.72	0.18		1.20	1.38	(0.11)	—	(0.11)	10.99
	10/31/11		9.17	0.16		0.53	0.69	(0.14)	—	(0.14)	9.72
	10/31/10	†	8.83	0.01		0.33	0.34	—	—	—	9.17
	9/30/10		8.09	0.14		0.72	0.86	(0.12)	—	(0.12)	8.83

LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/14		18.29	0.30		2.76	3.06	(0.26)	(0.06)	(0.32)	21.03
	10/31/13		14.54	0.29		3.73	4.02	(0.27)	—	(0.27)	18.29
	10/31/12		13.06	0.23		1.44	1.67	(0.19)	—	(0.19)	14.54
	10/31/11		12.04	0.19		0.99	1.18	(0.16)	—	(0.16)	13.06
	10/31/10	†	11.49	0.01		0.54	0.55	—	—	—	12.04
	9/30/10		10.35	0.17		1.11	1.28	(0.14)	—	(0.14)	11.49
Retirement Class:	10/31/14		18.39	0.26		2.77	3.03	(0.21)	(0.06)	(0.27)	21.15
	10/31/13		14.61	0.26		3.75	4.01	(0.23)	—	(0.23)	18.39
	10/31/12		13.12	0.20		1.45	1.65	(0.16)	—	(0.16)	14.61
	10/31/11		12.10	0.16		0.99	1.15	(0.13)	—	(0.13)	13.12
	10/31/10	†	11.55	0.00	[d]	0.55	0.55	—	—	—	12.10
	9/30/10		10.41	0.15		1.12	1.27	(0.13)	—	(0.13)	11.55

LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/14		16.19	0.38		2.16	2.54	(0.33)	(0.43)	(0.76)	17.97
	10/31/13		13.27	0.35		3.21	3.56	(0.33)	(0.31)	(0.64)	16.19
	10/31/12		11.99	0.31		1.59	1.90	(0.28)	(0.34)	(0.62)	13.27
	10/31/11		11.52	0.28		0.42	0.70	(0.22)	(0.01)	(0.23)	11.99
	10/31/10	†	11.18	0.02		0.32	0.34	—	—	—	11.52
	9/30/10		10.49	0.25		0.66	0.91	(0.22)	—	(0.22)	11.18
Retirement Class:	10/31/14		16.40	0.34		2.19	2.53	(0.29)	(0.43)	(0.72)	18.21
	10/31/13		13.43	0.32		3.25	3.57	(0.29)	(0.31)	(0.60)	16.40
	10/31/12		12.12	0.29		1.61	1.90	(0.25)	(0.34)	(0.59)	13.43
	10/31/11		11.64	0.25		0.43	0.68	(0.19)	(0.01)	(0.20)	12.12
	10/31/10	†	11.30	0.01		0.33	0.34	—	—	—	11.64
	9/30/10		10.61	0.22		0.67	0.89	(0.20)	—	(0.20)	11.30

44	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

					Ratios and supplemental data

	For the
	period				Net assets at		Ratios to average net assets						Portfolio
	or year				end of period		Gross		Net		Net investment		turnover
	ended		Total return		(in thousands	)	expenses		expenses		income (loss	)	rate

EQUITY INDEX FUND
Institutional Class:	10/31/14		16.00%		$7,998,323		0.05%		0.05%		1.88%		6%
	10/31/13		28.85		6,705,277		0.06		0.06		2.09		8	[g]
	10/31/12		14.75		3,706,630		0.07		0.07		2.08		6	[g]
	10/31/11		7.88		1,749,384		0.07		0.07		1.83		11
	10/31/10	†	3.79	[b]	1,484,700		0.12	[c]	0.09	[c]	1.15	[c]	0	[b]
	9/30/10		10.90		1,361,428		0.08		0.08		1.87		9
Premier Class:	10/31/14		15.81		70,236		0.20		0.20		1.73		6
	10/31/13		28.68		61,343		0.21		0.21		1.95		8	[g]
	10/31/12		14.56		48,184		0.22		0.22		1.90		6	[g]
	10/31/11		7.60		20,918		0.22		0.22		1.63		11
	10/31/10	†	3.91	[b]	7,776		0.28	[c]	0.24	[c]	1.00	[c]	0	[b]
	9/30/10		10.73		4,812		0.24		0.24		1.86		9
Retirement Class:	10/31/14		15.76		314,958		0.30		0.30		1.63		6
	10/31/13		28.52		267,636		0.31		0.31		1.86		8	[g]
	10/31/12		14.46		195,671		0.32		0.32		1.85		6	[g]
	10/31/11		7.61		204,345		0.32		0.32		1.59		11
	10/31/10	†	3.87	[b]	242,319		0.37	[c]	0.34	[c]	0.90	[c]	0	[b]
	9/30/10		10.63		251,201		0.33		0.33		1.62		9
Retail Class:	10/31/14		15.73		645,889		0.36		0.36		1.58		6
	10/31/13		28.49		536,027		0.38		0.38		1.79		8	[g]
	10/31/12		14.35		397,199		0.40		0.40		1.76		6	[g]
	10/31/11		7.54		361,203		0.29		0.29		1.61		11
	10/31/10	†	3.85	[b]	348,162		0.31	[c]	0.28	[c]	0.96	[c]	0	[b]
	9/30/10		10.71		336,495		0.26		0.26		1.69		9

LARGE-CAP GROWTH INDEX FUND
Institutional Class:	10/31/14		17.00		1,750,638		0.06		0.06		1.56		21
	10/31/13		28.14		1,157,001		0.07		0.07		1.81		19	[g]
	10/31/12		12.96		971,051		0.07		0.07		1.66		24	[g]
	10/31/11		9.85		568,586		0.08		0.08		1.45		24
	10/31/10	†	4.79	[b]	470,424		0.19	[c]	0.09	[c]	0.71	[c]	0	[b]
	9/30/10		12.49		422,219		0.09		0.09		1.55		34
Retirement Class:	10/31/14		16.72		298,976		0.31		0.31		1.31		21
	10/31/13		27.90		241,402		0.32		0.32		1.60		19	[g]
	10/31/12		12.69		231,810		0.32		0.32		1.42		24	[g]
	10/31/11		9.51		173,769		0.33		0.33		1.20		24
	10/31/10	†	4.76	[b]	161,099		0.44	[c]	0.34	[c]	0.45	[c]	0	[b]
	9/30/10		12.22		162,611		0.34		0.34		1.30		34

LARGE-CAP VALUE INDEX FUND
Institutional Class:	10/31/14		16.38		2,362,546		0.06		0.06		2.23		21
	10/31/13		28.07		1,359,068		0.07		0.07		2.41		19	[g]
	10/31/12		16.70		1,134,741		0.08		0.08		2.48		20	[g]
	10/31/11		6.13		605,062		0.08		0.08		2.27		27
	10/31/10	†	3.04	[b]	514,065		0.19	[c]	0.09	[c]	1.67	[c]	0	[b]
	9/30/10		8.82		462,184		0.09		0.09		2.29		36
Retirement Class:	10/31/14		16.07		384,292		0.31		0.31		2.00		21
	10/31/13		27.79		302,435		0.32		0.32		2.15		19	[g]
	10/31/12		16.46		226,640		0.32		0.32		2.28		20	[g]
	10/31/11		5.88		192,336		0.33		0.33		2.02		27
	10/31/10	†	3.01	[b]	173,247		0.43	[c]	0.34	[c]	1.43	[c]	0	[b]
	9/30/10		8.52		176,489		0.34		0.34		2.03		36

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	45

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

S&P 500 INDEX FUND
Institutional Class:	10/31/14		$19.91	$0.42		$2.94	$3.36	$(0.35)	$ —	$(0.35)	$22.92
	10/31/13		16.05	0.39		3.86	4.25	(0.39)	—	(0.39)	19.91
	10/31/12		14.27	0.33		1.78	2.11	(0.27)	(0.06)	(0.33)	16.05
	10/31/11		13.51	0.28		0.79	1.07	(0.31)	—	(0.31)	14.27
	10/31/10	†	13.02	0.01		0.48	0.49	—	—	—	13.51
	9/30/10		12.06	0.25		0.95	1.20	(0.24)	—	(0.24)	13.02
Retirement Class:	10/31/14		19.79	0.36		2.93	3.29	(0.31)	—	(0.31)	22.77
	10/31/13		15.96	0.34		3.84	4.18	(0.35)	—	(0.35)	19.79
	10/31/12		14.19	0.29		1.78	2.07	(0.24)	(0.06)	(0.30)	15.96
	10/31/11		13.44	0.24		0.78	1.02	(0.27)	—	(0.27)	14.19
	10/31/10	†	12.95	0.01		0.48	0.49	—	—	—	13.44
	9/30/10		12.00	0.22		0.95	1.17	(0.22)	—	(0.22)	12.95

SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/14		18.58	0.28		1.20	1.48	(0.26)	(0.58)	(0.84)	19.22
	10/31/13		14.24	0.31		4.65	4.96	(0.30)	(0.32)	(0.62)	18.58
	10/31/12		13.17	0.25		1.33	1.58	(0.20)	(0.31)	(0.51)	14.24
	10/31/11		12.49	0.17		0.66	0.83	(0.15)	—	(0.15)	13.17
	10/31/10	†	12.00	0.01		0.48	0.49	—	—	—	12.49
	9/30/10		10.69	0.14		1.26	1.40	(0.09)	—	(0.09)	12.00
Retirement Class:	10/31/14		18.62	0.23		1.20	1.43	(0.22)	(0.58)	(0.80)	19.25
	10/31/13		14.26	0.27		4.68	4.95	(0.27)	(0.32)	(0.59)	18.62
	10/31/12		13.18	0.22		1.33	1.55	(0.16)	(0.31)	(0.47)	14.26
	10/31/11		12.51	0.14		0.65	0.79	(0.12)	—	(0.12)	13.18
	10/31/10	†	12.02	0.01		0.48	0.49	—	—	—	12.51
	9/30/10		10.71	0.11		1.28	1.39	(0.08)	—	(0.08)	12.02

46	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

continued

					Ratios and supplemental data

	For the
	period				Net assets at		Ratios to average net assets						Portfolio
	or year				end of period		Gross		Net		Net investment		turnover
	ended		Total return		(in thousands	)	expenses		expenses		income (loss	)	rate

S&P 500 INDEX FUND
Institutional Class:	10/31/14		17.16%		$1,808,921		0.06%		0.06%		1.97%		9%
	10/31/13		27.08		1,436,986		0.06		0.06		2.19		4	[g]
	10/31/12		15.14		1,342,205		0.07		0.07		2.13		7	[g]
	10/31/11		7.96		884,211		0.07		0.07		1.96		14
	10/31/10	†	3.76	[b]	725,376		0.15	[c]	0.09	[c]	1.26	[c]	0	[b]
	9/30/10		10.07		740,600		0.08		0.08		1.99		12
Retirement Class:	10/31/14		16.84		653,216		0.31		0.31		1.72		9
	10/31/13		26.73		490,695		0.31		0.31		1.92		4	[g]
	10/31/12		14.85		396,922		0.32		0.32		1.89		7	[g]
	10/31/11		7.75		352,405		0.32		0.32		1.71		14
	10/31/10	†	3.71	[b]	338,947		0.40	[c]	0.34	[c]	1.01	[c]	0	[b]
	9/30/10		9.82		339,172		0.33		0.33		1.74		12

SMALL-CAP BLEND INDEX FUND
Institutional Class:	10/31/14		8.32		1,154,539		0.06		0.06		1.50		24
	10/31/13		36.38		1,048,944		0.07		0.07		1.92		17	[g]
	10/31/12		12.48		648,984		0.08		0.08		1.81		17	[g]
	10/31/11		6.64		447,756		0.08		0.08		1.26		25
	10/31/10	†	4.08	[b]	354,242		0.18	[c]	0.09	[c]	0.79	[c]	0	[b]
	9/30/10		13.25		316,168		0.10		0.09		1.22		21
Retirement Class:	10/31/14		8.01		475,533		0.31		0.31		1.25		24
	10/31/13		36.10		506,706		0.32		0.32		1.67		17	[g]
	10/31/12		12.20		311,294		0.33		0.33		1.57		17	[g]
	10/31/11		6.30		325,760		0.33		0.33		1.02		25
	10/31/10	†	4.08	[b]	383,599		0.43	[c]	0.34	[c]	0.54	[c]	0	[b]
	9/30/10		13.07		386,480		0.35		0.34		0.97		21

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	47

Financial highlights

TIAA-CREF Funds

			Selected per share data
				Gain (loss) from investment operations
	For the		Net asset	Net		Net realized and	Total gain	Less distributions from		Total	Net asset
	period		value,	investment		unrealized gain	(loss) from	Net	Net	dividends	value,
	or year		beginning	income		(loss) on total	investment	investment	realized	and	end of
	ended		of period	(loss	)[a]	investments	operations	income	gains	distributions	period

EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/14		$10.84	$0.24		$(0.20)	$0.04	$(0.20)	$ —	$(0.20)	$10.68
	10/31/13		10.37	0.23		0.39	0.62	(0.15)	—	(0.15)	10.84
	10/31/12		10.24	0.24		0.09	0.33	(0.16)	(0.04)	(0.20)	10.37
	10/31/11		11.33	0.25		(1.31)	(1.06)	(0.02)	(0.01)	(0.03)	10.24
	10/31/10	‡	10.00	0.03		1.30	1.33	—	—	—	11.33
Premier Class:	10/31/14		10.82	0.21		(0.19)	0.02	(0.19)	—	(0.19)	10.65
	10/31/13		10.35	0.22		0.39	0.61	(0.14)	—	(0.14)	10.82
	10/31/12		10.23	0.24		0.06	0.30	(0.14)	(0.04)	(0.18)	10.35
	10/31/11		11.33	0.23		(1.30)	(1.07)	(0.02)	(0.01)	(0.03)	10.23
	10/31/10	‡	10.00	0.02		1.31	1.33	—	—	—	11.33
Retirement Class:	10/31/14		10.80	0.21		(0.20)	0.01	(0.17)	—	(0.17)	10.64
	10/31/13		10.34	0.20		0.40	0.60	(0.14)	—	(0.14)	10.80
	10/31/12		10.22	0.23		0.07	0.30	(0.14)	(0.04)	(0.18)	10.34
	10/31/11		11.33	0.26		(1.35)	(1.09)	(0.01)	(0.01)	(0.02)	10.22
	10/31/10	‡	10.00	0.02		1.31	1.33	—	—	—	11.33
Retail Class:	10/31/14		10.79	0.19		(0.19)	0.00 [d]	(0.16)	—	(0.16)	10.63
	10/31/13		10.32	0.19		0.40	0.59	(0.12)	—	(0.12)	10.79
	10/31/12		10.21	0.20		0.07	0.27	(0.12)	(0.04)	(0.16)	10.32
	10/31/11		11.32	0.22		(1.31)	(1.09)	(0.01)	(0.01)	(0.02)	10.21
	10/31/10	‡	10.00	0.02		1.30	1.32	—	—	—	11.32

INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/14		19.31	0.72		(0.67)	0.05	(0.54)	—	(0.54)	18.82
	10/31/13		15.73	0.54		3.54	4.08	(0.50)	—	(0.50)	19.31
	10/31/12		15.23	0.55		0.39	0.94	(0.44)	—	(0.44)	15.73
	10/31/11		16.43	0.53		(1.38)	(0.85)	(0.35)	—	(0.35)	15.23
	10/31/10	†	15.82	0.01		0.60	0.61	—	—	—	16.43
	9/30/10		15.67	0.44		0.05	0.49	(0.34)	—	(0.34)	15.82
Premier Class:	10/31/14		19.26	0.68		(0.65)	0.03	(0.52)	—	(0.52)	18.77
	10/31/13		15.69	0.51		3.54	4.05	(0.48)	—	(0.48)	19.26
	10/31/12		15.20	0.53		0.38	0.91	(0.42)	—	(0.42)	15.69
	10/31/11		16.41	0.49		(1.36)	(0.87)	(0.34)	—	(0.34)	15.20
	10/31/10	†	15.80	0.01		0.60	0.61	—	—	—	16.41
	9/30/10		15.67	0.48		(0.02)	0.46	(0.33)	—	(0.33)	15.80
Retirement Class:	10/31/14		19.64	0.69		(0.68)	0.01	(0.50)	—	(0.50)	19.15
	10/31/13		15.99	0.50		3.61	4.11	(0.46)	—	(0.46)	19.64
	10/31/12		15.47	0.53		0.38	0.91	(0.39)	—	(0.39)	15.99
	10/31/11		16.68	0.51		(1.42)	(0.91)	(0.30)	—	(0.30)	15.47
	10/31/10	†	16.06	0.01		0.61	0.62	—	—	—	16.68
	9/30/10		15.92	0.39		0.06	0.45	(0.31)	—	(0.31)	16.06

†	Amounts shown are for the one-month period ended October 31, 2010 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from September 30 to October 31.
‡	The Fund commenced operations on August 31, 2010.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.
[g]	Does not include in-kind transactions.

48	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds	See notes to financial statements

concluded

				Ratios and supplemental data

	For the
	period			Net assets at		Ratios to average net assets						Portfolio
	or year			end of period		Gross		Net		Net investment		turnover
	ended		Total return	(in thousands	)	expenses		expenses		income (loss	)	rate

EMERGING MARKETS EQUITY INDEX FUND
Institutional Class:	10/31/14		0.42%	$942,827		0.23%		0.23%		2.29%		13%
	10/31/13		6.06	680,382		0.29		0.25		2.25		13
	10/31/12		3.31	289,041		0.38		0.25		2.42		25	[g]
	10/31/11		(9.36)	149,206		0.46		0.25		2.26		38
	10/31/10	‡	13.30 [b]	109,910		1.30	[c]	0.25	[c]	1.37	[c]	2	[b]
Premier Class:	10/31/14		0.23	4,475		0.39		0.39		1.95		13
	10/31/13		5.96	6,454		0.44		0.40		2.16		13
	10/31/12		3.06	2,016		0.54		0.40		2.38		25	[g]
	10/31/11		(9.50)	1,330		0.62		0.40		2.04		38
	10/31/10	‡	13.30 [b]	1,133		2.18	[c]	0.40	[c]	1.22	[c]	2	[b]
Retirement Class:	10/31/14		0.17	50,771		0.48		0.48		2.01		13
	10/31/13		5.79	34,503		0.54		0.50		1.96		13
	10/31/12		3.03	24,877		0.63		0.50		2.28		25	[g]
	10/31/11		(9.61)	9,356		0.70		0.50		2.38		38
	10/31/10	‡	13.30 [b]	1,133		2.27	[c]	0.50	[c]	1.12	[c]	2	[b]
Retail Class:	10/31/14		0.04	8,885		0.64		0.64		1.83		13
	10/31/13		5.70	7,127		0.73		0.64		1.81		13
	10/31/12		2.73	5,773		0.83		0.64		2.00		25	[g]
	10/31/11		(9.64)	5,313		0.88		0.64		1.99		38
	10/31/10	‡	13.20 [b]	1,776		2.18	[c]	0.64	[c]	0.89	[c]	2	[b]

INTERNATIONAL EQUITY INDEX FUND
Institutional Class:	10/31/14		0.37	4,949,536		0.06		0.06		3.73		5
	10/31/13		26.65	4,459,896		0.07		0.07		3.13		3
	10/31/12		6.43	2,833,093		0.08		0.08		3.69		6	[g]
	10/31/11		(5.32)	1,647,918		0.09		0.09		3.23		6
	10/31/10	†	3.86 [b]	1,203,484		0.15	[c]	0.15	[c]	0.88	[c]	3	[b]
	9/30/10		3.14	1,001,071		0.10		0.10		2.88		11
Premier Class:	10/31/14		0.23	191,665		0.21		0.21		3.55		5
	10/31/13		26.47	200,497		0.22		0.22		2.97		3
	10/31/12		6.25	162,307		0.23		0.23		3.53		6	[g]
	10/31/11		(5.44)	125,215		0.24		0.24		3.02		6
	10/31/10	†	3.86 [b]	60,259		0.30	[c]	0.30	[c]	0.73	[c]	3	[b]
	9/30/10		2.97	39,623		0.25		0.25		3.24		11
Retirement Class:	10/31/14		0.11	746,134		0.31		0.31		3.51		5
	10/31/13		26.35	774,407		0.32		0.32		2.86		3
	10/31/12		6.13	645,359		0.33		0.33		3.46		6	[g]
	10/31/11		(5.54)	625,016		0.34		0.34		3.02		6
	10/31/10	†	3.86 [b]	783,583		0.40	[c]	0.40	[c]	0.62	[c]	3	[b]
	9/30/10		2.85	801,279		0.35		0.35		2.55		11

See notes to financial statements	TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	49

Notes to financial statements

TIAA-CREF Funds

Note 1— organization and significant accounting policies

TIAA-CREF Funds (the “Trust”) is a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The following are the TIAA-CREF Funds included in this report: Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and the International Equity Index Fund (collectively the “Funds” or individually, the “Fund”).

The Funds offer their shares, without a sales load, through their principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), which is a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Funds. The Funds offer up to four share classes, although any one Fund may not necessarily offer all four classes. The Funds may offer Institutional, Premier, Retirement and Retail Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Security valuation: The Funds’ investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: Each Fund is treated separately for income tax purposes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. The Funds file income tax returns in U.S. federal and applicable state and local jurisdictions. A fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2014, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, certain foreign taxes paid, utilization of tax equalization credits, dividend redesignations, investments in partnerships and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

50	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Trustee compensation: The Funds pay the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Funds until paid. The investment of deferred amounts and the offsetting payable to the trustees are included in other assets and accrued expenses and other payables in the accompanying Statements of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statements of Operations.

New accounting pronouncement: In June 2013, the FASB issued Accounting Standard Update No. 2013-08 Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (the “Update”). The Update modifies the criteria used in determining an investment company under U.S. GAAP and establishes certain measurement and disclosure requirements. The Update establishes that an entity regulated under the 1940 Act is automatically an investment company under U.S. GAAP. The Update is effective for interim and annual reporting periods beginning after December 15, 2013. The Funds adopted the Update for this annual report. The adoption of the Update did not have a material impact on the Funds’ financial statements and notes disclosures.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value follows:

Exchange-traded equity securities, common and preferred stock: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Foreign investments are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. Foreign securities are generally categorized in Level 2 of the fair value hierarchy.

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Short-term investments: Short-term investments, excluding investments in registered investment companies, with maturities of 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter accreting or amortizing any discount or premium to its face value at a constant rate until maturity. Short-term investments with maturities in excess of 60 days are valued in the same manner as debt securities. Short-term investments are generally categorized in Level 2 of the fair value hierarchy.

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Futures contracts: Stock and bond index futures, which are traded on commodity exchanges, are valued at the last sale price as of the close of such commodity exchanges and are categorized in Level 1 of the fair value hierarchy.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	51

Notes to financial statements

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the year ended October 31, 2014, there were no material transfers between levels by the Funds.

As of October 31, 2014, 100% of the value of investments in the Large-Cap Growth Index Fund, Large-Cap Value Index Fund, and the S&P 500 Index Fund were valued based on Level 1 inputs.

The following table summarizes the market value of the Funds’ investments as of October 31, 2014, based on the inputs used to value them:

Fund	Level 1	Level 2	Level 3	Total
Equity Index
Equity investments:
Health care	$1,254,762,426	$—	$31,697	$1,254,794,123
Telecommunications	193,672,054	—	49,856	193,721,910
All other equity investments*	7,542,400,999	—	—	7,542,400,999
Short-term investments	278,287,735	14,999,944	—	293,287,679
Futures**	1,322,034	—	—	1,322,034
Total	$9,270,445,248	$14,999,944	$81,553	$9,285,526,745
Small-Cap Blend Index
Equity Investments:
Health care	$226,675,151	$—	$82,553	$226,757,704
Telecommunications	12,128,636	—	139,956	12,268,592
All other equity investments*	1,387,856,237	—	—	1,387,856,237
Short-term investments	286,165,959	—	—	286,165,959
Futures**	18,533	—	—	18,533
Total	$1,912,844,516	$—	$222,509	$1,913,067,025
Emerging Markets Equity Index
Equity Investments:
Africa/Middle East	$—	$73,726,524	$301	$73,726,825
Asia	—	580,434,623	272	580,434,895
Europe	4,517,939	37,519,560	—	42,037,499
Latin America	—	146,319,274	—	146,319,274
North America	51,385,477	—	—	51,385,477
All other equity investments*	2,935,095	94,118,821	207,771	97,261,687
Short-term investments	48,793,793	—	—	48,793,793
Futures**	343,181	—	—	343,181
Total	$107,975,485	$932,118,802	$208,344	$1,040,302,631
International Equity Index
Equity Investments:
Asia	$—	$1,423,947,979	$—	$1,423,947,979
Australasia	—	479,175,133	—	479,175,133
Europe	—	3,422,716,700	—	3,422,716,700
All other equity investments*	22,843,602	484,872,720	—	507,716,322
Short-term investments	183,755,836	22,699,433	—	206,455,269
Futures**	1,314,618	—	—	1,314,618
Total	$207,914,056	$5,833,411,965	$—	$6,041,326,021

*	For detailed categories, see the accompanying Summary portfolio of investments.
**	Derivative instruments are not reflected in the Summary portfolio of investments.

52	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Note 3—derivative instruments

As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Derivatives require little or no initial investment and permit or require net settlement. The Funds value derivatives at fair value.

At October 31, 2014, the following Funds have invested in derivative contracts which are reflected in the Statements of Assets and Liabilities as follows:

	Asset derivatives
Derivative contract	Location	Fair value amount
Equity Index Fund
Equity contracts	Futures*	$1,322,034
Large-Cap Growth Index Fund
Equity contracts	Futures*	20,728
Large-Cap Value Index Fund
Equity contracts	Futures*	73,970
S&P 500 Index Fund
Equity contracts	Futures*	34,744
Small-Cap Blend Index Fund
Equity contracts	Futures*	18,533
Emerging Markets Equity Index Fund
Equity contracts	Futures*	343,181
International Equity Index Fund
Equity contracts	Futures*	1,314,618
*	The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

For the year ended October 31, 2014, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative contracts	Location	Realized gain (loss )	Change in Unrealized appreciation (depreciation	)
Equity Index Fund
Equity contracts	Futures transactions	$4,116,823	$981,819
Large-Cap Growth Index Fund
Equity contracts	Futures transactions	94,266	29,984
Large-Cap Value Index Fund
Equity contracts	Futures transactions	1,063,467	94,719
S&P 500 Index Fund
Equity contracts	Futures transactions	169,056	59,046
Small-Cap Blend Index Fund
Equity contracts	Futures transactions	181,002	112,671
Emerging Markets Equity Index Fund
Equity contracts	Futures transactions	(1,674,773)	450,479
International Equity Index Fund
Equity contracts	Futures transactions	(1,003,867)	1,320,043

Futures contracts: The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to manage exposure to the equity markets and for cash management purposes to remain highly invested in these markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract, and variation margin receipts or payments are settled daily reflecting changes in the value of the futures contracts. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts or if the counterparties do not perform in accordance with contractual provisions. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded funds, guarantees the futures against default. During the year ended October 31, 2014, the Equity Index Fund, the Large-Cap Growth Index Fund, the Large-Cap Value Index Fund, the S&P 500 Index Fund, the Small-Cap Blend Index Fund, and the International Equity Index Fund had exposure to equity futures contracts, based on underlying notional values, generally between 0% and 1% of net assets. During the year ended October 31, 2014, the Emerging Markets Equity Index Fund had exposure to equity futures contracts, based on underlying notional values, generally between 0% and 3% of net assets.

At October 31, 2014, the Funds held the following open futures contracts:

Fund	Futures	Number of contracts	Settlement value	Expiration date	Unrealized gain (loss	)
Equity Index	S&P 500 E Mini Index	218	$21,924,260	December 2014	$979,782
Equity Index	S&P MidCap 400 E Mini Index	24	3,396,960	December 2014	170,856
Equity Index	Russell 2000 Mini Index	24	2,810,400	December 2014	171,396
Total		266	28,131,620		1,322,034
Large-Cap Growth Index	S&P 500 E Mini Index	10	1,005,700	December 2014	20,728
Large-Cap Value Index	S&P 500 E Mini Index	62	6,235,340	December 2014	73,970
S&P 500 Index	S&P 500 E Mini Index	43	4,324,510	December 2014	34,744
Small-Cap Blend Index	Russell 2000 Mini Index	3	351,300	December 2014	18,533
Emerging Markets Equity Index	MSCI Emerging Markets Mini Index	292	14,798,560	December 2014	343,181
International Equity Index	MSCI EAFE Mini Index	387	35,526,600	December 2014	1,314,618

Note 4—investment adviser and affiliates

Under the terms of the Investment Management Agreement with respect to each Fund, Advisors provides asset management services to the Fund for an annual fee, payable monthly. The Funds have entered into an Administrative Service Agreement with Advisors under which the Funds pay Advisors for its costs in providing certain administrative and compliance services to the Funds.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	53

Notes to financial statements

Under the terms of a Retirement Class Service Agreement with respect to each Fund, the Retirement Class of the Fund incurs an annual fee, payable monthly to Advisors, for certain administrative costs associated with the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statements of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class of each Fund compensates TPIS for providing distribution, promotional and/or shareholder services to the Retail Class of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of each Fund is subject to a distribution Rule 12b-1 plan that compensates TPIS for providing distribution, promotional and/or shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class.

Advisors has agreed to reimburse each Fund if its total expense ratio (excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds certain percentages. As of October 31, 2014, the investment management fee, service agreement fee, distribution fee and maximum expense amounts (after waivers and reimbursements) are equal to the following noted annual percentage of average daily net assets for each class:

	Investment management fee— effective rate	Service agreement fee	Distribution fee		Maximum expense amounts‡
Fund		Retirement Class	Premier Class	Retail Class	Institutional Class	Premier Class	Retirement Class	Retail Class
Equity Index	0.04%	0.25%	0.15%	0.25%	0.09%	0.24%	0.34%	0.48%
Large-Cap Growth Index	0.04	0.25	—	—	0.09	—	0.34	—
Large-Cap Value Index	0.04	0.25	—	—	0.09	—	0.34	—
S&P 500 Index	0.04	0.25	—	—	0.09	—	0.34	—
Small-Cap Blend Index	0.04	0.25	—	—	0.09	—	0.34	—
Emerging Markets Equity Index	0.14	0.25	0.15	0.25	0.25	0.40	0.50	0.64
International Equity Index	0.04	0.25	0.15	—	0.15	0.30	0.40	—

‡	Maximum expense amounts reflect all expenses excluding interest, taxes, brokerage and other transactional expenses, acquired fund fees and expenses and extraordinary expenses. The expense reimbursement arrangements will continue through at least February 28, 2015. The reimbursement arrangements can only be changed with the approval of the Board of Trustees.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

A registered separate account of TIAA (collectively “TIAA Access”) has various sub-accounts that invest in the Funds, and certain funds within the Trust also make investments in the Funds.

The following is the percentage of the Funds’ shares owned by TIAA Access and other funds within the Trust as of October 31, 2014:

Fund	TIAA-CREF Lifecycle Index Funds	TIAA Access	Total
Equity Index	20%	1%	21%
Large-Cap Growth Index	—	4	4
Large-Cap Value Index	—	5	5
S&P 500 Index	—	5	5
Small-Cap Blend Index	—	14	14
Emerging Markets Equity Index	18	—	18
International Equity Index	10	4	14

TIAA-CREF Tuition Financing, Inc. (“TFI”), an indirect wholly owned subsidiary of TIAA, is a registered investment adviser that provides program management services to multiple qualified tuition programs formed under Section 529 of the Internal Revenue Code (“529 Plans”). These 529 Plans, each of which operates independently, invest a portion of their assets in the Funds. As of October 31, 2014, three 529 Plans owned 16%, 16%, and 8%, respectively, of the Equity Index Fund; one 529 Plan owned 11% of the Large-Cap Growth Index Fund; one 529 Plan owned 8% of the Large-Cap Value Index Fund; two 529 Plans owned 11% and 7%, respectively, of the S&P 500 Index Fund; two 529 Plans owned 11% and 9%, respectively, of the Emerging Markets Equity Index Fund; and three 529 Plans owned 9%, 9%, and 7%, respectively, of the International Equity Index Fund.

54	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

continued

Companies in which a Fund holds 5% or more of the outstanding voting shares are considered “affiliated companies” of the Fund, pursuant to the 1940 Act. Information regarding transactions with affiliated companies is as follows:

Issue	Value at October 31, 2013	Purchase cost	Sales proceeds	Realized gain (loss)	Dividend income	Withholding expense	Shares at October 31, 2014	Value at October 31, 2014
Equity Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$240,434,976	$127,700,103	$ 89,847,344	$—	$—	$—	278,287,735	$278,287,735
Small-Cap Blend Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	214,865,928	117,880,035	46,580,004	—	—	—	286,165,959	286,165,959
International Equity Index Fund
TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	190,194,530	388,897,363	395,336,057	—	—	—	183,755,836	183,755,836

Note 5—investments

Securities lending: Certain Funds may lend their securities to qualified institutional borrowers to earn additional income. A Fund receives collateral (in the form of cash, Treasury securities or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Cash collateral received by the Fund will generally be invested in high-quality short-term instruments or in one or more funds maintained by the securities lending agent (“Agent”) for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are reflected in the Statements of Assets and Liabilities. Securities lending income recognized by the Funds consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is reflected separately in the Statements of Operations. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2014, net unrealized appreciation (depreciation) based on the aggregate cost of portfolio investments for federal income tax purposes, consisting of gross unrealized appreciation and gross unrealized depreciation was as follows:

Fund	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation/ (depreciation)
Equity Index	$6,246,825,379	$3,126,323,543	$(88,944,211)	$3,037,379,332
Large-Cap Growth Index	1,553,591,449	537,994,432	(12,988,381)	525,006,051
Large-Cap Value Index	2,404,956,976	411,393,412	(35,491,044)	375,902,368
S&P 500 Index	1,749,877,261	771,894,067	(49,067,909)	722,826,158
Small-Cap Blend Index	1,522,193,142	481,264,184	(90,408,834)	390,855,350
Emerging Markets Equity Index	1,016,079,771	110,575,130	(86,695,451)	23,879,679
International Equity Index	5,404,921,208	984,685,640	(349,595,445)	635,090,195

Purchases and sales: Purchases and sales of securities (other than short-term instruments) for all of the Funds for the year ended October 31, 2014 were as follows:

Fund	Non-U.S. government purchases	Non-U.S. government sales
Equity Index	$869,909,242	$476,153,227
Large-Cap Growth Index	770,129,119	359,837,114
Large-Cap Value Index	1,255,597,355	435,070,302
S&P 500 Index	424,021,688	190,929,434
Small-Cap Blend Index	392,778,548	415,648,724
Emerging Markets Equity Index	390,641,412	105,388,103
International Equity Index	909,422,292	286,631,358

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	55

Notes to financial statements	concluded

Note 6—distributions to shareholders and other tax items

The tax character of distributions paid to shareholders during the years ended October 31, 2014 and October 31, 2013 was as follows:

	10/31/2014			10/31/2013
	Ordinary	Long-term		Ordinary	Long-term
Fund	income	capital gains	Total	income	capital gains	Total
Equity Index	$134,239,273	$19,559,569	$153,798,842	$91,978,723	$30,405,210	$122,383,933
Large-Cap Growth Index	20,302,455	4,906,530	25,208,985	18,879,234	—	18,879,234
Large-Cap Value Index	44,734,342	35,897,491	80,631,833	34,400,254	22,194,726	56,594,980
S&P 500 Index	33,252,437	—	33,252,437	33,210,927	—	33,210,927
Small-Cap Blend Index	30,145,813	40,178,588	70,324,401	19,048,724	21,231,441	40,280,165
Emerging Markets Equity Index	13,451,294	—	13,451,294	6,204,117	—	6,204,117
International Equity Index	152,491,707	—	152,491,707	121,270,214	—	121,270,214

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized		Capital
	ordinary	long-term	appreciation		loss
Fund	income	capital gains	(depreciation	)	carryover	Total
Equity Index	$127,945,594	$45,535,185	$3,037,379,326		$—	$3,210,860,105
Large-Cap Growth Index	22,076,173	32,794,770	525,006,049		—	579,876,992
Large-Cap Value Index	60,785,545	51,038,862	375,902,372		—	487,726,779
S&P 500 Index	33,831,695	—	722,826,154		(1,558,340)	755,099,509
Small-Cap Blend Index	26,396,768	53,382,212	390,855,348		—	470,634,328
Emerging Markets Equity Index	17,552,106	—	23,501,415		(10,362,127)	30,691,394
International Equity Index	198,471,090	9,531,688	634,598,386		—	842,601,164

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies, the utilization of capital loss carryovers, and the treatment of short term gain as ordinary income for tax purposes.

In certain circumstances, a fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). A fund may also accept portfolio securities rather than cash as payment for a purchase of fund shares (in-kind purchase). During the year ended October 31, 2014, the Funds did not have any in-kind purchase or in-kind redemption transactions.

At October 31, 2014, the following Funds had capital loss carryovers, which will expire as follows:

Fund	No expiration	Total
S&P 500 Index	$1,558,340	$1,558,340
Emerging Markets Equity Index	10,362,127	10,362,127

For the year ended October 31, 2014, the S&P 500 Index Fund and International Equity Index Fund utilized $7,559,226 and $13,426,950 respectively, of their capital loss carryover available from prior years.

Note 7—emerging markets risks

The Emerging Markets Equity Index Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 8—line of credit

Each of the Funds participates in a $1.5 billion unsecured revolving credit facility that can be used for temporary purposes, including, without limitation, the funding of shareholder redemptions. This facility expired June 2014. A new facility was entered into on June 24, 2014 expiring June 23, 2015. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating accounts and mutual funds on a pro rata basis. Interest associated with any borrowing under the facility is charged to the borrowing accounts or funds at a specified rate of interest. The Funds are not liable for borrowings under the facility by other affiliated accounts or mutual funds. For the year ended October 31, 2014, there were no borrowings under this credit facility by the Funds.

Note 9—indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

56	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, and International Equity Index Fund (seven of the portfolios constituting the TIAA-CREF Funds; hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2014

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	57

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2014

Trustees
Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	82	Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation, and Trustee of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	82	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; and Independent Trustee, Lazard Alternative Strategies 1099 Fund.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	82	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2015. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	82	Director, D2D Fund.
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1943	Trustee	Indefinite term. Trustee since 1999.	Principal, NL Jacob Consultant (economic and business consultant) (2012–present); President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997–2006).	82	None
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management.	82	Director, Aflac Insurance, Sansum Clinic; Investment committee member, College of Mount Saint Vincent and Cottage Health System; Member, United States Olympics Paralympics Advisory Committee, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President and Chief Operating Officer (since 2009), First Eagle Investment Management, LLC; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	82	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance, Prep for Prep, and Close Brothers Group plc.
James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	82	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

58	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Trustees — concluded
Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	82	Director, SCANA Corporation (energy holding company); Member, Duke Children’s Hospital and Health Center National Board of Advisors.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011).	82	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas.

Officers
Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Executive Vice President and Chief Legal Officer	One year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Account VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Interim Chief Compliance Officer for TIAA-CREF Life Insurance Company Separate Accounts VA-1, VLI-I and VLI-2 (2013–2014). Interim Chief Compliance Officer for Covariance Capital Management, Inc. (“Covariance”) (since 2013).
Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.	Chief Executive Officer (since 2014), Executive Vice President (2013–2014), Chief Operating Officer (2013–2014), Interim Head (2012–2013) and Manager (since 2011) of TIAA-CREF Asset Management, Inc. (“TCAM”), and Executive Vice President of the TIAA-CREF Fund Complex (since 2013). Senior Vice President, Investment Products, TIAA (2009–2012). Managing Director, Mutual Fund Products, TIAA (2007–2009). Director (since 2008), Executive Vice President (since 2012), Chairman (2012–2013), Senior Managing Director and Chief Operating Officer (2012–2013) of Advisors. Director (since 2008), Executive Vice President (since 2014), Chief Operating Officer (since 2013), Chairman (2011–2012) President (2012–2013), Senior Vice President (2010–2012) of Investment Management. Director of Advisors (since 2008). Chairman, Manager, President (since 2011), and Chief Operating Officer (2011–2013) of TCAA and TCAS. Manager of TIAA-CREF Individual & Institutional Services, LLC (since 2010). Director of Westchester Group Investment Management, Inc. (since 2011). Manager of Beaver Investment Holdings, LLC (since 2012). Director of GreenWood Resources, Inc. (since 2012). Executive Vice President, TIAA Asset Management Finance Company, LLC (since 2014). Manager and Executive Vice President, TIAA Asset Management, LLC (since 2014). Director of TH RE Administration Ltd., TH RE FCACO Ltd., TH RE AIFM Group Ltd., and TH RE Group Holdings Ltd. (2013–2014).

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	59

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2014

Officers — continued

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Treasurer of CREF (since 2008). Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer (since 2013), Principal Financial Officer (2009–2013), Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010), Corporate Controller (since 2014) and Funds Treasurer (2006–2014) of TIAA. Director of TCAM (since 2011). Director (since 2008), Senior Vice President (since 2010) and Funds Treasurer (2007–2011) of Advisors. Manager (since 2008), Senior Vice President (since 2014) and Funds Treasurer (2007–2011) of Investment Management. Assistant Treasurer of TIAA-CREF Life Insurance Company (“TC Life”) (since 2012). Director of TIAA-CREF Trust Company, FSB (since 2008). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Manager, Senior Vice President and Funds Treasurer of TCAS (since 2011).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer (since 2013) of TIAA, Executive Vice President (since 2009), and Senior Managing Director (2008–2009) of the TIAA-CREF Fund Complex. Executive Vice President, Head of Risk Management of TIAA (2009–2013). Executive Vice President, Risk Management (since 2011), Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2011).
Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.	Executive Vice President and President of Asset Management (since 2013) of TIAA, and Manager (since 2013) and President and Chief Executive Officer (2013–2014) of TCAM. Principal Executive Officer and Executive Vice President of CREF and VA-1 (since 2013). Principal Executive Officer and President of TIAA-CREF Funds and TIAA-CREF Life Funds (since 2013). Chairman, Director, President & Chief Executive Officer of Advisors (since 2013). Chairman, Manager, President & Chief Executive Officer of Investment Management (since 2013). Chairman (since 2013), President & Chief Executive Officer (2013–2014) of TPIS. Director of TH RE Ltd (since 2013). Director of TIAA International Holdings 1 Ltd, TIAA International Holdings 2 Ltd, and TIAA International Holdings 3 Ltd (since 2013). Director, TCAM Global UK Limited (since 2014). President and Chief Executive Officer, TIAA Asset Management Finance Company, LLC (since 2014). Manager, President and Chairman, TIAA Asset Management, LLC (since 2014). Representative, Securities Research, Inc. (February–May 2013). President and Chief Operating Officer, U.S., ING Americas (2011–2012). Chief Executive Officer, ING Insurance US (2010–2011). Chairman and Chief Executive Officer, ING Investment Management, Americas (2007–2009). Executive Vice President, AIG Financial Products Corp. (1995–2007).
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer (since 2012) of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Director, Covariance (since 2012). Director T-C Life (since 2012). Director, Kaspick & Company, LLC (since 2012). Manager, TIAA-CREF Redwood, LLC (“Redwood”) (since 2013). Director, Aspen Insurance Holdings, LLC (since 2011). President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director (since 2013), Corporate Secretary (since 2012) of TIAA and the TIAA-CREF Fund Complex. Senior Vice President of TIAA and the TIAA-CREF Fund Complex (2012–2013). Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.
Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Financial Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (2009–2010, since 2012) of TCT Holdings, Inc. Director (2007–2011) and Executive Vice President (2008–2010) of TCAM. Manager (since 2006), President and Chief Executive Officer (2006–2010) of Redwood. Director of Tuition Financing (2008–2009) and Executive Vice President of TC Life (2009–2010).

60	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

concluded

Officers — concluded

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Chief Communications Officer of TIAA (2010–2011). Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010).

Please note that the Funds’ Statement of Additional Information (SAI) includes information about the Funds’ trustees and is available, without charge, through our website, tiaa-cref.org, or by calling 800 223-1200.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	61

Important tax information (unaudited)

For the fiscal year ended October 31, 2014, the TIAA-CREF Funds designate the following distribution amounts (or the maximum amount allowable) as being from Section 1250 gains and net long-term capital gains.

Fund	Section 1250 gains	Long-term capital gains	Total
Equity Index	$378,396	$26,342,654	$26,721,050
Large-Cap Growth Index	—	4,906,530	4,906,530
Large-Cap Value Index	144,557	35,752,934	35,897,491
S&P 500 Index	—	—	—
Small-Cap Blend Index	78,400	40,100,188	40,178,588
Emerging Markets Equity Index	—	—	—
International Equity Index	—	—	—

For the fiscal year ended October 31, 2014, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Fund	Percentage
Equity Index	89.52%
Large-Cap Growth Index	97.45%
Large-Cap Value Index	68.66%
S&P 500 Index	100.00%
Small-Cap Blend Index	40.42%
Emerging Markets Equity Index	56.35%
International Equity Index	51.73%

For the fiscal year ended October 31, 2014, the TIAA-CREF Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

Fund	Percentage
Equity Index	85.84%
Large-Cap Growth Index	96.08%
Large-Cap Value Index	67.72%
S&P 500 Index	98.61%
Small-Cap Blend Index	37.18%
Emerging Markets Equity Index	0.00%
International Equity Index	0.00%

The Emerging Markets Equity Index and International Equity Index Funds received income from foreign sources during the year ended October 31, 2014 of $22,157,430 ($0.23492 per share), and $141,154,442 ($0.45207 per share) respectively, and paid taxes to foreign countries during the year ended October 31, 2014 of $2,550,580 ($0.02704 per share), and $6,291,078 ($0.02015 per share), respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2014, which will be reported in conjunction with your 2014 Form 1099-DIV.

By early 2015, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

62	2014 Annual Report ■ TIAA-CREF Funds: Equity Index Funds

Additional information about index providers (unaudited)

Russell Indexes

The Russell 2000® Index, the Russell 3000® Index, the Russell 1000® Value Index, and the Russell 1000 Growth Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE OR THE RESULTS OF THE USE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITIES (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Standard & Poor’s Index

The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the TIAA-CREF S&P 500 Index Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the TIAA-CREF S&P 500 Index Fund.

MSCI Indexes

The funds are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by Teachers Advisors, Inc. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of these funds or any other person or entity regarding the advisability of investing in funds generally or in these funds particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to these funds or the issuer or owners of these funds or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of these funds or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of these funds to be issued or in the determination or calculation of the equation by or the consideration into which these funds is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of these funds or any other person or entity in connection with the administration, marketing or offering of these funds.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of these securities, products or funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote these securities without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

TIAA-CREF Funds: Equity Index Funds ■ 2014 Annual Report	63

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How to reach us

TIAA-CREF website

tiaa-cref.org

24 hours a day, 7 days a week

Automated telephone service

800 842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800 842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday

9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other information, please visit tiaa-cref.org, or call 800 842-2252 for the Institutional, Premier and Retirement classes or 800 223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., members FINRA, distribute securities products.

©2014 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund (TIAA-CREF), 730 Third Avenue, New York, NY 10017-3206.

730 Third Avenue New York, NY 10017-3206

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2014 Annual Report TIAA-CREF Emerging Markets Debt Fund of the TIAA-CREF Funds October 31, 2014

Understanding your fund report

This annual report contains information about the Emerging Markets Debt Fund. This report contains two main sections:

•	The portfolio of investments lists the issuers, industries and types of securities in which the Emerging Markets Debt Fund had investments as of October 31, 2014.
•	The financial statements provide detailed information about the operations and financial condition of the fund.

The annual and semiannual reports typically include a fund performance section that compares the fund’s investment returns with those of its benchmark index. However, performance information is not included in this report for the most recently completed twelve months because the fund is newly operational. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

The views and opinions expressed in this report are through the end of the period, as stated on the cover of this report. They are subject to change at any time based on a variety of factors. As such, they are not guarantees of future performance or investment results and should not be taken as investment advice. The risks of investing in the TIAA-CREF Emerging Markets Debt Fund are noted in the fund’s latest prospectus.

As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit our website at tiaa-cref.org, or call 800 842-2252 for the Institutional, Premier and Retirement classes or 800 223-1200 for the Retail Class. We urge you to read the prospectus carefully before investing.

2	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Information for investors

Portfolio holdings

The summary portfolio of investments for the Emerging Markets Debt Fund begins on page 5 of this report. You can obtain a complete list of the holdings of the Emerging Markets Debt Fund (Schedule of Investments) as of the most recently completed fiscal quarter in the following ways:

•	By visiting our website at tiaa-cref.org; or
•	By calling us at 800 842-2252 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the Emerging Markets Debt Fund’s portfolio holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from our SEC Form N-CSR and Form N-Q filings. Form N-CSR filings are as of October 31 or April 30; Form N-Q filings are as of January 31 or July 31. Copies of these forms are available:

•	Through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	From the SEC’s Office of Investor Education and Advocacy.
(Call 202 551-8090 for more information.)

Proxy voting

In certain market conditions, the investment portfolio of a fixed-income fund may include shares of common or preferred stock. If that should occur, TIAA-CREF Funds’ ownership of stock would give it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found on our website at tiaa-cref.org or on the SEC’s website at www.sec.gov. You can also call us at 800 842-2252 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found on our website or on Form N-PX at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact Us link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017-3206; or by phone at 800 842-2252.

Fund management

The Emerging Markets Debt Fund is managed by a portfolio management team of Teachers Advisors, Inc. The members of this team are responsible for the day-to-day investment management of the fund.

TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	3

About the fund’s benchmark

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI-GD Index) is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. The index limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. For additional details about the benchmark index, please see the fund’s prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses.

The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI-GD Index) is a trademark and service mark of JP Morgan. TIAA-CREF products are not promoted or sponsored by, or affiliated with, JP Morgan. JP Morgan makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any JP Morgan data contained herein. This report is not approved, reviewed or produced by JP Morgan.

4	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Summary portfolio of investments

Emerging Markets Debt Fund  ■  October 31, 2014

Principal		Issuer		Value	% of net assets
BONDS

CORPORATE BONDS

BRAZIL				$2,099,424	3.7%
CHILE				1,200,555	2.0

CHINA
$400,000	g	Semiconductor Manufacturing International Corp	4.125%, 10/07/19	402,406	0.7
		Other		765,242	1.3
				1,167,648	2.0

COLOMBIA
490,000		Ecopetrol S.A.	4.125%, 01/16/25	477,750	0.8
400,000	g	Empresa de Energia
		de Bogota S.A.	6.125%, 11/10/21	432,380	0.8
400,000	g	SUAM Finance BV	4.875%, 04/17/24	410,000	0.7
		Other		702,355	1.3
				2,022,485	3.6

GUATEMALA
400,000	g	Comcel Trust	6.875%, 02/06/24	428,000	0.8
				428,000	0.8

INDIA
400,000	g	Bharti Airtel International Netherlands BV	5.125%, 03/11/23	422,512	0.7
400,000		Indian Railway Finance Corp Ltd	3.917%, 02/26/19	413,764	0.7
400,000		NTPC Ltd	5.625%, 07/14/21	435,782	0.8
500,000	g	Reliance Holdings USA	5.400%, 02/14/22	544,436	1.0
		Other		607,374	1.1
				2,423,868	4.3

INDONESIA
600,000	g	Indo Energy Finance II BV	6.375%, 01/24/23	484,500	0.8
600,000	g	Pertamina Persero PT	4.300%, 05/20/23	583,500	1.0
450,000	g	Perusahaan Listrik Negara PT	5.250%, 10/24/42	407,250	0.7
		Other		1,024,250	1.9
				2,499,500	4.4
ISRAEL				437,420	0.8

KAZAKHSTAN
750,000	g	KazMunayGas National Co JSC	4.875%–6.000%, 05/07/25–11/07/44	738,873	1.3
		Other		218,500	0.4
				957,373	1.7

KOREA, REPUBLIC OF
400,000	g	Hana Bank	4.375%, 09/30/24	412,910	0.7
				412,910	0.7

See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	5

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2014

Principal		Issuer		Value	% of net assets
MEXICO
$400,000	g	BBVA Bancomer S.A.	6.750%, 09/30/22	$453,000	0.8%
400,000	g	Cemex Finance LLC	6.000%, 04/01/24	407,880	0.7
400,000	g	Empresas ICA SAB de C.V.	8.875%, 05/29/24	406,000	0.7
		Other		2,136,699	3.8
				3,403,579	6.0

MOROCCO
400,000	g	OCP S.A.	5.625%, 04/25/24	419,580	0.8
		Other		218,290	0.4
				637,870	1.2
NIGERIA				394,000	0.7

PERU
550,000	g	Union Andina de Cementos SAA	5.875%, 10/30/21	558,360	1.0
		Other		1,168,175	2.0
				1,726,535	3.0

POLAND
400,000	g	PKO Finance AB	4.630%, 09/26/22	419,500	0.8
				419,500	0.8

RUSSIA
600,000	g	Lukoil International Finance BV	6.125%, 11/09/20	610,500	1.1
		Other		1,319,282	2.3
				1,929,782	3.4

SINGAPORE
400,000	g,i	Oversea-Chinese Banking Corp Ltd	4.000%, 10/15/24	407,388	0.7
				407,388	0.7

SOUTH AFRICA
600,000	g	Eskom Holdings Ltd	5.750%, 01/26/21	619,620	1.1
400,000	g	Eskom Holdings SOC Ltd	6.750%, 08/06/23	430,500	0.7
		Other		405,740	0.7
				1,455,860	2.5
SRI LANKA				396,000	0.7

TURKEY
800,000	g	Turkiye Is Bankasi	5.000%, 04/30/20–06/25/21	800,280	1.4
		Other		1,399,880	2.5
				2,200,160	3.9
UNITED KINGDOM				402,000	0.7

6	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2014

Principal		Issuer		Value	% of net assets
VENEZUELA
$1,430,000	g	Petroleos de Venezuela S.A.	5.250%–8.500%, 04/12/17–04/12/27	$885,322	1.6%
				885,322	1.6
		TOTAL CORPORATE BONDS (Cost $27,902,870)		27,907,179	49.2

GOVERNMENT BONDS

AZERBAIJAN
440,000	g	Republic of Azerbaijan International Bond	4.750%, 03/18/24	458,150	0.8
				458,150	0.8
BAHRAIN				207,000	0.4
BARBADOS				403,500	0.6

BRAZIL
575,000	g	Brazil Loan Trust	5.477%, 07/24/23	598,000	1.1
BRL 1,060,000		Brazil Notas do Tesouro Nacional Serie F	10.000%, 01/01/17	410,180	0.7
		Other		402,000	0.7
				1,410,180	2.5

COLOMBIA
$535,000		Colombia Government International Bond	4.000%, 02/26/24	548,910	1.0
		Other		698,444	1.2
				1,247,354	2.2
COSTA RICA				376,000	0.6

CROATIA
440,000	g	Croatia Government International Bond	6.375%, 03/24/21	483,450	0.8
650,000	g	Croatia Government
		International Bond	6.000%–6.250%, 04/27/17–01/26/24	698,946	1.2
				1,182,396	2.0

DOMINICAN REPUBLIC
DOP 17,250,000	g	Dominican Republic International Bond	14.000%, 05/12/17	430,905	0.8
				430,905	0.8
EL SALVADOR				281,875	0.5

GHANA
$650,000	g	Republic of Ghana	8.125%, 01/18/26	653,250	1.1
				653,250	1.1
GREECE				272,454	0.5
GUATEMALA				219,500	0.4

See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	7

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2014

Principal		Issuer		Value	% of net assets
HUNGARY
$1,000,000		Hungary Government International Bond	5.750%, 11/22/23	$1,100,000	1.9%
		Other		323,125	0.6
				1,423,125	2.5

INDONESIA
655,000	g	Indonesia Government International Bond	3.375%, 04/15/23	627,163	1.1
400,000	g	Indonesia Government International Bond	6.750%, 01/15/44	490,500	0.9
IDR 4,900,000,000		Indonesia Treasury Bond	7.875%, 04/15/19	405,867	0.7
		Other		199,000	0.3
				1,722,530	3.0
JAMAICA
$400,000		Jamaica Government International Bond	7.625%, 07/09/25	427,500	0.8
				427,500	0.8
KENYA				735,010	1.3
MALAYSIA				171,854	0.3
MEXICO
MXN 9,140,000		Mexican Bonos	6.500%, 06/09/22	710,498	1.2
		Other		203,100	0.4
				913,598	1.6
MOROCCO
$400,000	g	Morocco Government International Bond	5.500%, 12/11/42	407,000	0.7
				407,000	0.7
NAMIBIA				216,000	0.4
NIGERIA				671,126	1.2
PANAMA
440,000		Panama Government International Bond	4.000%, 09/22/24	449,900	0.8
		Other		276,250	0.5
				726,150	1.3

PARAGUAY
400,000	g	Republic of Paraguay	6.100%, 08/11/44	428,500	0.8
				428,500	0.8

8	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund	See notes to financial statements

Summary portfolio of investments	continued

Emerging Markets Debt Fund  ■  October 31, 2014

Principal		Issuer		Value	% of net assets
PERU				$289,750	0.5%

PHILIPPINES
$400,000		Philippine Government International Bond	4.200%, 01/21/24	431,500	0.8
PHP 12,250,000		Philippine Government International Bond	5.500%–6.250%, 03/30/26–01/14/36	584,287	1.0
				1,015,787	1.8

POLAND
$545,000		Poland Government International Bond	5.000%, 03/23/22	612,444	1.1
465,000		Poland Government International Bond	4.000%, 01/22/24	488,628	0.9
				1,101,072	2.0

REPUBLIC OF SERBIA
400,000	g	Republic of Serbia	5.875%, 12/03/18	423,752	0.7
				423,752	0.7
ROMANIA				444,575	0.8

RUSSIA
500,000	g	Russian Foreign Bond – Eurobond	5.000%, 04/29/20	515,060	0.9
		Other		378,977	0.7
				894,037	1.6
SLOVENIA				435,126	0.8

SOUTH AFRICA
495,000		South Africa Government International Bond	5.875%, 09/16/25	559,350	1.0
750,000		South Africa Government International Bond	5.375%, 07/24/44	776,250	1.4
		Other		402,136	0.7
				1,737,736	3.1

SRI LANKA
475,000	g	Sri Lanka Government International Bond	6.000%, 01/14/19	503,500	0.9
		Other		212,500	0.4
				716,000	1.3
SUPRANATIONAL				595,560	1.0

See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	9

Summary portfolio of investments	concluded

Emerging Markets Debt Fund  ■  October 31, 2014

Principal			Issuer		Value	% of net assets
TURKEY
	$400,000		Republic of Turkey	6.000%, 01/14/41	$443,280	0.8%
TRY	995,000		Turkey Government Bond	7.100%, 03/08/23	409,612	0.7
	$400,000		Turkey Government International Bond	6.875%, 03/17/36	484,000	0.8
1,485,000			Turkey Government International Bond	5.125%–8.000%, 04/03/18–02/14/34	1,699,120	3.0
					3,036,012	5.3
UKRAINE
	725,000	g	Ukraine Government International Bond	6.750%–7.800%, 11/14/17–11/28/22	629,460	1.1
					629,460	1.1
URUGUAY					211,000	0.4

VENEZUELA
	2,290,000		Venezuela Government International Bond	5.750%–9.250%, 02/26/16–05/07/28	1,505,237	2.7
					1,505,237	2.7
			TOTAL GOVERNMENT BONDS	(Cost $28,020,445)	28,020,061	49.4
			TOTAL BONDS	(Cost $55,923,315)	55,927,240	98.6
			TOTAL PORTFOLIO	(Cost $55,923,315)	55,927,240	98.6
			OTHER ASSETS & LIABILITIES, NET		780,879	1.4
			NET ASSETS		$56,708,119	100.0%

Abbreviation(s):
BRL	Brazilian Real
DOP	Dominican Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
PHP	Philippine Peso
TRY	Turkish Lira

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 10/31/2014, the aggregate value of these securities, including those in “Other,” amounted to $35,876,646 or 63.3% of net assets.
i	Floating or variable rate security. Coupon rate reflects the rate at period end.

“Other” securities represent the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent less than 1% or less of net assets.

For ease of presentation, a number of classification categories have been grouped together in the Summary Portfolio of Investments. Note that the Fund uses more specific categories in following its investment limitations on investment concentrations

10	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund	See notes to financial statements

Summary of market values by sector

Emerging Markets Debt Fund  ■  October 31, 2014

Sector	Value	% of net assets
GOVERNMENT	$28,020,061	49.4%
FINANCIALS	8,274,485	14.5
ENERGY	5,127,346	9.0
UTILITIES	4,921,155	8.7
MATERIALS	3,601,889	6.4
TELECOMMUNICATION SERVICES	2,443,695	4.3
INDUSTRIALS	1,619,340	2.9
CONSUMER DISCRETIONARY	993,613	1.8
CONSUMER STAPLES	523,250	0.9
INFORMATION TECHNOLOGY	402,406	0.7
OTHER ASSETS & LIABILITIES, NET	780,879	1.4
NET ASSETS	$56,708,119	100.0%

See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	11

Statement of assets and liabilities

Emerging Markets Debt Fund  ■  October 31, 2014

ASSETS
Portfolio investments, at value†	$55,927,240
Cash	19,299,876
Cash — foreign^	2,871
Receivable from securities transactions	1,312,312
Dividends and interest receivable	740,497
Due from affiliates	18,466
Total assets	77,301,262
LIABILITIES
Management fees payable	1,717
Service agreement fee payable	24
Distribution fee payable	346
Due to affiliates	126
Payable for securities transactions	20,508,275
Accrued expenses and other payables	82,655
Total liabilities	20,593,143
NET ASSETS	$56,708,119
NET ASSETS CONSIST OF:
Paid-in-capital	$56,596,656
Undistributed net investment income (loss)	109,124
Accumulated net realized gain (loss) on total investments	(125)
Net unrealized appreciation (depreciation) on total investments	2,464
NET ASSETS	$56,708,119
INSTITUTIONAL CLASS:
Net assets	$53,371,274
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	5,313,737
Net asset value per share	$10.04
PREMIER CLASS:
Net assets	$1,004,034
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	100,000
Net asset value per share	$10.04
RETIREMENT CLASS:
Net assets	$1,218,318
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	121,350
Net asset value per share	$10.04
RETAIL CLASS:
Net assets	$1,114,493
Outstanding shares of beneficial interest, unlimited shares authorized ($.0001 par value)	111,019
Net asset value per share	$10.04
† Portfolio investments, cost	$55,923,315
^ Foreign cash, cost	$2,873

12	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund	See notes to financial statements

Statement of operations

Emerging Markets Debt Fund ■ For the period ended October 31, 2014*

INVESTMENT INCOME
Interest	$121,314
Total income	121,314
EXPENSES
Management fees	14,192
Shareholder servicing — Institutional Class	1,224
Shareholder servicing — Premier Class	1,224
Shareholder servicing — Retirement Class	1,495
Shareholder servicing — Retail Class	1,225
Distribution fees — Premier Class	144
Distribution fees — Retail Class	246
Administrative service fees	126
Registration fees	63,000
Shareholder reports	61,300
Professional fees	82,514
Other expenses	6,801
Total expenses	233,491
Less: Expenses reimbursed by the investment adviser	(215,906)
Net expenses	17,585
Net Investment income (loss)	103,729
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Realized gain (loss):
Portfolio investments	(125)
Foreign currency transactions	5,005
Net realized gain (loss) on total investments	4,880
Change in unrealized appreciation (depreciation) on:
Portfolio investments	3,925
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(1,461)
Net change in unrealized appreciation (depreciation) on total investments	2,464
Net realized and unrealized gain (loss) on total investments	7,344
Net increase (decrease) in net assets from operations	$111,073
*	For the period September 26, 2014 to October 31, 2014

See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	13

Statement of changes in net assets

Emerging Markets Debt Fund  ■  For the period ended

		October 31, 2014*
OPERATIONS
Net investment income (loss)		$103,729
Net realized gain (loss) on total investments		4,880
Net change in unrealized appreciation (depreciation) on total investments		2,464
Net increase (decrease) in net assets from operations		111,073
SHAREHOLDER TRANSACTIONS
Subscriptions:	Institutional Class	53,274,188
	Premier Class	1,000,000
	Retirement Class	1,214,080
	Retail Class	1,110,000
Redemptions:	Retirement Class	(1,222)
Net increase from shareholder transactions		56,597,046
Net increase in net assets		56,708,119
NET ASSETS
Beginning of period		—
End of period		$56,708,119
Undistributed net investment income (loss) included in net assets		$109,124
CHANGE IN FUND SHARES
Shares sold:	Institutional Class	5,313,737
	Premier Class	100,000
	Retirement Class	121,472
	Retail Class	111,019
Shares redeemed:	Retirement Class	(122)
Net increase (decrease) from shareholder transactions		5,646,106
*	For the period September 26, 2014 to October 31, 2014

14	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund	See notes to financial statements

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TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	15

Financial highlights

Emerging Markets Debt Fund  ■  For the period ended

	Selected per share data												Ratios and supplemental data
		Gain (loss) from investment operations:
			Net realized												Ratios to average net assets
	Net asset	Net	& unrealized		Total gain	Less distributions from:			Total	Net asset			Net assets						Net
For the	value,	investment	gain (loss)		(loss) from	Net	Net	Return	dividends	value,			at end of						investment		Portfolio
period	beginning	income	on total		investment	investment	realized	of	and	end of	Total		period (in		Gross		Net		income		turnover
ended	of period	(loss)[a]	investments		operations	income	gains	capital	distributions	period	return		thousands	)	expense		expense		(loss	)	rate
Institutional Class 10/31/14*	$10.00	$0.04	$0.00	[d]	$0.04	$—	$—	$—	—	$10.04	0.40%[b]		$53,371		8.89%[c]		0.65%[c]		4.07%[c]		3%[b]
Premier Class 10/31/14*	10.00	0.04	0.00	[d]	0.04	—	—	—	—	10.04	0.40	[b]	1,004		10.26	[c]	0.80	[c]	3.70	[c]	3	[b]
Retirement Class 10/31/14*	10.00	0.04	0.00	[d]	0.04	—	—	—	—	10.04	0.40	[b]	1,218		10.22	[c]	0.90	[c]	3.70	[c]	3	[b]
Retail Class 10/31/14*	10.00	0.03	0.01		0.04	—	—	—	—	10.04	0.40	[b]	1,114		10.33	[c]	1.00	[c]	3.53	[c]	3	[b]

*	The Fund commenced operations on September 26, 2014.
[a]	Based on average shares outstanding.
[b]	The percentages shown for this period are not annualized.
[c]	The percentages shown for this period are annualized.
[d]	Amount represents less than $0.01 per share.

16	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund	See notes to financial statements	See notes to financial statements	TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	17

Notes to financial statements

Emerging Markets Debt Fund

Note 1—organization and significant accounting policies

The TIAA-CREF Emerging Markets Debt Fund (the “Fund”) is one of the investment portfolios of the TIAA-CREF Funds (the “Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund commenced operations on September 26, 2014.

The Fund offers its shares, without a sales load, through its principal underwriter, Teachers Personal Investors Services, Inc. (“TPIS”), a wholly owned indirect subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA, is registered with the Commission as an investment adviser and provides investment management services for the Fund. The Fund offers four share classes: Institutional, Premier, Retirement and Retail Classes of shares. Each class differs by the allocation of class-specific expenses and voting rights in matters affecting a single class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow the accounting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services—Investment Companies. The Net Asset Value per share (“NAV”) for financial reporting purposes may differ from the NAV for processing transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Security valuation: The Fund’s investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Realized gains and losses on securities transactions are based upon the specific identification method. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for service agreement fees, distribution fees and transfer agency fees and expenses, which are unique to each class of shares. Most expenses of the Trust

18	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

can be directly attributed to a fund. Expenses that cannot be directly attributed are allocated to each fund in the Trust based upon the average net assets of each fund.

Foreign currency transactions and translation: Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day using exchange rates obtained from an independent third party. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Distributions to shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Income taxes: The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that it distributes all taxable income each year and complies with various other Code requirements. The Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. The Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended October 31, 2014, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions and nondeductible 12b-1 fees, were identified and reclassified among the components of the Fund’s net assets. Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets, were not affected by these reclassifications.

Foreign taxes: The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests.

Trustee compensation: The Fund pays the members of the Board of Trustees (“Board”), all of whom are independent, certain remuneration for their services, plus travel and other expenses. Trustees may elect to participate in a deferred compensation plan and defer all or a portion of their compensation. In addition, trustees participate in a long-term compensation plan. Amounts deferred are retained by the Fund until paid. The investment of deferred amounts and the offsetting payable to the trustees are included in other assets and accrued expenses and other payables in the

TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	19

Notes to financial statements

accompanying Statement of Assets and Liabilities. Trustees’ fees, including any deferred and long-term compensation incurred, are reflected in the Statement of Operations.

Note 2—valuation of investments

Portfolio investments are valued at fair value utilizing various valuation methods approved by the Board. U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value follows:

Debt securities: Debt securities will generally be valued using prices provided by a pricing service that may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Debt securities are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, yields, or any other key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Any portfolio security for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Transfers between levels are recognized at the end of the reporting period. For the period ended October 31, 2014, there were no material transfers between levels by the Funds.

As of October 31, 2014, 100% of the value of investments in the fund were valued based on Level 2 inputs.

20	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

continued

Note 3—investment adviser and affiliates

Under the terms of the Investment Management Agreement, the Fund pays Advisors a monthly fee based on the annual rate of between 0.49% and 0.55% of the Fund’s average daily net assets for the management of the Fund’s investment portfolio. The fee range represents a breakpoint schedule that reduces investment management fees as the Fund’s net assets increase. The investment management fee effective rate is 0.55%. The Fund has entered into an Administrative Service Agreement with Advisors under which the Fund pays Advisors for its costs in providing certain administrative and compliance services to the Fund.

Under the terms of a Retirement Class Service Agreement, the Retirement Class of the Fund pays Advisors a monthly fee based on the annual rate of 0.25% of the Fund’s average daily net assets attributable to Retirement Class shares of the Fund for providing certain administrative services related to the maintenance of Retirement Class shares on retirement plan or other platforms. Substantially all of the Retirement Class shareholder servicing fees reported on the Statement of Operations are paid to Advisors under the Service Agreement. Under the terms of a distribution Rule 12b-1 plan, the Retail Class shares of the Fund compensated TPIS for providing distribution, promotional and shareholder services to the Retail Class shares of the Fund at the annual rate of 0.25% of the average daily net assets attributable to the Fund’s Retail Class. The Premier Class of the Fund is subject to a distribution Rule 12b-1 plan that compensated TPIS for providing distribution, promotional and shareholder services to the Premier Class of the Fund at the annual rate of 0.15% of the average daily net assets attributable to the Fund’s Premier Class shares.

Advisors has agreed to reimburse the Fund if its total expense ratio (excluding interest, taxes, brokerage commissions and other transactional expenses, acquired fund fees and expenses and extraordinary expenses) exceeds 1.00% of the average daily net assets for the Retail Class shares; 0.90% of average daily net assets for the Retirement Class shares; 0.80% of average daily net assets for the Premier Class shares; and 0.65% of average daily net assets for the Institutional Class shares. The expense reimbursement arrangements will continue through at least September 30, 2015, unless changed with approval of the Board.

The Fund may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	21

Notes to financial statements

At the commencement of operations of the Fund, TIAA, an affiliate, invested in the Fund. The following is the percentage of the Funds’ shares owned by affiliates as of October 31, 2014:

		TIAA-CREF
		Lifecycle
Underlying Fund	TIAA	Funds	Total
Emerging Markets Debt	44%	55%	99%

Note 4—investments

Securities purchased on a when-issued or delayed-delivery basis: The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Restricted securities: Restricted securities held by the Fund, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Net unrealized appreciation (depreciation): At October 31, 2014, the cost of portfolio investments for federal income tax purposes was $55,923,315. Net unrealized appreciation of portfolio investments for federal income tax purposes was $3,925, consisting of gross unrealized appreciation of $239,598, and gross unrealized depreciation of $(235,673).

Purchases and sales: Purchases and sales of portfolio securities (other than short-term instruments) for the period ended October 31, 2014 were $56,654,177 and $733,013, respectively.

Note 5—distributions to shareholders and other tax items

As of October 31, 2014, the components of accumulated earnings on a tax basis consisted of $109,124 of undistributed ordinary income, $2,464 of unrealized appreciation, and $(125) of capital loss carryover.

The difference between book basis and tax basis net investment income, net realized gains and losses, and unrealized appreciation and depreciation is attributable primarily to the treatment of short term gain as ordinary income for tax purposes.

At October 31, 2014, the Emerging Markets Debt Fund had capital loss carryovers of $(125), which has no expiration and can be utilized to offset future net realized gains.

22	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

concluded

Note 6—emerging markets risks

The Fund holds a large portion of its assets in emerging market securities. Emerging market securities are often subject to greater price volatility, less liquidity and higher rates of inflation and deflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the Fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Note 7—indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the trustees and officers of the Funds are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	23

Report of independent registered
public accounting firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statement of assets and liabilities, including the summary portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Debt Fund (hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2014

24	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Trustees and officers (unaudited)

TIAA-CREF Funds  ■  October 31, 2014

Trustees

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005).	82	Director, the Maine Coast Heritage Trust; Investment Committee member, Maine Community Foundation and the Elmina B. Sewall Foundation, and Trustee of the Maine Chapter of the Nature Conservancy.
Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc.	82	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; and Independent Trustee, Lazard Alternative Strategies 1099 Fund.
Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006).	82	Director of Copper Rock Capital Partners, LLC (investment adviser).
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Chairman of the Board and Trustee	Indefinite term. Trustee since 2005; Chairman for term ending December 31, 2015. Chairman since 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to the President and Provost (2010-2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School.	82	Director, D2D Fund.

TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	25

Trustees and officers (unaudited)	continued

TIAA-CREF Funds  ■  October 31, 2014

Trustees — concluded

Name, address and date of birth (“DOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorship(s) held by trustee
Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1943	Trustee	Indefinite term. Trustee since 1999.	Principal, NL Jacob Consultant (economic and business consultant) (2012–present); President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser); President and Managing Principal, Windermere Investment Associates (1997–2006).	82	None
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2004), Goldman Sachs Asset Management.	82	Director, Aflac Insurance, Sansum Clinic; Investment committee member, College of Mount Saint Vincent and Cottage Health System; Member, United States Olympics Paralympics Advisory Committee, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.
Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President and Chief Operating Officer (since 2009), First Eagle Investment Management, LLC; Principal, BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009).	82	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance, Prep for Prep, and Close Brothers Group plc.

26	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008).	82	Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.
Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	82	Director, SCANA Corporation (energy holding company); Member, Duke Children’s Hospital and Health Center National Board of Advisors.
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011).	82	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas.

TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	27

Trustees and officers (unaudited)	continued

TIAA-CREF Funds  ■  October 31, 2014

Officers

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Executive Vice President and Chief Legal Officer	One year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).
Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Account VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Interim Chief Compliance Officer for TIAA-CREF Life Insurance Company Separate Accounts VA-1, VLI-I and VLI-2 (2013-2014). Interim Chief Compliance Officer for Covariance Capital Management, Inc. (“Covariance”) (since 2013).

28	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.	Chief Executive Officer (since 2014), Executive Vice President (2013–2014), Chief Operating Officer (2013–2014), Interim Head (2012–2013) and Manager (since 2011) of TIAA-CREF Asset Management, Inc.(“TCAM”), and Executive Vice President of the TIAA-CREF Fund Complex (since 2013). Senior Vice President, Investment Products, TIAA (2009–2012). Managing Director, Mutual Fund Products, TIAA (2007–2009). Director (since 2008), Executive Vice President (since 2012), Chairman (2012–2013), Senior Managing Director and Chief Operating Officer (2012–2013) of Advisors. Director (since 2008), Executive Vice President (since 2014), Chief Operating Officer (since 2013), Chairman (2011–2012) President (2012–2013), Senior Vice President (2010–2012) of Investment Management. Director of Advisors (since 2008). Chairman, Manager, President (since 2011), and Chief Operating Officer (2011–2013) of TCAA and TCAS. Manager of TIAA-CREF Individual & Institutional Services, LLC (since 2010). Director of Westchester Group Investment Management, Inc. (since 2011). Manager of Beaver Investment Holdings, LLC (since 2012). Director of GreenWood Resources, Inc. (since 2012). Executive Vice President, TIAA Asset Management Finance Company, LLC (since 2014). Manager and Executive Vice President, TIAA Asset Management, LLC (since 2014). Director of TH RE Administration Ltd., TH RE FCACO Ltd., TH RE AIFM Group Ltd., and TH RE Group Holdings Ltd. (2013-2014).
Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.	Treasurer of CREF (since 2008). Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer (since 2013), Principal Financial Officer (2009–2013), Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010), Corporate Controller (since 2014) and Funds Treasurer (2006–2014) of TIAA. Director of TCAM (since 2011). Director (since 2008), Senior Vice President (since 2010) and Funds Treasurer (2007–2011) of Advisors. Manager (since 2008), Senior Vice President (since 2014) and Funds Treasurer (2007–2011) of Investment Management. Assistant Treasurer of TIAA-CREF Life Insurance Company (“TC Life”) (since 2012). Director of TIAA-CREF Trust Company, FSB (since 2008). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Manager, Senior Vice President and Funds Treasurer of TCAS (since 2011).
Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer (since 2013) of TIAA, Executive Vice President (since 2009), and Senior Managing Director (2008–2009) of the TIAA-CREF Fund Complex. Executive Vice President, Head of Risk Management of TIAA (2009–2013). Executive Vice President, Risk Management (since 2011), Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2011).

TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	29

Trustees and officers (unaudited)	concluded

TIAA-CREF Funds  ■  October 31, 2014

Officers — continued

Name, address and year of birth (“YOB”)	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years
Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.	Executive Vice President and President of Asset Management (since 2013) of TIAA, and Manager (since 2013) and President and Chief Executive Officer (2013–2014) of TCAM. Principal Executive Officer and Executive Vice President of CREF and VA-1 (since 2013). Principal Executive Officer and President of TIAA-CREF Funds and TIAA-CREF Life Funds (since 2013). Chairman, Director, President & Chief Executive Officer of Advisors (since 2013). Management Chairman, Manager, President & Chief Executive Officer of Investment (since 2013). Chairman (since 2013), President & Chief Executive Officer (2013–2014) of TPIS. Director of TH RE Ltd (since 2013). Director of TIAA International Holdings 1 Ltd, TIAA International Holdings 2 Ltd, and TIAA International Holdings 3 Ltd (since 2013). Director, TCAM Global UK Limited (since 2014). President and Chief Executive Officer, TIAA Asset Management Finance Company, LLC (since 2014). Manager, President and Chairman, TIAA Asset Management, LLC (since 2014). Representative, Securities Research, Inc. (February–May 2013). President and Chief Operating Officer, U.S., ING Americas (2011–2012). Chief Executive Officer, ING Insurance US (2010–2011). Chairman and Chief Executive Officer, ING Investment Management, Americas (2007–2009). Executive Vice President, AIG Financial Products Corp. (1995–2007).
Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer (since 2012) of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Director, Covariance (since 2012). Director T-C Life (since 2012). Director, Kaspick & Company, LLC (since 2012). Manager, TIAA-CREF Redwood, LLC (“Redwood”) (since 2013). Director, Aspen Insurance Holdings, LLC (since 2011). President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).
Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director (since 2013), Corporate Secretary (since 2012) of TIAA and the TIAA-CREF Fund Complex. Senior Vice President of TIAA and the TIAA-CREF Fund Complex (2012–2013). Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.

30	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).
Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Financial Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009-2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (2009–2010, since 2012) of TCT Holdings, Inc. Director (2007–2011) and Executive Vice President (2008–2010) of TCAM. Manager (since 2006), President and Chief Executive Officer (2006–2010) of Redwood. Director of Tuition Financing (2008–2009) and Executive Vice President of TC Life (2009–2010).
Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Chief Communications Officer of TIAA (2010–2011). Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010).

Please note that the Funds’ Statement of Additional Information (SAI) includes information about the Funds’ trustees and is available, without charge, through our website, tiaa-cref.org, or by calling 800 223-1200.

TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	31

Approval of investment
management agreement (unaudited)

Board approval of investment management agreement for the TIAA-CREF Emerging Markets Debt Fund

Among its other duties, the Board of Trustees (the “Board” or the “Trustees”) of the TIAA-CREF Funds (the “Trust”) is responsible for determining whether to initially approve for a two-year term and subsequently annually renew the investment management agreement (the “Agreement”) between Teachers Advisors, Inc. (“TAI”) and the Trust on behalf of each of its series, including the new TIAA-CREF Emerging Markets Debt Fund (the “New Fund”). Under the Agreement, TAI is responsible for providing investment advisory services and overseeing the everyday operations and other service providers of the New Fund.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Agreement for the New Fund will remain in effect only if the Board, including a majority of those Trustees who have no direct or indirect interest in the Agreement, and who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, annually renews that Agreement. All of the Trustees are deemed to be independent persons for this purpose.

Overview of the approval process

The Board held meetings on May 13, 2014 and July 15, 2014, at which it considered the initial approval of the Agreement with respect to the New Fund using its previously-established process. As part of this process, the Board delegated certain duties to its Operations Committee. Among these duties, the Operations Committee works with management and independent legal counsel to the Trustees to develop additional guidelines and specific requests relating to the types of information to be provided to the Committee and to all Trustees in connection with proposed Agreement approvals, and then to help evaluate the information provided in response to those guidelines. During meetings held prior to the July 2014 Board meeting, the Operations Committee reviewed such guidelines and requests in consultation with management representatives and input from other Trustees and legal counsel to the Trustees and legal counsel to TAI and the New Fund, and then evaluated the information produced in accordance with those guidelines and requests.

Among other matters, the Operations Committee followed guidelines regarding reports to be provided to all Trustees with respect to the New Fund by the Global Fiduciary Review unit of Lipper, Inc. (“Lipper”). Lipper is an independent provider of investment company data that is widely recognized as a leading source of independent data used by independent directors and trustees of investment companies during their advisory contract review processes.

As a result of instructions by the Operations Committee on behalf of the Board, Lipper produced, among other information, expense comparison data regarding the New Fund, including data relating to the New Fund’s management fee rate and total expense ratio. Lipper also compared much of this data for the New Fund against a universe of mutual funds with similar investment objectives and strategies, each

32	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

continued

of which was selected by Lipper. In each case, Lipper summarized the methodologies it employed to provide the data contained in its reports. In addition, Lipper represented to the Board that its reports were designed specifically to provide the Board with the fee and expense information that is necessary to help the Board satisfy its duties under Section 15 of the 1940 Act. Lipper also represented that it (and not TAI) had identified the selected comparative peer groups and universe and that it did so in a manner that was not intended to produce biased results for its clients.

Among other matters, the Operations Committee also requested and reviewed various information provided to TAI to facilitate the Trustees’ evaluation of the reasonableness of any potential profits to be earned by TAI with respect to its services to the New Fund pursuant to the Agreement.

In advance of the Board meeting held on July 15, 2014, independent legal counsel for the Trustees requested on behalf of the Board, and TAI provided, information that was designed to assist the Board in its consideration of whether to approve the Agreement for the New Fund. In addition to the data provided by Lipper as described above, this information included, but was not limited to, the following: (1) a description of any proposed expense reimbursement arrangements; (2) a comparison of the New Fund’s fees under the Agreement as compared to any other comparable accounts managed by TAI or its affiliates; (3) any “fall-out” benefits that were identified as reasonably likely to accrue to TAI or its affiliates due to their relationship with the New Fund aside from TAI’s direct fee payments pursuant to the Agreement; (4) information regarding overall staffing levels, compliance programs, any material pending litigation or compliance issues, and any actual and potential conflicts of interests identified by TAI in connection with rendering services to the New Fund; (5) information as to any potential profits to be earned by TAI in connection with its services pursuant to the Agreement; (6) a copy of the Agreement and certain related agreements between the Trust and affiliates of TAI with respect to the New Fund; and (7) proposed narrative explanations of reasons why the Board should approve the Agreement for the New Fund.

In considering whether to approve the Agreement, the Board, with assistance from its Operations Committee, reviewed various factors with respect to the New Fund, including: (1) the nature, extent and quality of services to be provided by TAI to the New Fund; (2) the costs of the services to be provided to the New Fund and the potential profits to be realized (if any) by TAI and its affiliates from their relationship with the New Fund; (3) the extent to which economies of scale are anticipated to be realized as the New Fund grows; (4) whether the fee schedules set forth in the Agreement reflect any such economies of scale for the benefit of New Fund shareholders; (5) comparisons of services and fees with contracts entered into by TAI with other clients; and (6) any other benefits anticipated to be derived by TAI or its affiliates from their relationship with the New Fund. As a general matter, the Trustees viewed these factors in their totality, with no single factor being the principal factor in determining whether to approve the Agreement.

TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	33

Approval of investment
management agreement (unaudited)

In reaching its decisions regarding the approval of the Agreement for the New Fund, the Board took into account the information described above, other information provided to the Board in connection with this process, information provided to the Board in connection with the renewal in March 2014 of the Agreement for each then-existing series of the Trust and relevant information provided to the Board and to its Committees on an ongoing basis in connection with the Board’s general oversight duties with respect to the Trust. In addition, the Board received and considered information from its independent legal counsel as to certain relevant guidelines that relate to the approval process under Section 15(c) of the 1940 Act and certain other legal authorities.

In deciding whether to approve the Agreement for the New Fund, each Trustee may have accorded different weight to different factors and, thus, each Trustee may have had a different basis for his or her ultimate decision to vote to approve the Agreement for the New Fund.

At its meeting on July 15, 2014, the Board voted unanimously to approve the proposed Agreement for the New Fund. Set forth below are the general factors the Board considered for the New Fund, followed by an outline of the specific factors the Board considered for the New Fund.

The nature, extent and quality of services

The Board considered that TAI is an experienced investment adviser that has managed the existing series of the Trust since their operations commenced, as well as the other series of the TIAA-CREF Funds, the TIAA-CREF Life Funds and TIAA Separate Account VA-1. Investment professionals at TAI also manage various accounts of the College Retirement Equities Fund (“CREF”), which is managed by an affiliated adviser. Under the Agreement for the New Fund, TAI is responsible for, among other duties: managing the assets of the New Fund, including conducting research, recommending investments and placing orders to buy and sell securities for the New Fund’s investment portfolios; active daily monitoring of the investment portfolios by various personnel with specific responsibility for the particular types of investments in question; reporting on the investment performance of the New Fund to the Board on a regular basis; and carrying out, or overseeing the provision of, various administrative services to the New Fund. In particular, the Board reviewed the proposed portfolio management team’s experience and their prior performance overseeing products with similar mandates for TAI. The Board considered that TAI has carried out these responsibilities in a professional manner with respect to the existing series of the Trust.

In addition, the Board considered the nature and quality of non-portfolio management services currently provided to the Trust and to be provided to the New Fund by TAI and its affiliates. In this regard, the Board considered its ongoing review of the performance of certain affiliated and unaffiliated service providers, including improvements in services provided by those firms or outsourcing efforts to other firms.

34	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

continued

Cost and profitability

The Board considered pro forma financial and profitability data relating to TAI with respect to the New Fund. The Board considered TAI’s projected profit/loss calculations with respect to its services to the New Fund both before and after taking into account the costs to be incurred directly or indirectly by TAI in connection with the distribution of shares of the New Fund. These calculations also took into consideration any potential fall-out benefits to TAI or its affiliates. The Board considered the projection that the New Fund would be profitable to TAI starting in 2015. Among other considerations, the Board acknowledged the reasonableness of having a fee rate which permits TAI to maintain and improve the quality of services to be provided to the New Fund. In this connection, the Board noted its ongoing efforts to examine the level of personnel and other resources available to portfolio management functions by TAI so as to assess whether sufficient resources are being devoted to these functions.

Fees charged by other advisers

The Board considered information regarding fees paid to other advisers for managing similar funds, as analyzed by Lipper. The Board determined that the proposed management fee rate to be charged to the New Fund under the Agreement typically was lower than the management fee rates charged by most comparable mutual funds. Based on all factors considered, the Board determined that the fee rate under the Agreement with respect to the New Fund was reasonable in relation to those charged by comparable mutual funds.

Economies of scale

The Board considered whether TAI is anticipated to experience economies of scale in connection with the operation of the New Fund. The Board also considered the extent to which the proposed fee “breakpoints” (that is, the New Fund asset levels at which additional assets would be assessed lower management fee rates) on the New Fund would have a material effect on its fees. In this connection, the Board considered TAI’s representation that the initial maximum fee rate in the Agreement is already at a low level compared to its peer group of mutual funds. Based on all factors considered, the Board concluded that the New Fund’s fee schedule was within an acceptable range in light of current economies of scale considerations and anticipated asset levels.

Fee comparison with other TAI clients

The Board considered that TAI and its affiliates provide similar investment management services to other investment products, including institutional client assets through unregistered commingled funds or separate accounts with similar investment strategies and investment staff. The Board considered the management fee rates actually charged to these other products that are managed using similar investment strategies. The Board also considered TAI’s representation that, while the management fee rate charged to the New Fund may differ from the management fee

TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	35

Approval of investment
management agreement (unaudited)	concluded

rates chargeable to these other investment products, this is due in part to the fact that these other products: may be offered through products that charge additional fees to their investors; may be offered in different types of markets; may be provided with different types or levels of services by TAI; may target different types of investors; and/or may be packaged with other products, and that these factors, among others, could justify different management fee rate schedules.

Other benefits

The Board also considered additional benefits to the New Fund and to TAI and its affiliates arising from the Agreement. For example, TAI and its affiliates may benefit from the advisory relationship with the New Fund to the extent that this relationship results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit markets and as a single source for all their financial service needs. Additionally, TAI and the New Fund may benefit from TAI’s ability to acquire investment research related to its commission (i.e., soft dollar) arrangements.

Specific factors

The Board considered the following specific factors (among others) in connection with its determination to approve the Agreement with respect to the New Fund. If the New Fund is described in the following discussions as being in the “1st” quintile, it is in the best of five groups (that is, the group has the best performance or the lowest expenses, as the case may be). References below to quintiles are based on data provided to the Board in the reports prepared by Lipper. The specific management fee, expense and performance factors outlined below are based on the Institutional Class shares of the New Fund. Because the Institutional Class generally has lower non-management expenses than the Retirement, Premier and Retail Classes of the Fund, the expenses and performance of these other Classes will differ from the expenses and performance shown for the Institutional Class.

•	The New Fund’s annual contractual management fee is 0.55% of average daily net assets.
•	The New Fund’s proposed actual management fee rate and projected total expenses are in the 1st quintile of the group of comparable funds selected by Lipper for expense comparison purposes.
•	The New Fund’s proposed actual management fee and projected total expenses are in the 1st quintile of the universe of comparable funds selected by Lipper for expense comparison purposes.

Based primarily on the foregoing factors and considerations, the Board approved the Agreement for the new Fund.

36	2014 Annual Report ■ TIAA-CREF Emerging Markets Debt Fund

Important tax information (unaudited)

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2014, which will be reported in conjunction with your 2014 Form 1099-DIV.

By early 2015, shareholders should receive their Form 1099-DIV and a tax information letter from the Fund. For your specific situation, we recommend that you consult a professional tax advisor.

TIAA-CREF Emerging Markets Debt Fund ■ 2014 Annual Report	37

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How to reach us

TIAA-CREF website

tiaa-cref.org

24 hours a day, 7 days a week

Automated telephone service

800 842-2252

24 hours a day, 7 days a week

For the hearing- or speech-impaired

800 842-2755

8 a.m. to 10 p.m. (ET), Monday–Friday
9 a.m. to 6 p.m. (ET), Saturday

You should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. For a prospectus that contains this and other important information, please visit tiaa-cref.org, or call 800 842-2252 for the Institutional, Premier and Retirement classes or 800 223-1200 for the Retail Class. Please read the prospectus carefully before investing. Investment, insurance and annuity products are not FDIC insured, are not bank guaranteed, are not bank deposits, are not insured by any federal government agency, are not a condition to any banking service or activity, and may lose value.

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., members FINRA, distribute securities products.

©2014 Teachers Insurance and Annuity Association of America—College Retirement Equities Fund (TIAA-CREF), 730 Third Avenue, New York, NY 10017-3206.

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Item 2. Code of Ethics.

2(a) The Board of Trustees of the TIAA-CREF Funds (the “Registrant”) has adopted a code of ethics for senior financial officers, including the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

2(b) No response required.

2(c) During the reporting period, there were no amendments to the code of ethics.

2(d) During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

2(e) Not applicable.

2(f) A copy of the current code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit and Compliance Committee.

3(a)(2) Nancy A. Eckl is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP (“PwC”) performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PwC for management advisory or consulting services.

4(a) Audit Fees.

For the fiscal years ended October 31, 2014 and October 31, 2013, PwC’s aggregate fees for the audit of the Registrant’s annual financial statements were $834,600 and $767,000, respectively.

4(b) Audit Related Fees.

For the fiscal years ended October 31, 2014 and October 31, 2013, PwC’s aggregate fees for services related to the performance of the audit of the Registrant’s annual financial statements were $0 and $0, respectively.

For the fiscal years ended October 31, 2014 and October 31, 2013, the Audit-Related Fees billed by PwC to Teachers Advisors, Inc. (“Advisors”) or to any entity controlling, controlled by or under common control with Advisors that provides ongoing services to the Registrant (collectively, “Fund Service Providers”) were $0 and $0, respectively.

4(c) Tax Fees.

For the fiscal years ended October 31, 2014 and October 31, 2013, PwC’s aggregate fees for tax services billed to the Registrant were $277,100 and $254,100, respectively.

For the fiscal years ended October 31, 2014 and October 31, 2013, the Tax Fees billed by PwC to the Fund Service Providers were $0 and $0, respectively.

4(d) All Other Fees.

For the fiscal years ended October 31, 2014 and October 31, 2013, PwC’s aggregate fees for all other services billed to the Registrant were $21,300 and $30,000, respectively.

For the fiscal years ended October 31, 2014 and October 31, 2013, PwC’s aggregate fees for all other services billed to the Fund Service Providers were $0 and $0, respectively.

4(e)(1) Preapproval Policy.

The Registrant’s audit and compliance committee (“Audit Committee”) has adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant and certain of its affiliates without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove all services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statements audit for the Registrant and certain of its affiliates, including approving the terms of the engagement, and (ii) preapprove the audit, audit-related, tax and other services to be provided by the independent auditor to the Registrant and certain of its affiliates and the fees to be charged for provision of such services from year to year.

4(e)(2) Services provided pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “de minimis exception”):

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2014 and October 31, 2013 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2014 and October 31, 2013 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2014 and October 31, 2013 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2014 and October 31, 2013 on behalf of the Fund service providers that relate directly to the operations and financial reporting of the Registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2014 and October 31, 2013 on behalf of the Registrant.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2014 and October 31, 2013 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Registrant.

4(f) The percentage of hours expended by PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than PwC’s full-time, permanent employees was less than 50%.

4(g) Non-Audit Fees for Related Entities.

For the fiscal years ended October 31, 2014 and October 31, 2013, aggregate non-audit fees billed to the Registrant and to its Fund Service Providers by PwC were $284,000 and $391,013, respectively.

4(h) The Registrant’s Audit Committee has considered whether the non-audit services that were rendered by PwC to the Registrant’s Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

TIAA-CREF FUNDS
ENHANCED LARGE-CAP GROWTH INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 0.6%
57,865	*	BorgWarner, Inc	$3,299,462
18,495		Gentex Corp	605,526
1,108		Harley-Davidson, Inc	72,796
15,800		Lear Corp	1,461,500
19,143	*,e	Tesla Motors, Inc	4,626,863
		TOTAL AUTOMOBILES & COMPONENTS	10,066,147

CAPITAL GOODS - 8.1%
16,303		3M Co	2,506,912
5,100		Acuity Brands, Inc	711,093
98,918		Allison Transmission Holdings, Inc	3,212,857
66,122	*	BE Aerospace, Inc	4,922,783
14,107		Boeing Co	1,762,105
29,418		Crane Co	1,834,212
50,000		Cummins, Inc	7,309,000
19,541		Dover Corp	1,552,337
112,691		Emerson Electric Co	7,218,985
23,400		Fluor Corp	1,552,356
34,698		Graco, Inc	2,723,793
145,583		Honeywell International, Inc	13,993,438
10,526		Hubbell, Inc (Class B)	1,193,754
44,155		Huntington Ingalls	4,672,482
122,611		IDEX Corp	9,184,790
40,140	*	Ingersoll-Rand plc	2,513,567
99,570		ITT Corp	4,486,624
124,358		Lockheed Martin Corp	23,698,904
31,584	*	Middleby Corp	2,795,184
15,680		Nordson Corp	1,200,304
35,715		Rockwell Automation, Inc	4,012,580
66,902		Roper Industries, Inc	10,590,587
7,768		Snap-On, Inc	1,026,463
33,949	*	Spirit Aerosystems Holdings, Inc (Class A)	1,335,554
17,148		Toro Co	1,058,546
30,718		TransDigm Group, Inc	5,745,188
81,300		Trinity Industries, Inc	2,903,223
36,843	*	United Rentals, Inc	4,054,941
32,302	*	WABCO Holdings, Inc	3,145,569
131,617		Westinghouse Air Brake Technologies Corp	11,358,547
		TOTAL CAPITAL GOODS	144,276,678

COMMERCIAL & PROFESSIONAL SERVICES - 1.2%
20,713		Cintas Corp	1,517,020
19,500		Equifax, Inc	1,476,930
173,756		Pitney Bowes, Inc	4,298,723
1

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

177,234		Robert Half International, Inc	$9,708,879
18,222		Rollins, Inc	580,735
10,445	*	Stericycle, Inc	1,316,070
72,900		Tyco International Ltd	3,129,597
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	22,027,954

CONSUMER DURABLES & APPAREL - 1.6%
56,531		DR Horton, Inc	1,288,342
119,557		Hanesbrands, Inc	12,626,415
11,872		Harman International Industries, Inc	1,274,340
23,600		Hasbro, Inc	1,357,708
57,900		Nike, Inc (Class B)	5,382,963
1,538	*	NVR, Inc	1,888,018
40,224	*	Under Armour, Inc (Class A)	2,637,890
35,218		VF Corp	2,383,554
		TOTAL CONSUMER DURABLES & APPAREL	28,839,230

CONSUMER SERVICES - 2.7%
142,567		Burger King Worldwide, Inc	4,659,090
19,609	*	Chipotle Mexican Grill, Inc (Class A)	12,510,542
154,947	*	Hilton Worldwide Holdings, Inc	3,910,862
22,109	*	Hyatt Hotels Corp	1,309,295
65,717		Las Vegas Sands Corp	4,091,540
67,948		McDonald’s Corp	6,368,766
69,700		Service Corp International	1,524,339
110,170	*	Sonic Corp	2,777,386
110,436		Starbucks Corp	8,344,544
33,900		Starwood Hotels & Resorts Worldwide, Inc	2,598,774
		TOTAL CONSUMER SERVICES	48,095,138

DIVERSIFIED FINANCIALS - 4.6%
73,187	*	Affiliated Managers Group, Inc	14,622,031
108,379		American Express Co	9,748,691
80,675		Ameriprise Financial, Inc	10,178,765
69,526		Eaton Vance Corp	2,560,642
97,186	e	Federated Investors, Inc (Class B)	3,039,006
12,916		Franklin Resources, Inc	718,259
83,000		Invesco Ltd	3,359,010
157,589		Lazard Ltd (Class A)	7,754,955
31,867		Legg Mason, Inc	1,657,084
70,507		McGraw-Hill Financial, Inc	6,379,473
148,215		Moody’s Corp	14,707,374
126,867		SEI Investments Co	4,904,678
87,391	*	Synchrony Financial	2,361,305
16,786		Waddell & Reed Financial, Inc (Class A)	801,364
		TOTAL DIVERSIFIED FINANCIALS	82,792,637

ENERGY - 4.3%
26,888		Baker Hughes, Inc	1,423,989
12,136	e	CVR Energy, Inc	589,567
168,334		EOG Resources, Inc	16,000,147
20,000		EQT Corp	1,880,800
2

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

92,486	*	FMC Technologies, Inc	$5,182,915
124,289	e	Kinder Morgan, Inc	4,809,984
53,070	*	Oneok, Inc	3,127,946
32,370		Patterson-UTI Energy, Inc	745,481
20,201		Phillips 66	1,585,779
50,997		Pioneer Natural Resources Co	9,641,493
94,548		RPC, Inc	1,550,587
297,520		Schlumberger Ltd	29,353,323
		TOTAL ENERGY	75,892,011

FOOD & STAPLES RETAILING - 1.0%
22,300		Costco Wholesale Corp	2,974,151
26,938		CVS Corp	2,311,550
179,276		Walgreen Co	11,513,105
15,368		Wal-Mart Stores, Inc	1,172,117
		TOTAL FOOD & STAPLES RETAILING	17,970,923

FOOD, BEVERAGE & TOBACCO - 8.8%
605,658		Altria Group, Inc	29,277,508
13,864		Brown-Forman Corp (Class B)	1,284,777
702,379		Coca-Cola Co	29,415,632
202,686		Coca-Cola Enterprises, Inc	8,786,438
43,588	*	Constellation Brands, Inc (Class A)	3,990,045
110,939		Dr Pepper Snapple Group, Inc	7,682,526
10,484		Hershey Co	1,005,520
49,547		Hormel Foods Corp	2,671,079
24,684		Kellogg Co	1,578,789
163,849		Kraft Foods Group, Inc	9,232,891
229,356		Kroger Co	12,777,423
102,570	*	Monster Beverage Corp	10,347,262
180,172		PepsiCo, Inc	17,327,141
210,043		Philip Morris International, Inc	18,695,927
23,200	*,e	Pilgrim’s Pride Corp	659,112
76,929	*	WhiteWave Foods Co (Class A)	2,864,067
		TOTAL FOOD, BEVERAGE & TOBACCO	157,596,137

HEALTH CARE EQUIPMENT & SERVICES - 3.4%
50,000		Aetna, Inc	4,125,500
48,125	*	Align Technology, Inc	2,532,337
20,300		AmerisourceBergen Corp	1,733,823
23,529	*,e	athenahealth, Inc	2,882,302
60,905		Bard (C.R.), Inc	9,986,593
31,450		Cigna Corp	3,131,477
52,394	*	DaVita, Inc	4,090,400
27,555	*	Edwards Lifesciences Corp	3,331,951
10,387	*	Idexx Laboratories, Inc	1,471,526
36,478		McKesson Corp	7,419,990
40,209	*	Pediatrix Medical Group, Inc	2,510,248
14,000	*	ReWalk Robotics Ltd	429,100
36,877	*	Sirona Dental Systems, Inc	2,896,688
37,900		St. Jude Medical, Inc	2,432,043
22,094		STERIS Corp	1,365,409
3

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

44,988		Stryker Corp	$3,937,800
46,845		Universal Health Services, Inc (Class B)	4,858,295
17,100		Zimmer Holdings, Inc	1,902,204
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	61,037,686

HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
24,012		Colgate-Palmolive Co	1,605,923
47,871		Estee Lauder Cos (Class A)	3,598,942
39,414	e	Herbalife Ltd	2,067,658
5,995		Kimberly-Clark Corp	685,049
6,967		Spectrum Brands, Inc	631,140
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	8,588,712

INSURANCE - 0.6%
19,529		American Financial Group, Inc	1,168,420
24,970		Aon plc	2,147,420
150,431		Marsh & McLennan Cos, Inc	8,178,934
		TOTAL INSURANCE	11,494,774

MATERIALS - 3.1%
32,800		Ball Corp	2,113,304
48,607		Dow Chemical Co	2,401,186
5,755		Du Pont (E.I.) de Nemours & Co	397,958
30,199		International Flavors & Fragrances, Inc	2,994,231
192,357	*	Louisiana-Pacific Corp	2,808,412
119,664		LyondellBasell Industries AF S.C.A	10,964,812
12,040		Martin Marietta Materials, Inc	1,407,717
9,490		NewMarket Corp	3,682,215
41,318		Packaging Corp of America	2,978,202
32,680		PPG Industries, Inc	6,656,589
32,333		RPM International, Inc	1,464,685
9,142		Scotts Miracle-Gro Co (Class A)	541,572
73,268		Sealed Air Corp	2,655,965
28,324		Sherwin-Williams Co	6,502,057
51,488		Sigma-Aldrich Corp	6,997,734
1,000		Westlake Chemical Corp	70,550
		TOTAL MATERIALS	54,637,189

MEDIA - 3.9%
24,734	*	Charter Communications, Inc	3,917,618
348,988		Comcast Corp (Class A)	19,316,486
88,015	*	DIRECTV	7,638,822
131,081	*	DISH Network Corp (Class A)	8,343,306
80,300		Interpublic Group of Cos, Inc	1,557,017
36,448		Scripps Networks Interactive (Class A)	2,815,243
132,193	*	Starz-Liberty Capital	4,084,764
124,700		Twenty-First Century Fox, Inc	4,299,656
59,302		Viacom, Inc (Class B)	4,310,069
152,236		Walt Disney Co	13,911,326
		TOTAL MEDIA	70,194,307
4

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.3%
418,931		AbbVie, Inc	$26,585,361
49,012	*	Actavis plc	11,897,173
20,000	*	Alexion Pharmaceuticals, Inc	3,827,200
52,024		Allergan, Inc	9,887,681
40,182		Amgen, Inc	6,516,717
38,438	*	Biogen Idec, Inc	12,341,673
285,129		Bristol-Myers Squibb Co	16,591,656
200,335	*	Celgene Corp	21,453,875
310,979	*	Gilead Sciences, Inc	34,829,648
13,785	*	Illumina, Inc	2,654,715
106,899	*,e	Inovio Pharmaceuticals, Inc	1,214,373
105,828		Johnson & Johnson	11,406,142
5,519	*	Mettler-Toledo International, Inc	1,426,496
33,600	*	Quintiles Transnational Holdings, Inc	1,966,944
867	*	Regeneron Pharmaceuticals, Inc	341,355
3,681	*	Salix Pharmaceuticals Ltd	529,512
20,978		Thermo Electron Corp	2,466,384
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	165,936,905

REAL ESTATE - 1.5%
49,960		American Tower Corp	4,871,100
45,100	*	CBRE Group, Inc	1,443,200
23,807	*	Howard Hughes Corp	3,508,676
114,936		Iron Mountain, Inc	4,145,742
7,250		Jones Lang LaSalle, Inc	980,272
120,596		NorthStar Realty Finance Corp	2,240,674
45,926		Omega Healthcare Investors, Inc	1,752,536
33,947		Simon Property Group, Inc	6,083,642
66,752		Tanger Factory Outlet Centers, Inc	2,387,719
		TOTAL REAL ESTATE	27,413,561

RETAILING - 8.6%
14,300		Advance Auto Parts, Inc	2,101,528
46,653	*	Amazon.com, Inc	14,250,626
78,100	*	Bed Bath & Beyond, Inc	5,259,254
381,200		Best Buy Co, Inc	13,014,168
33,852	*	Dollar Tree, Inc	2,050,416
40,327		Foot Locker, Inc	2,258,715
281,946		Home Depot, Inc	27,495,374
19,123	*	Liberty TripAdvisor Holdings, Inc	603,904
19,123	*	Liberty Ventures	671,217
209,686		Lowe’s Companies, Inc	11,994,039
150,842		Macy’s, Inc	8,721,684
1,184	*	NetFlix, Inc	465,040
16,181	*	O’Reilly Automotive, Inc	2,845,914
14,504		Petsmart, Inc	1,049,364
20,610	*	Priceline.com, Inc	24,859,988
38,755		Ross Stores, Inc	3,128,304
47,100		Signet Jewelers Ltd	5,652,471
90,000		Tiffany & Co	8,650,800
80,014		TJX Companies, Inc	5,066,487
5

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

123,849	*	TripAdvisor, Inc	$10,980,452
103,699	*,e	Wayfair, Inc	2,602,845
		TOTAL RETAILING	153,722,590

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
66,544		Linear Technology Corp	2,850,745
12,873		Maxim Integrated Products, Inc	377,694
56,899	e	Microchip Technology, Inc	2,452,916
353,714	*	Micron Technology, Inc	11,704,397
49,787		Skyworks Solutions, Inc	2,899,595
268,538		Texas Instruments, Inc	13,335,597
53,445		Xilinx, Inc	2,377,233
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	35,998,177

SOFTWARE & SERVICES - 18.3%
94,415		Accenture plc	7,658,945
161,700		Activision Blizzard, Inc	3,225,915
30,000	*	Adobe Systems, Inc	2,103,600
46,000	*	Akamai Technologies, Inc	2,773,800
17,709	*	Alibaba Group Holding Ltd (ADR)	1,746,107
559	*,e	Bitauto Holdings Ltd (ADR)	46,799
123,517		Broadridge Financial Solutions, Inc	5,426,102
26,903	*	Citrix Systems, Inc	1,727,980
30,825		Computer Sciences Corp	1,861,830
13,211	*	eBay, Inc	693,577
104,357	*	Electronic Arts, Inc	4,275,506
392,366	*	Facebook, Inc	29,423,526
30,512	e	Factset Research Systems, Inc	4,010,497
51,044	*	Fiserv, Inc	3,546,537
102,105	*	FleetCor Technologies, Inc	15,372,929
20,650	*	Gartner, Inc	1,666,662
10,060		Global Payments, Inc	809,830
97,235	*	Google, Inc	54,362,144
24,242	*	Google, Inc (Class A)	13,766,305
117,828		International Business Machines Corp	19,370,923
22,500		Intuit, Inc	1,980,225
22,262	*	LinkedIn Corp	5,097,108
225,800		Mastercard, Inc (Class A)	18,910,750
1,079,755		Microsoft Corp	50,694,497
642,776		Oracle Corp	25,100,403
56,883	*	Salesforce.com, Inc	3,639,943
21,716	*	SolarWinds, Inc	1,032,596
116,285	*	Take-Two Interactive Software, Inc	3,075,738
165,731	*	Twitter, Inc	6,872,865
129,921		Visa, Inc (Class A)	31,366,827
28,514	*	VMware, Inc (Class A)	2,382,915
23,700	*	Workday, Inc	2,262,876
		TOTAL SOFTWARE & SERVICES	326,286,257

TECHNOLOGY HARDWARE & EQUIPMENT - 9.1%
96,704		Amphenol Corp (Class A)	4,891,288
1,114,102		Apple, Inc	120,323,016
6

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

80,400	*	ARRIS Group, Inc	$2,413,608
181,629		Corning, Inc	3,710,681
29,337	*	F5 Networks, Inc	3,607,864
315,164		Qualcomm, Inc	24,743,526
89,600	*	Trimble Navigation Ltd	2,406,656
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	162,096,639

TELECOMMUNICATION SERVICES - 2.8%
88,482	*	Level 3 Communications, Inc	4,150,691
20,907	*	SBA Communications Corp (Class A)	2,348,483
831,629		Verizon Communications, Inc	41,789,357
155,700		Windstream Holdings, Inc	1,631,736
		TOTAL TELECOMMUNICATION SERVICES	49,920,267

TRANSPORTATION - 3.6%
21,150		Alaska Air Group, Inc	1,125,815
37,853		American Airlines Group, Inc	1,565,222
122,291		CH Robinson Worldwide, Inc	8,463,760
41,000		Delta Air Lines, Inc	1,649,430
24,300		FedEx Corp	4,067,820
13,800	*	Kirby Corp	1,526,004
54,389		Landstar System, Inc	4,025,330
61,935		Norfolk Southern Corp	6,852,488
35,899	*	Old Dominion Freight Line	2,615,960
114,700		Southwest Airlines Co	3,954,856
8,667	*	Spirit Airlines, Inc	633,643
120,391		Union Pacific Corp	14,019,532
121,761		United Parcel Service, Inc (Class B)	12,773,946
		TOTAL TRANSPORTATION	63,273,806

		TOTAL COMMON STOCKS	1,778,157,725
		(Cost $1,391,362,251)

SHORT-TERM INVESTMENTS - 1.6%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.6%
28,698,961	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	28,698,961
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	28,698,961

		TOTAL SHORT-TERM INVESTMENTS	28,698,961
		(Cost $28,698,961)
		TOTAL INVESTMENTS - 101.2%	1,806,856,686
		(Cost $1,420,061,212)
		OTHER ASSETS & LIABILITIES, NET - (1.2)%	(21,635,190)
		NET ASSETS - 100.0%	$1,785,221,496
7

TIAA-CREF FUNDS - Enhanced Large-Cap Growth Index Fund

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $28,530,307.
8

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

TIAA-CREF FUNDS

ENHANCED LARGE-CAP VALUE INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUTOMOBILES & COMPONENTS - 1.3%
545,000		Ford Motor Co	$7,679,050
52,750		General Motors Co	1,656,350
117,390		Johnson Controls, Inc	5,546,677
30,390		Lear Corp	2,811,075
34,890	*	TRW Automotive Holdings Corp	3,536,102
8,200	*	Visteon Corp	769,980
		TOTAL AUTOMOBILES & COMPONENTS	21,999,234

BANKS - 9.4%
1,325,724		Bank of America Corp	22,749,424
485,700		Citigroup, Inc	25,999,521
47,500		Comerica, Inc	2,267,650
93,939		East West Bancorp, Inc	3,453,198
88,100		Hudson City Bancorp, Inc	850,165
140,300		Huntington Bancshares, Inc	1,390,373
647,500		JPMorgan Chase & Co	39,160,800
17,300		PacWest Bancorp	738,018
60,642		PNC Financial Services Group, Inc	5,238,862
1,300	*	Signature Bank	157,469
89,700		SunTrust Banks, Inc	3,510,858
24,500	*	SVB Financial Group	2,743,755
24,000		Synovus Financial Corp	608,640
67,124		US Bancorp	2,859,482
961,800		Wells Fargo & Co	51,061,962
		TOTAL BANKS	162,790,177

CAPITAL GOODS - 7.2%
7,500	*	Aecom Technology Corp	244,125
48,900		Allegion plc	2,596,101
66,753		Caterpillar, Inc	6,769,422
61,890	p	Chicago Bridge & Iron Co NV	3,381,670
25,877		Crane Co	1,613,431
39,980		Cummins, Inc	5,844,276
33,753		Danaher Corp	2,713,741
28,800		Dover Corp	2,287,872
114,780		Eaton Corp	7,849,804
10,500		Fluor Corp	696,570
37,924		General Dynamics Corp	5,300,258
1,261,724		General Electric Co	32,565,096
16,800		Huntington Ingalls	1,777,776
34,890		IDEX Corp	2,613,610
41,800	*	Ingersoll-Rand plc	2,617,516
52,500		ITT Corp	2,365,650
63,800		Joy Global, Inc	3,357,794
9

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

63,080		Northrop Grumman Corp	$8,702,517
78,594	*	Quanta Services, Inc	2,678,484
11,224		Raytheon Co	1,165,949
9,324		Roper Industries, Inc	1,475,989
28,189		Snap-On, Inc	3,724,895
7,400		SPX Corp	701,446
43,300		Stanley Works	4,054,612
47,500		Textron, Inc	1,972,675
101,889		Trinity Industries, Inc	3,638,456
87,750		United Technologies Corp	9,389,250
18,000	*	WABCO Holdings, Inc	1,752,840
		TOTAL CAPITAL GOODS	123,851,825

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
10,000	e	ADT Corp	358,400
3,500		Cintas Corp	256,340
9,900		Corrections Corp of America	364,122
13,600		Manpower, Inc	907,800
12,200		Nielsen Holdings NV	518,378
90,250		Pitney Bowes, Inc	2,232,785
68,000		Republic Services, Inc	2,611,200
89,000		Tyco International Ltd	3,820,770
8,300		Waste Connections, Inc	414,170
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	11,483,965

CONSUMER DURABLES & APPAREL - 1.5%
60,000		Hanesbrands, Inc	6,336,600
22,890		Harman International Industries, Inc	2,457,013
4,000		Hasbro, Inc	230,120
89,000	*	Jarden Corp	5,793,010
66,300	*	Michael Kors Holdings Ltd	5,210,517
64,500		Pulte Homes, Inc	1,237,755
2,575		Ralph Lauren Corp	424,463
15,000	*	Toll Brothers, Inc	479,250
21,800		Whirlpool Corp	3,750,690
		TOTAL CONSUMER DURABLES & APPAREL	25,919,418

CONSUMER SERVICES - 0.8%
49,390	*	Hyatt Hotels Corp	2,924,876
4,900		Marriott International, Inc (Class A)	371,175
80,880	p	Royal Caribbean Cruises Ltd	5,497,414
193,000		Sands China Ltd	1,203,761
40,750		Starwood Hotels & Resorts Worldwide, Inc	3,123,895
		TOTAL CONSUMER SERVICES	13,121,121

DIVERSIFIED FINANCIALS - 4.8%
49,900		Ameriprise Financial, Inc	6,295,883
57,500		Bank of New York Mellon Corp	2,226,400
2,724		BlackRock, Inc	929,184
138,000		Capital One Financial Corp	11,422,260
160,000		Charles Schwab Corp	4,587,200
131,300		Discover Financial Services	8,374,314
10

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

49,300	*	E*Trade Financial Corp	$1,099,390
86,444		Goldman Sachs Group, Inc	16,423,495
55,750		Invesco Ltd	2,256,202
99,800		Lazard Ltd (Class A)	4,911,158
300		McGraw-Hill Financial, Inc	27,144
378,628		Morgan Stanley	13,233,049
40,450		Northern Trust Corp	2,681,835
31,000	e	PowerShares QQQ Trust Series	3,143,400
39,500		SEI Investments Co	1,527,070
26,442		State Street Corp	1,995,313
6,000		TD Ameritrade Holding Corp	202,440
24,242		Voya Financial, Inc	951,499
		TOTAL DIVERSIFIED FINANCIALS	82,287,236

ENERGY - 12.2%
69,000		Anadarko Petroleum Corp	6,332,820
61,000		Apache Corp	4,709,200
97,500		Baker Hughes, Inc	5,163,600
12,430	*	Cameron International Corp	740,206
27,500		Chesapeake Energy Corp	609,950
276,742		Chevron Corp	33,195,203
36,989		Cimarex Energy Co	4,204,540
240,750		ConocoPhillips	17,370,112
69,000		Devon Energy Corp	4,140,000
56,750	p	EOG Resources, Inc	5,394,088
11,800		EQT Corp	1,109,672
567,242		Exxon Mobil Corp	54,857,974
5,400		Helmerich & Payne, Inc	468,828
98,900		Hess Corp	8,387,709
67,024	e	Kinder Morgan, Inc	2,593,829
213,000		Marathon Oil Corp	7,540,200
29,390		Marathon Petroleum Corp	2,671,551
7,400		Murphy Oil Corp	395,086
17,500		Nabors Industries Ltd	312,375
90,880		National Oilwell Varco, Inc	6,601,523
7,500		Noble Energy, Inc	432,225
132,900		Occidental Petroleum Corp	11,818,797
16,600	*	Oneok, Inc	978,404
163,800		Patterson-UTI Energy, Inc	3,772,314
56,800		Phillips 66	4,458,800
13,300		Pioneer Natural Resources Co	2,514,498
14,000		Questar Market Resources, Inc	350,980
12,500	e	Seadrill Ltd	287,500
50,600		Spectra Energy Corp	1,979,978
96,800		Superior Energy Services	2,434,520
50,500	p	Tesoro Corp	3,606,205
118,890		Valero Energy Corp	5,955,200
76,380	*	Whiting Petroleum Corp	4,677,511
		TOTAL ENERGY	210,065,398

FOOD & STAPLES RETAILING - 1.3%
153,000		CVS Corp	13,128,930
11

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

61,000	*	Rite Aid Corp	$320,250
191,000	*	Supervalu, Inc	1,648,330
84,224		Wal-Mart Stores, Inc	6,423,765
		TOTAL FOOD & STAPLES RETAILING	21,521,275

FOOD, BEVERAGE & TOBACCO - 3.2%
57,050		Altria Group, Inc	2,757,797
173,800		Archer Daniels Midland Co	8,168,600
35,000		Bunge Ltd	3,102,750
56,700		Coca-Cola Enterprises, Inc	2,457,945
40,150	*	Constellation Brands, Inc (Class A)	3,675,331
103,800	*	Diamond Foods, Inc	3,129,570
10,900		Ingredion, Inc	842,025
23,000		Molson Coors Brewing Co (Class B)	1,710,740
64,242		Mondelez International, Inc	2,265,173
38,250	*	Monster Beverage Corp	3,858,660
109,700		Philip Morris International, Inc	9,764,397
100,000	*,e	Pilgrim’s Pride Corp	2,841,000
12,775		Reynolds American, Inc	803,675
130,300		Tyson Foods, Inc (Class A)	5,257,605
139,890	*	WhiteWave Foods Co (Class A)	5,208,105
		TOTAL FOOD, BEVERAGE & TOBACCO	55,843,373

HEALTH CARE EQUIPMENT & SERVICES - 6.5%
447,375		Abbott Laboratories	19,501,076
63,800		Aetna, Inc	5,264,138
62,700		Cardinal Health, Inc	4,920,696
63,000	*	CareFusion Corp	3,614,310
69,900	*	Catamaran Corp	3,332,133
16,500		Cigna Corp	1,642,905
6,800		Cooper Cos, Inc	1,114,520
133,190		Covidien plc	12,312,084
32,600	*	DaVita, Inc	2,545,082
98,390	*	HCA Holdings, Inc	6,892,219
154,000	*	Health Net, Inc	7,316,540
54,390	*	Hologic, Inc	1,424,474
12,550		Humana, Inc	1,742,568
500	*	Intuitive Surgical, Inc	247,900
8,900	*	Laboratory Corp of America Holdings	972,681
104,024		Medtronic, Inc	7,090,276
18,000		St. Jude Medical, Inc	1,155,060
150,824		UnitedHealth Group, Inc	14,329,788
38,000		Universal Health Services, Inc (Class B)	3,940,980
71,900	*	VCA Antech, Inc	3,276,483
71,590		WellPoint, Inc	9,069,737
10,000		Zimmer Holdings, Inc	1,112,400
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	112,818,050

HOUSEHOLD & PERSONAL PRODUCTS - 1.7%
25,000		Church & Dwight Co, Inc	1,810,250
18,300		Energizer Holdings, Inc	2,244,495
11,080		Kimberly-Clark Corp	1,266,112
12

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

274,224		Procter & Gamble Co	$23,931,528
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	29,252,385

INSURANCE - 5.9%
17,500		ACE Ltd	1,912,750
116,600		Allstate Corp	7,561,510
35,180		American Financial Group, Inc	2,104,819
151,200		American International Group, Inc	8,099,784
4,200		Aspen Insurance Holdings Ltd	183,246
38,500		Assurant, Inc	2,626,470
27,368		Axis Capital Holdings Ltd	1,317,496
202,424	*	Berkshire Hathaway, Inc (Class B)	28,371,748
29,338		Everest Re Group Ltd	5,006,530
208,389	*	Genworth Financial, Inc (Class A)	2,915,362
123,900		Hartford Financial Services Group, Inc	4,903,962
122,380		Lincoln National Corp	6,701,529
15,000		Marsh & McLennan Cos, Inc	815,550
44,500		Old Republic International Corp	657,265
23,689		PartnerRe Ltd	2,740,580
66,000		Principal Financial Group	3,456,420
115,490		Prudential Financial, Inc	10,225,485
29,890		Reinsurance Group of America, Inc (Class A)	2,518,232
55,750		Torchmark Corp	2,952,520
3,500		Travelers Cos, Inc	352,800
93,891		UnumProvident Corp	3,141,593
96,800		XL Capital Ltd	3,279,584
		TOTAL INSURANCE	101,845,235

MATERIALS - 3.8%
33,000		Air Products & Chemicals, Inc	4,443,780
199,800		Alcoa, Inc	3,348,648
13,800		Ashland, Inc	1,491,366
16,500		Celanese Corp (Series A)	969,045
28,380		CF Industries Holdings, Inc	7,378,800
238,900	e	Cliffs Natural Resources, Inc	2,682,847
45,250		Cytec Industries, Inc	2,110,007
243,380		Dow Chemical Co	12,022,972
57,000		Freeport-McMoRan Copper & Gold, Inc (Class B)	1,624,500
118,000		Huntsman Corp	2,879,200
60,000		LyondellBasell Industries AF S.C.A	5,497,800
28,600		MeadWestvaco Corp	1,263,262
20,750		Nucor Corp	1,121,745
36,190		Packaging Corp of America	2,608,575
71,390		PolyOne Corp	2,642,144
12,400		PPG Industries, Inc	2,525,756
3,750		Rockwood Holdings, Inc	288,412
40,890		RPM International, Inc	1,852,317
7,400		Sigma-Aldrich Corp	1,005,734
40,813		Steel Dynamics, Inc	939,107
6,850		TimkenSteel Corp	277,973
84,890	e	United States Steel Corp	3,398,996
14,800		Vulcan Materials Co	913,308
13

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

400,000	e	Walter Energy, Inc	$964,000
25,750		Westlake Chemical Corp	1,816,663
		TOTAL MATERIALS	66,066,957

MEDIA - 1.7%
37,500		Comcast Corp (Class A)	2,075,625
50,890	*	DISH Network Corp (Class A)	3,239,148
96,800		Gannett Co, Inc	3,049,200
88,300		Interpublic Group of Cos, Inc	1,712,137
15,000	*	Liberty Media Corp (Class C)	718,950
12,224	*	Live Nation, Inc	317,824
500,000	*,e	Sirius XM Holdings, Inc	1,715,000
95,742		Time Warner, Inc	7,608,617
19,800		Viacom, Inc (Class B)	1,439,064
85,400		Walt Disney Co	7,803,852
		TOTAL MEDIA	29,679,417

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.3%
14,500	*	Actavis plc	3,519,730
13,300	*	Alexion Pharmaceuticals, Inc	2,545,088
6,900		Amgen, Inc	1,119,042
20,190	*,p	Biogen Idec, Inc	6,482,605
153,224		Bristol-Myers Squibb Co	8,916,104
22,000	*	Celgene Corp	2,355,980
191,000		Eli Lilly & Co	12,669,030
63,980	*,p	Gilead Sciences, Inc	7,165,760
60,800	*	Hospira, Inc	3,264,960
342,224		Johnson & Johnson	36,884,903
5,480	*	Mallinckrodt plc	505,147
393,500		Merck & Co, Inc	22,799,390
60,000		Perrigo Co plc	9,687,000
1,065,000		Pfizer, Inc	31,896,750
5,054	*	Quintiles Transnational Holdings, Inc	295,861
11,800	*,p	Salix Pharmaceuticals Ltd	1,697,430
69,800		Thermo Electron Corp	8,206,386
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	160,011,166

REAL ESTATE - 4.1%
31,980		Alexandria Real Estate Equities, Inc	2,654,340
11,000		Apartment Investment & Management Co (Class A)	393,690
11,400		AvalonBay Communities, Inc	1,776,576
23,000		Boston Properties, Inc	2,915,250
70,990	*	CBS Outdoor Americas, Inc	2,160,226
23,600		Digital Realty Trust, Inc	1,628,164
152,400		Duke Realty Corp	2,889,504
40,800		Equity Lifestyle Properties, Inc	2,003,280
50,000		Equity Residential	3,478,000
10,750		Essex Property Trust, Inc	2,168,920
63,900		Extra Space Storage, Inc	3,716,424
18,000		Federal Realty Investment Trust	2,372,400
111,900		General Growth Properties, Inc	2,899,329
7,500		Health Care REIT, Inc	533,325
14

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

206,800		Host Marriott Corp	$4,820,508
21,080	*	Howard Hughes Corp	3,106,770
19,188		Jones Lang LaSalle, Inc	2,594,410
41,889		Kilroy Realty Corp	2,837,561
37,500		Kimco Realty Corp	935,625
9,900		Macerich Co	697,950
36,808		National Retail Properties, Inc	1,403,121
15,400		Post Properties, Inc	861,476
20,000		Public Storage, Inc	3,686,800
16,000		Regency Centers Corp	971,200
36,000		Simon Property Group, Inc	6,451,560
30,890		SL Green Realty Corp	3,573,973
212,100		Spirit Realty Capital, Inc	2,523,990
4,224		Ventas, Inc	289,386
25,000		Vornado Realty Trust	2,737,000
22,400		Weyerhaeuser Co	758,464
		TOTAL REAL ESTATE	69,839,222

RETAILING - 2.7%
42,500	*	Bed Bath & Beyond, Inc	2,861,950
236,300		Best Buy Co, Inc	8,067,282
33,088		Dillard’s, Inc (Class A)	3,499,387
30,300		Expedia, Inc	2,574,591
21,500		Foot Locker, Inc	1,204,215
180,000	e,p	GameStop Corp (Class A)	7,696,800
273,800	*,e	JC Penney Co, Inc	2,083,618
71,540		Kohl’s Corp	3,878,899
14,800		L Brands, Inc	1,067,376
12,000	*	Liberty Interactive Corp	313,680
54,000	*	Liberty Ventures	1,895,400
88,680		Macy’s, Inc	5,127,478
18,900		Signet Jewelers Ltd	2,268,189
109,000		Staples, Inc	1,382,120
42,242		Target Corp	2,611,400
16,754	*,e	Wayfair, Inc	420,525
		TOTAL RETAILING	46,952,910

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.9%
69,100		Applied Materials, Inc	1,526,419
63,000		Avago Technologies Ltd	5,433,750
151,500		Broadcom Corp (Class A)	6,344,820
691,224		Intel Corp	23,508,528
2,500		Kla-Tencor Corp	197,875
56,750		Lam Research Corp	4,418,555
126,890	*	Micron Technology, Inc	4,198,790
221,390		Nvidia Corp	4,325,961
31,100	*	SunEdison, Inc	606,761
7,089	*,e	SunPower Corp	225,714
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	50,787,173

SOFTWARE & SERVICES - 4.4%
155,000		Activision Blizzard, Inc	3,092,250
15

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

74,084	*	Akamai Technologies, Inc	$4,467,265
17,682	*	Alibaba Group Holding Ltd (ADR)	1,743,445
18,300	*	Alliance Data Systems Corp	5,185,305
17,024		Amdocs Ltd	809,321
2,800	*	Citrix Systems, Inc	179,844
66,099		Computer Sciences Corp	3,992,380
13,180	*	Electronic Arts, Inc	539,985
72,990		Fidelity National Information Services, Inc	4,261,886
472,400		Microsoft Corp	22,179,180
288,900	*,e	Millennial Media, Inc	592,245
190,000		Symantec Corp	4,715,800
63,300	*	VMware, Inc (Class A)	5,289,981
91,390	*	Workday, Inc	8,725,917
515,540		Xerox Corp	6,846,371
67,224	*	Yahoo!, Inc	3,095,665
		TOTAL SOFTWARE & SERVICES	75,716,840

TECHNOLOGY HARDWARE & EQUIPMENT - 4.5%
44,500	*	Arrow Electronics, Inc	2,530,270
399,880		Brocade Communications Systems, Inc	4,290,712
80,000		CDW Corp	2,467,200
728,950		Cisco Systems, Inc	17,837,407
75,000		Corning, Inc	1,532,250
40,390	*	EchoStar Corp (Class A)	1,887,425
195,100		EMC Corp	5,605,223
39,800		Harris Corp	2,770,080
445,000		Hewlett-Packard Co	15,966,600
28,000	*	Ingram Micro, Inc (Class A)	751,520
168,000	*,e	InvenSense, Inc	2,723,280
42,873		Jabil Circuit, Inc	898,189
65,500		NetApp, Inc	2,803,400
48,900		SanDisk Corp	4,603,446
41,890		Seagate Technology, Inc	2,631,949
23,800		Vishay Intertechnology, Inc	321,538
82,100		Western Digital Corp	8,076,177
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	77,696,666

TELECOMMUNICATION SERVICES - 1.7%
507,500		AT&T, Inc	17,681,300
90,200		CenturyTel, Inc	3,741,496
172,900	e	Frontier Communications Corp	1,130,766
80,000	*	Level 3 Communications, Inc	3,752,800
10,000	*	T-Mobile US, Inc	291,900
67,500		Verizon Communications, Inc	3,391,875
		TOTAL TELECOMMUNICATION SERVICES	29,990,137

TRANSPORTATION - 2.9%
40,890		American Airlines Group, Inc	1,690,802
69,800		Con-Way, Inc	3,027,226
10,500		CSX Corp	374,115
223,900		Delta Air Lines, Inc	9,007,497
58,900		FedEx Corp	9,859,860
16

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

33,898		Kansas City Southern Industries, Inc	$4,162,335
23,380	*	Kirby Corp	2,585,360
56,750		Norfolk Southern Corp	6,278,820
41,188		Ryder System, Inc	3,643,902
113,390		Southwest Airlines Co	3,909,687
50,550		Union Pacific Corp	5,886,548
		TOTAL TRANSPORTATION	50,426,152

UTILITIES - 4.7%
20,300		AGL Resources, Inc	1,094,373
19,500		Alliant Energy Corp	1,207,245
12,242		Ameren Corp	518,326
125,400		American Electric Power Co, Inc	7,315,836
63,800		American Water Works Co, Inc	3,405,006
17,400		Atmos Energy Corp	922,200
7,500	*	Calpine Corp	171,150
98,000		CMS Energy Corp	3,201,660
125,750		Dominion Resources, Inc	8,965,975
29,750		DTE Energy Co	2,444,260
134,500		Edison International	8,417,010
51,540		Entergy Corp	4,330,391
13,800		MDU Resources Group, Inc	388,884
73,850		NextEra Energy, Inc	7,401,247
94,554		NiSource, Inc	3,976,941
63,000		Northeast Utilities	3,109,050
7,500		Pinnacle West Capital Corp	461,025
61,950		PPL Corp	2,167,631
87,500		Public Service Enterprise Group, Inc	3,614,625
72,990		Sempra Energy	8,028,900
102,800		UGI Corp	3,874,532
160,000		Xcel Energy, Inc	5,355,200
		TOTAL UTILITIES	80,371,467

		TOTAL COMMON STOCKS	1,710,336,799
		(Cost $1,304,653,184)

SHORT-TERM INVESTMENTS - 1.7%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.7%
29,660,775	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	29,660,775
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	29,660,775

		TOTAL SHORT-TERM INVESTMENTS	29,660,775
		(Cost $29,660,775)
		TOTAL INVESTMENTS - 100.9%	1,739,997,574
		(Cost $1,334,313,959)
		OTHER ASSETS & LIABILITIES, NET - (0.9)%	(16,064,366)
		NET ASSETS - 100.0%	$1,723,933,208
17

TIAA-CREF FUNDS - Enhanced Large-Cap Value Index Fund

Abbreviation(s):
	ADR	American Depositary Receipt
	REIT	Real Estate Investment Trust

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $29,562,260.
p	All or a portion of these securities have been segregated by the custodian to cover margin requirements on open written options contracts.
18

TIAA-CREF FUNDS - Growth & Income Fund

TIAA-CREF FUNDS
GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.4%

AUTOMOBILES & COMPONENTS - 1.5%
358,038	p	Delphi Automotive plc	$24,697,461
618,077		Johnson Controls, Inc	29,204,138
176,381		Magna International, Inc (Class A) (NY)	17,410,569
		TOTAL AUTOMOBILES & COMPONENTS	71,312,168

BANKS - 5.3%
4,684,819		Bank of America Corp	80,391,494
944,951		Citigroup, Inc	50,583,227
330,146		East West Bancorp, Inc	12,136,167
636,155		JPMorgan Chase & Co	38,474,654
1,307,027		Wells Fargo & Co	69,390,064
		TOTAL BANKS	250,975,606

CAPITAL GOODS - 6.0%
237,110	p	Eaton Corp	16,215,953
131,449	*	Esterline Technologies Corp	15,393,992
200,613		General Dynamics Corp	28,037,673
3,450,231		General Electric Co	89,050,462
545,376		Honeywell International, Inc	52,421,541
402,244		ITT Corp	18,125,115
85,187		L-3 Communications Holdings, Inc	10,346,813
294,073		Masco Corp	6,490,191
389,477	*	Quanta Services, Inc	13,273,376
172,266	*	Teledyne Technologies, Inc	17,851,926
224,557	*	USG Corp	6,031,601
124,086	*	WABCO Holdings, Inc	12,083,495
		TOTAL CAPITAL GOODS	285,322,138

COMMERCIAL & PROFESSIONAL SERVICES - 0.7%
713,467		Pitney Bowes, Inc	17,651,174
323,103		Robert Half International, Inc	17,699,582
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	35,350,756

CONSUMER DURABLES & APPAREL - 4.3%
1,027,964		DR Horton, Inc	23,427,300
235,284	*	GoPro, Inc	18,140,396
93,033		Hanesbrands, Inc	9,825,215
163,296		Harman International Industries, Inc	17,528,193
622,370		Hasbro, Inc	35,804,946
414,864	*	Jarden Corp	27,003,498
1,094,691		Newell Rubbermaid, Inc	36,486,051
205,169		Nike, Inc (Class B)	19,074,562
80	e	Prada S.p.A	493
207,373		VF Corp	14,035,005
		TOTAL CONSUMER DURABLES & APPAREL	201,325,659
19

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

CONSUMER SERVICES - 1.4%
284,984		Accor S.A.	$11,972,831
529,012	*	Belmond Ltd.	6,062,477
453,673	e	Burger King Worldwide, Inc	14,826,034
227,021	*	Chuy’s Holdings, Inc	6,790,198
645,217	*	Hilton Worldwide Holdings, Inc	16,285,277
364,884	*	Sonic Corp	9,198,726
		TOTAL CONSUMER SERVICES	65,135,543

DIVERSIFIED FINANCIALS - 4.4%
351,690		American Express Co	31,634,515
240,503		Ameriprise Financial, Inc	30,344,264
276,654		Discover Financial Services	17,644,992
1,194,322	*	ING Groep NV	17,103,123
403,350		Lazard Ltd (Class A)	19,848,853
363,096		Moody’s Corp	36,030,016
1,512,124		Morgan Stanley	52,848,734
		TOTAL DIVERSIFIED FINANCIALS	205,454,497

ENERGY - 6.6%
304,507		Apache Corp	23,507,940
114,409	*	Cheniere Energy, Inc	8,580,675
578,650		Chevron Corp	69,409,067
296,681		EOG Resources, Inc	28,199,529
281,629		Exxon Mobil Corp	27,236,341
476,950		Halliburton Co	26,299,023
355,404	e	Kinder Morgan, Inc	13,754,135
702,185		Marathon Oil Corp	24,857,349
263,071		Marathon Petroleum Corp	23,913,154
415,057	e	Peyto Exploration & Development Corp	11,714,621
1,222,291		Talisman Energy, Inc	7,798,217
504,859		Valero Energy Corp	25,288,387
350,397		Williams Cos, Inc	19,450,537
		TOTAL ENERGY	310,008,975

FOOD & STAPLES RETAILING - 0.6%
176,357		Costco Wholesale Corp	23,520,733
301,597	*	Diplomat Pharmacy, Inc	6,484,336
		TOTAL FOOD & STAPLES RETAILING	30,005,069

FOOD, BEVERAGE & TOBACCO - 5.4%
1,623,942		Britvic plc	17,705,854
172,727		Brown-Forman Corp (Class B)	16,006,611
407,967	*	Constellation Brands, Inc (Class A)	37,345,299
165,413	*	Diamond Foods, Inc	4,987,202
96,792		Hershey Co	9,283,321
541,951		Kroger Co	30,192,090
200,708	p	Mead Johnson Nutrition Co	19,932,311
474,071		Mondelez International, Inc	16,715,743
20

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

735,239		PepsiCo, Inc	$70,707,935
314,962		SABMiller plc	17,815,181
402,525	*	WhiteWave Foods Co (Class A)	14,986,006
		TOTAL FOOD, BEVERAGE & TOBACCO	255,677,553

HEALTH CARE EQUIPMENT & SERVICES - 4.3%
369,300		Abbott Laboratories	16,097,787
157,221		Aetna, Inc	12,972,305
368,728		Covidien plc	34,085,216
623,529	*	Hologic, Inc	16,330,225
124,401		Humana, Inc	17,273,079
351,534	*	Insulet Corp	15,175,723
131,067		McKesson Corp	26,660,338
144,625		STERIS Corp	8,937,825
644,289	*,e	Trupanion, Inc	4,290,965
252,544		Universal Health Services, Inc (Class B)	26,191,338
225,696		Zimmer Holdings, Inc	25,106,423
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	203,121,224

HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
212,877	p	Estee Lauder Cos (Class A)	16,004,093
73,370		L’Oreal S.A.	11,514,408
777,597		Procter & Gamble Co	67,860,890
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	95,379,391

INSURANCE - 3.1%
291,491		ACE Ltd	31,859,966
512,482		Allstate Corp	33,234,458
275,330		FNF Group	8,215,847
887,884		Hartford Financial Services Group, Inc	35,142,449
658,050		Metlife, Inc	35,692,632
		TOTAL INSURANCE	144,145,352

MATERIALS - 3.1%
221,042		Akzo Nobel NV	14,740,518
1,385,544		Alcoa, Inc	23,221,717
128,662		Ashland, Inc	13,904,502
282,830		Caesarstone Sdot-Yam Ltd	15,798,884
637,662		Dow Chemical Co	31,500,503
133,183		PPG Industries, Inc	27,128,045
532,302		Sealed Air Corp	19,295,948
		TOTAL MATERIALS	145,590,117

MEDIA - 4.8%
252,541	*	AMC Networks, Inc	15,316,612
1,026,028		Comcast Corp (Class A)	56,790,650
321,163	*	DISH Network Corp (Class A)	20,442,025
568,144	e	Lions Gate Entertainment Corp	18,822,611
227,873	e	Regal Entertainment Group (Class A)	5,047,387
468,486		Time Warner, Inc	37,230,582
185,805		Viacom, Inc (Class B)	13,504,307
21

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

653,526		Walt Disney Co	$59,719,206
		TOTAL MEDIA	226,873,380

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 12.1%
833,350		AbbVie, Inc	52,884,391
167,518	*	Actavis plc	40,663,319
435,684	*	Alkermes plc	22,023,826
69,866	*	Biogen Idec, Inc	22,432,575
67,944	*	BioMarin Pharmaceuticals, Inc	5,605,380
1,123,835		Bristol-Myers Squibb Co	65,395,959
564,852	*	Celgene Corp	60,490,001
517,373	*,p	Gilead Sciences, Inc	57,945,776
112,436	*	Illumina, Inc	21,652,925
133,399	*	Jazz Pharmaceuticals plc	22,523,087
859,900		Johnson & Johnson	92,680,022
250,000		Merck & Co, Inc	14,485,000
261,936	*	Mylan Laboratories, Inc	14,026,673
151,400		Novartis AG.	14,050,352
382,155	*	NPS Pharmaceuticals, Inc	10,471,047
102,546	*,e	Pharmacyclics, Inc	13,399,686
139,823	*	Salix Pharmaceuticals Ltd	20,113,538
119,889		Shire Ltd	8,044,184
278,673		Zoetis Inc	10,355,489
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	569,243,230

REAL ESTATE - 0.9%
231,095		American Tower Corp	22,531,762
104,431		AvalonBay Communities, Inc	16,274,527
		TOTAL REAL ESTATE	38,806,289

RETAILING - 4.8%
32,971	*	AutoZone, Inc	18,250,108
597,447		Best Buy Co, Inc	20,396,841
238,578	e	GameStop Corp (Class A)	10,201,595
692,701		Home Depot, Inc	67,552,201
1,775,613	*,e	JC Penney Co, Inc	13,512,415
349,193		Macy’s, Inc	20,190,339
67,447	*	NetFlix, Inc	26,491,158
203,490	*,e	Restoration Hardware Holdings, Inc	16,344,317
154,525	*	Sally Beauty Holdings, Inc	4,529,128
181,027		Tiffany & Co	17,400,315
175,594		Williams-Sonoma, Inc	11,418,878
		TOTAL RETAILING	226,287,295

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
252,403		Avago Technologies Ltd	21,769,759
1,812,643		Intel Corp	61,647,989
381,185	*,p	NXP Semiconductor NV	26,172,162
380,365	*,e	SunPower Corp	12,110,821
478,174		Texas Instruments, Inc	23,746,121
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	145,446,852
22

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 10.3%
335,189		Activision Blizzard, Inc	$6,687,021
70,560	*	Alibaba Group Holding Ltd (ADR)	6,957,216
97,761	*	Alliance Data Systems Corp	27,700,579
264,803	*	Aspen Technology, Inc	9,779,175
46,720	*	Baidu, Inc (ADR)	11,155,334
131,480	*,e	Check Point Software Technologies	9,762,390
338,949	*,p	Citrix Systems, Inc	21,770,694
124,134	*,e,p	Demandware, Inc	7,441,833
694,389	*,p	Facebook, Inc	52,072,231
710,922	*	Fortinet, Inc	18,519,518
149,763	*	Google, Inc	83,729,498
298,113	*,p	Informatica Corp	10,630,710
2,158,661		Microsoft Corp	101,349,134
85,121	*,p	MicroStrategy, Inc (Class A)	13,694,267
873,383		Oracle Corp	34,105,606
339,669	*	Salesforce.com, Inc	21,735,419
605,556	*,p	Take-Two Interactive Software, Inc	16,016,956
140,164	*,p	Twitter, Inc	5,812,601
77,121	*	VMware, Inc (Class A)	6,445,002
477,590	*	Yahoo!, Inc	21,993,020
		TOTAL SOFTWARE & SERVICES	487,358,204

TECHNOLOGY HARDWARE & EQUIPMENT - 7.0%
1,883,490		Apple, Inc	203,416,920
633,719	*,e	Ciena Corp	10,621,130
976,387		Cisco Systems, Inc	23,892,190
250,814	*,p	F5 Networks, Inc	30,845,106
78,974	*	Palo Alto Networks, Inc	8,347,552
267,741		Qualcomm, Inc	21,020,346
226,310		SanDisk Corp	21,304,823
106,496	*,e	Stratasys Ltd	12,817,859
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	332,265,926

TELECOMMUNICATION SERVICES - 2.2%
451,316	*	Level 3 Communications, Inc	21,171,234
519,906	*	T-Mobile US, Inc	15,176,056
1,314,618		Verizon Communications, Inc	66,059,554
		TOTAL TELECOMMUNICATION SERVICES	102,406,844

TRANSPORTATION - 3.4%
149,345		Canadian Pacific Railway Ltd	31,015,970
342,521		CH Robinson Worldwide, Inc	23,705,878
320,793		CSX Corp	11,429,855
985,448		Delta Air Lines, Inc	39,644,573
56,062		FedEx Corp	9,384,779
154,996		Kansas City Southern Industries, Inc	19,031,959
82,483	*	Old Dominion Freight Line	6,010,536
236,984	p	Ryder System, Inc	20,965,974
		TOTAL TRANSPORTATION	161,189,524
23

TIAA-CREF FUNDS - Growth & Income Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

UTILITIES - 2.1%
328,716		American Water Works Co, Inc			$17,543,573
449,670	*	Calpine Corp			10,261,469
244,690		NextEra Energy, Inc			24,522,832
294,071	e	NRG Yield, Inc			14,694,728
284,452		Sempra Energy			31,289,720
		TOTAL UTILITIES			98,312,322

		TOTAL COMMON STOCKS (Cost $3,610,698,159)			4,686,993,914

PURCHASED OPTIONS - 0.0%

AUTOMOBILES & COMPONENTS - 0.0%
30,000		Delphi Automotive plc			13,500
		TOTAL AUTOMOBILES & COMPONENTS			13,500

CAPITAL GOODS - 0.0%
10,000		Eaton Corp plc			7,900
		TOTAL CAPITAL GOODS			7,900

HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
40,000		Estee Lauder Cos, Inc			40,000
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS			40,000

MATERIALS - 0.0%
40,000		Dow Chemical Co			1,600
		TOTAL MATERIALS			1,600

SOFTWARE & SERVICES - 0.0%
40,000		Informatica Corp			4,000
30,000		Take-Two Interactive Software, Inc			2,100
		TOTAL SOFTWARE & SERVICES			6,100

		TOTAL PURCHASED OPTIONS			69,100
		(Cost $299,107)

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 3.2%
GOVERNMENT AGENCY DEBT - 0.1%
$6,800,000		Federal National Mortgage Association (FNMA)	0.045%	11/04/14	6,799,975
		TOTAL GOVERNMENT AGENCY DEBT			6,799,975

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.1%
146,470,319	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			146,470,319
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			146,470,319
24

TIAA-CREF FUNDS - Growth & Income Fund

VALUE

TOTAL SHORT-TERM INVESTMENTS	$153,270,294
(Cost $153,270,294)
TOTAL INVESTMENTS - 102.6% (Cost $3,764,267,560)	4,840,333,308
OTHER ASSETS & LIABILITIES, NET - (2.6)%	(124,762,176)
NET ASSETS - 100.0%	$4,715,571,132

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $144,864,808.
p	All or a portion of these securities have been segregated by the custodian to cover margin requirements on open written options contracts.
25

TIAA-CREF FUNDS - Large-Cap Growth Fund

TIAA-CREF FUNDS

LARGE-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.2%

AUTOMOBILES & COMPONENTS - 2.3%
339,297	*	BorgWarner, Inc	$19,346,715
188,225	*,e	Tesla Motors, Inc	45,493,983
		TOTAL AUTOMOBILES & COMPONENTS	64,840,698

CAPITAL GOODS - 2.2%
63,373	*	Middleby Corp	5,608,511
164,845		Roper Industries, Inc	26,094,963
127,319		W.W. Grainger, Inc	31,422,329
		TOTAL CAPITAL GOODS	63,125,803

COMMERCIAL & PROFESSIONAL SERVICES - 2.2%
682,670		Nielsen Holdings NV	29,006,648
516,521	*	Verisk Analytics, Inc	32,205,085
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	61,211,733

CONSUMER DURABLES & APPAREL - 3.5%
117,169	e	Garmin Ltd	6,500,536
71,057	*	Michael Kors Holdings Ltd	5,584,369
606,599		Nike, Inc (Class B)	56,395,509
64,065	*	Under Armour, Inc (Class A)	4,201,383
368,932		VF Corp	24,969,318
		TOTAL CONSUMER DURABLES & APPAREL	97,651,115

CONSUMER SERVICES - 3.9%
125,598		Burger King Worldwide, Inc	4,104,543
13,584	*	Chipotle Mexican Grill, Inc (Class A)	8,666,592
366,766		Marriott International, Inc (Class A)	27,782,524
693,353		Starbucks Corp	52,389,753
95,725		Wynn Resorts Ltd	18,188,707
		TOTAL CONSUMER SERVICES	111,132,119

DIVERSIFIED FINANCIALS - 6.9%
88,943	*	Affiliated Managers Group, Inc	17,769,922
222,982		Ameriprise Financial, Inc	28,133,639
906,445		Charles Schwab Corp	25,987,778
168,514		IntercontinentalExchange Group, Inc	35,099,781
157,076		McGraw-Hill Financial, Inc	14,212,237
605,092		Moody’s Corp	60,043,279
385,683		Morgan Stanley	13,479,621
		TOTAL DIVERSIFIED FINANCIALS	194,726,257
26

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

ENERGY - 1.7%
166,980	*	Cheniere Energy, Inc	$12,523,500
105,707		EOG Resources, Inc	10,047,450
231,146		Halliburton Co	12,745,390
229,703		Williams Cos, Inc	12,750,814
		TOTAL ENERGY	48,067,154

FOOD, BEVERAGE & TOBACCO - 1.6%
37,537		Keurig Green Mountain, Inc	5,696,240
237,539		Mead Johnson Nutrition Co	23,589,998
155,353	*	Monster Beverage Corp	15,672,011
		TOTAL FOOD, BEVERAGE & TOBACCO	44,958,249

HEALTH CARE EQUIPMENT & SERVICES - 2.9%
616,878		Abbott Laboratories	26,889,712
462,374	*	Cerner Corp	29,286,769
52,174	*	Intuitive Surgical, Inc	25,867,869
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	82,044,350

HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
729,329		Estee Lauder Cos (Class A)	54,830,954
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	54,830,954

MATERIALS - 3.8%
490,106		Monsanto Co	56,381,794
117,613		PPG Industries, Inc	23,956,592
123,271		Sherwin-Williams Co	28,298,091
		TOTAL MATERIALS	108,636,477

MEDIA - 4.0%
702,286		Comcast Corp (Class A)	38,871,530
337,509		Time Warner, Inc	26,821,840
520,305		Walt Disney Co	47,545,471
		TOTAL MEDIA	113,238,841

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 18.7%
222,569	*	Alexion Pharmaceuticals, Inc	42,590,804
560,391	*	Alkermes plc	28,327,765
166,135		Allergan, Inc	31,575,618
382,988		AstraZeneca plc (ADR)	27,935,145
117,383	*	Biogen Idec, Inc	37,689,334
1,005,742		Bristol-Myers Squibb Co	58,524,127
860,699	*	Celgene Corp	92,172,256
550,965	*	Gilead Sciences, Inc	61,708,080
124,033	*	Illumina, Inc	23,886,275
148,573	*	Mallinckrodt plc	13,695,459
292,733		Novo Nordisk AS	13,232,327
366,290		Perrigo Co plc	59,137,520
27

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	VALUE

18,681	*	Regeneron Pharmaceuticals, Inc	$7,355,083
114,256	*	Salix Pharmaceuticals Ltd	16,435,726
134,961		Thermo Electron Corp	15,867,365
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	530,132,884

REAL ESTATE - 0.7%
620,549	*	CBRE Group, Inc	19,857,568
		TOTAL REAL ESTATE	19,857,568

RETAILING - 5.9%
186,563	*	Amazon.com, Inc	56,987,534
270,035	*	Ctrip.com International Ltd (ADR)	15,743,041
223,084		Expedia, Inc	18,955,447
1,263,587	*,e	Groupon, Inc	9,236,821
550,394		Home Depot, Inc	53,674,423
35,225	*	NetFlix, Inc	13,835,323
		TOTAL RETAILING	168,432,589

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.2%
356,097		Broadcom Corp (Class A)	14,913,342
313,849		Lam Research Corp	24,436,283
351,760	*	NXP Semiconductor NV	24,151,842
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	63,501,467

SOFTWARE & SERVICES - 25.2%
908,520	*	Adobe Systems, Inc	63,705,422
96,487	*	Akamai Technologies, Inc	5,818,166
295,113	*	Alibaba Group Holding Ltd (ADR)	29,098,142
438,342	*	Autodesk, Inc	25,222,199
1,070,818	*	Facebook, Inc	80,300,642
99,008	*	Google, Inc	55,353,393
99,008	*	Google, Inc (Class A)	56,223,673
1,018,707		Intuit, Inc	89,656,403
27,050	*	LinkedIn Corp	6,193,368
686,693		Mastercard, Inc (Class A)	57,510,539
711,011		Microsoft Corp	33,381,966
637,155	*	Red Hat, Inc	37,541,172
880,632	*	Salesforce.com, Inc	56,351,642
249,709		Visa, Inc (Class A)	60,287,244
179,010	*	VMware, Inc (Class A)	14,959,866
889,691	*	Yahoo!, Inc	40,970,270
		TOTAL SOFTWARE & SERVICES	712,574,107

TECHNOLOGY HARDWARE & EQUIPMENT - 5.2%
1,605,184		Alcatel-Lucent (ADR)	4,815,552
1,225,001		Apple, Inc	132,300,108
27,120	*	Palo Alto Networks, Inc	2,866,584
67,940	*,e	Stratasys Ltd	8,177,259
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	148,159,503
28

TIAA-CREF FUNDS - Large-Cap Growth Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

TELECOMMUNICATION SERVICES - 1.9%
407,581	*	Level 3 Communications, Inc			$19,119,625
456,100		Softbank Corp			33,203,811
		TOTAL TELECOMMUNICATION SERVICES			52,323,436

TRANSPORTATION - 2.5%
131,763		Canadian Pacific Railway Ltd			27,364,540
184,223	*	Hertz Global Holdings, Inc			4,038,168
87,481		Kansas City Southern Industries, Inc			10,741,792
250,400		Union Pacific Corp			29,159,080
		TOTAL TRANSPORTATION			71,303,580

		TOTAL COMMON STOCKS			2,810,748,884
		(Cost $2,109,327,373)

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 2.9%
GOVERNMENT AGENCY DEBT - 0.5%
$15,014,000		Federal National Mortgage Association (FNMA)	0.045%	11/04/14	15,013,944
		TOTAL GOVERNMENT AGENCY DEBT			15,013,944

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.4%
67,171,715	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			67,171,715
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			67,171,715

		TOTAL SHORT-TERM INVESTMENTS			82,185,659
		(Cost $82,185,659)
		TOTAL INVESTMENTS - 102.1%			2,892,934,543
		(Cost $2,191,513,032)
		OTHER ASSETS & LIABILITIES, NET - (2.1)%			(59,584,255)
		NET ASSETS - 100.0%			$2,833,350,288

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $68,372,253.
29

TIAA-CREF FUNDS - Large-Cap Value Fund

TIAA-CREF FUNDS

LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 0.8%
528,304	*	American Axle & Manufacturing Holdings, Inc	$10,212,116
249,670		Daimler AG. (Registered)	19,466,514
435,120		General Motors Co	13,662,768
		TOTAL AUTOMOBILES & COMPONENTS	43,341,398

BANKS - 10.7%
7,489,771		Bank of America Corp	128,524,470
1,368,253		Citigroup, Inc	73,242,583
108,592	*	Essent Group Ltd	2,643,129
2,331,794		Huntington Bancshares, Inc	23,108,079
1,388,878		Investors Bancorp, Inc	14,930,438
1,302,700		JPMorgan Chase & Co	78,787,296
2,497,849		Keycorp	32,971,607
3,539,742		Regions Financial Corp	35,149,638
1,620,386		TCF Financial Corp	25,034,964
124,685		US Bancorp	5,311,581
2,771,611		Wells Fargo & Co	147,144,828
		TOTAL BANKS	566,848,613

CAPITAL GOODS - 6.5%
588,365		Allegion plc	31,236,298
150,669		General Dynamics Corp	21,057,499
7,115,696		General Electric Co	183,656,114
569,601		Joy Global, Inc	29,978,101
84,404		L-3 Communications Holdings, Inc	10,251,710
801,669		Masco Corp	17,692,835
309,370		SPX Corp	29,325,182
123,637		United Technologies Corp	13,229,159
355,948	*	USG Corp	9,560,763
		TOTAL CAPITAL GOODS	345,987,661

CONSUMER DURABLES & APPAREL - 2.4%
148,475	*	Deckers Outdoor Corp	12,985,624
580,554		Hasbro, Inc	33,399,271
765,098	*	Jarden Corp	49,800,229
1,518,975		Pulte Homes, Inc	29,149,130
		TOTAL CONSUMER DURABLES & APPAREL	125,334,254

CONSUMER SERVICES - 2.9%
693,631		ARAMARK Holdings Corp	19,359,241
185,492	*	Belmond Ltd.	2,125,738
914,245	e	Burger King Worldwide, Inc	29,877,527
30

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

523,938		Carnival Corp	$21,036,111
542,016	e	Darden Restaurants, Inc	28,065,588
2,486,813	e	Echo Entertainment Group Ltd	8,349,960
1,385,753		Extended Stay America, Inc	31,955,464
399,441		Interval Leisure Group, Inc	8,404,239
179,342		Six Flags Entertainment Corp	7,227,483
		TOTAL CONSUMER SERVICES	156,401,351

DIVERSIFIED FINANCIALS - 5.5%
107,782	*	Ally Financial, Inc	2,446,651
231,540		Capital One Financial Corp	19,164,566
1,782,086	*	E*Trade Financial Corp	39,740,518
127,078		Goldman Sachs Group, Inc	24,143,549
1,338,117	*	ING Groep NV (ADR)	19,161,836
884,997		Legg Mason, Inc	46,019,844
1,568,816		Morgan Stanley	54,830,119
817,091		State Street Corp	61,657,687
942,249	*	Synchrony Financial	25,459,568
		TOTAL DIVERSIFIED FINANCIALS	292,624,338

ENERGY - 11.7%
68,769		Anadarko Petroleum Corp	6,311,619
237,476	*,e	Antero Resources Corp	12,453,241
402,226		Apache Corp	31,051,847
1,067,130		Cameco Corp	18,546,719
994,915		Chevron Corp	119,340,054
418,459		ConocoPhillips	30,191,817
88,565	*,e	Dominion Midstream Partners LP	2,643,665
1,296,896	*,e	EP Energy Corp	18,934,682
1,007,557		Exxon Mobil Corp	97,440,838
1,205,802	e	Kinder Morgan, Inc	46,664,537
1,181,958		Marathon Oil Corp	41,841,313
728,802	*	Matador Resources Co	17,688,025
1,012,250		Nabors Industries Ltd	18,068,663
101,367		Occidental Petroleum Corp	9,014,567
205,086	*	PDC Energy, Inc	8,966,360
160,466		Phillips 66	12,596,581
103,131	*	Shell Midstream Partners LP	3,474,483
289,811		Superior Energy Services	7,288,747
7,428,377		Talisman Energy, Inc	47,393,045
259,071		Teekay Corp	15,145,291
7,912		Valero Energy Corp	396,312
1,214,743	*	Weatherford International Ltd	19,946,080
659,742		Williams Cos, Inc	36,622,279
		TOTAL ENERGY	622,020,765

FOOD & STAPLES RETAILING - 1.4%
742,644		CVS Corp	63,726,282
173,813		Walgreen Co	11,162,271
		TOTAL FOOD & STAPLES RETAILING	74,888,553
31

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 2.5%
538,044		Archer Daniels Midland Co	$25,288,068
752,934		Mondelez International, Inc	26,548,453
229,532		Philip Morris International, Inc	20,430,643
674,571		Pinnacle Foods, Inc	22,800,500
645,892		SABMiller plc	36,533,559
		TOTAL FOOD, BEVERAGE & TOBACCO	131,601,223

HEALTH CARE EQUIPMENT & SERVICES - 4.2%
487,572		Abbott Laboratories	21,253,263
969,761	*	Boston Scientific Corp	12,878,426
336,565		Covidien plc	31,112,068
1,259,165	*	Hologic, Inc	32,977,531
596,100	*	Olympus Corp	21,403,014
857,688		UnitedHealth Group, Inc	81,488,937
237,010	*	WellCare Health Plans, Inc	16,085,869
58,446		WellPoint, Inc	7,404,524
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	224,603,632

HOUSEHOLD & PERSONAL PRODUCTS - 2.8%
1,302,987		Avon Products, Inc	13,551,065
160,726		Beiersdorf AG.	13,031,479
1,413,937		Procter & Gamble Co	123,394,282
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	149,976,826

INSURANCE - 7.3%
418,432		ACE Ltd	45,734,618
611,446		Allstate Corp	39,652,273
729,407		American International Group, Inc	39,074,333
447,556	*	Berkshire Hathaway, Inc (Class B)	62,729,449
987,261		Hartford Financial Services Group, Inc	39,075,791
725,769	*	Hilltop Holdings, Inc	15,988,691
459,113		Marsh & McLennan Cos, Inc	24,961,974
827,914		Metlife, Inc	44,906,055
470,884		Principal Financial Group	24,660,195
243,766		Prudential Financial, Inc	21,583,042
278,417		Travelers Cos, Inc	28,064,433
		TOTAL INSURANCE	386,430,854

MATERIALS - 3.0%
136,755		Akzo Nobel NV	9,119,713
460,734		Axiall Corp	18,567,580
1,981,953	*,e	Cemex SAB de C.V. (ADR)	24,378,022
796,640	e	Cliffs Natural Resources, Inc	8,946,267
722,600	*	Constellium NV	14,632,650
347,410		Freeport-McMoRan Copper & Gold, Inc (Class B)	9,901,185
1,292,678	*	Louisiana-Pacific Corp	18,873,099
943,212		Sealed Air Corp	34,191,435
248,078		Southern Copper Corp (NY)	7,139,685
234,390	*	Trinseo S.A.	3,386,935
85,597	e	Wacker Chemie AG.	10,372,559
		TOTAL MATERIALS	159,509,130
32

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

MEDIA - 0.8%
274,983		Time Warner, Inc	$21,852,899
300,883	*	Tribune Co	20,159,161
		TOTAL MEDIA	42,012,060

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.8%
380,864		AbbVie, Inc	24,169,630
53,649	*	Actavis plc	13,022,758
584,829		Agilent Technologies, Inc	32,329,347
321,563		AstraZeneca plc (ADR)	23,454,805
1,354,976	*	Biovitrum AB	15,497,277
250,627		Bristol-Myers Squibb Co	14,583,985
434,262	*	Endo International plc	29,060,813
5,133	*,e	Foundation Medicine, Inc	132,842
1,494,716		Johnson & Johnson	161,100,490
114,233	*	Mallinckrodt plc	10,529,998
975,803		Merck & Co, Inc	56,538,026
135,241		Perrigo Co plc	21,834,660
2,306,758		Pfizer, Inc	69,087,402
309,309	*	Qiagen NV (NASDAQ)	7,256,389
118,626	*	Salix Pharmaceuticals Ltd	17,064,350
705,340		Zoetis Inc	26,210,434
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	521,873,206

REAL ESTATE - 3.5%
99,561		AvalonBay Communities, Inc	15,515,586
554,231		Brixmor Property Group, Inc	13,501,067
476,643	*	Forest City Enterprises, Inc (Class A)	9,957,072
554,748		Mack-Cali Realty Corp	10,390,430
249,147		Post Properties, Inc	13,937,283
167,312		Potlatch Corp	7,360,055
480,997	*	Realogy Holdings Corp	19,725,687
935,593		Starwood Property Trust, Inc	21,106,978
285,976		Vornado Realty Trust	31,308,653
811,046		Washington Prime Group, Inc	14,298,741
938,940		Weyerhaeuser Co	31,792,509
		TOTAL REAL ESTATE	188,894,061

RETAILING - 2.1%
108,343	e	American Eagle Outfitters, Inc	1,394,374
649,237		Best Buy Co, Inc	22,164,951
468,533		DSW, Inc (Class A)	13,892,003
122,097		Expedia, Inc	10,374,582
1,317,716	*,e	Groupon, Inc	9,632,504
11,589,948	e	Hengdeli Holdings Ltd	1,868,105
25,122,820	*,e	Intime Retail Group Co Ltd	21,879,101
2,152,622	*,e	JC Penney Co, Inc	16,381,453
96,900	*,e	Lifestyle Properties Development Ltd	15,994
289,585		Target Corp	17,902,145
		TOTAL RETAILING	115,505,212
33

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.7%
485,935		Applied Materials, Inc	$10,734,304
1,035,842		Broadcom Corp (Class A)	43,381,063
278,676	*	First Solar, Inc	16,414,016
710,222		Intel Corp	24,154,650
276,050	*,e	Mellanox Technologies Ltd	12,364,279
2,631,250	*	ON Semiconductor Corp	21,813,063
930,729		Teradyne, Inc	17,125,414
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	145,986,789

SOFTWARE & SERVICES - 4.7%
54,950	*	Alibaba Group Holding Ltd (ADR)	5,418,070
399,421	*	Autodesk, Inc	22,982,684
234,290	*	Citrix Systems, Inc	15,048,447
111,767		DST Systems, Inc	10,768,751
646,860	*	Fortinet, Inc	16,850,703
1,765,498		Microsoft Corp	82,890,131
288,509	*	Rackspace Hosting, Inc	11,067,205
236,604	*,e	VistaPrint Ltd	15,819,343
1,203,162	*	Yahoo!, Inc	55,405,610
4,772,885	*	Zynga, Inc	12,170,857
		TOTAL SOFTWARE & SERVICES	248,421,801

TECHNOLOGY HARDWARE & EQUIPMENT - 4.2%
329,247	*,e	Ciena Corp	5,518,180
2,192,609		Cisco Systems, Inc	53,653,142
441,583		Corning, Inc	9,021,541
1,104,089		EMC Corp	31,720,477
1,289,770		Hewlett-Packard Co	46,276,948
1,046,062	*	JDS Uniphase Corp	14,079,995
530,992		Juniper Networks, Inc	11,188,001
4,450,842		Nokia Corp	36,808,463
201,516		Seagate Technology, Inc	12,661,250
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	220,927,997

TELECOMMUNICATION SERVICES - 3.4%
2,360,129		AT&T, Inc	82,226,894
4,260,749	e	Frontier Communications Corp	27,865,299
974,901	*	Level 3 Communications, Inc	45,732,606
544,037		Telephone & Data Systems, Inc	13,949,109
2,604,115		Vodafone Group plc	8,659,865
		TOTAL TELECOMMUNICATION SERVICES	178,433,773

TRANSPORTATION - 2.9%
674,589		American Airlines Group, Inc	27,894,255
726,667	*,b,m	AMR Corp (Escrow)	7,267
750,871		Con-Way, Inc	32,565,275
626,233		CSX Corp	22,312,682
156,591		FedEx Corp	26,213,333
34

TIAA-CREF FUNDS - Large-Cap Value Fund

SHARES		COMPANY	VALUE

1,060,684	*	Hertz Global Holdings, Inc	$23,250,193
300,649	*	UAL Corp	15,877,274
346,471	*,e	UTI Worldwide, Inc	3,786,928
		TOTAL TRANSPORTATION	151,907,207

UTILITIES - 4.0%
870,516	*	Calpine Corp	19,865,175
1,028,203		Centerpoint Energy, Inc	25,242,384
301,782		Duke Energy Corp	24,791,391
228,320		Edison International	14,288,266
1,044,680		Exelon Corp	38,224,841
204,552		FirstEnergy Corp	7,637,972
377,524		NextEra Energy, Inc	37,835,455
568,853		NRG Energy, Inc	17,054,213
243,425		PG&E Corp	12,249,146
122,682		Sempra Energy	13,495,020
		TOTAL UTILITIES	210,683,864

		TOTAL COMMON STOCKS	5,304,214,568
		(Cost $4,337,968,847)

SHORT-TERM INVESTMENTS - 5.0%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.0%
262,541,188	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	262,541,188
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	262,541,188

		TOTAL SHORT-TERM INVESTMENTS	262,541,188
		(Cost $262,541,188)
		TOTAL INVESTMENTS - 104.8%	5,566,755,756
		(Cost $4,600,510,035)
		OTHER ASSETS & LIABILITIES, NET - (4.8)%	(252,557,735)
		NET ASSETS - 100.0%	$5,314,198,021

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing.
a	Affiliated holding.
b	In bankruptcy.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $260,679,999.
m	Indicates a security that has been deemed illiquid.
35

TIAA-CREF FUNDS - Mid-Cap Growth Fund

TIAA-CREF FUNDS
MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 96.3%

AUTOMOBILES & COMPONENTS - 1.7%
152,824		Delphi Automotive plc	$10,541,800
20,646	*,e	Mobileye NV	1,073,798
70,620	*,e	Tesla Motors, Inc	17,068,854
		TOTAL AUTOMOBILES & COMPONENTS	28,684,452

BANKS - 1.0%
1,153,147		Investors Bancorp, Inc	12,396,330
36,999	*	Signature Bank	4,481,689
		TOTAL BANKS	16,878,019

CAPITAL GOODS - 9.1%
372,794		Ametek, Inc	19,441,207
445,716		Fortune Brands Home & Security, Inc	19,277,217
643,609		Masco Corp	14,204,451
141,762	*	Middleby Corp	12,545,937
96,732		Parker Hannifin Corp	12,287,866
197,577	*,e	Proto Labs, Inc	12,915,608
88,434	p	Rockwell Automation, Inc	9,935,560
118,440	p	Roper Industries, Inc	18,749,052
438,100	*	Spirit Aerosystems Holdings, Inc (Class A)	17,234,854
182,460		Timken Co	7,843,955
72,162		TransDigm Group, Inc	13,496,459
		TOTAL CAPITAL GOODS	157,932,166

COMMERCIAL & PROFESSIONAL SERVICES - 0.9%
124,316	*	Stericycle, Inc	15,663,816
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	15,663,816

CONSUMER DURABLES & APPAREL - 7.0%
177,644		Carter’s, Inc	13,879,326
679,308		DR Horton, Inc	15,481,429
354,548		Hasbro, Inc	20,397,146
259,757	*	Michael Kors Holdings Ltd	20,414,303
127,473		Phillips-Van Heusen Corp	14,576,538
102,232		Polaris Industries, Inc	15,422,720
308,736		VF Corp	20,895,252
		TOTAL CONSUMER DURABLES & APPAREL	121,066,714

CONSUMER SERVICES - 3.6%
318,000	e	Burger King Worldwide, Inc	10,392,240
27,461	*	Chipotle Mexican Grill, Inc (Class A)	17,520,118
272,945	*,e	Chuy’s Holdings, Inc	8,163,785
465,535	*	Del Frisco’s Restaurant Group, Inc	10,809,723
36

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

150,000		Marriott International, Inc (Class A)	$11,362,500
127,500	*,e	Zoe’s Kitchen, Inc	4,648,650
		TOTAL CONSUMER SERVICES	62,897,016

DIVERSIFIED FINANCIALS - 7.2%
201,958		CBOE Holdings, Inc	11,903,405
505,391	e	iShares Russell Midcap Growth Index Fund	45,899,611
247,806		Lazard Ltd (Class A)	12,194,533
291,375		McGraw-Hill Financial, Inc	26,363,610
281,407		Moody’s Corp	27,924,016
		TOTAL DIVERSIFIED FINANCIALS	124,285,175

ENERGY - 4.9%
190,054	*	Cheniere Energy, Inc	14,254,050
164,027	*	Concho Resources, Inc	17,883,864
231,368		EQT Corp	21,757,847
258,917		Noble Energy, Inc	14,921,387
283,669	*	Southwestern Energy Co	9,222,079
257,190		Superior Energy Services	6,468,328
		TOTAL ENERGY	84,507,555

FOOD, BEVERAGE & TOBACCO - 6.9%
271,056	*	Constellation Brands, Inc (Class A)	24,812,466
103,057	p	Keurig Green Mountain, Inc	15,638,900
343,811		Kroger Co	19,153,711
249,104		Lorillard, Inc	15,319,896
227,357		Mead Johnson Nutrition Co	22,578,824
85,000	*	Monster Beverage Corp	8,574,800
375,000	*	WhiteWave Foods Co (Class A)	13,961,250
		TOTAL FOOD, BEVERAGE & TOBACCO	120,039,847

HEALTH CARE EQUIPMENT & SERVICES - 5.0%
188,044	*	Acadia Healthcare Co, Inc	11,668,130
290,612	*,e	Air Methods Corp	13,725,605
268,000	*	Cerner Corp	16,975,120
288,597	*	Envision Healthcare Holdings, Inc	10,086,465
358,483	*	Insulet Corp	15,475,711
282,912	*	Pediatrix Medical Group, Inc	17,662,196
173,609	*,e	Trupanion, Inc	1,156,236
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	86,749,463

HOUSEHOLD & PERSONAL PRODUCTS - 0.9%
212,226		Church & Dwight Co, Inc	15,367,285
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	15,367,285

MATERIALS - 3.6%
654,619	*	Berry Plastics Group, Inc	17,033,186
120,300		Methanex Corp (New)	7,138,602
180,000		RPM International, Inc	8,154,000
174,800	p	US Silica Holdings Inc	7,848,520
125,000		Valspar Corp	10,270,000
37

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

124,023	*	WR Grace & Co	$11,732,576
		TOTAL MATERIALS	62,176,884

MEDIA - 1.9%
222,653	*	AMC Networks, Inc	13,503,904
202,890	*	DISH Network Corp (Class A)	12,913,949
375,040	*	Eros International plc	6,923,238
		TOTAL MEDIA	33,341,091

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.2%
271,705		Agilent Technologies, Inc	15,019,852
390,974	*	Alkermes plc	19,763,736
150,000	*	BioMarin Pharmaceuticals, Inc	12,375,000
146,591	*	Endo International plc	9,809,870
68,395	*	Illumina, Inc	13,171,509
125,000	*	Mallinckrodt plc	11,522,500
213,951	*	Mylan Laboratories, Inc	11,457,076
87,266	*	Salix Pharmaceuticals Ltd	12,553,214
165,934	*	Vertex Pharmaceuticals, Inc	18,690,806
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	124,363,563

RETAILING - 9.3%
105,012		Advance Auto Parts, Inc	15,432,564
46,616	*,p	AutoZone, Inc	25,802,888
109,214	p	Expedia, Inc	9,279,913
296,777	*,e	Groupon, Inc	2,169,440
291,188	*	HomeAway, Inc	10,162,461
367,956		Macy’s, Inc	21,275,216
32,261	*	NetFlix, Inc	12,671,153
132,915	*	O’Reilly Automotive, Inc	23,377,090
50,000	*,e	Restoration Hardware Holdings, Inc	4,016,000
86,000		Signet Jewelers Ltd	10,320,860
197,632		Tractor Supply Co	14,470,615
55,336	*	Ulta Salon Cosmetics & Fragrance, Inc	6,685,142
24,496	*,e	Vipshop Holdings Ltd (ADR)	5,616,688
16,906	*,e	Wayfair, Inc	424,341
		TOTAL RETAILING	161,704,371

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.9%
200,445		Avago Technologies Ltd	17,288,381
238,081	*,p	Cavium Networks, Inc	12,215,936
397,271		ChipMOS TECHNOLOGIES Bermuda Ltd	8,533,381
70,000		Lam Research Corp	5,450,200
210,000	*,e	Mellanox Technologies Ltd	9,405,900
219,126	e	Microchip Technology, Inc	9,446,522
137,248	*,p	NXP Semiconductor NV	9,423,448
630,000	*	SunEdison, Inc	12,291,300
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	84,055,068

SOFTWARE & SERVICES - 12.9%
405,057		Activision Blizzard, Inc	8,080,887
38

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	VALUE

65,059	*	Alliance Data Systems Corp	$18,434,468
240,858	*	Autodesk, Inc	13,858,969
204,694	*	DealerTrack Holdings, Inc	9,630,853
145,202	*	FleetCor Technologies, Inc	21,861,613
586,979	*	Fortinet, Inc	15,290,803
223,981	*	Guidewire Software, Inc	11,185,611
238,249		Intuit, Inc	20,968,294
81,000	*	LinkedIn Corp	18,545,760
640,589	*	QLIK Technologies, Inc	18,160,698
242,553	*	Red Hat, Inc	14,291,223
77,037	*	ServiceNow, Inc	5,233,124
255,000	*	Twitter, Inc	10,574,850
552,924	*	Vantiv, Inc	17,096,410
102,498	*	Workday, Inc	9,786,509
166,798	*,e	Yelp, Inc	10,007,880
		TOTAL SOFTWARE & SERVICES	223,007,952

TECHNOLOGY HARDWARE & EQUIPMENT - 3.7%
449,907	*,e	Ciena Corp	7,540,441
162,943	*	Electronics for Imaging, Inc	7,449,754
46,823	*,p	F5 Networks, Inc	5,758,292
91,088	*	Palo Alto Networks, Inc	9,628,002
125,000		SanDisk Corp	11,767,500
92,689	*,e	Stratasys Ltd	11,156,048
110,300		Western Digital Corp	10,850,211
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	64,150,248

TELECOMMUNICATION SERVICES - 2.4%
388,218	*	Level 3 Communications, Inc	18,211,306
206,273	*	SBA Communications Corp (Class A)	23,170,646
		TOTAL TELECOMMUNICATION SERVICES	41,381,952

TRANSPORTATION - 2.2%
215,000	p	CH Robinson Worldwide, Inc	14,880,150
100,000		Ryder System, Inc	8,847,000
185,541	*	Spirit Airlines, Inc	13,564,903
		TOTAL TRANSPORTATION	37,292,053

		TOTAL COMMON STOCKS	1,665,544,690
		(Cost $1,378,801,345)

PURCHASED OPTIONS - 0.0%

RETAILING - 0.0%
100,000		Expedia, Inc	4,000
		TOTAL RETAILING	4,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
120,000		NXP Semiconductor NV	94,800
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	94,800

39

TIAA-CREF FUNDS - Mid-Cap Growth Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
100,000		F5 Networks, Inc			$1,000
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			1,000

		TOTAL PURCHASED OPTIONS			99,800
		(Cost $840,266)

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 10.2%
GOVERNMENT AGENCY DEBT - 0.8%
$13,638,000		Federal Home Loan Bank (FHLB)	0.060%	12/19/14	13,636,909
		TOTAL GOVERNMENT AGENCY DEBT			13,636,909

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 9.4%
163,569,035	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			163,569,035
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			163,569,035

		TOTAL SHORT-TERM INVESTMENTS			177,205,944
		(Cost $177,205,944)
		TOTAL INVESTMENTS - 106.5%			1,842,850,434
		(Cost $1,556,847,555)
		OTHER ASSETS & LIABILITIES, NET - (6.5)%			(112,866,724)
		NET ASSETS - 100.0%			$1,729,983,710

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $164,124,651.
p	All or a portion of these securities have been segregated by the custodian to cover requirements on open written options contracts.
40

TIAA-CREF FUNDS - Mid-Cap Value Fund

TIAA-CREF FUNDS

MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.5%

AUTOMOBILES & COMPONENTS - 1.1%
155,000	e	Autoliv, Inc	$14,219,700
200,000		Lear Corp	18,500,000
133,000		Magna International, Inc (Class A) (NY)	13,128,430
130,000	*	TRW Automotive Holdings Corp	13,175,500
		TOTAL AUTOMOBILES & COMPONENTS	59,023,630

BANKS - 7.0%
659,627		BankUnited	19,722,847
559,950		CIT Group, Inc	27,398,354
76,787		Cullen/Frost Bankers, Inc	6,205,157
417,507		East West Bancorp, Inc	15,347,557
566,637	*	Essent Group Ltd	13,791,945
2,406,802		Fifth Third Bancorp	48,111,972
609,068		First Horizon National Corp	7,832,614
3,389,170		Huntington Bancshares, Inc	33,586,675
1,322,738		Investors Bancorp, Inc	14,219,434
3,222,167		Keycorp	42,532,604
227,105	e	M&T Bank Corp	27,747,689
2,701,512		Regions Financial Corp	26,826,014
874,308		SunTrust Banks, Inc	34,220,415
673,624		Synovus Financial Corp	17,083,105
982,368		TCF Financial Corp	15,177,586
303,552		Zions Bancorporation	8,793,901
		TOTAL BANKS	358,597,869

CAPITAL GOODS - 4.8%
124,369	*	Armstrong World Industries, Inc	6,021,947
265,239		Crane Co	16,537,652
309,445		Exelis, Inc	5,523,593
240,015		Fortune Brands Home & Security, Inc	10,380,649
165,000		Hubbell, Inc (Class B)	18,712,650
211,209	*	Ingersoll-Rand plc	13,225,908
440,027		ITT Corp	19,827,617
240,680		KBR, Inc	4,592,174
510,033		Masco Corp	11,256,428
520,655		Paccar, Inc	34,009,185
147,356		Rockwell Collins, Inc	12,400,007
152,267		SPX Corp	14,433,389
41

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

270,017		Terex Corp	$7,768,389
618,892		Textron, Inc	25,702,585
17,191	*	Vectrus, Inc	420,148
260,000	*	WABCO Holdings, Inc	25,318,800
121,813		Westinghouse Air Brake Technologies Corp	10,512,462
284,887		Xylem, Inc	10,358,491
		TOTAL CAPITAL GOODS	247,002,074

COMMERCIAL & PROFESSIONAL SERVICES - 0.3%
451,889		Republic Services, Inc	17,352,538
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	17,352,538

CONSUMER DURABLES & APPAREL - 2.0%
785,895		DR Horton, Inc	17,910,547
442,066	*	Jarden Corp	28,774,076
303,719		Mattel, Inc	9,436,549
830,052		Newell Rubbermaid, Inc	27,665,633
6,500	*	NVR, Inc	7,979,270
100,000		Phillips-Van Heusen Corp	11,435,000
		TOTAL CONSUMER DURABLES & APPAREL	103,201,075

CONSUMER SERVICES - 1.8%
192,572		ARAMARK Holdings Corp	5,374,685
433,259	e	Burger King Worldwide, Inc	14,158,904
373,300	e	Darden Restaurants, Inc	19,329,474
1,350,086	*	Denny’s Corp	11,637,741
455,606		Extended Stay America, Inc	10,506,274
320,022		Interval Leisure Group, Inc	6,733,263
294,710		Marriott International, Inc (Class A)	22,324,283
		TOTAL CONSUMER SERVICES	90,064,624

DIVERSIFIED FINANCIALS - 4.1%
78,590	*	Affiliated Managers Group, Inc	15,701,496
228,299	*	Ally Financial, Inc	5,182,387
480,378		Ameriprise Financial, Inc	60,609,292
540,302		Blackstone Group LP	16,273,896
247,557		Discover Financial Services	15,789,186
1,227,960	*	E*Trade Financial Corp	27,383,508
139,155	*	FNFV Group	1,870,243
717,129		Invesco Ltd	29,022,211
281,414		Lazard Ltd (Class A)	13,848,383
445,027		Raymond James Financial, Inc	24,979,366
		TOTAL DIVERSIFIED FINANCIALS	210,659,968

ENERGY - 8.2%
467,000		Anadarko Petroleum Corp	42,861,260
188,000		Apache Corp	14,513,600
42

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

633,627		Baker Hughes, Inc	$33,556,886
432,115		Capital Product Partners LP	3,988,422
445,000		Consol Energy, Inc	16,376,000
180,000	*	Dresser-Rand Group, Inc	14,706,000
137,532	*	Dril-Quip, Inc	12,371,004
186,650		Energen Corp	12,636,205
294,710		EQT Corp	27,714,528
800,000		Gibson Energy, Inc	23,267,823
491,185		Nabors Industries Ltd	8,767,652
492,000		Noble Energy, Inc	28,353,960
127,707		Oceaneering International, Inc	8,973,971
163,363	*	Oneok, Inc	9,628,615
53,000		Pioneer Natural Resources Co	10,020,180
196,473		Questar Market Resources, Inc	4,925,578
726,952		Rowan Cos plc	17,643,125
180,000		SemGroup Corp	13,815,000
97,526	*	Shell Midstream Partners LP	3,285,651
1,571,789		Talisman Energy, Inc (Toronto)	10,027,206
220,000		Targa Resources Investments, Inc	28,298,600
368,388		Tesco Corp	7,014,108
451,889		Tesoro Corp	32,269,393
471,536	*	Weatherford International Ltd	7,742,621
557,831		Williams Cos, Inc	30,965,199
		TOTAL ENERGY	423,722,587

FOOD & STAPLES RETAILING - 0.2%
1,600,000	*	Rite Aid Corp	8,400,000
		TOTAL FOOD & STAPLES RETAILING	8,400,000

FOOD, BEVERAGE & TOBACCO - 3.4%
221,032		Archer Daniels Midland Co	10,388,504
240,680		Ingredion, Inc	18,592,530
272,660		Kroger Co	15,189,889
415,000		Lorillard, Inc	25,522,500
260,000		Molson Coors Brewing Co (Class B)	19,338,800
373,300		Reynolds American, Inc	23,484,303
95,289	e	Sanderson Farms, Inc	8,002,370
1,345,844		Tyson Foods, Inc (Class A)	54,304,805
		TOTAL FOOD, BEVERAGE & TOBACCO	174,823,701

HEALTH CARE EQUIPMENT & SERVICES - 7.3%
862,335	*	Allscripts Healthcare Solutions, Inc	11,831,236
2,583,628	*	Boston Scientific Corp	34,310,580
820,000		Cardinal Health, Inc	64,353,600
859,572	*	CareFusion Corp	49,313,645
451,889		Cigna Corp	44,994,588
43

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

216,121		Healthsouth Corp	$8,716,160
1,056,046	*	Hologic, Inc	27,657,845
235,769		Humana, Inc	32,736,525
510,832		Omnicare, Inc	34,016,303
284,887	*	Tenet Healthcare Corp	15,967,916
255,416		Universal Health Services, Inc (Class B)	26,489,194
257,380		Zimmer Holdings, Inc	28,630,951
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	379,018,543

INSURANCE - 7.7%
319,270		ACE Ltd	34,896,211
343,829		Aon plc	29,569,294
280,017	*	Arch Capital Group Ltd	15,770,557
334,005		Axis Capital Holdings Ltd	16,079,001
880,000		Conseco, Inc	15,954,400
124,761		Everest Re Group Ltd	21,290,465
540,302		FNF Group	16,122,612
1,326,197		Hartford Financial Services Group, Inc	52,490,877
1,252,519	*	Hilltop Holdings, Inc	27,592,994
221,032		ING Canada, Inc	14,820,450
618,892		Marsh & McLennan Cos, Inc	33,649,158
196,473		PartnerRe Ltd	22,729,961
425,026		Principal Financial Group	22,258,612
162,091		RenaissanceRe Holdings Ltd	16,748,863
383,324		UnumProvident Corp	12,826,021
280,017		Validus Holdings Ltd	11,139,076
1,016,751		XL Capital Ltd	34,447,524
		TOTAL INSURANCE	398,386,076

MATERIALS - 5.2%
325,000		Albemarle Corp	18,973,500
216,121		Ashland, Inc	23,356,197
763,942	*	Berry Plastics Group, Inc	19,877,771
275,063		Celanese Corp (Series A)	16,154,450
294,710	*	Crown Holdings, Inc	14,125,450
470,029		Cytec Industries, Inc	21,917,452
785,895	*	Ferro Corp	10,310,942
638,539	*	Louisiana-Pacific Corp	9,322,669
440,027		MeadWestvaco Corp	19,435,993
716,000		Nucor Corp	38,706,960
530,479	*	Owens-Illinois, Inc	13,670,444
120,000		Rockwood Holdings, Inc	9,229,200
152,267		Schweitzer-Mauduit International, Inc	6,556,617
245,592	e	United States Steel Corp	9,833,504
412,595	*	WR Grace & Co	39,031,487
		TOTAL MATERIALS	270,502,636
44

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

MEDIA - 2.1%
859,572	*	DISH Network Corp (Class A)	$54,711,758
1,424,434		Interpublic Group of Cos, Inc	27,619,775
200,012	*	Madison Square Garden, Inc	15,152,909
155,000	*	Tribune Co	10,385,000
		TOTAL MEDIA	107,869,442

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.2%
172,000	*	Actavis plc	41,751,280
559,950		Agilent Technologies, Inc	30,954,036
607,514	*	Biovitrum AB	6,948,324
279,334	*	Mallinckrodt plc	25,749,008
383,123	*	Mylan Laboratories, Inc	20,516,237
330,020		PerkinElmer, Inc	14,329,468
222,998		Perrigo Co plc	36,003,027
268,500	*	Salix Pharmaceuticals Ltd	38,623,725
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	214,875,105

REAL ESTATE - 10.8%
350,022		American Assets Trust,Inc	13,419,843
324,182		AvalonBay Communities, Inc	50,520,523
513,932		Blackstone Mortgage Trust, Inc	14,348,981
281,940		Boston Properties, Inc	35,735,895
890,000		Brixmor Property Group, Inc	21,680,400
1,455,000		DDR Corp	26,393,700
382,664		Gaming and Leisure Properties, Inc	11,958,250
1,079,793		General Growth Properties, Inc	27,977,437
1,420,088		Host Marriott Corp	33,102,251
564,861		Kennedy-Wilson Holdings, Inc	15,302,084
375,024		Kilroy Realty Corp	25,404,126
755,048		Kimco Realty Corp	18,838,448
235,769		Macerich Co	16,621,715
569,773		Mack-Cali Realty Corp	10,671,848
2,357,684		MFA Mortgage Investments, Inc	19,757,392
501,008		Pennsylvania REIT	10,736,601
987,280		Prologis, Inc	41,120,212
221,032		SL Green Realty Corp	25,573,402
982,368		Starwood Property Trust, Inc	22,162,222
103,006		Taubman Centers, Inc	7,833,606
1,306,550		Two Harbors Investment Corp	13,235,352
481,360		Vornado Realty Trust	52,699,293
970,000		Washington Prime Group, Inc	17,101,100
648,363		Weingarten Realty Investors	23,503,159
		TOTAL REAL ESTATE	555,697,840
45

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

RETAILING - 3.5%
305,000	e	Abercrombie & Fitch Co (Class A)	$10,211,400
70,000		Advance Auto Parts, Inc	10,287,200
496,096	*	Ann Taylor Stores Corp	19,045,125
854,661		Best Buy Co, Inc	29,178,127
385,000		Big Lots, Inc	17,575,250
510,000		DSW, Inc (Class A)	15,121,500
1,208,313	*	Liberty Interactive Corp	31,585,302
171,785	*	Liberty Ventures	6,029,653
476,448		Macy’s, Inc	27,548,223
1,105,164		Staples, Inc	14,013,480
		TOTAL RETAILING	180,595,260

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
1,056,046		Applied Materials, Inc	23,328,056
176,826		Avago Technologies Ltd	15,251,243
373,300		Lam Research Corp	29,065,138
1,208,313	*	Micron Technology, Inc	39,983,077
392,947	*	NXP Semiconductor NV	26,979,741
579,598		Teradyne, Inc	10,664,603
195,000		Xilinx, Inc	8,673,600
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	153,945,458

SOFTWARE & SERVICES - 1.5%
609,068		CA, Inc	17,699,516
167,003	*	Citrix Systems, Inc	10,726,603
3,782,118		Xerox Corp	50,226,527
		TOTAL SOFTWARE & SERVICES	78,652,646

TECHNOLOGY HARDWARE & EQUIPMENT - 4.7%
426,727	*	Arrow Electronics, Inc	24,263,697
475,135		Avnet, Inc	20,549,589
1,460,000		Brocade Communications Systems, Inc	15,665,800
471,536	*,e	Ciena Corp	7,902,943
1,596,348	*	JDS Uniphase Corp	21,486,844
491,185		Juniper Networks, Inc	10,349,268
402,771		NetApp, Inc	17,238,599
603,941		Seagate Technology, Inc	37,945,613
785,895		TE Connectivity Ltd	48,041,762
412,595		Western Digital Corp	40,586,970
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	244,031,085

TELECOMMUNICATION SERVICES - 1.0%
638,539	*	Level 3 Communications, Inc	29,953,864
471,536		Telephone & Data Systems, Inc	12,090,183
337,352	*	T-Mobile US, Inc	9,847,305
		TOTAL TELECOMMUNICATION SERVICES	51,891,352
46

TIAA-CREF FUNDS - Mid-Cap Value Fund

SHARES		COMPANY	VALUE

TRANSPORTATION - 2.5%
210,000		Alaska Air Group, Inc	$11,178,300
425,000		American Airlines Group, Inc	17,573,750
230,000	*	Avis Budget Group, Inc	12,822,500
231,132		Costamare, Inc	4,754,385
690,000		CSX Corp	24,584,700
365,000		Delta Air Lines, Inc	14,683,950
100,007		Kansas City Southern Industries, Inc	12,279,860
200,000		Ryder System, Inc	17,694,000
545,716		Safe Bulkers, Inc	2,914,123
235,769	*	UAL Corp	12,450,961
		TOTAL TRANSPORTATION	130,936,529

UTILITIES - 11.1%
392,947		American Water Works Co, Inc	20,971,581
805,542	*	Calpine Corp	18,382,469
1,377,086		Centerpoint Energy, Inc	33,807,461
835,013		CMS Energy Corp	27,279,875
535,391		DTE Energy Co	43,987,725
854,661		Edison International	53,484,685
165,011		National Fuel Gas Co	11,423,712
903,778		NiSource, Inc	38,012,903
329,249		Northeast Utilities	16,248,438
375,024		NorthWestern Corp	19,816,268
766,248		NRG Energy, Inc	22,972,115
717,129		OGE Energy Corp	26,741,740
306,099		PG&E Corp	15,402,902
1,159,194		PPL Corp	40,560,198
893,955		Public Service Enterprise Group, Inc	36,929,281
360,022		Questar Corp	8,680,130
643,451		Sempra Energy	70,779,610
410,000		Southwest Gas Corp	23,816,900
304,534		UIL Holdings Corp	12,528,529
982,368		Xcel Energy, Inc	32,879,857
		TOTAL UTILITIES	574,706,379

		TOTAL COMMON STOCKS	5,033,956,417
		(Cost $3,559,748,159)

47

TIAA-CREF FUNDS - Mid-Cap Value Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

SHORT-TERM INVESTMENTS - 3.6%
GOVERNMENT AGENCY DEBT - 1.9%
$4,400,000		Federal Home Loan Bank (FHLB)	0.045%	12/03/14	$4,399,824
40,000,000		Federal Home Loan Bank (FHLB)	0.060	12/17/14	39,996,933
16,000,000		Federal Home Loan Bank (FHLB)	0.060	12/19/14	15,998,720
36,210,000		Federal Home Loan Mortgage Corp (FHLMC)	0.045	11/26/14	36,208,869
		TOTAL GOVERNMENT AGENCY DEBT			96,604,346

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.7%
87,560,342	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			87,560,342
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			87,560,342

		TOTAL SHORT-TERM INVESTMENTS			184,164,688
		(Cost $184,164,688)
		TOTAL INVESTMENTS - 101.1%			5,218,121,105
		(Cost $3,743,912,847)
		OTHER ASSETS & LIABILITIES, NET - (1.1)%			(54,936,093)
		NET ASSETS - 100.0%			$5,163,185,012

Abbreviation(s):
REIT	Real Estate Investment Trust

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $87,194,910.
48

TIAA-CREF FUNDS - Small-Cap Equity Fund

TIAA-CREF FUNDS

SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.6%

AUTOMOBILES & COMPONENTS - 0.7%
358,674	*	Tenneco, Inc	$18,780,171
		TOTAL AUTOMOBILES & COMPONENTS	18,780,171

BANKS - 9.1%
165,743		Banner Corp	7,163,412
664,712		Boston Private Financial Holdings, Inc	8,740,963
756,911		Brookline Bancorp, Inc	7,258,777
1,085,349		Capitol Federal Financial	13,903,321
703,975		Cathay General Bancorp	18,591,980
627,200		First Commonwealth Financial Corp	5,864,320
750,011		FirstMerit Corp	13,762,702
722,361	e	Home Loan Servicing Solutions Ltd	13,876,555
1,535,584		Investors Bancorp, Inc	16,507,528
1,312,098	*	MGIC Investment Corp	11,703,914
1,100,179		National Penn Bancshares, Inc	11,320,842
458,542		Oritani Financial Corp	6,772,665
483,857		PrivateBancorp, Inc	15,638,258
334,143		Prosperity Bancshares, Inc	20,178,896
737,245		Provident Financial Services, Inc	13,439,976
823,670	e	Radian Group, Inc	13,878,839
374,918		Sterling Bancorp/DE	5,271,347
1,018,600		Susquehanna Bancshares, Inc	9,992,466
426,075		Webster Financial Corp	13,353,191
495,400	*	Western Alliance Bancorp	13,187,548
		TOTAL BANKS	240,407,500

CAPITAL GOODS - 8.7%
263,660		Actuant Corp (Class A)	8,355,385
109,830		Acuity Brands, Inc	15,313,597
220,975	*	Aerovironment, Inc	6,772,884
188,774	*	American Woodmark Corp	7,722,744
141,100		Apogee Enterprises, Inc	6,194,290
300,842		Applied Industrial Technologies, Inc	14,684,098
158,100		Clarcor, Inc	10,586,376
344,370		Comfort Systems USA, Inc	5,289,523
114,589		Curtiss-Wright Corp	7,930,705
98,882	*	DXP Enterprises, Inc	6,554,888
303,286		EMCOR Group, Inc	13,384,011
168,693		EnerSys	10,593,920
224,200	*,e	Enphase Energy, Inc	3,367,484
73,280		Graco, Inc	5,752,480
238,821	*	Hexcel Corp	10,004,212
81,704		LB Foster Co (Class A)	4,419,369
68,700		Lennox International, Inc	6,108,804
49

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

245,618		Mueller Industries, Inc	$7,972,760
532,777	*	Orbital Sciences Corp	14,012,035
75,777	*,e	Proto Labs, Inc	4,953,542
708,975	*,e	Taser International, Inc	13,357,089
177,800	*	Teledyne Technologies, Inc	18,425,414
119,927		Tennant Co	8,842,218
133,550		Universal Forest Products, Inc	6,673,494
140,370	*	WABCO Holdings, Inc	13,669,231
		TOTAL CAPITAL GOODS	230,940,553

COMMERCIAL & PROFESSIONAL SERVICES - 4.1%
233,980		ABM Industries, Inc	6,467,207
190,726	e	American Ecology Corp	9,589,703
274,367		Herman Miller, Inc	8,779,744
220,603		HNI Corp	10,291,130
184,890	*	Huron Consulting Group, Inc	12,870,193
405,186	*	Korn/Ferry International	11,316,845
375,055		Rollins, Inc	11,953,003
545,927	*	TrueBlue, Inc	13,495,315
185,866		Viad Corp	4,741,442
333,875	*	WageWorks, Inc	19,034,214
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	108,538,796

CONSUMER DURABLES & APPAREL - 1.6%
430,750		Brunswick Corp	20,159,100
495,873	*	CROCS, Inc	5,791,796
238,100		La-Z-Boy, Inc	5,442,966
113,093		Movado Group, Inc	3,992,183
229,605	*	Steven Madden Ltd	7,198,117
		TOTAL CONSUMER DURABLES & APPAREL	42,584,162

CONSUMER SERVICES - 4.4%
611,019	*	Belmond Ltd.	7,002,278
145,140		DineEquity, Inc	12,911,654
86,665		Domino’s Pizza, Inc	7,694,985
217,812	*	Grand Canyon Education, Inc	10,433,195
229,749	*	Hyatt Hotels Corp	13,605,736
115,100		Jack in the Box, Inc	8,176,704
206,918		Marriott Vacations Worldwide Corp	14,368,386
151,129	*	Multimedia Games, Inc	5,274,402
123,200	*	Popeyes Louisiana Kitchen, Inc	5,710,320
636,449		Service Corp International	13,919,139
13,587		Texas Roadhouse, Inc (Class A)	392,257
184,200		Vail Resorts, Inc	15,907,512
		TOTAL CONSUMER SERVICES	115,396,568

DIVERSIFIED FINANCIALS - 1.2%
143,274		Cash America International, Inc	7,041,917
203,152		Evercore Partners, Inc (Class A)	10,517,179
53,000	e	iShares Russell 2000 Index Fund	6,177,680
496,100		RCS Capital Corp (Class A)	8,141,001
		TOTAL DIVERSIFIED FINANCIALS	31,877,777
50

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

ENERGY - 4.8%
266,600		Alon USA Energy, Inc	$4,276,264
950,300	*,e	Alpha Natural Resources, Inc	1,862,588
260,400	*	C&J Energy Services, Inc	5,028,324
310,702		Delek US Holdings, Inc	10,529,691
333,700		Energy XXI Bermuda Ltd	2,566,153
313,700	e	Green Plains Renewable Energy, Inc	10,728,540
501,468	*	Helix Energy Solutions Group, Inc	13,359,108
887,460	*	Kosmos Energy LLC	8,280,002
1,186,700	*,e	Magnum Hunter Resources Corp	5,506,288
283,555	*	Matrix Service Co	7,105,888
692,046	*	Newpark Resources, Inc	7,910,086
1,008,974	*	Pioneer Energy Services Corp	9,262,381
622,398	*	Renewable Energy Group, Inc	6,553,851
386,200	*	Seventy Seven Energy, Inc	5,047,634
202,784	*	Stone Energy Corp	4,968,208
49,062		Targa Resources Investments, Inc	6,310,845
924,929	*	Vaalco Energy, Inc	6,862,973
349,088		W&T Offshore, Inc	3,173,210
174,100		Western Refining, Inc	7,937,219
		TOTAL ENERGY	127,269,253

FOOD & STAPLES RETAILING - 0.5%
161,800	*	United Natural Foods, Inc	11,005,636
45,532		Weis Markets, Inc	2,032,548
		TOTAL FOOD & STAPLES RETAILING	13,038,184

FOOD, BEVERAGE & TOBACCO - 1.4%
30,546	e	Cal-Maine Foods, Inc	2,681,634
130,301		Fresh Del Monte Produce, Inc	4,183,965
93,778		J&J Snack Foods Corp	9,661,947
135,865	e	Sanderson Farms, Inc	11,409,943
122,477	*	TreeHouse Foods, Inc	10,431,366
		TOTAL FOOD, BEVERAGE & TOBACCO	38,368,855

HEALTH CARE EQUIPMENT & SERVICES - 6.2%
209,370	*	Align Technology, Inc	11,017,049
575,424	*	AMN Healthcare Services, Inc	9,868,522
182,412	*	Amsurg Corp	9,852,072
209,900	*	Angiodynamics, Inc	3,568,300
86,791	*	Anika Therapeutics, Inc	3,483,791
156,692		Computer Programs & Systems, Inc	9,868,462
111,235	*	Cyberonics, Inc	5,839,837
283,149	*	Cynosure, Inc (Class A)	7,160,838
936,247	*	Five Star Quality Care, Inc	3,866,700
285,809	*	HealthStream, Inc	8,848,647
103,143	*	ICU Medical, Inc	7,312,839
190,248	*	Medidata Solutions, Inc	8,582,087
236,239	*	Natus Medical, Inc	8,032,126
245,690	*	NuVasive, Inc	10,048,721
51

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

243,916	*	Omnicell, Inc	$7,880,926
750,245	*	OraSure Technologies, Inc	6,714,693
282,843	*	PharMerica Corp	8,114,766
549,838		Quality Systems, Inc	8,308,052
413,300		Select Medical Holdings Corp	5,959,786
158,700	*	Team Health Holdings, Inc	9,925,098
155,074	*	Thoratec Corp	4,214,911
101,333	*	WellCare Health Plans, Inc	6,877,471
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	165,345,694

INSURANCE - 3.2%
55,600	e	Amtrust Financial Services, Inc	2,494,772
251,737		Aspen Insurance Holdings Ltd	10,983,285
68,500		Endurance Specialty Holdings Ltd	3,969,575
269,665	e	HCI Group, Inc	13,709,769
763,310		Maiden Holdings Ltd	9,121,554
837,892	*	MBIA, Inc	8,177,826
297,690		Montpelier Re Holdings Ltd	9,865,447
220,996		Primerica, Inc	11,303,945
500,102	*	Third Point Reinsurance Ltd	7,651,561
170,700		Validus Holdings Ltd	6,790,446
		TOTAL INSURANCE	84,068,180

MATERIALS - 4.5%
154,275		A. Schulman, Inc	5,462,878
45,269		Ampco-Pittsburgh Corp	986,411
80,680		Balchem Corp	5,219,996
551,200	*	Berry Plastics Group, Inc	14,342,224
353,484	*	Boise Cascade Co	12,746,633
463,680	*	Coeur d’Alene Mines Corp	1,715,616
349,981		Globe Specialty Metals, Inc	6,583,143
245,340		Minerals Technologies, Inc	18,820,031
158,480		OM Group, Inc	4,125,234
78,732		Quaker Chemical Corp	6,462,322
546,976	*	Resolute Forest Products	10,151,875
196,105	*	RTI International Metals, Inc	4,618,273
295,214		Schnitzer Steel Industries, Inc (Class A)	6,952,290
202,300	e	US Silica Holdings Inc	9,083,270
305,057		Worthington Industries, Inc	11,790,453
		TOTAL MATERIALS	119,060,649

MEDIA - 1.7%
244,325		Cinemark Holdings, Inc	8,629,559
535,861	*	Journal Communications, Inc (Class A)	5,256,796
153,767		Lamar Advertising Co (Class A)	7,942,066
518,680	*	Live Nation, Inc	13,485,680
413,700	*	Time, Inc	9,345,483
		TOTAL MEDIA	44,659,584

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.1%
238,900	*,e	Acadia Pharmaceuticals, Inc	6,617,530
45,685	*,e	Acceleron Pharma, Inc	1,689,431
52

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

376,100	*,e	Achillion Pharmaceuticals, Inc	$4,419,175
246,600	*	Acorda Therapeutics, Inc	8,586,612
636,648	*,e	Affymetrix, Inc	5,736,199
52,700	*,e	Alnylam Pharmaceuticals, Inc	4,887,398
163,079	*,e	AMAG Pharmaceuticals, Inc	5,383,238
575,300	*,e	Arena Pharmaceuticals, Inc	2,508,308
180,000	*,e	Arrowhead Research Corp	1,173,600
476,542	*	AVANIR Pharmaceuticals, Inc	6,166,453
354,901	*	Cambrex Corp	7,481,313
107,296	*,e	Cara Therapeutics Inc	966,737
275,800	*	Catalent, Inc	7,179,074
81,200	*,e	Celldex Therapeutics, Inc	1,360,100
248,504	*,e	Cepheid, Inc	13,173,197
629,396	*,e	CTI BioPharma Corp	1,535,726
387,776	*,e	Cytokinetics, Inc	1,423,138
634,452	*	Depomed, Inc	9,770,561
631,907	*	Dyax Corp	7,816,690
88,689	*,e	Genomic Health, Inc	3,222,958
296,244	*	Impax Laboratories, Inc	8,582,189
266,200	*	Infinity Pharmaceuticals, Inc	3,625,644
210,800	*	Insmed, Inc	2,991,252
128,439	*,e	Insys Therapeutics, Inc	5,224,256
297,470	*,e	Isis Pharmaceuticals, Inc	13,701,468
51,600	*,e	Karyopharm Therapeutics, Inc	2,119,728
190,100	*	Lannett Co, Inc	10,782,472
398,270	*	Medicines Co	10,084,196
191,082	*	Momenta Pharmaceuticals, Inc	2,084,705
206,119	*	NPS Pharmaceuticals, Inc	5,647,661
106,347	*,e	OncoGenex Pharmaceutical, Inc	238,217
84,700	*	Parexel International Corp	4,600,057
355,344	*	Prestige Brands Holdings, Inc	12,586,284
192,621	*	Prothena Corp plc	4,224,179
45,451	*,e	Puma Biotechnology, Inc	11,390,021
48,100	*	Receptos, Inc	4,985,565
114,581	*	Sagent Pharmaceuticals	3,625,343
432,400	*,e	Spectrum Pharmaceuticals, Inc	3,277,592
96,800	*,e	TESARO, Inc	2,692,976
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	213,561,243

REAL ESTATE - 9.5%
279,300		Aviv REIT, Inc	9,420,789
1,250,382		Cousins Properties, Inc	16,267,470
835,944		CubeSmart	17,596,621
1,250,932		DiamondRock Hospitality Co	17,950,874
586,970		DuPont Fabros Technology, Inc	18,178,461
196,170		EastGroup Properties, Inc	13,508,266
180,587		Entertainment Properties Trust	10,130,931
228,742		Extra Space Storage, Inc	13,303,635
1,121,783		Hersha Hospitality Trust	8,177,798
354,000		LaSalle Hotel Properties	13,880,340
179,263		LTC Properties, Inc	7,518,290
165,700		Potlatch Corp	7,289,143
53

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

121,778		PS Business Parks, Inc	$10,256,143
934,677		RAIT Investment Trust	6,851,182
539,500		Retail Opportunities Investment Corp	8,815,430
484,107		RLJ Lodging Trust	15,597,928
182,800		Ryman Hospitality Properties	9,021,180
93,629		Saul Centers, Inc	5,144,914
206,554		Sovran Self Storage, Inc	17,575,680
1,186,700	*	Strategic Hotels & Resorts, Inc	15,249,095
579,879		Sunstone Hotel Investors, Inc	8,877,947
		TOTAL REAL ESTATE	250,612,117

RETAILING - 4.4%
625,600	e	American Eagle Outfitters, Inc	8,051,472
113,200	*	Asbury Automotive Group, Inc	7,928,528
268,977	*	Barnes & Noble, Inc	5,869,078
203,000	*	Burlington Stores, Inc	8,513,820
119,415		Children’s Place Retail Stores, Inc	5,881,189
569,418	*	Christopher & Banks Corp	3,718,299
220,600		DSW, Inc (Class A)	6,540,790
543,200	*	Express Parent LLC	8,131,704
112,373		Lithia Motors, Inc (Class A)	8,722,392
178,400		Men’s Wearhouse, Inc	8,390,152
1,697,900	*	Office Depot, Inc	8,863,038
807,053	*	Orbitz Worldwide, Inc	6,674,328
234,486		Penske Auto Group, Inc	10,608,147
267,200	*	Select Comfort Corp	6,864,368
93,300	*	Vitamin Shoppe, Inc	4,378,569
227,549	*	Zumiez, Inc	7,595,586
		TOTAL RETAILING	116,731,460

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
198,270	*,e	Ambarella, Inc	8,781,378
172,051	*	Cabot Microelectronics Corp	8,298,020
256,121	*	Cavium Networks, Inc	13,141,568
359,400	*	Cirrus Logic, Inc	6,936,420
275,495	*	Entegris, Inc	3,741,222
1,642,228	*	Entropic Communications, Inc	4,105,570
356,273	*	Integrated Device Technology, Inc	5,846,440
1,637,529	*	Lattice Semiconductor Corp	10,987,820
140,200		Monolithic Power Systems, Inc	6,195,438
440,900	*	Photronics, Inc	3,963,691
1,323,972	*	PMC - Sierra, Inc	10,313,742
914,075	*	Rambus, Inc	10,466,159
1,738,546	*	Silicon Image, Inc	9,318,606
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	102,096,074

SOFTWARE & SERVICES - 9.0%
441,807	*	ACI Worldwide, Inc	8,500,367
305,055	*	Aspen Technology, Inc	11,265,681
309,373	*	Cardtronics, Inc	11,876,830
272,431	*	Constant Contact, Inc	9,633,160
235,900	*	DealerTrack Holdings, Inc	11,099,095
54

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

92,034	*,e	Demandware, Inc	$5,517,438
183,300	*	Euronet Worldwide, Inc	9,837,711
130,200	*	Guidewire Software, Inc	6,502,188
160,100	*	iGate Corp	5,931,705
614,776	*	Liveperson, Inc	8,852,774
272,925	*	LogMeIn, Inc	13,114,046
349,942	*	Manhattan Associates, Inc	14,036,174
176,090	*,e	Marketo, Inc	5,682,424
211,431		MAXIMUS, Inc	10,245,946
86,800	*,e	NeuStar, Inc (Class A)	2,292,388
467,727		NIC, Inc	8,620,209
359,333		Pegasystems, Inc	7,786,746
388,425	*	Progress Software Corp	10,060,208
150,200	*,e	Proofpoint, Inc	6,614,808
280,000	*	QLIK Technologies, Inc	7,938,000
139,900	*	Synchronoss Technologies, Inc	7,228,633
91,574	*	Syntel, Inc	7,931,224
388,796	*	TA Indigo Holding Corp	3,359,198
35,000	*	Tableau Software, Inc	2,890,650
414,463	*	TiVo, Inc	5,408,742
134,944	*	Tyler Technologies, Inc	15,102,932
25,058	*	Ultimate Software Group, Inc	3,771,480
246,038	*	Vasco Data Security International	6,229,682
92,200	*,e	VistaPrint Ltd	6,164,492
58,042	*,e	WebMD Health Corp (Class A)	2,477,233
136,533	*,e	Xoom Corp	2,061,648
		TOTAL SOFTWARE & SERVICES	238,033,812

TECHNOLOGY HARDWARE & EQUIPMENT - 5.3%
216,927	e	Alliance Fiber Optic Products, Inc	2,800,528
585,500	*	Aruba Networks, Inc	12,635,090
425,758	*	Benchmark Electronics, Inc	10,098,980
320,800	*,e	Ciena Corp	5,376,608
377,600	*	CommScope Holding Co, Inc	8,133,504
396,296	*	Immersion Corp	3,336,812
292,853	*	Plexus Corp	12,109,471
1,160,437	*	QLogic Corp	13,704,761
601,800	*	Ruckus Wireless, Inc	7,811,364
627,680	*	Sanmina Corp	15,735,938
1,463,884	*	Sonus Networks, Inc	5,079,677
326,780	*	Super Micro Computer, Inc	10,443,889
136,079	*	Synaptics, Inc	9,311,886
254,149		SYNNEX Corp	17,582,028
223,000	*,e	Universal Display Corp	6,975,440
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	141,135,976

TELECOMMUNICATION SERVICES - 1.2%
1,463,748	*	8x8, Inc	11,505,059
530,068		Inteliquent, Inc	8,921,045
535,709	*	Premiere Global Services, Inc	5,608,873
1,866,140	*	Vonage Holdings Corp	6,494,167
		TOTAL TELECOMMUNICATION SERVICES	32,529,144
55

TIAA-CREF FUNDS - Small-Cap Equity Fund

SHARES		COMPANY	VALUE

TRANSPORTATION - 1.9%
210,226		Arkansas Best Corp	$8,135,746
274,387	*	Echo Global Logistics, Inc	7,169,733
182,350		Landstar System, Inc	13,495,723
391,127		Matson, Inc	11,143,208
31,021		Skywest, Inc	357,362
261,700	*,e	XPO Logistics, Inc	10,447,064
		TOTAL TRANSPORTATION	50,748,836

UTILITIES - 3.3%
372,388		American States Water Co	13,324,043
430,203		Avista Corp	15,250,696
290,355		Black Hills Corp	15,891,129
294,174		California Water Service Group	7,657,349
249,464		Empire District Electric Co	7,094,756
25,000	e	iShares Micro-Cap ETF	1,849,750
134,151		Laclede Group, Inc	6,810,847
212,002		Southwest Gas Corp	12,315,196
201,000		UIL Holdings Corp	8,269,140
		TOTAL UTILITIES	88,462,906

		TOTAL COMMON STOCKS	2,614,247,494
		(Cost $2,225,219,977)

SHORT-TERM INVESTMENTS - 8.9%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 8.9%
234,863,780	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	234,863,780
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	234,863,780

		TOTAL SHORT-TERM INVESTMENTS	234,863,780
		(Cost $234,863,780)
		TOTAL INVESTMENTS - 107.5%	2,849,111,274
		(Cost $2,460,083,757)
		OTHER ASSETS & LIABILITIES, NET - (7.5)%	(198,481,606)
		NET ASSETS - 100.0%	$2,650,629,668

Abbreviation(s):
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $233,979,038.
56

TIAA-CREF FUNDS - Social Choice Equity Fund

TIAA-CREF FUNDS

SOCIAL CHOICE EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 1.9%
130	e	Autoliv, Inc	$11,926
22,477	*	BorgWarner, Inc	1,281,639
7,000		Delphi Automotive plc	482,860
1,288,424		Ford Motor Co	18,153,894
92,177		Harley-Davidson, Inc	6,056,029
303,890		Johnson Controls, Inc	14,358,802
22,556	*	Modine Manufacturing Co	289,393
42,999	*	Tenneco, Inc	2,251,428
37,815	*,e	Tesla Motors, Inc	9,139,886
		TOTAL AUTOMOBILES & COMPONENTS	52,025,857

BANKS - 3.5%
20,257		Associated Banc-Corp	380,832
4,424		Astoria Financial Corp	58,176
4,352		Bank Mutual Corp	28,680
7,468		Bank of Hawaii Corp	437,251
400,600		BB&T Corp	15,174,728
2,381		BBCN Bancorp, Inc	33,667
5,200		Boston Private Financial Holdings, Inc	68,380
1,470		Capitol Federal Financial	18,831
1,120		Cardinal Financial Corp	21,504
690		Cathay General Bancorp	18,223
3,446		Centerstate Banks of Florida, Inc	40,111
46,146		CIT Group, Inc	2,257,924
440		Columbia Banking System, Inc	12,223
65,875		Comerica, Inc	3,144,872
254		Commerce Bancshares, Inc	11,496
797		Community Bank System, Inc	30,406
3,270		Cullen/Frost Bankers, Inc	264,249
3,717		East West Bancorp, Inc	136,637
3,238		Federal Agricultural Mortgage Corp (Class C)	107,825
7,757		First Commonwealth Financial Corp	72,528
1,523		First Community Bancshares, Inc	24,932
6,758		First Interstate Bancsystem, Inc	198,280
910		First Merchants Corp	20,611
574		First Niagara Financial Group, Inc	4,299
201		Flushing Financial Corp	4,048
1,130		FNB Corp	14,453
540		Glacier Bancorp, Inc	15,493
1,279		Hancock Holding Co	45,008
67,943		Huntington Bancshares, Inc	673,315
2,618		IBERIABANK Corp	180,275
57

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

5,708		Investors Bancorp, Inc	$61,361
653,676		Keycorp	8,628,523
4,095		Lakeland Bancorp, Inc	45,004
111,679	e	M&T Bank Corp	13,644,940
17,553	*	MGIC Investment Corp	156,573
1,360		National Penn Bancshares, Inc	13,994
310		NBT Bancorp, Inc	7,961
56,570	e	New York Community Bancorp, Inc	902,291
2,082		Northfield Bancorp, Inc	29,648
11,696		OFG Bancorp	182,107
7,838		Old National Bancorp	114,043
8,836		PacWest Bancorp	376,944
2,510	e	Peoples Bancorp, Inc	61,871
982	e	People’s United Financial, Inc	14,357
510		Pinnacle Financial Partners, Inc	19,992
203,751		PNC Financial Services Group, Inc	17,602,049
48,562	*	Popular, Inc	1,548,157
6,279		PrivateBancorp, Inc	202,937
21,071		Provident Financial Services, Inc	384,124
250,240	e	Radian Group, Inc	4,216,544
1,440	*	Signature Bank	174,427
5,007		Susquehanna Bancshares, Inc	49,119
11,029	*	SVB Financial Group	1,235,138
429		TCF Financial Corp	6,628
870	*	Texas Capital Bancshares, Inc	53,201
17,614	*	The Bancorp, Inc	166,628
350		Trustmark Corp	8,516
2,167		UMB Financial Corp	129,110
650		Umpqua Holdings Corp	11,440
1,980	e	United Bankshares, Inc	67,874
2,000		United Financial Bancorp, Inc (New)	28,060
487,476		US Bancorp	20,766,477
3,318	*	Walker & Dunlop, Inc	53,453
3,230		Webster Financial Corp	101,228
1,553	e	Westamerica Bancorporation	76,625
1,160	*	Western Alliance Bancorp	30,879
5,660		Wilshire Bancorp, Inc	56,034
230		Wintrust Financial Corp	10,654
14,360		Zions Bancorporation	416,009
		TOTAL BANKS	95,154,177

CAPITAL GOODS - 6.6%
158,515		3M Co	24,374,851
5,778		A.O. Smith Corp	308,256
589		Aceto Corp	13,394
4,150		Actuant Corp (Class A)	131,513
1,643		Acuity Brands, Inc	229,083
6,159	*	Aerovironment, Inc	188,773
180,779		Ametek, Inc	9,427,625
286		Applied Industrial Technologies, Inc	13,960
58

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

21,542	*	ArvinMeritor, Inc	$247,518
2,565		Astec Industries, Inc	97,239
46,198		Barnes Group, Inc	1,688,999
419	*	Beacon Roofing Supply, Inc	11,594
9,760		Briggs & Stratton Corp	197,250
46,759	*	Builders FirstSource, Inc	277,281
3,206	*	CAI International, Inc	67,486
17,714		Caterpillar, Inc	1,796,377
1,630	*	Chart Industries, Inc	75,876
3,098		Clarcor, Inc	207,442
4,135	*	Colfax Corp	224,861
84,493		Cummins, Inc	12,351,187
222,459		Danaher Corp	17,885,704
163,823		Deere & Co	14,013,419
27,134		Dover Corp	2,155,525
137,592		Eaton Corp	9,409,917
1,365		EMCOR Group, Inc	60,237
2,812		EnerSys	176,594
6,232	*	Esterline Technologies Corp	729,830
59,517	e	Fastenal Co	2,621,129
5,388		Fluor Corp	357,440
3,293		Fortune Brands Home & Security, Inc	142,422
5,289	*	Furmanite Corp	39,562
300		GATX Corp	19,020
26,438		Graco, Inc	2,075,383
245		Granite Construction, Inc	9,043
1,410		H&E Equipment Services, Inc	52,720
4,430	*	Hexcel Corp	185,573
175,383		Illinois Tool Works, Inc	15,968,622
53,624	*	Ingersoll-Rand plc	3,357,935
500	*	Jacobs Engineering Group, Inc	23,725
4,386		Joy Global, Inc	230,835
9,925	*,e	Layne Christensen Co	71,460
7,720		Lincoln Electric Holdings, Inc	559,546
185,696		Masco Corp	4,098,311
447	*	Middleby Corp	39,559
2,279		MSC Industrial Direct Co (Class A)	184,531
415	*	MYR Group, Inc	10,765
41,303		Nordson Corp	3,161,745
66,007		Owens Corning, Inc	2,116,184
115,342		Paccar, Inc	7,534,139
11,893		Pall Corp	1,087,258
13,733		Parker Hannifin Corp	1,744,503
41,937		Pentair plc	2,811,876
2,753	*	Pike Electric Corp	32,871
16,692	*,e	Polypore International, Inc	733,113
65,992		Precision Castparts Corp	14,564,434
44,063	*	Quanta Services, Inc	1,501,667
59

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

37,955		Rockwell Automation, Inc	$4,264,244
8,094		Rockwell Collins, Inc	681,110
14,759		Roper Industries, Inc	2,336,350
2,611	*	Rush Enterprises, Inc (Class A)	99,479
6,647		Snap-On, Inc	878,335
2,702	e	TAL International Group, Inc	116,537
29,991		Tennant Co	2,211,236
8,612	*,e	The ExOne Company	211,597
6,850		Timken Co	294,481
15,096	*	United Rentals, Inc	1,661,466
1,160	e	Valmont Industries, Inc	157,957
1,480		W.W. Grainger, Inc	365,264
10,000	*	Wabash National Corp	103,000
14,947	*	WABCO Holdings, Inc	1,455,539
1,355	*,e	WESCO International, Inc	111,666
2,354		Westinghouse Air Brake Technologies Corp	203,150
6,028		Woodward Governor Co	308,694
4,656		Xylem, Inc	169,292
		TOTAL CAPITAL GOODS	177,326,559

COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
540		ABM Industries, Inc	14,926
11,310	e	Acacia Research (Acacia Technologies)	203,580
137,401	*	ACCO Brands Corp	1,130,810
305		Brink’s Co	6,405
7,099	*	CBIZ, Inc	65,524
970		CDI Corp	16,674
1,690	*	Copart, Inc	56,514
3,343		Corporate Executive Board Co	246,379
650		Covanta Holding Corp	14,346
7,924		Deluxe Corp	481,779
32,884		Dun & Bradstreet Corp	4,038,484
8,668		Equifax, Inc	656,514
400		Heidrick & Struggles International, Inc	8,328
5,092		HNI Corp	237,542
3,579	*	IHS, Inc (Class A)	468,956
1,660	*	Innerworkings, Inc	15,073
5,010		Interface, Inc	80,310
1,760		Kelly Services, Inc (Class A)	31,029
590		Knoll, Inc	11,735
690	*	Korn/Ferry International	19,272
10,228		Manpower, Inc	682,719
3,562	*	Mistras Group, Inc	58,737
430		Mobile Mini, Inc	18,847
3,470	*	Navigant Consulting, Inc	53,403
970	*	On Assignment, Inc	28,227
37,628		R.R. Donnelley & Sons Co	656,609
2,311		Resources Connection, Inc	35,751
60

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

61,470		Robert Half International, Inc	$3,367,327
4,160	*	RPX Corp	58,448
1,210		Steelcase, Inc (Class A)	21,441
10,180		Tetra Tech, Inc	272,926
290		United Stationers, Inc	12,113
457		Viad Corp	11,658
57,542		Waste Management, Inc	2,813,228
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	15,895,614

CONSUMER DURABLES & APPAREL - 1.1%
8,230		Callaway Golf Co	64,523
396		Columbia Sportswear Co	15,262
490	e	Ethan Allen Interiors, Inc	13,867
2,858		Hanesbrands, Inc	301,833
258		Hasbro, Inc	14,843
549	*	Iconix Brand Group, Inc	21,966
2,531	*	Jarden Corp	164,743
696	*	Kate Spade & Co	18,882
202,478		Mattel, Inc	6,290,991
2,300	*	Meritage Homes Corp	84,617
595	*	Michael Kors Holdings Ltd	46,761
3,220	*	Mohawk Industries, Inc	457,369
6,980		Movado Group, Inc	246,394
5,166		Newell Rubbermaid, Inc	172,183
191,342		Nike, Inc (Class B)	17,789,066
5,260		Oxford Industries, Inc	322,175
1,614		Phillips-Van Heusen Corp	184,561
1,356		Polaris Industries, Inc	204,566
397		Pool Corp	23,701
118,076	*,e	Quiksilver, Inc	206,633
10,960		Ryland Group, Inc	392,478
399	*	Tempur-Pedic International, Inc	21,003
4,527		Tupperware Corp	288,596
13,152	*	Under Armour, Inc (Class A)	862,508
4,706	*	Unifi, Inc	131,627
13,575		VF Corp	918,756
3,389		Whirlpool Corp	583,077
		TOTAL CONSUMER DURABLES & APPAREL	29,842,981

CONSUMER SERVICES - 2.6%
1,289		Bob Evans Farms, Inc	62,968
7,805		Brinker International, Inc	418,660
2,979	*	Chipotle Mexican Grill, Inc (Class A)	1,900,602
38,390		Choice Hotels International, Inc	2,053,865
33,819	e	Darden Restaurants, Inc	1,751,148
320		DineEquity, Inc	28,467
5,070		Domino’s Pizza, Inc	450,165
1,850		Dunkin Brands Group, Inc	84,138
61

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

359		Jack in the Box, Inc	$25,503
149,371		Marriott International, Inc (Class A)	11,314,853
243,689		McDonald’s Corp	22,840,970
178,343	*	MGM Mirage	4,146,475
9,927	*	Popeyes Louisiana Kitchen, Inc	460,117
13,190		Royal Caribbean Cruises Ltd	896,524
39,632	*	Ruby Tuesday, Inc	304,374
7,739	*	Sonic Corp	195,100
229,928		Starbucks Corp	17,373,360
55,313		Starwood Hotels & Resorts Worldwide, Inc	4,240,295
190		Vail Resorts, Inc	16,408
2,545	*,e	Weight Watchers International, Inc	66,297
		TOTAL CONSUMER SERVICES	68,630,289

DIVERSIFIED FINANCIALS - 7.2%
5,122	*	Actua Corp	96,294
241,698		American Express Co	21,740,735
1,075		Ameriprise Financial, Inc	135,633
449,076		Bank of New York Mellon Corp	17,388,223
50,683		BlackRock, Inc	17,288,478
213,898		Capital One Financial Corp	17,704,338
430		CBOE Holdings, Inc	25,344
560,637		Charles Schwab Corp	16,073,463
124,077		CME Group, Inc	10,398,893
280	e	Cohen & Steers, Inc	12,001
1,343	*	Credit Acceptance Corp	198,173
241,166		Discover Financial Services	15,381,567
257,236		Franklin Resources, Inc	14,304,894
9,333	*	Green Dot Corp	223,059
53,735		IntercontinentalExchange Group, Inc	11,192,463
203,789		Invesco Ltd	8,247,341
23,497	e	Janus Capital Group, Inc	352,220
24,238		Legg Mason, Inc	1,260,376
29,667		NASDAQ OMX Group, Inc	1,283,394
3,942		Nelnet, Inc (Class A)	187,600
202,190		Northern Trust Corp	13,405,197
7,580	*,e	PHH Corp	179,570
1,500	*	Pico Holdings, Inc	33,150
3,216	*	Safeguard Scientifics, Inc	64,159
212,169		State Street Corp	16,010,273
114,435		T Rowe Price Group, Inc	9,393,969
3,000		TD Ameritrade Holding Corp	101,220
10,000	*,e	WisdomTree Investments, Inc	147,500
		TOTAL DIVERSIFIED FINANCIALS	192,829,527

ENERGY - 8.3%
130,417		Apache Corp	10,068,192
6,796	*	Atwood Oceanics, Inc	276,257
62

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

32,232		Baker Hughes, Inc	$1,707,007
45,140	*,e	BPZ Energy, Inc	55,974
71,294	*	Cameron International Corp	4,245,558
2,638	e	CARBO Ceramics, Inc	136,306
5,698	*	Carrizo Oil & Gas, Inc	295,954
64,415	*	Cheniere Energy, Inc	4,831,125
37,587		Cimarex Energy Co	4,272,514
461	*	Clayton Williams Energy, Inc	38,328
97,571	*,e	Clean Energy Fuels Corp	713,244
10,655	*	Concho Resources, Inc	1,161,715
13,967	*	Contango Oil & Gas Co	510,773
112,934	*,e	Continental Resources, Inc	6,366,090
100	e	Core Laboratories NV	13,953
2,655		Dawson Geophysical Co	45,108
2,470		Delek US Holdings, Inc	83,708
5		Denbury Resources, Inc	62
175,819		Devon Energy Corp	10,549,140
1,150		Energen Corp	77,855
172,504		EOG Resources, Inc	16,396,505
85,373		EQT Corp	8,028,477
1,665		Exterran Holdings, Inc	65,484
3,777	*	FMC Technologies, Inc	211,663
3,180	*	Geospace Technologies Corp	97,912
145,886		Hess Corp	12,372,592
78,319	*	ION Geophysical Corp	219,293
11,770	*	Key Energy Services, Inc	35,781
3,974	*	Kinder Morgan Management LLC	378,073
260,923	*	Kodiak Oil & Gas Corp	2,815,359
234,465		Marathon Oil Corp	8,300,061
152,018		Marathon Petroleum Corp	13,818,436
5,304	*	Matrix Service Co	132,918
184,819		National Oilwell Varco, Inc	13,425,252
1,625	*	Natural Gas Services Group, Inc	41,811
83,959		Noble Corp plc	1,756,422
125,112		Noble Energy, Inc	7,210,205
11,580	*,e	Northern Oil And Gas, Inc	130,854
8,166	*	Oasis Petroleum, Inc	244,653
186,972		Occidental Petroleum Corp	16,627,420
458		Oceaneering International, Inc	32,184
422	*	Oil States International, Inc	25,210
58,312	*	Oneok, Inc	3,436,909
8,658	*	PDC Energy, Inc	378,528
42,628	*	Petroquest Energy, Inc	200,352
174,261		Phillips 66	13,679,489
65,995		Pioneer Natural Resources Co	12,477,015
33,511		Questar Market Resources, Inc	840,121
1,928		Range Resources Corp	131,875
11,132	*,e	Rex Energy Corp	87,275
79	*	SEACOR Holdings, Inc	6,514
63

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

7,460	*,e	Solazyme, Inc	$57,218
64,409	*	Southwestern Energy Co	2,093,937
362,558		Spectra Energy Corp	14,186,895
26,088		St. Mary Land & Exploration Co	1,468,754
31,883		Superior Energy Services	801,857
520		Tesco Corp	9,901
2,784		Tesoro Corp	198,805
30,215	*,e	Ultra Petroleum Corp	688,902
13,893	*	Unit Corp	672,699
394,624	*	Weatherford International Ltd	6,479,726
123,832		Western Refining, Inc	5,645,501
37,656	*	Whiting Petroleum Corp	2,306,053
175,594		Williams Cos, Inc	9,747,223
		TOTAL ENERGY	223,410,977

FOOD & STAPLES RETAILING - 0.6%
3,418		Casey’s General Stores, Inc	279,832
970		Pricesmart, Inc	86,359
121,134		Safeway, Inc	4,222,731
4,686		Spartan Stores, Inc	105,013
312,462		Sysco Corp	12,042,286
580		Weis Markets, Inc	25,891
71,214		Whole Foods Market, Inc	2,800,847
		TOTAL FOOD & STAPLES RETAILING	19,562,959

FOOD, BEVERAGE & TOBACCO - 3.8%
8,587		Bunge Ltd	761,237
95,721		Campbell Soup Co	4,227,997
46,939		ConAgra Foods, Inc	1,612,355
5,840	*	Darling International, Inc	102,784
201	*	Diamond Foods, Inc	6,060
8,100		Dr Pepper Snapple Group, Inc	560,925
4,635		Flowers Foods, Inc	88,065
290,198		General Mills, Inc	15,078,688
1,900	*	Hain Celestial Group, Inc	205,675
5,246		Hormel Foods Corp	282,812
11,509		J.M. Smucker Co	1,196,936
197,913		Kellogg Co	12,658,515
30,592		Keurig Green Mountain, Inc	4,642,336
49,050		Kraft Foods Group, Inc	2,763,967
142,161		Kroger Co	7,919,789
6,572		McCormick & Co, Inc	464,772
27,407		Mead Johnson Nutrition Co	2,721,789
482,870		Mondelez International, Inc	17,025,996
305,245		PepsiCo, Inc	29,355,412
2,326	e	Tootsie Roll Industries, Inc	68,966
674	*	TreeHouse Foods, Inc	57,405
		TOTAL FOOD, BEVERAGE & TOBACCO	101,802,481
64

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 3.9%
454,870		Abbott Laboratories	$19,827,783
187,542		Aetna, Inc	15,474,090
2,870	*	Align Technology, Inc	151,019
25,741	*	Amedisys, Inc	671,840
12,706		AmerisourceBergen Corp	1,085,220
2,141	*	Amsurg Corp	115,635
5,451	*,e	athenahealth, Inc	667,748
119,459		Becton Dickinson & Co	15,374,373
2,754	*	Bio-Reference Labs, Inc	82,730
30,798	*,e	BioScrip, Inc	198,955
14,245	*	Brookdale Senior Living, Inc	480,199
21,234	*	Centene Corp	1,967,755
10,101	*	Cerner Corp	639,797
14,031	*,e	Cerus Corp	58,369
1,320	e	Chemed Corp	136,435
76,831		Cigna Corp	7,650,063
1,249		Computer Programs & Systems, Inc	78,662
740	*	Cyberonics, Inc	38,850
6,000	*	DaVita, Inc	468,420
1,030		Dentsply International, Inc	52,293
5,908	*	Edwards Lifesciences Corp	714,395
16,337	*	ExamWorks Group, Inc	633,549
23,763	*	Five Star Quality Care, Inc	98,141
14,679	*	Gentiva Health Services, Inc	289,176
1,539	*	Greatbatch, Inc	77,242
300	*	Haemonetics Corp	11,316
5,945	*,e	Healthways, Inc	92,148
4,547	*	Henry Schein, Inc	545,776
2,640	*,e	HMS Holdings Corp	61,327
5,166	*	Hologic, Inc	135,298
50,276		Humana, Inc	6,980,823
1,185	*	ICU Medical, Inc	84,017
12,311	*	Idexx Laboratories, Inc	1,744,099
240	*	Integra LifeSciences Holdings Corp	12,266
22,387	*	Inverness Medical Innovations, Inc	894,808
760	*	IPC The Hospitalist Co, Inc	31,662
500	*	Laboratory Corp of America Holdings	54,645
743		Landauer, Inc	26,592
950	*	LHC Group, Inc	23,133
21,680	*	LifePoint Hospitals, Inc	1,517,600
343	*	MedAssets, Inc	7,429
546	*	Medidata Solutions, Inc	24,630
302,054		Medtronic, Inc	20,588,001
2,450	*	Merit Medical Systems, Inc	37,118
20,380	*	Molina Healthcare, Inc	991,283
2,703	*	MWI Veterinary Supply, Inc	458,578
65

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

2,820	*	Natus Medical, Inc	$95,880
620	*	Omnicell, Inc	20,032
10,653	*	OraSure Technologies, Inc	95,344
665		Owens & Minor, Inc	22,158
28,691		Patterson Cos, Inc	1,236,869
6,729	*	PharMerica Corp	193,055
460	*	Providence Service Corp	20,323
1,816		Quality Systems, Inc	27,440
485	*	Sirona Dental Systems, Inc	38,097
9,466	*	Staar Surgical Co	90,590
1,640	*	Tornier BV	45,838
6,093	*	Triple-S Management Corp (Class B)	134,899
1,452		US Physical Therapy, Inc	62,654
500	*	Varian Medical Systems, Inc	42,060
13,104	*	Vocera Communications, Inc	135,626
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	103,616,153

HOUSEHOLD & PERSONAL PRODUCTS - 2.8%
9,040		Avon Products, Inc	94,016
4		Clorox Co	398
263,164		Colgate-Palmolive Co	17,600,408
1,226		Energizer Holdings, Inc	150,369
63,299		Estee Lauder Cos (Class A)	4,758,819
119,425	e	Herbalife Ltd	6,265,035
46,104		Kimberly-Clark Corp	5,268,304
11,539	*	Medifast, Inc	366,248
4,949	e	Nu Skin Enterprises, Inc (Class A)	261,456
454,447		Procter & Gamble Co	39,659,590
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	74,424,643

INSURANCE - 5.6%
138,351		ACE Ltd	15,121,764
252,885		Aflac, Inc	15,104,821
5,145		Arthur J. Gallagher & Co	245,416
36,464		Aspen Insurance Holdings Ltd	1,590,924
8,868		Axis Capital Holdings Ltd	426,906
303,005	*	Berkshire Hathaway, Inc (Class B)	42,469,181
113,846		Chubb Corp	11,311,739
6,179	*	eHealth, Inc	154,166
476		Employers Holdings, Inc	9,706
290	*	Enstar Group Ltd	42,940
3,280		First American Financial Corp	99,450
501,929	*	Genworth Financial, Inc (Class A)	7,021,987
111,278		Hartford Financial Services Group, Inc	4,404,383
400		Kemper Corp	14,740
60,932		Marsh & McLennan Cos, Inc	3,312,873
4,654		PartnerRe Ltd	538,421
12,551		Platinum Underwriters Holdings Ltd	786,069
66

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

141,259		Principal Financial Group	$7,397,734
273,774		Progressive Corp	7,230,371
192,025		Prudential Financial, Inc	17,001,893
200		Reinsurance Group of America, Inc (Class A)	16,850
1,890		RenaissanceRe Holdings Ltd	195,294
2,787		Stewart Information Services Corp	98,437
164,433		Travelers Cos, Inc	16,574,846
3,894		Willis Group Holdings plc	157,824
		TOTAL INSURANCE	151,328,735

MATERIALS - 4.6%
113,747		Air Products & Chemicals, Inc	15,317,171
500		Albemarle Corp	29,190
193,182	*,e	Allied Nevada Gold Corp	268,523
7,701		Aptargroup, Inc	479,310
66,813		Avery Dennison Corp	3,130,189
23,667		Ball Corp	1,524,865
791		Bemis Co, Inc	30,430
2,310		Carpenter Technology Corp	115,616
28,887	*,e	Castle (A.M.) & Co	212,319
17,130		Celanese Corp (Series A)	1,006,045
31,721	*	Century Aluminum Co	928,791
1,826	*	Clearwater Paper Corp	117,503
46,693		Commercial Metals Co	807,322
4,705		Compass Minerals International, Inc	403,124
3,383		Domtar Corp	138,940
14,217		Eastman Chemical Co	1,148,449
134,228		Ecolab, Inc	14,930,180
2,950	*	Ferro Corp	38,704
12,034	*	Flotek Industries, Inc	266,673
530		Globe Specialty Metals, Inc	9,969
26,314		H.B. Fuller Co	1,104,399
7,648		Innophos Holdings, Inc	435,936
3,111		International Flavors & Fragrances, Inc	308,456
99,782		International Paper Co	5,050,965
510	*	Kraton Polymers LLC	9,124
1,240	*	Landec Corp	15,612
63,130	*	Louisiana-Pacific Corp	921,698
154,323		LyondellBasell Industries AF S.C.A	14,140,616
80,535		MeadWestvaco Corp	3,557,231
14,012		Minerals Technologies, Inc	1,074,861
45,313		Mosaic Co	2,007,819
420		Neenah Paper, Inc	25,624
214,304		Nucor Corp	11,585,274
280		OM Group, Inc	7,288
25,813	*	Owens-Illinois, Inc	665,201
3,500		PolyOne Corp	129,535
126,084		Praxair, Inc	15,885,323
67

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

274		Quaker Chemical Corp	$22,490
2,337		Reliance Steel & Aluminum Co	157,701
34,168	*	Resolute Forest Products	634,158
4,365		Rock-Tenn Co (Class A)	223,270
6,043		Rockwood Holdings, Inc	464,767
55,648		Royal Gold, Inc	3,180,283
786	*	RTI International Metals, Inc	18,510
4,126		Schnitzer Steel Industries, Inc (Class A)	97,167
6,530		Sealed Air Corp	236,713
7,019		Sherwin-Williams Co	1,611,282
82,784		Sigma-Aldrich Corp	11,251,173
840		Stepan Co	37,195
28,446	*	Stillwater Mining Co	373,496
2,713	e	US Silica Holdings Inc	121,814
22,021		Valspar Corp	1,809,245
1,674		Wausau Paper Corp	16,556
107,004		Worthington Industries, Inc	4,135,705
1,279		Zep, Inc	20,541
		TOTAL MATERIALS	122,240,341

MEDIA - 3.0%
74,053	e	Cablevision Systems Corp (Class A)	1,378,867
8,053		Cinemark Holdings, Inc	284,432
43,519		Clear Channel Outdoor Holdings, Inc (Class A)	315,948
63,425	*	DIRECTV	5,504,656
153,842	*	Discovery Communications, Inc (Class A)	5,438,315
197,556	*	Discovery Communications, Inc (Class C)	6,912,484
19,509	*,e	DreamWorks Animation SKG, Inc (Class A)	434,660
12,529	*	Entercom Communications Corp (Class A)	128,798
2,205		John Wiley & Sons, Inc (Class A)	128,750
100,759	*	Journal Communications, Inc (Class A)	988,446
214,946	*	Liberty Global plc	9,558,649
180,116	*,e	Liberty Global plc (Class A)	8,189,874
2,550	*	Madison Square Garden, Inc	193,188
231,756	*	McClatchy Co (Class A)	825,051
85,700		New York Times Co (Class A)	1,100,388
320		Scholastic Corp	11,139
5,846		Scripps Networks Interactive (Class A)	451,545
23,476	e	Sinclair Broadcast Group, Inc (Class A)	681,978
8,698	*	Sizmek, Inc	49,840
115,204		Time Warner Cable, Inc	16,959,181
259,678		Time Warner, Inc	20,636,611
10,000	e	World Wrestling Entertainment, Inc (Class A)	123,500
		TOTAL MEDIA	80,296,300
68

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.3%
24,648	*,e	Affymetrix, Inc	$222,079
150,551		Agilent Technologies, Inc	8,322,459
51,235	*,e	Akorn, Inc	2,282,519
27,063	*	Alexion Pharmaceuticals, Inc	5,178,776
171,920		Amgen, Inc	27,881,986
11,121	*	Aratana Therapeutics, Inc	124,555
23,754	*,e	Auxilium Pharmaceuticals, Inc	764,166
32,586	*	AVANIR Pharmaceuticals, Inc	421,663
61,268	*	Biogen Idec, Inc	19,671,929
340	*	BioMarin Pharmaceuticals, Inc	28,050
1,397	*	Bio-Techne Corp	127,197
8,683	*	Bluebird Bio, Inc	364,599
419,793		Bristol-Myers Squibb Co	24,427,755
26,442	*	Cambrex Corp	557,397
21,898	*,e	Cepheid, Inc	1,160,813
70,841	*	Depomed, Inc	1,090,951
72,195	*	Endo International plc	4,831,289
1,672	*	Fluidigm Corp	48,488
299,827	*	Gilead Sciences, Inc	33,580,624
909	*,e	Hyperion Therapeutics, Inc	22,089
870	*,e	Immunogen, Inc	8,056
17,165	*,e	Immunomedics, Inc	67,802
68,600	*	Incyte Corp	4,600,316
13,244	*	Ironwood Pharmaceuticals, Inc	185,681
449,033		Johnson & Johnson	48,396,777
239,846	*,e	MannKind Corp	1,441,475
554,620		Merck & Co, Inc	32,134,683
870	*	Mettler-Toledo International, Inc	224,869
9,062	*,e	MiMedx Group, Inc	92,251
91,708	*	Nektar Therapeutics	1,264,653
77,327	*,e	Opko Health, Inc	645,680
156,841	*,e	Orexigen Therapeutics, Inc	636,774
4,875		PerkinElmer, Inc	211,673
3,398	*	Prestige Brands Holdings, Inc	120,357
5,394	*,e	Repros Therapeutics, Inc	34,198
49,226	*	Salix Pharmaceuticals Ltd	7,081,160
47,907	*,e	Sangamo Biosciences, Inc	581,591
46,751	*,e	Sarepta Therapeutics, Inc	755,964
57,257		Thermo Electron Corp	6,731,706
6,206	*	United Therapeutics Corp	812,800
61,191	*	Vertex Pharmaceuticals, Inc	6,892,554
129,264	*,e	Vivus, Inc	438,205
23,584	*	Waters Corp	2,613,107
10,913	*	Xenoport, Inc	73,990
77,048		Zoetis Inc	2,863,104
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	250,018,810
69

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 4.1%
5,017		American Campus Communities, Inc	$197,018
164,898		American Tower Corp	16,077,555
602,081		Annaly Capital Management, Inc	6,869,744
1,000		AvalonBay Communities, Inc	155,840
46,696		Boston Properties, Inc	5,918,718
78,489	*	CBRE Group, Inc	2,511,648
132,228		Crown Castle International Corp	10,329,651
2,518	e	Digital Realty Trust, Inc	173,717
4,441		Douglas Emmett, Inc	124,925
58,576		Duke Realty Corp	1,110,601
515		Equity One, Inc	12,360
50,354		Equity Residential	3,502,624
3,961		Federal Realty Investment Trust	522,060
113,183		First Industrial Realty Trust, Inc	2,210,464
1,693	*	Forest City Enterprises, Inc (Class A)	35,367
540		Franklin Street Properties Corp	6,475
213,987		HCP, Inc	9,409,008
40,106		Health Care REIT, Inc	2,851,938
2,950		Healthcare Realty Trust, Inc	78,087
290,281		Host Marriott Corp	6,766,450
4,700		Invesco Mortgage Capital, Inc	77,738
47,543		Iron Mountain, Inc	1,714,876
6,452	*	iStar Financial, Inc	91,554
8		Jones Lang LaSalle, Inc	1,082
266		Kilroy Realty Corp	18,019
11,126		Liberty Property Trust	386,851
20,078		Macerich Co	1,415,499
7,334		Mid-America Apartment Communities, Inc	518,220
540	e	Piedmont Office Realty Trust, Inc	10,503
2,000		Plum Creek Timber Co, Inc	82,020
3,580		Post Properties, Inc	200,265
206,200		Prologis, Inc	8,588,230
140		PS Business Parks, Inc	11,791
34,457	e	Ryman Hospitality Properties	1,700,453
103,346		Simon Property Group, Inc	18,520,637
500		UDR, Inc	15,115
38,799		Ventas, Inc	2,658,119
55,605		Vornado Realty Trust	6,087,635
297		Washington REIT	8,393
11,648		Weyerhaeuser Co	394,401
		TOTAL REAL ESTATE	111,365,651
70

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

RETAILING - 4.1%
2,432		Aaron’s, Inc	$60,216
50,729	e	American Eagle Outfitters, Inc	652,882
11,783	*	Ann Taylor Stores Corp	452,349
15,901	*	AutoZone, Inc	8,801,522
7,222	*	Barnes & Noble, Inc	157,584
79,998	*	Bed Bath & Beyond, Inc	5,387,065
53,182		Best Buy Co, Inc	1,815,634
820		Big 5 Sporting Goods Corp	10,094
160	*	Blue Nile, Inc	5,680
250	e	Buckle, Inc	12,333
2,688	*,e	Cabela’s, Inc	129,078
31,819	*,e	Carmax, Inc	1,779,000
9		Chico’s FAS, Inc	136
550	*	Express Parent LLC	8,234
1,820		Finish Line, Inc (Class A)	48,175
26,332		Foot Locker, Inc	1,474,855
2	e	GameStop Corp (Class A)	86
204,445		Gap, Inc	7,746,421
95,600		Genuine Parts Co	9,280,848
8,830		GNC Holdings, Inc	367,063
19,718	*	HomeAway, Inc	688,158
11,044		HSN, Inc	729,677
93,965		Kohl’s Corp	5,094,782
295,690	*	Liberty Interactive Corp	7,729,337
7,610	*	LKQ Corp	217,418
341,565		Lowe’s Companies, Inc	19,537,518
79,083		Macy’s, Inc	4,572,579
300		Men’s Wearhouse, Inc	14,109
7,744	*	NetFlix, Inc	3,041,611
19,391	*	New York & Co, Inc	63,409
26,766		Nordstrom, Inc	1,943,479
2,593		Nutri/System, Inc	43,666
83,928	*	Office Depot, Inc	438,104
41,219	*	Orbitz Worldwide, Inc	340,881
2,957	*,e	Outerwall, Inc	187,089
560		Petsmart, Inc	40,516
12,005		Pier 1 Imports, Inc	154,865
4,920		Ross Stores, Inc	397,142
5,448	*	Sally Beauty Holdings, Inc	159,681
555		Shoe Carnival, Inc	10,212
19,331	*	Shutterfly, Inc	808,616
10,014		Signet Jewelers Ltd	1,201,780
226,633		Staples, Inc	2,873,706
2,017		Stein Mart, Inc	26,988
6,435		Tiffany & Co	618,532
71

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

276,662		TJX Companies, Inc	$17,518,238
41,177	*	TripAdvisor, Inc	3,650,753
5		Williams-Sonoma, Inc	325
		TOTAL RETAILING	110,292,426

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
25,961	*,e	Advanced Micro Devices, Inc	72,691
7,601		Analog Devices, Inc	377,162
697,879		Applied Materials, Inc	15,416,147
5,850	*	Cirrus Logic, Inc	112,905
2,000	*,e	Freescale Semiconductor Holdings Ltd	39,780
956,526		Intel Corp	32,531,449
2,270	*	International Rectifier Corp	90,278
8,578		Lam Research Corp	667,883
4,210	e	Microchip Technology, Inc	181,493
2,391		Nvidia Corp	46,720
217,373	*	ON Semiconductor Corp	1,802,022
39,309		Skyworks Solutions, Inc	2,289,356
38,139	*,e	SunPower Corp	1,214,346
15,470		Teradyne, Inc	284,648
375,406		Texas Instruments, Inc	18,642,662
15,011	*	Triquint Semiconductor, Inc	324,688
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	74,094,230

SOFTWARE & SERVICES - 10.0%
221,788		Accenture plc	17,991,443
211,821	*	Adobe Systems, Inc	14,852,888
328		Advent Software, Inc	11,336
33,828	*,e	Angie’s List, Inc	235,781
91,098	*	AOL, Inc	3,965,496
687	*	Aspen Technology, Inc	25,371
78,354	*	Autodesk, Inc	4,508,489
43,247	*	Brightcove, Inc	277,213
49,794		Broadridge Financial Solutions, Inc	2,187,450
194,356		CA, Inc	5,647,985
9,420	*	Cadence Design Systems, Inc	169,089
306,120	*	Cognizant Technology Solutions Corp (Class A)	14,953,962
48,504		Compuware Corp	492,316
5,693	*	comScore, Inc	239,903
5,337		Convergys Corp	107,647
19,788	*	Conversant, Inc	697,527
2	*	Covisint Corp	6
1,309	*,e	E2open, Inc	7,645
114		Equinix, Inc	23,815
2,390	e	Factset Research Systems, Inc	314,142
72

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,736		Fair Isaac Corp	$108,153
1,614	*	FleetCor Technologies, Inc	243,004
11,678	*	Fortinet, Inc	304,212
228,323	*,e	Glu Mobile, Inc	883,610
54,964	*	Google, Inc	30,729,273
53,935	*	Google, Inc (Class A)	30,628,068
10,748	*	Higher One Holdings, Inc	27,622
1,976	*	Infoblox, Inc	31,893
35,510	*	Informatica Corp	1,266,287
184,708		International Business Machines Corp	30,365,995
162,957		Intuit, Inc	14,341,846
6,235	e	j2 Global, Inc	337,251
20,419	*,e	Liquidity Services, Inc	260,955
605	*	LogMeIn, Inc	29,070
10,028		Marchex, Inc (Class B)	38,407
6,407	*,e	Marketo, Inc	206,754
1,000		MAXIMUS, Inc	48,460
15,342	e	Mercadolibre, Inc	2,088,813
210,650	*	Monster Worldwide, Inc	813,109
1,364	*,e	NetSuite, Inc	148,212
6,989	*,e	NeuStar, Inc (Class A)	184,579
697,975		Oracle Corp	27,255,924
28,332	*	QuinStreet, Inc	114,745
43,224	*	Rackspace Hosting, Inc	1,658,073
27,354	*,e	Rally Software Development Corp	279,558
5,561	*	Rosetta Stone, Inc	53,219
2,916	*	Rovi Corp	60,886
237,510	*	Salesforce.com, Inc	15,198,265
2,065	*	Seachange International, Inc	13,959
96,222	*,e	ServiceSource International LLC	367,568
2,310	*	SolarWinds, Inc	109,840
1,976	*	SPS Commerce, Inc	115,201
5,683	*	Stamps.com, Inc	209,703
538	*	Sykes Enterprises, Inc	11,588
391,408		Symantec Corp	9,714,747
1,938	*	Syntel, Inc	167,850
4,529	*	Tangoe, Inc	66,440
8,168	*	Teradata Corp	345,670
2,810	*	Ultimate Software Group, Inc	422,933
4,890	*	Unisys Corp	125,380
5,574	*	Workday, Inc	532,205
1,051,874		Xerox Corp	13,968,887
405,470	*	Yahoo!, Inc	18,671,893
		TOTAL SOFTWARE & SERVICES	269,259,611
73

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 4.5%
1,610		Adtran, Inc	$34,148
44,188	*	Aruba Networks, Inc	953,577
1,070		Belden CDT, Inc	76,173
1,524	*	Benchmark Electronics, Inc	36,149
4,552		Black Box Corp	100,098
690	*	Calix Networks, Inc	7,459
2,299	*	Checkpoint Systems, Inc	30,485
1,100,519		Cisco Systems, Inc	26,929,700
3,629	*	Cognex Corp	143,563
180	*	Coherent, Inc	11,727
141,705		Corning, Inc	2,895,033
87,173	*,e	Cray, Inc	3,021,416
3,093	*	Digi International, Inc	25,610
1,190	*	DTS, Inc	35,438
656,862		EMC Corp	18,871,645
1,110		FEI Co	93,551
40,091	*,e	Finisar Corp	670,322
34,891	*	Flextronics International Ltd	374,032
558,308		Hewlett-Packard Co	20,032,091
64,574	*	Ingram Micro, Inc (Class A)	1,733,166
2,970	*	Insight Enterprises, Inc	67,568
5,777		InterDigital, Inc	285,557
1,081	*,e	InvenSense, Inc	17,523
11,694	*,e	IPG Photonics Corp	858,457
350	*	Itron, Inc	13,626
16,051		Jabil Circuit, Inc	336,268
1,916	*	Kemet Corp	9,197
20,384		Lexmark International, Inc (Class A)	879,773
212		Littelfuse, Inc	20,678
78,575		Motorola, Inc	5,068,088
417		National Instruments Corp	13,211
1,478	*	Netgear, Inc	50,311
25,709		Oplink Communications, Inc	536,033
500	*	OSI Systems, Inc	35,440
281	*	Plexus Corp	11,619
21,488	*	QLogic Corp	253,773
355,607		Qualcomm, Inc	27,918,706
5,980	*,e	RealD, Inc	67,694
610	*	Rofin-Sinar Technologies, Inc	13,658
270	*	Scansource, Inc	10,309
105,374		Seagate Technology, Inc	6,620,648
17,902	*,e	Silicon Graphics International Corp	155,389
22,364	*	Super Micro Computer, Inc	714,753
502		SYNNEX Corp	34,728
74

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE

1,993	*	Tech Data Corp	$119,022
3,218	*	TTM Technologies, Inc	22,236
4,124	*,e	Universal Display Corp	128,999
3,451	*	Vishay Precision Group, Inc	58,633
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	120,397,280

TELECOMMUNICATION SERVICES - 2.4%
12,236	*	Boingo Wireless, Inc	85,774
353,957		CenturyTel, Inc	14,682,136
58,198	*	Cincinnati Bell, Inc	213,587
2,650	e	Consolidated Communications Holdings, Inc	68,635
1,797		IDT Corp (Class B)	29,615
67,259	*,e	Iridium Communications, Inc	638,960
11,135	*	Level 3 Communications, Inc	522,343
1,482,587	*,e	Sprint Corp	8,791,741
26,641	*	tw telecom inc (Class A)	1,139,702
732,919		Verizon Communications, Inc	36,829,180
100,781	*	Vonage Holdings Corp	350,718
		TOTAL TELECOMMUNICATION SERVICES	63,352,391

TRANSPORTATION - 3.0%
78,765		Alaska Air Group, Inc	4,192,661
158		Allegiant Travel Co	21,088
387		Amerco, Inc	104,923
310		Arkansas Best Corp	11,997
42,330	*	Avis Budget Group, Inc	2,359,897
490		CH Robinson Worldwide, Inc	33,913
422,500		CSX Corp	15,053,675
2,060	*	Echo Global Logistics, Inc	53,828
8		Expeditors International of Washington, Inc	341
1,903	*	Genesee & Wyoming, Inc (Class A)	183,069
1,000	*	Hertz Global Holdings, Inc	21,920
180		Landstar System, Inc	13,322
103,126		Norfolk Southern Corp	11,409,861
9		Ryder System, Inc	796
292,024		Southwest Airlines Co	10,068,988
130,237		Union Pacific Corp	15,166,099
199,140		United Parcel Service, Inc (Class B)	20,891,777
		TOTAL TRANSPORTATION	79,588,155

UTILITIES - 3.5%
7,880		American States Water Co	281,946
3,470		American Water Works Co, Inc	185,194
76,142	*	Calpine Corp	1,737,560
91,114		Centerpoint Energy, Inc	2,236,849
2,551		Chesapeake Utilities Corp	123,545
124,091		Cleco Corp	6,671,132
174,812		Consolidated Edison, Inc	11,076,088
75

TIAA-CREF FUNDS - Social Choice Equity Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

94,172		Duke Energy Corp			$7,736,230
2,130		Integrys Energy Group, Inc			154,808
10,413		ITC Holdings Corp			412,459
5,397		MDU Resources Group, Inc			152,088
25,938		MGE Energy, Inc			1,153,463
6,859		New Jersey Resources Corp			401,114
169,886		NextEra Energy, Inc			17,025,975
237,723		NiSource, Inc			9,998,629
125,783		Northeast Utilities			6,207,391
2,044	e	Northwest Natural Gas Co			95,925
290		Ormat Technologies, Inc			8,396
331,013		Pepco Holdings, Inc			9,049,895
66,032		Piedmont Natural Gas Co, Inc			2,509,876
8,480		Pinnacle West Capital Corp			521,266
12,539		Public Service Enterprise Group, Inc			517,986
98,343		Sempra Energy			10,817,730
6,188		SJW Corp			197,769
18,724		South Jersey Industries, Inc			1,097,975
26,660		TECO Energy, Inc			522,803
4,095		UGI Corp			154,341
1,494		Unitil Corp			52,051
1,260		Vectren Corp			56,637
14,518		WGL Holdings, Inc			682,346
12,284	e	Wisconsin Energy Corp			610,023
38,029		Xcel Energy, Inc			1,272,830
		TOTAL UTILITIES			93,722,320

		TOTAL COMMON STOCKS			2,680,478,467
		(Cost $1,959,646,396)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 3.3%
GOVERNMENT AGENCY DEBT - 0.1%
$3,500,000		Federal National Mortgage Association (FNMA)	0.050%	12/04/14	3,499,840
		TOTAL GOVERNMENT AGENCY DEBT			3,499,840

TREASURY DEBT - 0.1%
1,600,000		United States Treasury Bill	0.100	04/30/15	1,599,565
		TOTAL TREASURY DEBT			1,599,565

76

TIAA-CREF FUNDS - Social Choice Equity Fund

PRINCIPAL	ISSUER	RATE	MATURITY DATE	VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 3.1%

GOVERNMENT AGENCY DEBT - 0.9%
$9,000,000	Federal Home Loan Bank (FHLB)	0.050-0.030%	12/05/14-12/19/14	$8,999,611
1,500,000	Federal Home Loan Mortgage Corp (FHLMC)	0.080	12/11/14	1,499,832
13,795,000	Federal National Mortgage Association (FNMA)	0.050	11/19/14-12/10/14	13,794,355
	TOTAL GOVERNMENT AGENCY DEBT			24,293,798

TREASURY DEBT - 2.2%
19,000,000	United States Treasury Bill	0.080	03/05/15	18,995,592
10,500,000	United States Treasury Bill	0.090	05/28/15	10,496,209
31,000,000	United States Treasury Bill	0.030-0.083	12/04/14-8/20/15	30,985,126
	TOTAL TREASURY DEBT			60,476,927

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED			84,770,725

	TOTAL SHORT-TERM INVESTMENTS			89,870,130
	(Cost $89,870,642)
	TOTAL INVESTMENTS - 103.1%			2,770,348,597
	(Cost $2,049,517,038)
	OTHER ASSETS & LIABILITIES, NET - (3.1)%			(84,580,688)
	NET ASSETS - 100.0%			$2,685,767,909

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $92,363,211.
77

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE

BONDS - 0.1%

CORPORATE BONDS - 0.1%

HONG KONG - 0.1%
$534,000	m	Asia Pacific Investment Partners	8.000%	04/29/15	$534,000
		TOTAL HONG KONG			534,000

		TOTAL CORPORATE BONDS			534,000
		(Cost $534,000)
		TOTAL BONDS			534,000
		(Cost $534,000)

EQUITY-LINKED NOTES - 0.4%

UNITED KINGDOM - 0.4%
392	*,j	HSBC Bank plc	0.000	08/07/17	3,724,639
		TOTAL UNITED KINGDOM			3,724,639

		TOTAL EQUITY-LINKED NOTES			3,724,639
		(Cost $4,319,352)

SHARES		COMPANY

COMMON STOCKS - 97.7%

ARGENTINA - 0.4%
26,511	e	Mercadolibre, Inc			3,609,473
		TOTAL ARGENTINA			3,609,473

AUSTRALIA - 0.9%
487,389		Oil Search Ltd			3,737,152
461,751	*	Sirius Resources NL			1,266,958
647,606		Western Areas NL			2,483,885
		TOTAL AUSTRALIA			7,487,995

BRAZIL - 9.6%
583,500		Banco Bradesco S.A. (Preference)			8,788,175
905,909		Banco Itau Holding Financeira S.A.			13,435,633
288,400		Braskem S.A.			2,110,265
176,400		BRF S.A.			4,594,947
97,600		Cia Brasileira de Distribuicao Grupo Pao de Acucar			4,092,433
425,520		Cielo S.A.			6,982,132
1,464,700	*	Cosan Logistica S.A.			2,453,087
139,700		Cosan SA Industria e Comercio			1,950,128
371,000		Empresa Brasileira de Aeronautica S.A.			3,584,253
719,600	*	Gol Linhas Aereas Inteligentes S.A.			3,713,460
78

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

173,500		Kepler Weber S.A.	$3,255,882
722,596		Kroton Educacional S.A.	5,149,944
172,800		Linx S.A.	3,590,034
122,633		Multiplan Empreendimentos Imobiliarios S.A.	2,536,398
1,319,145		Petroleo Brasileiro S.A.	7,799,134
242,100		Smiles S.A.	4,181,719
583,400		Tim Participacoes S.A.	3,171,394
279,200		Vale S.A.	2,816,902
		TOTAL BRAZIL	84,205,920

CHILE - 0.3%
1,515,181		Parque Arauco S.A.	3,088,713
		TOTAL CHILE	3,088,713

CHINA - 14.6%
9,520,000		Agricultural Bank of China	4,423,879
17,663	*	Alibaba Group Holding Ltd (ADR)	1,741,572
20,594	*	Baidu, Inc (ADR)	4,917,229
336,000		Best Pacific International Holdings Ltd	167,239
4,403,034		China Animal Healthcare Ltd	3,634,724
2,344,000		China Life Insurance Co Ltd	6,994,427
3,210,000	e	China Medical System Holdings Ltd	5,918,265
914,000		China Mengniu Dairy Co Ltd	4,037,322
1,423,000		China Mobile Hong Kong Ltd	17,705,692
3,320,000		China Telecom Corp Ltd	2,116,351
2,127,000	*,e	China Vanke Co Ltd	3,962,572
2,557,000		CNOOC Ltd	4,003,978
3,986,000		CPMC Holdings Ltd	2,991,370
6,114,000		Datang International Power Generation Co Ltd	3,201,872
4,593,000		Greatview Aseptic Packaging Co	3,008,638
7,500,000		Huadian Fuxin Energy Corp Ltd	4,315,069
2,958,000		Huadian Power International Co	2,259,470
9,938,000	e	Huaneng Renewables Corp Ltd	3,569,276
19,928,834		Industrial & Commercial Bank of China	13,231,948
95,837	*,e	JD.com, Inc (ADR)	2,289,546
2,444,000		PICC Property & Casualty Co Ltd	4,483,366
5,114,000		Sihuan Pharmaceutical Holdings	4,083,529
1,574,900		Tencent Holdings Ltd	25,312,208
		TOTAL CHINA	128,369,542

COLOMBIA - 1.7%
214,329		Banco Davivienda S.A.	3,198,007
601,369		Cementos Argos S.A.	3,068,955
360,410	*	Cemex Latam Holdings S.A.	3,216,101
305,333		Grupo Argos S.A.	3,321,192
105,824		Grupo de Inversiones Suramericana S.A.	2,200,316
		TOTAL COLOMBIA	15,004,571

CZECH REPUBLIC - 0.4%
16,555		Komercni Banka AS	3,546,766
		TOTAL CZECH REPUBLIC	3,546,766
79

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

EGYPT - 0.6%
713,220		Commercial International Bank	$4,864,964
		TOTAL EGYPT	4,864,964

GREECE - 2.6%
282,085		Aegean Airlines S.A.	2,456,789
10,387,616	*	Eurobank Ergasias SA	3,607,729
186,901		Eurobank Properties Real Estate Investment Co	2,020,153
214,665	*	Hellenic Telecommunications Organization S.A.	2,424,550
131,048		JUMBO S.A.	1,437,029
1,297,719	*	National Bank of Greece S.A.	3,130,226
217,667		OPAP S.A.	2,637,023
2,459,676	*	Piraeus Bank S.A.	3,576,917
153,100	*	Public Power Corp	1,162,986
		TOTAL GREECE	22,453,402

HONG KONG - 3.1%
990,400		AIA Group Ltd	5,526,853
22,290	*,m	Asia Pacific Investment Partners Limited	169,466
2,530,000		China Gas Holdings Ltd	4,523,335
1,643,400	*,e,m	China Metal Recycling Holdings Ltd	2,119
48,915,000		Lai Fung Holdings Ltd	1,048,830
67,964,000	*	Lai Sun Development	1,751,728
6,206,000	e	Lee & Man Paper Manufacturing Ltd	3,405,701
103,264		Melco PBL Entertainment Macau Ltd (ADR)	2,802,585
3,955,000		Noble Group Ltd	3,681,542
468,400		Sands China Ltd	2,921,461
4,070,254	*	Summit Ascent Holdings Ltd	1,752,445
		TOTAL HONG KONG	27,586,065

INDIA - 11.3%
313,746		Axis Bank Ltd	2,245,277
544,732		Bharat Forge Ltd	7,204,146
113,386		Bharat Petroleum Corp Ltd	1,327,531
358,436	*	Eros International Media Ltd	1,445,820
675,478		Havells India Ltd	3,141,772
167,387		HCL Technologies Ltd	4,390,279
275,709		HDFC Bank Ltd	4,104,735
153,753		Hindustan Petroleum Corp Ltd	1,313,109
255,550		ICICI Bank Ltd	6,787,189
1,409,183		Idea Cellular Ltd	3,733,677
377,212		IndusInd Bank Ltd	4,425,000
121,347		Infosys Technologies Ltd	8,044,164
560,450		IRB Infrastructure Developers Ltd	2,300,653
143,495		Just Dial Ltd	3,508,057
196,689		Larsen & Toubro Ltd	5,301,049
231,275		Lupin Ltd	5,154,219
535,233		Motherson Sumi Systems Ltd	3,664,957
1,054,777		Mundra Port and Special Economic Zone Ltd	4,903,148
80

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

530,381		Phoenix Mills Ltd	$3,293,286
1,178,178		Power Grid Corp of India Ltd	2,795,679
18,526		Shree Cement Ltd	2,737,112
696,415		Sun Pharmaceutical Industries Ltd	9,584,732
608,158		Tata Motors Ltd	5,313,683
63,885	*	United Spirits Ltd	2,875,709
		TOTAL INDIA	99,594,983

INDONESIA - 1.8%
2,267,100		Bank Rakyat Indonesia	2,077,561
1,854,100		PT Bank Mandiri Persero Tbk	1,592,401
7,802,800		PT Cardig Aero Services Tbk	775,344
7,561,200	*	PT Garuda Indonesia Tbk	331,635
2,321,300		PT Jasa Marga Tbk	1,220,435
1,988,329		PT Matahari Department Store Tbk	2,407,413
6,874,400		PT Perusahaan Gas Negara Persero Tbk	3,386,258
2,429,800		PT Tambang Batubara Bukit Asam Tbk	2,606,822
5,823,800		PT Vale Indonesia Tbk	1,825,098
		TOTAL INDONESIA	16,222,967

KOREA, REPUBLIC OF - 13.3%
61,391		Halla Climate Control Corp	2,735,873
78,847		Hanjin Transportation Co Ltd	3,958,600
43,199		Hankook Tire Co Ltd	2,225,776
225,594	*	Hynix Semiconductor, Inc	10,060,204
8,646		KCC Corp	4,786,718
106,002		Kia Motors Corp	5,148,776
202,566		Korea Electric Power Corp	8,891,792
26,260		LG Chem Ltd	4,921,517
20,053		LG Hausys Ltd	2,992,076
9,071		LG Household & Health Care Ltd	5,287,803
168,118	*	LG.Philips LCD Co Ltd	4,949,228
5,418		Naver Corp	3,833,895
109,655		Samsung Card Co	4,715,258
25,365		Samsung Electronics Co Ltd	29,579,204
28,871		Samsung Life Insurance Co Ltd	3,149,146
2,386	*	Samsung SDS Co Ltd	424,186
178,117		Shinhan Financial Group Co Ltd	8,383,214
18,236		SK Telecom Co Ltd	4,569,923
84,373		Woongjin Coway Co Ltd	6,450,036
		TOTAL KOREA, REPUBLIC OF	117,063,225

MEXICO - 7.6%
2,452,200		Alfa S.A. de C.V. (Class A)	7,813,898
1,194,800		Alpek SAB de C.V.	2,113,442
6,070,300		America Movil S.A. de C.V. (Series L)	7,406,296
7,233,404	*,e	Cemex S.A. de C.V.	8,911,328
963,300		Concentradora Fibra Danhos S.A. de C.V.	2,442,184
363,464		Credito Real SAB de C.V.	934,419
674,200		Fomento Economico Mexicano S.A. de C.V.	6,484,536
1,053,000	*,e	Genomma Lab Internacional S.A. de C.V.	2,657,865
448,600		Grupo Aeroportuario del Centro Norte Sab de C.V.	2,234,963
81

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

1,289,380		Grupo Financiero Banorte S.A. de C.V.	$8,271,756
1,726,200		Grupo Mexico S.A. de C.V. (Series B)	5,931,219
1,100,100		Grupo Televisa S.A.	7,950,374
841,900		Mexichem SAB de C.V.	3,444,186
		TOTAL MEXICO	66,596,466

PHILIPPINES - 3.1%
203,825		GT Capital Holdings, Inc	4,589,019
1,724,720		International Container Term Services, Inc	4,456,492
23,470,000		Megaworld Corp	2,593,683
1,754,923		Metropolitan Bank & Trust	3,226,440
91,842		Philippine Stock Exchange, Inc	593,519
12,598,700		PNOC Energy Development Corp	2,161,302
3,114,600		Robinsons Land Corp	1,703,791
7,814,175		SM Prime Holdings	3,043,673
1,243,147		Universal Robina	5,149,377
		TOTAL PHILIPPINES	27,517,296

POLAND - 0.9%
624,314		Energa S.A.	4,643,083
77,034		KGHM Polska Miedz S.A.	2,971,074
		TOTAL POLAND	7,614,157

QATAR - 0.6%
82,432		Qatar National Bank	4,862,536
		TOTAL QATAR	4,862,536

ROMANIA - 0.1%
135,297		Societatea Nationala de Gaze Naturale ROMGAZ S.A. (GDR) (Registered)	1,275,851
		TOTAL ROMANIA	1,275,851

RUSSIA - 3.6%
613,837		Gazprom OAO (ADR)	4,067,169
264,976	*	Lenta Ltd (ADR)	2,578,216
83,531		LUKOIL (ADR)	4,094,634
119,053		Magnit OAO (GDR)	7,990,757
206,547		MMC Norilsk Nickel (ADR)	3,853,995
18,718		NovaTek OAO (GDR)	2,015,793
523,399		Sberbank of Russian Federation (ADR)	3,985,652
113,130	*	Yandex NV	3,237,781
		TOTAL RUSSIA	31,823,997

SINGAPORE - 1.3%
2,031,160	e	Ezion Holdings Ltd	2,391,874
1,389,000		Global Logistic Properties	2,976,577
3,463,000		Pacific Radiance Ltd	2,871,115
1,154,000		Petra Foods Ltd	3,422,386
		TOTAL SINGAPORE	11,661,952
82

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	VALUE

SOUTH AFRICA - 3.6%
340,250		Barclays Africa Group Ltd	$5,377,396
379,844		MTN Group Ltd	8,410,904
110,653		Naspers Ltd (N Shares)	13,801,653
86,095		Sasol Ltd	4,299,171
		TOTAL SOUTH AFRICA	31,889,124

SRI LANKA - 0.3%
1,438,464		John Keells Holdings plc	2,847,560
		TOTAL SRI LANKA	2,847,560

TAIWAN - 7.4%
3,878,000		Advanced Semiconductor Engineering, Inc	4,678,241
345,000		Airtac International Group	2,522,498
531,000		Catcher Technology Co Ltd	4,482,565
136,321		ChipMOS TECHNOLOGIES Bermuda Ltd	2,928,175
2,652,730		Hon Hai Precision Industry Co, Ltd	8,395,882
2,007,636		Hota Industrial Manufacturing Co Ltd	3,597,253
109,000		Largan Precision Co Ltd	7,657,174
635,000		MediaTek, Inc	9,069,678
4,998,000		Taiwan Semiconductor Manufacturing Co Ltd	21,665,683
		TOTAL TAIWAN	64,997,149

THAILAND - 2.2%
3,812,873		Beauty Community PCL (ADR)	3,688,201
286,800		Kasikornbank PCL (NVDR)	2,077,859
3,568,200		MC Group PCL (ADR)	1,807,327
4,607,210		Minor International PCL (Foreign)	4,914,960
1,110,200		Siam Commercial Bank PCL (Foreign)	6,053,958
117,600		Thai Stanley Electric PCL (ADR)	790,922
		TOTAL THAILAND	19,333,227

TURKEY - 2.1%
426,014		Arcelik AS	2,615,369
147,263		Coca-Cola Icecek AS	3,354,490
851,250		Haci Omer Sabanci Holding AS	3,883,285
316,215		TAV Havalimanlari Holding AS	2,652,745
1,095,219	*	Turk Hava Yollari	3,589,735
964,137		Yapi ve Kredi Bankasi	2,111,416
		TOTAL TURKEY	18,207,040

UNITED ARAB EMIRATES - 1.9%
244,276		Al Noor Hospitals Group plc	3,981,930
1,663,078	*	Emaar Malls Group PJSC	1,453,439
2,133,406		Emaar Properties PJSC	5,947,579
1,053,091		First Gulf Bank PJSC	5,300,426
		TOTAL UNITED ARAB EMIRATES	16,683,374

UNITED KINGDOM - 0.9%
104,195		SABMiller plc (Johannesburg)	5,871,151
387,005		Stock Spirits Group plc	1,888,231
		TOTAL UNITED KINGDOM	7,759,382
83

TIAA-CREF FUNDS - Emerging Markets Equity Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

UNITED STATES - 1.5%
218,437	*	Eros International plc			$4,032,347
144,654		Southern Copper Corp (NY)			4,163,142
90,093	*	Yahoo!, Inc			4,148,783
		TOTAL UNITED STATES			12,344,272

		TOTAL COMMON STOCKS			858,511,969
		(Cost $787,934,884)

PREFERRED STOCKS - 0.0%

PHILIPPINES - 0.0%
1,721,900	*,m	Ayala Land, Inc (Preferred B)			3,837
		TOTAL PHILIPPINES			3,837

		TOTAL PREFERRED STOCKS			3,837
		(Cost $4,057)

RIGHTS / WARRANTS - 0.0%
GREECE - 0.0%
923,635		Piraeus Bank S.A.			532,428
		TOTAL GREECE			532,428

THAILAND - 0.0%
214,931	m	Minor International PCL			0
		TOTAL THAILAND			0

		TOTAL RIGHTS / WARRANTS			532,428
		(Cost $812,068)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 3.8%
GOVERNMENT AGENCY DEBT - 1.1%
$10,000,000		Federal National Mortgage Association (FNMA)	0.045%	11/04/14	9,999,962
		TOTAL GOVERNMENT AGENCY DEBT			9,999,962

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 2.7%
23,955,336	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			23,955,336
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			23,955,336
		TOTAL SHORT-TERM INVESTMENTS			33,955,298
		(Cost $33,955,298)

		TOTAL INVESTMENTS - 102.0%			897,262,171
		(Cost $827,559,659)
		OTHER ASSETS & LIABILITIES, NET - (2.0)%			(17,789,498)
		NET ASSETS - 100.0%			$879,472,673

84

TIAA-CREF FUNDS - Emerging Markets Equity Fund

Abbreviation(s):
	ADR	American Depositary Receipt
	GDR	Global Depositary Receipt
	NVDR	Non Voting Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $22,604,272.
j	Zero coupon.
m	Indicates a security that has been deemed illiquid.
85

TIAA-CREF FUNDS - Emerging Markets Equity Fund

TIAA-CREF FUNDS

EMERGING MARKETS EQUITY FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2014

		% OF
SECTOR	VALUE	NET ASSETS
FINANCIALS	$212,583,646	24.2%
INFORMATION TECHNOLOGY	176,781,640	20.1
CONSUMER DISCRETIONARY	103,133,875	11.7
INDUSTRIALS	74,974,334	8.5
MATERIALS	68,564,198	7.8
CONSUMER STAPLES	57,627,360	6.6
TELECOMMUNICATION SERVICES	49,538,787	5.6
ENERGY	43,753,460	5.0
UTILITIES	41,334,309	4.7
HEALTH CARE	35,015,264	4.0
SHORT - TERM INVESTMENTS	33,955,298	3.8
OTHER ASSETS & LIABILITIES, NET	(17,789,498)	(2.0)

NET ASSETS	$879,472,673	100.0%

86

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

TIAA-CREF FUNDS
ENHANCED INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.4%

AUSTRALIA - 8.9%
47,779		Australia & New Zealand Banking Group Ltd	$1,413,808
170,634		BHP Billiton Ltd	5,104,828
437,928		BHP Billiton plc	11,314,571
423,042		Brambles Ltd	3,558,136
111,756		Commonwealth Bank of Australia	7,946,904
93,121	e	Crown Ltd	1,194,428
51,876		CSL Ltd	3,662,595
896,002		Federation Centres	2,151,655
39,063	e	Flight Centre Ltd	1,449,423
2,552,566	e	Fortescue Metals Group Ltd	7,878,081
341,591	e	Harvey Norman Holdings Ltd	1,148,694
66,340		Leighton Holdings Ltd	1,291,564
27,615		Lend Lease Corp Ltd	385,147
291,233	e	Metcash Ltd	727,375
22,537		National Australia Bank Ltd	697,199
38,713		REA Group Ltd	1,550,111
2,112,068	*	Scentre Group	6,737,367
41,956		Seek Ltd	615,699
45,715		Suncorp-Metway Ltd	594,854
998,277		Telstra Corp Ltd	4,967,579
73,432		Wesfarmers Ltd	2,857,804
496,645		Westpac Banking Corp	15,244,151
132,651		Woodside Petroleum Ltd	4,711,809
137,220		Woolworths Ltd	4,354,753
		TOTAL AUSTRALIA	91,558,535

AUSTRIA - 0.1%
77,055	*,e,m	Immoeast AG.	0
37,605		Voestalpine AG.	1,506,378
		TOTAL AUSTRIA	1,506,378

BELGIUM - 1.3%
38,758		Delhaize Group	2,650,073
99,669		InBev NV	11,052,730
		TOTAL BELGIUM	13,702,803

CHINA - 0.1%
747,000	e	Yangzijiang Shipbuilding	657,558
		TOTAL CHINA	657,558

DENMARK - 1.9%
1,548		AP Moller - Maersk AS (Class A)	3,521,627
3,522		AP Moller - Maersk AS (Class B)	8,218,855
3,317		Coloplast AS	289,114
87

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

51,792		Novo Nordisk AS	$2,341,140
20,265		Pandora AS	1,708,572
99,936	*	Vestas Wind Systems AS	3,335,361
		TOTAL DENMARK	19,414,669

FINLAND - 1.2%
44,092		Fortum Oyj	1,022,572
52,593	e	Kone Oyj (Class B)	2,265,072
98,985	e	Neste Oil Oyj	2,139,743
339,220		Stora Enso Oyj (R Shares)	2,801,315
275,713		UPM-Kymmene Oyj	4,373,502
		TOTAL FINLAND	12,602,204

FRANCE - 8.8%
470,112		AXA S.A.	10,858,893
3,544		BNP Paribas	222,712
94,846		Cap Gemini S.A.	6,240,500
30,392		Casino Guichard Perrachon S.A.	3,116,193
49,717		CNP Assurances	929,467
613,327		Credit Agricole S.A.	9,076,180
195,600	e	Electricite de France	5,775,753
393,337		France Telecom S.A.	6,262,071
134,331		Groupe Eurotunnel S.A.	1,697,842
12,358		Imerys S.A.	886,783
59,862		Michelin (C.G.D.E.) (Class B)	5,199,429
641,204		Natixis	4,413,712
48,342		Sanofi-Aventis	4,386,555
52,661		SCOR	1,613,661
4,774		Societe BIC S.A.	595,535
159,948		Total S.A.	9,549,417
54,600		Valeo S.A.	6,122,332
136,352	e	Vinci S.A.	7,782,732
236,501		Vivendi Universal S.A.	5,777,550
		TOTAL FRANCE	90,507,317

GERMANY - 8.1%
82,487		Allianz AG.	13,117,258
16,706		Axel Springer AG.	919,006
96,487		BASF AG.	8,525,605
28,773		Bayer AG.	4,115,165
47,516		Continental AG.	9,359,025
118,610		Daimler AG. (Registered)	9,247,900
497,484		Deutsche Lufthansa AG.	7,369,066
111,407		Deutsche Post AG.	3,508,184
25,620		Hannover Rueckversicherung AG.	2,138,433
9,126		Henkel KGaA (Preference)	903,182
11,961		Hochtief AG.	885,099
234,599		Infineon Technologies AG.	2,285,631
1,764	*	Kabel Deutschland Holding AG.	239,134
71,508		Merck KGaA	6,473,214
47,430		Muenchener Rueckver AG.	9,338,388
7,365		SAP AG.	501,817
88

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

17,268		Siemens AG.	$1,947,717
251,304		Telefonica Deutschland Holding AG.	1,236,637
7,854		Volkswagen AG.	1,675,009
		TOTAL GERMANY	83,785,470

HONG KONG - 3.3%
37,800		AIA Group Ltd	210,940
80,700		ASM Pacific Technology	887,740
1,709,500		BOC Hong Kong Holdings Ltd	5,690,767
128,000		Cheung Kong Holdings Ltd	2,272,291
54,000		CLP Holdings Ltd	465,000
103,000		Galaxy Entertainment Group Ltd	704,303
531,600	e	Henderson Land Development Co Ltd	3,591,369
338,000		Hong Kong & China Gas Ltd	789,293
379,500		Hong Kong Electric Holdings Ltd	3,664,208
139,100		Hong Kong Exchanges and Clearing Ltd	3,083,085
81,000		Hutchison Whampoa Ltd	1,027,125
200,000		Hysan Development Co Ltd	912,570
691,000		Link REIT	4,063,491
2,178,000		Noble Group Ltd	2,027,408
253,000		Sun Hung Kai Properties Ltd	3,775,038
232,000		Wheelock & Co Ltd	1,118,268
		TOTAL HONG KONG	34,282,896

IRELAND - 0.3%
7,488		CRH plc	166,110
3,342		Kerry Group plc (Class A)	226,949
21,500	*	Ryanair Holdings plc (ADR)	1,194,110
15,688		Shire Ltd	1,052,617
		TOTAL IRELAND	2,639,786

ISRAEL - 0.5%
167,181		Bank Hapoalim Ltd	860,624
182,220		Bezeq Israeli Telecommunication Corp Ltd	311,437
1,231		Delek Group Ltd	425,495
44,593		Israel Chemicals Ltd	300,640
62,271		Teva Pharmaceutical Industries Ltd	3,515,032
		TOTAL ISRAEL	5,413,228

ITALY - 1.9%
184,670		Assicurazioni Generali S.p.A.	3,789,508
206,481		Autostrade S.p.A.	4,876,503
382,857		ENI S.p.A.	8,156,728
407,603		Snam Rete Gas S.p.A.	2,204,106
		TOTAL ITALY	19,026,845

JAPAN - 20.8%
20,400	e	Alfresa Holdings Corp	258,874
1,291,000		Aozora Bank Ltd	4,537,744
758,000		Asahi Kasei Corp	6,220,307
11,400		Bridgestone Corp	380,962
89

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

7,400		Calbee, Inc	$259,180
33,500		Canon, Inc	1,027,785
64,100		Central Japan Railway Co	9,560,446
105,300	e	Chugoku Electric Power Co, Inc	1,388,678
227,000		Dai Nippon Printing Co Ltd	2,237,492
29,800		Daikin Industries Ltd	1,862,741
395,000	e	Daiwa House Industry Co Ltd	7,473,238
1,140,000		Daiwa Securities Group, Inc	9,009,371
31,400		Denso Corp	1,439,175
419,000		Fuji Electric Holdings Co Ltd	1,840,864
77,400		Fuji Heavy Industries Ltd	2,576,116
641,000		Hitachi Ltd	5,036,638
65,600		Hokuriku Electric Power Co	885,619
67,900		Hoya Corp	2,402,766
171,500		Japan Tobacco, Inc	5,851,415
68,600		KDDI Corp	4,504,924
14,800		Kirin Brewery Co Ltd	191,879
3,321,000		Kobe Steel Ltd	5,276,562
326,400		Komatsu Ltd	7,706,091
383,000		Kubota Corp	6,096,596
58,000		Kyowa Hakko Kogyo Co Ltd	676,474
55,100	e	Lawson, Inc	3,737,836
11,700		Matsushita Electric Industrial Co Ltd	140,766
530,000		Mitsubishi Electric Corp	6,833,708
9,400		Mitsubishi Motors Corp	96,718
121,100		Mitsubishi UFJ Financial Group, Inc	705,918
271,300		Mitsubishi UFJ Lease & Finance Co Ltd	1,432,343
79,900		Mitsui & Co Ltd	1,206,415
474,000		Mitsui Trust Holdings, Inc	1,935,210
72,000		Nippon Electric Glass Co Ltd	334,803
177,000		Nippon Meat Packers, Inc	4,081,565
116,400		Nippon Telegraph & Telephone Corp	7,242,271
889,200		Nissan Motor Co Ltd	8,111,015
237,900		ORIX Corp	3,302,109
32,000		Osaka Gas Co Ltd	127,643
45,900		Otsuka Corp	1,706,710
250,300		Otsuka Holdings KK	8,780,034
226,700		Resona Holdings, Inc	1,296,675
329,500		Ricoh Co Ltd	3,402,862
25,200		Rohm Co Ltd	1,533,944
144,200		Seiko Epson Corp	6,691,560
222,000		Sekisui Chemical Co Ltd	2,766,868
362,400		Sekisui House Ltd	4,506,403
212,100	e	Showa Shell Sekiyu KK	1,819,883
3,300		Softbank Corp	240,238
30,500	*	So-net M3, Inc	508,998
37,300		Sumitomo Mitsui Financial Group, Inc	1,521,202
73,300	*	Sysmex Corp	3,129,187
362,000		Taiheiyo Cement Corp	1,328,161
28,000	e	Taisei Corp	155,706
215,400		Tohoku Electric Power Co, Inc	2,692,113
90

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

299,200		Tokio Marine Holdings, Inc	$9,594,780
10,000		Toto Ltd	112,839
61,600		Toyota Industries Corp	2,933,162
344,700		Toyota Motor Corp	20,743,073
62,500		Trend Micro, Inc	2,105,974
431		United Urban Investment Corp	680,206
116,900		West Japan Railway Co	5,572,082
146,600		Yamaha Motor Co Ltd	2,773,338
		TOTAL JAPAN	214,586,255

LUXEMBOURG - 0.3%
79,054		SES Global S.A.	2,729,283
		TOTAL LUXEMBOURG	2,729,283

NETHERLANDS - 3.0%
49,368		Boskalis Westminster	2,633,800
14,671		Heineken Holding NV	950,924
441,428		Koninklijke Ahold NV	7,393,316
294,971		Royal Dutch Shell plc (A Shares)	10,536,881
245,154		Royal Dutch Shell plc (B Shares)	9,057,319
		TOTAL NETHERLANDS	30,572,240

NEW ZEALAND - 0.2%
55,735		Contact Energy Ltd	270,382
102,747		Fletcher Building Ltd	693,020
101,068		Ryman Healthcare Ltd	598,387
		TOTAL NEW ZEALAND	1,561,789

NORWAY - 0.7%
474,270		Norsk Hydro ASA	2,655,398
175,189		Statoil ASA	4,009,276
		TOTAL NORWAY	6,664,674

PORTUGAL - 0.3%
798,092		Energias de Portugal S.A.	3,434,451
		TOTAL PORTUGAL	3,434,451

SINGAPORE - 1.2%
276,000		CapitaMall Trust	423,326
241,224	e	DBS Group Holdings Ltd	3,470,107
30,000		Jardine Cycle & Carriage Ltd	932,533
232,000		Keppel Corp Ltd	1,701,305
717,369		Oversea-Chinese Banking Corp	5,525,970
		TOTAL SINGAPORE	12,053,241

SOUTH AFRICA - 0.2%
262,827		Investec plc	2,409,985
		TOTAL SOUTH AFRICA	2,409,985

SPAIN - 3.0%
43,639		Banco Bilbao Vizcaya Argentaria S.A.	488,093
1,729,636		Banco Santander Central Hispano S.A.	15,282,240
91

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

592,410		Criteria CaixaBank S.A.	$3,237,641
8,093		Enagas	271,599
218,312		Gas Natural SDG S.A.	6,304,138
7,127		Red Electrica de Espana	622,766
341,167		Telefonica S.A.	5,133,772
		TOTAL SPAIN	31,340,249

SWEDEN - 3.3%
869,851		Ericsson (LM) (B Shares)	10,278,504
159,844		Investor AB (B Shares)	5,737,213
669,647		Skandinaviska Enskilda Banken AB (Class A)	8,601,123
179,432		Skanska AB (B Shares)	3,657,624
119,701		Svenska Handelsbanken (A Shares)	5,722,329
		TOTAL SWEDEN	33,996,793

SWITZERLAND - 8.8%
27,574		Actelion Ltd	3,283,929
23,322		Baloise Holding AG.	2,935,885
3,078		EMS-Chemie Holding AG.	1,108,482
4,088		Givaudan S.A.	6,826,847
62,484		Glencore Xstrata plc	320,583
3,270		Kuehne & Nagel International AG.	426,179
339		Lindt & Spruengli AG.	1,701,433
203,850		Nestle S.A.	14,949,155
260,553		Novartis AG.	24,180,062
22,084		Phonak Holding AG.	3,443,578
72,406		Roche Holding AG.	21,367,110
425		Sika AG.	1,519,214
40,162		Swiss Re Ltd	3,247,532
7,660		Swisscom AG.	4,515,730
1,794		Zurich Financial Services AG.	542,915
		TOTAL SWITZERLAND	90,368,634

UNITED KINGDOM - 19.8%
279,740		Antofagasta plc	3,150,376
34,656	e	AstraZeneca plc (ADR)	2,527,809
1,002,580		Aviva plc	8,385,832
353,511		BP plc (ADR)	15,363,588
194,571		British American Tobacco plc	11,027,817
405,237		British Land Co plc	4,731,833
164,021		British Sky Broadcasting plc	2,324,547
1,538,056		BT Group plc	9,067,348
19,932		Bunzl plc	541,262
27,710		Diageo plc	817,234
168,003		Direct Line Insurance Group plc	743,188
166,489		easyJet plc	4,000,557
713,372	*	Fiat DaimlerChrysler Automobiles NV	7,981,136
753,617		GKN plc	3,850,929
711,250		GlaxoSmithKline plc	16,084,182
1,022,102		HSBC Holdings plc	10,420,701
119,425		Imperial Tobacco Group plc	5,188,040
687,728	*	International Consolidated Airlines Group S.A.	4,498,006
92

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

SHARES		COMPANY	VALUE

971,109	e	J Sainsbury plc	$3,825,742
67,672		Johnson Matthey plc	3,230,770
2,024,517		Legal & General Group plc	7,503,441
26,650	*	Liberty International plc	145,382
513,125	*	Lloyds TSB Group plc	633,652
666,189		National Grid plc	9,886,221
53,621		Next plc	5,535,654
837,416		Old Mutual plc	2,600,659
552,556		Prudential plc	12,795,002
145,826		Reckitt Benckiser Group plc	12,281,971
162,966		Reed Elsevier NV	3,753,963
353,685		Reed Elsevier plc	5,820,681
27,793		Rio Tinto plc	1,322,431
428,280		Royal Mail plc	3,030,906
318,948		Sage Group plc	1,931,374
25,984		Segro plc	158,302
19,475		Tate & Lyle plc	188,481
261,727		Unilever NV	10,144,132
43,615		Unilever plc	1,754,434
51,223		Vodafone Group plc (ADR)	1,701,628
88,903		Weir Group plc	3,249,302
31,905		Wolseley plc	1,696,707
		TOTAL UNITED KINGDOM	203,895,220

UNITED STATES - 0.4%
70,000	d,e	iShares MSCI EAFE Index Fund	4,476,500
		TOTAL UNITED STATES	4,476,500

		TOTAL COMMON STOCKS	1,013,187,003
		(Cost $931,929,605)

RIGHTS / WARRANTS - 0.0%
SPAIN - 0.0%
1,729,636		Banco Santander S.A.	329,459
		TOTAL SPAIN	329,459

		TOTAL RIGHTS / WARRANTS	329,459
		(Cost $333,260)

SHORT-TERM INVESTMENTS - 4.6%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.6%
47,852,875	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	47,852,875
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	47,852,875
		TOTAL SHORT-TERM INVESTMENTS	47,852,875
		(Cost $47,852,875)

		TOTAL INVESTMENTS - 103.0%	1,061,369,337
		(Cost $980,115,740)
93

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

VALUE

OTHER ASSETS & LIABILITIES, NET - (3.0)%	$(31,285,200)
NET ASSETS - 100.0%	$1,030,084,137

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated to cover margin requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $45,640,539.
m	Indicates a security that has been deemed illiquid.
94

TIAA-CREF FUNDS - Enhanced International Equity Index Fund

TIAA-CREF FUNDS
ENHANCED INTERNATIONAL EQUITY INDEX FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2014

SECTOR	VALUE	% OF NET ASSETS
FINANCIALS	$268,284,848	26.1%
INDUSTRIALS	124,995,821	12.1
CONSUMER DISCRETIONARY	119,913,689	11.6
HEALTH CARE	110,674,053	10.7
CONSUMER STAPLES	110,233,614	10.7
MATERIALS	76,509,963	7.4
ENERGY	65,770,138	6.4
TELECOMMUNICATION SERVICES	50,961,184	5.0
INFORMATION TECHNOLOGY	46,368,609	4.5
UTILITIES	39,804,543	3.9
SHORT - TERM INVESTMENTS	47,852,875	4.6
OTHER ASSETS & LIABILITIES, NET	(31,285,200)	(3.0)

NET ASSETS	$1,030,084,137	100.0%
95

TIAA-CREF FUNDS - Global Natural Resources Fund

TIAA-CREF FUNDS
GLOBAL NATURAL RESOURCES FUND
SCHEDULE OF INVESTMENTS
October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.9%

AUSTRALIA - 10.9%
1,414,628	*	Alumina Ltd	$2,044,548
345,268		Amcor Ltd	3,586,241
173,418		BHP Billiton Ltd	5,188,116
323,440		BHP Billiton plc	8,356,591
1,709,774	e	Fortescue Metals Group Ltd	5,276,940
102,399		Oil Search Ltd	785,165
74,428		Woodside Petroleum Ltd	2,643,708
		TOTAL AUSTRALIA	27,881,309

AUSTRIA - 0.3%
20,410		Voestalpine AG.	817,582
		TOTAL AUSTRIA	817,582

CANADA - 13.6%
42,920		Agrium, Inc	4,199,271
102,800		Alimentation Couche Tard, Inc	3,488,843
13,282		Canadian Pacific Railway Ltd (Toronto)	2,762,698
68,000		Franco-Nevada Corp	3,183,248
47,461		Gibson Energy, Inc	1,380,393
69,577		Imperial Oil Ltd	3,347,820
82,480	e	Inter Pipeline Ltd	2,598,700
30,097		Keyera Corp	2,394,301
62,765	e	Peyto Exploration & Development Corp	1,771,487
193,743		Potash Corp of Saskatchewan	6,613,099
152,517	*	Seven Generations Energy Ltd	3,071,857
		TOTAL CANADA	34,811,717

DENMARK - 1.0%
57,268		Novozymes AS	2,651,891
		TOTAL DENMARK	2,651,891

FINLAND - 0.5%
146,437		Stora Enso Oyj (R Shares)	1,209,292
		TOTAL FINLAND	1,209,292

FRANCE - 2.2%
95,361		Total S.A.	5,693,362
		TOTAL FRANCE	5,693,362

HONG KONG - 0.3%
1,236,000		Lee & Man Paper Manufacturing Ltd	678,287
		TOTAL HONG KONG	678,287
96

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES		COMPANY	VALUE

INDIA - 3.3%
93,598		Britannia Industries Ltd	$2,332,357
141,576		Kaveri Seed Co Ltd	2,127,387
222,940		PI Industries Ltd	1,620,127
270,430		Sesa Sterlite Ltd	1,128,398
218,477		United Phosphorus Ltd	1,236,813
		TOTAL INDIA	8,445,082

INDONESIA - 2.1%
7,220,000		PT Charoen Pokphand Indonesia Tbk	2,510,927
1,916,900		PT Perusahaan Gas Negara Persero Tbk	944,245
363,400		PT Tambang Batubara Bukit Asam Tbk	389,876
4,831,900		PT Vale Indonesia Tbk	1,514,250
		TOTAL INDONESIA	5,359,298

JAPAN - 1.7%
114,000		Hitachi Metals Ltd	1,924,639
41,000		JFE Holdings, Inc	794,267
122,000	e	Sumitomo Metal Mining Co Ltd	1,692,446
		TOTAL JAPAN	4,411,352

JERSEY, C.I. - 0.5%
21,297		Randgold Resources Ltd	1,246,478
		TOTAL JERSEY, C.I.	1,246,478

KOREA, REPUBLIC OF - 1.0%
6,594		Korea Zinc Co Ltd	2,483,252
		TOTAL KOREA, REPUBLIC OF	2,483,252

MALAYSIA - 0.8%
476,700		IOI Corp BHD	708,692
194,000		Kuala Lumpur Kepong BHD	1,356,342
		TOTAL MALAYSIA	2,065,034

NETHERLANDS - 3.7%
216,112		Royal Dutch Shell plc (A Shares)	7,719,899
48,253		Royal Dutch Shell plc (B Shares)	1,782,728
		TOTAL NETHERLANDS	9,502,627

NORWAY - 0.9%
230,651		Norsk Hydro ASA	1,291,396
20,000		Yara International ASA	918,427
		TOTAL NORWAY	2,209,823

POLAND - 1.0%
67,666		KGHM Polska Miedz S.A.	2,609,766
		TOTAL POLAND	2,609,766

RUSSIA - 0.7%
95,000		MMC Norilsk Nickel (ADR)	1,772,621
		TOTAL RUSSIA	1,772,621
97

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES		COMPANY	VALUE

SOUTH AFRICA - 1.0%
53,546		Sasol Ltd	$2,673,830
		TOTAL SOUTH AFRICA	2,673,830

SWEDEN - 1.0%
152,484		Boliden AB	2,520,158
		TOTAL SWEDEN	2,520,158

SWITZERLAND - 3.8%
354,167		Glencore Xstrata plc	1,817,101
865		SGS S.A.	1,901,721
19,574		Syngenta AG.	6,053,403
		TOTAL SWITZERLAND	9,772,225

THAILAND - 0.8%
174,200		PTT PCL (Foreign)	1,971,459
		TOTAL THAILAND	1,971,459

UNITED KINGDOM - 2.9%
70,414		Anglo American plc (London)	1,486,690
133,958		Antofagasta plc	1,508,608
93,799		Rio Tinto plc	4,463,092
		TOTAL UNITED KINGDOM	7,458,390

UNITED STATES - 43.9%
93,215		Alcoa, Inc	1,562,283
36,135		Alliance Holdings GP LP	2,481,029
188,216		Archer Daniels Midland Co	8,846,152
40,905		Bunge Ltd	3,626,228
24,497		CF Industries Holdings, Inc	6,369,220
13,981		Cimarex Energy Co	1,589,220
21,954		Compass Minerals International, Inc	1,881,019
67,836		ConocoPhillips	4,894,367
53,150	*,e	Continental Resources, Inc	2,996,065
66,664		Enterprise Products Partners LP	2,459,902
28,193		EOG Resources, Inc	2,679,745
14,092		EQT Corp	1,325,212
164,853		Exxon Mobil Corp	15,942,934
227,306	*	Graphic Packaging Holding Co	2,757,222
105,520		International Paper Co	5,341,422
30,593		Magellan Midstream Partners LP	2,504,649
172,040		Monsanto Co	19,791,482
9,492		NewMarket Corp	3,682,991
29,000		Nucor Corp	1,567,740
42,503		Packaging Corp of America	3,063,616
18,124		Phillips 66	1,422,734
100,997		RPC, Inc	1,656,351
20,221	*,e	RSP Permian, Inc	494,808
32,800		Scotts Miracle-Gro Co (Class A)	1,943,072
185,765		Southern Copper Corp (NY)	5,346,317
98

TIAA-CREF FUNDS - Global Natural Resources Fund

SHARES		COMPANY	VALUE

111,618		Steel Dynamics, Inc	$2,568,330
42,427	*,e	Ultra Petroleum Corp	967,335
57,632		Western Refining, Inc	2,627,443
4,179	*	Whiting Petroleum Corp	255,922
		TOTAL UNITED STATES	112,644,810

		TOTAL COMMON STOCKS	250,889,645
		(Cost $239,210,832)

SHORT-TERM INVESTMENTS - 4.0%
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.0%
10,270,649	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	10,270,649
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	10,270,649
		TOTAL SHORT-TERM INVESTMENTS	10,270,649
		(Cost $10,270,649)

		TOTAL INVESTMENTS - 101.9% (Cost $249,481,481)	261,160,294
		OTHER ASSETS & LIABILITIES, NET - (1.9)%	(4,803,653)
		NET ASSETS - 100.0%	$256,356,641

		Abbreviation(s):
		ADR American Depositary Receipt

	*	Non-income producing.
	c	Investments made with cash collateral received from securities on loan.
	e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $9,807,762.
99

TIAA-CREF FUNDS - Global Natural Resources Fund

TIAA-CREF FUNDS
GLOBAL NATURAL RESOURCES FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2014

		% OF
SECTOR	VALUE	NET ASSETS
MATERIALS	$137,761,752	53.7%
ENERGY	82,522,300	32.2
CONSUMER STAPLES	24,996,929	9.8
INDUSTRIALS	4,664,419	1.8
UTILITIES	944,245	0.4
SHORT - TERM INVESTMENTS	10,270,649	4.0
OTHER ASSETS & LIABILITIES, NET	(4,803,653)	(1.9)

NET ASSETS	$256,356,641	100.0%

100

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.9%

AUSTRALIA - 0.7%
876,829	e	BHP Billiton Ltd	$26,231,941
		TOTAL AUSTRALIA	26,231,941

BELGIUM - 0.4%
345,764		Arseus NV	13,793,348
		TOTAL BELGIUM	13,793,348

CHINA - 0.6%
26,421,000	*	Intime Retail Group Co Ltd	23,009,667
		TOTAL CHINA	23,009,667

FRANCE - 21.5%
4,597,512	e	Accor S.A.	193,152,017
292,932		Aeroports de Paris	34,672,624
451,088		BNP Paribas	28,347,298
2,415,852		Compagnie de Saint-Gobain	103,845,028
108,363	e	Eiffage S.A.	5,760,896
1,403,581	e	Essilor International S.A.	154,986,157
67,001		Nexity	2,405,474
1,591,089		Renault S.A.	118,355,160
5,455,883		Rexel S.A.	91,708,169
1,078,506	e	Vinci S.A.	61,559,221
		TOTAL FRANCE	794,792,044

GERMANY - 11.1%
1,056,439		Adidas-Salomon AG.	76,978,457
541,711		Bayer AG.	77,476,461
535,357		Henkel KGaA (Preference)	52,983,211
1,274,321		Lanxess AG.	66,374,719
731,699		Linde AG.	135,038,853
		TOTAL GERMANY	408,851,701

GREECE - 4.1%
2,299,229	*	Hellenic Telecommunications Organization S.A.	25,968,813
22,579,607	*	National Bank of Greece S.A.	54,464,234
48,994,901	*	Piraeus Bank S.A.	71,249,514
		TOTAL GREECE	151,682,561

HONG KONG - 0.0%
18,265		Hong Kong Exchanges and Clearing Ltd	404,835
		TOTAL HONG KONG	404,835
101

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	VALUE

INDIA - 9.3%
535,861		Eicher Motors Ltd	$111,311,983
5,703,926		HDFC Bank Ltd	84,919,631
3,833,022		IndusInd Bank Ltd	44,964,431
3,851,234		Larsen & Toubro Ltd	103,796,252
		TOTAL INDIA	344,992,297

INDONESIA - 0.6%
36,788,000		PT Indofood Sukses Makmur Tbk	20,779,211
		TOTAL INDONESIA	20,779,211

JAPAN - 15.1%
57,800		Daikin Industries Ltd	3,612,967
307,200		Don Quijote Co Ltd	18,406,157
4,750		Fanuc Ltd	837,120
42,000		Fast Retailing Co Ltd	15,613,804
1,346,100		Hoya Corp	47,634,218
1,084,000		J Front Retailing Co Ltd	14,427,874
34,697		Kao Corp	1,352,977
25,830		Komatsu Ltd	609,829
696,200	e	Matsui Securities Co Ltd	6,680,019
4,977,400		Mazda Motor Corp	117,599,981
32,057		Mitsubishi Corp	628,585
241,984		Mitsubishi Electric Corp	3,120,091
363,000		Mitsubishi Heavy Industries Ltd	2,264,407
1,240,147		Mitsubishi UFJ Financial Group, Inc	7,229,081
24,000		Mitsui Trust Holdings, Inc	97,985
369,400		Murata Manufacturing Co Ltd	41,505,943
1,203,000		NGK Insulators Ltd	25,910,234
58,647		Nomura Holdings, Inc	366,332
3,254,275	*	Olympus Corp	116,844,979
387,850		Softbank Corp	28,235,252
3,416,950		Sony Corp	67,461,919
73,250		Sumitomo Corp	781,557
16,000		Sumitomo Metal Mining Co Ltd	221,960
13,000		Suruga Bank Ltd	271,783
504,100		Toyota Motor Corp	30,335,316
1,039,700	e	Yumeshin Holdings Co Ltd	7,374,554
		TOTAL JAPAN	559,424,924

KOREA, REPUBLIC OF - 0.1%
9,976	*	Samsung SDS Co Ltd	1,773,544
		TOTAL KOREA, REPUBLIC OF	1,773,544

MEXICO - 0.5%
335,800	e	Grupo Financiero Banorte S.A. de C.V.	2,154,257
6,301,200		Qualitas Controladora SAB de C.V.	16,297,841
		TOTAL MEXICO	18,452,098

NETHERLANDS - 5.4%
91,297		ASML Holding NV	9,103,435
1,435,599		Heineken NV	107,245,151
102

TIAA-CREF FUNDS - International Equity Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

5,792,794	*	ING Groep NV			$82,954,905
4,414		Royal Dutch Shell plc (A Shares)			157,676
		TOTAL NETHERLANDS			199,461,167

SWEDEN - 0.9%
1,656,374		SKF AB (B Shares)			33,222,585
		TOTAL SWEDEN			33,222,585

SWITZERLAND - 8.7%
1,381,782		Adecco S.A.			93,659,403
131,408		Burckhardt Compression Holding AG.			56,300,482
2,976,234		Clariant AG.			51,914,544
38,661		Geberit AG.			13,196,358
653,393		Holcim Ltd			46,374,259
610,992		Swatch Group AG. (Registered)			51,691,520
464,245		UBS AG.			8,072,354
		TOTAL SWITZERLAND			321,208,920

UNITED KINGDOM - 18.9%
458,328		ARM Holdings plc			6,488,719
1,515,964		Associated British Foods plc			66,902,209
144,615		Barclays plc			556,177
16,148,457		British Sky Broadcasting plc			228,860,037
4,392,273		Essentra plc			48,359,704
29,203,843		Group 4 Securicor plc			119,538,529
41,090,444		Man Group plc			81,473,016
774,950		Reckitt Benckiser Group plc			65,268,975
263,317		Rio Tinto plc			12,529,004
7,019,550		Tate & Lyle plc			67,935,853
		TOTAL UNITED KINGDOM			697,912,223

		TOTAL COMMON STOCKS			3,615,993,066
		(Cost $3,642,848,963)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 2.1%
GOVERNMENT AGENCY DEBT - 0.4%
$7,100,000		Federal Home Loan Bank (FHLB)	0.045%	11/21/14	7,099,823
6,800,000		Federal Home Loan Bank (FHLB)	0.045	12/03/14	6,799,728
		TOTAL GOVERNMENT AGENCY DEBT			13,899,551

TREASURY DEBT - 0.0%
400,000		United States Treasury Bill	0.033	12/18/14	399,983
		TOTAL TREASURY DEBT			399,983

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.7%
64,484,560	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			64,484,560
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			64,484,560
		TOTAL SHORT-TERM INVESTMENTS			78,784,094
		(Cost $78,784,093)
103

TIAA-CREF FUNDS - International Equity Fund

VALUE

TOTAL INVESTMENTS - 100.0%	$3,694,777,160
(Cost $3,721,633,056)
OTHER ASSETS & LIABILITIES, NET - 0.0%	(808,905)
NET ASSETS - 100.0%	$3,693,968,255

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $61,504,396.
104

TIAA-CREF FUNDS - International Equity Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2014

SECTOR	VALUE	% OF NET ASSETS
CONSUMER DISCRETIONARY	$955,891,909	25.8%
INDUSTRIALS	873,710,874	23.7
FINANCIALS	492,909,166	13.3
MATERIALS	387,044,985	10.5
CONSUMER STAPLES	382,467,586	10.4
HEALTH CARE	363,100,946	9.8
INFORMATION TECHNOLOGY	104,732,316	2.8
TELECOMMUNICATION SERVICES	54,204,064	1.5
UTILITIES	1,773,544	0.1
ENERGY	157,676	0.0
SHORT - TERM INVESTMENTS	78,784,094	2.1
OTHER ASSETS & LIABILITIES, NET	(808,905)	(0.0)

NET ASSETS	$3,693,968,255	100.0%

105

TIAA-CREF FUNDS - International Opportunities Fund

TIAA-CREF FUNDS

INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 97.3%

AUSTRALIA - 3.0%
429,239		Australia & New Zealand Banking Group Ltd	$12,701,426
520,711		BHP Billiton Ltd	15,578,021
99,964		National Australia Bank Ltd	3,092,462
		TOTAL AUSTRALIA	31,371,909

BELGIUM - 1.6%
170,753		Arseus NV	6,811,743
123,136	e	UCB S.A.	9,930,460
		TOTAL BELGIUM	16,742,203

BRAZIL - 2.3%
849,180		Banco Itau Holding Financeira S.A.	12,594,279
266,000		Cia Brasileira de Distribuicao Grupo Pao de Acucar	11,153,558
		TOTAL BRAZIL	23,747,837

CANADA - 7.2%
362,972		Alimentation Couche Tard, Inc	12,318,601
146,157	*,e	Canadian National Railway Co	10,304,454
135,766		Dollarama, Inc	11,928,086
90,300		Gildan Activewear, Inc	5,379,302
244,639		Suncor Energy, Inc	8,686,795
344,115		Toronto-Dominion Bank	16,936,302
408,112		TransForce, Inc	9,979,652
		TOTAL CANADA	75,533,192

CHINA - 6.8%
66,047	*	Alibaba Group Holding Ltd (ADR)	6,512,234
110,969	*,e	Bitauto Holdings Ltd (ADR)	9,290,324
4,300,905		China Animal Healthcare Ltd	3,550,416
7,728,600	e	China Everbright International Ltd	10,671,035
3,240,900		Haitong Securities Co Ltd	5,564,373
15,315,000		Sihuan Pharmaceutical Holdings	12,229,029
1,035,900		Tencent Holdings Ltd	16,649,258
12,349,600	*	Xinchen China Power Holdings Ltd	6,902,113
		TOTAL CHINA	71,368,782

FRANCE - 4.3%
167,385		BNP Paribas	10,518,818
540,808	*	GameLoft	2,778,626
106

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

35,594		L’Oreal S.A.	$5,585,987
179,532		Teleperformance	11,313,130
259,025		Total S.A.	15,464,636
		TOTAL FRANCE	45,661,197

GERMANY - 3.2%
96,751		Allianz AG.	15,385,549
102,705		Beiersdorf AG.	8,327,203
411,339	*,e	Paion AG.	1,452,078
230,273		Wirecard AG.	8,262,021
		TOTAL GERMANY	33,426,851

HONG KONG - 1.2%
2,301,400		AIA Group Ltd	12,842,790
		TOTAL HONG KONG	12,842,790

INDIA - 1.1%
463,079		Just Dial Ltd	11,321,004
		TOTAL INDIA	11,321,004

INDONESIA - 1.9%
11,416,100		PT Bank Mandiri Persero Tbk	9,804,762
56,352,800		PT Express Transindo Utama Tbk	5,435,067
52,244,500		PT Lippo Karawaci Tbk	4,627,437
		TOTAL INDONESIA	19,867,266

IRELAND - 2.8%
362,735		CRH plc	8,046,710
183,188		Shire Ltd	12,291,353
417,403		Smurfit Kappa Group plc	8,624,270
		TOTAL IRELAND	28,962,333

ITALY - 0.5%
285,302	*,e	Yoox S.p.A	5,275,130
		TOTAL ITALY	5,275,130

JAPAN - 15.7%
128,700	*,e	CYBERDYNE, Inc	4,149,775
373,900		Fuji Heavy Industries Ltd	12,444,569
230,300	*,e	GMO Payment Gateway, Inc	4,760,406
394,800		Hoya Corp	13,970,722
409,400	*,e	Infomart Corp	7,294,289
855,000	e	Iwatani International Corp	5,845,757
663,900	e	Kubota Corp	10,567,964
1,057,000	e	Matsui Securities Co Ltd	10,141,884
1,624,000	e	Mitsui OSK Lines Ltd	5,130,793
361,300	e	MonotaRO Co Ltd	9,546,195
107

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

112,000		Murata Manufacturing Co Ltd	$12,584,368
61,300	e	Oriental Land Co Ltd	13,108,340
695,600		ORIX Corp	9,655,096
168,000		Seria Co Ltd	7,055,330
1,458,700	e	Shimizu Corp	10,764,786
131,400		Softbank Corp	9,565,843
177,400		Sumitomo Mitsui Financial Group, Inc	7,234,887
244,900	*	Sysmex Corp	10,454,814
		TOTAL JAPAN	164,275,818

KOREA, REPUBLIC OF - 2.6%
42,560	*	Cosmax, Inc	4,299,917
98,587		Hanssem Co Ltd	11,751,208
88,889	*	i-SENS Inc	5,227,625
5,012		Samsung Electronics Co Ltd	5,844,706
		TOTAL KOREA, REPUBLIC OF	27,123,456

MACAU - 0.8%
2,203,200	e	Wynn Macau Ltd	7,964,805
		TOTAL MACAU	7,964,805

NETHERLANDS - 3.8%
130,390		ASML Holding NV	13,001,489
1,221,117	*	ING Groep NV	17,486,837
273,982		Royal Dutch Shell plc (A Shares)	9,787,117
		TOTAL NETHERLANDS	40,275,443

NORWAY - 2.2%
595,304		DNB NOR Holding ASA	10,937,077
542,088		Statoil ASA	12,405,918
		TOTAL NORWAY	23,342,995

PHILIPPINES - 3.1%
2,381,880		Banco de Oro Universal Bank	5,199,111
110,572,800		Megaworld Corp	12,219,461
6,512,300		Nickel Asia Corp	6,029,090
6,599,860		Robinsons Retail Holdings, Inc	9,412,614
		TOTAL PHILIPPINES	32,860,276

SINGAPORE - 0.6%
7,820,500	e	Genting International plc	6,698,017
		TOTAL SINGAPORE	6,698,017

SOUTH AFRICA - 0.6%
1,792,743		Life Healthcare Group Holdings Pte Ltd	6,779,435
		TOTAL SOUTH AFRICA	6,779,435
108

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	VALUE

SPAIN - 2.2%
457,231		Acerinox S.A.	$6,803,402
278,060		Amadeus IT Holding S.A.	10,230,429
142,139	*,e,m	Let’s GOWEX S.A.	1,781
118,620	e	Tecnicas Reunidas S.A.	5,843,603
		TOTAL SPAIN	22,879,215

SWEDEN - 2.3%
487,300		Elekta AB (B Shares)	4,997,210
322,640		Intrum Justitia AB	9,608,767
292,584		Kinnevik Investment AB (Series B)	9,290,380
		TOTAL SWEDEN	23,896,357

SWITZERLAND - 3.2%
105,877		Lonza Group AG.	11,666,218
235,180		Novartis AG.	21,825,375
		TOTAL SWITZERLAND	33,491,593

TAIWAN - 3.2%
762,897		Eclat Textile Co Ltd	7,277,412
447,000		Ginko International Co Ltd	6,019,672
5,929,407		Hota Industrial Manufacturing Co Ltd	10,624,223
713,000		King Slide Works Co Ltd	9,361,674
		TOTAL TAIWAN	33,282,981

UNITED ARAB EMIRATES - 0.4%
306,808		Al Noor Hospitals Group plc	5,001,261
		TOTAL UNITED ARAB EMIRATES	5,001,261

UNITED KINGDOM - 17.2%
1,741,362		Ashtead Group plc	29,175,182
102,400	*	ASOS plc	4,366,404
217,213		Aveva Group plc	5,337,228
603,613	*	BTG plc	7,296,331
235,141		Consort Medical plc	2,708,317
1,059,028		Countrywide plc	7,778,160
1,369,498	*	International Consolidated Airlines Group S.A. (London)	8,983,882
1,464,387	*	Just Eat plc	7,205,778
3,874,444		Man Group plc	7,682,142
10,023,676	*,e	Monitise plc	5,214,078
291,574		PayPoint plc	4,018,304
1,288,786	*	Poundland Group plc	6,494,266
274,888		Rightmove plc	9,297,688
264,622		SABMiller plc	14,967,802
810,869	*	Sports Direct International plc	8,375,012
150,776	*	SuperGroup plc	2,001,930
8,156,585		Taylor Wimpey plc	15,493,932
327,059		Travis Perkins plc	8,665,842
109

TIAA-CREF FUNDS - International Opportunities Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

101,960		Unilever plc			$4,101,390
184,281		Whitbread plc			12,881,424
406,297		WPP plc			7,936,059
		TOTAL UNITED KINGDOM			179,981,151

UNITED STATES - 3.5%
81,218		iShares MSCI EAFE Index Fund			5,193,891
213,573	*,e	Lululemon Athletica, Inc			8,895,316
109,500	*,e	Mobileye NV			5,695,095
27,831		Perrigo Co plc			4,493,315
94,005	*	Valeant Pharmaceuticals International, Inc			12,494,520
		TOTAL UNITED STATES			36,772,137

		TOTAL COMMON STOCKS			1,020,745,434
		(Cost $965,313,896)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 8.8%
GOVERNMENT AGENCY DEBT - 2.0%
$20,000,000		Federal Home Loan Bank (FHLB)	0.060%	12/17/14	19,998,467
		TOTAL GOVERNMENT AGENCY DEBT			19,998,467

SHARES		COMPANY
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 6.8%
71,710,851	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			71,710,851
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			71,710,851
		TOTAL SHORT-TERM INVESTMENTS			91,709,318
		(Cost $91,709,318)

		TOTAL INVESTMENTS - 106.1%			1,112,454,752
		(Cost $1,057,023,214)
		OTHER ASSETS & LIABILITIES, NET - (6.1)%			(63,570,195)
		NET ASSETS - 100.0%			$1,048,884,557

Abbreviation(s):
ADR American Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $66,682,862.
m	Indicates a security that has been deemed illiquid.
110

TIAA-CREF FUNDS - International Opportunities Fund

TIAA-CREF FUNDS

INTERNATIONAL OPPORTUNITIES FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2014

		% OF
SECTOR	VALUE	NET ASSETS
FINANCIALS	$206,887,125	19.7%
CONSUMER DISCRETIONARY	187,845,662	17.9
INDUSTRIALS	159,372,483	15.2
HEALTH CARE	149,378,946	14.2
INFORMATION TECHNOLOGY	140,256,961	13.4
CONSUMER STAPLES	70,167,071	6.7
ENERGY	52,188,069	5.0
MATERIALS	45,081,493	4.3
TELECOMMUNICATION SERVICES	9,567,624	0.9
SHORT - TERM INVESTMENTS	91,709,318	8.8
OTHER ASSETS & LIABILITIES, NET	(63,570,195)	(6.1)

NET ASSETS	$1,048,884,557	100.0%
111

TIAA-CREF FUNDS - Equity Index Fund

TIAA-CREF FUNDS

EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.1%
26,759	*	American Axle & Manufacturing Holdings, Inc	$517,251
92,358	*	BorgWarner, Inc	5,266,253
25,308		Cooper Tire & Rubber Co	815,171
5,446	*	Cooper-Standard Holding, Inc	297,243
62,558		Dana Holding Corp	1,279,937
11,325	*,e	Dorman Products, Inc	525,027
9,467		Drew Industries, Inc	454,984
12,398	*	Federal Mogul Corp (Class A)	193,533
1,558,887		Ford Motor Co	21,964,718
5,704	*	Fox Factory Holding Corp	96,626
6,354	*	Fuel Systems Solutions, Inc	58,647
643,385		General Motors Co	20,202,289
60,733		Gentex Corp	1,988,398
14,049	*	Gentherm, Inc	585,843
110,222		Goodyear Tire & Rubber Co	2,670,679
85,815		Harley-Davidson, Inc	5,638,045
264,307		Johnson Controls, Inc	12,488,506
32,307		Lear Corp	2,988,397
19,110	*	Modine Manufacturing Co	245,181
7,659	*	Motorcar Parts of America, Inc	222,417
4,368	e	Remy International, Inc	80,721
3,214	*	Shiloh Industries, Inc	54,767
13,757		Spartan Motors, Inc	78,277
7,864		Standard Motor Products, Inc	310,785
12,077	*	Stoneridge, Inc	156,880
1,415		Strattec Security Corp	146,764
9,325		Superior Industries International, Inc	181,931
24,233	*	Tenneco, Inc	1,268,840
38,099	*,e	Tesla Motors, Inc	9,208,528
18,249		Thor Industries, Inc	965,190
8,089	*	Tower International, Inc	196,563
44,079	*	TRW Automotive Holdings Corp	4,467,407
19,258	*	Visteon Corp	1,808,326
11,180	*	Winnebago Industries, Inc	237,128
		TOTAL AUTOMOBILES & COMPONENTS	97,661,252

BANKS - 6.0%
5,849		1st Source Corp	183,015
12,197		1st United Bancorp, Inc	107,943
3,144		American National Bankshares, Inc	76,085
9,012		Ameris Bancorp	223,498
3,475	e	Ames National Corp	86,180
12,788		Apollo Residential Mortgage	213,304
4,470	e	Arrow Financial Corp	122,433
112

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

63,588		Associated Banc-Corp	$1,195,454
34,469		Astoria Financial Corp	453,267
11,158	e	Banc of California, Inc	131,330
2,807		Bancfirst Corp	182,455
11,115		Banco Latinoamericano de Exportaciones S.A. (Class E)	373,909
38,151		Bancorpsouth, Inc	878,618
19,189		Bank Mutual Corp	126,456
4,199,513		Bank of America Corp	72,063,643
18,696		Bank of Hawaii Corp	1,094,651
2,455		Bank of Kentucky Financial Corp	115,164
2,316		Bank of Marin Bancorp	115,615
31,784		Bank of the Ozarks, Inc	1,120,068
7,344		BankFinancial Corp	87,614
39,537		BankUnited	1,182,156
8,283		Banner Corp	357,991
290,766		BB&T Corp	11,014,216
31,029		BBCN Bancorp, Inc	438,750
3,307	*	BBX Capital Corp	60,849
12,634	*	Beneficial Mutual Bancorp, Inc	169,675
9,956		Berkshire Hills Bancorp, Inc	256,666
8,600	*	Blue Hills Bancorp, Inc	114,638
7,943		BNC Bancorp	135,110
5,675	*,e	BofI Holding, Inc	437,088
11,776		BOK Financial Corp	807,363
31,753		Boston Private Financial Holdings, Inc	417,552
4,660		Bridge Bancorp, Inc	122,372
3,968	*	Bridge Capital Holdings	95,708
27,051		Brookline Bancorp, Inc	259,419
5,252		Bryn Mawr Bank Corp	161,919
2,827		Camden National Corp	115,653
9,174	*	Capital Bank Financial Corp	237,515
4,271		Capital City Bank Group, Inc	64,535
63,115		Capitol Federal Financial	808,503
12,761		Cardinal Financial Corp	245,011
11,872	*	Cascade Bancorp	60,666
31,797		Cathay General Bancorp	839,759
13,964		Centerstate Banks of Florida, Inc	162,541
7,908		Central Pacific Financial Corp	149,461
710		Century Bancorp, Inc	26,966
8,748		Charter Financial Corp	99,202
12,251		Chemical Financial Corp	364,835
76,165		CIT Group, Inc	3,726,753
1,222,744		Citigroup, Inc	65,453,486
5,032	e	Citizens & Northern Corp	100,137
6,773	e	City Holding Co	304,717
18,917		City National Corp	1,488,957
10,322		Clifton Bancorp, Inc	134,392
5,791		CNB Financial Corp	104,875
14,484		CoBiz, Inc	174,098
20,938		Columbia Banking System, Inc	581,658
73,741		Comerica, Inc	3,520,395
33,657		Commerce Bancshares, Inc	1,523,316
113

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

16,220		Community Bank System, Inc	$618,793
6,977		Community Trust Bancorp, Inc	250,823
4,655	*	CommunityOne Bancorp	49,529
8,773		ConnectOne Bancorp, Inc	162,300
3,920	*	CU Bancorp	77,420
21,334		Cullen/Frost Bankers, Inc	1,724,001
8,947	*	Customers Bancorp, Inc	170,888
42,142		CVB Financial Corp	665,001
11,236		Dime Community Bancshares	176,967
8,926	*	Eagle Bancorp, Inc	320,711
56,989		East West Bancorp, Inc	2,094,916
3,026		Enterprise Bancorp, Inc	71,202
7,766		Enterprise Financial Services Corp	146,389
4,802		ESB Financial Corp	89,605
16,579	*	Essent Group Ltd	403,533
36,743		EverBank Financial Corp	703,628
4,261		Federal Agricultural Mortgage Corp (Class C)	141,891
6,593		Fidelity Southern Corp	101,203
338,579		Fifth Third Bancorp	6,768,194
5,686		Financial Institutions, Inc	142,946
7,695		First Bancorp (NC)	139,433
40,742	*	First Bancorp (Puerto Rico)	212,266
3,643		First Bancorp, Inc	64,445
28,287		First Busey Corp	176,794
1,622	e	First Business Financial Services, Inc	76,120
3,042		First Citizens Bancshares, Inc (Class A)	764,181
37,222		First Commonwealth Financial Corp	348,026
6,839		First Community Bancshares, Inc	111,954
6,203		First Connecticut Bancorp	97,015
3,699		First Defiance Financial Corp	113,300
23,087		First Financial Bancorp	404,946
25,714	e	First Financial Bankshares, Inc	817,191
4,551		First Financial Corp	157,829
5,550		First Financial Northwest, Inc	64,380
95,427		First Horizon National Corp	1,227,191
6,709		First Interstate Bancsystem, Inc	196,842
14,242		First Merchants Corp	322,581
30,162		First Midwest Bancorp, Inc	506,420
5,662	*	First NBC Bank Holding Co	207,965
139,845		First Niagara Financial Group, Inc	1,047,439
4,731		First of Long Island Corp	124,615
56,185		First Republic Bank	2,861,502
66,882		FirstMerit Corp	1,227,285
8,294	*	Flagstar Bancorp, Inc	130,382
11,966		Flushing Financial Corp	240,995
66,380		FNB Corp	849,000
4,715		Fox Chase Bancorp, Inc	77,232
4,177	*	Franklin Financial Corp	86,715
75,235		Fulton Financial Corp	893,792
5,141		German American Bancorp, Inc	153,562
29,731		Glacier Bancorp, Inc	852,982
4,253		Great Southern Bancorp, Inc	161,657
114

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,658		Guaranty Bancorp	$89,227
15,264	*,e	Hampton Roads Bankshares, Inc	26,559
32,474		Hancock Holding Co	1,142,760
12,696		Hanmi Financial Corp	272,329
6,260		Heartland Financial USA, Inc	166,516
8,704		Heritage Commerce Corp	75,725
11,879		Heritage Financial Corp	208,476
9,193		Heritage Oaks Bancorp	72,349
21,505		Home Bancshares, Inc	686,440
28,235	e	Home Loan Servicing Solutions Ltd	542,394
5,943		HomeStreet, Inc	103,527
8,420	*	HomeTrust Bancshares, Inc	130,089
3,681		Horizon Bancorp	94,675
210,522		Hudson City Bancorp, Inc	2,031,537
6,296		Hudson Valley Holding Corp	143,171
329,692		Huntington Bancshares, Inc	3,267,248
12,449		IBERIABANK Corp	857,238
9,542		Independent Bank Corp (MA)	389,314
9,223		Independent Bank Corp (MI)	111,322
3,656		Independent Bank Group, Inc	163,387
21,517		International Bancshares Corp	610,437
142,469		Investors Bancorp, Inc	1,531,542
1,522,221		JPMorgan Chase & Co	92,063,926
5,755	*	Kearny Financial Corp	81,951
361,463		Keycorp	4,771,312
5,950	*	Ladder Capital Corp	112,990
14,928		Lakeland Bancorp, Inc	164,059
6,729		Lakeland Financial Corp	278,850
53,207	e	M&T Bank Corp	6,500,831
9,756		Macatawa Bank Corp	50,829
7,844		MainSource Financial Group, Inc	142,682
26,238		MB Financial, Inc	827,809
6,528		Mercantile Bank Corp	128,797
1,972		Merchants Bancshares, Inc	58,746
7,947	*	Meridian Bancorp, Inc	90,119
2,375		Meta Financial Group, Inc	89,086
134,949	*,e	MGIC Investment Corp	1,203,745
3,121		Midsouth Bancorp, Inc	59,112
2,881		MidWestOne Financial Group, Inc	76,865
16,489		National Bank Holdings Corp	323,020
2,810	e	National Bankshares, Inc	87,981
47,673		National Penn Bancshares, Inc	490,555
8,294	*,e	Nationstar Mortgage Holdings, Inc	291,285
17,248		NBT Bancorp, Inc	442,929
179,886	e	New York Community Bancorp, Inc	2,869,182
13,260	*	NewBridge Bancorp	117,881
20,415	*,e	NMI Holdings, Inc	182,714
27,828		Northfield Bancorp, Inc	396,271
2,785		Northrim BanCorp, Inc	80,486
37,412		Northwest Bancshares, Inc	479,996
5,353		OceanFirst Financial Corp	88,699
44,157	*	Ocwen Financial Corp	1,040,339
115

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

17,355		OFG Bancorp	$270,217
3,089	e	Old Line Bancshares, Inc	49,362
46,194		Old National Bancorp	672,123
4,226		OmniAmerican Bancorp, Inc	114,271
1,536	*	Opus Bank	40,397
18,115		Oritani Financial Corp	267,559
6,850		Pacific Continental Corp	98,777
6,816	*	Pacific Premier Bancorp, Inc	110,351
40,597		PacWest Bancorp	1,731,868
1,937	e	Palmetto Bancshares, Inc	32,193
5,514	e	Park National Corp	465,216
16,587		Park Sterling Bank	127,056
4,691		Peapack Gladstone Financial Corp	85,611
1,915		Penns Woods Bancorp, Inc	92,935
5,701	*	Pennsylvania Commerce Bancorp, Inc	142,753
5,122	*	PennyMac Financial Services, Inc	85,333
4,317	e	Peoples Bancorp, Inc	106,414
3,001	e	Peoples Financial Services Corp	150,560
123,487	e	People’s United Financial, Inc	1,805,380
14,040		Pinnacle Financial Partners, Inc	550,368
216,433		PNC Financial Services Group, Inc	18,697,647
39,909	*	Popular, Inc	1,272,299
4,781		Preferred Bank	127,079
28,438		PrivateBancorp, Inc	919,116
27,570		Prosperity Bancshares, Inc	1,664,952
22,929		Provident Financial Services, Inc	417,996
76,247	e	Radian Group, Inc	1,284,762
562,486		Regions Financial Corp	5,585,486
12,480		Renasant Corp	376,272
4,212		Republic Bancorp, Inc (Class A)	102,141
13,106	*,e	Republic First Bancorp, Inc	52,031
11,689		S&T Bancorp, Inc	322,500
9,942		Sandy Spring Bancorp, Inc	256,504
7,351	*	Seacoast Banking Corp of Florida	93,799
642		ServisFirst Bancshares, Inc	18,933
5,108		Sierra Bancorp	87,653
20,254	*	Signature Bank	2,453,367
6,570		Simmons First National Corp (Class A)	275,874
9,814		South State Corp	591,882
7,090	e	Southside Bancshares, Inc	238,082
7,722		Southwest Bancorp, Inc	139,228
2,184	*	Square Financial, Inc	43,440
11,877		State Bank & Trust Co	212,836
33,325		Sterling Bancorp/DE	468,549
5,933		Stock Yards Bancorp, Inc	197,450
3,414		Stonegate Bank	92,827
5,417	*,e	Stonegate Mortgage Corp	78,330
4,609		Suffolk Bancorp	105,823
3,512	*	Sun Bancorp, Inc	70,942
210,798		SunTrust Banks, Inc	8,250,634
74,408		Susquehanna Bancshares, Inc	729,942
20,112	*	SVB Financial Group	2,252,343
116

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

55,288		Synovus Financial Corp	$1,402,104
6,978		Talmer Bancorp Inc	97,552
64,421		TCF Financial Corp	995,304
3,666		Territorial Bancorp, Inc	78,746
17,069	*	Texas Capital Bancshares, Inc	1,043,769
30,360		TFS Financial Corp	453,578
12,064	*	The Bancorp, Inc	114,125
5,756		Tompkins Trustco, Inc	288,951
11,754	e	TowneBank	178,191
3,655	*	Tree.com, Inc	135,198
9,011		Trico Bancshares	236,989
8,498	*	Tristate Capital Holdings, Inc	82,855
37,033		Trustco Bank Corp NY	270,341
28,543		Trustmark Corp	694,451
15,425		UMB Financial Corp	919,022
66,392		Umpqua Holdings Corp	1,168,499
18,425		Union Bankshares Corp	414,194
27,752	e	United Bankshares, Inc	951,339
20,030		United Community Banks, Inc	361,141
19,365		United Community Financial Corp	99,149
19,970		United Financial Bancorp, Inc (New)	280,179
6,493		Univest Corp of Pennsylvania	133,236
693,801		US Bancorp	29,555,923
79,696	e	Valley National Bancorp	795,366
15,780		ViewPoint Financial Group	430,321
7,203	*	Walker & Dunlop, Inc	116,040
40,232		Washington Federal, Inc	878,265
5,936		Washington Trust Bancorp, Inc	227,764
13,586		Waterstone Financial, Inc	166,293
36,708		Webster Financial Corp	1,150,429
1,920,505		Wells Fargo & Co	101,959,610
10,401		WesBanco, Inc	358,418
6,091		West Bancorporation, Inc	100,989
11,940	e	Westamerica Bancorporation	589,120
30,115	*	Western Alliance Bancorp	801,661
27,707		Wilshire Bancorp, Inc	274,299
18,363		Wintrust Financial Corp	850,574
3,599		WSFS Financial Corp	283,061
7,746	*	Yadkin Financial Corp	150,350
81,385		Zions Bancorporation	2,357,723
		TOTAL BANKS	537,099,473

CAPITAL GOODS - 7.8%
263,800		3M Co	40,564,526
29,870		A.O. Smith Corp	1,593,565
16,788		Aaon, Inc	329,884
14,774		AAR Corp	391,511
18,679	*	Accuride Corp	90,033
11,368		Aceto Corp	258,508
28,226		Actuant Corp (Class A)	894,482
16,976		Acuity Brands, Inc	2,366,964
4,218	*	Advanced Drainage Systems, Inc	92,121
117

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

91,198	*	Aecom Technology Corp	$2,968,495
15,083	*	Aegion Corp	276,321
7,674	*	Aerovironment, Inc	235,208
38,949	e	AGCO Corp	1,725,830
39,807		Air Lease Corp	1,456,538
25,644		Aircastle Ltd	489,288
4,297		Alamo Group, Inc	184,083
12,060		Albany International Corp (Class A)	455,627
37,976		Allegion plc	2,016,146
12,701		Alliant Techsystems, Inc	1,485,509
53,691		Allison Transmission Holdings, Inc	1,743,884
10,776		Altra Holdings, Inc	339,660
7,666	*	Ameresco, Inc	63,168
3,814	e	American Railcar Industries, Inc	250,999
3,837		American Science & Engineering, Inc	212,186
4,635	*	American Woodmark Corp	189,618
96,533		Ametek, Inc	5,034,196
11,519		Apogee Enterprises, Inc	505,684
16,844		Applied Industrial Technologies, Inc	822,156
986	*,e	ARC Group Worldwide, Inc	13,449
4,920		Argan, Inc	171,265
18,894	*	Armstrong World Industries, Inc	914,847
44,191	*	ArvinMeritor, Inc	507,755
9,345		Astec Industries, Inc	354,269
7,720	*	Astronics Corp	399,973
9,722		AZZ, Inc	454,601
43,964		Babcock & Wilcox Co	1,257,370
19,950		Barnes Group, Inc	729,372
41,742	*	BE Aerospace, Inc	3,107,692
19,308	*	Beacon Roofing Supply, Inc	534,252
19,690	*	Blount International, Inc	301,454
294,039		Boeing Co	36,728,411
17,803		Briggs & Stratton Corp	359,799
18,279	*	Builders FirstSource, Inc	108,394
6,887	*	CAI International, Inc	144,971
154,005	*,e	Capstone Turbine Corp	154,005
25,615		Carlisle Cos, Inc	2,276,661
249,937		Caterpillar, Inc	25,346,111
12,107	*	Chart Industries, Inc	563,581
39,216		Chicago Bridge & Iron Co NV	2,142,762
6,858		CIRCOR International, Inc	515,379
21,011		Clarcor, Inc	1,406,897
37,975	*	Colfax Corp	2,065,080
7,576		Columbus McKinnon Corp	215,537
14,302		Comfort Systems USA, Inc	219,679
11,607	*	Commercial Vehicle Group, Inc	76,026
5,840	*	Continental Building Products Inc	86,082
18,711		Crane Co	1,166,631
8,646		Cubic Corp	417,083
72,342		Cummins, Inc	10,574,954
18,943		Curtiss-Wright Corp	1,311,045
245,632		Danaher Corp	19,748,813
118

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

143,185		Deere & Co	$12,248,045
29,960	*	DigitalGlobe, Inc	856,556
57,693		Donaldson Co, Inc	2,398,875
8,590		Douglas Dynamics, Inc	178,071
66,262		Dover Corp	5,263,853
4,457	*	Ducommun, Inc	117,709
5,115	*	DXP Enterprises, Inc	339,073
12,599	*	Dycom Industries, Inc	395,483
6,057		Dynamic Materials Corp	110,298
191,292		Eaton Corp	13,082,460
26,817		EMCOR Group, Inc	1,183,434
283,416		Emerson Electric Co	18,155,629
8,337		Encore Wire Corp	316,306
17,096	*,e	Energy Recovery, Inc	78,300
18,470		EnerSys	1,159,916
6,890	*	Engility Holdings, Inc	297,648
7,225	*,e	Enphase Energy, Inc	108,519
9,371	*	EnPro Industries, Inc	604,711
2,200	*,e	Erickson Air-Crane, Inc	30,888
10,586		ESCO Technologies, Inc	402,480
12,425	*	Esterline Technologies Corp	1,455,092
78,015		Exelis, Inc	1,392,568
119,671	e	Fastenal Co	5,270,311
23,562		Federal Signal Corp	334,580
54,692		Flowserve Corp	3,718,509
63,306		Fluor Corp	4,199,720
65,968		Fortune Brands Home & Security, Inc	2,853,116
47,102		Foster Wheeler AG.	1,461,575
19,035		Franklin Electric Co, Inc	710,767
4,838		Freightcar America, Inc	159,509
89,209	*,e	FuelCell Energy, Inc	180,202
16,219	*	Furmanite Corp	121,318
18,353		GATX Corp	1,163,580
23,952	*,e	GenCorp, Inc	406,226
26,763	*,e	Generac Holdings, Inc	1,213,434
22,518		General Cable Corp	319,080
123,096		General Dynamics Corp	17,203,897
4,032,175		General Electric Co	104,070,437
3,009	*,e	General Finance Corp	25,938
12,065	*	Gibraltar Industries, Inc	183,991
7,887		Global Brass & Copper Holdings, Inc	110,418
6,758		Global Power Equipment Group, Inc	92,112
7,411		Gorman-Rupp Co	235,225
24,145		Graco, Inc	1,895,382
55,840	*,e	GrafTech International Ltd	239,554
4,428		Graham Corp	148,338
15,221		Granite Construction, Inc	561,807
23,276	*	Great Lakes Dredge & Dock Corp	162,699
11,047	e	Greenbrier Cos, Inc	690,879
17,223		Griffon Corp	211,671
12,157		H&E Equipment Services, Inc	454,550
32,060		Harsco Corp	695,061
119

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

44,955	*	HD Supply Holdings, Inc	$1,296,502
26,414		Heico Corp	1,432,695
40,313	*	Hexcel Corp	1,688,712
25,350		Hillenbrand, Inc	843,901
316,208		Honeywell International, Inc	30,393,913
7,143		Houston Wire & Cable Co	96,859
23,552		Hubbell, Inc (Class B)	2,671,032
19,852		Huntington Ingalls	2,100,739
2,730		Hurco Cos, Inc	105,187
4,045		Hyster-Yale Materials Handling, Inc	317,492
32,033		IDEX Corp	2,399,592
20,932	*	II-VI, Inc	282,373
135,880		Illinois Tool Works, Inc	12,371,874
108,619	*	Ingersoll-Rand plc	6,801,722
7,047		Insteel Industries, Inc	168,000
36,415		ITT Corp	1,640,860
52,136	*	Jacobs Engineering Group, Inc	2,473,853
11,643		John Bean Technologies Corp	348,941
39,844		Joy Global, Inc	2,096,990
4,553		Kadant, Inc	188,221
10,788		Kaman Corp	464,531
57,613		KBR, Inc	1,099,256
30,835		Kennametal, Inc	1,190,539
14,738	*,e	KEYW Holding Corp	149,591
18,068	*	Kratos Defense & Security Solutions, Inc	125,934
35,283		L-3 Communications Holdings, Inc	4,285,473
8,028	*,e	Layne Christensen Co	57,802
4,086		LB Foster Co (Class A)	221,012
19,558		Lennox International, Inc	1,739,097
32,107		Lincoln Electric Holdings, Inc	2,327,115
5,108	e	Lindsay Manufacturing Co	447,972
4,505	*,e	LMI Aerospace, Inc	59,376
109,468		Lockheed Martin Corp	20,861,317
8,117		LSI Industries, Inc	58,118
7,012	*	Lydall, Inc	216,881
4,394	*	Manitex International, Inc	50,223
55,014		Manitowoc Co, Inc	1,146,492
142,037		Masco Corp	3,134,757
11,119	*,e	Masonite International Corp	601,093
24,509	*,e	Mastec, Inc	701,938
22,752	*	Middleby Corp	2,013,552
5,071		Miller Industries, Inc	100,254
17,441	*	Moog, Inc (Class A)	1,334,934
39,430	*	MRC Global, Inc	829,213
19,094		MSC Industrial Direct Co (Class A)	1,546,041
22,475		Mueller Industries, Inc	729,538
62,679		Mueller Water Products, Inc (Class A)	618,642
8,496	*	MYR Group, Inc	220,386
1,821	e	National Presto Industries, Inc	114,832
21,878	*,e	Navistar International Corp	773,825
11,215	*	NCI Building Systems, Inc	222,842
6,966		NN, Inc	174,150
120

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

5,130	*	Norcraft Cos, Inc	$87,210
25,670		Nordson Corp	1,965,038
3,666	*	Nortek, Inc	305,304
81,514		Northrop Grumman Corp	11,245,671
3,916	*	Northwest Pipe Co	140,114
44,610	*,e	NOW, Inc	1,340,977
1,327		Omega Flex, Inc	35,325
24,035	*	Orbital Sciences Corp	632,120
11,009	*	Orion Marine Group, Inc	120,659
34,026		Oshkosh Truck Corp	1,523,004
46,798		Owens Corning, Inc	1,500,344
141,231		Paccar, Inc	9,225,209
43,677		Pall Corp	3,992,951
59,325		Parker Hannifin Corp	7,536,055
3,044	*	Patrick Industries, Inc	130,040
76,988		Pentair plc	5,162,045
16,836	*	Perini Corp	471,576
19,110	*	Pgt, Inc	179,730
11,064	*	Pike Electric Corp	132,104
79,073	*,e	Plug Power, Inc	372,434
8,539	*	Ply Gem Holdings, Inc	96,918
17,985	*,e	Polypore International, Inc	789,901
3,751		Powell Industries, Inc	170,783
1,741	*,e	Power Solutions International, Inc	114,036
9,931	*,e	PowerSecure International, Inc	110,929
58,650		Precision Castparts Corp	12,944,055
1,112		Preformed Line Products Co	63,373
14,897		Primoris Services Corp	427,842
9,038	*,e	Proto Labs, Inc	590,814
13,625		Quanex Building Products Corp	272,773
85,925	*	Quanta Services, Inc	2,928,324
14,555		Raven Industries, Inc	368,969
126,732		Raytheon Co	13,164,920
9,776		RBC Bearings, Inc	593,892
17,932		Regal-Beloit Corp	1,272,634
28,397	*,e	Revolution Lighting Technologies, Inc	49,127
29,102	*	Rexnord Corp	859,964
54,850		Rockwell Automation, Inc	6,162,398
54,975		Rockwell Collins, Inc	4,626,146
39,691		Roper Industries, Inc	6,283,085
15,653	*	Rush Enterprises, Inc (Class A)	596,379
982		SIFCO Industries, Inc	33,408
16,416		Simpson Manufacturing Co, Inc	543,041
23,767		Snap-On, Inc	3,140,571
16,908	*,e	SolarCity Corp	1,000,615
5,902	*	Sparton Corp	159,944
48,810	*	Spirit Aerosystems Holdings, Inc (Class A)	1,920,185
17,452		SPX Corp	1,654,275
5,020		Standex International Corp	432,975
62,075		Stanley Works	5,812,703
7,275	*	Sterling Construction Co, Inc	64,166
5,645	*	Stock Building Supply Holdings, Inc	88,570
121

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

8,915		Sun Hydraulics Corp	$354,906
12,916	e	TAL International Group, Inc	557,067
21,254	*,e	Taser International, Inc	400,425
15,081	*	Teledyne Technologies, Inc	1,562,844
8,345		Tennant Co	615,277
44,141		Terex Corp	1,269,937
8,149	e	Textainer Group Holdings Ltd	280,652
110,798		Textron, Inc	4,601,441
3,888	*,e	The ExOne Company	95,528
12,827	*	Thermon Group Holdings	312,594
32,498		Timken Co	1,397,089
18,588	e	Titan International, Inc	196,289
6,762	*,e	Titan Machinery, Inc	93,045
23,635		Toro Co	1,458,989
21,482		TransDigm Group, Inc	4,017,778
15,234	*	Trex Co, Inc	655,062
18,016	*	Trimas Corp	570,387
61,909		Trinity Industries, Inc	2,210,770
20,694		Triumph Group, Inc	1,440,923
3,684		Twin Disc, Inc	95,858
39,931	*	United Rentals, Inc	4,394,806
369,649		United Technologies Corp	39,552,443
7,981		Universal Forest Products, Inc	398,811
37,173	*	USG Corp	998,467
10,654	e	Valmont Industries, Inc	1,450,755
4,334	*	Vectrus, Inc	105,923
3,293	*,e	Veritiv Corp	148,547
6,360	*	Vicor Corp	86,560
23,649		W.W. Grainger, Inc	5,836,573
27,689	*	Wabash National Corp	285,197
22,514	*	WABCO Holdings, Inc	2,192,413
10,238		Watsco, Inc	1,040,386
11,307		Watts Water Technologies, Inc (Class A)	685,543
17,226	*,e	WESCO International, Inc	1,419,595
38,418		Westinghouse Air Brake Technologies Corp	3,315,473
26,362		Woodward Governor Co	1,349,998
4,252	*	Xerium Technologies, Inc	63,440
73,203		Xylem, Inc	2,661,661
		TOTAL CAPITAL GOODS	709,625,451

COMMERCIAL & PROFESSIONAL SERVICES - 1.1%
22,665		ABM Industries, Inc	626,461
20,178	e	Acacia Research (Acacia Technologies)	363,204
45,827	*	ACCO Brands Corp	377,156
8,969		Administaff, Inc	283,062
71,611	e	ADT Corp	2,566,538
14,523	*	Advisory Board Co	779,449
8,552		American Ecology Corp	429,995
17,200	*	ARC Document Solutions, Inc	174,580
2,966		Barrett Business Services, Inc	69,731
19,063		Brady Corp (Class A)	454,462
19,416		Brink’s Co	407,736
122

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

14,744	*	Casella Waste Systems, Inc (Class A)	$66,348
14,475	*	CBIZ, Inc	133,604
5,378		CDI Corp	92,448
9,740	e	Ceco Environmental Corp	139,477
19,758	*,e	Cenveo, Inc	45,048
40,261		Cintas Corp	2,948,716
40,609		Civeo Corp	495,024
24,625	*	Clean Harbors, Inc	1,222,139
45,002	*	Copart, Inc	1,504,867
13,462		Corporate Executive Board Co	992,149
4,990	*,e	Corporate Resource Services, Inc	6,088
47,103		Corrections Corp of America	1,732,448
43,077		Covanta Holding Corp	950,709
4,164	*	CRA International, Inc	124,920
19,870		Deluxe Corp	1,208,096
14,717		Dun & Bradstreet Corp	1,807,395
10,065		Ennis, Inc	149,264
48,552		Equifax, Inc	3,677,328
5,153		Exponent, Inc	411,312
4,553	*	Franklin Covey Co	89,284
16,226	*	FTI Consulting, Inc	655,206
7,814		G & K Services, Inc (Class A)	492,829
5,783	*	GP Strategies Corp	191,764
28,782	e	Healthcare Services Group	857,128
7,483		Heidrick & Struggles International, Inc	155,796
3,404	*	Heritage-Crystal Clean, Inc	61,749
23,513		Herman Miller, Inc	752,416
17,907		HNI Corp	835,362
9,425	*	Huron Consulting Group, Inc	656,074
7,835	*	ICF International, Inc	284,724
50,177	*	ICO Global Communications Holdings Ltd	83,796
27,076	*	IHS, Inc (Class A)	3,547,768
14,361	*	Innerworkings, Inc	130,398
25,594		Interface, Inc	410,272
55,363		KAR Auction Services, Inc	1,680,821
10,763		Kelly Services, Inc (Class A)	189,752
10,767		Kforce, Inc	249,256
13,713	*	Kimball International, Inc (Class B)	246,560
18,644		Knoll, Inc	370,829
19,933	*	Korn/Ferry International	556,729
32,432		Manpower, Inc	2,164,836
11,535		Matthews International Corp (Class A)	531,533
10,372		McGrath RentCorp	378,889
6,545	*	Mistras Group, Inc	107,927
18,581		Mobile Mini, Inc	814,405
11,856		MSA Safety, Inc	681,364
5,048		Multi-Color Corp	248,866
19,412	*	Navigant Consulting, Inc	298,751
114,242		Nielsen Holdings NV	4,854,143
3,010		NL Industries, Inc	21,943
21,397	*	On Assignment, Inc	622,653
3,209	*,e	Paylocity Holding Corp	78,620
123

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

11,609	*	Performant Financial Corp	$100,186
82,637		Pitney Bowes, Inc	2,044,439
9,506		Quad	209,607
4,529	*,e	Quest Resource Holding Corp	7,065
79,273		R.R. Donnelley & Sons Co	1,383,314
105,577		Republic Services, Inc	4,054,157
15,702		Resources Connection, Inc	242,910
54,984		Robert Half International, Inc	3,012,024
25,194		Rollins, Inc	802,933
20,697	*	RPX Corp	290,793
5,881	*	SP Plus Corp	128,323
32,910		Steelcase, Inc (Class A)	583,165
34,009	*	Stericycle, Inc	4,285,134
7,886	*	Team, Inc	332,316
25,530		Tetra Tech, Inc	684,459
25,789		Towers Watson & Co	2,844,269
5,856	*	TriNet Group, Inc	175,212
16,456	*	TrueBlue, Inc	406,792
187,171		Tyco International Ltd	8,035,251
5,936		Unifirst Corp	662,220
15,568		United Stationers, Inc	650,275
66,247	*	Verisk Analytics, Inc	4,130,500
8,044		Viad Corp	205,202
1,597		VSE Corp	96,267
13,877	*	WageWorks, Inc	791,128
49,376		Waste Connections, Inc	2,463,862
185,150		Waste Management, Inc	9,051,984
15,270		West Corp	488,640
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	95,704,624

CONSUMER DURABLES & APPAREL - 1.5%
5,230		Arctic Cat, Inc	176,042
14,583	*	Beazer Homes USA, Inc	261,473
9,316	*,e	Black Diamond, Inc	72,292
36,017		Brunswick Corp	1,685,596
33,944		Callaway Golf Co	266,121
21,850		Carter’s, Inc	1,707,140
3,477	*	Cavco Industries, Inc	253,369
110,204		Coach, Inc	3,788,813
11,356		Columbia Sportswear Co	437,660
38,595	*	CROCS, Inc	450,790
3,648		CSS Industries, Inc	104,187
3,421		Culp, Inc	64,896
13,774	*	Deckers Outdoor Corp	1,204,674
5,379	*	Dixie Group, Inc	42,386
128,856		DR Horton, Inc	2,936,628
2,210		Escalade, Inc	25,282
10,103	e	Ethan Allen Interiors, Inc	285,915
1,619		Flexsteel Industries, Inc	55,548
18,580	*	Fossil Group, Inc	1,888,843
49,412	e	Garmin Ltd	2,741,378
8,051	*	G-III Apparel Group Ltd	638,847
124

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

7,757	*,e	GoPro, Inc	$598,065
40,174		Hanesbrands, Inc	4,242,776
27,087		Harman International Industries, Inc	2,907,519
45,753		Hasbro, Inc	2,632,170
11,395	*	Helen of Troy Ltd	704,781
59,283	*,e	Hovnanian Enterprises, Inc (Class A)	222,904
20,068	*	Iconix Brand Group, Inc	802,921
3,619	*	Installed Building Products Inc	52,512
12,744	*,e	iRobot Corp	455,216
6,899	*,e	Jakks Pacific, Inc	44,016
50,532	*	Jarden Corp	3,289,128
1,650		Johnson Outdoors, Inc	49,582
51,100	*	Kate Spade & Co	1,386,343
35,932	e	KB Home	565,570
22,054		La-Z-Boy, Inc	504,154
26,386	*,e	Leapfrog Enterprises, Inc	140,373
55,212		Leggett & Platt, Inc	2,174,249
69,260		Lennar Corp (Class A)	2,983,721
5,530	*	LGI Homes, Inc	107,393
11,112	*	Libbey, Inc	319,470
3,046		Lifetime Brands, Inc	52,117
9,586	*	M/I Homes, Inc	206,482
4,990	*	Malibu Boats Inc	93,113
3,595		Marine Products Corp	30,342
134,892		Mattel, Inc	4,191,094
16,143	e	MDC Holdings, Inc	394,212
15,476	*	Meritage Homes Corp	569,362
81,252	*	Michael Kors Holdings Ltd	6,385,595
24,335	*	Mohawk Industries, Inc	3,456,543
6,272		Movado Group, Inc	221,402
1,709		Nacco Industries, Inc (Class A)	100,096
12,058	*	Nautilus, Inc	161,336
3,416	*	New Home Co Inc	51,821
110,079		Newell Rubbermaid, Inc	3,668,933
278,693		Nike, Inc (Class B)	25,910,088
1,763	*	NVR, Inc	2,164,223
5,764		Oxford Industries, Inc	353,045
5,118	*	Perry Ellis International, Inc	104,663
32,767		Phillips-Van Heusen Corp	3,746,906
25,878		Polaris Industries, Inc	3,903,955
17,908		Pool Corp	1,069,108
151,015		Pulte Homes, Inc	2,897,978
54,783	*,e	Quiksilver, Inc	95,870
23,734		Ralph Lauren Corp	3,912,313
18,616		Ryland Group, Inc	666,639
10,117	*,e	Sequential Brands Group, Inc	126,867
16,565	*	Skechers U.S.A., Inc (Class A)	906,934
10,162	*	Skullcandy, Inc	84,751
22,075	*,e	Smith & Wesson Holding Corp	224,282
66,176	*	Standard-Pacific Corp	489,702
23,069	*	Steven Madden Ltd	723,213
7,676	e	Sturm Ruger & Co, Inc	319,936
125

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

15,358	*	Taylor Morrison Home Corp	$264,772
24,227	*	Tempur-Pedic International, Inc	1,275,309
70,742	*	Toll Brothers, Inc	2,260,207
58,627	*	TRI Pointe Homes, Inc	802,604
20,015	*,e	Tumi Holdings, Inc	415,712
20,065		Tupperware Corp	1,279,144
2,656	*,e	Turtle Beach Corp	15,352
4,000	*	UCP, Inc (Class A)	54,760
68,816	*	Under Armour, Inc (Class A)	4,512,953
5,888	*	Unifi, Inc	164,687
6,130	*	Universal Electronics, Inc	348,736
8,387	*,e	Vera Bradley, Inc	191,224
137,728		VF Corp	9,321,431
4,400	*	Vince Holding Corp	154,220
4,466	*,e	WCI Communities, Inc	83,782
2,514		Weyco Group, Inc	78,311
30,944		Whirlpool Corp	5,323,915
9,873	*	William Lyon Homes, Inc	233,595
40,429	*	Wolverine World Wide, Inc	1,097,243
		TOTAL CONSUMER DURABLES & APPAREL	138,431,621

CONSUMER SERVICES - 2.1%
4,093	*,e	2U, Inc	74,493
6,940	*	American Public Education, Inc	215,071
38,387	*	Apollo Group, Inc (Class A)	1,100,171
16,000		ARAMARK Holdings Corp	446,560
5,410	*	Ascent Media Corp (Series A)	347,863
15,628	*	Bally Technologies, Inc	1,256,491
38,143	*	Belmond Ltd.	437,119
9,164	*	BJ’s Restaurants, Inc	403,399
29,563	*	Bloomin’ Brands, Inc	559,036
9,783		Bob Evans Farms, Inc	477,900
30,542	*	Boyd Gaming Corp	352,760
7,860	*	Bravo Brio Restaurant Group, Inc	109,018
6,509	*	Bridgepoint Education, Inc	82,274
12,149	*	Bright Horizons Family Solutions	541,359
26,732		Brinker International, Inc	1,433,904
7,519	*,e	Buffalo Wild Wings, Inc	1,122,436
42,578	e	Burger King Worldwide, Inc	1,391,449
17,857	*,e	Caesars Acquisition Co	186,427
20,783	*,e	Caesars Entertainment Corp	253,345
4,576		Capella Education Co	323,706
25,023	*	Career Education Corp	145,133
168,789		Carnival Corp	6,776,878
6,526		Carriage Services, Inc	130,259
12,543	*	Carrols Restaurant Group, Inc	96,707
8,338		CBRL Group, Inc	961,788
19,861		Cheesecake Factory	912,414
28,796	*,e	Chegg, Inc	191,493
12,673	*	Chipotle Mexican Grill, Inc (Class A)	8,085,374
13,880		Choice Hotels International, Inc	742,580
5,359		Churchill Downs, Inc	546,511
126

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,557	*,e	Chuy’s Holdings, Inc	$196,120
8,860		ClubCorp Holdings, Inc	168,872
2,954	e	Collectors Universe	72,668
54,473	e	Darden Restaurants, Inc	2,820,612
8,591	*	Del Frisco’s Restaurant Group, Inc	199,483
34,973	*	Denny’s Corp	301,467
25,263		DeVry, Inc	1,222,982
14,105	*	Diamond Resorts International, Inc	366,166
6,308		DineEquity, Inc	561,160
23,246		Domino’s Pizza, Inc	2,064,012
40,819		Dunkin Brands Group, Inc	1,856,448
3,385		Einstein Noah Restaurant Group, Inc	68,546
3,287	*,e	El Pollo Loco Holdings, Inc	117,182
2,663	*,e	Empire Resorts, Inc	19,946
1,724	*,e	Famous Dave’s of America, Inc	44,945
10,752	*	Fiesta Restaurant Group, Inc	592,973
1,765		Graham Holdings Co	1,383,054
18,644	*	Grand Canyon Education, Inc	893,048
111,171		H&R Block, Inc	3,591,935
53,821	*	Hilton Worldwide Holdings, Inc	1,358,442
43,519	*	Houghton Mifflin Harcourt Co	870,815
16,733	*	Hyatt Hotels Corp	990,928
2,975	*,e	Ignite Restaurant Group, Inc	20,498
102,359		International Game Technology	1,677,664
11,010		International Speedway Corp (Class A)	344,943
14,936		Interval Leisure Group, Inc	314,253
19,144	*,e	Intrawest Resorts Holdings Inc	203,692
9,057	*	Isle of Capri Casinos, Inc	67,294
15,909		Jack in the Box, Inc	1,130,175
6,376	*	Jamba, Inc	85,120
13,687	*	K12, Inc	169,719
25,885	*	Krispy Kreme Doughnuts, Inc	489,744
17,755	*	La Quinta Holdings, Inc	362,380
150,875		Las Vegas Sands Corp	9,393,477
1,654	*	Liberty Tax, Inc	62,670
16,324	*	Life Time Fitness, Inc	910,389
31,775	*,e	LifeLock, Inc	537,315
8,153		Marcus Corp	139,661
89,130		Marriott International, Inc (Class A)	6,751,597
11,656		Marriott Vacations Worldwide Corp	809,393
397,609		McDonald’s Corp	37,267,892
148,113	*	MGM Mirage	3,443,627
4,064	*	Monarch Casino & Resort, Inc	66,121
11,090	*	Morgans Hotel Group Co	88,609
11,857	*	Multimedia Games, Inc	413,809
1,269	*	Nathan’s Famous, Inc	91,216
4,250	*,e	Noodles & Co	97,027
37,004	*	Norwegian Cruise Line Holdings Ltd	1,443,156
10,158	*,e	Panera Bread Co (Class A)	1,641,939
12,134		Papa John’s International, Inc	567,386
1,899	*,e	Papa Murphy’s Holdings, Inc	17,661
31,601	*	Penn National Gaming, Inc	413,657
127

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

27,833	*	Pinnacle Entertainment, Inc	$713,360
9,018	*	Popeyes Louisiana Kitchen, Inc	417,984
6,084	*,e	Potbelly Corp	77,632
5,643	*	Red Robin Gourmet Burgers, Inc	310,196
17,984		Regis Corp	305,368
66,611		Royal Caribbean Cruises Ltd	4,527,550
23,208	*	Ruby Tuesday, Inc	178,237
14,638		Ruth’s Chris Steak House, Inc	178,144
20,062	*,e	Scientific Games Corp (Class A)	236,130
30,915		SeaWorld Entertainment, Inc	594,805
84,904		Service Corp International	1,856,850
17,006	*	ServiceMaster Global Holdings, Inc	407,804
28,643		Six Flags Entertainment Corp	1,154,313
21,460	*	Sonic Corp	541,007
24,308		Sotheby’s (Class A)	964,055
3,564		Speedway Motorsports, Inc	69,747
304,048		Starbucks Corp	22,973,867
78,359		Starwood Hotels & Resorts Worldwide, Inc	6,007,001
648	*	Steak N Shake Co	226,256
5,765	*	Steiner Leisure Ltd	243,168
4,283	*	Strayer Education, Inc	313,473
26,865		Texas Roadhouse, Inc (Class A)	775,593
10,044		Universal Technical Institute, Inc	119,624
13,713		Vail Resorts, Inc	1,184,255
14,058	*,e	Weight Watchers International, Inc	366,211
109,382		Wendy’s	877,244
51,316		Wyndham Worldwide Corp	3,985,714
32,259		Wynn Resorts Ltd	6,129,533
175,573		Yum! Brands, Inc	12,611,409
2,397	*,e	Zoe’s Kitchen, Inc	87,395
		TOTAL CONSUMER SERVICES	186,921,731

DIVERSIFIED FINANCIALS - 3.8%
16,360	*	Actua Corp	307,568
22,515	*	Affiliated Managers Group, Inc	4,498,272
107,509	*	Ally Financial, Inc	2,440,454
366,133		American Express Co	32,933,663
77,050		Ameriprise Financial, Inc	9,721,398
10,953		Artisan Partners Asset Management, Inc	531,001
450,876		Bank of New York Mellon Corp	17,457,919
69,107		BGC Partners, Inc (Class A)	586,027
51,514		BlackRock, Inc	17,571,941
6,593		Calamos Asset Management, Inc (Class A)	90,324
226,146		Capital One Financial Corp	18,718,104
11,259		Cash America International, Inc	553,380
34,656		CBOE Holdings, Inc	2,042,625
454,951		Charles Schwab Corp	13,043,445
128,370		CME Group, Inc	10,758,690
8,667	e	Cohen & Steers, Inc	371,468
7,999	*	Consumer Portfolio Services, Inc	56,473
12,438		CorEnergy Infrastructure Trust, Inc	93,409
46,375	*	Cowen Group, Inc	187,355
128

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

2,836	*	Credit Acceptance Corp	$418,480
1,901	e	Deerfield Capital Corp	17,489
1,157		Diamond Hill Investment Group, Inc	155,026
189,275		Discover Financial Services	12,071,959
114,917	*	E*Trade Financial Corp	2,562,649
48,078		Eaton Vance Corp	1,770,713
10,156	*,e	Encore Capital Group, Inc	462,200
13,092		Evercore Partners, Inc (Class A)	677,773
20,397	*	Ezcorp, Inc (Class A)	230,078
3,862	*	FBR & Co	93,229
37,360	e	Federated Investors, Inc (Class B)	1,168,247
20,516	e	Financial Engines, Inc	817,973
11,533	*	First Cash Financial Services, Inc	681,370
36,692	*	FNFV Group	493,140
160,214		Franklin Resources, Inc	8,909,501
7,489	e	Friedman Billings Ramsey Group, Inc (Class A)	205,049
17,828	e	FXCM, Inc	293,449
9,623		Gain Capital Holdings, Inc	82,373
2,529		GAMCO Investors, Inc (Class A)	208,946
29,194		GFI Group, Inc	160,567
180,454		Goldman Sachs Group, Inc	34,284,456
12,168	*	Green Dot Corp	290,815
11,735	e	Greenhill & Co, Inc	528,075
13,088		HFF, Inc (Class A)	412,010
19,105		Interactive Brokers Group, Inc (Class A)	493,291
46,882		IntercontinentalExchange Group, Inc	9,765,052
6,188	*	International Assets Holding Corp	112,003
175,158		Invesco Ltd	7,088,644
14,488	*	Investment Technology Group, Inc	259,770
14,803	e	iShares Russell 2000 Index Fund	1,725,438
61,863	e	Janus Capital Group, Inc	927,326
4,735	*	JG Wentworth Co	52,653
26,962	*	KCG Holdings, Inc	287,415
38,510	*,e	Ladenburg Thalmann Financial Services, Inc	164,438
48,866		Lazard Ltd (Class A)	2,404,696
42,636		Legg Mason, Inc	2,217,072
146,519		Leucadia National Corp	3,484,222
34,725		LPL Financial Holdings, Inc	1,437,268
5,874		Manning & Napier, Inc	93,044
3,240	*	Marcus & Millichap, Inc	100,634
14,942		MarketAxess Holdings, Inc	966,000
3,292		Marlin Business Services Corp	69,593
110,137		McGraw-Hill Financial, Inc	9,965,196
2,967	e	Moelis & Co	101,353
75,216		Moody’s Corp	7,463,684
607,356		Morgan Stanley	21,227,092
46,336		MSCI, Inc (Class A)	2,162,038
47,079		NASDAQ OMX Group, Inc	2,036,638
170,901		Navient Corp	3,380,422
8,392		Nelnet, Inc (Class A)	399,375
10,526	*	NewStar Financial, Inc	143,996
4,205	*	Nicholas Financial, Inc	51,343
129

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

95,782		Northern Trust Corp	$6,350,347
73,053	*	NorthStar Asset Management Group, Inc	1,323,720
3,966		Oppenheimer Holdings, Inc	97,365
22,644	*,e	PHH Corp	536,436
9,210	*	Pico Holdings, Inc	203,541
6,514	*	Piper Jaffray Cos	367,780
19,859	*	PRA Group, Inc	1,256,082
4,748		Pzena Investment Management, Inc (Class A)	47,717
50,474		Raymond James Financial, Inc	2,833,106
1,700		RCS Capital Corp (Class A)	27,897
4,505	*	Regional Management Corp	52,528
5,457		Resource America, Inc (Class A)	52,060
8,217	*	Safeguard Scientifics, Inc	163,929
34,890		Santander Consumer USA Holdings, Inc	645,465
54,196		SEI Investments Co	2,095,217
2,020		Silvercrest Asset Management Group, Inc	30,159
172,088		SLM Corp	1,643,440
6,218	e	SPDR S&P MidCap 400 ETF Trust	1,604,990
75,801	e	SPDR Trust Series 1	15,286,030
9,622	*,e	Springleaf Holdings, Inc	360,055
174,125		State Street Corp	13,139,472
24,175	*	Stifel Financial Corp	1,148,554
13,104	*,e	SWS Group, Inc	96,839
48,344	*	Synchrony Financial	1,306,255
105,904		T Rowe Price Group, Inc	8,693,659
109,889		TD Ameritrade Holding Corp	3,707,655
2,871		Virtus Investment Partners, Inc	514,512
55,547		Voya Financial, Inc	2,180,220
34,459		Waddell & Reed Financial, Inc (Class A)	1,645,073
14,939	*,e	Walter Investment Management Corp	339,414
2,714		Westwood Holdings Group, Inc	183,195
39,914	*,e	WisdomTree Investments, Inc	588,732
3,115	*,e	World Acceptance Corp	223,221
		TOTAL DIVERSIFIED FINANCIALS	346,283,444

ENERGY - 8.3%
47,732	*	Abraxas Petroleum Corp	197,133
1,000		Adams Resources & Energy, Inc	42,050
10,008	e	Alon USA Energy, Inc	160,528
105,922	*,e	Alpha Natural Resources, Inc	207,607
22,497	*	American Eagle Energy Corp	39,145
11,848	*,e	Amyris Biotechnologies, Inc	35,781
202,160		Anadarko Petroleum Corp	18,554,245
21,224	*,e	Antero Resources Corp	1,112,987
154,368		Apache Corp	11,917,210
3,270	*,e	APCO Argentina, Inc	46,859
16,182	*,e	Approach Resources, Inc	160,202
108,194	e	Arch Coal, Inc	233,699
10,604	e	Ardmore Shipping Corp	107,419
4,154	*,e	Aspen Aerogels, Inc	41,249
20,447	*	Athlon Energy, Inc	1,192,060
26,082	*	Atwood Oceanics, Inc	1,060,233
130

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

172,944		Baker Hughes, Inc	$9,159,114
13,169	*	Basic Energy Services, Inc	169,880
20,072	*,e	Bill Barrett Corp	305,094
14,329	*	Bonanza Creek Energy, Inc	648,244
50,084	*,e	BPZ Energy, Inc	62,104
15,099		Bristow Group, Inc	1,115,816
17,907	*	C&J Energy Services, Inc	345,784
171,639		Cabot Oil & Gas Corp	5,337,973
28,847	*	Callon Petroleum Co	189,236
81,190	*	Cameron International Corp	4,834,865
8,536	e	CARBO Ceramics, Inc	441,055
18,355	*	Carrizo Oil & Gas, Inc	953,359
13,713	*,e	CHC Group Ltd	92,151
95,923	*	Cheniere Energy, Inc	7,194,225
211,244		Chesapeake Energy Corp	4,685,392
763,816		Chevron Corp	91,619,729
35,027		Cimarex Energy Co	3,981,519
2,445	*	Clayton Williams Energy, Inc	203,277
27,865	*,e	Clean Energy Fuels Corp	203,693
24,459	*	Cloud Peak Energy, Inc	292,774
144,484	*	Cobalt International Energy, Inc	1,691,908
19,360		Comstock Resources, Inc	229,222
45,067	*	Concho Resources, Inc	4,913,655
492,489		ConocoPhillips	35,533,082
88,976		Consol Energy, Inc	3,274,317
7,333		Contango Oil & Gas Co	268,168
34,280	*,e	Continental Resources, Inc	1,932,364
6,749	e	CVR Energy, Inc	327,866
3,403		Dawson Geophysical Co	57,817
23,765		Delek US Holdings, Inc	805,396
142,400		Denbury Resources, Inc	1,765,760
163,256		Devon Energy Corp	9,795,360
37,030	e	DHT Holdings, Inc	246,620
27,669	e	Diamond Offshore Drilling, Inc	1,043,398
17,393	*	Diamondback Energy, Inc	1,190,377
2,966	*	Dorian LPG Ltd	42,503
30,128	*	Dresser-Rand Group, Inc	2,461,458
16,208	*	Dril-Quip, Inc	1,457,910
12,171	*,e	Eclipse Resources Corp	159,562
23,543	*,e	Emerald Oil, Inc	74,867
28,992		Energen Corp	1,962,758
41,772	e	Energy XXI Bermuda Ltd	321,227
218,417		EOG Resources, Inc	20,760,536
13,740	*,e	EP Energy Corp	200,604
60,344		EQT Corp	5,674,750
6,490	*	Era Group, Inc	151,801
8,771		Evolution Petroleum Corp	82,974
62,750	e	EXCO Resources, Inc	191,388
23,373		Exterran Holdings, Inc	919,260
1,716,974	d	Exxon Mobil Corp	166,048,556
93,528	*	FMC Technologies, Inc	5,241,309
23,476	*	Forum Energy Technologies, Inc	640,895
131

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

15,791	e	Frank’s International NV	$272,079
53,230	*,e	Frontline Ltd	75,054
21,505	*,e	FX Energy, Inc	64,515
18,454	e	GasLog Ltd	384,212
29,583	*	Gastar Exploration, Inc	118,332
5,250	*	Geospace Technologies Corp	161,648
4,676	*,e	Glori Energy, Inc	24,923
20,302		Golar LNG Ltd	1,139,145
14,119	*,e	Goodrich Petroleum Corp	116,341
15,395		Green Plains Renewable Energy, Inc	526,509
12,581		Gulfmark Offshore, Inc	379,443
35,362	*	Gulfport Energy Corp	1,774,465
114,674	*,e	Halcon Resources Corp	356,636
4,519		Hallador Petroleum Co	54,228
337,484		Halliburton Co	18,608,868
17,510	*,e	Harvest Natural Resources, Inc	65,137
44,702	*	Helix Energy Solutions Group, Inc	1,190,861
38,399		Helmerich & Payne, Inc	3,333,801
87,187	*,e	Hercules Offshore, Inc	143,859
109,133		Hess Corp	9,255,570
79,230		Holly Corp	3,595,457
16,139	*	Hornbeck Offshore Services, Inc	494,822
9,110	*,e	Independence Contract Drilling, Inc	66,776
52,583	*	ION Geophysical Corp	147,232
341	*,e	Isramco, Inc	44,671
4,648	*,e	Jones Energy, Inc (Class A)	57,449
64,602	*	Key Energy Services, Inc	196,390
262,781	e	Kinder Morgan, Inc	10,169,625
109,598	*	Kodiak Oil & Gas Corp	1,182,562
46,853	*	Kosmos Energy LLC	437,139
32,656	*,e	Laredo Petroleum Holdings, Inc	619,158
83,738	*,e	Magnum Hunter Resources Corp	388,544
272,922		Marathon Oil Corp	9,661,439
100,486		Marathon Petroleum Corp	9,134,177
31,972	*	Matador Resources Co	775,960
10,361	*	Matrix Service Co	259,647
104,046	*,e	McDermott International, Inc	399,537
20,215	*	Memorial Resource Development Corp	547,624
14,957	*,e	Midstates Petroleum Co, Inc	44,422
12,913	*,e	Miller Petroleum, Inc	44,937
5,541	*	Mitcham Industries, Inc	56,518
72,227		Murphy Oil Corp	3,856,200
121,372		Nabors Industries Ltd	2,166,490
170,736		National Oilwell Varco, Inc	12,402,263
5,354	*	Natural Gas Services Group, Inc	137,758
39,611		Navios Maritime Acq Corp	125,567
55,998	*	Newfield Exploration Co	1,826,095
39,786	*	Newpark Resources, Inc	454,754
143,532		Noble Energy, Inc	8,271,749
9,719	e	Nordic American Offshore Ltd	155,504
35,382	e	Nordic American Tanker Shipping	298,978
28,833	e	North Atlantic Drilling Ltd	178,476
132

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

27,104	*,e	Northern Oil And Gas, Inc	$306,275
8,627	*,e	Nuverra Environmental Solutions, Inc	81,698
40,736	*	Oasis Petroleum, Inc	1,220,451
315,160		Occidental Petroleum Corp	28,027,179
43,005		Oceaneering International, Inc	3,021,961
18,690	*	Oil States International, Inc	1,116,541
82,723	*	Oneok, Inc	4,875,694
7,891	*,e	Pacific Ethanol, Inc	111,342
5,712		Panhandle Oil and Gas, Inc (Class A)	117,439
56,086	*	Parker Drilling Co	249,022
23,692	*	Parsley Energy, Inc	402,053
57,579		Patterson-UTI Energy, Inc	1,326,044
27,353		PBF Energy, Inc	713,093
15,614	*	PDC Energy, Inc	682,644
107,795	e	Peabody Energy Corp	1,124,302
26,939	*,e	Penn Virginia Corp	230,867
24,643	*	Petroquest Energy, Inc	115,822
5,035	*	PHI, Inc	225,266
225,411		Phillips 66	17,694,764
30,293	*	Pioneer Energy Services Corp	278,090
56,898		Pioneer Natural Resources Co	10,757,136
15,342	*,e	Profire Energy, Inc	56,919
71,488		Questar Market Resources, Inc	1,792,204
65,820		Range Resources Corp	4,502,088
17,755	*	Renewable Energy Group, Inc	186,960
32,052	*,e	Resolute Energy Corp	111,541
19,322	*,e	Rex Energy Corp	151,484
2,462	*	Rex Stores Corp	179,135
22,531	*	Rice Energy, Inc	595,494
6,371	*	RigNet, Inc	276,820
11,927	*,e	Ring Energy, Inc	205,144
24,658	*	Rosetta Resources, Inc	937,744
51,234		Rowan Cos plc	1,243,449
24,722		RPC, Inc	405,441
10,558	*,e	RSP Permian, Inc	258,354
21,960	*,e	Sanchez Energy Corp	374,857
198,596	*,e	SandRidge Energy, Inc	774,524
520,599		Schlumberger Ltd	51,362,297
75,986	e	Scorpio Tankers, Inc	663,358
7,758	*	SEACOR Holdings, Inc	639,647
143,071	e	Seadrill Ltd	3,290,633
16,993		SemGroup Corp	1,304,213
18,211	*	Seventy Seven Energy, Inc	238,018
29,283	e	Ship Finance International Ltd	503,375
30,494	*,e	Solazyme, Inc	233,889
141,652	*	Southwestern Energy Co	4,605,107
266,893		Spectra Energy Corp	10,443,523
27,359		St. Mary Land & Exploration Co	1,540,312
24,572	*	Stone Energy Corp	602,014
62,427		Superior Energy Services	1,570,039
17,580	*,e	Swift Energy Co	120,423
29,018	*	Synergy Resources Corp	353,729
133

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

15,356		Targa Resources Investments, Inc	$1,975,242
18,116		Teekay Corp	1,059,061
24,539	e	Teekay Tankers Ltd (Class A)	104,045
16,145		Tesco Corp	307,401
51,611		Tesoro Corp	3,685,542
35,635	*	Tetra Technologies, Inc	339,602
21,367	e	Tidewater, Inc	787,801
9,385	*	TransAtlantic Petroleum Ltd	77,426
36,373	*,e	Triangle Petroleum Corp	281,891
63,880	*,e	Ultra Petroleum Corp	1,456,464
19,707	*	Unit Corp	954,213
21,644	*	Vaalco Energy, Inc	160,598
212,718		Valero Energy Corp	10,655,045
82,233	*,e	Vantage Drilling Co	79,560
11,267	*,e	Vertex Energy, Inc	71,207
18,970		W&T Offshore, Inc	172,437
32,776	*	Warren Resources, Inc	113,405
21,135		Western Refining, Inc	963,545
5,451	*	Westmoreland Coal Co	199,343
47,997	*	Whiting Petroleum Corp	2,939,336
16,810	*	Willbros Group, Inc	98,675
299,057		Williams Cos, Inc	16,600,654
29,739		World Fuel Services Corp	1,226,436
82,710	*	WPX Energy, Inc	1,581,415
		TOTAL ENERGY	750,745,667

FOOD & STAPLES RETAILING - 1.8%
11,257		Andersons, Inc	717,409
16,330		Casey’s General Stores, Inc	1,336,937
6,997	*,e	Chefs’ Warehouse Holdings, Inc	125,036
177,341		Costco Wholesale Corp	23,651,969
469,264		CVS Corp	40,267,544
5,327	*,e	Fairway Group Holdings Corp	15,928
17,126	*,e	Fresh Market, Inc	628,695
5,387		Ingles Markets, Inc (Class A)	144,910
12,815	e	Liberator Medical Holdings, Inc	36,907
3,665	*,e	Natural Grocers by Vitamin C	66,373
8,880	*	Pantry, Inc	228,838
8,315		Pricesmart, Inc	740,284
398,725	*	Rite Aid Corp	2,093,306
22,524	e	Roundy’s, Inc	75,906
91,722		Safeway, Inc	3,197,429
14,851		Spartan Stores, Inc	332,811
38,923	*,e	Sprouts Farmers Market, Inc	1,133,049
79,233	*	Supervalu, Inc	683,781
235,559		Sysco Corp	9,078,444
19,794	*	United Natural Foods, Inc	1,346,388
2,431		Village Super Market (Class A)	67,460
382,000		Walgreen Co	24,532,040
641,768		Wal-Mart Stores, Inc	48,947,645
4,144		Weis Markets, Inc	184,988
147,153		Whole Foods Market, Inc	5,787,528
		TOTAL FOOD & STAPLES RETAILING	165,421,605
134

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 4.7%
16,446	*,e	22nd Century Group, Inc	$36,181
1,131		Alico, Inc	41,734
34,587	*	Alliance One International, Inc	70,212
796,995		Altria Group, Inc	38,526,739
260,755		Archer Daniels Midland Co	12,255,485
21,735		B&G Foods, Inc (Class A)	640,313
3,308	*,e	Boston Beer Co, Inc (Class A)	823,692
23,969	*	Boulder Brands, Inc	212,845
61,001		Brown-Forman Corp (Class B)	5,652,963
59,088		Bunge Ltd	5,238,151
6,284		Calavo Growers, Inc	305,025
6,403	e	Cal-Maine Foods, Inc	562,119
69,755		Campbell Soup Co	3,081,078
18,311	*	Chiquita Brands International, Inc	264,228
2,067		Coca-Cola Bottling Co Consolidated	186,939
1,589,448		Coca-Cola Co	66,566,082
100,466		Coca-Cola Enterprises, Inc	4,355,201
167,475		ConAgra Foods, Inc	5,752,766
64,056	*	Constellation Brands, Inc (Class A)	5,863,686
3,993	*	Craft Brewers Alliance, Inc	55,423
65,306	*	Darling International, Inc	1,149,386
36,347	e	Dean Foods Co	534,664
8,644	*	Diamond Foods, Inc	260,617
78,988		Dr Pepper Snapple Group, Inc	5,469,919
3,496	*	Farmer Bros Co	101,943
69,345		Flowers Foods, Inc	1,317,555
14,873		Fresh Del Monte Produce, Inc	477,572
246,887		General Mills, Inc	12,828,248
19,988	*	Hain Celestial Group, Inc	2,163,701
60,108		Hershey Co	5,764,958
53,307		Hormel Foods Corp	2,873,780
29,916		Ingredion, Inc	2,311,011
5,854	*	Inventure Foods, Inc	77,507
6,691		J&J Snack Foods Corp	689,374
41,684		J.M. Smucker Co	4,335,136
3,701		John B. Sanfilippo & Son, Inc	137,492
103,212		Kellogg Co	6,601,440
56,749		Keurig Green Mountain, Inc	8,611,661
240,129		Kraft Foods Group, Inc	13,531,269
204,471		Kroger Co	11,391,079
7,970		Lancaster Colony Corp	729,175
20,510		Lance, Inc	610,993
1,889	*,e	Lifeway Foods, Inc	31,263
4,613	e	Limoneira Co	118,370
145,487		Lorillard, Inc	8,947,450
52,623		McCormick & Co, Inc	3,721,499
80,455		Mead Johnson Nutrition Co	7,989,986
53,128		Molson Coors Brewing Co (Class B)	3,951,661
675,725		Mondelez International, Inc	23,826,063
135

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

57,450	*	Monster Beverage Corp	$5,795,556
4,631	*	National Beverage Corp	116,331
8,734	*	Omega Protein Corp	126,206
607,029		PepsiCo, Inc	58,377,979
630,675		Philip Morris International, Inc	56,136,382
25,819	*,e	Pilgrim’s Pride Corp	733,518
21,519		Pinnacle Foods, Inc	727,342
17,300	*,e	Post Holdings, Inc	648,750
123,605		Reynolds American, Inc	7,775,991
9,235	e	Sanderson Farms, Inc	775,555
149	*	Seaboard Corp	457,858
7,341	*,e	Synutra International, Inc	46,469
7,775	e	Tootsie Roll Industries, Inc	230,529
16,845	*	TreeHouse Foods, Inc	1,434,689
115,594		Tyson Foods, Inc (Class A)	4,664,218
9,195	e	Universal Corp	409,177
29,446	e	Vector Group Ltd	657,824
69,178	*	WhiteWave Foods Co (Class A)	2,575,497
		TOTAL FOOD, BEVERAGE & TOBACCO	422,735,505

HEALTH CARE EQUIPMENT & SERVICES - 4.8%
8,485	e	Abaxis, Inc	446,820
595,587		Abbott Laboratories	25,961,637
15,929	*,e	Abiomed, Inc	522,312
17,132	*	Acadia Healthcare Co, Inc	1,063,041
30,619	*,e	Accuray, Inc	193,818
3,135	*	Addus HomeCare Corp	62,292
2,300	*,e	Adeptus Health, Inc	76,314
142,153		Aetna, Inc	11,729,044
15,861	*,e	Air Methods Corp	749,115
32,474	*	Align Technology, Inc	1,708,782
2,068	*	Alliance HealthCare Services, Inc	49,901
71,047	*	Allscripts Healthcare Solutions, Inc	974,765
3,624	*	Almost Family, Inc	106,691
11,133	*	Amedisys, Inc	290,571
91,697		AmerisourceBergen Corp	7,831,841
18,333	*	AMN Healthcare Services, Inc	314,411
17,061	*	Amsurg Corp	921,465
4,677		Analogic Corp	341,140
9,696	*	Angiodynamics, Inc	164,832
5,745	*	Anika Therapeutics, Inc	230,604
47,096	*,e	Antares Pharma, Inc	97,489
15,051	*,e	athenahealth, Inc	1,843,747
11,078	*	AtriCure, Inc	193,200
618		Atrion Corp	203,946
31,066		Bard (C.R.), Inc	5,093,892
215,923		Baxter International, Inc	15,144,839
77,988		Becton Dickinson & Co	10,037,056
9,673	*,e	Bio-Reference Labs, Inc	290,577
27,103	*,e	BioScrip, Inc	175,085
10,352	*	BioTelemetry, Inc	86,853
526,006	*	Boston Scientific Corp	6,985,360
136

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

68,727	*	Brookdale Senior Living, Inc	$2,316,787
12,469		Cantel Medical Corp	528,686
11,455	*	Capital Senior Living Corp	257,737
135,296		Cardinal Health, Inc	10,618,030
11,141	*	Cardiovascular Systems, Inc	345,371
82,548	*	CareFusion Corp	4,735,779
5,132	*,e	Castlight Health, Inc	64,201
81,937	*	Catamaran Corp	3,905,937
22,899	*	Centene Corp	2,122,050
120,092	*	Cerner Corp	7,606,627
29,608	*,e	Cerus Corp	123,169
7,021	e	Chemed Corp	725,691
108,926		Cigna Corp	10,845,762
45,488	*	Community Health Systems, Inc	2,500,475
4,462		Computer Programs & Systems, Inc	281,017
10,837		Conmed Corp	455,046
19,396		Cooper Cos, Inc	3,179,004
4,880	*	Corvel Corp	167,970
180,541		Covidien plc	16,689,210
11,894	*	Cross Country Healthcare, Inc	115,015
12,510		CryoLife, Inc	128,353
10,693	*	Cyberonics, Inc	561,382
8,831	*	Cynosure, Inc (Class A)	223,336
70,760	*	DaVita, Inc	5,524,233
56,381		Dentsply International, Inc	2,862,463
8,395	*	Derma Sciences, Inc	76,394
29,725	*	DexCom, Inc	1,336,139
42,025	*	Edwards Lifesciences Corp	5,081,663
25,511	*	Endologix, Inc	290,825
8,148		Ensign Group, Inc	315,491
32,174	*	Envision Healthcare Holdings, Inc	1,124,481
3,811	*	Exactech, Inc	81,174
13,769	*	ExamWorks Group, Inc	533,962
312,056	*	Express Scripts Holding Co	23,972,142
17,289	*	Five Star Quality Care, Inc	71,404
19,474	*,e	GenMark Diagnostics, Inc	222,004
12,263	*	Gentiva Health Services, Inc	241,581
26,136	*	Globus Medical, Inc	579,435
9,896	*	Greatbatch, Inc	496,680
20,613	*	Haemonetics Corp	777,522
14,043	*	Hanger Orthopedic Group, Inc	336,049
133,354	*	HCA Holdings, Inc	9,341,448
31,924	*	Health Net, Inc	1,516,709
4,198	*	HealthEquity, Inc	85,639
35,158		Healthsouth Corp	1,417,922
8,271	*	HealthStream, Inc	256,070
12,854	*,e	Healthways, Inc	199,237
6,736	*	HeartWare International, Inc	519,480
34,451	*	Henry Schein, Inc	4,135,154
22,802		Hill-Rom Holdings, Inc	1,014,233
34,672	*,e	HMS Holdings Corp	805,431
102,415	*	Hologic, Inc	2,682,249
137

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

61,653		Humana, Inc	$8,560,519
6,479	*	ICU Medical, Inc	459,361
20,405	*	Idexx Laboratories, Inc	2,890,776
29,404	*	IMS Health Holdings, Inc	713,047
2,170	*	Inogen Inc	51,234
21,360	*	Insulet Corp	922,111
9,702	*	Integra LifeSciences Holdings Corp	495,869
14,628	*	Intuitive Surgical, Inc	7,252,562
12,342		Invacare Corp	193,893
32,915	*	Inverness Medical Innovations, Inc	1,315,613
6,956	*	IPC The Hospitalist Co, Inc	289,787
3,439	*,e	K2M Group Holdings, Inc	55,368
25,817		Kindred Healthcare, Inc	561,520
33,770	*	Laboratory Corp of America Holdings	3,690,723
3,821		Landauer, Inc	136,754
6,575	*,e	LDR Holding Corp	226,443
5,627	*	LHC Group, Inc	137,017
17,661	*	LifePoint Hospitals, Inc	1,236,270
11,390	*	Magellan Health Services, Inc	689,323
19,164	*	Masimo Corp	483,699
92,647		McKesson Corp	18,845,326
23,789	*	MedAssets, Inc	515,270
21,429	*	Medidata Solutions, Inc	966,662
396,160		Medtronic, Inc	27,002,266
27,937	*	Merge Healthcare, Inc	76,827
17,521	e	Meridian Bioscience, Inc	324,839
17,287	*	Merit Medical Systems, Inc	261,898
12,000	*	Molina Healthcare, Inc	583,680
5,107	*	MWI Veterinary Supply, Inc	866,428
4,200		National Healthcare Corp	253,302
3,676	*	National Research Corp	58,412
12,901	*	Natus Medical, Inc	438,634
14,251	*	Neogen Corp	625,619
20,656	*	NuVasive, Inc	844,830
24,566	*	NxStage Medical, Inc	372,421
2,948	*	Ocular Therapeutix, Inc	45,016
39,516		Omnicare, Inc	2,631,370
14,598	*	Omnicell, Inc	471,661
21,728	*	OraSure Technologies, Inc	194,466
7,325	*	Orthofix International NV	214,989
25,069	e	Owens & Minor, Inc	835,299
5,336	*	Oxford Immunotec Global plc	82,388
34,082		Patterson Cos, Inc	1,469,275
40,195	*	Pediatrix Medical Group, Inc	2,509,374
12,030	*	PharMerica Corp	345,141
4,996	*,e	PhotoMedex, Inc	19,185
12,806	*	Premier, Inc	427,464
4,577	*	Providence Service Corp	202,212
19,842		Quality Systems, Inc	299,813
57,433		Quest Diagnostics, Inc	3,644,698
11,443	*,e	Quidel Corp	326,698
12,387	*	RadNet, Inc	115,199
138

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

55,920	e	Resmed, Inc	$2,920,142
15,744	*,e	Rockwell Medical Technologies, Inc	137,288
22,692	*	RTI Biologics, Inc	115,502
31,111		Select Medical Holdings Corp	448,621
23,302	*	Sirona Dental Systems, Inc	1,830,372
8,440	*	Skilled Healthcare Group, Inc (Class A)	58,489
15,763	*	Spectranetics Corp	500,791
112,451		St. Jude Medical, Inc	7,215,981
14,817	*	Staar Surgical Co	141,799
23,100		STERIS Corp	1,427,580
135,878		Stryker Corp	11,893,401
4,961	*	Surgical Care Affiliates, Inc	152,203
5,430	*	SurModics, Inc	117,559
14,125	*	Symmetry Medical, Inc	139,837
3,142	*,e	Tandem Diabetes Care, Inc	50,461
27,841	*	Team Health Holdings, Inc	1,741,176
16,433		Teleflex, Inc	1,875,334
38,890	*	Tenet Healthcare Corp	2,179,785
22,510	*	Thoratec Corp	611,822
13,231	*	Tornier BV	369,806
10,717	*,e	TransEnterix, Inc	43,940
10,733	*	Triple-S Management Corp (Class B)	237,629
2,959	*,e	TriVascular Technologies, Inc	39,207
40,501	*,e	Unilife Corp	148,639
392,287		UnitedHealth Group, Inc	37,271,188
16,919	*	Universal American Corp	157,685
35,375		Universal Health Services, Inc (Class B)	3,668,741
4,758		US Physical Therapy, Inc	205,308
1,453		Utah Medical Products, Inc	82,530
41,343	*	Varian Medical Systems, Inc	3,477,773
6,979	*	Vascular Solutions, Inc	205,252
35,160	*	VCA Antech, Inc	1,602,241
14,315	*,e	Veeva Systems, Inc	426,301
2,579	*	Veracyte, Inc	20,813
9,105	*	Vocera Communications, Inc	94,237
20,922	*	Volcano Corp	211,731
17,333	*	WellCare Health Plans, Inc	1,176,391
113,514		WellPoint, Inc	14,381,089
26,762		West Pharmaceutical Services, Inc	1,371,553
19,965	*	Wright Medical Group, Inc	631,293
11,805	*,e	Zeltiq Aesthetics, Inc	302,680
66,768		Zimmer Holdings, Inc	7,427,272
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	431,629,282

HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
172,010		Avon Products, Inc	1,788,904
15,669	*	Central Garden and Pet Co (Class A)	134,597
54,132		Church & Dwight Co, Inc	3,919,698
52,254		Clorox Co	5,199,273
364,199		Colgate-Palmolive Co	24,357,629
24,390		Coty, Inc	404,874
10,401	*,e	Elizabeth Arden, Inc	170,577
139

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

24,505		Energizer Holdings, Inc	$3,005,538
91,235		Estee Lauder Cos (Class A)	6,859,047
9,176	e	Female Health Co	41,934
30,245	*	Harbinger Group, Inc	397,419
31,565	e	Herbalife Ltd	1,655,900
12,014	*	IGI Laboratories, Inc	117,857
6,703		Inter Parfums, Inc	190,365
152,714		Kimberly-Clark Corp	17,450,629
5,231	*	Medifast, Inc	166,032
3,786		Nature’s Sunshine Products, Inc	56,411
23,177	e	Nu Skin Enterprises, Inc (Class A)	1,224,441
2,747	*	Nutraceutical International Corp	61,753
1,470		Oil-Dri Corp of America	44,365
3,285		Orchids Paper Products Co	94,477
1,088,229		Procter & Gamble Co	94,969,745
4,568	*	Revlon, Inc (Class A)	156,682
9,038		Spectrum Brands, Inc	818,753
2,534	*,e	USANA Health Sciences, Inc	288,825
5,981		WD-40 Co	458,563
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	164,034,288

INSURANCE - 4.2%
136,365		ACE Ltd	14,904,694
183,504		Aflac, Inc	10,960,694
6,651	*	Alleghany Corp	2,954,906
39,203		Allied World Assurance Co Holdings Ltd	1,489,714
175,745		Allstate Corp	11,397,063
17,752	*	AMBAC Financial Group, Inc	406,166
29,633		American Equity Investment Life Holding Co	764,828
28,867		American Financial Group, Inc	1,727,113
580,110		American International Group, Inc	31,076,493
2,872		American National Insurance Co	327,638
6,505		Amerisafe, Inc	271,258
11,941	e	Amtrust Financial Services, Inc	535,793
120,384		Aon plc	10,353,024
53,365	*	Arch Capital Group Ltd	3,005,517
10,440		Argo Group International Holdings Ltd	582,552
63,660		Arthur J. Gallagher & Co	3,036,582
25,295		Aspen Insurance Holdings Ltd	1,103,621
28,385		Assurant, Inc	1,936,425
71,608		Assured Guaranty Ltd	1,652,713
4,444	*,e	Atlas Financial Holdings, Inc	65,904
42,929		Axis Capital Holdings Ltd	2,066,602
3,677		Baldwin & Lyons, Inc (Class B)	98,985
735,862	*	Berkshire Hathaway, Inc (Class B)	103,138,418
47,992		Brown & Brown, Inc	1,529,025
98,708		Chubb Corp	9,807,627
65,885		Cincinnati Financial Corp	3,325,216
17,701	*,e	Citizens, Inc (Class A)	129,040
10,018		CNA Financial Corp	391,503
86,449		Conseco, Inc	1,567,320
11,500		Crawford & Co (Class B)	117,070
140

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

3,405		Donegal Group, Inc (Class A)	$53,867
7,590	*	eHealth, Inc	189,370
1,918		EMC Insurance Group, Inc	61,453
11,158		Employers Holdings, Inc	227,512
17,691		Endurance Specialty Holdings Ltd	1,025,193
3,656	*	Enstar Group Ltd	541,344
10,065		Erie Indemnity Co (Class A)	854,216
18,372		Everest Re Group Ltd	3,135,182
3,922		FBL Financial Group, Inc (Class A)	194,453
4,374	e	Federated National Holding Co	146,354
4,480		Fidelity & Guaranty Life	106,400
41,816		First American Financial Corp	1,267,861
112,285		FNF Group	3,350,584
197,612	*	Genworth Financial, Inc (Class A)	2,764,592
12,261	*	Greenlight Capital Re Ltd (Class A)	397,869
5,627	*	Hallmark Financial Services	65,611
16,850		Hanover Insurance Group, Inc	1,127,939
178,896		Hartford Financial Services Group, Inc	7,080,704
39,926		HCC Insurance Holdings, Inc	2,083,738
3,640	e	HCI Group, Inc	185,058
2,883	*,e	Heritage Insurance Holdings, Inc	51,202
28,136	*	Hilltop Holdings, Inc	619,836
15,137		Horace Mann Educators Corp	460,316
3,159		Independence Holding Co	44,700
4,201		Infinity Property & Casualty Corp	306,715
1,519		Kansas City Life Insurance Co	75,388
18,133		Kemper Corp	668,201
102,996		Lincoln National Corp	5,640,061
127,557		Loews Corp	5,561,485
18,988		Maiden Holdings Ltd	226,907
5,562	*	Markel Corp	3,842,730
222,267		Marsh & McLennan Cos, Inc	12,084,657
55,986	*	MBIA, Inc	546,423
20,353		Meadowbrook Insurance Group, Inc	129,649
11,675		Mercury General Corp	620,176
377,861		Metlife, Inc	20,495,181
17,905		Montpelier Re Holdings Ltd	593,372
14,334		National General Holdings Corp	268,762
1,981		National Interstate Corp	56,340
1,147		National Western Life Insurance Co (Class A)	310,837
4,225	*	Navigators Group, Inc	287,680
105,629		Old Republic International Corp	1,560,140
7,800		OneBeacon Insurance Group Ltd (Class A)	124,254
21,119		PartnerRe Ltd	2,443,257
2,237	*	Phoenix Cos, Inc	132,788
12,138		Platinum Underwriters Holdings Ltd	760,203
22,640		Primerica, Inc	1,158,036
118,800		Principal Financial Group	6,221,556
23,897		ProAssurance Corp	1,117,902
240,343		Progressive Corp	6,347,459
32,363		Protective Life Corp	2,255,054
181,814		Prudential Financial, Inc	16,097,812
141

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

27,513		Reinsurance Group of America, Inc (Class A)	$2,317,970
16,886		RenaissanceRe Holdings Ltd	1,744,830
17,174		RLI Corp	851,659
5,226		Safety Insurance Group, Inc	325,998
21,192		Selective Insurance Group, Inc	547,177
17,340		Stancorp Financial Group, Inc	1,206,170
6,046		State Auto Financial Corp	126,543
8,607		Stewart Information Services Corp	303,999
32,198		Symetra Financial Corp	763,093
22,453	*	Third Point Reinsurance Ltd	343,531
53,444		Torchmark Corp	2,830,394
140,655		Travelers Cos, Inc	14,178,024
3,342	*	United America Indemnity Ltd	96,851
7,816		United Fire & Casualty Co	253,864
2,557		United Insurance Holdings Corp	50,117
12,469	e	Universal Insurance Holdings, Inc	218,207
104,017		UnumProvident Corp	3,480,409
36,138		Validus Holdings Ltd	1,437,570
39,861		W.R. Berkley Corp	2,054,436
2,450		White Mountains Insurance Group Ltd	1,531,054
110,157		XL Capital Ltd	3,732,119
		TOTAL INSURANCE	375,085,898

MATERIALS - 3.7%
12,936		A. Schulman, Inc	458,064
8,495	*	Advanced Emissions Solutions, Inc	171,769
1,694	*	AEP Industries, Inc	77,907
84,477		Air Products & Chemicals, Inc	11,375,673
29,568		Airgas, Inc	3,298,015
75,129	*,e	AK Steel Holding Corp	568,727
31,646		Albemarle Corp	1,847,493
466,269		Alcoa, Inc	7,814,668
43,208		Allegheny Technologies, Inc	1,419,383
50,881	*,e	Allied Nevada Gold Corp	70,725
11,715	e	American Vanguard Corp	135,191
3,985		Ampco-Pittsburgh Corp	86,833
26,457		Aptargroup, Inc	1,646,684
30,979		Ashland, Inc	3,347,901
39,151		Avery Dennison Corp	1,834,224
27,841		Axiall Corp	1,121,992
12,490		Balchem Corp	808,103
55,742		Ball Corp	3,591,457
40,024		Bemis Co, Inc	1,539,723
35,788	*	Berry Plastics Group, Inc	931,204
15,190	*	Boise Cascade Co	547,751
8,509		Brush Engineered Materials, Inc	335,680
25,614		Cabot Corp	1,189,258
21,261	*	Calgon Carbon Corp	447,119
21,158		Carpenter Technology Corp	1,058,958
14,973	*,e	Castle (A.M.) & Co	110,052
62,096		Celanese Corp (Series A)	3,646,898
20,348	*	Century Aluminum Co	595,789
142

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

20,707		CF Industries Holdings, Inc	$5,383,820
2,772		Chase Corp	99,432
37,974	*	Chemtura	884,414
8,163	*	Clearwater Paper Corp	525,289
65,545	e	Cliffs Natural Resources, Inc	736,070
47,970	*	Coeur d’Alene Mines Corp	177,489
46,809		Commercial Metals Co	809,328
13,355		Compass Minerals International, Inc	1,144,256
55,239	*	Crown Holdings, Inc	2,647,605
28,088		Cytec Industries, Inc	1,309,743
4,672		Deltic Timber Corp	304,100
25,526		Domtar Corp	1,048,353
479,285		Dow Chemical Co	23,676,679
368,626		Du Pont (E.I.) de Nemours & Co	25,490,488
19,530		Eagle Materials, Inc	1,707,508
59,736		Eastman Chemical Co	4,825,474
106,045		Ecolab, Inc	11,795,385
28,500	*	Ferro Corp	373,920
21,392	*	Flotek Industries, Inc	474,047
53,127		FMC Corp	3,046,833
415,109		Freeport-McMoRan Copper & Gold, Inc (Class B)	11,830,606
8,437		FutureFuel Corp	112,381
16,545		Glatfelter	417,430
25,489		Globe Specialty Metals, Inc	479,448
14,256	e	Gold Resource Corp	55,456
126,934	*	Graphic Packaging Holding Co	1,539,709
13,180		Greif, Inc (Class A)	580,711
19,859		H.B. Fuller Co	833,482
4,200		Hawkins, Inc	161,742
4,940		Haynes International, Inc	229,661
29,267	*	Headwaters, Inc	371,691
151,816		Hecla Mining Co	330,959
20,277	*,e	Horsehead Holding Corp	318,552
79,223		Huntsman Corp	1,933,041
8,994		Innophos Holdings, Inc	512,658
9,625		Innospec, Inc	388,561
32,390		International Flavors & Fragrances, Inc	3,211,468
169,885		International Paper Co	8,599,579
21,952	*,e	Intrepid Potash, Inc	295,254
7,211		Kaiser Aluminum Corp	501,525
33,322	*	Kapstone Paper and Packaging Corp	1,024,985
3,950		KMG Chemicals, Inc	69,915
8,099		Koppers Holdings, Inc	319,748
12,330	*	Kraton Polymers LLC	220,584
8,381		Kronos Worldwide, Inc	112,641
10,324	*	Landec Corp	129,979
55,241	*	Louisiana-Pacific Corp	806,519
7,299	*	LSB Industries, Inc	273,931
168,820		LyondellBasell Industries AF S.C.A	15,468,977
4,655	*,e	Marrone Bio Innovations, Inc	12,196
25,384		Martin Marietta Materials, Inc	2,967,897
66,875		MeadWestvaco Corp	2,953,869
143

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

13,780		Minerals Technologies, Inc	$1,057,064
209,055		Monsanto Co	24,049,687
133,208		Mosaic Co	5,902,446
10,894		Myers Industries, Inc	162,756
6,475		Neenah Paper, Inc	395,040
3,613		NewMarket Corp	1,401,880
199,212		Newmont Mining Corp	3,737,217
19,907		Noranda Aluminium Holding Corp	87,790
126,740		Nucor Corp	6,851,564
32,025		Olin Corp	776,286
3,926		Olympic Steel, Inc	78,991
12,801		OM Group, Inc	333,210
25,194	*	Omnova Solutions, Inc	177,114
66,219	*	Owens-Illinois, Inc	1,706,464
38,502		Packaging Corp of America	2,775,224
35,374	*	Platform Specialty Products Corp	919,724
37,351		PolyOne Corp	1,382,360
55,396		PPG Industries, Inc	11,283,611
117,196		Praxair, Inc	14,765,524
5,837		Quaker Chemical Corp	479,101
16,877	e	Rayonier Advanced Materials, Inc	481,501
30,960		Reliance Steel & Aluminum Co	2,089,181
92,557	*	Rentech, Inc	147,166
33,891	*	Resolute Forest Products	629,017
57,124		Rock-Tenn Co (Class A)	2,921,893
28,848		Rockwood Holdings, Inc	2,218,700
25,517		Royal Gold, Inc	1,458,297
53,026		RPM International, Inc	2,402,078
12,025	*	RTI International Metals, Inc	283,189
4,402	*	Ryerson Holding Corp	56,258
10,080		Schnitzer Steel Industries, Inc (Class A)	237,384
11,733		Schweitzer-Mauduit International, Inc	505,223
17,748		Scotts Miracle-Gro Co (Class A)	1,051,391
85,289		Sealed Air Corp	3,091,726
16,710	*,e	Senomyx, Inc	132,343
19,703		Sensient Technologies Corp	1,166,024
34,903		Sherwin-Williams Co	8,012,333
47,830		Sigma-Aldrich Corp	6,500,575
18,128		Silgan Holdings, Inc	891,172
40,581		Sonoco Products Co	1,658,545
59,710		Southern Copper Corp (NY)	1,718,454
96,065		Steel Dynamics, Inc	2,210,456
7,636		Stepan Co	338,122
47,713	*	Stillwater Mining Co	626,472
27,754	*	SunCoke Energy, Inc	663,321
33,886	*	Tahoe Resources, Inc	588,261
11,366	*	Taminco Corp	294,266
16,249		TimkenSteel Corp	659,384
7,438	*	Trecora Resources	97,810
10,895		Tredegar Corp	207,223
4,602	*	Trinseo S.A.	66,499
24,613		Tronox Ltd	595,142
144

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

2,376	*	UFP Technologies, Inc	$52,319
790		United States Lime & Minerals, Inc	55,387
57,666	e	United States Steel Corp	2,308,947
2,856	*	Universal Stainless & Alloy	73,428
5,448	*	US Concrete, Inc	134,566
21,969	e	US Silica Holdings Inc	986,408
33,782		Valspar Corp	2,775,529
51,613		Vulcan Materials Co	3,185,038
21,822	e	Wausau Paper Corp	215,820
16,361		Westlake Chemical Corp	1,154,269
20,425		Worthington Industries, Inc	789,426
30,356	*	WR Grace & Co	2,871,678
9,183		Zep, Inc	147,479
		TOTAL MATERIALS	330,675,382

MEDIA - 3.4%
7,528		AH Belo Corp (Class A)	86,647
14,764		AMC Entertainment Holdings, Inc	375,006
24,486	*	AMC Networks, Inc	1,485,076
86,098	e	Cablevision Systems Corp (Class A)	1,603,145
9,072	*	Carmike Cinemas, Inc	290,758
211,597		CBS Corp (Class B)	11,472,789
29,048	*,e	Central European Media Enterprises Ltd (Class A) (NASDAQ)	70,587
31,551	*	Charter Communications, Inc	4,997,363
29,725	*	Cinedigm Corp	46,074
45,849		Cinemark Holdings, Inc	1,619,387
16,417		Clear Channel Outdoor Holdings, Inc (Class A)	119,187
1,030,989		Comcast Corp (Class A)	57,065,241
10,034	*	Crown Media Holdings, Inc (Class A)	35,019
61,904	*	Cumulus Media, Inc (Class A)	238,949
411	*,e	Daily Journal Corp	75,069
6,234	*,e	Dex Media, Inc	48,563
188,215	*	DIRECTV	16,335,180
91,394	*	Discovery Communications, Inc (Class A)	3,230,778
91,394	*	Discovery Communications, Inc (Class C)	3,197,876
84,844	*	DISH Network Corp (Class A)	5,400,321
29,376	*,e	DreamWorks Animation SKG, Inc (Class A)	654,497
10,087	*	Entercom Communications Corp (Class A)	103,694
23,005		Entravision Communications Corp (Class A)	118,706
7,195	*	Eros International plc	132,820
12,337	*	EW Scripps Co (Class A)	236,870
87,353		Gannett Co, Inc	2,751,619
6,645	*	Global Sources Ltd	48,708
19,973	*	Gray Television, Inc	184,550
19,411		Harte-Hanks, Inc	126,366
2,790	*,e	Hemisphere Media Group, Inc	35,712
176,027		Interpublic Group of Cos, Inc	3,413,164
17,384		John Wiley & Sons, Inc (Class A)	1,015,052
17,540	*	Journal Communications, Inc (Class A)	172,067
31,578		Lamar Advertising Co (Class A)	1,631,004
20,595	*,e	Lee Enterprises, Inc	76,819
37,724	*	Liberty Media Corp	1,811,506
145

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

75,448	*	Liberty Media Corp (Class C)	$3,616,223
31,876	e	Lions Gate Entertainment Corp	1,056,052
57,519	*	Live Nation, Inc	1,495,494
5,064	*	Loral Space & Communications, Inc	387,396
24,582	*	Madison Square Garden, Inc	1,862,332
11,381	*	Martha Stewart Living Omnimedia, Inc (Class A)	49,280
24,667	*	McClatchy Co (Class A)	87,815
16,747		MDC Partners, Inc	346,663
21,543	*,e	Media General, Inc (Class A)	321,852
14,365		Meredith Corp	748,991
7,739		Morningstar, Inc	528,187
23,428		National CineMedia, Inc	372,505
11,752		New Media Investment Group, Inc	223,993
53,842		New York Times Co (Class A)	691,331
197,825	*	News Corp	3,062,331
12,268	e	Nexstar Broadcasting Group, Inc (Class A)	553,532
104,903		Omnicom Group, Inc	7,538,330
7,127	*,e	Radio One, Inc	17,746
5,007	*,e	ReachLocal, Inc	22,682
4,992	*	Reading International, Inc	49,770
32,957	e	Regal Entertainment Group (Class A)	729,998
3,944	*,e	Rentrak Corp	303,175
1,443		Saga Communications, Inc	57,864
2,491		Salem Communications	19,206
10,478		Scholastic Corp	364,739
42,095		Scripps Networks Interactive (Class A)	3,251,418
17,717	*,e	SFX Entertainment, Inc	91,065
27,216	e	Sinclair Broadcast Group, Inc (Class A)	790,625
1,097,365	*,e	Sirius XM Holdings, Inc	3,763,962
9,582	*	Sizmek, Inc	54,905
44,058	*	Starz-Liberty Capital	1,361,392
142,731		Thomson Corp	5,312,448
110,085		Time Warner Cable, Inc	16,205,613
352,106		Time Warner, Inc	27,981,864
44,147	*	Time, Inc	997,281
3,579	*	Townsquare Media, Inc	45,131
762,426		Twenty-First Century Fox, Inc	26,288,448
171,155		Viacom, Inc (Class B)	12,439,545
694,992		Walt Disney Co	63,508,369
11,367	e	World Wrestling Entertainment, Inc (Class A)	140,382
		TOTAL MEDIA	307,046,104

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.1%
641,421		AbbVie, Inc	40,704,577
31,286	*,e	Acadia Pharmaceuticals, Inc	866,622
10,244	*,e	Accelerate Diagnostics, Inc	222,500
6,455	*,e	Acceleron Pharma, Inc	238,706
9,217	*,e	AcelRx Pharmaceuticals, Inc	61,109
2,818	*	Achaogen, Inc	29,927
38,434	*,e	Achillion Pharmaceuticals, Inc	451,599
16,488	*	Acorda Therapeutics, Inc	574,112
102,488	*	Actavis plc	24,877,937
146

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

7,908	*,e	Actinium Pharmaceuticals, Inc	$55,910
1,336	*,e	Adamas Pharmaceuticals, Inc	20,347
11,809	*,e	Aegerion Pharmaceuticals, Inc	238,424
4,740	*,e	Aerie Pharmaceuticals, Inc	119,543
28,957	*,e	Affymetrix, Inc	260,903
25,516	*	Agenus, Inc	76,038
132,637		Agilent Technologies, Inc	7,332,173
5,322	*,e	Agios Pharmaceuticals, Inc	447,208
3,159	*	Akebia Therapeutics, Inc	40,941
24,866	*,e	Akorn, Inc	1,107,780
9,258	*	Albany Molecular Research, Inc	215,341
3,305	*,e	Alder Biopharmaceuticals, Inc	59,193
79,717	*	Alexion Pharmaceuticals, Inc	15,254,645
10,350	*	Alimera Sciences, Inc	58,995
57,499	*	Alkermes plc	2,906,574
120,383		Allergan, Inc	22,879,993
26,497	*,e	Alnylam Pharmaceuticals, Inc	2,457,332
8,549	*	AMAG Pharmaceuticals, Inc	282,202
305,086		Amgen, Inc	49,478,847
14,591	*,e	Ampio Pharmaceuticals, Inc	56,613
13,268	*	Anacor Pharmaceuticals, Inc	390,212
2,629	*,e	ANI Pharmaceuticals, Inc	89,281
1,946	*,e	Applied Genetic Technologies Corp	39,115
9,955	*	Aratana Therapeutics, Inc	111,496
87,816	*,e	Arena Pharmaceuticals, Inc	382,878
65,799	*,e	Ariad Pharmaceuticals, Inc	392,162
50,525	*,e	Array Biopharma, Inc	181,385
20,726	*,e	Arrowhead Research Corp	135,134
3,300	*	Auspex Pharmaceuticals Inc	89,430
19,904	*,e	Auxilium Pharmaceuticals, Inc	640,312
2,761	*,e	Avalanche Biotechnologies, Inc	99,065
68,463	*	AVANIR Pharmaceuticals, Inc	885,911
27,687	*,e	BioCryst Pharmaceuticals, Inc	324,492
20,345	*,e	BioDelivery Sciences International, Inc	354,003
95,704	*	Biogen Idec, Inc	30,728,640
57,996	*	BioMarin Pharmaceuticals, Inc	4,784,670
27,963	*,e	Bio-Path Holdings, Inc	81,652
8,265	*	Bio-Rad Laboratories, Inc (Class A)	932,457
1,559	*	Biospecifics Technologies Corp	62,547
14,706	*	Bio-Techne Corp	1,338,981
19,659	*,e	Biotime, Inc	66,644
8,780	*	Bluebird Bio, Inc	368,672
668,556		Bristol-Myers Squibb Co	38,903,274
41,957	*	Bruker BioSciences Corp	869,769
12,351	*	Cambrex Corp	260,359
2,312	*,e	Cara Therapeutics Inc	20,831
19,561	*	Catalent, Inc	509,173
323,379	*	Celgene Corp	34,630,657
35,796	*,e	Celldex Therapeutics, Inc	599,583
4,161	*,e	Cellular Dynamics International, Inc	32,331
8,826	*,e	Cempra, Inc	120,034
27,662	*,e	Cepheid, Inc	1,466,363
147

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

19,215	*	Charles River Laboratories International, Inc	$1,213,619
9,194	*,e	ChemoCentryx, Inc	51,670
10,808	*,e	Chimerix, Inc	335,480
9,865	*,e	Clovis Oncology, Inc	588,546
22,589	*,e	Corcept Therapeutics, Inc	73,414
22,811	*	Covance, Inc	1,822,599
54,062	*,e	CTI BioPharma Corp	131,911
29,945	*	Cubist Pharmaceuticals, Inc	2,164,724
14,477	*,e	Cytokinetics, Inc	53,131
25,229	*,e	Cytori Therapeutics, Inc	13,094
21,974	*,e	CytRx Corp	62,846
60,644	*,e	Dendreon Corp	59,401
26,759	*	Depomed, Inc	412,089
1,446	*,e	Dicerna Pharmaceuticals Inc	13,549
6,152	*	Durata Therapeutics, Inc	147,833
54,178	*	Dyax Corp	670,182
91,953	*,e	Dynavax Technologies Corp	150,803
802	*,e	Egalet Corp	6,023
1,511	*	Eleven Biotheraputics Inc	15,956
397,513		Eli Lilly & Co	26,367,037
11,534	*	Emergent Biosolutions, Inc	260,899
3,808	*,e	Enanta Pharmaceuticals, Inc	163,744
60,571	*,e	Endo International plc	4,053,411
14,308	*,e	Endocyte, Inc	85,633
13,923	*	Enzo Biochem, Inc	72,678
5,213	*,e	Epizyme, Inc	138,301
1,727	*,e	Esperion Thereapeutics, Inc	50,515
32,881	*,e	Exact Sciences Corp	791,446
104,055	*,e	Exelixis, Inc	176,893
6,594	*	Five Prime Therapeutics, Inc	85,986
1,915	*	Flexion Therapeutics Inc	37,515
11,238	*	Fluidigm Corp	325,902
1,296	*,m	Forest Laboratories, Inc CVR	1,231
5,651	*,e	Foundation Medicine, Inc	146,248
2,832	*,m	Furiex Pharmaceuticals, Inc	27,669
7,325	*,e	Galectin Therapeutics, Inc	39,701
47,931	*,e	Galena Biopharma, Inc	98,259
1,666	*	Genocea Biosciences Inc	14,627
7,321	*,e	Genomic Health, Inc	266,045
62,189	*,e	Geron Corp	138,681
618,037	*	Gilead Sciences, Inc	69,220,144
12,851	*	Golf Trust Of America, Inc	125,297
41,532	*,e	Halozyme Therapeutics, Inc	399,538
13,023	*	Heron Therapeutics, Inc	114,863
25,679	*,e	Horizon Pharma plc	332,286
66,499	*	Hospira, Inc	3,570,996
5,485	*	Hyperion Therapeutics, Inc	133,285
22,914	*,e	Idera Pharmaceuticals, Inc	58,431
55,941	*	Illumina, Inc	10,773,118
34,283	*,e	Immunogen, Inc	317,461
35,440	*,e	Immunomedics, Inc	139,988
27,831	*	Impax Laboratories, Inc	806,264
148

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

57,466	*	Incyte Corp	$3,853,670
19,642	*	Infinity Pharmaceuticals, Inc	267,524
24,252	*,e	Inovio Pharmaceuticals, Inc	275,503
20,107	*	Insmed, Inc	285,318
3,990	*	Insys Therapeutics, Inc	162,293
4,950	*	Intercept Pharmaceuticals, Inc	1,279,030
6,807	*,e	Intra-Cellular Therapies, Inc	105,508
14,341	*,e	Intrexon Corp	320,091
48,025	*	Ironwood Pharmaceuticals, Inc	673,311
46,795	*,e	Isis Pharmaceuticals, Inc	2,155,378
23,651	*	Jazz Pharmaceuticals plc	3,993,235
1,137,309		Johnson & Johnson	122,579,164
5,018	*,e	Karyopharm Therapeutics, Inc	206,139
36,296	*,e	Keryx Biopharmaceuticals, Inc	611,588
4,496	*,e	Kindred Biosciences Inc	41,228
3,452	*,e	Kite Pharma, Inc	127,689
6,699	*,e	KYTHERA Biopharmaceuticals, Inc	236,140
10,246	*	Lannett Co, Inc	581,153
87,144	*,e	Lexicon Pharmaceuticals, Inc	126,359
8,270	*,e	Ligand Pharmaceuticals, Inc (Class B)	457,083
15,732	*	Luminex Corp	298,908
8,023	*	MacroGenics, Inc	170,810
45,287	*	Mallinckrodt plc	4,174,556
90,579	*,e	MannKind Corp	544,380
24,938	*	Medicines Co	631,430
30,426	*	Medivation, Inc	3,216,028
1,176,199		Merck & Co, Inc	68,148,970
38,997	*,e	Merrimack Pharmaceuticals, Inc	357,602
11,842	*	Mettler-Toledo International, Inc	3,060,802
36,673	*,e	MiMedx Group, Inc	373,331
2,993	*,e	Mirati Therapeutics, Inc	50,193
18,851	*	Momenta Pharmaceuticals, Inc	205,664
148,748	*	Mylan Laboratories, Inc	7,965,455
29,826	*,e	Myriad Genetics, Inc	1,177,829
3,381	*,e	NanoString Technologies, Inc	36,008
15,109	*,e	NanoViricides, Inc	57,565
57,284	*,e	Navidea Biopharmceuticals, Inc	77,333
51,538	*	Nektar Therapeutics	710,709
9,051	*,e	NeoStem, Inc	46,432
27,511	*,e	Neuralstem, Inc	75,655
31,005	*	Neurocrine Biosciences, Inc	574,213
7,810	*,e	NewLink Genetics Corp	254,997
14,396	*,e	Northwest Biotherapeutics, Inc	75,723
95,539	*,e	Novavax, Inc	535,018
42,306	*	NPS Pharmaceuticals, Inc	1,159,184
7,823	*,e	Ohr Pharmaceutical, Inc	56,717
13,482	*,e	Omeros Corp	223,397
1,988	*,m	Omthera Pharmaceuticals, Inc	1,193
4,885	*,e	OncoMed Pharmaceuticals, Inc	101,461
27,185	*	Oncothyreon, Inc	48,933
5,421	*,e	Ophthotech Corp	226,164
78,548	*,e	Opko Health, Inc	655,876
149

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

46,442	*,e	Orexigen Therapeutics, Inc	$188,555
25,020	*,e	Organovo Holdings, Inc	163,631
7,783	*,e	Osiris Therapeutics, Inc	106,082
2,877	*	Otonomy, Inc	75,809
5,799	*,e	OvaScience, Inc	113,254
25,430	*,e	Pacific Biosciences of California, Inc	166,821
14,220	*,e	Pacira Pharmaceuticals, Inc	1,319,900
14,233	*,e	Pain Therapeutics, Inc	24,765
22,595	*	Parexel International Corp	1,227,134
64,073	e	PDL BioPharma, Inc	546,543
68,417	*,e	Peregrine Pharmaceuticals, Inc	109,467
43,144		PerkinElmer, Inc	1,873,312
52,876		Perrigo Co plc	8,536,830
2,566,599		Pfizer, Inc	76,869,640
24,753	*	Pharmacyclics, Inc	3,234,475
5,447	*	Phibro Animal Health Corp	141,186
14,722	*	Portola Pharmaceuticals, Inc	419,577
11,983		Pozen, Inc	108,686
20,589	*	Prestige Brands Holdings, Inc	729,262
30,473	*,e	Progenics Pharmaceuticals, Inc	147,185
10,667	*	Prothena Corp plc	233,927
8,904	*,e	PTC Therapeutics, Inc	363,906
9,562	*,e	Puma Biotechnology, Inc	2,396,237
92,805	*	Qiagen NV (NASDAQ)	2,177,205
22,483	*	Quintiles Transnational Holdings, Inc	1,316,155
2,813	*	Radius Health, Inc	51,787
24,544	*,e	Raptor Pharmaceutical Corp	235,868
7,411	*	Receptos, Inc	768,150
6,117	*,e	Regado Biosciences, Inc	6,239
31,860	*	Regeneron Pharmaceuticals, Inc	12,543,919
5,559	*,e	Regulus Therapeutics, Inc	110,958
6,592	*,e	Relypsa, Inc	135,597
13,091	*	Repligen Corp	330,155
9,071	*,e	Repros Therapeutics, Inc	57,510
8,303	*,e	Retrophin, Inc	80,373
3,290	*,e	Revance Therapeutics, Inc	66,326
33,185	*	Rigel Pharmaceuticals, Inc	65,706
8,812	*	Sagent Pharmaceuticals	278,812
25,244	*	Salix Pharmaceuticals Ltd	3,631,349
27,083	*,e	Sangamo Biosciences, Inc	328,788
16,235	*,e	Sarepta Therapeutics, Inc	262,520
22,166	*	Sciclone Pharmaceuticals, Inc	169,348
40,247	*,e	Seattle Genetics, Inc	1,475,857
45,275	*,e	Sequenom, Inc	148,049
26,219	*,e	Spectrum Pharmaceuticals, Inc	198,740
4,616	*,e	Stemline Therapeutics, Inc	71,040
5,921	*,e	Sucampo Pharmaceuticals, Inc (Class A)	51,039
19,689	*,e	Sunesis Pharmaceuticals, Inc	33,471
20,591	*,e	Supernus Pharmaceuticals, Inc	165,346
8,554	*,e	Synageva BioPharma Corp	647,880
37,579	*,e	Synergy Pharmaceuticals, Inc	128,896
22,494	*,e	Synta Pharmaceuticals Corp	66,582
150

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

2,393	*,e	T2 Biosystems, Inc	$38,647
7,755	*,e	TESARO, Inc	215,744
8,814	*	Tetraphase Pharmaceuticals, Inc	210,655
9,582	*,e	TG Therapeutics, Inc	105,306
42,702	*,e	TherapeuticsMD, Inc	189,597
9,312	*,e	Theravance Biopharma, Inc	170,410
32,888	*,e	Theravance, Inc	526,866
161,217		Thermo Electron Corp	18,954,283
19,914	*,e	Threshold Pharmaceuticals, Inc	58,348
2,590	*	Ultragenyx Pharmaceutical, Inc	121,756
19,121	*	United Therapeutics Corp	2,504,277
13,695	*,e	Vanda Pharmaceuticals, Inc	164,477
8,443	*,e	Verastem, Inc	80,124
2,749	*	Versartis, Inc	54,733
95,262	*	Vertex Pharmaceuticals, Inc	10,730,312
2,146	*,e	Vital Therapies, Inc	37,040
28,968	*,e	Vivus, Inc	98,202
34,397	*	Waters Corp	3,811,188
6,202	*	Xencor Inc	66,920
22,097	*,e	Xenoport, Inc	149,818
33,340	*,e	XOMA Corp	143,029
33,518	*,e	ZIOPHARM Oncology, Inc	111,280
203,145		Zoetis Inc	7,548,868
51,247	*,e	Zogenix, Inc	65,084
2,337	*,e	ZS Pharma, Inc	87,918
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	823,163,237

REAL ESTATE - 3.8%
22,590		Acadia Realty Trust	704,808
11,101		AG Mortgage Investment Trust	211,696
6,410		Agree Realty Corp	196,210
19,412		Alexander & Baldwin, Inc	777,062
945		Alexander’s, Inc	417,690
28,556		Alexandria Real Estate Equities, Inc	2,370,148
557	*,e	Altisource Asset Management Corp	300,780
5,825	*,e	Altisource Portfolio Solutions S.A.	434,894
21,827		Altisource Residential Corp	506,823
14,192		American Assets Trust,Inc	544,121
41,385		American Campus Communities, Inc	1,625,189
142,290		American Capital Agency Corp	3,235,675
20,453		American Capital Mortgage, Inc	400,674
60,879		American Homes 4 Rent	1,067,209
66,310		American Realty Capital Healthcare Trust, Inc	749,303
361,539		American Realty Capital Properties, Inc	3,206,851
12,177	*	American Residential Properties, Inc	231,363
160,070		American Tower Corp	15,606,825
7,646		AmREIT, Inc (Class B)	188,397
386,219		Annaly Capital Management, Inc	4,406,759
50,785		Anworth Mortgage Asset Corp	263,574
58,223		Apartment Investment & Management Co (Class A)	2,083,801
18,249		Apollo Commercial Real Estate Finance, Inc	300,014
11,615		Ares Commercial Real Estate Corp	141,238
151

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

7,976		Armada Hoffler Properties, Inc	$74,815
141,470		ARMOUR Residential REIT, Inc	560,221
10,029		Ashford Hospitality Prime, Inc	173,803
27,183		Ashford Hospitality Trust, Inc	307,168
20,730		Associated Estates Realty Corp	404,857
4,648	*	AV Homes, Inc	69,673
51,716		AvalonBay Communities, Inc	8,059,421
7,845		Aviv REIT, Inc	264,612
76,341		BioMed Realty Trust, Inc	1,658,126
61,985		Boston Properties, Inc	7,856,599
60,718		Brandywine Realty Trust	936,879
19,145		Brixmor Property Group, Inc	466,372
34,005		Camden Property Trust	2,607,163
25,940		Campus Crest Communities, Inc	164,460
43,968		Capstead Mortgage Corp	558,833
7,818	*	CareTrust REIT, Inc	121,414
5,253		CatchMark Timber Trust Inc	61,460
67,518		CBL & Associates Properties, Inc	1,291,619
114,300	*	CBRE Group, Inc	3,657,600
49,144	*	CBS Outdoor Americas, Inc	1,495,452
31,506		Cedar Shopping Centers, Inc	216,761
94,917		Chambers Street Properties	779,269
10,309		Chatham Lodging Trust	264,117
19,826		Chesapeake Lodging Trust	655,051
431,327		Chimera Investment Corp	1,345,740
42,974		Colony Financial, Inc	957,461
49,621		Columbia Property Trust, Inc	1,251,938
1,735		Consolidated-Tomoka Land Co	90,550
8,139		Coresite Realty	301,306
34,732		Corporate Office Properties Trust	949,573
78,762		Cousins Properties, Inc	1,024,694
135,461		Crown Castle International Corp	10,582,213
56,486		CubeSmart	1,189,030
13,162		CyrusOne, Inc	359,454
76,472		CYS Investments, Inc	682,895
131,559		DCT Industrial Trust, Inc	1,127,461
119,851		DDR Corp	2,174,097
77,180		DiamondRock Hospitality Co	1,107,533
55,043		Digital Realty Trust, Inc	3,797,417
57,202		Douglas Emmett, Inc	1,609,092
131,000		Duke Realty Corp	2,483,760
24,919		DuPont Fabros Technology, Inc	771,741
21,154		Dynex Capital, Inc	178,117
12,644		EastGroup Properties, Inc	870,666
57,231		Education Realty Trust, Inc	644,421
35,421		Empire State Realty Trust, Inc	565,319
22,634		Entertainment Properties Trust	1,269,767
51,579		Equity Commonwealth	1,377,675
33,388		Equity Lifestyle Properties, Inc	1,639,351
24,495		Equity One, Inc	587,880
145,925		Equity Residential	10,150,543
25,280		Essex Property Trust, Inc	5,100,493
152

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

19,599		Excel Trust, Inc	$254,787
46,182		Extra Space Storage, Inc	2,685,945
27,296		Federal Realty Investment Trust	3,597,613
49,558		FelCor Lodging Trust, Inc	531,757
43,668		First Industrial Realty Trust, Inc	852,836
23,269		First Potomac Realty Trust	290,862
63,074	*	Forest City Enterprises, Inc (Class A)	1,317,616
16,040	*	Forestar Real Estate Group, Inc	279,898
36,242		Franklin Street Properties Corp	434,542
33,589		Gaming and Leisure Properties, Inc	1,049,656
226,948		General Growth Properties, Inc	5,880,223
28,661		Geo Group, Inc	1,144,720
11,101		Getty Realty Corp	206,590
6,437		Gladstone Commercial Corp	116,510
57,559		Glimcher Realty Trust	790,285
27,818		Government Properties Income Trust	634,807
46,232		Gramercy Property Trust, Inc	288,950
8,462		Hannon Armstrong Sustainable Infrastructure Capital, Inc	118,299
36,991		Hatteras Financial Corp	704,309
185,413		HCP, Inc	8,152,610
125,542		Health Care REIT, Inc	8,927,292
38,926		Healthcare Realty Trust, Inc	1,030,371
93,175		Healthcare Trust of America, Inc	1,196,367
79,845		Hersha Hospitality Trust	582,070
35,946		Highwoods Properties, Inc	1,541,005
22,770		Home Properties, Inc	1,464,339
59,666		Hospitality Properties Trust	1,766,710
307,507		Host Marriott Corp	7,167,988
15,589	*	Howard Hughes Corp	2,297,507
21,270		Hudson Pacific Properties	580,884
34,121		Inland Real Estate Corp	362,024
53,272		Invesco Mortgage Capital, Inc	881,119
42,506		Investors Real Estate Trust	357,050
68,052		Iron Mountain, Inc	2,454,636
33,522	*	iStar Financial, Inc	475,677
17,746		Jones Lang LaSalle, Inc	2,399,437
27,458	e	Kennedy-Wilson Holdings, Inc	743,837
32,374		Kilroy Realty Corp	2,193,015
165,562		Kimco Realty Corp	4,130,772
12,690		Kite Realty Group Trust	328,544
41,363		LaSalle Hotel Properties	1,621,843
80,750		Lexington Corporate Properties Trust	885,020
58,847		Liberty Property Trust	2,046,110
14,173		LTC Properties, Inc	594,416
56,977		Macerich Co	4,016,878
35,378		Mack-Cali Realty Corp	662,630
67,395		Medical Properties Trust, Inc	909,159
154,531		MFA Mortgage Investments, Inc	1,294,970
29,938		Mid-America Apartment Communities, Inc	2,115,419
21,852		Monmouth Real Estate Investment Corp (Class A)	244,742
13,217		National Health Investors, Inc	871,132
49,529		National Retail Properties, Inc	1,888,045
153

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

56,385		New Residential Investment Corp	$698,046
36,579		New York Mortgage Trust, Inc	285,682
67,407		New York REIT, Inc	756,307
86,688		NorthStar Realty Finance Corp	1,610,663
50,100		Omega Healthcare Investors, Inc	1,911,816
4,657		One Liberty Properties, Inc	106,599
4,380		Owens Realty Mortgage, Inc	65,481
31,908		Parkway Properties, Inc	639,755
25,300		Pebblebrook Hotel Trust	1,077,780
27,385		Pennsylvania REIT	586,861
36,240		Pennymac Mortgage Investment Trust	782,422
19,091		Physicians Realty Trust	292,856
62,958		Piedmont Office Realty Trust, Inc	1,224,533
71,613		Plum Creek Timber Co, Inc	2,936,849
21,589		Post Properties, Inc	1,207,689
17,050		Potlatch Corp	750,029
198,841		Prologis, Inc	8,281,728
7,705		PS Business Parks, Inc	648,915
58,160		Public Storage, Inc	10,721,214
4,875		QTS Realty Trust, Inc	171,697
32,670		RAIT Investment Trust	239,471
26,250		Ramco-Gershenson Properties	458,850
50,633		Rayonier, Inc	1,694,686
4,400	e	Re/Max Holdings, Inc	140,800
59,750	*	Realogy Holdings Corp	2,450,347
88,117		Realty Income Corp	4,056,025
33,082		Redwood Trust, Inc	621,611
37,187		Regency Centers Corp	2,257,251
45,907		Resource Capital Corp	242,848
36,120		Retail Opportunities Investment Corp	590,201
94,240		Retail Properties of America, Inc	1,478,626
18,500		Rexford Industrial Realty, Inc	285,825
52,337		RLJ Lodging Trust	1,686,298
14,383		Rouse Properties, Inc	261,914
16,871		Ryman Hospitality Properties	832,584
18,423		Sabra Healthcare REIT, Inc	526,345
3,901		Saul Centers, Inc	214,360
14,541		Select Income REIT	356,400
81,093		Senior Housing Properties Trust	1,831,891
14,331		Silver Bay Realty Trust Corp	242,624
125,690		Simon Property Group, Inc	22,524,905
38,743		SL Green Realty Corp	4,482,565
13,682		Sovran Self Storage, Inc	1,164,201
158,415		Spirit Realty Capital, Inc	1,885,138
25,316	*,e	St. Joe Co	484,801
19,054		STAG Industrial, Inc	464,918
87,312		Starwood Property Trust, Inc	1,969,759
14,914		Starwood Waypoint Residential Trust	390,449
98,176	*	Strategic Hotels & Resorts, Inc	1,261,562
34,370		Summit Hotel Properties, Inc	400,067
19,286		Sun Communities, Inc	1,118,009
82,255		Sunstone Hotel Investors, Inc	1,259,324
154

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

36,355		Tanger Factory Outlet Centers, Inc	$1,300,418
25,173		Taubman Centers, Inc	1,914,407
5,192	*	Tejon Ranch Co	156,695
11,848		Terreno Realty Corp	249,519
7,936		Trade Street Residential, Inc	54,758
145,259		Two Harbors Investment Corp	1,471,474
102,113		UDR, Inc	3,086,876
7,871		UMH Properties, Inc	79,497
4,803		Universal Health Realty Income Trust	232,705
11,670		Urstadt Biddle Properties, Inc (Class A)	252,422
119,641		Ventas, Inc	8,196,605
75,943		Vornado Realty Trust	8,314,240
61,906		Washington Prime Group, Inc	1,091,403
31,992		Washington REIT	904,094
48,612		Weingarten Realty Investors	1,762,185
10,756		Western Asset Mortgage Capital Corp	161,555
215,850		Weyerhaeuser Co	7,308,681
9,142		Whitestone REIT	137,130
39,480		WP Carey, Inc	2,673,586
		TOTAL REAL ESTATE	346,210,686

RETAILING - 4.2%
9,268	*	1-800-FLOWERS.COM, Inc (Class A)	74,422
25,910		Aaron’s, Inc	641,532
28,941	e	Abercrombie & Fitch Co (Class A)	968,945
29,039		Advance Auto Parts, Inc	4,267,571
29,079	*,e	Aeropostale, Inc	87,528
151,310	*	Amazon.com, Inc	46,219,152
82,186	e	American Eagle Outfitters, Inc	1,057,734
3,169	*	America’s Car-Mart, Inc	145,711
18,654	*	Ann Taylor Stores Corp	716,127
12,502	*	Asbury Automotive Group, Inc	875,640
50,758	*	Ascena Retail Group, Inc	631,937
7,775	*	Audiovox Corp (Class A)	66,321
28,569	*	Autonation, Inc	1,635,861
12,975	*	AutoZone, Inc	7,181,922
16,408	*	Barnes & Noble, Inc	358,023
13,146		Bebe Stores, Inc	30,104
81,506	*	Bed Bath & Beyond, Inc	5,488,614
114,047		Best Buy Co, Inc	3,893,565
7,055		Big 5 Sporting Goods Corp	86,847
24,679		Big Lots, Inc	1,126,596
5,139	*	Blue Nile, Inc	182,434
12,823	e	Bon-Ton Stores, Inc	112,971
17,331		Brown Shoe Co, Inc	460,831
12,554	e	Buckle, Inc	619,289
4,615	*	Build-A-Bear Workshop, Inc	78,224
11,385	*	Burlington Stores, Inc	477,487
19,837	*,e	Cabela’s, Inc	952,573
87,760	*,e	Carmax, Inc	4,906,662
10,463		Cato Corp (Class A)	373,215
60,996		Chico’s FAS, Inc	919,820
155

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

8,856		Children’s Place Retail Stores, Inc	$436,158
14,714	*	Christopher & Banks Corp	96,082
6,249	*	Citi Trends, Inc	141,540
12,696	*,e	Conn’s, Inc	394,973
6,884	*,e	Container Store Group, Inc	126,941
9,586		Core-Mark Holding Co, Inc	556,276
4,670	*,e	Coupons.com, Inc	65,006
30,070		CST Brands, Inc	1,150,177
5,544		Destination Maternity Corp	83,049
14,776	*	Destination XL Group, Inc	77,426
38,461		Dick’s Sporting Goods, Inc	1,744,976
10,839		Dillard’s, Inc (Class A)	1,146,333
123,389	*	Dollar General Corp	7,732,789
82,821	*	Dollar Tree, Inc	5,016,468
32,017		DSW, Inc (Class A)	949,304
41,140		Expedia, Inc	3,495,666
37,955	*	Express Parent LLC	568,186
39,203		Family Dollar Stores, Inc	3,069,203
21,663		Finish Line, Inc (Class A)	573,420
21,612	*,e	Five Below, Inc	861,670
58,051		Foot Locker, Inc	3,251,436
16,847	*	Francesca’s Holdings Corp	200,648
15,555		Fred’s, Inc (Class A)	244,213
7,507	*	FTD Cos, Inc	264,096
6,156	*	Gaiam, Inc (Class A)	46,601
45,571	e	GameStop Corp (Class A)	1,948,616
105,187		Gap, Inc	3,985,535
9,519	*	Genesco, Inc	730,012
61,884		Genuine Parts Co	6,007,699
36,262		GNC Holdings, Inc	1,507,411
9,395		Group 1 Automotive, Inc	802,615
191,369	*,e	Groupon, Inc	1,398,907
24,348		Guess?, Inc	539,795
7,966		Haverty Furniture Cos, Inc	175,332
4,857	*,e	HHgregg, Inc	25,159
10,580	*,e	Hibbett Sports, Inc	480,226
549,442		Home Depot, Inc	53,581,584
37,245	*	HomeAway, Inc	1,299,850
13,393		HSN, Inc	884,875
124,310	*,e	JC Penney Co, Inc	945,999
5,901	*	Kirkland’s, Inc	105,038
84,216		Kohl’s Corp	4,566,191
95,926		L Brands, Inc	6,918,183
6,611	*,e	Lands’ End, Inc	313,824
197,536	*	Liberty Interactive Corp	5,163,591
29,909	*	Liberty TripAdvisor Holdings, Inc	944,526
57,992	*	Liberty Ventures	2,035,519
9,046		Lithia Motors, Inc (Class A)	702,150
120,174	*	LKQ Corp	3,433,371
407,984		Lowe’s Companies, Inc	23,336,685
10,988	*,e	Lumber Liquidators, Inc	590,825
144,876		Macy’s, Inc	8,376,730
156

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

9,957	*	MarineMax, Inc	$190,876
7,087	*,e	Mattress Firm Holding Corp	447,828
19,844		Men’s Wearhouse, Inc	933,263
11,145	*	Michaels Cos, Inc	203,731
12,627		Monro Muffler, Inc	674,787
18,657	*	Murphy USA, Inc	1,069,046
24,004	*	NetFlix, Inc	9,428,051
10,555	*	New York & Co, Inc	34,515
55,201		Nordstrom, Inc	4,008,145
11,300		Nutri/System, Inc	190,292
212,330	*	Office Depot, Inc	1,108,363
20,186	*	Orbitz Worldwide, Inc	166,938
42,429	*	O’Reilly Automotive, Inc	7,462,413
8,166	*,e	Outerwall, Inc	516,663
4,892	*,e	Overstock.com, Inc	113,103
17,800	*	Pacific Sunwear Of California, Inc	27,056
18,385		Penske Auto Group, Inc	831,737
20,968	*	PEP Boys - Manny Moe & Jack	199,825
8,830	e	PetMed Express, Inc	116,644
39,614		Petsmart, Inc	2,866,073
37,408		Pier 1 Imports, Inc	482,563
20,620	*	Priceline.com, Inc	24,872,050
21,148		Rent-A-Center, Inc	654,954
12,363	*,e	Restoration Hardware Holdings, Inc	992,996
12,399	*,e	RetailMeNot, Inc	261,123
84,478		Ross Stores, Inc	6,819,064
64,473	*	Sally Beauty Holdings, Inc	1,889,704
10,704	*,e	Sears Holdings Corp	373,784
4,623	*,e	Sears Hometown and Outlet Stores, Inc	69,530
21,733	*	Select Comfort Corp	558,321
5,922		Shoe Carnival, Inc	108,965
15,240	*	Shutterfly, Inc	637,489
32,641		Signet Jewelers Ltd	3,917,246
15,819		Sonic Automotive, Inc (Class A)	393,735
3,417	*,e	Sportsman’s Warehouse Holdings, Inc	23,885
12,585		Stage Stores, Inc	212,309
257,676		Staples, Inc	3,267,332
11,572		Stein Mart, Inc	154,833
4,288	*	Systemax, Inc	65,606
252,129		Target Corp	15,586,615
44,852		Tiffany & Co	4,311,174
11,191	*,e	Tile Shop Holdings, Inc	96,354
4,219	*	Tilly’s, Inc	30,039
278,583		TJX Companies, Inc	17,639,876
55,604		Tractor Supply Co	4,071,325
44,727	*	TripAdvisor, Inc	3,965,496
17,397	*	Tuesday Morning Corp	354,725
25,612	*	Ulta Salon Cosmetics & Fragrance, Inc	3,094,186
42,110	*	Urban Outfitters, Inc	1,278,460
17,334	*	Valuevision International, Inc (Class A)	98,110
12,117	*	Vitamin Shoppe, Inc	568,651
6,804	*	West Marine, Inc	66,951
157

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

37,585		Williams-Sonoma, Inc	$2,444,153
892		Winmark Corp	73,394
5,208	*,e	zulily, Inc	189,467
8,244	*	Zumiez, Inc	275,185
		TOTAL RETAILING	378,219,542

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
15,709	*	Advanced Energy Industries, Inc	310,724
273,185	*,e	Advanced Micro Devices, Inc	764,918
7,533	*	Alpha & Omega Semiconductor Ltd	69,831
124,674		Altera Corp	4,285,045
11,341	*,e	Ambarella, Inc	502,293
39,862	*	Amkor Technology, Inc	270,264
126,623		Analog Devices, Inc	6,283,033
493,226		Applied Materials, Inc	10,895,362
31,397	*	Applied Micro Circuits Corp	203,139
167,509	*	Atmel Corp	1,242,917
5,463	*,e	Audience, Inc	20,377
100,865		Avago Technologies Ltd	8,699,606
44,358	*	Axcelis Technologies, Inc	96,700
212,946		Broadcom Corp (Class A)	8,918,178
26,047		Brooks Automation, Inc	321,160
9,662	*	Cabot Microelectronics Corp	465,998
4,818	*	Cascade Microtech, Inc	51,745
21,203	*	Cavium Networks, Inc	1,087,926
8,650	*	Ceva, Inc	140,995
24,698	*	Cirrus Logic, Inc	476,671
9,419		Cohu, Inc	96,074
48,381	*,e	Cree, Inc	1,523,034
71,752	e	Cypress Semiconductor Corp	711,062
14,527	*	Diodes, Inc	375,232
9,301	*	DSP Group, Inc	90,127
55,661	*	Entegris, Inc	755,876
36,366	*	Entropic Communications, Inc	90,915
15,727	*	Exar Corp	150,193
48,686	*	Fairchild Semiconductor International, Inc	747,330
29,004	*	First Solar, Inc	1,708,336
21,843	*	Formfactor, Inc	174,089
41,686	*,e	Freescale Semiconductor Holdings Ltd	829,135
12,340	*	Inphi Corp	191,023
52,621	*	Integrated Device Technology, Inc	863,511
11,931		Integrated Silicon Solution, Inc	162,023
2,003,581		Intel Corp	68,141,790
27,685	*	International Rectifier Corp	1,101,032
51,271		Intersil Corp (Class A)	681,392
9,988		IXYS Corp	116,560
65,785		Kla-Tencor Corp	5,206,883
26,291	*	Kopin Corp	99,906
64,111		Lam Research Corp	4,991,682
46,871	*	Lattice Semiconductor Corp	314,504
95,755		Linear Technology Corp	4,102,144
4,644	*	MA-COM Technology Solutions	102,122
158

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

159,968		Marvell Technology Group Ltd	$2,149,970
112,426		Maxim Integrated Products, Inc	3,298,579
11,428	*,e	MaxLinear, Inc	81,025
17,514		Micrel, Inc	212,620
79,651	e	Microchip Technology, Inc	3,433,755
427,730	*	Micron Technology, Inc	14,153,586
37,763	*	Microsemi Corp	984,481
21,340		MKS Instruments, Inc	776,776
15,405		Monolithic Power Systems, Inc	680,747
9,714	*	Nanometrics, Inc	131,528
1,929	*	NVE Corp	138,271
222,117		Nvidia Corp	4,340,166
21,300	*	Omnivision Technologies, Inc	570,414
175,897	*	ON Semiconductor Corp	1,458,186
12,269	*	PDF Solutions, Inc	159,129
11,233	*	Peregrine Semiconductor Corp	139,626
9,022	*	Pericom Semiconductor Corp	98,610
23,544	*	Photronics, Inc	211,661
77,701	*	PMC - Sierra, Inc	605,291
12,028		Power Integrations, Inc	605,730
21,183	*,e	QuickLogic Corp	61,007
47,933	*	Rambus, Inc	548,833
113,912	*,e	RF Micro Devices, Inc	1,481,995
10,334	*,e	Rubicon Technology, Inc	45,780
12,643	*	Rudolph Technologies, Inc	111,006
26,681	*	Semtech Corp	677,164
29,865	*	Silicon Image, Inc	160,076
17,296	*	Silicon Laboratories, Inc	788,525
75,393		Skyworks Solutions, Inc	4,390,888
22,306	*	Spansion, Inc	459,057
106,435	*	SunEdison, Inc	2,076,547
18,113	*,e	SunPower Corp	576,718
79,878		Teradyne, Inc	1,469,755
20,925		Tessera Technologies, Inc	635,911
435,905		Texas Instruments, Inc	21,647,042
68,350	*	Triquint Semiconductor, Inc	1,478,410
11,782	*	Ultra Clean Holdings	103,446
11,090	*	Ultratech, Inc	212,152
15,690	*,e	Veeco Instruments, Inc	564,683
20,116	*	Vitesse Semiconductor Corp	70,004
19,456	*	Xcerra Corp	165,181
106,718		Xilinx, Inc	4,746,817
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	215,134,005

SOFTWARE & SERVICES - 10.2%
4,685	*	A10 Networks, Inc	20,614
256,090		Accenture plc	20,774,021
45,090	*	ACI Worldwide, Inc	867,532
197,091		Activision Blizzard, Inc	3,931,965
18,969	*	Actuate Corp	81,377
30,778	*	Acxiom Corp	579,858
200,445	*	Adobe Systems, Inc	14,055,203
159

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

20,277		Advent Software, Inc	$700,773
3,991	*,e	Aerohive Networks, Inc	19,955
71,821	*	Akamai Technologies, Inc	4,330,806
22,252	*	Alliance Data Systems Corp	6,305,104
3,462	*,e	Amber Road, Inc	46,218
63,707		Amdocs Ltd	3,028,631
9,809		American Software, Inc (Class A)	94,755
17,713	*,e	Angie’s List, Inc	123,460
37,142	*	Ansys, Inc	2,917,876
31,853	*	AOL, Inc	1,386,561
36,651	*	Aspen Technology, Inc	1,353,521
90,529	*	Autodesk, Inc	5,209,039
193,740		Automatic Data Processing, Inc	15,844,057
12,884	*	AVG Technologies NV	230,881
26,722	*,e	Bankrate, Inc	290,201
3,114	*	Barracuda Networks, Inc	100,115
19,910	*,e	Bazaarvoice, Inc	148,329
1,900	*,e	Benefitfocus, Inc	52,649
18,275		Blackbaud, Inc	813,237
20,985	*,e	Blackhawk Network Holdings, Inc	725,242
16,823	*	Blucora, Inc	285,150
29,189		Booz Allen Hamilton Holding Co	769,130
2,523	*,e	Borderfree, Inc	27,652
15,474	*	Bottomline Technologies, Inc	388,243
12,621	*	Brightcove, Inc	80,901
48,345		Broadridge Financial Solutions, Inc	2,123,796
11,032	*	BroadSoft, Inc	252,633
128,230		CA, Inc	3,726,364
9,222	*	CACI International, Inc (Class A)	758,878
115,130	*	Cadence Design Systems, Inc	2,066,583
18,327	*	Callidus Software, Inc	258,227
7,045	*	Carbonite, Inc	77,072
17,521	*	Cardtronics, Inc	672,631
3,739	*,e	Care.com, Inc	31,034
4,627		Cass Information Systems, Inc	219,968
64,580	*	CDK Global, Inc	2,169,888
8,307	*,e	ChannelAdvisor Corp	115,384
30,571	*	Ciber, Inc	99,967
66,662	*	Citrix Systems, Inc	4,281,700
245,434	*	Cognizant Technology Solutions Corp (Class A)	11,989,451
18,720	*	Commvault Systems, Inc	830,045
57,639		Computer Sciences Corp	3,481,396
6,003	e	Computer Task Group, Inc	52,826
87,803		Compuware Corp	891,200
13,742	*	comScore, Inc	579,088
9,182	*	Comverse, Inc	200,168
18,978	*,e	Concur Technologies, Inc	2,435,257
12,466	*	Constant Contact, Inc	440,798
40,661		Convergys Corp	820,132
28,082	*	Conversant, Inc	989,890
21,121	*	Cornerstone OnDemand, Inc	766,059
12,931	*	CoStar Group, Inc	2,083,055
160

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

15,767	*,e	Covisint Corp	$45,567
13,500		CSG Systems International, Inc	357,885
7,221	*,e	Cvent, Inc	187,313
10,812	*,e	Cyan, Inc	34,058
7,890	*	Datalink Corp	99,808
21,240	*	DealerTrack Holdings, Inc	999,342
3,291	*	Demand Media, Inc	23,169
11,992	*,e	Demandware, Inc	718,920
15,774	*	Dice Holdings, Inc	157,267
13,396	*	Digital River, Inc	342,536
2,622		DMRC Corp	76,012
12,026		DST Systems, Inc	1,158,705
9,188	*,e	E2open, Inc	53,658
40,115		EarthLink Holdings Corp	143,612
512,196	*	eBay, Inc	26,890,290
11,888	e	Ebix, Inc	175,348
125,133	*	Electronic Arts, Inc	5,126,699
10,641	*,e	Ellie Mae, Inc	408,402
12,110	*,e	Endurance International Group Holdings, Inc	201,268
10,543	*	EnerNOC, Inc	155,720
13,583	*	Envestnet, Inc	603,357
14,013	*	EPAM Systems, Inc	668,981
12,174		EPIQ Systems, Inc	195,271
1,860	*	ePlus, Inc	113,590
21,351		Equinix, Inc	4,460,224
20,267	*	Euronet Worldwide, Inc	1,087,730
26,096		EVERTEC, Inc	592,379
2,787	*,e	Everyday Health, Inc	38,098
12,942	*	ExlService Holdings, Inc	362,247
794,757	*	Facebook, Inc	59,598,828
16,946	e	Factset Research Systems, Inc	2,227,382
13,745		Fair Isaac Corp	856,313
116,300		Fidelity National Information Services, Inc	6,790,757
34,214	*,e	FireEye, Inc	1,162,934
36,630	*	First American Corp	1,149,083
100,383	*	Fiserv, Inc	6,974,611
5,007	*,e	Five9, Inc	22,031
33,590	*	FleetCor Technologies, Inc	5,057,310
14,959	*,e	FleetMatics Group plc	555,577
5,122		Forrester Research, Inc	206,314
54,561	*	Fortinet, Inc	1,421,314
36,099	*	Gartner, Inc	2,913,550
63,720	*	Genpact Ltd	1,118,286
3,514	*,m	Gerber Scientific, Inc	0
9,789	*,e	Gigamon, Inc	146,248
26,600	*	Global Cash Access, Inc	193,914
14,926	*,e	Global Eagle Entertainment, Inc	182,545
27,942		Global Payments, Inc	2,249,331
36,613	*,e	Glu Mobile, Inc	141,692
22,346	*,e	Gogo, Inc	371,167
114,298	*	Google, Inc	63,901,726
112,943	*	Google, Inc (Class A)	64,136,941
161

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

3,664	*,e	GrubHub, Inc	$133,223
5,227	*	GTT Communications, Inc	67,846
7,393	*,e	Guidance Software, Inc	49,755
26,956	*	Guidewire Software, Inc	1,346,183
10,211		Hackett Group, Inc	71,579
14,021		Heartland Payment Systems, Inc	724,185
28,527	*	Higher One Holdings, Inc	73,314
29,546		IAC/InterActiveCorp	1,999,969
14,665	*	iGate Corp	543,338
9,015	*,e	Imperva, Inc	369,345
21,929	*	Infoblox, Inc	353,934
43,679	*	Informatica Corp	1,557,593
13,542	*	Information Services Group, Inc	57,283
6,621	*,e	Interactive Intelligence, Inc	319,529
22,093	*	Internap Network Services Corp	176,965
380,600		International Business Machines Corp	62,570,640
114,258		Intuit, Inc	10,055,847
18,949	e	j2 Global, Inc	1,024,951
34,284		Jack Henry & Associates, Inc	2,050,869
16,776	*	Jive Software, Inc	102,501
9,164	*	Knot, Inc	116,658
29,597	*,e	Kofax Ltd	187,941
25,548		Leidos Holdings, Inc	934,290
31,019	*	Limelight Networks, Inc	75,686
41,482	*	LinkedIn Corp	9,497,719
25,980	*	Lionbridge Technologies	125,483
10,535	*,e	Liquidity Services, Inc	134,637
21,292	*	Liveperson, Inc	306,605
9,652	*	LogMeIn, Inc	463,779
3,064	*,e	Luxoft Holding, Inc	122,529
6,820	*,e	magicJack VocalTec Ltd	63,426
30,535	*	Manhattan Associates, Inc	1,224,759
9,410		Mantech International Corp (Class A)	264,986
13,195		Marchex, Inc (Class B)	50,537
10,794	*	Marin Software, Inc	96,606
10,225	*,e	Marketo, Inc	329,961
405,912		Mastercard, Inc (Class A)	33,995,130
4,099	*,e	Mavenir Systems, Inc	50,254
27,274		MAXIMUS, Inc	1,321,698
38,559		Mentor Graphics Corp	817,065
3,319,732		Microsoft Corp	155,861,417
3,605	*	MicroStrategy, Inc (Class A)	579,972
29,421	*,e	Millennial Media, Inc	60,313
7,608	*	Model N, Inc	74,178
14,497	*,e	ModusLink Global Solutions, Inc	50,739
11,761	*	MoneyGram International, Inc	101,145
15,829		Monotype Imaging Holdings, Inc	452,868
38,282	*	Monster Worldwide, Inc	147,769
15,248	*	Move, Inc	319,446
14,753	*	Netscout Systems, Inc	543,796
16,471	*,e	NetSuite, Inc	1,789,739
24,084	*,e	NeuStar, Inc (Class A)	636,058
162

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

26,129		NIC, Inc	$481,557
104,441	*	Nuance Communications, Inc	1,611,525
3,016	*,e	OPOWER, Inc	54,771
1,322,920		Oracle Corp	51,660,026
81,695	*	Pandora Media, Inc	1,575,080
3,781	*,e	Park City Group, Inc	31,836
130,892		Paychex, Inc	6,144,070
2,354	*	Paycom Software, Inc	41,783
14,018		Pegasystems, Inc	303,770
13,586	*	Perficient, Inc	225,256
12,240	*	PRG-Schultz International, Inc	64,750
21,127	*	Progress Software Corp	547,189
14,689	*,e	Proofpoint, Inc	646,904
9,486	*	PROS Holdings, Inc	265,418
47,152	*	PTC, Inc	1,798,849
3,963	*,e	Q2 Holdings, Inc	59,802
2,489		QAD, Inc (Class A)	53,538
35,476	*	QLIK Technologies, Inc	1,005,745
8,045	*	Qualys, Inc	258,084
13,828	*	QuinStreet, Inc	56,003
49,250	*	Rackspace Hosting, Inc	1,889,230
10,019	*,e	Rally Software Development Corp	102,394
9,129	*	RealNetworks, Inc	62,990
20,747	*,e	RealPage, Inc	412,243
77,106	*	Red Hat, Inc	4,543,086
3,209		Reis, Inc	75,091
3,291	*	Rightside Group Ltd	31,166
7,220	*,e	Rocket Fuel, Inc	112,776
8,026	*	Rosetta Stone, Inc	76,809
37,512	*	Rovi Corp	783,251
3,008	*,e	Rubicon Project, Inc	34,472
17,425		Sabre Corp	299,710
248,806	*	Salesforce.com, Inc	15,921,096
9,731	*	Sapiens International Corp NV	77,070
45,526	*	Sapient Corp	788,510
16,805		Science Applications International Corp	821,933
11,070	*	Sciquest, Inc	165,054
13,463	*	Seachange International, Inc	91,010
57,165	*	ServiceNow, Inc	3,883,218
26,981	*,e	ServiceSource International LLC	103,067
5,973	*,e	Shutterstock, Inc	464,460
13,980	*,e	Silver Spring Networks, Inc	133,928
26,239	*	SolarWinds, Inc	1,247,664
27,434		Solera Holdings, Inc	1,425,196
47,005	*	Splunk, Inc	3,106,090
6,421	*	SPS Commerce, Inc	374,344
27,006	*	SS&C Technologies Holdings, Inc	1,304,930
5,602	*	Stamps.com, Inc	206,714
15,251	*	Sykes Enterprises, Inc	328,507
279,636		Symantec Corp	6,940,566
13,984	*	Synchronoss Technologies, Inc	722,553
62,003	*	Synopsys, Inc	2,540,883
163

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

6,330	*	Syntel, Inc	$548,241
15,391	*	TA Indigo Holding Corp	132,978
15,011	*	Tableau Software, Inc	1,239,758
38,339	*	Take-Two Interactive Software, Inc	1,014,067
15,467	*	Tangoe, Inc	226,901
16,987	*	TeleCommunication Systems, Inc (Class A)	48,923
10,125	*	TeleNav, Inc	73,102
7,285	*	TeleTech Holdings, Inc	188,026
64,637	*	Teradata Corp	2,735,438
7,569	*,e	Textura Corp	201,638
64,535	*	TIBCO Software, Inc	1,508,183
45,995	*	TiVo, Inc	600,235
66,358		Total System Services, Inc	2,242,237
4,367	*	Travelzoo, Inc	57,164
13,220	*,e	Tremor Video, Inc	31,067
3,307	*,e	TrueCar, Inc	55,558
14,778	*,e	Trulia, Inc	689,394
190,621	*	Twitter, Inc	7,905,053
13,128	*	Tyler Technologies, Inc	1,469,286
11,301	*	Ultimate Software Group, Inc	1,700,913
20,494	*	Unisys Corp	525,466
38,963	*	Unwired Planet, Inc	60,393
50,985	*	Vantiv, Inc	1,576,456
2,125	*,e	Varonis Systems, Inc	41,395
11,802	*	Vasco Data Security International	298,827
44,242	*	VeriFone Systems, Inc	1,648,457
24,061	*	Verint Systems, Inc	1,383,267
49,074	*,e	VeriSign, Inc	2,932,662
16,673	*,e	VirnetX Holding Corp	97,870
10,239	*	Virtusa Corp	419,594
202,017		Visa, Inc (Class A)	48,772,964
13,744	*,e	VistaPrint Ltd	918,924
36,448	*	VMware, Inc (Class A)	3,045,959
27,962	*,e	Vringo, Inc	28,801
15,179	*,e	WebMD Health Corp (Class A)	647,840
20,610	*	Website Pros, Inc	423,123
222,867	e	Western Union Co	3,779,824
15,388	*	WEX, Inc	1,747,461
5,611	*,e	Wix.com Ltd	95,331
37,273	*	Workday, Inc	3,558,826
464,311		Xerox Corp	6,166,050
12,453	*,e	Xoom Corp	188,040
407,364	*	Yahoo!, Inc	18,759,112
20,190	*,e	Yelp, Inc	1,211,400
7,470	*,e	YuMe, Inc	37,275
4,002	*,e	Zendesk, Inc	104,052
12,357	*,e	Zillow, Inc	1,343,577
23,238	*	Zix Corp	76,685
288,329	*	Zynga, Inc	735,239
		TOTAL SOFTWARE & SERVICES	928,546,893
164

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

TECHNOLOGY HARDWARE & EQUIPMENT - 6.0%
44,573	*,e	3D Systems Corp	$1,684,859
22,562		Adtran, Inc	478,540
5,601	*	Agilysys, Inc	63,291
5,160	e	Alliance Fiber Optic Products, Inc	66,616
126,550		Amphenol Corp (Class A)	6,400,899
11,053		Anixter International, Inc	941,384
2,422,125		Apple, Inc	261,589,500
5,899	*	Applied Optoelectronics, Inc	95,210
1,971	*,e	Arista Networks, Inc	160,144
50,088	*	ARRIS Group, Inc	1,503,642
39,589	*	Arrow Electronics, Inc	2,251,031
44,947	*	Aruba Networks, Inc	969,956
54,561		Avnet, Inc	2,359,763
21,648		AVX Corp	312,597
5,631		Badger Meter, Inc	320,517
4,074		Bel Fuse, Inc (Class B)	115,253
16,843		Belden CDT, Inc	1,199,053
21,281	*	Benchmark Electronics, Inc	504,785
6,118		Black Box Corp	134,535
38,274	*,e	Bookham, Inc	60,090
173,985		Brocade Communications Systems, Inc	1,866,859
14,389	*,e	CalAmp Corp	277,420
16,699	*	Calix Networks, Inc	180,516
34,589		CDW Corp	1,066,725
16,366	*	Checkpoint Systems, Inc	217,013
41,458	*,e	Ciena Corp	694,836
2,063,561		Cisco Systems, Inc	50,495,338
4,709	*,e	Clearfield, Inc	69,128
35,298	*	Cognex Corp	1,396,389
9,960	*	Coherent, Inc	648,894
24,714	*	CommScope Holding Co, Inc	532,340
6,617		Comtech Telecommunications Corp	251,909
4,850	*,e	Control4 Corp	75,224
516,380		Corning, Inc	10,549,643
16,155	*,e	Cray, Inc	559,932
13,448		CTS Corp	247,443
8,443	*	CUI Global, Inc	69,064
15,342		Daktronics, Inc	204,202
25,760		Diebold, Inc	912,677
10,399	*	Digi International, Inc	86,104
19,072		Dolby Laboratories, Inc (Class A)	799,498
21,804	*	Dot Hill Systems Corp	86,126
7,017	*	DTS, Inc	208,966
7,109	*,e	Eastman Kodak Co	153,341
17,171	*	EchoStar Corp (Class A)	802,401
7,109		Electro Rent Corp	108,341
10,102		Electro Scientific Industries, Inc	71,724
18,628	*	Electronics for Imaging, Inc	851,672
827,949		EMC Corp	23,786,975
30,938	*	Emulex Corp	175,109
35,807	*	Extreme Networks, Inc	128,547
30,756	*	F5 Networks, Inc	3,782,373
165

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

13,918	*	Fabrinet	$253,447
6,814	*	FARO Technologies, Inc	381,584
16,823		FEI Co	1,417,842
38,470	*,e	Finisar Corp	643,218
57,308		Flir Systems, Inc	1,921,537
12,192	*	GSI Group, Inc	156,667
39,552	*	Harmonic, Inc	263,812
43,138		Harris Corp	3,002,405
758,807		Hewlett-Packard Co	27,225,995
11,513	*	Immersion Corp	96,939
48,653	*	Infinera Corp	706,928
62,956	*	Ingram Micro, Inc (Class A)	1,689,739
16,136	*	Insight Enterprises, Inc	367,094
16,183		InterDigital, Inc	799,926
9,257	*	Intevac, Inc	68,502
28,245	*,e	InvenSense, Inc	457,851
13,197	*,e	IPG Photonics Corp	968,792
15,658	*	Itron, Inc	609,566
22,924	*	Ixia	220,758
80,813		Jabil Circuit, Inc	1,693,032
92,020	*	JDS Uniphase Corp	1,238,589
195,302		Juniper Networks, Inc	4,115,013
18,784	*	Kemet Corp	90,163
33,840	*,e	Knowles Corp	658,526
5,979	*	KVH Industries, Inc	77,249
25,702		Lexmark International, Inc (Class A)	1,109,298
8,981		Littelfuse, Inc	876,007
11,856	*,e	Maxwell Technologies, Inc	138,241
13,539	*	Mercury Computer Systems, Inc	189,275
1,138		Mesa Laboratories, Inc	86,909
15,098		Methode Electronics, Inc	594,559
91,212		Motorola, Inc	5,883,174
6,091		MTS Systems Corp	402,067
3,946	*	Multi-Fineline Electronix, Inc	40,052
39,442		National Instruments Corp	1,249,523
68,783	*	NCR Corp	1,903,226
134,321		NetApp, Inc	5,748,939
14,600	*	Netgear, Inc	496,984
15,808	*	Newport Corp	282,805
3,600	*,e	Nimble Storage, Inc	98,496
5,940	*	Numerex Corp	77,458
7,256		Oplink Communications, Inc	151,288
7,973	*	OSI Systems, Inc	565,126
22,145	*	Palo Alto Networks, Inc	2,340,727
8,151		Park Electrochemical Corp	210,296
38,779	*,e	Parkervision, Inc	50,800
3,831		PC Connection, Inc	91,369
16,902		Plantronics, Inc	876,707
13,431	*	Plexus Corp	555,372
55,882	*	Polycom, Inc	730,937
8,174	*,e	Procera Networks, Inc	61,223
34,549	*	QLogic Corp	408,024
166

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

679,877		Qualcomm, Inc	$53,377,143
89,500	*,e	Quantum Corp	114,560
16,011	*,e	RealD, Inc	181,245
63,928	*	Riverbed Technology, Inc	1,213,993
12,287	*	Rofin-Sinar Technologies, Inc	275,106
7,159	*	Rogers Corp	489,461
25,574	*	Ruckus Wireless, Inc	331,951
89,922		SanDisk Corp	8,465,257
32,670	*	Sanmina Corp	819,037
11,360	*	Scansource, Inc	433,725
24,252	*	ShoreTel, Inc	196,199
13,572	*,e	Silicon Graphics International Corp	117,805
98,513	*	Sonus Networks, Inc	341,840
20,353	*,e	Speed Commerce, Inc	60,448
19,637	*,e	Stratasys Ltd	2,363,509
13,654	*	Super Micro Computer, Inc	436,382
14,300	*	Synaptics, Inc	978,549
11,305		SYNNEX Corp	782,080
15,228	*	Tech Data Corp	909,416
2,797		Tessco Technologies, Inc	88,805
103,836	*	Trimble Navigation Ltd	2,789,035
21,256	*,e	TTM Technologies, Inc	146,879
11,800	e	Ubiquiti Networks, Inc	422,086
16,130	*,e	Universal Display Corp	504,546
16,534	*,e	Viasat, Inc	1,035,690
2,233	*	Viasystems Group, Inc	35,438
31,816	*,e	Violin Memory, Inc	153,989
50,091		Vishay Intertechnology, Inc	676,729
5,516	*	Vishay Precision Group, Inc	93,717
87,774		Western Digital Corp	8,634,328
20,035	*	Zebra Technologies Corp (Class A)	1,477,581
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	544,858,979

TELECOMMUNICATION SERVICES - 2.2%
34,713	*	8x8, Inc	272,844
2,086,985		AT&T, Inc	72,710,557
3,536		Atlantic Tele-Network, Inc	237,584
9,315	*	Boingo Wireless, Inc	65,298
228,897		CenturyTel, Inc	9,494,648
80,190	*	Cincinnati Bell, Inc	294,297
18,621		Cogent Communications Group, Inc	631,997
20,324	e	Consolidated Communications Holdings, Inc	526,392
8,375	*	Fairpoint Communications, Inc	139,025
404,067	e	Frontier Communications Corp	2,642,598
13,887	*	General Communication, Inc (Class A)	162,894
108,646	*,e	Globalstar, Inc	257,491
3,994	*	Hawaiian Telcom Holdco, Inc	107,439
6,869		IDT Corp (Class B)	113,201
24,055	*	inContact, Inc	214,089
12,998		Inteliquent, Inc	218,756
10,667	*,e	Intelsat S.A.	207,580
31,918	*,e	Iridium Communications, Inc	303,221
167

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

71,672	*	Level 3 Communications, Inc	$3,362,134
7,188		Lumos Networks Corp	123,634
6,901	e	NTELOS Holdings Corp	69,562
18,108	*	Orbcomm, Inc	114,443
19,090	*	Premiere Global Services, Inc	199,872
11,280	*	RingCentral, Inc	148,219
51,994	*	SBA Communications Corp (Class A)	5,840,486
9,480		Shenandoah Telecom Co	280,513
8,964		Spok Holdings, Inc	145,575
291,138	*,e	Sprint Corp	1,726,448
37,784		Telephone & Data Systems, Inc	968,782
105,794	*	T-Mobile US, Inc	3,088,127
55,272	*	tw telecom inc (Class A)	2,364,536
5,233	*	US Cellular Corp	190,586
1,665,855		Verizon Communications, Inc	83,709,214
67,718	*	Vonage Holdings Corp	235,659
238,965	e	Windstream Holdings, Inc	2,504,353
		TOTAL TELECOMMUNICATION SERVICES	193,672,054

TRANSPORTATION - 2.4%
22,768	*	Air Transport Services Group, Inc	186,242
54,256		Alaska Air Group, Inc	2,888,047
5,558		Allegiant Travel Co	741,826
3,092		Amerco, Inc	838,303
290,001		American Airlines Group, Inc	11,991,541
10,986		Arkansas Best Corp	425,158
12,986	*	Atlas Air Worldwide Holdings, Inc	479,443
41,916	*	Avis Budget Group, Inc	2,336,817
16,473	e	Baltic Trading Ltd	61,774
8,394		Celadon Group, Inc	163,347
59,076		CH Robinson Worldwide, Inc	4,088,650
22,628		Con-Way, Inc	981,376
13,260		Copa Holdings S.A. (Class A)	1,550,359
401,076		CSX Corp	14,290,338
343,799		Delta Air Lines, Inc	13,831,034
9,173	*	Echo Global Logistics, Inc	239,690
78,628		Expeditors International of Washington, Inc	3,354,270
116,917		FedEx Corp	19,571,906
12,492		Forward Air Corp	597,992
20,563	*	Genesee & Wyoming, Inc (Class A)	1,978,161
18,112	*,e	Hawaiian Holdings, Inc	314,062
21,551	e	Heartland Express, Inc	541,792
180,760	*	Hertz Global Holdings, Inc	3,962,259
14,356	*	Hub Group, Inc (Class A)	520,979
1,603		International Shipholding Corp	32,124
37,356		J.B. Hunt Transport Services, Inc	2,979,888
98,880	*,e	JetBlue Airways Corp	1,141,075
43,909		Kansas City Southern Industries, Inc	5,391,586
22,870	*	Kirby Corp	2,528,965
23,195		Knight Transportation, Inc	678,686
13,061	e	Knightsbridge Tankers Ltd	114,676
17,883		Landstar System, Inc	1,323,521
168

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

9,209		Marten Transport Ltd	$180,681
17,042		Matson, Inc	485,527
35,711		Navios Maritime Holdings, Inc	210,338
123,608		Norfolk Southern Corp	13,675,989
24,980	*	Old Dominion Freight Line	1,820,293
1,099	*	PAM Transportation Services, Inc	47,235
3,699		Park-Ohio Holdings Corp	196,454
2,632	*	Patriot Transportation Holding, Inc	111,492
10,927	*	Quality Distribution, Inc	141,614
18,858	*	Republic Airways Holdings, Inc	236,102
10,363	*	Roadrunner Transportation Services Holdings, Inc	213,581
21,193		Ryder System, Inc	1,874,945
19,150		Safe Bulkers, Inc	102,261
9,670	*	Saia, Inc	474,023
51,400	*	Scorpio Bulkers, Inc	251,346
16,053		Skywest, Inc	184,931
275,842		Southwest Airlines Co	9,511,032
29,515	*	Spirit Airlines, Inc	2,157,842
33,719	*	Swift Transportation Co, Inc	832,859
151,777	*	UAL Corp	8,015,343
6,896	*,e	Ultrapetrol Bahamas Ltd	20,757
365,113		Union Pacific Corp	42,517,409
285,312		United Parcel Service, Inc (Class B)	29,932,082
2,557		Universal Truckload Services, Inc	67,300
2,325	*,e	USA Truck, Inc	39,292
36,586	*,e	UTI Worldwide, Inc	399,885
17,944		Werner Enterprises, Inc	494,178
18,753	*	Wesco Aircraft Holdings, Inc	332,866
20,782	*,e	XPO Logistics, Inc	829,617
14,424	*,e	YRC Worldwide, Inc	309,251
		TOTAL TRANSPORTATION	215,792,412

UTILITIES - 3.2%
11,980	*,e	Abengoa Yield plc	389,350
284,519		AES Corp	4,003,182
46,760		AGL Resources, Inc	2,520,832
17,560		Allete, Inc	917,334
44,601		Alliant Energy Corp	2,761,248
96,164		Ameren Corp	4,071,584
193,878		American Electric Power Co, Inc	11,310,843
15,723		American States Water Co	562,569
70,963		American Water Works Co, Inc	3,787,295
70,438		Aqua America, Inc	1,845,476
3,086		Artesian Resources Corp	68,725
64,659	e	Atlantic Power Corp	143,543
39,788		Atmos Energy Corp	2,108,764
23,991		Avista Corp	850,481
17,912		Black Hills Corp	980,324
19,543		California Water Service Group	508,704
168,334	*	Calpine Corp	3,841,382
170,832		Centerpoint Energy, Inc	4,193,926
5,793		Chesapeake Utilities Corp	280,555
169

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE

24,056		Cleco Corp	$1,293,251
104,391		CMS Energy Corp	3,410,454
4,434		Connecticut Water Service, Inc	164,812
116,593		Consolidated Edison, Inc	7,387,332
233,462		Dominion Resources, Inc	16,645,841
70,459		DTE Energy Co	5,788,911
285,596		Duke Energy Corp	23,461,711
40,822	*	Dynegy, Inc	1,245,071
129,568		Edison International	8,108,365
17,179		El Paso Electric Co	650,053
18,851		Empire District Electric Co	536,122
71,392		Entergy Corp	5,998,356
341,318		Exelon Corp	12,488,826
165,458		FirstEnergy Corp	6,178,202
61,218		Great Plains Energy, Inc	1,648,601
40,311	e	Hawaiian Electric Industries, Inc	1,135,158
20,674		Idacorp, Inc	1,307,217
32,018		Integrys Energy Group, Inc	2,327,068
63,862		ITC Holdings Corp	2,529,574
17,510		Laclede Group, Inc	888,983
74,813		MDU Resources Group, Inc	2,108,230
15,712		MGE Energy, Inc	698,713
6,217		Middlesex Water Co	140,193
33,648		National Fuel Gas Co	2,329,451
17,199		New Jersey Resources Corp	1,005,798
176,447		NextEra Energy, Inc	17,683,518
125,364		NiSource, Inc	5,272,810
125,668		Northeast Utilities	6,201,716
10,943	e	Northwest Natural Gas Co	513,555
15,496		NorthWestern Corp	818,809
135,343		NRG Energy, Inc	4,057,583
14,538		NRG Yield, Inc	726,464
79,342		OGE Energy Corp	2,958,663
20,651		ONE Gas, Inc	783,705
6,871	e	Ormat Technologies, Inc	198,915
14,601		Otter Tail Corp	452,631
16,181		Pattern Energy Group, Inc	465,689
100,712		Pepco Holdings, Inc	2,753,466
185,109		PG&E Corp	9,314,685
31,252		Piedmont Natural Gas Co, Inc	1,187,889
43,915		Pinnacle West Capital Corp	2,699,455
31,726		PNM Resources, Inc	915,295
31,029		Portland General Electric Co	1,129,766
265,923		PPL Corp	9,304,646
201,282		Public Service Enterprise Group, Inc	8,314,959
69,734		Questar Corp	1,681,287
56,043		SCANA Corp	3,076,200
97,160		Sempra Energy	10,687,600
6,388		SJW Corp	204,160
13,180		South Jersey Industries, Inc	772,875
361,086		Southern Co	16,739,947
18,509		Southwest Gas Corp	1,075,188
170

TIAA-CREF FUNDS - Equity Index Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

95,137		TECO Energy, Inc			$1,865,637
8,882	*	TerraForm Power, Inc			252,782
68,010		UGI Corp			2,563,297
23,623		UIL Holdings Corp			971,850
6,713		Unitil Corp			233,881
33,919		Vectren Corp			1,524,659
51,005		Westar Energy, Inc			1,928,499
20,634		WGL Holdings, Inc			969,798
89,684	e	Wisconsin Energy Corp			4,453,707
199,613		Xcel Energy, Inc			6,681,047
4,886		York Water Co			107,394
		TOTAL UTILITIES			286,166,437

		TOTAL COMMON STOCKS			8,990,865,572
		(Cost $5,905,203,663)

RIGHTS / WARRANTS - 0.0%
ENERGY - 0.0%
7,432	e,m	Magnum Hunter Resources Corp			0
		TOTAL ENERGY			0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
12,340	e,m	Trius Therapeutics, Inc			1,604
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			1,604

TELECOMMUNICATION SERVICES - 0.0%
19,784	m	Leap Wireless International, Inc			49,856
		TOTAL TELECOMMUNICATION SERVICES			49,856

		TOTAL RIGHTS / WARRANTS			51,460
		(Cost $49,856)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 3.2%

GOVERNMENT AGENCY DEBT - 0.1%
$15,000,000	d	Federal National Mortgage Association (FNMA)	0.045%	11/04/14	14,999,944
		TOTAL GOVERNMENT AGENCY DEBT			14,999,944

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.1%
278,287,735	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			278,287,735
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			278,287,735

		TOTAL SHORT-TERM INVESTMENTS			293,287,679
		(Cost $293,287,679)

		TOTAL INVESTMENTS - 102.8%			9,284,204,711
		(Cost $6,198,541,198)
		OTHER ASSETS & LIABILITIES, NET - (2.8)%			(254,798,125)
		NET ASSETS - 100.0%			$9,029,406,586

171

TIAA-CREF FUNDS - Equity Index Fund

Abbreviation(s):
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust
	SPDR	Standard & Poor’s Depository Receipts

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $275,430,669.
m	Indicates a security that has been deemed illiquid.
172

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

TIAA-CREF FUNDS

LARGE-CAP GROWTH INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.7%

AUTOMOBILES & COMPONENTS - 0.7%
43,787	*	BorgWarner, Inc	$2,496,735
16,289		Gentex Corp	533,302
53,572		Goodyear Tire & Rubber Co	1,298,050
41,937		Harley-Davidson, Inc	2,755,261
33,221		Johnson Controls, Inc	1,569,692
12,507		Lear Corp	1,156,897
18,479	*,e	Tesla Motors, Inc	4,466,374
8,674		Thor Industries, Inc	458,768
		TOTAL AUTOMOBILES & COMPONENTS	14,735,079

BANKS - 0.1%
4,300	*,e	Nationstar Mortgage Holdings, Inc	151,016
21,801	*	Ocwen Financial Corp	513,632
8,510	*	Signature Bank	1,030,816
724	*	SVB Financial Group	81,081
		TOTAL BANKS	1,776,545

CAPITAL GOODS - 7.5%
127,492		3M Co	19,604,445
6,227		A.O. Smith Corp	332,211
8,298		Acuity Brands, Inc	1,156,990
1,813		Air Lease Corp	66,338
18,276		Allegion plc	970,273
26,103		Allison Transmission Holdings, Inc	847,826
46,906		Ametek, Inc	2,446,148
8,667	*	Armstrong World Industries, Inc	419,656
19,776	*	BE Aerospace, Inc	1,472,323
141,153		Boeing Co	17,631,421
25,430		Caterpillar, Inc	2,578,856
19,256		Chicago Bridge & Iron Co NV	1,052,148
19,111	*	Colfax Corp	1,039,256
3,389		Crane Co	211,304
35,573		Cummins, Inc	5,200,061
27,242		Danaher Corp	2,190,257
15,222		Deere & Co	1,302,090
26,396		Donaldson Co, Inc	1,097,546
23,244		Dover Corp	1,846,503
102,373		Emerson Electric Co	6,558,014
58,810	e	Fastenal Co	2,589,992
25,669		Flowserve Corp	1,745,235
18,350		Fluor Corp	1,217,339
13,085		Fortune Brands Home & Security, Inc	565,926
19,081		Foster Wheeler AG.	592,083
11,403		Graco, Inc	895,136
173

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

20,335	*	HD Supply Holdings, Inc	$586,461
18,768	*	Hexcel Corp	786,192
152,754		Honeywell International, Inc	14,682,714
1,689		Hubbell, Inc (Class B)	191,550
8,534		Huntington Ingalls	903,068
14,297		IDEX Corp	1,070,988
65,182		Illinois Tool Works, Inc	5,934,821
4,424	*	Ingersoll-Rand plc	277,031
5,067		ITT Corp	228,319
10,125		Lennox International, Inc	900,315
5,860		Lincoln Electric Holdings, Inc	424,733
52,689		Lockheed Martin Corp	10,040,943
27,278		Manitowoc Co, Inc	568,474
71,554		Masco Corp	1,579,197
11,359	*	Middleby Corp	1,005,272
9,346	*	MRC Global, Inc	196,546
8,449		MSC Industrial Direct Co (Class A)	684,116
1,899	*,e	Navistar International Corp	67,168
12,528		Nordson Corp	959,018
1,656	*,e	NOW, Inc	49,779
62,992		Paccar, Inc	4,114,637
20,888		Pall Corp	1,909,581
14,910		Parker Hannifin Corp	1,894,017
2,890		Pentair plc	193,775
28,391		Precision Castparts Corp	6,265,894
9,130	*	Quanta Services, Inc	311,150
26,977		Rockwell Automation, Inc	3,030,866
23,873		Rockwell Collins, Inc	2,008,913
8,566		Roper Industries, Inc	1,355,998
1,590		Snap-On, Inc	210,103
8,579	*,e	SolarCity Corp	507,705
21,554	*	Spirit Aerosystems Holdings, Inc (Class A)	847,934
3,496		Stanley Works	327,365
2,377		Timken Co	102,187
11,351		Toro Co	700,697
10,277		TransDigm Group, Inc	1,922,107
22,637		Trinity Industries, Inc	808,367
2,769		Triumph Group, Inc	192,806
18,805	*	United Rentals, Inc	2,069,678
20,153		United Technologies Corp	2,156,371
18,448	*	USG Corp	495,513
787	e	Valmont Industries, Inc	107,166
228	*	Veritiv Corp	10,285
11,528		W.W. Grainger, Inc	2,845,110
11,452	*	WABCO Holdings, Inc	1,115,196
19,262		Westinghouse Air Brake Technologies Corp	1,662,311
25,685		Xylem, Inc	933,907
		TOTAL CAPITAL GOODS	154,865,721

COMMERCIAL & PROFESSIONAL SERVICES - 0.9%
16,242		Cintas Corp	1,189,564
8,454	*	Clean Harbors, Inc	419,572
174

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

20,984	*	Copart, Inc	$701,705
10,929		Covanta Holding Corp	241,203
2,732		Dun & Bradstreet Corp	335,517
13,067		Equifax, Inc	989,695
12,874	*	IHS, Inc (Class A)	1,686,880
10,201		KAR Auction Services, Inc	309,702
39,715		Nielsen Holdings NV	1,687,490
19,136		Pitney Bowes, Inc	473,425
3,632		R.R. Donnelley & Sons Co	63,378
25,384		Robert Half International, Inc	1,390,535
12,930		Rollins, Inc	412,079
16,638	*	Stericycle, Inc	2,096,388
81,035		Tyco International Ltd	3,478,833
33,276	*	Verisk Analytics, Inc	2,074,759
13,378		Waste Connections, Inc	667,562
9,185		Waste Management, Inc	449,055
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	18,667,342

CONSUMER DURABLES & APPAREL - 2.1%
10,155		Carter’s, Inc	793,410
54,453		Coach, Inc	1,872,094
6,470	*	Deckers Outdoor Corp	565,866
5,926		DR Horton, Inc	135,053
8,918	*	Fossil Group, Inc	906,604
2,904	*,e	GoPro, Inc	223,898
19,401		Hanesbrands, Inc	2,048,940
13,165		Harman International Industries, Inc	1,413,131
18,947		Hasbro, Inc	1,090,021
7,031	*	Jarden Corp	457,648
24,684	*	Kate Spade & Co	669,677
11,902		Leggett & Platt, Inc	468,701
2,732		Lennar Corp (Class A)	117,694
25,253		Mattel, Inc	784,611
39,642	*	Michael Kors Holdings Ltd	3,115,465
31,420		Newell Rubbermaid, Inc	1,047,229
135,797		Nike, Inc (Class B)	12,625,047
832	*	NVR, Inc	1,021,347
13,933		Phillips-Van Heusen Corp	1,593,238
12,746		Polaris Industries, Inc	1,922,862
8,828		Ralph Lauren Corp	1,455,207
12,142	*	Tempur-Pedic International, Inc	639,155
9,451		Tupperware Corp	602,501
33,722	*	Under Armour, Inc (Class A)	2,211,489
66,959		VF Corp	4,531,785
1,201		Whirlpool Corp	206,632
		TOTAL CONSUMER DURABLES & APPAREL	42,519,305

CONSUMER SERVICES - 3.0%
6,767		ARAMARK Holdings Corp	188,867
8,193	*	Bally Technologies, Inc	658,717
12,357		Brinker International, Inc	662,829
19,854		Burger King Worldwide, Inc	648,829
175

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

6,110	*	Chipotle Mexican Grill, Inc (Class A)	$3,898,180
1,210		Choice Hotels International, Inc	64,735
10,562		Domino’s Pizza, Inc	937,800
20,352		Dunkin Brands Group, Inc	925,609
52,873		H&R Block, Inc	1,708,327
25,405	*	Hilton Worldwide Holdings, Inc	641,222
1,071	*	Hyatt Hotels Corp	63,425
72,690		Las Vegas Sands Corp	4,525,679
37,365		Marriott International, Inc (Class A)	2,830,399
191,886		McDonald’s Corp	17,985,475
6,661	*	MGM Mirage	154,868
17,402	*	Norwegian Cruise Line Holdings Ltd	678,678
4,836	*	Panera Bread Co (Class A)	781,691
13,496		SeaWorld Entertainment, Inc	259,663
29,487		Service Corp International	644,881
4,752	*	ServiceMaster Global Holdings, Inc	113,953
14,001		Six Flags Entertainment Corp	564,240
146,936		Starbucks Corp	11,102,484
17,307		Starwood Hotels & Resorts Worldwide, Inc	1,326,755
23,810		Wyndham Worldwide Corp	1,849,323
15,727		Wynn Resorts Ltd	2,988,287
85,360		Yum! Brands, Inc	6,131,409
		TOTAL CONSUMER SERVICES	62,336,325

DIVERSIFIED FINANCIALS - 2.8%
10,915	*	Affiliated Managers Group, Inc	2,180,708
45,311	*	Ally Financial, Inc	1,028,560
176,150		American Express Co	15,844,693
12,530		Ameriprise Financial, Inc	1,580,910
4,896		Artisan Partners Asset Management, Inc	237,358
9,617		BlackRock, Inc	3,280,455
17,454		CBOE Holdings, Inc	1,028,739
36,306		Charles Schwab Corp	1,040,893
21,405		Eaton Vance Corp	788,346
13,639	e	Federated Investors, Inc (Class B)	426,492
62,985		Franklin Resources, Inc	3,502,596
9,534		IntercontinentalExchange Group, Inc	1,985,837
11,328		Invesco Ltd	458,444
44,415		iShares Russell 1000 Growth Index Fund	4,173,233
23,142		Lazard Ltd (Class A)	1,138,818
8,026		Legg Mason, Inc	417,352
10,764		Leucadia National Corp	255,968
16,735		LPL Financial Holdings, Inc	692,662
52,526		McGraw-Hill Financial, Inc	4,752,552
36,183		Moody’s Corp	3,590,439
9,196		MSCI, Inc (Class A)	429,085
6,755	*	NorthStar Asset Management Group, Inc	122,401
1,027		Santander Consumer USA Holdings, Inc	18,999
25,163		SEI Investments Co	972,802
30,129		SLM Corp	287,732
17,569	*	Synchrony Financial	474,714
51,722		T Rowe Price Group, Inc	4,245,859
176

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

46,648		TD Ameritrade Holding Corp	$1,573,903
16,146		Waddell & Reed Financial, Inc (Class A)	770,810
		TOTAL DIVERSIFIED FINANCIALS	57,301,360

ENERGY - 5.2%
7,693		Anadarko Petroleum Corp	706,063
9,868	*	Antero Resources Corp	517,478
10,120	*	Athlon Energy, Inc	589,996
2,983	*	Atwood Oceanics, Inc	121,259
6,437		Baker Hughes, Inc	340,903
81,604		Cabot Oil & Gas Corp	2,537,884
24,963	*	Cameron International Corp	1,486,547
46,149	*	Cheniere Energy, Inc	3,461,175
24,603		Chesapeake Energy Corp	545,695
2,098		Cimarex Energy Co	238,480
63,108	*	Cobalt International Energy, Inc	738,995
21,870	*	Concho Resources, Inc	2,384,486
16,378	*,e	Continental Resources, Inc	923,228
1,452	e	CVR Energy, Inc	70,538
14,825	*	Dresser-Rand Group, Inc	1,211,202
7,701	*	Dril-Quip, Inc	692,705
105,698		EOG Resources, Inc	10,046,595
26,325		EQT Corp	2,475,603
45,095	*	FMC Technologies, Inc	2,527,124
2,285	e	Frank’s International NV	39,371
13,843	*	Gulfport Energy Corp	694,642
163,898		Halliburton Co	9,037,336
12,521		Helmerich & Payne, Inc	1,087,073
7,295		Holly Corp	331,047
34,890	e	Kinder Morgan, Inc	1,350,243
21,420	*	Kosmos Energy LLC	199,849
14,492	*,e	Laredo Petroleum Holdings, Inc	274,768
36,044		Marathon Petroleum Corp	3,276,400
6,045	*	Memorial Resource Development Corp	163,759
6,115		Nabors Industries Ltd	109,153
6,957		National Oilwell Varco, Inc	505,356
49,072		Noble Energy, Inc	2,828,019
19,669	*	Oasis Petroleum, Inc	589,283
20,882		Oceaneering International, Inc	1,467,378
22,061	*	Oneok, Inc	1,300,275
14,991		Patterson-UTI Energy, Inc	345,243
5,013		PBF Energy, Inc	130,689
44,930		Phillips 66	3,527,005
27,764		Pioneer Natural Resources Co	5,249,062
4,358		Questar Market Resources, Inc	109,255
32,598		Range Resources Corp	2,229,703
10,115	*	Rice Energy, Inc	267,339
12,215		RPC, Inc	200,326
252,622		Schlumberger Ltd	24,923,687
20,466	e	Seadrill Ltd	470,718
2,926	*	Seventy Seven Energy, Inc	38,243
68,249	*	Southwestern Energy Co	2,218,775
177

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

13,323		St. Mary Land & Exploration Co	$750,085
1,902		Superior Energy Services	47,835
7,572		Targa Resources Investments, Inc	973,986
4,151		Teekay Corp	242,667
10,860		Tesoro Corp	775,513
8,966	*,e	Ultra Petroleum Corp	204,425
569	*	Unit Corp	27,551
24,507		Valero Energy Corp	1,227,556
2,451	*	Whiting Petroleum Corp	150,099
145,154		Williams Cos, Inc	8,057,499
3,879		World Fuel Services Corp	159,970
		TOTAL ENERGY	107,197,139

FOOD & STAPLES RETAILING - 1.4%
80,889		Costco Wholesale Corp	10,788,166
32,499		CVS Corp	2,788,739
129,227	*	Rite Aid Corp	678,442
18,536	*,e	Sprouts Farmers Market, Inc	539,583
43,358		Sysco Corp	1,671,017
138,771		Walgreen Co	8,911,874
32,218		Wal-Mart Stores, Inc	2,457,267
31,149		Whole Foods Market, Inc	1,225,090
		TOTAL FOOD & STAPLES RETAILING	29,060,178

FOOD, BEVERAGE & TOBACCO - 7.5%
364,945		Altria Group, Inc	17,641,442
12,103		Archer Daniels Midland Co	568,841
29,965		Brown-Forman Corp (Class B)	2,776,857
22,121		Campbell Soup Co	977,085
771,281		Coca-Cola Co	32,301,248
48,643		Coca-Cola Enterprises, Inc	2,108,674
28,727	*	Constellation Brands, Inc (Class A)	2,629,670
37,748		Dr Pepper Snapple Group, Inc	2,614,049
32,935		Flowers Foods, Inc	625,765
118,074		General Mills, Inc	6,135,125
8,825	*	Hain Celestial Group, Inc	955,306
29,558		Hershey Co	2,834,908
26,018		Hormel Foods Corp	1,402,630
1,988		Ingredion, Inc	153,573
44,834		Kellogg Co	2,867,583
27,500		Keurig Green Mountain, Inc	4,173,125
114,624		Kraft Foods Group, Inc	6,459,062
98,927		Kroger Co	5,511,223
70,855		Lorillard, Inc	4,357,582
26,108		McCormick & Co, Inc	1,846,358
39,208		Mead Johnson Nutrition Co	3,893,746
27,858	*	Monster Beverage Corp	2,810,315
295,125		PepsiCo, Inc	28,382,171
179,309		Philip Morris International, Inc	15,960,294
1,450	*,e	Pilgrim’s Pride Corp	41,194
44,871		Reynolds American, Inc	2,822,835
2,919		Tyson Foods, Inc (Class A)	117,782
178

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

33,852	*	WhiteWave Foods Co (Class A)	$1,260,310
		TOTAL FOOD, BEVERAGE & TOBACCO	154,228,753

HEALTH CARE EQUIPMENT & SERVICES - 3.7%
20,679		Aetna, Inc	1,706,224
15,904	*	Align Technology, Inc	836,869
11,524	*	Allscripts Healthcare Solutions, Inc	158,109
44,453		AmerisourceBergen Corp	3,796,731
7,146	*,e	athenahealth, Inc	875,385
14,551		Bard (C.R.), Inc	2,385,928
105,391		Baxter International, Inc	7,392,125
36,543		Becton Dickinson & Co	4,703,084
26,623	*	Boston Scientific Corp	353,553
34,569	*	Brookdale Senior Living, Inc	1,165,321
4,884		Cardinal Health, Inc	383,296
40,008	*	Catamaran Corp	1,907,181
10,836	*	Centene Corp	1,004,172
58,584	*	Cerner Corp	3,710,711
4,547		Cigna Corp	452,745
7,143		Cooper Cos, Inc	1,170,738
11,429	*	DaVita, Inc	892,262
7,833		Dentsply International, Inc	397,681
20,679	*	Edwards Lifesciences Corp	2,500,505
15,304	*	Envision Healthcare Holdings, Inc	534,875
129,528	*	Express Scripts Holding Co	9,950,341
6,748	*	HCA Holdings, Inc	472,697
16,844	*	Henry Schein, Inc	2,021,785
665		Hill-Rom Holdings, Inc	29,579
15,606	*	Hologic, Inc	408,721
10,264	*	Idexx Laboratories, Inc	1,454,101
14,057	*	IMS Health Holdings, Inc	340,882
6,475	*	Intuitive Surgical, Inc	3,210,305
6,977	*	Laboratory Corp of America Holdings	762,516
44,652		McKesson Corp	9,082,663
2,833		Patterson Cos, Inc	122,131
12,606	*	Pediatrix Medical Group, Inc	786,993
5,738	*	Premier, Inc	191,534
27,240	e	Resmed, Inc	1,422,473
7,662	*	Sirona Dental Systems, Inc	601,850
34,625		St. Jude Medical, Inc	2,221,886
38,244		Stryker Corp	3,347,497
19,597	*	Tenet Healthcare Corp	1,098,412
3,495		Universal Health Services, Inc (Class B)	362,467
20,847	*	Varian Medical Systems, Inc	1,753,650
7,393	*,e	Veeva Systems, Inc	220,164
2,242		Zimmer Holdings, Inc	249,400
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	76,439,542

HOUSEHOLD & PERSONAL PRODUCTS - 1.5%
33,919		Avon Products, Inc	352,758
26,012		Church & Dwight Co, Inc	1,883,529
20,694		Clorox Co	2,059,053
179

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

159,881		Colgate-Palmolive Co	$10,692,841
9,897		Coty, Inc	164,290
44,407		Estee Lauder Cos (Class A)	3,338,518
14,874	e	Herbalife Ltd	780,290
60,960		Kimberly-Clark Corp	6,965,899
11,789	e	Nu Skin Enterprises, Inc (Class A)	622,813
30,539		Procter & Gamble Co	2,665,139
4,002		Spectrum Brands, Inc	362,541
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	29,887,671

INSURANCE - 0.5%
3,173		American Financial Group, Inc	189,841
44,395		Aon plc	3,817,970
29,591		Arthur J. Gallagher & Co	1,411,491
2,406		Brown & Brown, Inc	76,655
4,742		Erie Indemnity Co (Class A)	402,453
72,329		Marsh & McLennan Cos, Inc	3,932,528
3,980		Reinsurance Group of America, Inc (Class A)	335,315
		TOTAL INSURANCE	10,166,253

MATERIALS - 4.0%
14,713		Airgas, Inc	1,641,088
5,761		Albemarle Corp	336,327
2,631		Aptargroup, Inc	163,753
5,697		Avery Dennison Corp	266,904
26,298		Ball Corp	1,694,380
731		Cabot Corp	33,940
570		Carpenter Technology Corp	28,529
2,633		Celanese Corp (Series A)	154,636
6,049		Compass Minerals International, Inc	518,278
27,742	*	Crown Holdings, Inc	1,329,674
1,530		Cytec Industries, Inc	71,344
36,196		Dow Chemical Co	1,788,082
167,355		Du Pont (E.I.) de Nemours & Co	11,572,598
9,445		Eagle Materials, Inc	825,776
26,265		Eastman Chemical Co	2,121,687
51,660		Ecolab, Inc	5,746,142
26,470		FMC Corp	1,518,055
27,369		Huntsman Corp	667,804
15,557		International Flavors & Fragrances, Inc	1,542,477
11,935		International Paper Co	604,150
81,536		LyondellBasell Industries AF S.C.A	7,471,144
12,436		Martin Marietta Materials, Inc	1,454,017
102,351		Monsanto Co	11,774,459
1,729		NewMarket Corp	670,869
19,509	*	Owens-Illinois, Inc	502,747
19,287		Packaging Corp of America	1,390,207
16,700	*	Platform Specialty Products Corp	434,200
27,165		PPG Industries, Inc	5,533,239
57,141		Praxair, Inc	7,199,195
895	e	Rayonier Advanced Materials, Inc	25,534
1,128		Rockwood Holdings, Inc	86,754
180

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

23,871		RPM International, Inc	$1,081,356
7,975		Scotts Miracle-Gro Co (Class A)	472,439
41,922		Sealed Air Corp	1,519,673
16,995		Sherwin-Williams Co	3,901,372
10,651		Sigma-Aldrich Corp	1,447,577
8,743		Silgan Holdings, Inc	429,806
27,725		Southern Copper Corp (NY)	797,926
2,484	*	Tahoe Resources, Inc	43,122
464		TimkenSteel Corp	18,829
15,876		Valspar Corp	1,304,372
6,612		Westlake Chemical Corp	466,477
12,390	*	WR Grace & Co	1,172,094
		TOTAL MATERIALS	81,823,032

MEDIA - 5.3%
11,178	*	AMC Networks, Inc	677,946
38,312	e	Cablevision Systems Corp (Class A)	713,369
92,887		CBS Corp (Class B)	5,036,333
15,290	*	Charter Communications, Inc	2,421,783
22,538		Cinemark Holdings, Inc	796,042
3,504		Clear Channel Outdoor Holdings, Inc (Class A)	25,439
458,813		Comcast Corp (Class A)	25,395,300
90,415	*	DIRECTV	7,847,118
44,087	*	Discovery Communications, Inc (Class A)	1,558,475
44,726	*	Discovery Communications, Inc (Class C)	1,564,963
30,206	*	DISH Network Corp (Class A)	1,922,612
81,585		Interpublic Group of Cos, Inc	1,581,933
15,437		Lamar Advertising Co (Class A)	797,321
15,173	e	Lions Gate Entertainment Corp	502,682
14,707	*	Live Nation, Inc	382,382
3,439		Morningstar, Inc	234,712
49,833		Omnicom Group, Inc	3,580,999
4,932	e	Regal Entertainment Group (Class A)	109,244
19,939		Scripps Networks Interactive (Class A)	1,540,088
499,239	*,e	Sirius XM Holdings, Inc	1,712,390
17,423	*	Starz-Liberty Capital	538,371
53,878		Time Warner Cable, Inc	7,931,380
274,378		Twenty-First Century Fox, Inc	9,460,553
82,851		Viacom, Inc (Class B)	6,021,611
282,582		Walt Disney Co	25,822,343
		TOTAL MEDIA	108,175,389

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 10.5%
308,630		AbbVie, Inc	19,585,660
49,314	*	Actavis plc	11,970,480
8,534		Agilent Technologies, Inc	471,760
38,600	*	Alexion Pharmaceuticals, Inc	7,386,496
23,928	*	Alkermes plc	1,209,560
57,893		Allergan, Inc	11,003,144
10,837	*	Alnylam Pharmaceuticals, Inc	1,005,023
139,408		Amgen, Inc	22,609,189
46,092	*	Biogen Idec, Inc	14,799,219
181

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

28,230	*	BioMarin Pharmaceuticals, Inc	$2,328,975
4,155	*	Bio-Techne Corp	378,313
114,064		Bristol-Myers Squibb Co	6,637,384
21,151	*	Bruker BioSciences Corp	438,460
155,672	*	Celgene Corp	16,670,915
4,312	*	Charles River Laboratories International, Inc	272,346
10,788	*	Covance, Inc	861,961
14,015	*	Cubist Pharmaceuticals, Inc	1,013,144
29,380	*	Endo International plc	1,966,110
298,339	*	Gilead Sciences, Inc	33,413,968
26,952	*	Illumina, Inc	5,190,416
27,774	*	Incyte Corp	1,862,525
2,412	*	Intercept Pharmaceuticals, Inc	623,237
11,723	*	Jazz Pharmaceuticals plc	1,979,311
86,854		Johnson & Johnson	9,361,124
15,677	*	Mallinckrodt plc	1,445,106
14,892	*	Medivation, Inc	1,574,084
80,188		Merck & Co, Inc	4,646,093
5,889	*	Mettler-Toledo International, Inc	1,522,130
72,182	*	Mylan Laboratories, Inc	3,865,346
12,402	*,e	Myriad Genetics, Inc	489,755
3,789		PerkinElmer, Inc	164,518
5,883		Perrigo Co plc	949,810
11,700	*	Pharmacyclics, Inc	1,528,839
6,132	*	Quintiles Transnational Holdings, Inc	358,967
15,348	*	Regeneron Pharmaceuticals, Inc	6,042,815
12,390	*	Salix Pharmaceuticals Ltd	1,782,302
19,624	*,e	Seattle Genetics, Inc	719,612
30,896		Thermo Electron Corp	3,632,443
9,372	*	United Therapeutics Corp	1,227,451
45,898	*	Vertex Pharmaceuticals, Inc	5,169,951
16,953	*	Waters Corp	1,878,392
96,869		Zoetis Inc	3,599,652
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	213,635,986

REAL ESTATE - 2.0%
77,189		American Tower Corp	7,525,928
15,324		Apartment Investment & Management Co (Class A)	548,446
3,872		Boston Properties, Inc	490,776
54,382	*	CBRE Group, Inc	1,740,224
1,538	*	CBS Outdoor Americas, Inc	46,801
5,826		Columbia Property Trust, Inc	146,990
64,311		Crown Castle International Corp	5,023,975
10,704		Equity Lifestyle Properties, Inc	525,566
23,308		Extra Space Storage, Inc	1,355,593
8,980		Federal Realty Investment Trust	1,183,564
4,788		Gaming and Leisure Properties, Inc	149,625
33,050		Health Care REIT, Inc	2,350,186
4,877		Healthcare Trust of America, Inc	62,621
3,549	*	Howard Hughes Corp	523,052
29,656		Iron Mountain, Inc	1,069,692
2,706		Jones Lang LaSalle, Inc	365,878
182

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

8,164		NorthStar Realty Finance Corp	$151,687
9,395		Omega Healthcare Investors, Inc	358,513
16,048		Plum Creek Timber Co, Inc	658,128
25,326		Public Storage, Inc	4,668,595
2,685		Rayonier, Inc	89,867
11,233	*	Realogy Holdings Corp	460,665
44,868		Simon Property Group, Inc	8,040,794
11,715		Tanger Factory Outlet Centers, Inc	419,046
11,100		Taubman Centers, Inc	844,155
26,250		Ventas, Inc	1,798,388
8,282		Vornado Realty Trust	906,713
10,916		Weyerhaeuser Co	369,616
		TOTAL REAL ESTATE	41,875,084

RETAILING - 7.0%
2,081		Aaron’s, Inc	51,526
1,975	e	Abercrombie & Fitch Co (Class A)	66,123
14,533		Advance Auto Parts, Inc	2,135,770
72,912	*	Amazon.com, Inc	22,271,700
14,281	*	Autonation, Inc	817,730
6,234	*	AutoZone, Inc	3,450,644
17,473	*	Bed Bath & Beyond, Inc	1,176,632
16,612		Best Buy Co, Inc	567,134
3,659		Big Lots, Inc	167,033
1,044	*,e	Cabela’s, Inc	50,133
29,507	*,e	Carmax, Inc	1,649,736
12,028		Chico’s FAS, Inc	181,382
11,191		CST Brands, Inc	428,056
4,479		Dick’s Sporting Goods, Inc	203,212
3,090		Dillard’s, Inc (Class A)	326,798
46,546	*	Dollar General Corp	2,917,038
41,021	*	Dollar Tree, Inc	2,484,642
20,302		Expedia, Inc	1,725,061
17,470		Family Dollar Stores, Inc	1,367,726
3,627		Foot Locker, Inc	203,148
1,063	e	GameStop Corp (Class A)	45,454
50,659		Gap, Inc	1,919,469
27,269		Genuine Parts Co	2,647,274
17,574		GNC Holdings, Inc	730,551
90,654	*,e	Groupon, Inc	662,681
266,283		Home Depot, Inc	25,967,918
16,258	*	HomeAway, Inc	567,404
1,776		Kohl’s Corp	96,295
16,413		L Brands, Inc	1,183,706
46,001	*	Liberty Interactive Corp	1,202,466
13,438	*	Liberty TripAdvisor Holdings, Inc	424,372
27,447	*	Liberty Ventures	963,390
58,496	*	LKQ Corp	1,671,231
197,739		Lowe’s Companies, Inc	11,310,671
54,026		Macy’s, Inc	3,123,783
6,157	*	Michaels Cos, Inc	112,550
3,881	*	Murphy USA, Inc	222,381
183

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

11,590	*	NetFlix, Inc	$4,552,204
26,920		Nordstrom, Inc	1,954,661
20,268	*	O’Reilly Automotive, Inc	3,564,736
3,503		Penske Auto Group, Inc	158,476
18,712		Petsmart, Inc	1,353,813
10,014	*	Priceline.com, Inc	12,078,987
41,260		Ross Stores, Inc	3,330,507
23,284	*	Sally Beauty Holdings, Inc	682,454
4,205	*,e	Sears Holdings Corp	146,839
10,424		Signet Jewelers Ltd	1,250,984
12,332		Target Corp	762,364
21,593		Tiffany & Co	2,075,519
136,996		TJX Companies, Inc	8,674,587
27,398		Tractor Supply Co	2,006,082
21,922	*	TripAdvisor, Inc	1,943,605
12,481	*	Ulta Salon Cosmetics & Fragrance, Inc	1,507,830
16,981	*	Urban Outfitters, Inc	515,543
18,833		Williams-Sonoma, Inc	1,224,710
2,301	*,e	zulily, Inc	83,710
		TOTAL RETAILING	142,960,431

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.2%
130,121	*,e	Advanced Micro Devices, Inc	364,339
21,723		Altera Corp	746,620
26,539		Analog Devices, Inc	1,316,865
156,878		Applied Materials, Inc	3,465,435
82,991	*	Atmel Corp	615,793
48,524		Avago Technologies Ltd	4,185,195
14,473	*,e	Cree, Inc	455,610
21,143	*,e	Freescale Semiconductor Holdings Ltd	420,534
81,284		Intel Corp	2,764,469
29,369		Kla-Tencor Corp	2,324,556
8,637		Lam Research Corp	672,477
46,577		Linear Technology Corp	1,995,359
48,955		Maxim Integrated Products, Inc	1,436,340
38,131	e	Microchip Technology, Inc	1,643,828
182,210	*	Micron Technology, Inc	6,029,329
17,606		Nvidia Corp	344,021
43,708	*	ON Semiconductor Corp	362,339
37,779		Skyworks Solutions, Inc	2,200,249
17,867	*	SunEdison, Inc	348,585
1,582	*,e	SunPower Corp	50,371
4,481		Teradyne, Inc	82,450
208,504		Texas Instruments, Inc	10,354,308
51,877		Xilinx, Inc	2,307,489
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	44,486,561

SOFTWARE & SERVICES - 17.5%
122,673		Accenture plc	9,951,234
62,260		Activision Blizzard, Inc	1,242,087
97,186	*	Adobe Systems, Inc	6,814,682
35,373	*	Akamai Technologies, Inc	2,132,992
184

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

10,592	*	Alliance Data Systems Corp	$3,001,243
4,644	*	Ansys, Inc	364,833
34,354	*	Autodesk, Inc	1,976,729
94,055		Automatic Data Processing, Inc	7,691,818
14,045		Booz Allen Hamilton Holding Co	370,086
23,598		Broadridge Financial Solutions, Inc	1,036,660
56,216	*	Cadence Design Systems, Inc	1,009,077
30,565	*	CDK Global, Inc	1,026,984
29,379	*	Citrix Systems, Inc	1,887,013
118,742	*	Cognizant Technology Solutions Corp (Class A)	5,800,547
2,085		Computer Sciences Corp	125,934
9,016	*,e	Concur Technologies, Inc	1,156,933
6,184	*	CoStar Group, Inc	996,181
5,085		DST Systems, Inc	489,940
246,542	*	eBay, Inc	12,943,455
46,590	*	Electronic Arts, Inc	1,908,792
10,331		Equinix, Inc	2,158,146
383,139	*	Facebook, Inc	28,731,594
8,512	e	Factset Research Systems, Inc	1,118,817
5,694		Fidelity National Information Services, Inc	332,473
13,091	*,e	FireEye, Inc	444,963
49,119	*	Fiserv, Inc	3,412,788
15,937	*	FleetCor Technologies, Inc	2,399,475
26,333	*	Fortinet, Inc	685,975
17,981	*	Gartner, Inc	1,451,246
3,102	*	Genpact Ltd	54,440
13,465		Global Payments, Inc	1,083,932
55,232	*	Google, Inc	30,879,106
54,605	*	Google, Inc (Class A)	31,008,541
5,456		IAC/InterActiveCorp	369,317
19,000	*	Informatica Corp	677,540
183,670		International Business Machines Corp	30,195,348
55,624		Intuit, Inc	4,895,468
17,192		Jack Henry & Associates, Inc	1,028,425
20,330	*	LinkedIn Corp	4,654,757
195,501		Mastercard, Inc (Class A)	16,373,209
1,039,461		Microsoft Corp	48,802,694
7,836	*,e	NetSuite, Inc	851,460
638,739		Oracle Corp	24,942,758
39,759	*	Pandora Media, Inc	766,553
57,416		Paychex, Inc	2,695,107
23,024	*	PTC, Inc	878,366
22,522	*	Rackspace Hosting, Inc	863,944
37,369	*	Red Hat, Inc	2,201,781
11,053		Sabre Corp	190,112
118,788	*	Salesforce.com, Inc	7,601,244
27,564	*	ServiceNow, Inc	1,872,422
11,653	*	SolarWinds, Inc	554,100
13,527		Solera Holdings, Inc	702,728
23,086	*	Splunk, Inc	1,525,523
7,250	*	Tableau Software, Inc	598,777
23,770	*	Teradata Corp	1,005,946
185

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

30,769	*	TIBCO Software, Inc	$719,072
23,049		Total System Services, Inc	778,826
93,070	*	Twitter, Inc	3,859,613
23,941	*	Vantiv, Inc	740,256
21,279	*	VeriFone Systems, Inc	792,856
24,175	*,e	VeriSign, Inc	1,444,698
97,335		Visa, Inc (Class A)	23,499,589
17,381	*	VMware, Inc (Class A)	1,452,530
103,218	e	Western Union Co	1,750,577
18,318	*	Workday, Inc	1,749,003
9,789	*,e	Yelp, Inc	587,340
6,117	*,e	Zillow, Inc	665,101
		TOTAL SOFTWARE & SERVICES	357,975,756

TECHNOLOGY HARDWARE & EQUIPMENT - 8.4%
21,645	*,e	3D Systems Corp	818,181
60,141		Amphenol Corp (Class A)	3,041,932
1,171,196	d	Apple, Inc	126,489,168
1,054	*,e	Arista Networks, Inc	85,638
24,811	*	ARRIS Group, Inc	744,826
4,979		Avnet, Inc	215,342
18,790		CDW Corp	579,484
12,204	*	CommScope Holding Co, Inc	262,874
56,891		Corning, Inc	1,162,283
13,493		Diebold, Inc	478,057
1,869	*	EchoStar Corp (Class A)	87,338
40,771		EMC Corp	1,171,351
14,701	*	F5 Networks, Inc	1,807,929
17,781		Flir Systems, Inc	596,197
3,872		Harris Corp	269,491
6,274	*,e	IPG Photonics Corp	460,574
22,163		Juniper Networks, Inc	466,975
10,588		Motorola, Inc	682,926
19,959		National Instruments Corp	632,301
3,978	*	NCR Corp	110,071
22,308		NetApp, Inc	954,782
10,731	*	Palo Alto Networks, Inc	1,134,267
328,656		Qualcomm, Inc	25,802,782
31,158	*	Riverbed Technology, Inc	591,691
20,510		SanDisk Corp	1,930,811
5,395	*,e	Stratasys Ltd	649,342
49,783	*	Trimble Navigation Ltd	1,337,171
9,489	*	Zebra Technologies Corp (Class A)	699,814
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	173,263,598

TELECOMMUNICATION SERVICES - 2.3%
6,133		CenturyTel, Inc	254,397
35,080	*	Level 3 Communications, Inc	1,645,603
25,109	*	SBA Communications Corp (Class A)	2,820,494
26,448	*	tw telecom inc (Class A)	1,131,445
805,623		Verizon Communications, Inc	40,482,556
113,498	e	Windstream Holdings, Inc	1,189,459
		TOTAL TELECOMMUNICATION SERVICES	47,523,954
186

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

SHARES		COMPANY	VALUE

TRANSPORTATION - 3.5%
24,292		Alaska Air Group, Inc	$1,293,063
755		Amerco, Inc	204,695
139,988		American Airlines Group, Inc	5,788,504
20,748	*	Avis Budget Group, Inc	1,156,701
28,820		CH Robinson Worldwide, Inc	1,994,632
5,020		Copa Holdings S.A. (Class A)	586,938
8,864		Delta Air Lines, Inc	356,599
38,883		Expeditors International of Washington, Inc	1,658,749
24,327		FedEx Corp	4,072,340
5,061	*	Genesee & Wyoming, Inc (Class A)	486,868
87,121	*	Hertz Global Holdings, Inc	1,909,692
18,319		J.B. Hunt Transport Services, Inc	1,461,307
16,457		Kansas City Southern Industries, Inc	2,020,755
10,946	*	Kirby Corp	1,210,409
9,375		Landstar System, Inc	693,844
12,433		Norfolk Southern Corp	1,375,587
11,826	*	Old Dominion Freight Line	861,761
119,504		Southwest Airlines Co	4,120,498
13,993	*	Spirit Airlines, Inc	1,023,028
72,775	*	UAL Corp	3,843,248
176,341		Union Pacific Corp	20,534,909
137,520		United Parcel Service, Inc (Class B)	14,427,223
		TOTAL TRANSPORTATION	71,081,350

UTILITIES - 0.1%
10,662	*	Calpine Corp	243,307
6,021		Dominion Resources, Inc	429,297
28,425		ITC Holdings Corp	1,125,914
		TOTAL UTILITIES	1,798,518

		TOTAL COMMON STOCKS	2,043,780,872
		(Cost $1,511,158,828)

SHORT-TERM INVESTMENTS - 1.7%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.7%
34,816,628	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	34,816,628
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	34,816,628

		TOTAL SHORT-TERM INVESTMENTS	34,816,628
		(Cost $34,816,628)

		TOTAL INVESTMENTS - 101.4%	2,078,597,500
		(Cost $1,545,975,456)
		OTHER ASSETS & LIABILITIES, NET - (1.4)%	(28,983,548)
		NET ASSETS - 100.0%	$2,049,613,952
187

TIAA-CREF FUNDS - Large-Cap Growth Index Fund

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $34,724,600.
188

TIAA-CREF FUNDS - Large-Cap Value Index Fund

TIAA-CREF FUNDS

LARGE-CAP VALUE INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.4%
1,043,498		Ford Motor Co	$14,702,887
431,082		General Motors Co	13,535,975
15,663		Gentex Corp	512,807
130,556		Johnson Controls, Inc	6,168,771
4,732		Lear Corp	437,710
29,933	*	TRW Automotive Holdings Corp	3,033,709
12,045	*	Visteon Corp	1,131,025
		TOTAL AUTOMOBILES & COMPONENTS	39,522,884

BANKS - 11.4%
41,778		Associated Banc-Corp	785,426
2,823,415		Bank of America Corp	48,449,802
11,926		Bank of Hawaii Corp	698,267
27,008		BankUnited	807,539
193,639		BB&T Corp	7,335,045
7,425		BOK Financial Corp	509,058
52,419		CIT Group, Inc	2,564,862
817,059		Citigroup, Inc	43,737,168
12,941		City National Corp	1,018,586
49,354		Comerica, Inc	2,356,160
22,950		Commerce Bancshares, Inc	1,038,717
14,839		Cullen/Frost Bankers, Inc	1,199,140
38,147		East West Bancorp, Inc	1,402,284
228,784		Fifth Third Bancorp	4,573,392
60,888		First Horizon National Corp	783,020
94,447		First Niagara Financial Group, Inc	707,408
36,569		First Republic Bank	1,862,459
50,207		Fulton Financial Corp	596,459
145,957		Hudson City Bancorp, Inc	1,408,485
225,090		Huntington Bancshares, Inc	2,230,642
1,018,060		JPMorgan Chase & Co	61,572,269
236,338		Keycorp	3,119,662
35,370	e	M&T Bank Corp	4,321,507
897	*,e	Nationstar Mortgage Holdings, Inc	31,503
120,801	e	New York Community Bancorp, Inc	1,926,776
27,185		PacWest Bancorp	1,159,712
83,400	e	People’s United Financial, Inc	1,219,308
143,679		PNC Financial Services Group, Inc	12,412,429
27,494	*	Popular, Inc	876,509
366,480		Regions Financial Corp	3,639,146
1,185	*	Signature Bank	143,539
142,934		SunTrust Banks, Inc	5,594,437
12,231	*	SVB Financial Group	1,369,750
36,934		Synovus Financial Corp	936,646
189

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

43,145		TCF Financial Corp	$666,590
20,344		TFS Financial Corp	303,939
462,082		US Bancorp	19,684,693
1,284,579		Wells Fargo & Co	68,198,299
53,885		Zions Bancorporation	1,561,048
		TOTAL BANKS	312,801,681

CAPITAL GOODS - 8.0%
11,684		A.O. Smith Corp	623,341
59,806	*	Aecom Technology Corp	1,946,685
26,094	e	AGCO Corp	1,156,225
25,389		Air Lease Corp	928,983
8,537		Alliant Techsystems, Inc	998,488
29,244		Babcock & Wilcox Co	836,378
17,028		Carlisle Cos, Inc	1,513,449
132,348		Caterpillar, Inc	13,421,411
8,122		Crane Co	506,407
125,041		Danaher Corp	10,053,296
76,017		Deere & Co	6,502,494
2,897		Donaldson Co, Inc	120,457
11,597		Dover Corp	921,266
128,305		Eaton Corp	8,774,779
47,197		Emerson Electric Co	3,023,440
50,496		Exelis, Inc	901,354
16,458		Fluor Corp	1,091,824
25,834		Fortune Brands Home & Security, Inc	1,117,320
12,310		GATX Corp	780,454
82,268		General Dynamics Corp	11,497,776
2,697,336		General Electric Co	69,618,242
13,192		Hubbell, Inc (Class B)	1,496,105
1,985		Huntington Ingalls	210,053
1,450		IDEX Corp	108,619
66,555	*	Ingersoll-Rand plc	4,167,674
18,887		ITT Corp	851,048
35,148	*	Jacobs Engineering Group, Inc	1,667,773
27,268		Joy Global, Inc	1,435,115
39,726		KBR, Inc	757,972
20,891		Kennametal, Inc	806,601
22,917		L-3 Communications Holdings, Inc	2,783,499
14,721		Lincoln Electric Holdings, Inc	1,066,978
15,094	*	MRC Global, Inc	317,427
12,579	*,e	Navistar International Corp	444,919
54,341		Northrop Grumman Corp	7,496,884
25,840	*,e	NOW, Inc	776,750
23,013		Oshkosh Truck Corp	1,030,062
31,649		Owens Corning, Inc	1,014,667
7,650		Paccar, Inc	499,698
18,488		Parker Hannifin Corp	2,348,531
47,892		Pentair plc	3,211,159
42,997	*	Quanta Services, Inc	1,465,338
84,191		Raytheon Co	8,745,761
12,019		Regal-Beloit Corp	852,988
190

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

4,160		Rockwell Collins, Inc	$350,064
14,828		Roper Industries, Inc	2,347,272
13,309		Snap-On, Inc	1,758,651
2,452	*	Spirit Aerosystems Holdings, Inc (Class A)	96,462
11,643		SPX Corp	1,103,640
36,826		Stanley Works	3,448,387
31,027		Terex Corp	892,647
75,507		Textron, Inc	3,135,806
21,085		Timken Co	906,444
10,884		Trinity Industries, Inc	388,668
10,603		Triumph Group, Inc	738,287
218,989		United Technologies Corp	23,431,823
6,681	e	Valmont Industries, Inc	909,752
2,618	*	Vectrus, Inc	63,984
2,292	*	Veritiv Corp	103,392
12,223	*,e	WESCO International, Inc	1,007,297
13,433		Xylem, Inc	488,424
		TOTAL CAPITAL GOODS	221,060,690

COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
46,308	e	ADT Corp	1,659,679
5,184		Cintas Corp	379,676
4,516	*	Clean Harbors, Inc	224,129
31,044		Corrections Corp of America	1,141,798
19,247		Covanta Holding Corp	424,781
6,358		Dun & Bradstreet Corp	780,826
15,219		Equifax, Inc	1,152,687
21,662		KAR Auction Services, Inc	657,658
21,159		Manpower, Inc	1,412,363
18,956		Nielsen Holdings NV	805,441
29,250		Pitney Bowes, Inc	723,645
47,899		R.R. Donnelley & Sons Co	835,838
71,836		Republic Services, Inc	2,758,502
17,258		Towers Watson & Co	1,903,385
13,380		Tyco International Ltd	574,403
14,003		Waste Connections, Inc	698,750
112,287		Waste Management, Inc	5,489,712
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	21,623,273

CONSUMER DURABLES & APPAREL - 0.8%
79,182		DR Horton, Inc	1,804,558
32,449	e	Garmin Ltd	1,800,271
2,142	*,e	GoPro, Inc	165,148
4,663		Hasbro, Inc	268,262
23,795	*	Jarden Corp	1,548,817
18,792		Leggett & Platt, Inc	740,029
45,505		Lennar Corp (Class A)	1,960,355
57,514		Mattel, Inc	1,786,960
16,320	*	Mohawk Industries, Inc	2,318,093
29,512		Newell Rubbermaid, Inc	983,635
2,697		Phillips-Van Heusen Corp	308,402
102,251		Pulte Homes, Inc	1,962,197
191

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

3,898		Ralph Lauren Corp	$642,546
8,868	*	Taylor Morrison Home Corp	152,884
48,802	*	Toll Brothers, Inc	1,559,224
19,086		Whirlpool Corp	3,283,746
		TOTAL CONSUMER DURABLES & APPAREL	21,285,127

CONSUMER SERVICES - 0.7%
26,089	*	Apollo Group, Inc (Class A)	747,711
1,060		ARAMARK Holdings Corp	29,585
114,222		Carnival Corp	4,586,013
8,319		Choice Hotels International, Inc	445,066
35,162	e	Darden Restaurants, Inc	1,820,688
16,873		DeVry, Inc	816,822
906		Graham Holdings Co	709,942
10,492	*	Hyatt Hotels Corp	621,336
65,650		International Game Technology	1,076,003
7,426		Marriott International, Inc (Class A)	562,520
93,246	*	MGM Mirage	2,167,970
3,118	*	Norwegian Cruise Line Holdings Ltd	121,602
44,891		Royal Caribbean Cruises Ltd	3,051,241
13,128		Service Corp International	287,109
5,652	*	ServiceMaster Global Holdings, Inc	135,535
28,123		Starwood Hotels & Resorts Worldwide, Inc	2,155,909
71,276		Wendy’s	571,634
		TOTAL CONSUMER SERVICES	19,906,686

DIVERSIFIED FINANCIALS - 5.2%
7,278	*	Ally Financial, Inc	165,211
32,797		Ameriprise Financial, Inc	4,137,997
306,767		Bank of New York Mellon Corp	11,878,018
21,246		BlackRock, Inc	7,247,223
153,760		Capital One Financial Corp	12,726,715
251,313		Charles Schwab Corp	7,205,144
85,945		CME Group, Inc	7,203,050
125,464		Discover Financial Services	8,002,094
77,617	*	E*Trade Financial Corp	1,730,859
7,697	e	Federated Investors, Inc (Class B)	240,685
23,861	*	FNFV Group	320,692
19,302		Franklin Resources, Inc	1,073,384
120,297		Goldman Sachs Group, Inc	22,855,227
14,607		Interactive Brokers Group, Inc (Class A)	377,153
17,881		IntercontinentalExchange Group, Inc	3,724,433
97,385		Invesco Ltd	3,941,171
90,800	e	iShares Russell 1000 Value Index Fund	9,279,760
16,777		Legg Mason, Inc	872,404
81,869		Leucadia National Corp	1,946,845
412,425		Morgan Stanley	14,414,254
17,019		MSCI, Inc (Class A)	794,107
31,042		NASDAQ OMX Group, Inc	1,342,877
112,238		Navient Corp	2,220,068
63,594		Northern Trust Corp	4,216,282
40,225	*	NorthStar Asset Management Group, Inc	728,877
192

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

33,178		Raymond James Financial, Inc	$1,862,281
21,672		Santander Consumer USA Holdings, Inc	400,932
2,126		SEI Investments Co	82,191
74,370		SLM Corp	710,234
115,142		State Street Corp	8,688,615
9,016	*	Synchrony Financial	243,612
9,774		TD Ameritrade Holding Corp	329,775
38,220		Voya Financial, Inc	1,500,135
		TOTAL DIVERSIFIED FINANCIALS	142,462,305

ENERGY - 12.1%
125,820		Anadarko Petroleum Corp	11,547,760
103,820		Apache Corp	8,014,904
13,189	*	Atwood Oceanics, Inc	536,133
107,164		Baker Hughes, Inc	5,675,405
19,605	*	Cameron International Corp	1,167,478
107,695		Chesapeake Energy Corp	2,388,675
512,065		Chevron Corp	61,422,197
20,320		Cimarex Energy Co	2,309,774
8,847	*	Cobalt International Energy, Inc	103,598
330,258		ConocoPhillips	23,828,115
61,100		Consol Energy, Inc	2,248,480
2,503	e	CVR Energy, Inc	121,596
93,469		Denbury Resources, Inc	1,159,015
110,065		Devon Energy Corp	6,603,900
18,193	e	Diamond Offshore Drilling, Inc	686,058
19,343		Energen Corp	1,309,521
8,843	*,e	EP Energy Corp	129,108
4,070		EQT Corp	382,743
1,155,117	d	Exxon Mobil Corp	111,711,365
7,838	e	Frank’s International NV	135,049
13,526		Golar LNG Ltd	758,944
4,887	*	Gulfport Energy Corp	245,230
8,301		Helmerich & Payne, Inc	720,693
74,638		Hess Corp	6,330,049
44,257		Holly Corp	2,008,383
127,721	e	Kinder Morgan, Inc	4,942,803
3,470	*,e	Laredo Petroleum Holdings, Inc	65,791
181,094		Marathon Oil Corp	6,410,728
17,063		Marathon Petroleum Corp	1,551,027
7,021	*	Memorial Resource Development Corp	190,199
48,635		Murphy Oil Corp	2,596,623
72,870		Nabors Industries Ltd	1,300,729
105,721		National Oilwell Varco, Inc	7,679,573
36,931	*	Newfield Exploration Co	1,204,320
27,527		Noble Energy, Inc	1,586,381
210,979		Occidental Petroleum Corp	18,762,362
13,328	*	Oil States International, Inc	796,215
25,964	*	Oneok, Inc	1,530,318
20,272		Patterson-UTI Energy, Inc	466,864
12,513		PBF Energy, Inc	326,214
72,604	e	Peabody Energy Corp	757,260
193

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

90,015		Phillips 66	$7,066,177
41,781		Questar Market Resources, Inc	1,047,450
1,083	*	Rice Energy, Inc	28,624
32,987		Rowan Cos plc	800,594
133,014	*,e	SandRidge Energy, Inc	518,755
66,019	e	Seadrill Ltd	1,518,437
9,664	*	Seventy Seven Energy, Inc	126,308
180,416		Spectra Energy Corp	7,059,678
38,300		Superior Energy Services	963,245
6,609		Teekay Corp	386,362
19,609		Tesoro Corp	1,400,279
14,463	e	Tidewater, Inc	533,251
28,634	*,e	Ultra Petroleum Corp	652,855
12,193	*	Unit Corp	590,385
108,987		Valero Energy Corp	5,459,159
28,326	*	Whiting Petroleum Corp	1,734,684
14,668		World Fuel Services Corp	604,908
55,662	*	WPX Energy, Inc	1,064,257
		TOTAL ENERGY	333,266,988

FOOD & STAPLES RETAILING - 2.4%
6,998		Costco Wholesale Corp	933,323
269,859		CVS Corp	23,156,601
96,156	*	Rite Aid Corp	504,819
62,660		Safeway, Inc	2,184,328
98,398		Sysco Corp	3,792,259
63,727		Walgreen Co	4,092,548
384,859		Wal-Mart Stores, Inc	29,353,196
56,428		Whole Foods Market, Inc	2,219,313
		TOTAL FOOD & STAPLES RETAILING	66,236,387

FOOD, BEVERAGE & TOBACCO - 2.2%
29,544		Altria Group, Inc	1,428,157
159,044		Archer Daniels Midland Co	7,475,068
39,709		Bunge Ltd	3,520,203
15,457		Campbell Soup Co	682,736
113,383		ConAgra Foods, Inc	3,894,706
2,778	*	Constellation Brands, Inc (Class A)	254,298
1,279	*	Hain Celestial Group, Inc	138,452
16,852		Ingredion, Inc	1,301,817
28,033		J.M. Smucker Co	2,915,432
6,135		Kellogg Co	392,394
36,819		Molson Coors Brewing Co (Class B)	2,738,597
454,971		Mondelez International, Inc	16,042,277
174,755		Philip Morris International, Inc	15,554,943
14,813	*,e	Pilgrim’s Pride Corp	420,837
14,931		Pinnacle Foods, Inc	504,668
21,045		Reynolds American, Inc	1,323,941
73,463		Tyson Foods, Inc (Class A)	2,964,232
		TOTAL FOOD, BEVERAGE & TOBACCO	61,552,758
194

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

HEALTH CARE EQUIPMENT & SERVICES - 5.6%
404,004		Abbott Laboratories	$17,610,534
67,313		Aetna, Inc	5,553,996
31,504	*	Allscripts Healthcare Solutions, Inc	432,235
322,258	*	Boston Scientific Corp	4,279,586
84,106		Cardinal Health, Inc	6,600,639
55,087	*	CareFusion Corp	3,160,341
66,357		Cigna Corp	6,607,167
30,599	*	Community Health Systems, Inc	1,682,027
3,298		Cooper Cos, Inc	540,542
121,303		Covidien plc	11,213,249
31,486	*	DaVita, Inc	2,458,112
25,957		Dentsply International, Inc	1,317,837
28,193	*	Express Scripts Holding Co	2,165,786
79,180	*	HCA Holdings, Inc	5,546,559
21,297	*	Health Net, Inc	1,011,820
13,880		Hill-Rom Holdings, Inc	617,382
44,504	*	Hologic, Inc	1,165,560
41,507		Humana, Inc	5,763,247
724	*	Intuitive Surgical, Inc	358,959
22,838	*	Inverness Medical Innovations, Inc	912,835
13,612	*	Laboratory Corp of America Holdings	1,487,655
12,418	*	LifePoint Hospitals, Inc	869,260
268,768		Medtronic, Inc	18,319,227
27,069		Omnicare, Inc	1,802,525
21,977		Patterson Cos, Inc	947,428
9,217	*	Pediatrix Medical Group, Inc	575,417
39,180		Quest Diagnostics, Inc	2,486,363
5,794	*	Sirona Dental Systems, Inc	455,119
26,895		St. Jude Medical, Inc	1,725,852
36,702		Stryker Corp	3,212,526
11,023		Teleflex, Inc	1,257,945
263,575		UnitedHealth Group, Inc	25,042,261
18,398		Universal Health Services, Inc (Class B)	1,908,057
23,514	*	VCA Antech, Inc	1,071,533
75,237		WellPoint, Inc	9,531,776
41,762		Zimmer Holdings, Inc	4,645,605
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	154,336,962

HOUSEHOLD & PERSONAL PRODUCTS - 2.5%
68,278		Avon Products, Inc	710,091
6,029		Clorox Co	599,886
26,571		Colgate-Palmolive Co	1,777,069
3,470		Coty, Inc	57,602
16,802		Energizer Holdings, Inc	2,060,765
17,582		Kimberly-Clark Corp	2,009,095
686,385		Procter & Gamble Co	59,900,819
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	67,115,327

INSURANCE - 8.2%
90,840		ACE Ltd	9,928,812
121,530		Aflac, Inc	7,258,987
4,467	*	Alleghany Corp	1,984,599
195

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

26,012		Allied World Assurance Co Holdings Ltd	$988,456
116,914		Allstate Corp	7,581,873
16,024		American Financial Group, Inc	958,716
389,166		American International Group, Inc	20,847,623
2,015		American National Insurance Co	229,871
18,897		Aon plc	1,625,142
36,517	*	Arch Capital Group Ltd	2,056,637
2,435		Arthur J. Gallagher & Co	116,149
17,482		Aspen Insurance Holdings Ltd	762,740
18,682		Assurant, Inc	1,274,486
44,157		Assured Guaranty Ltd	1,019,144
28,636		Axis Capital Holdings Ltd	1,378,537
492,285	*	Berkshire Hathaway, Inc (Class B)	68,998,666
29,878		Brown & Brown, Inc	951,913
66,004		Chubb Corp	6,558,157
44,457		Cincinnati Financial Corp	2,243,745
8,348		CNA Financial Corp	326,240
11,892		Endurance Specialty Holdings Ltd	689,141
12,552		Everest Re Group Ltd	2,141,999
73,592		FNF Group	2,195,985
135,634	*	Genworth Financial, Inc (Class A)	1,897,520
11,580		Hanover Insurance Group, Inc	775,165
120,984		Hartford Financial Services Group, Inc	4,788,547
26,543		HCC Insurance Holdings, Inc	1,385,279
71,089		Lincoln National Corp	3,892,834
87,690		Loews Corp	3,823,284
3,784	*	Markel Corp	2,614,328
48,560		Marsh & McLennan Cos, Inc	2,640,207
42,787	*	MBIA, Inc	417,601
8,133		Mercury General Corp	432,025
251,702		Metlife, Inc	13,652,316
69,233		Old Republic International Corp	1,022,571
13,859		PartnerRe Ltd	1,603,348
79,165		Principal Financial Group	4,145,871
15,976		ProAssurance Corp	747,357
159,252		Progressive Corp	4,205,845
20,954		Protective Life Corp	1,460,075
123,750		Prudential Financial, Inc	10,956,825
13,254		Reinsurance Group of America, Inc (Class A)	1,116,650
11,334		RenaissanceRe Holdings Ltd	1,171,142
12,067		Stancorp Financial Group, Inc	839,381
34,998		Torchmark Corp	1,853,494
93,474		Travelers Cos, Inc	9,422,179
69,881		UnumProvident Corp	2,338,218
24,124		Validus Holdings Ltd	959,653
26,809		W.R. Berkley Corp	1,381,736
1,658		White Mountains Insurance Group Ltd	1,036,117
72,144		XL Capital Ltd	2,444,239
		TOTAL INSURANCE	225,141,425

MATERIALS - 3.2%
57,176		Air Products & Chemicals, Inc	7,699,320
196

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

12,130		Albemarle Corp	$708,149
314,182		Alcoa, Inc	5,265,690
28,873		Allegheny Technologies, Inc	948,478
13,464		Aptargroup, Inc	837,999
20,711		Ashland, Inc	2,238,238
16,524		Avery Dennison Corp	774,149
27,070		Bemis Co, Inc	1,041,383
15,610		Cabot Corp	724,772
13,424		Carpenter Technology Corp	671,871
37,871		Celanese Corp (Series A)	2,224,164
14,033		CF Industries Holdings, Inc	3,648,580
43,023	e	Cliffs Natural Resources, Inc	483,148
16,769		Cytec Industries, Inc	781,939
18,387		Domtar Corp	755,154
271,823		Dow Chemical Co	13,428,056
14,086		Du Pont (E.I.) de Nemours & Co	974,047
3,407		Eastman Chemical Co	275,218
278,853		Freeport-McMoRan Copper & Gold, Inc (Class B)	7,947,311
8,042		Greif, Inc (Class A)	354,331
15,379		Huntsman Corp	375,248
97,277		International Paper Co	4,924,162
44,604		MeadWestvaco Corp	1,970,159
90,096		Mosaic Co	3,992,154
134,685		Newmont Mining Corp	2,526,691
85,672		Nucor Corp	4,631,428
17,591	*	Owens-Illinois, Inc	453,320
9,739	e	Rayonier Advanced Materials, Inc	277,854
20,651		Reliance Steel & Aluminum Co	1,393,530
39,129		Rock-Tenn Co (Class A)	2,001,448
18,029		Rockwood Holdings, Inc	1,386,610
17,295		Royal Gold, Inc	988,409
2,317		RPM International, Inc	104,960
17,051		Sigma-Aldrich Corp	2,317,401
26,680		Sonoco Products Co	1,090,412
63,788		Steel Dynamics, Inc	1,467,762
19,309	*	Tahoe Resources, Inc	335,204
10,499		TimkenSteel Corp	426,049
38,702	e	United States Steel Corp	1,549,628
34,758		Vulcan Materials Co	2,144,916
2,109		Westlake Chemical Corp	148,790
2,652	*	WR Grace & Co	250,879
		TOTAL MATERIALS	86,539,011

MEDIA - 1.8%
12,871		CBS Corp (Class B)	697,866
5,036		Clear Channel Outdoor Holdings, Inc (Class A)	36,561
59,467		Comcast Corp (Class A)	3,291,498
15,960	*	DISH Network Corp (Class A)	1,015,854
20,022	*,e	DreamWorks Animation SKG, Inc (Class A)	446,090
60,270		Gannett Co, Inc	1,898,505
11,874		John Wiley & Sons, Inc (Class A)	693,323
26,299	*	Liberty Media Corp	1,262,878
197

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

50,419	*	Liberty Media Corp (Class C)	$2,416,583
20,235	*	Live Nation, Inc	526,110
16,566	*	Madison Square Garden, Inc	1,255,040
132,142	*	News Corp	2,045,558
15,613	e	Regal Entertainment Group (Class A)	345,828
3,801	*	Starz-Liberty Capital	117,451
95,738		Thomson Corp	3,563,368
237,295		Time Warner, Inc	18,857,834
134,608		Twenty-First Century Fox, Inc	4,641,284
75,712		Walt Disney Co	6,918,563
		TOTAL MEDIA	50,030,194

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.1%
76,780		Agilent Technologies, Inc	4,244,398
5,891	*	Alkermes plc	297,790
2,772	*	Alnylam Pharmaceuticals, Inc	257,075
10,821		Amgen, Inc	1,754,950
5,390	*	Bio-Rad Laboratories, Inc (Class A)	608,100
5,213	*	Bio-Techne Corp	474,644
286,650		Bristol-Myers Squibb Co	16,680,163
6,844	*	Charles River Laboratories International, Inc	432,267
1,558	*	Covance, Inc	124,484
864	*	Cubist Pharmaceuticals, Inc	62,459
264,642		Eli Lilly & Co	17,553,704
44,412	*	Hospira, Inc	2,384,924
641,511		Johnson & Johnson	69,142,056
8,467	*	Mallinckrodt plc	780,488
676,050		Merck & Co, Inc	39,170,337
2,827	*,e	Myriad Genetics, Inc	111,638
24,401		PerkinElmer, Inc	1,059,491
27,862		Perrigo Co plc	4,498,320
1,715,847		Pfizer, Inc	51,389,618
63,002	*	Qiagen NV (NASDAQ)	1,478,027
8,525	*	Quintiles Transnational Holdings, Inc	499,054
64,132		Thermo Electron Corp	7,539,999
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	220,543,986

REAL ESTATE - 4.7%
19,039		Alexandria Real Estate Equities, Inc	1,580,237
28,085		American Campus Communities, Inc	1,102,898
93,742		American Capital Agency Corp	2,131,693
40,389		American Homes 4 Rent	708,019
245,310		American Realty Capital Properties, Inc	2,175,900
251,796		Annaly Capital Management, Inc	2,872,992
16,840		Apartment Investment & Management Co (Class A)	602,704
34,868		AvalonBay Communities, Inc	5,433,829
51,156		BioMed Realty Trust, Inc	1,111,108
36,230		Boston Properties, Inc	4,592,153
48,189		Brandywine Realty Trust	743,556
14,384		Brixmor Property Group, Inc	350,394
22,737		Camden Property Trust	1,743,246
46,990		CBL & Associates Properties, Inc	898,919
198

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

29,459	*	CBS Outdoor Americas, Inc	$896,437
282,114		Chimera Investment Corp	880,196
28,540		Columbia Property Trust, Inc	720,064
22,929		Corporate Office Properties Trust	626,879
78,829		DDR Corp	1,429,958
35,967		Digital Realty Trust, Inc	2,481,363
39,652		Douglas Emmett, Inc	1,115,411
87,555		Duke Realty Corp	1,660,043
35,033		Equity Commonwealth	935,732
6,278		Equity Lifestyle Properties, Inc	308,250
97,168		Equity Residential	6,759,006
16,867		Essex Property Trust, Inc	3,403,086
6,442		Federal Realty Investment Trust	849,056
43,593	*	Forest City Enterprises, Inc (Class A)	910,658
20,024		Gaming and Leisure Properties, Inc	625,750
151,816		General Growth Properties, Inc	3,933,553
122,923		HCP, Inc	5,404,924
41,376		Health Care REIT, Inc	2,942,247
56,398		Healthcare Trust of America, Inc	724,150
15,172		Home Properties, Inc	975,711
40,019		Hospitality Properties Trust	1,184,963
203,637		Host Marriott Corp	4,746,779
5,341	*	Howard Hughes Corp	787,157
4,516		Iron Mountain, Inc	162,892
8,748		Jones Lang LaSalle, Inc	1,182,817
21,795		Kilroy Realty Corp	1,476,393
109,078		Kimco Realty Corp	2,721,496
39,246		Liberty Property Trust	1,364,583
38,110		Macerich Co	2,686,755
102,807		MFA Mortgage Investments, Inc	861,523
19,698		Mid-America Apartment Communities, Inc	1,391,861
32,496		National Retail Properties, Inc	1,238,748
47,919		NorthStar Realty Finance Corp	890,335
23,339		Omega Healthcare Investors, Inc	890,616
41,118		Piedmont Office Realty Trust, Inc	799,745
24,382		Plum Creek Timber Co, Inc	999,906
14,343		Post Properties, Inc	802,347
134,252		Prologis, Inc	5,591,596
3,024		Public Storage, Inc	557,444
30,800		Rayonier, Inc	1,030,876
22,208	*	Realogy Holdings Corp	910,750
58,846		Realty Income Corp	2,708,681
24,536		Regency Centers Corp	1,489,335
62,245		Retail Properties of America, Inc	976,624
54,138		Senior Housing Properties Trust	1,222,977
21,266		Simon Property Group, Inc	3,811,080
25,361		SL Green Realty Corp	2,934,268
110,286		Spirit Realty Capital, Inc	1,312,403
58,829		Starwood Property Trust, Inc	1,327,182
9,184		Tanger Factory Outlet Centers, Inc	328,512
1,300		Taubman Centers, Inc	98,865
97,985		Two Harbors Investment Corp	992,588
199

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

66,809		UDR, Inc	$2,019,636
41,228		Ventas, Inc	2,824,530
39,061		Vornado Realty Trust	4,276,398
40,905		Washington Prime Group, Inc	721,155
33,389		Weingarten Realty Investors	1,210,351
126,694		Weyerhaeuser Co	4,289,859
26,476		WP Carey, Inc	1,792,955
		TOTAL REAL ESTATE	130,247,103

RETAILING - 1.4%
13,953		Aaron’s, Inc	345,476
17,177	e	Abercrombie & Fitch Co (Class A)	575,086
36,245	*	Ascena Retail Group, Inc	451,250
28,753	*	Bed Bath & Beyond, Inc	1,936,227
53,735		Best Buy Co, Inc	1,834,513
10,664		Big Lots, Inc	486,812
11,724	*,e	Cabela’s, Inc	562,986
18,198	*,e	Carmax, Inc	1,017,450
24,045		Chico’s FAS, Inc	362,599
3,356		CST Brands, Inc	128,367
21,125		Dick’s Sporting Goods, Inc	958,441
2,417		Dillard’s, Inc (Class A)	255,622
19,726	*	Dollar General Corp	1,236,228
21,576		DSW, Inc (Class A)	639,728
1,367		Family Dollar Stores, Inc	107,022
33,578		Foot Locker, Inc	1,880,704
29,652	e	GameStop Corp (Class A)	1,267,920
2,601		Genuine Parts Co	252,505
1,535	*	HomeAway, Inc	53,572
83,880	*,e	JC Penney Co, Inc	638,327
53,300		Kohl’s Corp	2,889,926
41,498		L Brands, Inc	2,992,836
65,205	*	Liberty Interactive Corp	1,704,459
21,954		Macy’s, Inc	1,269,380
4,295	*	Michaels Cos, Inc	78,513
6,928	*	Murphy USA, Inc	396,974
6,014		Penske Auto Group, Inc	272,073
11,470	*	Sally Beauty Holdings, Inc	336,186
1,692	*,e	Sears Holdings Corp	59,085
6,708		Signet Jewelers Ltd	805,027
171,827		Staples, Inc	2,178,766
153,266		Target Corp	9,474,904
8,149	*	Urban Outfitters, Inc	247,404
		TOTAL RETAILING	37,696,368

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
52,109		Altera Corp	1,790,986
46,476		Analog Devices, Inc	2,306,139
107,428		Applied Materials, Inc	2,373,085
143,471		Broadcom Corp (Class A)	6,008,565
14,696	*,e	Cree, Inc	462,630
19,745	*	First Solar, Inc	1,162,981
200

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

2,953	*,e	Freescale Semiconductor Holdings Ltd	$58,735
1,222,887		Intel Corp	41,590,387
4,295		Kla-Tencor Corp	339,949
32,284		Lam Research Corp	2,513,632
111,670		Marvell Technology Group Ltd	1,500,845
6,141		Maxim Integrated Products, Inc	180,177
34,946	*	Micron Technology, Inc	1,156,363
123,955		Nvidia Corp	2,422,081
56,978	*	ON Semiconductor Corp	472,348
49,796	*	SunEdison, Inc	971,520
12,454	*,e	SunPower Corp	396,535
49,953		Teradyne, Inc	919,135
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	66,626,093

SOFTWARE & SERVICES - 3.0%
44,779		Activision Blizzard, Inc	893,341
43,571		Amdocs Ltd	2,071,365
19,342	*	Ansys, Inc	1,519,508
22,185	*	AOL, Inc	965,713
12,349	*	Autodesk, Inc	710,561
2,219		Booz Allen Hamilton Holding Co	58,471
86,743		CA, Inc	2,520,752
3,829	*	Citrix Systems, Inc	245,937
36,148		Computer Sciences Corp	2,183,339
1,363		DST Systems, Inc	131,325
19,571	*	Electronic Arts, Inc	801,824
67,873		Fidelity National Information Services, Inc	3,963,105
4,511	*,e	FireEye, Inc	153,329
24,628	*	First American Corp	772,580
37,083	*	Genpact Ltd	650,807
11,634		IAC/InterActiveCorp	787,505
3,315	*	Informatica Corp	118,213
16,720		Leidos Holdings, Inc	611,450
784,420		Microsoft Corp	36,828,519
69,970	*	Nuance Communications, Inc	1,079,637
9,540		Paychex, Inc	447,808
25,211	*	Rovi Corp	526,406
185,893		Symantec Corp	4,613,864
41,234	*	Synopsys, Inc	1,689,769
8,445	*	Teradata Corp	357,392
10,118		Total System Services, Inc	341,887
313,978		Xerox Corp	4,169,628
270,921	*	Yahoo!, Inc	12,475,912
194,985	*	Zynga, Inc	497,212
		TOTAL SOFTWARE & SERVICES	82,187,159

TECHNOLOGY HARDWARE & EQUIPMENT - 3.8%
761	*	Arista Networks, Inc	61,831
26,474	*	Arrow Electronics, Inc	1,505,312
29,919		Avnet, Inc	1,293,997
11,403		AVX Corp	164,659
119,608		Brocade Communications Systems, Inc	1,283,394
201

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

1,377,914		Cisco Systems, Inc	$33,717,555
269,732		Corning, Inc	5,510,625
12,956		Dolby Laboratories, Inc (Class A)	543,115
8,478	*	EchoStar Corp (Class A)	396,177
496,279		EMC Corp	14,258,096
10,801		Flir Systems, Inc	362,157
22,498		Harris Corp	1,565,861
508,973		Hewlett-Packard Co	18,261,951
41,240	*	Ingram Micro, Inc (Class A)	1,106,882
53,395		Jabil Circuit, Inc	1,118,625
63,198	*	JDS Uniphase Corp	850,645
98,599		Juniper Networks, Inc	2,077,481
23,107	*,e	Knowles Corp	449,662
16,516		Lexmark International, Inc (Class A)	712,831
47,025		Motorola, Inc	3,033,112
39,880	*	NCR Corp	1,103,480
57,457		NetApp, Inc	2,459,160
32,117		SanDisk Corp	3,023,494
5,750	*,e	Stratasys Ltd	692,070
10,169	*	Tech Data Corp	607,293
35,201		Vishay Intertechnology, Inc	475,565
59,699		Western Digital Corp	5,872,591
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	102,507,621

TELECOMMUNICATION SERVICES - 2.2%
1,396,222		AT&T, Inc	48,644,375
145,390		CenturyTel, Inc	6,030,777
266,307	e	Frontier Communications Corp	1,741,648
200,758	*,e	Sprint Corp	1,190,495
22,361		Telephone & Data Systems, Inc	573,336
70,481	*	T-Mobile US, Inc	2,057,340
3,158	*	US Cellular Corp	115,014
10,064		Windstream Holdings, Inc	105,471
		TOTAL TELECOMMUNICATION SERVICES	60,458,456

TRANSPORTATION - 1.4%
4,102		Alaska Air Group, Inc	218,350
911		Amerco, Inc	246,990
14,905		Con-Way, Inc	646,430
2,149		Copa Holdings S.A. (Class A)	251,261
270,188		CSX Corp	9,626,798
215,966		Delta Air Lines, Inc	8,688,312
45,320		FedEx Corp	7,586,568
7,461	*	Genesee & Wyoming, Inc (Class A)	717,748
6,513		Kansas City Southern Industries, Inc	799,731
65,743		Norfolk Southern Corp	7,273,806
14,140		Ryder System, Inc	1,250,966
20,642		Southwest Airlines Co	711,736
		TOTAL TRANSPORTATION	38,018,696
202

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

UTILITIES - 6.3%
196,062		AES Corp	$2,758,592
31,688		AGL Resources, Inc	1,708,300
30,316		Alliant Energy Corp	1,876,864
65,671		Ameren Corp	2,780,510
131,472		American Electric Power Co, Inc	7,670,077
48,518		American Water Works Co, Inc	2,589,406
48,136		Aqua America, Inc	1,261,163
26,620		Atmos Energy Corp	1,410,860
98,873	*	Calpine Corp	2,256,282
114,197		Centerpoint Energy, Inc	2,803,536
71,614		CMS Energy Corp	2,339,629
78,647		Consolidated Edison, Inc	4,983,074
146,907		Dominion Resources, Inc	10,474,469
47,652		DTE Energy Co	3,915,088
190,248		Duke Energy Corp	15,628,873
87,410		Edison International	5,470,118
48,280		Entergy Corp	4,056,486
231,135		Exelon Corp	8,457,230
113,004		FirstEnergy Corp	4,219,569
42,359		Great Plains Energy, Inc	1,140,728
27,246	e	Hawaiian Electric Industries, Inc	767,247
21,953		Integrys Energy Group, Inc	1,595,544
3,051		ITC Holdings Corp	120,850
50,918		MDU Resources Group, Inc	1,434,869
22,323		National Fuel Gas Co	1,545,421
117,315		NextEra Energy, Inc	11,757,309
84,860		NiSource, Inc	3,569,212
85,003		Northeast Utilities	4,194,898
89,541		NRG Energy, Inc	2,684,439
52,913		OGE Energy Corp	1,973,126
68,552		Pepco Holdings, Inc	1,874,212
125,647		PG&E Corp	6,322,557
29,750		Pinnacle West Capital Corp	1,828,733
178,013		PPL Corp	6,228,675
135,730		Public Service Enterprise Group, Inc	5,607,006
46,539		Questar Corp	1,122,055
38,553		SCANA Corp	2,116,174
66,142		Sempra Energy	7,275,620
239,815		Southern Co	11,117,823
61,995		TECO Energy, Inc	1,215,722
45,868		UGI Corp	1,728,765
22,023		Vectren Corp	989,934
35,176		Westar Energy, Inc	1,330,005
59,929	e	Wisconsin Energy Corp	2,976,074
134,916		Xcel Energy, Inc	4,515,639
		TOTAL UTILITIES	173,692,763

		TOTAL COMMON STOCKS	2,734,859,943
		(Cost $2,321,157,222)
203

TIAA-CREF FUNDS - Large-Cap Value Index Fund

SHARES		COMPANY	VALUE

SHORT-TERM INVESTMENTS - 1.7%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 1.7%
45,999,401	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	$45,999,401
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	45,999,401

		TOTAL SHORT-TERM INVESTMENTS	45,999,401
		(Cost $45,999,401)

		TOTAL INVESTMENTS - 101.3%	2,780,859,344
		(Cost $2,367,156,623)
		OTHER ASSETS & LIABILITIES, NET - (1.3)%	(34,021,098)
		NET ASSETS - 100.0%	$2,746,838,246

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $45,444,556.
204

TIAA-CREF FUNDS - S&P 500 Index Fund

TIAA-CREF FUNDS

S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.6%

AUTOMOBILES & COMPONENTS - 1.0%
31,523	*	BorgWarner, Inc	$1,797,441
40,642		Delphi Automotive plc	2,803,485
528,283		Ford Motor Co	7,443,508
183,735		General Motors Co	5,769,279
38,339		Goodyear Tire & Rubber Co	928,954
29,683		Harley-Davidson, Inc	1,950,173
90,765		Johnson Controls, Inc	4,288,646
		TOTAL AUTOMOBILES & COMPONENTS	24,981,486

BANKS - 6.0%
1,434,830		Bank of America Corp	24,621,683
98,220		BB&T Corp	3,720,574
413,388		Citigroup, Inc	22,128,659
24,754		Comerica, Inc	1,181,756
112,967		Fifth Third Bancorp	2,258,210
67,498		Hudson City Bancorp, Inc	651,356
111,941		Huntington Bancshares, Inc	1,109,335
513,043		JPMorgan Chase & Co	31,028,841
118,968		Keycorp	1,570,378
18,141	e	M&T Bank Corp	2,216,467
42,159	e	People’s United Financial, Inc	616,364
73,839		PNC Financial Services Group, Inc	6,378,951
186,916		Regions Financial Corp	1,856,076
71,907		SunTrust Banks, Inc	2,814,440
245,783		US Bancorp	10,470,356
647,379		Wells Fargo & Co	34,369,351
28,005		Zions Bancorporation	811,305
		TOTAL BANKS	147,804,102

CAPITAL GOODS - 7.6%
88,386		3M Co	13,591,115
13,689		Allegion plc	726,749
33,419		Ametek, Inc	1,742,801
91,426		Boeing Co	11,420,022
85,558		Caterpillar, Inc	8,676,437
23,340		Cummins, Inc	3,411,841
82,885		Danaher Corp	6,663,954
48,915		Deere & Co	4,184,189
22,721		Dover Corp	1,804,956
64,578		Eaton Corp	4,416,489
95,204		Emerson Electric Co	6,098,768
37,065	e	Fastenal Co	1,632,343
18,850		Flowserve Corp	1,281,612
21,127		Fluor Corp	1,401,565
205

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

43,329		General Dynamics Corp	$6,055,661
1,368,574		General Electric Co	35,322,895
106,740		Honeywell International, Inc	10,259,849
49,530		Illinois Tool Works, Inc	4,509,707
36,285	*	Ingersoll-Rand plc	2,272,167
18,578	*	Jacobs Engineering Group, Inc	881,526
13,759		Joy Global, Inc	724,136
11,868		L-3 Communications Holdings, Inc	1,441,487
36,816		Lockheed Martin Corp	7,016,025
48,354		Masco Corp	1,067,173
28,267		Northrop Grumman Corp	3,899,715
48,418		Paccar, Inc	3,162,664
14,650		Pall Corp	1,339,303
20,067		Parker Hannifin Corp	2,549,111
26,088		Pentair plc	1,749,200
19,572		Precision Castparts Corp	4,319,540
28,810	*	Quanta Services, Inc	981,845
42,345		Raytheon Co	4,398,799
18,742		Rockwell Automation, Inc	2,105,664
18,614		Rockwell Collins, Inc	1,566,368
13,543		Roper Industries, Inc	2,143,857
7,898		Snap-On, Inc	1,043,642
21,208		Stanley Works	1,985,917
38,028		Textron, Inc	1,579,303
13,036	*	United Rentals, Inc	1,434,742
116,058		United Technologies Corp	12,418,206
8,219		W.W. Grainger, Inc	2,028,449
25,117		Xylem, Inc	913,254
		TOTAL CAPITAL GOODS	186,223,046

COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
23,661	e	ADT Corp	848,010
13,235		Cintas Corp	969,331
4,943		Dun & Bradstreet Corp	607,050
16,609		Equifax, Inc	1,257,966
41,434		Nielsen Holdings NV	1,760,531
27,074		Pitney Bowes, Inc	669,811
34,307		Republic Services, Inc	1,317,389
18,729		Robert Half International, Inc	1,025,975
11,639	*	Stericycle, Inc	1,466,514
60,597		Tyco International Ltd	2,601,429
59,196		Waste Management, Inc	2,894,092
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	15,418,098

CONSUMER DURABLES & APPAREL - 1.3%
37,784		Coach, Inc	1,299,014
45,258		DR Horton, Inc	1,031,430
6,346	*	Fossil Group, Inc	645,134
16,478	e	Garmin Ltd	914,199
9,336		Harman International Industries, Inc	1,002,126
15,539		Hasbro, Inc	893,959
19,207		Leggett & Platt, Inc	756,372
206

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

24,441		Lennar Corp (Class A)	$1,052,918
45,592		Mattel, Inc	1,416,543
28,168	*	Michael Kors Holdings Ltd	2,213,723
8,515	*	Mohawk Industries, Inc	1,209,470
37,419		Newell Rubbermaid, Inc	1,247,175
95,944		Nike, Inc (Class B)	8,919,914
11,314		Phillips-Van Heusen Corp	1,293,756
46,131		Pulte Homes, Inc	885,254
8,239		Ralph Lauren Corp	1,358,117
22,690	*	Under Armour, Inc (Class A)	1,488,010
47,045		VF Corp	3,184,006
10,653		Whirlpool Corp	1,832,849
		TOTAL CONSUMER DURABLES & APPAREL	32,643,969

CONSUMER SERVICES - 1.6%
61,716		Carnival Corp	2,477,897
4,218	*	Chipotle Mexican Grill, Inc (Class A)	2,691,084
17,610	e	Darden Restaurants, Inc	911,846
37,365		H&R Block, Inc	1,207,263
29,604		Marriott International, Inc (Class A)	2,242,503
133,958		McDonald’s Corp	12,555,883
102,457		Starbucks Corp	7,741,651
25,807		Starwood Hotels & Resorts Worldwide, Inc	1,978,365
17,077		Wyndham Worldwide Corp	1,326,371
11,088		Wynn Resorts Ltd	2,106,831
59,980		Yum! Brands, Inc	4,308,363
		TOTAL CONSUMER SERVICES	39,548,057

DIVERSIFIED FINANCIALS - 4.0%
7,540	*	Affiliated Managers Group, Inc	1,506,417
122,777		American Express Co	11,043,791
25,351		Ameriprise Financial, Inc	3,198,536
154,547		Bank of New York Mellon Corp	5,984,060
17,177		BlackRock, Inc	5,859,246
76,339		Capital One Financial Corp	6,318,579
156,404		Charles Schwab Corp	4,484,103
43,213		CME Group, Inc	3,621,682
63,141		Discover Financial Services	4,027,133
39,445	*	E*Trade Financial Corp	879,623
53,649		Franklin Resources, Inc	2,983,421
55,857		Goldman Sachs Group, Inc	10,612,271
15,417		IntercontinentalExchange Group, Inc	3,211,207
59,126		Invesco Ltd	2,392,829
13,704		Legg Mason, Inc	712,608
42,686		Leucadia National Corp	1,015,073
36,824		McGraw-Hill Financial, Inc	3,331,835
25,219		Moody’s Corp	2,502,481
208,926		Morgan Stanley	7,301,964
15,930		NASDAQ OMX Group, Inc	689,132
57,294		Navient Corp	1,133,275
30,176		Northern Trust Corp	2,000,669
39,450		SPDR Trust Series 1	7,955,487
207

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

57,773		State Street Corp	$4,359,551
35,926		T Rowe Price Group, Inc	2,949,165
		TOTAL DIVERSIFIED FINANCIALS	100,074,138

ENERGY - 9.1%
69,038		Anadarko Petroleum Corp	6,336,308
51,961		Apache Corp	4,011,389
58,999		Baker Hughes, Inc	3,124,587
57,222		Cabot Oil & Gas Corp	1,779,604
27,575	*	Cameron International Corp	1,642,091
70,955		Chesapeake Energy Corp	1,573,782
259,008		Chevron Corp	31,068,010
11,853		Cimarex Energy Co	1,347,330
167,729		ConocoPhillips	12,101,647
31,597		Consol Energy, Inc	1,162,770
48,487		Denbury Resources, Inc	601,239
52,389		Devon Energy Corp	3,143,340
9,357	e	Diamond Offshore Drilling, Inc	352,852
32,162		Ensco plc	1,305,456
74,658		EOG Resources, Inc	7,096,243
20,632		EQT Corp	1,940,233
581,671	d	Exxon Mobil Corp	56,253,402
32,161	*	FMC Technologies, Inc	1,802,302
115,990		Halliburton Co	6,395,689
14,760		Helmerich & Payne, Inc	1,281,463
35,401		Hess Corp	3,002,359
89,433	e	Kinder Morgan, Inc	3,461,057
91,252		Marathon Oil Corp	3,230,321
38,519		Marathon Petroleum Corp	3,501,377
22,977		Murphy Oil Corp	1,226,742
41,173		Nabors Industries Ltd	734,938
58,630		National Oilwell Varco, Inc	4,258,883
18,598	*	Newfield Exploration Co	606,481
35,785		Noble Corp plc	748,622
48,722		Noble Energy, Inc	2,807,849
106,356		Occidental Petroleum Corp	9,458,239
28,126	*	Oneok, Inc	1,657,746
76,212		Phillips 66	5,982,642
19,533		Pioneer Natural Resources Co	3,692,909
24,045		Questar Market Resources, Inc	602,808
23,039		Range Resources Corp	1,575,868
176,855		Schlumberger Ltd	17,448,514
48,166	*	Southwestern Energy Co	1,565,877
91,390		Spectra Energy Corp	3,576,091
17,476		Tesoro Corp	1,247,961
46,325	e	Transocean Ltd (NYSE)	1,381,875
71,974		Valero Energy Corp	3,605,178
91,539		Williams Cos, Inc	5,081,330
		TOTAL ENERGY	224,775,404

FOOD & STAPLES RETAILING - 2.1%
59,778		Costco Wholesale Corp	7,972,592
208

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

157,969		CVS Corp	$13,555,320
31,734		Safeway, Inc	1,106,247
79,769		Sysco Corp	3,074,297
120,001		Walgreen Co	7,706,464
215,385		Wal-Mart Stores, Inc	16,427,414
49,111		Whole Foods Market, Inc	1,931,536
		TOTAL FOOD & STAPLES RETAILING	51,773,870

FOOD, BEVERAGE & TOBACCO - 5.4%
270,159		Altria Group, Inc	13,059,486
87,976		Archer Daniels Midland Co	4,134,872
21,497		Brown-Forman Corp (Class B)	1,992,127
24,616		Campbell Soup Co	1,087,289
537,552		Coca-Cola Co	22,512,678
30,774		Coca-Cola Enterprises, Inc	1,334,053
57,454		ConAgra Foods, Inc	1,973,545
22,843	*	Constellation Brands, Inc (Class A)	2,091,048
26,799		Dr Pepper Snapple Group, Inc	1,855,831
83,474		General Mills, Inc	4,337,309
20,259		Hershey Co	1,943,041
18,609		Hormel Foods Corp	1,003,211
14,056		J.M. Smucker Co	1,461,824
34,753		Kellogg Co	2,222,802
16,672		Keurig Green Mountain, Inc	2,529,976
81,171		Kraft Foods Group, Inc	4,573,986
66,837		Kroger Co	3,723,489
49,054		Lorillard, Inc	3,016,821
17,708		McCormick & Co, Inc	1,252,310
27,669		Mead Johnson Nutrition Co	2,747,808
21,719		Molson Coors Brewing Co (Class B)	1,615,459
229,935		Mondelez International, Inc	8,107,508
19,673	*	Monster Beverage Corp	1,984,612
205,419		PepsiCo, Inc	19,755,145
213,063		Philip Morris International, Inc	18,964,738
42,250		Reynolds American, Inc	2,657,947
40,080		Tyson Foods, Inc (Class A)	1,617,228
		TOTAL FOOD, BEVERAGE & TOBACCO	133,556,143

HEALTH CARE EQUIPMENT & SERVICES - 4.5%
205,099		Abbott Laboratories	8,940,265
48,103		Aetna, Inc	3,968,979
28,935		AmerisourceBergen Corp	2,471,338
10,199		Bard (C.R.), Inc	1,672,330
73,932		Baxter International, Inc	5,185,591
26,058		Becton Dickinson & Co	3,353,665
179,569	*	Boston Scientific Corp	2,384,676
45,863		Cardinal Health, Inc	3,599,328
27,573	*	CareFusion Corp	1,581,863
41,521	*	Cerner Corp	2,629,940
35,989		Cigna Corp	3,583,425
61,510		Covidien plc	5,685,984
23,520	*	DaVita, Inc	1,836,206
209

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

19,535		Dentsply International, Inc	$991,792
14,376	*	Edwards Lifesciences Corp	1,738,346
101,619	*	Express Scripts Holding Co	7,806,372
21,050		Humana, Inc	2,922,793
4,897	*	Intuitive Surgical, Inc	2,427,933
11,801	*	Laboratory Corp of America Holdings	1,289,731
31,626		McKesson Corp	6,433,045
133,653		Medtronic, Inc	9,109,789
12,277		Patterson Cos, Inc	529,261
19,791		Quest Diagnostics, Inc	1,255,937
38,555		St. Jude Medical, Inc	2,474,074
40,862		Stryker Corp	3,576,651
13,824	*	Tenet Healthcare Corp	774,835
132,531		UnitedHealth Group, Inc	12,591,771
12,429		Universal Health Services, Inc (Class B)	1,289,012
14,104	*	Varian Medical Systems, Inc	1,186,428
37,402		WellPoint, Inc	4,738,459
23,102		Zimmer Holdings, Inc	2,569,866
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	110,599,685

HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
60,463		Avon Products, Inc	628,815
17,509		Clorox Co	1,742,146
117,108		Colgate-Palmolive Co	7,832,183
30,840		Estee Lauder Cos (Class A)	2,318,551
51,016		Kimberly-Clark Corp	5,829,598
369,310		Procter & Gamble Co	32,229,684
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	50,580,977

INSURANCE - 4.2%
45,793		ACE Ltd	5,005,175
61,334		Aflac, Inc	3,663,480
59,095		Allstate Corp	3,832,311
194,656		American International Group, Inc	10,427,722
39,535		Aon plc	3,400,010
10,030		Assurant, Inc	684,247
248,634	*	Berkshire Hathaway, Inc (Class B)	34,848,542
32,769		Chubb Corp	3,255,928
20,390		Cincinnati Financial Corp	1,029,083
68,790	*	Genworth Financial, Inc (Class A)	962,372
60,655		Hartford Financial Services Group, Inc	2,400,725
35,619		Lincoln National Corp	1,950,496
40,982		Loews Corp	1,786,815
74,297		Marsh & McLennan Cos, Inc	4,039,528
153,429		Metlife, Inc	8,321,989
37,174		Principal Financial Group	1,946,802
73,061		Progressive Corp	1,929,541
62,485		Prudential Financial, Inc	5,532,422
18,175		Torchmark Corp	962,548
46,253		Travelers Cos, Inc	4,662,302
34,659		UnumProvident Corp	1,159,690
35,911		XL Capital Ltd	1,216,665
		TOTAL INSURANCE	103,018,393
210

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

MATERIALS - 3.3%
26,156		Air Products & Chemicals, Inc	$3,522,167
9,121		Airgas, Inc	1,017,356
159,402		Alcoa, Inc	2,671,578
14,852		Allegheny Technologies, Inc	487,888
13,103		Avery Dennison Corp	613,876
18,949		Ball Corp	1,220,884
14,119		Bemis Co, Inc	543,158
6,785		CF Industries Holdings, Inc	1,764,100
153,009		Dow Chemical Co	7,558,645
124,696		Du Pont (E.I.) de Nemours & Co	8,622,728
20,249		Eastman Chemical Co	1,635,714
36,753		Ecolab, Inc	4,088,036
18,217		FMC Corp	1,044,745
141,618		Freeport-McMoRan Copper & Gold, Inc (Class B)	4,036,113
11,005		International Flavors & Fragrances, Inc	1,091,146
57,931		International Paper Co	2,932,467
58,133		LyondellBasell Industries AF S.C.A	5,326,727
8,357		Martin Marietta Materials, Inc	977,100
23,201		MeadWestvaco Corp	1,024,788
71,577		Monsanto Co	8,234,218
43,230		Mosaic Co	1,915,521
69,008		Newmont Mining Corp	1,294,590
43,064		Nucor Corp	2,328,040
23,277	*	Owens-Illinois, Inc	599,848
18,800		PPG Industries, Inc	3,829,372
39,835		Praxair, Inc	5,018,812
28,979		Sealed Air Corp	1,050,489
11,241		Sherwin-Williams Co	2,580,484
16,150		Sigma-Aldrich Corp	2,194,947
18,004		Vulcan Materials Co	1,111,027
		TOTAL MATERIALS	80,336,564

MEDIA - 3.5%
29,460	e	Cablevision Systems Corp (Class A)	548,545
65,881		CBS Corp (Class B)	3,572,068
352,997		Comcast Corp (Class A)	19,538,384
68,499	*	DIRECTV	5,945,028
19,883	*	Discovery Communications, Inc (Class A)	702,864
37,301	*	Discovery Communications, Inc (Class C)	1,305,162
30,381		Gannett Co, Inc	957,002
56,769		Interpublic Group of Cos, Inc	1,100,751
67,275	*	News Corp	1,041,417
34,350		Omnicom Group, Inc	2,468,391
14,155		Scripps Networks Interactive (Class A)	1,093,332
38,039		Time Warner Cable, Inc	5,599,721
116,622		Time Warner, Inc	9,267,950
256,759		Twenty-First Century Fox, Inc	8,853,050
51,936		Viacom, Inc (Class B)	3,774,709
215,410		Walt Disney Co	19,684,166
		TOTAL MEDIA	85,452,540
211

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 9.7%
217,157		AbbVie, Inc	$13,780,783
36,057	*	Actavis plc	8,752,476
45,166		Agilent Technologies, Inc	2,496,776
26,993	*	Alexion Pharmaceuticals, Inc	5,165,380
40,527		Allergan, Inc	7,702,562
103,601		Amgen, Inc	16,802,010
32,208	*	Biogen Idec, Inc	10,341,345
226,140		Bristol-Myers Squibb Co	13,159,087
109,049	*	Celgene Corp	11,678,057
134,116		Eli Lilly & Co	8,895,914
206,208	*	Gilead Sciences, Inc	23,095,296
22,987	*	Hospira, Inc	1,234,402
384,656		Johnson & Johnson	41,458,224
15,436	*	Mallinckrodt plc	1,422,890
393,460		Merck & Co, Inc	22,797,072
50,778	*	Mylan Laboratories, Inc	2,719,162
15,302		PerkinElmer, Inc	664,413
18,304		Perrigo Co plc	2,955,181
864,344		Pfizer, Inc	25,887,103
10,067	*	Regeneron Pharmaceuticals, Inc	3,963,579
54,450		Thermo Electron Corp	6,401,687
32,495	*	Vertex Pharmaceuticals, Inc	3,660,237
11,452	*	Waters Corp	1,268,882
68,489		Zoetis Inc	2,545,051
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	238,847,569

REAL ESTATE - 2.4%
53,911		American Tower Corp	5,256,322
20,841		Apartment Investment & Management Co (Class A)	745,899
17,768		AvalonBay Communities, Inc	2,768,965
20,792		Boston Properties, Inc	2,635,386
38,144	*	CBRE Group, Inc	1,220,608
45,479		Crown Castle International Corp	3,552,819
49,349		Equity Residential	3,432,716
8,754		Essex Property Trust, Inc	1,766,207
85,306		General Growth Properties, Inc	2,210,278
62,666		HCP, Inc	2,755,424
44,143		Health Care REIT, Inc	3,139,009
102,078		Host Marriott Corp	2,379,438
23,673		Iron Mountain, Inc	853,885
56,050		Kimco Realty Corp	1,398,448
19,313		Macerich Co	1,361,567
24,475		Plum Creek Timber Co, Inc	1,003,720
68,256		Prologis, Inc	2,842,862
19,781		Public Storage, Inc	3,646,430
42,391		Simon Property Group, Inc	7,596,891
39,866		Ventas, Inc	2,731,220
23,733		Vornado Realty Trust	2,598,289
71,652		Weyerhaeuser Co	2,426,137
		TOTAL REAL ESTATE	58,322,520
212

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

RETAILING - 4.2%
51,681	*	Amazon.com, Inc	$15,786,478
10,864	*	Autonation, Inc	622,073
4,421	*	AutoZone, Inc	2,447,112
25,255	*	Bed Bath & Beyond, Inc	1,700,672
39,752		Best Buy Co, Inc	1,357,133
29,724	*,e	Carmax, Inc	1,661,869
41,117	*	Dollar General Corp	2,576,802
28,013	*	Dollar Tree, Inc	1,696,747
13,558		Expedia, Inc	1,152,023
13,162		Family Dollar Stores, Inc	1,030,453
15,501	e	GameStop Corp (Class A)	662,823
37,198		Gap, Inc	1,409,432
20,695		Genuine Parts Co	2,009,071
183,600		Home Depot, Inc	17,904,672
27,891		Kohl’s Corp	1,512,250
33,566		L Brands, Inc	2,420,780
134,658		Lowe’s Companies, Inc	7,702,438
48,255		Macy’s, Inc	2,790,104
8,211	*	NetFlix, Inc	3,225,035
19,367		Nordstrom, Inc	1,406,238
14,214	*	O’Reilly Automotive, Inc	2,499,958
13,769		Petsmart, Inc	996,187
7,154	*	Priceline.com, Inc	8,629,226
28,545		Ross Stores, Inc	2,304,152
88,021		Staples, Inc	1,116,106
86,458		Target Corp	5,344,834
15,211		Tiffany & Co	1,462,081
94,529		TJX Companies, Inc	5,985,576
18,763		Tractor Supply Co	1,373,827
15,254	*	TripAdvisor, Inc	1,352,420
13,964	*	Urban Outfitters, Inc	423,947
		TOTAL RETAILING	102,562,519

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.3%
42,198		Altera Corp	1,450,345
42,585		Analog Devices, Inc	2,113,068
166,163		Applied Materials, Inc	3,670,541
34,351		Avago Technologies Ltd	2,962,774
73,514		Broadcom Corp (Class A)	3,078,766
10,325	*	First Solar, Inc	608,143
675,291		Intel Corp	22,966,647
22,629		Kla-Tencor Corp	1,791,085
22,129		Lam Research Corp	1,722,964
32,368		Linear Technology Corp	1,386,645
27,330	e	Microchip Technology, Inc	1,178,196
146,139	*	Micron Technology, Inc	4,835,740
69,934		Nvidia Corp	1,366,510
145,678		Texas Instruments, Inc	7,234,370
36,680		Xilinx, Inc	1,631,526
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	57,997,320
213

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

SOFTWARE & SERVICES - 10.3%
86,119		Accenture plc	$6,985,973
64,395	*	Adobe Systems, Inc	4,515,377
24,208	*	Akamai Technologies, Inc	1,459,742
7,564	*	Alliance Data Systems Corp	2,143,259
31,071	*	Autodesk, Inc	1,787,825
65,539		Automatic Data Processing, Inc	5,359,779
42,950		CA, Inc	1,248,127
22,430	*	Citrix Systems, Inc	1,440,679
82,842	*	Cognizant Technology Solutions Corp (Class A)	4,046,832
19,773		Computer Sciences Corp	1,194,289
154,082	*	eBay, Inc	8,089,305
42,920	*	Electronic Arts, Inc	1,758,432
283,940	*	Facebook, Inc	21,292,661
38,630		Fidelity National Information Services, Inc	2,255,606
34,087	*	Fiserv, Inc	2,368,365
38,746	*	Google, Inc	21,662,114
38,749	*	Google, Inc (Class A)	22,004,395
126,545		International Business Machines Corp	20,803,998
38,652		Intuit, Inc	3,401,763
134,263		Mastercard, Inc (Class A)	11,244,526
1,123,801		Microsoft Corp	52,762,457
443,610		Oracle Corp	17,322,970
44,762		Paychex, Inc	2,101,128
25,787	*	Red Hat, Inc	1,519,370
78,510	*	Salesforce.com, Inc	5,023,855
93,496		Symantec Corp	2,320,571
20,892	*	Teradata Corp	884,150
22,203		Total System Services, Inc	750,239
15,498	*,e	VeriSign, Inc	926,161
67,154		Visa, Inc (Class A)	16,212,990
71,335	e	Western Union Co	1,209,842
147,895		Xerox Corp	1,964,046
126,284	*	Yahoo!, Inc	5,815,378
		TOTAL SOFTWARE & SERVICES	253,876,204

TECHNOLOGY HARDWARE & EQUIPMENT - 6.8%
42,632		Amphenol Corp (Class A)	2,156,327
816,817		Apple, Inc	88,216,236
695,309		Cisco Systems, Inc	17,014,211
175,273		Corning, Inc	3,580,827
276,795		EMC Corp	7,952,320
10,129	*	F5 Networks, Inc	1,245,665
19,779		Flir Systems, Inc	663,190
14,260		Harris Corp	992,496
254,597		Hewlett-Packard Co	9,134,940
27,863		Jabil Circuit, Inc	583,730
54,772		Juniper Networks, Inc	1,154,046
29,974		Motorola, Inc	1,933,323
43,500		NetApp, Inc	1,861,800
214

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

228,596		Qualcomm, Inc	$17,947,072
30,643		SanDisk Corp	2,884,732
44,293		Seagate Technology, Inc	2,782,929
55,668		TE Connectivity Ltd	3,402,985
30,035		Western Digital Corp	2,954,543
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	166,461,372

TELECOMMUNICATION SERVICES - 2.4%
706,363		AT&T, Inc	24,609,687
77,649		CenturyTel, Inc	3,220,881
138,240	e	Frontier Communications Corp	904,090
565,405		Verizon Communications, Inc	28,411,601
83,655	e	Windstream Holdings, Inc	876,704
		TOTAL TELECOMMUNICATION SERVICES	58,022,963

TRANSPORTATION - 2.1%
20,245		CH Robinson Worldwide, Inc	1,401,156
136,365		CSX Corp	4,858,685
115,053		Delta Air Lines, Inc	4,628,582
26,785		Expeditors International of Washington, Inc	1,142,648
36,203		FedEx Corp	6,060,382
15,006		Kansas City Southern Industries, Inc	1,842,587
42,223		Norfolk Southern Corp	4,671,553
7,143		Ryder System, Inc	631,941
93,772		Southwest Airlines Co	3,233,259
122,412		Union Pacific Corp	14,254,877
95,950		United Parcel Service, Inc (Class B)	10,066,115
		TOTAL TRANSPORTATION	52,791,785

UTILITIES - 3.1%
90,566		AES Corp	1,274,264
16,273		AGL Resources, Inc	877,277
33,124		Ameren Corp	1,402,470
66,741		American Electric Power Co, Inc	3,893,670
58,168		Centerpoint Energy, Inc	1,428,024
37,527		CMS Energy Corp	1,226,007
39,846		Consolidated Edison, Inc	2,524,643
79,414		Dominion Resources, Inc	5,662,218
24,370		DTE Energy Co	2,002,239
96,479		Duke Energy Corp	7,925,750
44,126		Edison International	2,761,405
24,591		Entergy Corp	2,066,136
117,046		Exelon Corp	4,282,713
57,028		FirstEnergy Corp	2,129,425
11,014		Integrys Energy Group, Inc	800,497
59,603		NextEra Energy, Inc	5,973,413
42,869		NiSource, Inc	1,803,070
42,879		Northeast Utilities	2,116,079
46,312		NRG Energy, Inc	1,388,434
34,965		Pepco Holdings, Inc	955,943
64,083		PG&E Corp	3,224,657
15,413		Pinnacle West Capital Corp	947,437
215

TIAA-CREF FUNDS - S&P 500 Index Fund

SHARES		COMPANY	VALUE

90,634		PPL Corp	$3,171,284
68,523		Public Service Enterprise Group, Inc	2,830,685
19,423		SCANA Corp	1,066,128
31,455		Sempra Energy	3,460,050
122,357		Southern Co	5,672,471
31,841		TECO Energy, Inc	624,402
30,738	e	Wisconsin Energy Corp	1,526,449
68,461		Xcel Energy, Inc	2,291,390
		TOTAL UTILITIES	77,308,630

		TOTAL COMMON STOCKS	2,452,977,354
		(Cost $1,688,221,481)

SHORT-TERM INVESTMENTS - 0.8%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 0.8%
19,726,065	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	19,726,065
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	19,726,065

		TOTAL SHORT-TERM INVESTMENTS	19,726,065
		(Cost $19,726,065)

		TOTAL INVESTMENTS - 100.4%	2,472,703,419
		(Cost $1,707,947,546)
		OTHER ASSETS & LIABILITIES, NET - (0.4)%	(10,566,773)
		NET ASSETS - 100.0%	$2,462,136,646

Abbreviation(s):
REIT Real Estate Investment Trust
SPDR Standard & Poor’s Depository Receipts

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $19,471,255.
216

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

TIAA-CREF FUNDS

SMALL-CAP BLEND INDEX FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.8%

AUTOMOBILES & COMPONENTS - 1.2%
63,804	*	American Axle & Manufacturing Holdings, Inc	$1,233,331
58,503		Cooper Tire & Rubber Co	1,884,382
12,253	*	Cooper-Standard Holding, Inc	668,769
158,866		Dana Holding Corp	3,250,398
25,698	*,e	Dorman Products, Inc	1,191,359
22,488		Drew Industries, Inc	1,080,773
25,412	*	Federal Mogul Corp (Class A)	396,681
9,053	*	Fox Factory Holding Corp	153,358
13,759	*	Fuel Systems Solutions, Inc	126,996
33,799	*	Gentherm, Inc	1,409,418
46,498	*	Modine Manufacturing Co	596,569
14,361	*	Motorcar Parts of America, Inc	417,043
13,622	e	Remy International, Inc	251,735
7,143	*	Shiloh Industries, Inc	121,717
32,064		Spartan Motors, Inc	182,444
18,844		Standard Motor Products, Inc	744,715
26,814	*	Stoneridge, Inc	348,314
2,943		Strattec Security Corp	305,248
22,475		Superior Industries International, Inc	438,487
57,217	*	Tenneco, Inc	2,995,882
19,596	*	Tower International, Inc	476,183
27,008	*	Winnebago Industries, Inc	572,840
		TOTAL AUTOMOBILES & COMPONENTS	18,846,642

BANKS - 9.6%
14,432		1st Source Corp	451,577
28,054		1st United Bancorp, Inc	248,278
6,949		American National Bankshares, Inc	168,166
23,988		Ameris Bancorp	594,902
8,247	e	Ames National Corp	204,526
31,160		Apollo Residential Mortgage	519,749
8,824	e	Arrow Financial Corp	241,689
82,325		Astoria Financial Corp	1,082,574
28,260	e	Banc of California, Inc	332,620
6,760		Bancfirst Corp	439,400
26,997		Banco Latinoamericano de Exportaciones S.A. (Class E)	908,179
90,086		Bancorpsouth, Inc	2,074,681
47,368		Bank Mutual Corp	312,155
5,980		Bank of Kentucky Financial Corp	280,522
5,477		Bank of Marin Bancorp	273,412
75,622		Bank of the Ozarks, Inc	2,664,919
18,547		BankFinancial Corp	221,266
17,677		Banner Corp	764,000
75,647		BBCN Bancorp, Inc	1,069,649
217

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

7,909	*	BBX Capital Corp	$145,526
28,591	*	Beneficial Mutual Bancorp, Inc	383,977
23,361		Berkshire Hills Bancorp, Inc	602,247
26,535	*	Blue Hills Bancorp, Inc	353,712
19,705		BNC Bancorp	335,182
13,375	*,e	BofI Holding, Inc	1,030,142
76,097		Boston Private Financial Holdings, Inc	1,000,676
11,054		Bridge Bancorp, Inc	290,278
9,355	*	Bridge Capital Holdings	225,643
66,075		Brookline Bancorp, Inc	633,659
13,378		Bryn Mawr Bank Corp	412,444
3,033	*,e	C1 Financial, Inc	52,380
6,829		Camden National Corp	279,374
23,528	*	Capital Bank Financial Corp	609,140
10,709		Capital City Bank Group, Inc	161,813
133,702		Capitol Federal Financial	1,712,723
30,398		Cardinal Financial Corp	583,642
25,451	*	Cascade Bancorp	130,055
75,732		Cathay General Bancorp	2,000,082
33,816		Centerstate Banks of Florida, Inc	393,618
14,794		Central Pacific Financial Corp	279,607
3,258		Century Bancorp, Inc	123,739
18,235		Charter Financial Corp	206,785
28,427		Chemical Financial Corp	846,556
11,842	e	Citizens & Northern Corp	235,656
14,404	e	City Holding Co	648,036
25,149		Clifton Bancorp, Inc	327,440
13,729		CNB Financial Corp	248,632
35,823		CoBiz, Inc	430,592
50,063		Columbia Banking System, Inc	1,390,750
38,687		Community Bank System, Inc	1,475,909
13,786		Community Trust Bancorp, Inc	495,607
10,837	*,e	CommunityOne Bancorp	115,306
22,155		ConnectOne Bancorp, Inc	409,868
9,568	*	CU Bancorp	188,968
23,838	*	Customers Bancorp, Inc	455,306
100,437		CVB Financial Corp	1,584,896
30,663		Dime Community Bancshares	482,942
21,637	*	Eagle Bancorp, Inc	777,417
7,076		Enterprise Bancorp, Inc	166,498
19,421		Enterprise Financial Services Corp	366,086
9,396		ESB Financial Corp	175,329
39,604	*	Essent Group Ltd	963,961
84,515		EverBank Financial Corp	1,618,462
7,680	*,e	FCB Financial Holdings, Inc	176,256
9,895		Federal Agricultural Mortgage Corp (Class C)	329,504
16,594		Fidelity Southern Corp	254,718
13,204		Financial Institutions, Inc	331,949
18,733		First Bancorp (NC)	339,442
99,028	*	First Bancorp (Puerto Rico)	515,936
8,470		First Bancorp, Inc	149,834
69,328		First Busey Corp	433,300
218

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

3,739		First Business Financial Services, Inc	$175,471
7,031		First Citizens Bancshares, Inc (Class A)	1,766,258
89,428		First Commonwealth Financial Corp	836,152
15,815		First Community Bancshares, Inc	258,892
16,091		First Connecticut Bancorp	251,663
9,649		First Defiance Financial Corp	295,549
54,883		First Financial Bancorp	962,648
60,368	e	First Financial Bankshares, Inc	1,918,495
11,117		First Financial Corp	385,538
15,614		First Financial Northwest, Inc	181,122
17,219		First Interstate Bancsystem, Inc	505,205
34,674		First Merchants Corp	785,366
71,621		First Midwest Bancorp, Inc	1,202,517
13,876	*	First NBC Bank Holding Co	509,665
10,962		First of Long Island Corp	288,739
154,407		FirstMerit Corp	2,833,368
18,797	*	Flagstar Bancorp, Inc	295,489
28,546		Flushing Financial Corp	574,916
156,529		FNB Corp	2,002,006
11,568		Fox Chase Bancorp, Inc	189,484
10,062	*	Franklin Financial Corp	208,887
12,538		German American Bancorp, Inc	374,510
70,123		Glacier Bancorp, Inc	2,011,829
9,949		Great Southern Bancorp, Inc	378,161
4,370	*,e	Green Bancorp, Inc	74,683
14,000		Guaranty Bancorp	220,780
29,360	*,e	Hampton Roads Bankshares, Inc	51,086
77,428		Hancock Holding Co	2,724,691
30,248		Hanmi Financial Corp	648,820
14,470		Heartland Financial USA, Inc	384,902
18,150		Heritage Commerce Corp	157,905
28,675		Heritage Financial Corp	503,246
21,368		Heritage Oaks Bancorp	168,166
51,065		Home Bancshares, Inc	1,629,995
67,545		Home Loan Servicing Solutions Ltd	1,297,539
13,054		HomeStreet, Inc	227,401
19,007	*	HomeTrust Bancshares, Inc	293,658
8,719		Horizon Bancorp	224,253
13,543		Hudson Valley Holding Corp	307,968
29,686		IBERIABANK Corp	2,044,178
22,731		Independent Bank Corp (MA)	927,425
21,819		Independent Bank Corp (MI)	263,355
8,666		Independent Bank Group, Inc	387,284
51,814		International Bancshares Corp	1,469,963
337,895		Investors Bancorp, Inc	3,632,371
12,681	*	Kearny Financial Corp	180,577
14,591	*	Ladder Capital Corp	277,083
35,992		Lakeland Bancorp, Inc	395,552
15,868		Lakeland Financial Corp	657,570
24,759		Macatawa Bank Corp	128,994
19,388		MainSource Financial Group, Inc	352,668
63,258		MB Financial, Inc	1,995,790
219

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

12,682		Mercantile Bank Corp	$250,216
4,949		Merchants Bancshares, Inc	147,431
18,081	*	Meridian Bancorp, Inc	205,039
6,154		Meta Financial Group, Inc	230,837
321,941	*	MGIC Investment Corp	2,871,714
7,893		Midsouth Bancorp, Inc	149,493
6,649		MidWestOne Financial Group, Inc	177,395
39,105		National Bank Holdings Corp	766,067
5,743	e	National Bankshares, Inc	179,813
112,604		National Penn Bancshares, Inc	1,158,695
41,564		NBT Bancorp, Inc	1,067,364
32,037	*	NewBridge Bancorp	284,809
48,071	*	NMI Holdings, Inc	430,235
49,271		Northfield Bancorp, Inc	701,619
6,493		Northrim BanCorp, Inc	187,648
89,007		Northwest Bancshares, Inc	1,141,960
12,082		OceanFirst Financial Corp	200,199
42,843		OFG Bancorp	667,066
7,938	e	Old Line Bancshares, Inc	126,849
108,552		Old National Bancorp	1,579,432
11,012		OmniAmerican Bancorp, Inc	297,764
4,359	*	Opus Bank	114,642
44,556		Oritani Financial Corp	658,092
17,062		Pacific Continental Corp	246,034
15,674	*	Pacific Premier Bancorp, Inc	253,762
3,918	e	Palmetto Bancshares, Inc	65,117
12,180	e	Park National Corp	1,027,627
41,895		Park Sterling Bank	320,916
11,453		Peapack Gladstone Financial Corp	209,017
4,012		Penns Woods Bancorp, Inc	194,702
13,626	*	Pennsylvania Commerce Bancorp, Inc	341,195
11,028	*	PennyMac Financial Services, Inc	183,726
10,656	e	Peoples Bancorp, Inc	262,670
7,171	e	Peoples Financial Services Corp	359,769
33,828		Pinnacle Financial Partners, Inc	1,326,058
11,131		Preferred Bank	295,862
67,927		PrivateBancorp, Inc	2,195,401
65,386		Prosperity Bancshares, Inc	3,948,661
57,548		Provident Financial Services, Inc	1,049,100
181,517	e	Radian Group, Inc	3,058,561
29,921		Renasant Corp	902,118
8,899		Republic Bancorp, Inc (Class A)	215,801
29,313	*,e	Republic First Bancorp, Inc	116,373
28,504		S&T Bancorp, Inc	786,425
24,229		Sandy Spring Bancorp, Inc	625,108
18,502	*	Seacoast Banking Corp of Florida	236,086
1,209		ServisFirst Bancshares, Inc	35,653
10,766		Sierra Bancorp	184,745
15,506		Simmons First National Corp (Class A)	651,097
22,932		South State Corp	1,383,029
17,953	e	Southside Bancshares, Inc	602,862
18,853		Southwest Bancorp, Inc	339,920
220

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

5,332	*	Square Financial, Inc	$106,053
30,509		State Bank & Trust Co	546,721
79,567		Sterling Bancorp/DE	1,118,712
13,947		Stock Yards Bancorp, Inc	464,156
9,433		Stonegate Bank	256,483
13,635	*,e	Stonegate Mortgage Corp	197,162
11,040		Suffolk Bancorp	253,478
8,107	*	Sun Bancorp, Inc	163,761
177,062		Susquehanna Bancshares, Inc	1,736,978
17,026		Talmer Bancorp Inc	238,023
7,390		Territorial Bancorp, Inc	158,737
40,462	*	Texas Capital Bancshares, Inc	2,474,251
31,486	*	The Bancorp, Inc	297,858
14,127		Tompkins Trustco, Inc	709,175
28,069	e	TowneBank	425,526
6,787	*	Tree.com, Inc	251,051
21,150		Trico Bancshares	556,245
18,299	*	Tristate Capital Holdings, Inc	178,415
90,945		Trustco Bank Corp NY	663,899
63,930		Trustmark Corp	1,555,417
35,202		UMB Financial Corp	2,097,335
156,518		Umpqua Holdings Corp	2,754,717
43,758		Union Bankshares Corp	983,680
65,275	e	United Bankshares, Inc	2,237,627
47,032		United Community Banks, Inc	847,987
47,920		United Community Financial Corp	245,350
51,046		United Financial Bancorp, Inc (New)	716,175
15,335		Univest Corp of Pennsylvania	314,674
185,439	e	Valley National Bancorp	1,850,681
38,005		ViewPoint Financial Group	1,036,396
17,596	*	Walker & Dunlop, Inc	283,472
96,068		Washington Federal, Inc	2,097,164
14,276		Washington Trust Bancorp, Inc	547,770
32,757		Waterstone Financial, Inc	400,946
84,802		Webster Financial Corp	2,657,695
25,028		WesBanco, Inc	862,465
15,179		West Bancorporation, Inc	251,668
24,204	e	Westamerica Bancorporation	1,194,225
71,758	*	Western Alliance Bancorp	1,910,198
66,847		Wilshire Bancorp, Inc	661,785
43,468		Wintrust Financial Corp	2,013,438
8,471		WSFS Financial Corp	666,244
18,945	*	Yadkin Financial Corp	367,722
		TOTAL BANKS	155,916,986

CAPITAL GOODS - 8.5%
40,764		Aaon, Inc	801,013
37,645		AAR Corp	997,592
36,473	*	Accuride Corp	175,800
26,527		Aceto Corp	603,224
60,867		Actuant Corp (Class A)	1,928,875
14,212	*	Advanced Drainage Systems, Inc	310,390
221

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

36,704	*	Aegion Corp	$672,417
18,090	*	Aerovironment, Inc	554,458
61,485		Aircastle Ltd	1,173,134
6,782		Alamo Group, Inc	290,541
26,779		Albany International Corp (Class A)	1,011,711
26,030		Altra Holdings, Inc	820,466
18,971	*	Ameresco, Inc	156,321
8,798	e	American Railcar Industries, Inc	578,996
7,186		American Science & Engineering, Inc	397,386
11,716	*	American Woodmark Corp	479,302
27,668		Apogee Enterprises, Inc	1,214,625
39,744		Applied Industrial Technologies, Inc	1,939,905
2,910	*,e	ARC Group Worldwide, Inc	39,692
11,894		Argan, Inc	414,030
93,085	*	ArvinMeritor, Inc	1,069,547
17,963		Astec Industries, Inc	680,977
17,552	*	Astronics Corp	909,369
24,833		AZZ, Inc	1,161,191
51,558		Barnes Group, Inc	1,884,960
45,868	*	Beacon Roofing Supply, Inc	1,269,168
47,062	*	Blount International, Inc	720,519
44,643		Briggs & Stratton Corp	902,235
43,338	*	Builders FirstSource, Inc	256,994
16,619	*	CAI International, Inc	349,830
311,743	*,e	Capstone Turbine Corp	311,743
29,017	*	Chart Industries, Inc	1,350,741
16,791		CIRCOR International, Inc	1,261,844
47,538		Clarcor, Inc	3,183,144
18,886		Columbus McKinnon Corp	537,307
32,017		Comfort Systems USA, Inc	491,781
25,195	*	Commercial Vehicle Group, Inc	165,027
11,477	*	Continental Building Products Inc	169,171
19,480		Cubic Corp	939,715
45,250		Curtiss-Wright Corp	3,131,752
70,753	*	DigitalGlobe, Inc	2,022,828
21,162		Douglas Dynamics, Inc	438,688
10,402	*	Ducommun, Inc	274,717
12,319	*	DXP Enterprises, Inc	816,627
32,261	*	Dycom Industries, Inc	1,012,673
13,747		Dynamic Materials Corp	250,333
63,233		EMCOR Group, Inc	2,790,472
20,011		Encore Wire Corp	759,217
39,009	*,e	Energy Recovery, Inc	178,661
43,890		EnerSys	2,756,292
16,710	*	Engility Holdings, Inc	721,872
17,290	*	Enphase Energy, Inc	259,696
21,612	*	EnPro Industries, Inc	1,394,622
5,371	*,e	Erickson Air-Crane, Inc	75,409
24,610		ESCO Technologies, Inc	935,672
29,824	*	Esterline Technologies Corp	3,492,689
59,841		Federal Signal Corp	849,742
45,588		Franklin Electric Co, Inc	1,702,256
222

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,886		Freightcar America, Inc	$391,881
207,649	*,e	FuelCell Energy, Inc	419,451
36,582	*	Furmanite Corp	273,633
56,862	*,e	GenCorp, Inc	964,380
63,901	*,e	Generac Holdings, Inc	2,897,271
46,241		General Cable Corp	655,235
6,178	*,e	General Finance Corp	53,254
29,355	*	Gibraltar Industries, Inc	447,664
18,481		Global Brass & Copper Holdings, Inc	258,734
16,227		Global Power Equipment Group, Inc	221,174
18,389		Gorman-Rupp Co	583,667
111,767	*,e	GrafTech International Ltd	479,480
10,377		Graham Corp	347,630
36,412		Granite Construction, Inc	1,343,967
56,937	*	Great Lakes Dredge & Dock Corp	397,990
26,229	e	Greenbrier Cos, Inc	1,640,362
39,023		Griffon Corp	479,593
29,587		H&E Equipment Services, Inc	1,106,258
76,796		Harsco Corp	1,664,937
63,241		Heico Corp	3,430,192
59,261		Hillenbrand, Inc	1,972,799
17,906		Houston Wire & Cable Co	242,805
5,313		Hurco Cos, Inc	204,710
9,765		Hyster-Yale Materials Handling, Inc	766,455
49,217	*	II-VI, Inc	663,937
17,354		Insteel Industries, Inc	413,719
27,730		John Bean Technologies Corp	831,068
10,616		Kadant, Inc	438,865
26,344		Kaman Corp	1,134,373
30,072	*,e	KEYW Holding Corp	305,231
43,981	*	Kratos Defense & Security Solutions, Inc	306,548
18,846	*,e	Layne Christensen Co	135,691
9,425		LB Foster Co (Class A)	509,798
12,074	e	Lindsay Manufacturing Co	1,058,890
10,265	*,e	LMI Aerospace, Inc	135,293
20,502		LSI Industries, Inc	146,794
16,573	*	Lydall, Inc	512,603
13,621	*	Manitex International, Inc	155,688
27,952	*	Masonite International Corp	1,511,085
59,173	*,e	Mastec, Inc	1,694,715
10,709		Miller Industries, Inc	211,717
41,673	*	Moog, Inc (Class A)	3,189,651
53,926		Mueller Industries, Inc	1,750,438
151,867		Mueller Water Products, Inc (Class A)	1,498,927
20,827	*	MYR Group, Inc	540,252
4,433	e	National Presto Industries, Inc	279,545
26,685	*	NCI Building Systems, Inc	530,231
17,098		NN, Inc	427,450
7,280	*	Norcraft Cos, Inc	123,760
8,762	*	Nortek, Inc	729,699
9,053	*	Northwest Pipe Co	323,916
2,779		Omega Flex, Inc	73,977
223

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

56,800	*	Orbital Sciences Corp	$1,493,840
23,672	*	Orion Marine Group, Inc	259,445
7,007	*	Patrick Industries, Inc	299,339
35,660	*	Perini Corp	998,837
44,991	*	Pgt, Inc	423,140
19,800	*	Pike Electric Corp	236,412
158,908	*,e	Plug Power, Inc	748,457
20,317	*,e	Ply Gem Holdings, Inc	230,598
42,859	*,e	Polypore International, Inc	1,882,367
9,152		Powell Industries, Inc	416,691
4,245	*,e	Power Solutions International, Inc	278,048
21,005	*,e	PowerSecure International, Inc	234,626
2,540		Preformed Line Products Co	144,755
36,140		Primoris Services Corp	1,037,941
21,473	*,e	Proto Labs, Inc	1,403,690
36,048		Quanex Building Products Corp	721,681
33,715		Raven Industries, Inc	854,675
22,107		RBC Bearings, Inc	1,343,000
33,114	*,e	Revolution Lighting Technologies, Inc	57,287
70,287	*	Rexnord Corp	2,076,981
32,355	*	Rush Enterprises, Inc (Class A)	1,232,726
2,429		SIFCO Industries, Inc	82,635
39,763		Simpson Manufacturing Co, Inc	1,315,360
9,657	*	Sparton Corp	261,705
12,146		Standex International Corp	1,047,593
17,873	*	Sterling Construction Co, Inc	157,640
13,886	*	Stock Building Supply Holdings, Inc	217,871
21,314		Sun Hydraulics Corp	848,510
32,338	e	TAL International Group, Inc	1,394,738
50,374	*,e	Taser International, Inc	949,046
6,658	*,e	TCP International Holdings Ltd	46,207
35,266	*	Teledyne Technologies, Inc	3,654,616
17,525		Tennant Co	1,292,118
20,544	e	Textainer Group Holdings Ltd	707,535
9,435	*,e	The ExOne Company	231,818
29,997	*	Thermon Group Holdings	731,027
41,922	e	Titan International, Inc	442,696
15,960	*,e	Titan Machinery, Inc	219,610
31,938	*	Trex Co, Inc	1,373,334
43,215	*	Trimas Corp	1,368,187
7,836		Twin Disc, Inc	203,893
19,031		Universal Forest Products, Inc	950,979
15,512	*	Vicor Corp	211,118
63,999	*	Wabash National Corp	659,190
24,187		Watsco, Inc	2,457,883
26,720		Watts Water Technologies, Inc (Class A)	1,620,034
62,314		Woodward Governor Co	3,191,100
10,800	*	Xerium Technologies, Inc	161,136
		TOTAL CAPITAL GOODS	139,088,857
224

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

COMMERCIAL & PROFESSIONAL SERVICES - 3.7%
52,197		ABM Industries, Inc	$1,442,725
47,606	e	Acacia Research (Acacia Technologies)	856,908
109,042	*	ACCO Brands Corp	897,416
21,541		Administaff, Inc	679,834
34,264	*	Advisory Board Co	1,838,949
20,503		American Ecology Corp	1,030,891
40,180	*	ARC Document Solutions, Inc	407,827
6,613		Barrett Business Services, Inc	155,472
45,641		Brady Corp (Class A)	1,088,081
45,656		Brink’s Co	958,776
41,003	*	Casella Waste Systems, Inc (Class A)	184,513
39,049	*	CBIZ, Inc	360,422
14,084		CDI Corp	242,104
19,543	e	Ceco Environmental Corp	279,856
59,494	*,e	Cenveo, Inc	135,646
86,882		Civeo Corp	1,059,092
32,146		Corporate Executive Board Co	2,369,160
14,346	*,e	Corporate Resource Services, Inc	17,502
9,692	*	CRA International, Inc	290,760
46,983		Deluxe Corp	2,856,566
24,851		Ennis, Inc	368,540
11,851		Exponent, Inc	945,947
9,815	*	Franklin Covey Co	192,472
38,848	*	FTI Consulting, Inc	1,568,682
19,023		G & K Services, Inc (Class A)	1,199,781
14,141	*	GP Strategies Corp	468,916
66,270	e	Healthcare Services Group	1,973,521
17,322		Heidrick & Struggles International, Inc	360,644
8,700	*	Heritage-Crystal Clean, Inc	157,818
55,273		Herman Miller, Inc	1,768,736
22,897	*	Hill International, Inc	88,840
42,372		HNI Corp	1,976,654
22,390	*	Huron Consulting Group, Inc	1,558,568
18,307	*	ICF International, Inc	665,276
149,056	*	ICO Global Communications Holdings Ltd	248,924
30,828	*	Innerworkings, Inc	279,918
63,245		Interface, Inc	1,013,817
25,983		Kelly Services, Inc (Class A)	458,080
26,077		Kforce, Inc	603,683
32,084	*	Kimball International, Inc (Class B)	576,870
46,944		Knoll, Inc	933,716
47,314	*	Korn/Ferry International	1,321,480
28,211		Matthews International Corp (Class A)	1,299,963
24,625		McGrath RentCorp	899,551
15,787	*	Mistras Group, Inc	260,328
44,419		Mobile Mini, Inc	1,946,885
28,087		MSA Safety, Inc	1,614,160
11,792		Multi-Color Corp	581,346
46,740	*	Navigant Consulting, Inc	719,329
5,347		NL Industries, Inc	38,980
51,300	*	On Assignment, Inc	1,492,830
7,730	*,e	Paylocity Holding Corp	189,385
27,925	*	Performant Financial Corp	240,993
225

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

26,274		Quad	$579,342
12,069	*	Quest Resource Holding Corp	18,828
37,798		Resources Connection, Inc	584,735
49,825	*	RPX Corp	700,041
14,599	*	SP Plus Corp	318,550
78,632		Steelcase, Inc (Class A)	1,393,359
19,445	*	Team, Inc	819,412
60,505		Tetra Tech, Inc	1,622,139
14,440	*	TriNet Group, Inc	432,045
39,327	*	TrueBlue, Inc	972,163
13,781		Unifirst Corp	1,537,408
37,468		United Stationers, Inc	1,565,038
19,566		Viad Corp	499,129
3,953		VSE Corp	238,287
33,214	*	WageWorks, Inc	1,893,530
36,636		West Corp	1,172,352
		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	59,513,491

CONSUMER DURABLES & APPAREL - 2.7%
12,479		Arctic Cat, Inc	420,043
25,836	*	Beazer Homes USA, Inc	463,240
21,600	*,e	Black Diamond, Inc	167,616
86,939		Brunswick Corp	4,068,745
72,758		Callaway Golf Co	570,423
8,403	*	Cavco Industries, Inc	612,327
3,728	*	Century Communities, Inc	68,893
25,450		Columbia Sportswear Co	980,843
83,291	*	CROCS, Inc	972,839
8,427		CSS Industries, Inc	240,675
8,520		Culp, Inc	161,624
12,044	*	Dixie Group, Inc	94,907
8,006		Escalade, Inc	91,589
24,448	e	Ethan Allen Interiors, Inc	691,878
3,540		Flexsteel Industries, Inc	121,457
18,148	*	G-III Apparel Group Ltd	1,440,044
26,880	*	Helen of Troy Ltd	1,662,528
111,363	*,e	Hovnanian Enterprises, Inc (Class A)	418,725
43,412	*	Iconix Brand Group, Inc	1,736,914
8,700	*	Installed Building Products Inc	126,237
27,700	*,e	iRobot Corp	989,444
18,424	*,e	Jakks Pacific, Inc	117,545
3,848		Johnson Outdoors, Inc	115,632
79,794	e	KB Home	1,255,958
49,808		La-Z-Boy, Inc	1,138,611
62,579	*,e	Leapfrog Enterprises, Inc	332,920
13,572	*	LGI Homes, Inc	263,568
20,425	*	Libbey, Inc	587,219
9,065		Lifetime Brands, Inc	155,102
23,658	*	M/I Homes, Inc	509,593
7,262	*	Malibu Boats Inc	135,509
7,584		Marine Products Corp	64,009
37,130	e	MDC Holdings, Inc	906,715
226

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

37,191	*	Meritage Homes Corp	$1,368,257
17,360		Movado Group, Inc	612,808
4,790		Nacco Industries, Inc (Class A)	280,550
30,213	*	Nautilus, Inc	404,250
8,913	*	New Home Co Inc	135,210
13,824		Oxford Industries, Inc	846,720
12,107	*	Perry Ellis International, Inc	247,588
42,575		Pool Corp	2,541,728
130,065	*,e	Quiksilver, Inc	227,614
44,632		Ryland Group, Inc	1,598,272
16,098	*,e	Sequential Brands Group, Inc	201,869
37,004	*	Skechers U.S.A., Inc (Class A)	2,025,969
19,941	*	Skullcandy, Inc	166,308
52,303	*,e	Smith & Wesson Holding Corp	531,398
137,680	*	Standard-Pacific Corp	1,018,832
54,988	*	Steven Madden Ltd	1,723,874
18,460	e	Sturm Ruger & Co, Inc	769,413
138,525	*	TRI Pointe Homes, Inc	1,896,407
48,163	*,e	Tumi Holdings, Inc	1,000,346
6,741	*,e	Turtle Beach Corp	38,963
7,320	*	UCP, Inc (Class A)	100,211
13,854	*	Unifi, Inc	387,496
15,184	*	Universal Electronics, Inc	863,818
20,544	*,e	Vera Bradley, Inc	468,403
9,870	*	Vince Holding Corp	345,944
7,573	*,e	WCI Communities, Inc	142,069
6,119		Weyco Group, Inc	190,607
16,702	*	William Lyon Homes, Inc	395,169
94,887	*	Wolverine World Wide, Inc	2,575,233
		TOTAL CONSUMER DURABLES & APPAREL	44,788,698

CONSUMER SERVICES - 4.0%
9,571	*,e	2U, Inc	174,192
16,482	*	American Public Education, Inc	510,777
13,385	*	Ascent Media Corp (Series A)	860,656
91,765	*	Belmond Ltd.	1,051,627
22,571	*	BJ’s Restaurants, Inc	993,575
73,396	*	Bloomin’ Brands, Inc	1,387,918
23,489		Bob Evans Farms, Inc	1,147,438
73,777	*	Boyd Gaming Corp	852,124
17,188	*	Bravo Brio Restaurant Group, Inc	238,398
15,511	*	Bridgepoint Education, Inc	196,059
28,605	*	Bright Horizons Family Solutions	1,274,639
17,977	*,e	Buffalo Wild Wings, Inc	2,683,607
43,508	*,e	Caesars Acquisition Co	454,224
48,755	*,e	Caesars Entertainment Corp	594,323
10,505		Capella Education Co	743,124
64,069	*	Career Education Corp	371,600
15,391		Carriage Services, Inc	307,204
25,001	*	Carrols Restaurant Group, Inc	192,758
17,998		CBRL Group, Inc	2,076,069
46,804		Cheesecake Factory	2,150,176
227

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

69,992	*,e	Chegg, Inc	$465,447
12,669		Churchill Downs, Inc	1,291,985
15,964	*,e	Chuy’s Holdings, Inc	477,483
20,480		ClubCorp Holdings, Inc	390,349
4,739	e	Collectors Universe	116,579
22,449	*	Del Frisco’s Restaurant Group, Inc	521,266
84,278	*	Denny’s Corp	726,476
33,670	*	Diamond Resorts International, Inc	874,073
15,947		DineEquity, Inc	1,418,645
6,190		Einstein Noah Restaurant Group, Inc	125,348
7,656	*,e	El Pollo Loco Holdings, Inc	272,936
14,356	*,e	Empire Resorts, Inc	107,526
4,431	*,e	Famous Dave’s of America, Inc	115,516
25,474	*	Fiesta Restaurant Group, Inc	1,404,891
44,380	*	Grand Canyon Education, Inc	2,125,802
103,524	*	Houghton Mifflin Harcourt Co	2,071,515
6,775	*,e	Ignite Restaurant Group, Inc	46,680
26,334		International Speedway Corp (Class A)	825,044
38,287		Interval Leisure Group, Inc	805,558
12,931	*,e	Intrawest Resorts Holdings Inc	137,586
19,018	*	Isle of Capri Casinos, Inc	141,304
10,234	*,e	ITT Educational Services, Inc	103,466
37,565		Jack in the Box, Inc	2,668,618
17,185	*	Jamba, Inc	229,420
32,466	*,e	K12, Inc	402,578
61,560	*	Krispy Kreme Doughnuts, Inc	1,164,715
39,891	*	La Quinta Holdings, Inc	814,175
3,888	*	Liberty Tax, Inc	147,316
38,875	*,e	Life Time Fitness, Inc	2,168,059
75,523	*,e	LifeLock, Inc	1,277,094
18,723		Marcus Corp	320,725
25,155		Marriott Vacations Worldwide Corp	1,746,763
9,363	*	Monarch Casino & Resort, Inc	152,336
28,585	*	Morgans Hotel Group Co	228,394
28,450	*	Multimedia Games, Inc	992,905
2,830	*	Nathan’s Famous, Inc	203,420
10,177	*,e	Noodles & Co	232,341
29,510		Papa John’s International, Inc	1,379,888
5,603	*,e	Papa Murphy’s Holdings, Inc	52,108
74,701	*	Penn National Gaming, Inc	977,836
55,733	*	Pinnacle Entertainment, Inc	1,428,437
22,607	*	Popeyes Louisiana Kitchen, Inc	1,047,834
14,212	*,e	Potbelly Corp	181,345
13,597	*	Red Robin Gourmet Burgers, Inc	747,427
41,491		Regis Corp	704,517
58,476	*	Ruby Tuesday, Inc	449,096
34,557		Ruth’s Chris Steak House, Inc	420,559
48,176	*,e	Scientific Games Corp (Class A)	567,032
51,675	*	Sonic Corp	1,302,727
56,643		Sotheby’s (Class A)	2,246,461
11,757		Speedway Motorsports, Inc	230,085
1,565	*	Steak N Shake Co	546,435
228

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

13,339	*	Steiner Leisure Ltd	$562,639
10,322	*	Strayer Education, Inc	755,467
66,279		Texas Roadhouse, Inc (Class A)	1,913,475
20,600		Universal Technical Institute, Inc	245,346
34,253		Vail Resorts, Inc	2,958,089
25,966	*,e	Weight Watchers International, Inc	676,414
5,525	*,e	Zoe’s Kitchen, Inc	201,442
		TOTAL CONSUMER SERVICES	65,169,481

DIVERSIFIED FINANCIALS - 3.0%
39,126	*	Actua Corp	735,569
165,746		BGC Partners, Inc (Class A)	1,405,526
16,189		Calamos Asset Management, Inc (Class A)	221,789
26,733		Cash America International, Inc	1,313,927
18,737	e	Cohen & Steers, Inc	803,068
18,604	*	Consumer Portfolio Services, Inc	131,344
23,697		CorEnergy Infrastructure Trust, Inc	177,964
109,766	*	Cowen Group, Inc	443,455
6,319	*	Credit Acceptance Corp	932,432
5,349	e	Deerfield Capital Corp	49,211
2,795		Diamond Hill Investment Group, Inc	374,502
24,602	*,e	Encore Capital Group, Inc	1,119,637
31,313		Evercore Partners, Inc (Class A)	1,621,074
49,797	*	Ezcorp, Inc (Class A)	561,710
8,882	*	FBR Capital Markets Corp	214,411
48,921	e	Financial Engines, Inc	1,950,480
27,314	*	First Cash Financial Services, Inc	1,613,711
20,760	e	Friedman Billings Ramsey Group, Inc (Class A)	568,409
43,298	e	FXCM, Inc	712,685
21,980		Gain Capital Holdings, Inc	188,149
6,098		GAMCO Investors, Inc (Class A)	503,817
76,197		GFI Group, Inc	419,083
29,597	*	Green Dot Corp	707,368
27,267	e	Greenhill & Co, Inc	1,227,015
31,415		HFF, Inc (Class A)	988,944
14,012	*	International Assets Holding Corp	253,617
34,903	*	Investment Technology Group, Inc	625,811
49,124	e	iShares Russell 2000 Index Fund	5,725,893
138,987	e	Janus Capital Group, Inc	2,083,415
12,000	*	JG Wentworth Co	133,440
42,110	*	KCG Holdings, Inc	448,893
88,872	*,e	Ladenburg Thalmann Financial Services, Inc	379,483
12,965		Manning & Napier, Inc	205,366
7,606	*	Marcus & Millichap, Inc	236,242
35,626		MarketAxess Holdings, Inc	2,303,221
8,576		Marlin Business Services Corp	181,297
7,011	e	Moelis & Co	239,496
19,657		Nelnet, Inc (Class A)	935,477
23,318	*	NewStar Financial, Inc	318,990
10,213	*	Nicholas Financial, Inc	124,701
10,059		Oppenheimer Holdings, Inc	246,948
54,596	*,e	PHH Corp	1,293,379
229

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

22,542	*	Pico Holdings, Inc	$498,178
15,735	*	Piper Jaffray Cos	888,398
47,090	*	PRA Group, Inc	2,978,443
12,342		Pzena Investment Management, Inc (Class A)	124,037
8,915		RCS Capital Corp (Class A)	146,295
9,689	*	Regional Management Corp	112,974
12,812		Resource America, Inc (Class A)	122,226
19,645	*	Safeguard Scientifics, Inc	391,918
5,170		Silvercrest Asset Management Group, Inc	77,188
23,475	*,e	Springleaf Holdings, Inc	878,435
61,485	*	Stifel Financial Corp	2,921,152
27,654	*,e	SWS Group, Inc	204,363
7,383	*,e	Tiptree Financial, Inc	59,655
6,727		Virtus Investment Partners, Inc	1,205,546
35,796	*,e	Walter Investment Management Corp	813,285
7,310		Westwood Holdings Group, Inc	493,425
102,258	*,e	WisdomTree Investments, Inc	1,508,306
7,433	*,e	World Acceptance Corp	532,649
		TOTAL DIVERSIFIED FINANCIALS	48,677,422

ENERGY - 4.6%
78,179	*	Abraxas Petroleum Corp	322,879
2,024		Adams Resources & Energy, Inc	85,109
24,904		Alon USA Energy, Inc	399,460
209,435	*,e	Alpha Natural Resources, Inc	410,493
26,371	*	American Eagle Energy Corp	45,886
25,464	*,e	Amyris Biotechnologies, Inc	76,901
7,548	*,e	APCO Argentina, Inc	108,163
37,462	*,e	Approach Resources, Inc	370,874
203,737	e	Arch Coal, Inc	440,072
17,109	e	Ardmore Shipping Corp	173,314
5,247	*,e	Aspen Aerogels, Inc	52,103
30,237	*	Basic Energy Services, Inc	390,057
48,007	*,e	Bill Barrett Corp	729,706
30,555	*	Bonanza Creek Energy, Inc	1,382,308
117,047	*,e	BPZ Energy, Inc	145,138
33,373		Bristow Group, Inc	2,466,265
44,020	*	C&J Energy Services, Inc	850,026
51,538	*	Callon Petroleum Co	338,089
18,451	e	CARBO Ceramics, Inc	953,363
43,269	*	Carrizo Oil & Gas, Inc	2,247,392
31,926	*,e	CHC Group Ltd	214,543
5,289	*	Clayton Williams Energy, Inc	439,727
63,680	*,e	Clean Energy Fuels Corp	465,501
56,490	*	Cloud Peak Energy, Inc	676,185
45,479		Comstock Resources, Inc	538,471
15,728	*	Contango Oil & Gas Co	575,173
7,952		Dawson Geophysical Co	135,105
55,258		Delek US Holdings, Inc	1,872,694
86,231	e	DHT Holdings, Inc	574,299
39,526	*	Diamondback Energy, Inc	2,705,159
6,987	*	Dorian LPG Ltd	100,124
230

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

28,243	*,e	Eclipse Resources Corp	$370,266
54,635	*,e	Emerald Oil, Inc	173,739
87,422	e	Energy XXI Bermuda Ltd	672,275
19,367	*	Era Group, Inc	452,994
19,447		Evolution Petroleum Corp	183,969
147,387	e	EXCO Resources, Inc	449,530
54,586		Exterran Holdings, Inc	2,146,867
54,938	*	Forum Energy Technologies, Inc	1,499,807
63,199	*,e	Frontline Ltd	89,111
52,509	*,e	FX Energy, Inc	157,527
38,817	e	GasLog Ltd	808,170
53,671	*	Gastar Exploration, Inc	214,684
12,479	*	Geospace Technologies Corp	384,228
10,925	*,e	Glori Energy, Inc	58,230
33,116	*,e	Goodrich Petroleum Corp	272,876
35,571		Green Plains Renewable Energy, Inc	1,216,528
14,310		Gulf Island Fabrication, Inc	302,513
25,631		Gulfmark Offshore, Inc	773,031
247,975	*,e	Halcon Resources Corp	771,202
7,730		Hallador Petroleum Co	92,760
37,109	*,e	Harvest Natural Resources, Inc	138,046
98,852	*	Helix Energy Solutions Group, Inc	2,633,417
156,050	*,e	Hercules Offshore, Inc	257,483
33,810	*	Hornbeck Offshore Services, Inc	1,036,615
9,600	*,e	Independence Contract Drilling, Inc	70,368
122,776	*	ION Geophysical Corp	343,773
753	*,e	Isramco, Inc	98,643
11,120	*,e	Jones Energy, Inc (Class A)	137,443
124,973	*	Key Energy Services, Inc	379,918
246,979	*	Kodiak Oil & Gas Corp	2,664,903
189,141	*,e	Magnum Hunter Resources Corp	877,614
69,737	*	Matador Resources Co	1,692,517
25,525	*	Matrix Service Co	639,657
224,628	*,e	McDermott International, Inc	862,572
32,894	*,e	Midstates Petroleum Co, Inc	97,695
30,208	*,e	Miller Petroleum, Inc	105,124
12,734	*	Mitcham Industries, Inc	129,887
11,827	*	Natural Gas Services Group, Inc	304,309
66,084		Navios Maritime Acq Corp	209,486
79,920	*	Newpark Resources, Inc	913,486
17,004	e	Nordic American Offshore Ltd	272,064
85,976	e	Nordic American Tanker Shipping	726,497
64,470	e	North Atlantic Drilling Ltd	399,069
58,033	*,e	Northern Oil And Gas, Inc	655,773
14,117	*,e	Nuverra Environmental Solutions, Inc	133,688
19,239	*,e	Pacific Ethanol, Inc	271,462
13,798		Panhandle Oil and Gas, Inc (Class A)	283,687
118,270	*	Parker Drilling Co	525,119
47,585	*	Parsley Energy, Inc	807,517
34,038	*	PDC Energy, Inc	1,488,141
61,262	*	Penn Virginia Corp	525,015
55,140	*	Petroquest Energy, Inc	259,158
231

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,994	*	PHI, Inc	$536,612
60,324	*	Pioneer Energy Services Corp	553,774
12,591	*,e	Profire Energy, Inc	46,713
32,785	*	Renewable Energy Group, Inc	345,226
74,143	*,e	Resolute Energy Corp	258,018
45,736	*,e	Rex Energy Corp	358,570
5,980	*	Rex Stores Corp	435,105
11,727	*	RigNet, Inc	509,538
17,737	*,e	Ring Energy, Inc	305,076
57,745	*	Rosetta Resources, Inc	2,196,042
19,938	*,e	RSP Permian, Inc	487,883
48,058	*,e	Sanchez Energy Corp	820,350
162,506	e	Scorpio Tankers, Inc	1,418,677
19,744	*	SEACOR Holdings, Inc	1,627,893
40,062		SemGroup Corp	3,074,758
54,982	e	Ship Finance International Ltd	945,141
72,202	*,e	Solazyme, Inc	553,789
53,179	*	Stone Energy Corp	1,302,886
41,709	*,e	Swift Energy Co	285,707
63,268	*	Synergy Resources Corp	771,237
61,582	e	Teekay Tankers Ltd (Class A)	261,108
31,642		Tesco Corp	602,464
73,208	*	Tetra Technologies, Inc	697,672
20,560	*	TransAtlantic Petroleum Ltd	169,620
71,879	*,e	Triangle Petroleum Corp	557,062
47,395	*	Vaalco Energy, Inc	351,671
195,521	*,e	Vantage Drilling Co	189,167
11,160	*,e	Vertex Energy, Inc	70,531
34,508		W&T Offshore, Inc	313,678
70,064	*	Warren Resources, Inc	242,421
49,128		Western Refining, Inc	2,239,746
12,680	*	Westmoreland Coal Co	463,708
39,176	*	Willbros Group, Inc	229,963
		TOTAL ENERGY	74,536,838

FOOD & STAPLES RETAILING - 1.0%
26,816		Andersons, Inc	1,708,984
36,068		Casey’s General Stores, Inc	2,952,887
17,635	*,e	Chefs’ Warehouse Holdings, Inc	315,137
17,507	*,e	Fairway Group Holdings Corp	52,346
39,968	*,e	Fresh Market, Inc	1,467,225
12,046		Ingles Markets, Inc (Class A)	324,037
30,084	e	Liberator Medical Holdings, Inc	86,642
7,450	*,e	Natural Grocers by Vitamin C	134,920
22,352	*	Pantry, Inc	576,011
17,573		Pricesmart, Inc	1,564,524
34,105	e	Roundy’s, Inc	114,934
35,875		Spartan Stores, Inc	803,959
192,899	*	Supervalu, Inc	1,664,718
46,599	*	United Natural Foods, Inc	3,169,664
6,310		Village Super Market (Class A)	175,103
9,976		Weis Markets, Inc	445,329
		TOTAL FOOD & STAPLES RETAILING	15,556,420
232

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

FOOD, BEVERAGE & TOBACCO - 1.8%
37,396	*,e	22nd Century Group, Inc	$82,271
2,538		Alico, Inc	93,652
86,738	*	Alliance One International, Inc	176,078
50,509		B&G Foods, Inc (Class A)	1,487,995
7,757	*,e	Boston Beer Co, Inc (Class A)	1,931,493
57,944	*	Boulder Brands, Inc	514,543
11,815		Calavo Growers, Inc	573,500
14,493	e	Cal-Maine Foods, Inc	1,272,340
45,502	*	Chiquita Brands International, Inc	656,594
4,419		Coca-Cola Bottling Co Consolidated	399,654
10,510	*	Craft Brewers Alliance, Inc	145,879
154,272	*	Darling International, Inc	2,715,187
88,866	e	Dean Foods Co	1,307,219
21,041	*	Diamond Foods, Inc	634,386
6,962	*	Farmer Bros Co	203,012
34,380		Fresh Del Monte Produce, Inc	1,103,942
14,550	*	Inventure Foods, Inc	192,642
13,755		J&J Snack Foods Corp	1,417,178
8,366		John B. Sanfilippo & Son, Inc	310,797
17,289		Lancaster Colony Corp	1,581,771
45,285		Lance, Inc	1,349,040
3,949	*,e	Lifeway Foods, Inc	65,356
10,684	e	Limoneira Co	274,151
10,036	*	National Beverage Corp	252,104
20,184	*	Omega Protein Corp	291,659
41,814	*,e	Post Holdings, Inc	1,568,025
21,570	e	Sanderson Farms, Inc	1,811,449
270	*	Seaboard Corp	829,675
7,216	*	Seneca Foods Corp	193,966
14,055	*,e	Synutra International, Inc	88,968
17,878	e	Tootsie Roll Industries, Inc	530,083
39,693	*	TreeHouse Foods, Inc	3,380,653
21,385		Universal Corp	951,633
64,268	e	Vector Group Ltd	1,435,747
		TOTAL FOOD, BEVERAGE & TOBACCO	29,822,642

HEALTH CARE EQUIPMENT & SERVICES - 6.4%
21,343	e	Abaxis, Inc	1,123,922
38,007	*,e	Abiomed, Inc	1,246,250
40,353	*	Acadia Healthcare Co, Inc	2,503,904
73,036	*,e	Accuray, Inc	462,318
6,009	*	Addus HomeCare Corp	119,399
5,252	*,e	Adeptus Health, Inc	174,261
36,785	*,e	Air Methods Corp	1,737,356
5,173	*	Alliance HealthCare Services, Inc	124,824
8,421	*	Almost Family, Inc	247,914
26,451	*	Amedisys, Inc	690,371
44,232	*	AMN Healthcare Services, Inc	758,579
39,954	*	Amsurg Corp	2,157,916
233

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,427		Analogic Corp	$833,485
23,661	*	Angiodynamics, Inc	402,237
13,660	*	Anika Therapeutics, Inc	548,312
111,067	*,e	Antares Pharma, Inc	229,909
26,002	*	AtriCure, Inc	453,475
1,471		Atrion Corp	485,445
23,653	*,e	Bio-Reference Labs, Inc	710,536
64,788	*,e	BioScrip, Inc	418,530
25,179	*	BioTelemetry, Inc	211,252
32,502		Cantel Medical Corp	1,378,085
27,761	*	Capital Senior Living Corp	624,622
26,485	*	Cardiovascular Systems, Inc	821,035
12,265	*,e	Castlight Health, Inc	153,435
70,417	*,e	Cerus Corp	292,935
16,677	e	Chemed Corp	1,723,735
10,617		Computer Programs & Systems, Inc	668,659
25,901		Conmed Corp	1,087,583
9,869	*	Corvel Corp	339,691
28,150	*	Cross Country Healthcare, Inc	272,210
27,189		CryoLife, Inc	278,959
25,513	*	Cyberonics, Inc	1,339,433
21,212	*	Cynosure, Inc (Class A)	536,451
21,568	*	Derma Sciences, Inc	196,269
71,134	*	DexCom, Inc	3,197,473
60,868	*	Endologix, Inc	693,895
19,017		Ensign Group, Inc	736,338
9,159	*	Exactech, Inc	195,087
32,875	*	ExamWorks Group, Inc	1,274,893
40,307	*	Five Star Quality Care, Inc	166,468
39,471	*,e	GenMark Diagnostics, Inc	449,969
30,075	*	Gentiva Health Services, Inc	592,478
62,561	*	Globus Medical, Inc	1,386,977
23,535	*	Greatbatch, Inc	1,181,222
48,784	*	Haemonetics Corp	1,840,132
33,769	*	Hanger Orthopedic Group, Inc	808,092
9,755	*	HealthEquity, Inc	199,002
82,461		Healthsouth Corp	3,325,652
20,098	*	HealthStream, Inc	622,234
30,213	*,e	Healthways, Inc	468,302
16,127	*	HeartWare International, Inc	1,243,714
83,396	*,e	HMS Holdings Corp	1,937,289
11,941	*	ICU Medical, Inc	846,617
5,535	*,e	Imprivata, Inc	86,291
5,150	*	Inogen Inc	121,592
52,643	*	Insulet Corp	2,272,598
23,166	*	Integra LifeSciences Holdings Corp	1,184,014
30,572		Invacare Corp	480,286
16,396	*	IPC The Hospitalist Co, Inc	683,057
8,290	*,e	K2M Group Holdings, Inc	133,469
60,866		Kindred Healthcare, Inc	1,323,836
9,201		Landauer, Inc	329,304
15,770	*,e	LDR Holding Corp	543,119
234

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

11,558	*	LHC Group, Inc	$281,437
25,761	*	Magellan Health Services, Inc	1,559,056
45,990	*	Masimo Corp	1,160,788
58,023	*	MedAssets, Inc	1,256,778
51,458	*	Medidata Solutions, Inc	2,321,270
68,095	*	Merge Healthcare, Inc	187,261
39,718	e	Meridian Bioscience, Inc	736,372
40,898	*	Merit Medical Systems, Inc	619,605
28,737	*	Molina Healthcare, Inc	1,397,768
12,025	*	MWI Veterinary Supply, Inc	2,040,101
9,448		National Healthcare Corp	569,809
8,654	*	National Research Corp	137,512
30,559	*	Natus Medical, Inc	1,039,006
34,878	*	Neogen Corp	1,531,144
44,335	*	NuVasive, Inc	1,813,302
58,446	*	NxStage Medical, Inc	886,041
5,359	*	Ocular Therapeutix, Inc	81,832
34,445	*	Omnicell, Inc	1,112,918
53,551	*	OraSure Technologies, Inc	479,281
17,561	*	Orthofix International NV	515,415
59,119	e	Owens & Minor, Inc	1,969,845
12,374	*,e	Oxford Immunotec Global plc	191,055
28,525	*	PharMerica Corp	818,382
13,494	*,e	PhotoMedex, Inc	51,817
10,977	*	Providence Service Corp	484,964
47,363		Quality Systems, Inc	715,655
27,079	*,e	Quidel Corp	773,105
31,093	*	RadNet, Inc	289,165
38,920	*,e	Rockwell Medical Technologies, Inc	339,382
4,681	*,e	Roka Bioscience, Inc	46,342
56,330	*	RTI Biologics, Inc	286,720
70,991		Select Medical Holdings Corp	1,023,690
22,197	*	Skilled Healthcare Group, Inc (Class A)	153,825
39,485	*,e	Spectranetics Corp	1,254,438
36,151	*	Staar Surgical Co	345,965
55,484		STERIS Corp	3,428,911
11,943	*	Surgical Care Affiliates, Inc	366,411
11,046	*	SurModics, Inc	239,146
36,608	*	Symmetry Medical, Inc	362,419
8,119	*,e	Tandem Diabetes Care, Inc	130,391
65,744	*	Team Health Holdings, Inc	4,111,630
54,017	*	Thoratec Corp	1,468,182
33,583	*	Tornier BV	938,645
27,393	*,e	TransEnterix, Inc	112,311
23,734	*	Triple-S Management Corp (Class B)	525,471
7,040	*,e	TriVascular Technologies, Inc	93,280
7,787	*,e	Trupanion, Inc	51,861
98,768	*,e	Unilife Corp	362,479
40,257	*	Universal American Corp	375,195
10,862		US Physical Therapy, Inc	468,695
3,565		Utah Medical Products, Inc	202,492
16,341	*	Vascular Solutions, Inc	480,589
235

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

6,185	*	Veracyte, Inc	$49,913
21,417	*	Vocera Communications, Inc	221,666
48,738	*	Volcano Corp	493,229
40,878	*	WellCare Health Plans, Inc	2,774,390
66,366		West Pharmaceutical Services, Inc	3,401,258
47,367	*	Wright Medical Group, Inc	1,497,745
26,916	*,e	Zeltiq Aesthetics, Inc	690,126
		TOTAL HEALTH CARE EQUIPMENT & SERVICES	104,994,178

HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
41,133	*	Central Garden and Pet Co (Class A)	353,333
19,702	*,e	Elizabeth Arden, Inc	323,113
21,799	e	Female Health Co	99,621
76,432	*	Harbinger Group, Inc	1,004,317
27,442	*,e	IGI Laboratories, Inc	269,206
16,636		Inter Parfums, Inc	472,462
12,901	*	Medifast, Inc	409,478
9,628		Nature’s Sunshine Products, Inc	143,457
7,732	*	Nutraceutical International Corp	173,815
4,674		Oil-Dri Corp of America	141,061
7,169		Orchids Paper Products Co	206,180
11,331	*	Revlon, Inc (Class A)	388,653
5,666	*,e	USANA Health Sciences, Inc	645,811
14,064		WD-40 Co	1,078,287
		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	5,708,794

INSURANCE - 2.6%
42,821	*	AMBAC Financial Group, Inc	979,745
67,375		American Equity Investment Life Holding Co	1,738,949
17,740		Amerisafe, Inc	739,758
28,584	e	Amtrust Financial Services, Inc	1,282,564
25,020		Argo Group International Holdings Ltd	1,396,116
10,892	*,e	Atlas Financial Holdings, Inc	161,528
8,176		Baldwin & Lyons, Inc (Class B)	220,098
44,930	*,e	Citizens, Inc (Class A)	327,540
204,116		Conseco, Inc	3,700,623
27,319		Crawford & Co (Class B)	278,107
5,771		Donegal Group, Inc (Class A)	91,297
16,756	*	eHealth, Inc	418,062
4,459		EMC Insurance Group, Inc	142,866
30,037		Employers Holdings, Inc	612,454
7,929	*	Enstar Group Ltd	1,174,047
9,028		FBL Financial Group, Inc (Class A)	447,608
10,759		Federated National Holding Co	359,996
10,718		Fidelity & Guaranty Life	254,553
100,224		First American Financial Corp	3,038,792
26,958	*	Greenlight Capital Re Ltd (Class A)	874,787
13,466	*	Hallmark Financial Services	157,014
8,559	e	HCI Group, Inc	435,140
6,586	*,e	Heritage Insurance Holdings, Inc	116,967
64,418	*	Hilltop Holdings, Inc	1,419,129
38,719		Horace Mann Educators Corp	1,177,445
236

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

6,381		Independence Holding Co	$90,291
10,848		Infinity Property & Casualty Corp	792,013
3,613		Kansas City Life Insurance Co	179,313
44,200		Kemper Corp	1,628,770
47,511		Maiden Holdings Ltd	567,757
48,884		Meadowbrook Insurance Group, Inc	311,391
37,260		Montpelier Re Holdings Ltd	1,234,796
32,177	e	National General Holdings Corp	603,319
6,376		National Interstate Corp	181,333
2,123		National Western Life Insurance Co (Class A)	575,333
9,604	*	Navigators Group, Inc	653,936
21,885		OneBeacon Insurance Group Ltd (Class A)	348,628
4,798	*	Phoenix Cos, Inc	284,809
23,628		Platinum Underwriters Holdings Ltd	1,479,822
51,550		Primerica, Inc	2,636,783
40,459		RLI Corp	2,006,362
12,538		Safety Insurance Group, Inc	782,120
53,461		Selective Insurance Group, Inc	1,380,363
14,386		State Auto Financial Corp	301,099
20,610		Stewart Information Services Corp	727,945
71,710		Symetra Financial Corp	1,699,527
53,860	*	Third Point Reinsurance Ltd	824,058
7,823	*	United America Indemnity Ltd	226,711
19,634		United Fire & Casualty Co	637,712
15,802		United Insurance Holdings Corp	309,719
29,564	e	Universal Insurance Holdings, Inc	517,370
		TOTAL INSURANCE	42,526,465

MATERIALS - 4.7%
27,796		A. Schulman, Inc	984,256
20,752	*	Advanced Emissions Solutions, Inc	419,605
3,977	*	AEP Industries, Inc	182,902
165,032	*,e	AK Steel Holding Corp	1,249,292
99,312	*,e	Allied Nevada Gold Corp	138,044
27,380	e	American Vanguard Corp	315,965
7,893		Ampco-Pittsburgh Corp	171,989
65,193		Axiall Corp	2,627,278
29,209		Balchem Corp	1,889,822
83,223	*	Berry Plastics Group, Inc	2,165,463
36,843	*	Boise Cascade Co	1,328,559
19,596		Brush Engineered Materials, Inc	773,062
49,438	*	Calgon Carbon Corp	1,039,681
18,100	*,e	Castle (A.M.) & Co	133,035
47,200	*	Century Aluminum Co	1,382,016
6,705		Chase Corp	240,508
85,690	*	Chemtura	1,995,720
19,423	*	Clearwater Paper Corp	1,249,870
97,984	*	Coeur d’Alene Mines Corp	362,541
110,274		Commercial Metals Co	1,906,638
10,478		Deltic Timber Corp	682,013
69,275	*	Ferro Corp	908,888
51,159	*	Flotek Industries, Inc	1,133,683
237

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

20,681		FutureFuel Corp	$275,471
40,946		Glatfelter	1,033,068
60,740		Globe Specialty Metals, Inc	1,142,519
35,930	e	Gold Resource Corp	139,768
305,025	*	Graphic Packaging Holding Co	3,699,953
47,019		H.B. Fuller Co	1,973,387
8,881		Hawkins, Inc	342,007
11,800		Haynes International, Inc	548,582
71,272	*	Headwaters, Inc	905,154
326,236		Hecla Mining Co	711,195
48,199	*,e	Horsehead Holding Corp	757,206
20,869		Innophos Holdings, Inc	1,189,533
23,188		Innospec, Inc	936,100
54,111	*,e	Intrepid Potash, Inc	727,793
17,147		Kaiser Aluminum Corp	1,192,574
78,785	*	Kapstone Paper and Packaging Corp	2,423,427
7,660		KMG Chemicals, Inc	135,582
20,005		Koppers Holdings, Inc	789,797
31,202	*	Kraton Polymers LLC	558,204
17,459		Kronos Worldwide, Inc	234,649
25,406	*	Landec Corp	319,862
134,201	*	Louisiana-Pacific Corp	1,959,335
17,323	*	LSB Industries, Inc	650,132
9,341	*,e	Marrone Bio Innovations, Inc	24,473
32,495		Minerals Technologies, Inc	2,492,692
83,177	*,e	Molycorp, Inc	114,784
26,294		Myers Industries, Inc	392,832
15,835		Neenah Paper, Inc	966,093
38,409		Noranda Aluminium Holding Corp	169,384
73,910		Olin Corp	1,791,578
8,644		Olympic Steel, Inc	173,917
30,945		OM Group, Inc	805,498
45,890	*	Omnova Solutions, Inc	322,607
88,203		PolyOne Corp	3,264,393
12,587		Quaker Chemical Corp	1,033,141
218,804	*	Rentech, Inc	347,898
62,020	*	Resolute Forest Products	1,151,091
30,150	*	RTI International Metals, Inc	710,033
10,254	*	Ryerson Holding Corp	131,046
25,005		Schnitzer Steel Industries, Inc (Class A)	588,868
28,172		Schweitzer-Mauduit International, Inc	1,213,086
40,414	*,e	Senomyx, Inc	320,079
46,475		Sensient Technologies Corp	2,750,391
18,463		Stepan Co	817,542
113,965	*	Stillwater Mining Co	1,496,361
66,216	*	SunCoke Energy, Inc	1,582,562
25,808	*	Taminco Corp	668,169
20,093	*	Trecora Resources	264,223
23,822		Tredegar Corp	453,094
10,719	*	Trinseo S.A.	154,890
56,302		Tronox Ltd	1,361,382
4,397	*	UFP Technologies, Inc	96,822
238

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

1,928		United States Lime & Minerals, Inc	$135,172
6,753	*	Universal Stainless & Alloy	173,620
13,498	*	US Concrete, Inc	333,401
49,468	e	US Silica Holdings Inc	2,221,113
40,117		Wausau Paper Corp	396,757
3,744	*	WHX Corp	132,201
48,272		Worthington Industries, Inc	1,865,713
21,838		Zep, Inc	350,718
		TOTAL MATERIALS	77,193,752

MEDIA - 1.3%
18,709		AH Belo Corp (Class A)	215,341
20,668		AMC Entertainment Holdings, Inc	524,967
22,308	*	Carmike Cinemas, Inc	714,971
68,366	*,e	Central European Media Enterprises Ltd (Class A) (NASDAQ)	166,129
72,989	*	Cinedigm Corp	113,133
32,930	*	Crown Media Holdings, Inc (Class A)	114,926
128,845	*	Cumulus Media, Inc (Class A)	497,342
850	*,e	Daily Journal Corp	155,252
14,460	*,e	Dex Media, Inc	112,643
23,521	*	Entercom Communications Corp (Class A)	241,796
57,011		Entravision Communications Corp (Class A)	294,177
17,108	*	Eros International plc	315,814
30,242	*	EW Scripps Co (Class A)	580,646
16,865	*	Global Sources Ltd	123,620
47,084	*	Gray Television, Inc	435,056
46,878		Harte-Hanks, Inc	305,176
7,622	*,e	Hemisphere Media Group, Inc	97,562
39,600	*	Journal Communications, Inc (Class A)	388,476
50,963	*,e	Lee Enterprises, Inc	190,092
12,126	*	Loral Space & Communications, Inc	927,639
25,970	*	Martha Stewart Living Omnimedia, Inc (Class A)	112,450
59,684	*	McClatchy Co (Class A)	212,475
40,279		MDC Partners, Inc	833,775
51,704	*,e	Media General, Inc (Class A)	772,458
34,162		Meredith Corp	1,781,207
57,611		National CineMedia, Inc	916,015
28,526	e	New Media Investment Group, Inc	543,706
131,548		New York Times Co (Class A)	1,689,076
28,885	e	Nexstar Broadcasting Group, Inc (Class A)	1,303,291
22,091	*,e	Radio One, Inc	55,007
12,629	*,e	ReachLocal, Inc	57,209
12,722	*	Reading International, Inc	126,838
8,724	*,e	Rentrak Corp	670,614
3,448		Saga Communications, Inc	138,265
10,350		Salem Communications	79,798
26,323		Scholastic Corp	916,304
42,055	*,e	SFX Entertainment, Inc	216,163
64,237	e	Sinclair Broadcast Group, Inc (Class A)	1,866,085
20,885	*	Sizmek, Inc	119,671
102,098	*	Time, Inc	2,306,394
8,318	*	Townsquare Media, Inc	104,890
239

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

25,254	e	World Wrestling Entertainment, Inc (Class A)	$311,887
		TOTAL MEDIA	21,648,336

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 7.5%
74,965	*,e	Acadia Pharmaceuticals, Inc	2,076,531
21,480	*,e	Accelerate Diagnostics, Inc	466,546
15,629	*,e	Acceleron Pharma, Inc	577,960
23,522	*,e	AcelRx Pharmaceuticals, Inc	155,951
6,543	*	Achaogen, Inc	69,487
92,149	*	Achillion Pharmaceuticals, Inc	1,082,751
39,640	*	Acorda Therapeutics, Inc	1,380,265
18,817	*,e	Actinium Pharmaceuticals, Inc	133,036
2,798	*	Adamas Pharmaceuticals, Inc	42,614
28,062	*,e	Aegerion Pharmaceuticals, Inc	566,572
10,021	*,e	Aerie Pharmaceuticals, Inc	252,730
70,207	*,e	Affymetrix, Inc	632,565
59,254	*	Agenus, Inc	176,577
12,883	*,e	Agios Pharmaceuticals, Inc	1,082,559
7,445	*,e	Akebia Therapeutics, Inc	96,487
58,316	*,e	Akorn, Inc	2,597,978
22,624	*	Albany Molecular Research, Inc	526,234
7,639	*,e	Alder Biopharmaceuticals, Inc	136,814
25,049	*	Alimera Sciences, Inc	142,779
20,830	*,e	AMAG Pharmaceuticals, Inc	687,598
8,611	*,e	Amphastar Pharmaceuticals, Inc	87,316
38,949	*,e	Ampio Pharmaceuticals, Inc	151,122
31,376	*	Anacor Pharmaceuticals, Inc	922,768
6,551	*,e	ANI Pharmaceuticals, Inc	222,472
4,603	*,e	Applied Genetic Technologies Corp	92,520
23,266	*	Aratana Therapeutics, Inc	260,579
4,599	*,e	Ardelyx, Inc	100,856
208,946	*,e	Arena Pharmaceuticals, Inc	911,005
156,005	*,e	Ariad Pharmaceuticals, Inc	929,790
120,544	*	Array Biopharma, Inc	432,753
49,314	*,e	Arrowhead Research Corp	321,527
5,690	*	Auspex Pharmaceuticals Inc	154,199
48,076	*,e	Auxilium Pharmaceuticals, Inc	1,546,605
6,431	*,e	Avalanche Biotechnologies, Inc	230,744
171,259	*	AVANIR Pharmaceuticals, Inc	2,216,091
66,449	*	BioCryst Pharmaceuticals, Inc	778,782
39,762	*,e	BioDelivery Sciences International, Inc	691,859
69,898	*,e	Bio-Path Holdings, Inc	204,102
3,441	*	Biospecifics Technologies Corp	138,053
49,716	*,e	Biotime, Inc	168,537
18,143	*	Bluebird Bio, Inc	761,825
29,833	*	Cambrex Corp	628,880
5,470	*	Cara Therapeutics Inc	49,285
45,558	*	Catalent, Inc	1,185,875
84,977	*,e	Celldex Therapeutics, Inc	1,423,365
9,279	*,e	Cellular Dynamics International, Inc	72,098
21,689	*,e	Cempra, Inc	294,970
66,230	*,e	Cepheid, Inc	3,510,852
240

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

23,376	*,e	ChemoCentryx, Inc	$131,373
25,609	*,e	Chimerix, Inc	794,903
23,453	*,e	Clovis Oncology, Inc	1,399,206
51,527	*,e	Corcept Therapeutics, Inc	167,463
126,398	*,e	CTI BioPharma Corp	308,411
33,068	*,e	Cytokinetics, Inc	121,360
63,974	*,e	Cytori Therapeutics, Inc	33,203
53,235	*,e	CytRx Corp	152,252
151,984	*,e	Dendreon Corp	148,868
55,284	*	Depomed, Inc	851,374
3,560	*,e	Dicerna Pharmaceuticals Inc	33,357
14,565	*	Durata Therapeutics, Inc	349,997
128,737	*	Dyax Corp	1,592,477
251,955	*,e	Dynavax Technologies Corp	413,206
3,420	*,e	Egalet Corp	25,684
4,620	*,e	Eleven Biotheraputics Inc	48,787
27,802	*	Emergent Biosolutions, Inc	628,881
9,733	*,e	Enanta Pharmaceuticals, Inc	418,519
35,158	*,e	Endocyte, Inc	210,421
32,466	*	Enzo Biochem, Inc	169,473
12,191	*,e	Epizyme, Inc	323,427
4,250	*,e	Esperion Thereapeutics, Inc	124,313
78,672	*,e	Exact Sciences Corp	1,893,635
185,004	*,e	Exelixis, Inc	314,507
16,431	*	Five Prime Therapeutics, Inc	214,260
4,590	*	Flexion Therapeutics Inc	89,918
26,501	*	Fluidigm Corp	768,529
8,325	*,m	Forest Laboratories, Inc CVR	7,909
13,257	*,e	Foundation Medicine, Inc	343,091
6,861	*,m	Furiex Pharmaceuticals, Inc	67,032
17,081	*,e	Galectin Therapeutics, Inc	92,579
112,260	*,e	Galena Biopharma, Inc	230,133
3,940	*	Genocea Biosciences Inc	34,593
16,060	*	Genomic Health, Inc	583,620
149,045	*,e	Geron Corp	332,370
31,613	*	Golf Trust Of America, Inc	308,227
97,285	*,e	Halozyme Therapeutics, Inc	935,882
17,482	*	Heron Therapeutics, Inc	154,191
61,570	*,e	Horizon Pharma plc	796,716
12,921	*,e	Hyperion Therapeutics, Inc	313,980
57,246	*,e	Idera Pharmaceuticals, Inc	145,977
5,679	*,e	Immune Design Corp	175,992
81,825	*,e	Immunogen, Inc	757,700
78,786	*,e	Immunomedics, Inc	311,205
65,657	*	Impax Laboratories, Inc	1,902,083
46,433	*	Infinity Pharmaceuticals, Inc	632,417
56,976	*,e	Inovio Pharmaceuticals, Inc	647,247
46,840	*	Insmed, Inc	664,660
9,478	*,e	Insys Therapeutics, Inc	385,518
5,466	*	Intersect ENT, Inc	103,799
16,289	*,e	Intra-Cellular Therapies, Inc	252,480
33,855	*,e	Intrexon Corp	755,644
241

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

113,641	*	Ironwood Pharmaceuticals, Inc	$1,593,247
110,182	*,e	Isis Pharmaceuticals, Inc	5,074,983
11,769	*,e	Karyopharm Therapeutics, Inc	483,471
86,559	*,e	Keryx Biopharmaceuticals, Inc	1,458,519
9,949	*,e	Kindred Biosciences Inc	91,232
8,040	*,e	Kite Pharma, Inc	297,400
16,149	*,e	KYTHERA Biopharmaceuticals, Inc	569,252
24,465	*	Lannett Co, Inc	1,387,655
218,954	*,e	Lexicon Pharmaceuticals, Inc	317,483
19,692	*,e	Ligand Pharmaceuticals, Inc (Class B)	1,088,377
3,373	*	Loxo Oncology, Inc	36,395
35,752	*	Luminex Corp	679,288
18,981	*	MacroGenics, Inc	404,105
216,730	*,e	MannKind Corp	1,302,547
60,548	*	Medicines Co	1,533,075
94,489	*,e	Merrimack Pharmaceuticals, Inc	866,464
89,397	*,e	MiMedx Group, Inc	910,061
6,837	*,e	Mirati Therapeutics, Inc	114,656
45,682	*	Momenta Pharmaceuticals, Inc	498,391
9,579	*,e	NanoString Technologies, Inc	102,016
38,107	*,e	NanoViricides, Inc	145,188
142,842	*,e	Navidea Biopharmceuticals, Inc	192,837
117,158	*	Nektar Therapeutics	1,615,609
22,396	*,e	NeoStem, Inc	114,891
64,960	*,e	Neuralstem, Inc	178,640
68,675	*	Neurocrine Biosciences, Inc	1,271,861
18,831	*,e	NewLink Genetics Corp	614,832
33,798	*,e	Northwest Biotherapeutics, Inc	177,777
224,642	*,e	Novavax, Inc	1,257,995
101,065	*	NPS Pharmaceuticals, Inc	2,769,181
19,996	*,e	Ohr Pharmaceutical, Inc	144,971
32,232	*,e	Omeros Corp	534,084
5,149	*,m	Omthera Pharmaceuticals, Inc	3,089
12,016	*,e	OncoMed Pharmaceuticals, Inc	249,572
67,012	*	Oncothyreon, Inc	120,622
13,144	*,e	Ophthotech Corp	548,368
182,865	*,e	Opko Health, Inc	1,526,923
110,503	*,e	Orexigen Therapeutics, Inc	448,642
59,206	*,e	Organovo Holdings, Inc	387,207
17,989	*,e	Osiris Therapeutics, Inc	245,190
6,700	*	Otonomy, Inc	176,545
14,717	*,e	OvaScience, Inc	287,423
54,799	*,e	Pacific Biosciences of California, Inc	359,481
33,445	*,e	Pacira Pharmaceuticals, Inc	3,104,365
36,298	*,e	Pain Therapeutics, Inc	63,159
54,096	*	Parexel International Corp	2,937,954
152,792	e	PDL BioPharma, Inc	1,303,316
165,297	*,e	Peregrine Pharmaceuticals, Inc	264,475
13,338	*	Phibro Animal Health Corp	345,721
40,556	*	Portola Pharmaceuticals, Inc	1,155,846
27,367		Pozen, Inc	248,219
49,532	*	Prestige Brands Holdings, Inc	1,754,423
242

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

67,891	*,e	Progenics Pharmaceuticals, Inc	$327,914
20,804	*	Prothena Corp plc	456,232
21,088	*,e	PTC Therapeutics, Inc	861,867
21,834	*,e	Puma Biotechnology, Inc	5,471,600
6,537	*,e	Radius Health, Inc	120,346
59,496	*,e	Raptor Pharmaceutical Corp	571,757
17,486	*	Receptos, Inc	1,812,424
14,672	*,e	Regado Biosciences, Inc	14,965
13,121	*,e	Regulus Therapeutics, Inc	261,895
16,102	*,e	Relypsa, Inc	331,218
30,510	*	Repligen Corp	769,462
21,950	*,e	Repros Therapeutics, Inc	139,163
19,290	*,e	Retrophin, Inc	186,727
6,761	*,e	Revance Therapeutics, Inc	136,302
82,761	*	Rigel Pharmaceuticals, Inc	163,867
5,360	*,e	Sage Therapeutics, Inc	209,683
20,799	*	Sagent Pharmaceuticals	658,080
64,459	*,e	Sangamo Biosciences, Inc	782,532
38,533	*,e	Sarepta Therapeutics, Inc	623,079
51,157	*	Sciclone Pharmaceuticals, Inc	390,839
111,304	*,e	Sequenom, Inc	363,964
62,594	*,e	Spectrum Pharmaceuticals, Inc	474,463
11,303	*,e	Stemline Therapeutics, Inc	173,953
15,438	*,e	Sucampo Pharmaceuticals, Inc (Class A)	133,076
46,971	*,e	Sunesis Pharmaceuticals, Inc	79,851
27,806	*,e	Supernus Pharmaceuticals, Inc	223,282
20,359	*,e	Synageva BioPharma Corp	1,541,991
88,128	*,e	Synergy Pharmaceuticals, Inc	302,279
53,902	*,e	Synta Pharmaceuticals Corp	159,550
5,574	*,e	T2 Biosystems, Inc	90,020
18,294	*,e	TESARO, Inc	508,939
24,517	*	Tetraphase Pharmaceuticals, Inc	585,956
22,384	*	TG Therapeutics, Inc	246,000
95,529	*,e	TherapeuticsMD, Inc	424,149
22,336	*,e	Theravance Biopharma, Inc	408,749
78,307	*,e	Theravance, Inc	1,254,478
40,832	*,e	Threshold Pharmaceuticals, Inc	119,638
6,341	*	Ultragenyx Pharmaceutical, Inc	298,090
32,104	*,e	Vanda Pharmaceuticals, Inc	385,569
14,281	*,e	Verastem, Inc	135,527
6,534	*,e	Versartis, Inc	130,092
4,901	*,e	Vital Therapies, Inc	84,591
86,112	*,e	Vivus, Inc	291,920
14,870	*	Xencor Inc	160,447
55,437	*	Xenoport, Inc	375,863
79,680	*,e	XOMA Corp	341,827
6,431	*,e	Zafgen, Inc	136,980
77,482	*,e	ZIOPHARM Oncology, Inc	257,240
116,627	*,e	Zogenix, Inc	148,116
6,372	*,e	ZS Pharma, Inc	239,715
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	121,759,003
243

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

REAL ESTATE - 9.4%
54,137		Acadia Realty Trust	$1,689,074
23,934		AG Mortgage Investment Trust	456,421
14,233		Agree Realty Corp	435,672
46,329		Alexander & Baldwin, Inc	1,854,550
1,913		Alexander’s, Inc	845,546
1,327	*	Altisource Asset Management Corp	716,580
13,880	*,e	Altisource Portfolio Solutions S.A.	1,036,281
54,329		Altisource Residential Corp	1,261,519
34,077		American Assets Trust,Inc	1,306,512
48,057		American Capital Mortgage, Inc	941,437
160,076		American Realty Capital Healthcare Trust, Inc	1,808,859
29,765	*	American Residential Properties, Inc	565,535
20,202		AmREIT, Inc (Class B)	497,777
121,616		Anworth Mortgage Asset Corp	631,187
43,867		Apollo Commercial Real Estate Finance, Inc	721,173
22,906		Ares Commercial Real Estate Corp	278,537
19,120		Armada Hoffler Properties, Inc	179,346
339,685		ARMOUR Residential REIT, Inc	1,345,153
23,965		Ashford Hospitality Prime, Inc	415,313
66,419		Ashford Hospitality Trust, Inc	750,535
54,727		Associated Estates Realty Corp	1,068,818
7,998	*	AV Homes, Inc	119,890
18,661		Aviv REIT, Inc	629,436
61,530		Campus Crest Communities, Inc	390,100
89,547		Capstead Mortgage Corp	1,138,142
19,670	*	CareTrust REIT, Inc	305,475
12,290		CatchMark Timber Trust Inc	143,793
76,286		Cedar Shopping Centers, Inc	524,848
225,342		Chambers Street Properties	1,850,058
31,689		Chatham Lodging Trust	811,872
51,153		Chesapeake Lodging Trust	1,690,095
101,307		Colony Financial, Inc	2,257,120
4,072		Consolidated-Tomoka Land Co	212,518
20,034		Coresite Realty	741,659
206,032		Cousins Properties, Inc	2,680,476
151,236		CubeSmart	3,183,518
31,026		CyrusOne, Inc	847,320
154,021		CYS Investments, Inc	1,375,408
306,733		DCT Industrial Trust, Inc	2,628,702
183,296		DiamondRock Hospitality Co	2,630,298
60,664		DuPont Fabros Technology, Inc	1,878,764
52,075		Dynex Capital, Inc	438,471
28,967		EastGroup Properties, Inc	1,994,668
131,653		Education Realty Trust, Inc	1,482,413
86,005		Empire State Realty Trust, Inc	1,372,640
53,274		Entertainment Properties Trust	2,988,671
58,372		Equity One, Inc	1,400,928
57,658		Excel Trust, Inc	749,554
118,104		FelCor Lodging Trust, Inc	1,267,256
104,785		First Industrial Realty Trust, Inc	2,046,451
56,834		First Potomac Realty Trust	710,425
244

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

33,242	*	Forestar Real Estate Group, Inc	$580,073
84,834		Franklin Street Properties Corp	1,017,160
68,261		Geo Group, Inc	2,726,344
25,170		Getty Realty Corp	468,414
15,035		Gladstone Commercial Corp	272,133
136,932		Glimcher Realty Trust	1,880,076
64,404		Government Properties Income Trust	1,469,699
109,957		Gramercy Property Trust, Inc	687,231
20,711		Hannon Armstrong Sustainable Infrastructure Capital, Inc	289,540
90,332		Hatteras Financial Corp	1,719,921
91,059		Healthcare Realty Trust, Inc	2,410,332
191,272		Hersha Hospitality Trust	1,394,373
84,388		Highwoods Properties, Inc	3,617,714
51,908		Hudson Pacific Properties	1,417,607
83,379		Inland Real Estate Corp	884,651
115,311		Invesco Mortgage Capital, Inc	1,907,244
102,463		Investors Real Estate Trust	860,689
80,672	*	iStar Financial, Inc	1,144,736
68,285	e	Kennedy-Wilson Holdings, Inc	1,849,841
31,358		Kite Realty Group Trust	811,859
97,476		LaSalle Hotel Properties	3,822,034
192,714		Lexington Corporate Properties Trust	2,112,145
33,180		LTC Properties, Inc	1,391,569
83,456		Mack-Cali Realty Corp	1,563,131
161,584		Medical Properties Trust, Inc	2,179,768
53,208		Monmouth Real Estate Investment Corp (Class A)	595,930
31,436		National Health Investors, Inc	2,071,947
132,192		New Residential Investment Corp	1,636,531
86,216		New York Mortgage Trust, Inc	673,347
153,424		New York REIT, Inc	1,721,417
11,663		One Liberty Properties, Inc	266,966
10,254		Owens Realty Mortgage, Inc	153,297
73,361		Parkway Properties, Inc	1,470,888
60,571		Pebblebrook Hotel Trust	2,580,325
65,471		Pennsylvania REIT	1,403,044
70,414		Pennymac Mortgage Investment Trust	1,520,238
44,162		Physicians Realty Trust	677,445
38,117		Potlatch Corp	1,676,767
18,113		PS Business Parks, Inc	1,525,477
11,425		QTS Realty Trust, Inc	402,388
79,319		RAIT Investment Trust	581,408
73,057		Ramco-Gershenson Properties	1,277,036
10,771	e	Re/Max Holdings, Inc	344,672
79,006		Redwood Trust, Inc	1,484,523
123,741		Resource Capital Corp	654,590
85,161		Retail Opportunities Investment Corp	1,391,531
43,428		Rexford Industrial Realty, Inc	670,963
123,168		RLJ Lodging Trust	3,968,473
34,959		Rouse Properties, Inc	636,603
41,301		Ryman Hospitality Properties	2,038,204
50,936		Sabra Healthcare REIT, Inc	1,455,242
9,248		Saul Centers, Inc	508,178
245

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

35,031		Select Income REIT	$858,610
35,086		Silver Bay Realty Trust Corp	594,006
30,991		Sovran Self Storage, Inc	2,637,024
60,099	*,e	St. Joe Co	1,150,896
54,987		STAG Industrial, Inc	1,341,683
36,679		Starwood Waypoint Residential Trust	960,256
234,417	*	Strategic Hotels & Resorts, Inc	3,012,258
81,312		Summit Hotel Properties, Inc	946,472
44,751		Sun Communities, Inc	2,594,215
193,855		Sunstone Hotel Investors, Inc	2,967,920
13,465	*	Tejon Ranch Co	406,374
31,991		Terreno Realty Corp	673,730
17,695		Trade Street Residential, Inc	122,096
13,203		UMH Properties, Inc	133,350
11,534		Universal Health Realty Income Trust	558,822
23,759		Urstadt Biddle Properties, Inc (Class A)	513,907
62,122		Washington REIT	1,755,568
39,640		Western Asset Mortgage Capital Corp	595,393
22,229		Whitestone REIT	333,435
		TOTAL REAL ESTATE	153,318,523

RETAILING - 3.8%
22,182	*	1-800-FLOWERS.COM, Inc (Class A)	178,121
62,663	*,e	Aeropostale, Inc	188,616
179,058	e	American Eagle Outfitters, Inc	2,304,476
7,459	*	America’s Car-Mart, Inc	342,965
44,524	*	Ann Taylor Stores Corp	1,709,276
29,071	*	Asbury Automotive Group, Inc	2,036,133
18,328	*	Audiovox Corp (Class A)	156,338
38,575	*	Barnes & Noble, Inc	841,706
30,027		Bebe Stores, Inc	68,762
17,760		Big 5 Sporting Goods Corp	218,626
10,945	*	Blue Nile, Inc	388,547
13,377	e	Bon-Ton Stores, Inc	117,851
41,750		Brown Shoe Co, Inc	1,110,133
26,353	e	Buckle, Inc	1,299,993
11,671	*	Build-A-Bear Workshop, Inc	197,823
27,025	*	Burlington Stores, Inc	1,133,429
26,088		Cato Corp (Class A)	930,559
20,986		Children’s Place Retail Stores, Inc	1,033,561
35,263	*	Christopher & Banks Corp	230,267
15,428	*	Citi Trends, Inc	349,444
26,337	*,e	Conn’s, Inc	819,344
16,351	*,e	Container Store Group, Inc	301,512
21,920		Core-Mark Holding Co, Inc	1,272,018
11,459	*,e	Coupons.com, Inc	159,509
13,003		Destination Maternity Corp	194,785
33,183	*	Destination XL Group, Inc	173,879
80,138	*	Express Parent LLC	1,199,666
45,917		Finish Line, Inc (Class A)	1,215,423
51,357	*,e	Five Below, Inc	2,047,604
40,363	*	Francesca’s Holdings Corp	480,723
246

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

33,014		Fred’s, Inc (Class A)	$518,320
18,107	*	FTD Cos, Inc	637,004
10,715	*	Gaiam, Inc (Class A)	81,113
22,803	*	Genesco, Inc	1,748,762
22,527		Group 1 Automotive, Inc	1,924,482
56,313		Guess?, Inc	1,248,459
19,812		Haverty Furniture Cos, Inc	436,062
6,872	*,e	HHgregg, Inc	35,597
24,223	*,e	Hibbett Sports, Inc	1,099,482
31,551		HSN, Inc	2,084,575
13,690	*	Kirkland’s, Inc	243,682
15,655	*,e	Lands’ End, Inc	743,143
21,848		Lithia Motors, Inc (Class A)	1,695,842
26,074	*,e	Lumber Liquidators, Inc	1,401,999
23,694	*	MarineMax, Inc	454,214
14,260	*,e	Mattress Firm Holding Corp	901,089
44,619		Men’s Wearhouse, Inc	2,098,432
29,964	e	Monro Muffler, Inc	1,601,276
28,143	*	New York & Co, Inc	92,028
27,716		Nutri/System, Inc	466,737
503,440	*	Office Depot, Inc	2,627,957
48,991	*	Orbitz Worldwide, Inc	405,156
19,377	*,e	Outerwall, Inc	1,225,983
10,900	*,e	Overstock.com, Inc	252,008
45,694	*	Pacific Sunwear Of California, Inc	69,455
51,102	*	PEP Boys - Manny Moe & Jack	487,002
18,190	e	PetMed Express, Inc	240,290
89,666		Pier 1 Imports, Inc	1,156,691
48,074		Rent-A-Center, Inc	1,488,852
29,654	*,e	Restoration Hardware Holdings, Inc	2,381,809
29,235	*,e	RetailMeNot, Inc	615,689
9,442	*,e	Sears Hometown and Outlet Stores, Inc	142,008
51,629	*	Select Comfort Corp	1,326,349
14,422		Shoe Carnival, Inc	265,365
36,654	*	Shutterfly, Inc	1,533,237
38,137		Sonic Automotive, Inc (Class A)	949,230
9,320	*,e	Sportsman’s Warehouse Holdings, Inc	65,147
30,124		Stage Stores, Inc	508,192
26,421		Stein Mart, Inc	353,513
10,728	*	Systemax, Inc	164,138
26,651	*,e	Tile Shop Holdings, Inc	229,465
10,337	*	Tilly’s, Inc	73,599
41,759	*	Tuesday Morning Corp	851,466
38,649	*	Valuevision International, Inc (Class A)	218,753
29,257	*	Vitamin Shoppe, Inc	1,373,031
14,223	*	West Marine, Inc	139,954
2,335		Winmark Corp	192,124
19,848	*	Zumiez, Inc	662,526
		TOTAL RETAILING	62,212,376

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
39,355	*	Advanced Energy Industries, Inc	778,442
247

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

16,875	*	Alpha & Omega Semiconductor Ltd	$156,431
27,380	*,e	Ambarella, Inc	1,212,660
81,070	*	Amkor Technology, Inc	549,655
74,107	*	Applied Micro Circuits Corp	479,472
13,252	*,e	Audience, Inc	49,430
104,971	*	Axcelis Technologies, Inc	228,837
64,976		Brooks Automation, Inc	801,154
22,934	*	Cabot Microelectronics Corp	1,106,107
9,620	*	Cascade Microtech, Inc	103,319
49,399	*	Cavium Networks, Inc	2,534,663
19,975	*	Ceva, Inc	325,592
16	*,m	China Energy Savings Technology, Inc	0
59,011	*	Cirrus Logic, Inc	1,138,912
24,765		Cohu, Inc	252,603
149,962	e	Cypress Semiconductor Corp	1,486,123
34,681	*	Diodes, Inc	895,810
20,670	*	DSP Group, Inc	200,292
132,072	*	Entegris, Inc	1,793,538
86,938	*	Entropic Communications, Inc	217,345
37,871	*	Exar Corp	361,668
116,911	*	Fairchild Semiconductor International, Inc	1,794,584
53,538	*	Formfactor, Inc	426,698
29,753	*	Inphi Corp	460,576
124,639	*	Integrated Device Technology, Inc	2,045,326
29,492		Integrated Silicon Solution, Inc	400,501
66,671	*	International Rectifier Corp	2,651,506
120,972		Intersil Corp (Class A)	1,607,718
20,699		IXYS Corp	241,557
61,244	*	Kopin Corp	232,727
112,349	*	Lattice Semiconductor Corp	753,862
11,234	*	MA-COM Technology Solutions	247,036
25,932	*	MaxLinear, Inc	183,858
39,513		Micrel, Inc	479,688
89,393	*	Microsemi Corp	2,330,475
51,183		MKS Instruments, Inc	1,863,061
35,798		Monolithic Power Systems, Inc	1,581,914
23,076	*	Nanometrics, Inc	312,449
4,891	*	NVE Corp	350,587
53,641	*	Omnivision Technologies, Inc	1,436,506
29,037	*	PDF Solutions, Inc	376,610
25,914	*	Peregrine Semiconductor Corp	322,111
21,035	*	Pericom Semiconductor Corp	229,913
58,924	*	Photronics, Inc	529,727
164,866	*	PMC - Sierra, Inc	1,284,306
28,931		Power Integrations, Inc	1,456,965
52,419	*,e	QuickLogic Corp	150,967
108,175	*	Rambus, Inc	1,238,604
266,886	*,e	RF Micro Devices, Inc	3,472,187
24,786	*,e	Rubicon Technology, Inc	109,802
32,070	*	Rudolph Technologies, Inc	281,575
63,879	*	Semtech Corp	1,621,249
74,784	*	Silicon Image, Inc	400,842
248

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

41,322	*	Silicon Laboratories, Inc	$1,883,870
56,624	*	Spansion, Inc	1,165,322
51,057		Tessera Technologies, Inc	1,551,622
160,147	*	Triquint Semiconductor, Inc	3,463,980
26,644	*	Ultra Clean Holdings	233,934
26,748	*	Ultratech, Inc	511,689
38,091	*	Veeco Instruments, Inc	1,370,895
45,949	*	Vitesse Semiconductor Corp	159,903
46,064	*	Xcerra Corp	391,083
		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	56,279,838

SOFTWARE & SERVICES - 9.3%
11,671	*	A10 Networks, Inc	51,352
108,177	*	ACI Worldwide, Inc	2,081,325
44,881	*	Actuate Corp	192,539
71,925	*	Acxiom Corp	1,355,067
48,938		Advent Software, Inc	1,691,297
8,369	*,e	Aerohive Networks, Inc	41,845
8,473	*,e	Amber Road, Inc	113,115
23,424		American Software, Inc (Class A)	226,276
38,414	*,e	Angie’s List, Inc	267,746
86,832	*	Aspen Technology, Inc	3,206,706
32,388	*	AVG Technologies NV	580,393
63,769	*,e	Bankrate, Inc	692,531
7,540	*,e	Barracuda Networks, Inc	242,411
44,743	*,e	Bazaarvoice, Inc	333,335
4,695	*,e	Benefitfocus, Inc	130,098
43,251		Blackbaud, Inc	1,924,669
48,992	*,e	Blackhawk Network Holdings, Inc	1,693,164
40,206	*	Blucora, Inc	681,492
5,668	*,e	Borderfree, Inc	62,121
37,440	*	Bottomline Technologies, Inc	939,370
30,555	*	Brightcove, Inc	195,858
27,516	*	BroadSoft, Inc	630,116
21,810	*	CACI International, Inc (Class A)	1,794,745
43,629	*	Callidus Software, Inc	614,733
16,837	*	Carbonite, Inc	184,197
42,286	*	Cardtronics, Inc	1,623,360
6,670	*,e	Care.com, Inc	55,361
10,959		Cass Information Systems, Inc	520,991
19,640	*,e	ChannelAdvisor Corp	272,800
74,565	*	Ciber, Inc	243,828
44,405	*	Commvault Systems, Inc	1,968,918
15,125	e	Computer Task Group, Inc	133,100
206,297		Compuware Corp	2,093,915
31,754	*	comScore, Inc	1,338,114
20,467	*	Comverse, Inc	446,181
29,837	*	Constant Contact, Inc	1,055,036
96,549		Convergys Corp	1,947,393
62,913	*	Conversant, Inc	2,217,683
50,537	*	Cornerstone OnDemand, Inc	1,832,977
36,214	*,e	Covisint Corp	104,658
249

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

32,452		CSG Systems International, Inc	$860,303
16,126	*,e	Cvent, Inc	418,308
18,649	*,e	Cyan, Inc	58,744
19,214	*	Datalink Corp	243,057
50,873	*	DealerTrack Holdings, Inc	2,393,575
8,284	*	Demand Media, Inc	58,319
28,489	*,e	Demandware, Inc	1,707,916
38,516	*	Dice Holdings, Inc	384,005
31,026	*	Digital River, Inc	793,335
6,486	e	DMRC Corp	188,029
21,741	*,e	E2open, Inc	126,967
99,706		EarthLink Holdings Corp	356,947
22,883	e	Ebix, Inc	337,524
26,618	*,e	Ellie Mae, Inc	1,021,599
28,649	*,e	Endurance International Group Holdings, Inc	476,146
25,781	*	EnerNOC, Inc	380,785
32,371	*	Envestnet, Inc	1,437,920
33,596	*	EPAM Systems, Inc	1,603,873
30,425		EPIQ Systems, Inc	488,017
4,957	*	ePlus, Inc	302,724
48,305	*	Euronet Worldwide, Inc	2,592,529
60,215		EVERTEC, Inc	1,366,881
7,163	*,e	Everyday Health, Inc	97,918
31,074	*	ExlService Holdings, Inc	869,761
30,418		Fair Isaac Corp	1,895,041
11,676	*,e	Five9, Inc	51,374
35,518	*,e	FleetMatics Group plc	1,319,139
9,950		Forrester Research, Inc	400,786
17,421	*,m	Gerber Scientific, Inc	0
22,911	*,e	Gigamon, Inc	342,290
63,277	*	Global Cash Access, Inc	461,289
36,258	*,e	Global Eagle Entertainment, Inc	443,435
6,271	*	Globant S.A.	81,147
84,524	*,e	Glu Mobile, Inc	327,108
53,067	*,e	Gogo, Inc	881,443
8,496	*,e	GrubHub, Inc	308,915
13,431	*	GTT Communications, Inc	174,334
16,887	*,e	Guidance Software, Inc	113,650
64,418	*	Guidewire Software, Inc	3,217,035
23,878		Hackett Group, Inc	167,385
34,079		Heartland Payment Systems, Inc	1,760,180
23,503	*	Higher One Holdings, Inc	60,403
34,622	*	iGate Corp	1,282,745
20,693	*,e	Imperva, Inc	847,792
49,288	*	Infoblox, Inc	795,508
30,932	*	Information Services Group, Inc	130,842
15,802	*,e	Interactive Intelligence, Inc	762,605
51,996	*	Internap Network Services Corp	416,488
44,707	e	j2 Global, Inc	2,418,202
40,687	*	Jive Software, Inc	248,598
26,309	*	Knot, Inc	334,914
70,341	*	Kofax Ltd	446,665
250

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

52,932	*	Limelight Networks, Inc	$129,154
61,565	*	Lionbridge Technologies	297,359
23,178	*,e	Liquidity Services, Inc	296,215
51,950	*	Liveperson, Inc	748,080
23,107	*	LogMeIn, Inc	1,110,291
7,445	*,e	Luxoft Holding, Inc	297,726
16,984	*,e	magicJack VocalTec Ltd	157,951
72,098	*	Manhattan Associates, Inc	2,891,851
21,873		Mantech International Corp (Class A)	615,944
31,255		Marchex, Inc (Class B)	119,707
25,067	*,e	Marin Software, Inc	224,350
24,390	*,e	Marketo, Inc	787,065
9,153	*,e	Mavenir Systems, Inc	112,216
63,553		MAXIMUS, Inc	3,079,778
91,048		Mentor Graphics Corp	1,929,307
8,629	*	MicroStrategy, Inc (Class A)	1,388,234
69,351	*,e	Millennial Media, Inc	142,170
11,493	*,e	MobileIron, Inc	115,620
15,871	*	Model N, Inc	154,742
35,712	*,e	ModusLink Global Solutions, Inc	124,992
27,759	*	MoneyGram International, Inc	238,727
37,588		Monotype Imaging Holdings, Inc	1,075,393
88,160	*	Monster Worldwide, Inc	340,298
34,934	*	Move, Inc	731,867
34,712	*	Netscout Systems, Inc	1,279,484
52,936	*,e	NeuStar, Inc (Class A)	1,398,040
59,482		NIC, Inc	1,096,253
7,344	*,e	OPOWER, Inc	133,367
9,067	*,e	Park City Group, Inc	76,344
6,053	*	Paycom Software, Inc	107,441
33,774		Pegasystems, Inc	731,883
33,530	*	Perficient, Inc	555,927
29,102	*	PRG-Schultz International, Inc	153,950
47,999	*	Progress Software Corp	1,243,174
35,176	*	Proofpoint, Inc	1,549,151
20,881	*	PROS Holdings, Inc	584,250
9,375	*,e	Q2 Holdings, Inc	141,469
5,844		QAD, Inc (Class A)	125,704
85,239	*	QLIK Technologies, Inc	2,416,526
19,108	*	Qualys, Inc	612,985
30,845	*	QuinStreet, Inc	124,922
23,243	*,e	Rally Software Development Corp	237,543
20,099	*	RealNetworks, Inc	138,683
49,119	*	RealPage, Inc	975,995
7,367		Reis, Inc	172,388
8,284	*	Rightside Group Ltd	78,449
17,457	*,e	Rocket Fuel, Inc	272,678
20,199	*	Rosetta Stone, Inc	193,304
7,442	*,e	Rubicon Project, Inc	85,285
23,257	*	Sapiens International Corp NV	184,195
107,316	*	Sapient Corp	1,858,713
39,914		Science Applications International Corp	1,952,194
251

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

26,053	*	Sciquest, Inc	$388,450
32,419	*	Seachange International, Inc	219,152
64,606	*,e	ServiceSource International LLC	246,795
14,463	*,e	Shutterstock, Inc	1,124,643
30,551	*,e	Silver Spring Networks, Inc	292,679
15,400	*	SPS Commerce, Inc	897,820
64,147	*	SS&C Technologies Holdings, Inc	3,099,583
13,371	*	Stamps.com, Inc	493,390
37,479	*	Sykes Enterprises, Inc	807,298
33,530	*	Synchronoss Technologies, Inc	1,732,495
14,707	*	Syntel, Inc	1,273,773
37,998	*	TA Indigo Holding Corp	328,303
78,967	*	Take-Two Interactive Software, Inc	2,088,677
36,746	*	Tangoe, Inc	539,064
12,777	*	TechTarget, Inc	121,893
45,793	*	TeleCommunication Systems, Inc (Class A)	131,884
25,881	*	TeleNav, Inc	186,861
16,690	*	TeleTech Holdings, Inc	430,769
17,700	*,e	Textura Corp	471,528
109,244	*	TiVo, Inc	1,425,634
7,507	*	Travelzoo, Inc	98,267
33,793	*,e	Tremor Video, Inc	79,414
7,343	*,e	TrueCar, Inc	123,362
35,105	*,e	Trulia, Inc	1,637,648
3,292	*,e	TubeMogul, Inc	51,158
31,293	*	Tyler Technologies, Inc	3,502,313
26,575	*	Ultimate Software Group, Inc	3,999,803
48,642	*	Unisys Corp	1,247,181
91,628	*	Unwired Planet, Inc	142,023
5,380	*,e	Varonis Systems, Inc	104,802
27,962	*	Vasco Data Security International	707,998
56,433	*	Verint Systems, Inc	3,244,333
40,489	*,e	VirnetX Holding Corp	237,670
24,585	*	Virtusa Corp	1,007,493
31,798	*,e	VistaPrint Ltd	2,126,014
67,169	*,e	Vringo, Inc	69,184
36,097	*,e	WebMD Health Corp (Class A)	1,540,620
49,077	*	Website Pros, Inc	1,007,551
36,381	*	WEX, Inc	4,131,426
13,190	*,e	Wix.com Ltd	224,098
29,341	*	Xoom Corp	443,049
17,346	*,e	YuMe, Inc	86,557
10,368	*,e	Zendesk, Inc	269,568
58,694	*	Zix Corp	193,690
		TOTAL SOFTWARE & SERVICES	152,200,558

TECHNOLOGY HARDWARE & EQUIPMENT - 4.8%
52,466		Adtran, Inc	1,112,804
13,220	*	Agilysys, Inc	149,386
11,654	e	Alliance Fiber Optic Products, Inc	150,453
25,429		Anixter International, Inc	2,165,788
14,037	*	Applied Optoelectronics, Inc	226,557
252

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

101,040	*	Aruba Networks, Inc	$2,180,443
14,079		Badger Meter, Inc	801,377
9,564		Bel Fuse, Inc (Class B)	270,566
40,878		Belden CDT, Inc	2,910,105
50,770	*	Benchmark Electronics, Inc	1,204,264
13,285		Black Box Corp	292,137
88,882	*,e	Bookham, Inc	139,545
34,140	*,e	CalAmp Corp	658,219
39,414	*	Calix Networks, Inc	426,065
40,327	*	Checkpoint Systems, Inc	534,736
99,866	*,e	Ciena Corp	1,673,754
10,845	*,e	Clearfield, Inc	159,205
81,276	*	Cognex Corp	3,215,278
23,734	*	Coherent, Inc	1,546,270
14,632		Comtech Telecommunications Corp	557,040
10,726	*,e	Control4 Corp	166,360
38,837	*,e	Cray, Inc	1,346,090
32,197		CTS Corp	592,425
19,644	*,e	CUI Global, Inc	160,688
36,739		Daktronics, Inc	488,996
24,046	*	Digi International, Inc	199,101
57,035	*	Dot Hill Systems Corp	225,288
16,388	*	DTS, Inc	488,035
16,791	*,e	Eastman Kodak Co	362,182
15,053		Electro Rent Corp	229,408
23,315		Electro Scientific Industries, Inc	165,537
44,391	*	Electronics for Imaging, Inc	2,029,557
76,161	*	Emulex Corp	431,071
92,444	*	Extreme Networks, Inc	331,874
32,706	*	Fabrinet	595,576
16,362	*	FARO Technologies, Inc	916,272
39,607		FEI Co	3,338,078
92,072	*,e	Finisar Corp	1,539,444
29,697	*	GSI Group, Inc	381,606
90,247	*	Harmonic, Inc	601,948
26,845	*	Immersion Corp	226,035
116,475	*	Infinera Corp	1,692,382
38,947	*	Insight Enterprises, Inc	886,044
38,471		InterDigital, Inc	1,901,622
22,710	*	Intevac, Inc	168,054
67,414	*,e	InvenSense, Inc	1,092,781
36,750	*	Itron, Inc	1,430,678
55,073	*	Ixia	530,353
43,373	*	Kemet Corp	208,190
15,049	*	KVH Industries, Inc	194,433
21,345		Littelfuse, Inc	2,081,991
28,731	*,e	Maxwell Technologies, Inc	335,003
32,452	*	Mercury Computer Systems, Inc	453,679
2,786		Mesa Laboratories, Inc	212,767
36,071		Methode Electronics, Inc	1,420,476
14,405		MTS Systems Corp	950,874
8,095	*	Multi-Fineline Electronix, Inc	82,164
253

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

34,349	*	Netgear, Inc	$1,169,240
37,939	*	Newport Corp	678,729
8,786	*,e	Nimble Storage, Inc	240,385
13,850	*	Numerex Corp	180,604
18,042		Oplink Communications, Inc	376,176
18,972	*	OSI Systems, Inc	1,344,735
20,073		Park Electrochemical Corp	517,883
92,494	*,e	Parkervision, Inc	121,167
9,596		PC Connection, Inc	228,865
39,955		Plantronics, Inc	2,072,466
32,243	*	Plexus Corp	1,333,248
123,710	*	Polycom, Inc	1,618,127
19,855	*,e	Procera Networks, Inc	148,714
80,980	*	QLogic Corp	956,374
202,570	*,e	Quantum Corp	259,290
38,816	*,e	RealD, Inc	439,397
26,740	*	Rofin-Sinar Technologies, Inc	598,709
17,322	*	Rogers Corp	1,184,305
60,047	*	Ruckus Wireless, Inc	779,410
78,471	*	Sanmina Corp	1,967,268
27,096	*	Scansource, Inc	1,034,525
59,499	*	ShoreTel, Inc	481,347
34,136	*,e	Silicon Graphics International Corp	296,300
233,651	*	Sonus Networks, Inc	810,769
47,011	*,e	Speed Commerce, Inc	139,623
32,475	*	Super Micro Computer, Inc	1,037,901
34,259	*	Synaptics, Inc	2,344,343
27,014		SYNNEX Corp	1,868,829
5,443		Tessco Technologies, Inc	172,815
52,184	*,e	TTM Technologies, Inc	360,591
28,004	e	Ubiquiti Networks, Inc	1,001,703
38,562	*,e	Universal Display Corp	1,206,219
38,870	*,e	Viasat, Inc	2,434,817
4,709	*	Viasystems Group, Inc	74,732
76,079	*,e	Violin Memory, Inc	368,222
12,081	*	Vishay Precision Group, Inc	205,256
		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	78,884,138

TELECOMMUNICATION SERVICES - 0.8%
84,244	*	8x8, Inc	662,158
9,069		Atlantic Tele-Network, Inc	609,346
22,038	*	Boingo Wireless, Inc	154,486
198,951	*	Cincinnati Bell, Inc	730,150
44,331		Cogent Communications Group, Inc	1,504,594
47,013	e	Consolidated Communications Holdings, Inc	1,217,637
16,910	*	Fairpoint Communications, Inc	280,706
34,127	*	General Communication, Inc (Class A)	400,310
261,291	*,e	Globalstar, Inc	619,260
9,958	*	Hawaiian Telcom Holdco, Inc	267,870
15,970		IDT Corp (Class B)	263,186
57,809	*	inContact, Inc	514,500
31,775		Inteliquent, Inc	534,773
254

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

26,044	*,e	Intelsat S.A.	$506,816
76,755	*,e	Iridium Communications, Inc	729,173
15,175		Lumos Networks Corp	261,010
16,952	e	NTELOS Holdings Corp	170,876
42,203	*	Orbcomm, Inc	266,723
45,901	*	Premiere Global Services, Inc	480,584
26,669	*,e	RingCentral, Inc	350,431
23,477		Shenandoah Telecom Co	694,684
20,651		Spok Holdings, Inc	335,372
68	*,m	Touch America Holdings, Inc	0
164,940	*	Vonage Holdings Corp	573,991
		TOTAL TELECOMMUNICATION SERVICES	12,128,636

TRANSPORTATION - 1.7%
51,328	*	Air Transport Services Group, Inc	419,863
12,696		Allegiant Travel Co	1,694,535
24,733		Arkansas Best Corp	957,167
24,392	*	Atlas Air Worldwide Holdings, Inc	900,553
46,926	e	Baltic Trading Ltd	175,972
20,769		Celadon Group, Inc	404,165
22,349	*	Echo Global Logistics, Inc	583,979
29,687		Forward Air Corp	1,421,117
42,797	*,e	Hawaiian Holdings, Inc	742,100
51,696	e	Heartland Express, Inc	1,299,637
34,539	*	Hub Group, Inc (Class A)	1,253,420
5,342		International Shipholding Corp	107,054
231,136	*,e	JetBlue Airways Corp	2,667,309
56,090		Knight Transportation, Inc	1,641,193
31,981	e	Knightsbridge Tankers Ltd	280,793
21,717		Marten Transport Ltd	426,088
40,848		Matson, Inc	1,163,759
71,258		Navios Maritime Holdings, Inc	419,710
1,752	*	PAM Transportation Services, Inc	75,301
8,489		Park-Ohio Holdings Corp	450,851
5,252	*	Patriot Transportation Holding, Inc	222,475
26,055	*	Quality Distribution, Inc	337,673
47,516	*	Republic Airways Holdings, Inc	594,900
26,511	*	Roadrunner Transportation Services Holdings, Inc	546,392
36,962		Safe Bulkers, Inc	197,377
23,984	*	Saia, Inc	1,175,696
129,654	*	Scorpio Bulkers, Inc	634,008
48,574		Skywest, Inc	559,572
80,974	*	Swift Transportation Co, Inc	2,000,058
18,824	*,e	Ultrapetrol Bahamas Ltd	56,660
6,258		Universal Truckload Services, Inc	164,711
5,931	*,e	USA Truck, Inc	100,234
85,334	*,e	UTI Worldwide, Inc	932,701
41,971		Werner Enterprises, Inc	1,155,881
49,336	*	Wesco Aircraft Holdings, Inc	875,714
49,928	*,e	XPO Logistics, Inc	1,993,126
29,743	*,e	YRC Worldwide, Inc	637,690
		TOTAL TRANSPORTATION	29,269,434
255

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

UTILITIES - 3.5%
26,638	*,e	Abengoa Yield plc	$865,735
40,296		Allete, Inc	2,105,063
36,158		American States Water Co	1,293,733
7,027		Artesian Resources Corp	156,491
116,253	e	Atlantic Power Corp	258,082
57,208		Avista Corp	2,028,024
41,891		Black Hills Corp	2,292,694
45,450		California Water Service Group	1,183,064
14,598		Chesapeake Utilities Corp	706,981
56,566		Cleco Corp	3,040,988
10,432		Connecticut Water Service, Inc	387,757
114,116	*	Dynegy, Inc	3,480,538
38,335		El Paso Electric Co	1,450,596
41,136		Empire District Electric Co	1,169,908
47,257		Idacorp, Inc	2,988,060
40,689		Laclede Group, Inc	2,065,781
32,981		MGE Energy, Inc	1,466,665
15,216		Middlesex Water Co	343,121
39,526		New Jersey Resources Corp	2,311,481
26,956	e	Northwest Natural Gas Co	1,265,045
37,261		NorthWestern Corp	1,968,871
22,509		NRG Yield, Inc	1,124,775
46,818		ONE Gas, Inc	1,776,743
17,253	e	Ormat Technologies, Inc	499,474
34,238		Otter Tail Corp	1,061,378
37,529		Pattern Energy Group, Inc	1,080,085
73,966		Piedmont Natural Gas Co, Inc	2,811,448
75,773		PNM Resources, Inc	2,186,051
72,453		Portland General Electric Co	2,638,014
15,987		SJW Corp	510,945
31,352		South Jersey Industries, Inc	1,838,481
43,658		Southwest Gas Corp	2,536,093
2,797	*,e	Spark Energy, Inc	45,311
21,509	*	TerraForm Power, Inc	612,146
53,021		UIL Holdings Corp	2,181,284
13,231		Unitil Corp	460,968
48,691		WGL Holdings, Inc	2,288,477
9,836		York Water Co	216,195
		TOTAL UTILITIES	56,696,546

		TOTAL COMMON STOCKS	1,626,738,054
		(Cost $1,223,230,142)

RIGHTS / WARRANTS - 0.0%

ENERGY - 0.0%
16,387	m	Magnum Hunter Resources Corp	0
		TOTAL ENERGY	0

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.0%
34,794	m	Trius Therapeutics, Inc	4,523
		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	4,523
256

TIAA-CREF FUNDS - Small-Cap Blend Index Fund

SHARES		COMPANY	VALUE

TELECOMMUNICATION SERVICES - 0.0%
55,538	m	Leap Wireless International, Inc	$139,956
		TOTAL TELECOMMUNICATION SERVICES	139,956

		TOTAL RIGHTS / WARRANTS	144,479
		(Cost $139,956)

SHORT-TERM INVESTMENTS - 17.6%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 17.6%
286,165,959	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	286,165,959
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	286,165,959

		TOTAL SHORT-TERM INVESTMENTS	286,165,959
		(Cost $286,165,959)

		TOTAL INVESTMENTS - 117.4%	1,913,048,492
		(Cost $1,509,536,057)
		OTHER ASSETS & LIABILITIES, NET - (17.4)%	(282,976,508)
		NET ASSETS - 100.0%	$1,630,071,984

Abbreviation(s):
REIT Real Estate Investment Trust

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $282,330,911.
m	Indicates a security that has been deemed illiquid.
257

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS
EMERGING MARKETS EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 98.1%

BRAZIL - 9.2%
17,958		AES Tiete S.A.	$135,596
90,700		All America Latina Logistica S.A.	248,538
1,122,451		AMBEV S.A.	7,431,068
27,300	*	B2W Companhia Global Do Varejo	355,641
151,230		Banco Bradesco S.A.	2,227,556
503,864		Banco Bradesco S.A. (Preference)	7,588,767
205,986		Banco do Brasil S.A.	2,305,174
38,168		Banco do Estado do Rio Grande do Sul	227,970
660,781		Banco Itau Holding Financeira S.A.	9,800,114
220,139		Banco Santander Brasil S.A.	1,186,027
173,900		BB Seguridade Participacoes S.A.	2,319,964
433,974		BM&F Bovespa S.A.	1,909,002
157,256		BRF S.A.	4,096,275
101,400		BR Malls Participacoes S.A.	814,343
38,500		BR Properties S.A.	194,517
48,365		Bradespar S.A.	326,740
31,415		Braskem S.A.	229,868
58,376		Centrais Eletricas Brasileiras S.A.	146,535
53,892		Centrais Eletricas Brasileiras S.A. (Preference)	204,006
51,218		CETIP S.A.-Balcao Organizado de Ativos e Derivativos	649,036
33,657		Cia Brasileira de Distribuicao Grupo Pao de Acucar	1,411,260
208,756		Cia de Concessoes Rodoviarias	1,554,010
77,500		Cia de Saneamento Basico do Estado de Sao Paulo	606,545
12,800		Cia de Saneamento de Minas Gerais-COPASA	145,775
185,291		Cia Energetica de Minas Gerais	1,064,083
44,320		Cia Energetica de Sao Paulo (Class B)	436,958
25,195		Cia Paranaense de Energia	351,910
172,530		Cia Siderurgica Nacional S.A.	573,155
169,872		Cielo S.A.	2,787,339
36,136		Cosan SA Industria e Comercio	504,437
55,900		CPFL Energia S.A.	419,605
59,005		Cyrela Brazil Realty S.A.	293,370
36,928		EcoRodovias Infraestrutura e Logistica S.A.	165,125
45,100		EDP - Energias do Brasil S.A.	176,003
158,979		Empresa Brasileira de Aeronautica S.A.	1,535,906
70,600		Estacio Participacoes S.A.	817,717
57,263	*	Fibria Celulose S.A.	693,642
198,675		Gerdau S.A. (Preference)	889,856
80,882	*	Hypermarcas S.A.	565,022
175,664		JBS S.A.	783,360
99,020		Klabin S.A.	489,525
337,196		Kroton Educacional S.A.	2,403,197
30,591		Localiza Rent A Car	440,982
25,875		Lojas Americanas S.A.	127,014
114,721		Lojas Americanas S.A.(Preference)	676,872

258

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

27,930		Lojas Renner S.A.	$834,916
6,900		M Dias Branco S.A.	268,326
50,517		Metalurgica Gerdau S.A.	273,541
17,600		Multiplan Empreendimentos Imobiliarios S.A.	364,018
38,392		Natura Cosmeticos S.A.	557,776
45,153		Odontoprev S.A.	163,089
582,765	*	Oi S.A. (Preference)	305,741
727,572		Petroleo Brasileiro S.A.	4,301,598
1,021,946		Petroleo Brasileiro S.A. (Preference)	6,301,842
23,681		Porto Seguro S.A.	283,839
48,900	*	Qualicorp S.A.	497,341
50,900		Raia Drogasil S.A.	461,561
59,420		Satipel Industrial S.A.	213,600
86,745		Souza Cruz S.A.	700,849
38,405		Sul America SA	203,857
73,500		Suzano Papel e Celulose S.A.	310,267
70,721		Telefonica Brasil S.A.	1,445,551
201,766		Tim Participacoes S.A.	1,096,811
27,300		Totvus S.A.	397,905
38,300		Tractebel Energia S.A.	521,661
19,800		Transmissora Alianca de Energia Eletrica S.A.	147,028
94,880		Ultrapar Participacoes S.A.	2,069,601
82,817	*	Usinas Siderurgicas de Minas Gerais S.A. (Preference)	190,507
306,600		Vale S.A.	3,093,345
459,773		Vale S.A. (Preference)	3,998,591
23,100	*	Via Varejo S.A.	222,246
68,620		Weg S.A.	809,461
		TOTAL BRAZIL	92,344,273

CHILE - 1.3%
491,917		AES Gener S.A.	272,834
538,232		Aguas Andinas S.A.	324,729
5,592,294		Banco de Chile	684,483
5,800		Banco de Credito e Inversiones	326,024
14,527,647		Banco Santander Chile S.A.	772,559
13,627		CAP S.A.	130,892
305,257		Centros Comerciales Sudamericanos S.A.	867,836
31,332		Cia Cervecerias Unidas S.A.	329,824
1,840,066		Colbun S.A.	500,293
24,997,329		CorpBanca S.A.	336,066
46,711		Embotelladora Andina S.A.	148,676
814,203		Empresa Nacional de Electricidad S.A.	1,273,929
35,162		Empresa Nacional de Telecomunicaciones S.A.	380,151
276,966		Empresas CMPC S.A.	681,946
131,147		Empresas COPEC S.A.	1,593,150
4,942,883		Enersis S.A.	1,579,795
73,501	*	Lan Airlines S.A.	886,648
224,907		SACI Falabella	1,648,792
20,942		Sociedad Quimica y Minera de Chile S.A. (Class B)	488,848
84,413		Vina Concha y Toro S.A.	162,541
		TOTAL CHILE	13,390,016
259

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

CHINA - 17.9%
177,500	e	AAC Technologies Holdings, Inc	$1,064,783
336,000	e	Agile Property Holdings Ltd	189,374
5,717,000		Agricultural Bank of China	2,656,651
526,000		Air China Ltd	340,637
600,000	*	Alibaba Health Information Technology Ltd	374,774
1,128,000	*,e	Aluminum Corp of China Ltd	502,120
319,500	e	Anhui Conch Cement Co Ltd	1,046,319
261,000	e	Anta Sports Products Ltd	512,287
588,000		AviChina Industry & Technology Co	447,892
19,600,000		Bank of China Ltd	9,381,559
2,389,500		Bank of Communications Co Ltd	1,791,668
396,000		BBMG Corp	280,016
446,000		Beijing Capital International Airport Co Ltd	327,343
130,500		Beijing Enterprises Holdings Ltd	1,065,491
1,166,000	e	Beijing Enterprises Water Group Ltd	834,851
50,000	e	Biostime Internatonal Holdings Ltd	113,215
738,000		Brilliance China Automotive Holdings Ltd	1,276,197
157,000	e	Byd Co Ltd	997,376
385,520	e	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd	185,455
568,700		China Agri-Industries Holdings Ltd	217,268
488,000		China BlueChemical Ltd	173,294
1,340,000	*,e	China Cinda Asset Management Co Ltd	634,203
2,224,600		China Citic Bank	1,449,214
1,306,000	e	China Coal Energy Co	800,072
1,120,000		China Communications Construction Co Ltd	859,805
572,400		China Communications Services Corp Ltd	268,773
17,625,350		China Construction Bank	13,150,254
850,000		China Everbright Bank Co Ltd	416,760
625,000		China Everbright International Ltd	862,950
214,000		China Everbright Ltd	416,270
1,473,000	e	China Huishan Dairy Holdings Co Ltd	330,449
234,400	*	China Insurance International Holdings Co Ltd	503,187
131,200		China International Marine Containers Group Co Ltd	306,434
1,841,000		China Life Insurance Co Ltd	5,493,490
781,000		China Longyuan Power Group Corp	832,848
341,000		China Mengniu Dairy Co Ltd	1,506,266
1,199,000		China Merchants Bank Co Ltd	2,222,016
294,600		China Merchants Holdings International Co Ltd	931,230
1,592,300	e	China Minsheng Banking Corp Ltd	1,597,555
1,467,000		China Mobile Hong Kong Ltd	18,253,163
742,000	e	China National Building Material Co Ltd	687,956
528,000		China Oilfield Services Ltd	1,103,543
1,018,000	e	China Overseas Land & Investment Ltd	2,953,660
674,800		China Pacific Insurance Group Co Ltd	2,525,208
634,000		China Pharmaceutical Group Ltd	584,085
532,500	e	China Railway Construction Corp	559,442
1,069,000		China Railway Group Ltd	659,469
296,000	e	China Resources Enterprise	704,034
232,000		China Resources Gas Group Ltd	663,168

260

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

490,000		China Resources Land Ltd	$1,165,477
492,000		China Resources Power Holdings Co	1,432,037
919,000		China Shenhua Energy Co Ltd	2,590,235
1,138,000	*,e	China Shipping Container Lines Co Ltd	324,553
585,000	e,m	China South Locomotive and Rolling Stock Corp	595,172
448,000		China State Construction International Holdings Ltd	692,565
3,466,000		China Telecom Corp Ltd	2,209,420
1,210,000		China Unicom Ltd	1,818,042
292,000	*,e	China Vanke Co Ltd	543,992
228,400		Chongqing Changan Automobile Co Ltd	504,761
744,000		Chongqing Rural Commercial Bank	358,059
598,000		Citic Pacific Ltd	1,047,798
334,000		CITIC Securities Co Ltd	833,382
4,576,000		CNOOC Ltd	7,165,507
772,500	*,e	COSCO Holdings	346,895
471,158		COSCO Pacific Ltd	619,999
1,318,675	e	Country Garden Holdings Co Ltd	518,078
768,000		Datang International Power Generation Co Ltd	402,198
700,000		Dongfeng Motor Group Co Ltd	1,082,520
1,475,000	e	Evergrande Real Estate Group	566,810
370,000		Far East Horizon Ltd	344,121
480,000	e	Fosun International	569,356
844,000	e	Franshion Properties China Ltd	199,236
1,265,000		Geely Automobile Holdings Ltd	566,275
148,000	e	Golden Eagle Retail Group Ltd	181,437
2,777,668	e	GOME Electrical Appliances Holdings Ltd	437,609
255,500	e	Great Wall Motor Co Ltd	1,122,835
698,000	e	Guangdong Investments Ltd	918,165
536,000		Guangzhou Automobile Group Co Ltd	476,894
2,062,160	e	Guangzhou Investment Co Ltd	380,326
246,800	e	Guangzhou R&F Properties Co Ltd	269,184
174,000		Haitian International Holdings Ltd	373,243
420,000		Haitong Securities Co Ltd	721,107
185,000		Hengan International Group Co Ltd	1,950,039
822,000		Huaneng Power International, Inc	1,010,600
18,083,000		Industrial & Commercial Bank of China	12,006,388
299,917		Inner Mongolia Yitai Coal Co	482,566
316,000	*	Intime Retail Group Co Ltd	275,200
388,000	e	Jiangsu Express	433,409
403,000	e	Jiangxi Copper Co Ltd	715,840
167,000	e	Kingsoft Corp Ltd	394,308
1,550,000	e	Lenovo Group Ltd	2,284,706
314,000	e	Longfor Properties Co Ltd	364,252
235,400		New China Life insurance Co Ltd	880,908
1,839,000		People’s Insurance Co Group of China Ltd	794,896
846,840		PICC Property & Casualty Co Ltd	1,553,475
511,500		Ping An Insurance Group Co of China Ltd	4,181,373
434,000	e	Poly Hong Kong Investment Ltd	168,125
440,000	e	Shandong Weigao Group Medical Polymer Co Ltd	444,943
904,000		Shanghai Electric Group Co Ltd	452,920
129,000		Shanghai Fosun Pharmaceutical Group Co Ltd	464,438

261

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

143,000		Shanghai Industrial Holdings Ltd	$440,915
182,200		Shanghai Pharmaceuticals Holding Co Ltd	455,964
150,000		Shenzhou International Group Holdings Ltd	517,867
884,149	e	Shui On Land Ltd	201,841
1,073,000		Sihuan Pharmaceutical Holdings	856,791
885,471	e	Sino-Ocean Land Holdings Ltd	506,287
315,500		Sinopec Engineering Group Co Ltd	305,143
986,000		Sinopec Shanghai Petrochemical Co Ltd	305,707
244,800	e	Sinopharm Group Co	956,333
535,500		Soho China Ltd	392,955
668,500	e	Sun Art Retail Group Ltd	716,652
1,231,700		Tencent Holdings Ltd	19,796,207
504,000		Tingyi Cayman Islands Holding Corp	1,253,823
102,000	e	Tsingtao Brewery Co Ltd	754,003
343,200	e	Uni-President China Holdings Ltd	317,305
1,471,000	e	Want Want China Holdings Ltd	2,008,751
135,200	e	Weichai Power Co Ltd	518,989
211,000	*,m	Wison Engineering Services Co Ltd	272
196,000		Xinao Gas Holdings Ltd	1,271,726
792,000	e	Yanzhou Coal Mining Co Ltd	669,710
286,500		Yingde Gases	223,711
476,000		Zhejiang Expressway Co Ltd	479,980
149,500	e	Zhongsheng Group Holdings Ltd	153,972
140,500	m	Zhuzhou CSR Times Electric Co Ltd	604,202
1,884,000	e	Zijin Mining Group Co Ltd	482,419
169,520		ZTE Corp	411,093
		TOTAL CHINA	179,892,366

COLOMBIA - 0.8%
48,754		Almacenes Exito S.A.	687,651
19,799		Banco Davivienda S.A.	295,421
95,331		BanColombia S.A. (Preference)	1,339,962
87,140		Cementos Argos S.A.	444,700
37,548	*	Cemex Latam Holdings S.A.	335,058
14,182		Corp Financiera Colombiana S.A.	279,160
1,318,037		Ecopetrol S.A.	1,761,653
65,942		Grupo Argos S.A.	717,269
30,078		Grupo Argos S.A.(Preference)	331,845
233,089		Grupo Aval Acciones y Valores	158,036
54,595		Grupo de Inversiones Suramericana S.A.	1,135,151
25,267		Grupo de Inversiones Suramericana S.A. (Preference)	509,393
77,656		Interconexion Electrica S.A.	332,137
145,736		Isagen S.A. ESP	191,954
		TOTAL COLOMBIA	8,519,390

CZECH REPUBLIC - 0.2%
39,467		CEZ AS	1,091,742
3,567		Komercni Banka AS	764,199
22,077	e	Telefonica O2 Czech Republic AS	246,639
		TOTAL CZECH REPUBLIC	2,102,580
262

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

EGYPT - 0.2%
208,137		Commercial International Bank	$1,419,728
567,633	*	Orascom Telecom Holding SAE	345,341
270,573		Talaat Moustafa Group	402,372
65,419		Telecom Egypt	126,240
		TOTAL EGYPT	2,293,681

GREECE - 0.5%
891,175	*	Alpha Bank S.A.	580,973
1,786,650	*	Eurobank Ergasias SA	620,522
7,283	*	Folli Follie S.A.	238,360
57,075	*	Hellenic Telecommunications Organization S.A.	644,638
24,254		JUMBO S.A.	265,961
356,681	*	National Bank of Greece S.A.	860,350
51,308		OPAP S.A.	621,594
482,951	*	Piraeus Bank S.A.	702,318
27,699	*	Public Power Corp	210,409
12,195		Titan Cement Co S.A.	270,279
		TOTAL GREECE	5,015,404

HONG KONG - 0.8%
1,330,000	*,m	Alibaba Pictures Group Ltd	207,085
1,109,000		Belle International Holdings Ltd	1,411,230
520,000		China Gas Holdings Ltd	929,697
549,007		China Resources Cement Holdings Ltd	373,324
2,442,000	*,e	GCL Poly Energy Holdings Ltd	823,009
277,000		Haier Electronics Group Co Ltd	748,137
3,132,000	e	Hanergy Thin Film Power Group Ltd	714,833
161,403	*	Jinmao Investments and Jinmao China Investments Holdings Ltd	116,757
149,500		Kingboard Chemical Holdings Ltd	294,538
381,000	e	Lee & Man Paper Manufacturing Ltd	209,084
658,000	e	New World China Land Ltd	400,006
397,000	e	Nine Dragons Paper Holdings Ltd	307,709
331,500		Shimao Property Holdings Ltd	713,466
732,000		Sino Biopharmaceutical	736,969
		TOTAL HONG KONG	7,985,844

HUNGARY - 0.2%
16,715		MOL Hungarian Oil and Gas plc	795,358
40,385	e	OTP Bank	668,841
26,552		Richter Gedeon Rt	405,044
		TOTAL HUNGARY	1,869,243

INDIA - 6.8%
32,027		Adani Enterprises Ltd	252,718
8,625		Aditya Birla Nuvo Ltd	236,236
153,610		Ambuja Cements Ltd	569,007
17,505		Apollo Hospitals Enterprise Ltd	317,699
70,289		Asian Paints Ltd	751,004
5,299		Associated Cement Co Ltd	129,362
29,321		Aurobindo Pharma Ltd	462,445
19,115		Bajaj Holdings and Investment Ltd	812,511
132,328		Bharat Heavy Electricals	552,883

263

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

48,539		Bharat Petroleum Corp Ltd	$568,298
143,670		Bharti Airtel Ltd	933,638
166,536		Cairn India Ltd	771,512
80,907		Cipla Ltd	878,531
155,462		Coal India Ltd	937,499
113,999		Dabur India Ltd	420,219
9,032		Divi S Laboratories Ltd	275,493
98,547		DLF Ltd	200,407
27,823		Dr Reddy’s Laboratories Ltd	1,434,283
73,083		GAIL India Ltd	628,195
1,505		GlaxoSmithKline Consumer Healthcare Ltd	135,586
23,381		Godrej Consumer Products Ltd	369,317
58,530		HCL Technologies Ltd	1,535,143
92,094		HDFC Bank Ltd	1,371,089
8,319		Hero Honda Motors Ltd	415,437
278,133		Hindalco Industries Ltd	739,729
180,094		Hindustan Lever Ltd	2,164,206
353,690		Housing Development Finance Corp	6,370,204
51,855		ICICI Bank Ltd	1,377,224
253,038		Idea Cellular Ltd	670,432
109,298		Infosys Technologies Ltd	7,245,429
531,590		ITC Ltd	3,073,854
251,525	*	Jaiprakash Associates Ltd	127,586
79,526		Jindal Steel & Power Ltd	209,553
20,436		JSW Steel Ltd	419,710
74,974		Larsen & Toubro Ltd	2,020,656
55,669		LIC Housing Finance Ltd	327,847
62,848		Mahindra & Mahindra Financial Services Ltd	300,263
80,477		Mahindra & Mahindra Ltd	1,711,223
118,137		Mundra Port and Special Economic Zone Ltd	549,162
5,317		Nestle India Ltd	541,849
367,045		NTPC Ltd	896,428
52,457		Oil India Ltd	539,852
13,054		Piramal Healthcare Ltd	171,456
60,175		Power Finance Corp Ltd	276,676
272,806		Power Grid Corp of India Ltd	647,337
27,514	*	Ranbaxy Laboratories Ltd	283,677
21,056		Reliance Capital Ltd	162,782
186,688	*	Reliance Communication Ventures Ltd	322,387
27,225		Reliance Energy Ltd	282,345
319,111		Reliance Industries Ltd	5,179,233
120,165	*	Reliance Power Ltd	149,265
61,311		Rural Electrification Corp Ltd	301,195
276,434		Sesa Sterlite Ltd	1,153,450
32,036		Shriram Transport Finance Co Ltd	495,626
14,564		Siemens India Ltd	207,017
17,942		State Bank of India Ltd (GDR)	1,575,308
174,074		Sun Pharmaceutical Industries Ltd	2,395,774
112,224		Tata Consultancy Services Ltd	4,766,504
180,024		Tata Motors Ltd	1,572,931
227,886		Tata Power Co Ltd	347,894
69,770		Tata Steel Ltd	556,917
264

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

12,292		Tech Mahindra Ltd	$503,912
7,906		Ultra Tech Cement Ltd	328,004
13,542		United Breweries Ltd	154,038
14,068	*	United Spirits Ltd	633,255
145,466		Wipro Ltd	1,343,800
		TOTAL INDIA	68,054,502

INDONESIA - 2.4%
5,089,000		Adaro Energy Tbk	478,558
2,598,800		Bank Rakyat Indonesia	2,381,530
225,300		Indofood CBP Sukses Makmur Tbk	206,035
70,500		PT Astra Agro Lestari Tbk	137,120
4,750,600		PT Astra International Tbk	2,663,714
2,902,400		PT Bank Central Asia Tbk	3,133,257
659,066		PT Bank Danamon Indonesia Tbk	229,848
2,155,971		PT Bank Mandiri Persero Tbk	1,851,664
1,693,293		PT Bank Negara Indonesia	834,565
1,238,800		PT Bumi Serpong Damai	164,626
1,610,000		PT Charoen Pokphand Indonesia Tbk	559,916
671,400		PT Excelcomindo Pratama	306,950
1,404,000		PT Global MediaCom Tbk	227,870
108,100		PT Gudang Garam Tbk	517,308
180,400		PT Indo Tambangraya Megah	316,533
323,500		PT Indocement Tunggal Prakarsa Tbk	641,172
881,900		PT Indofood Sukses Makmur Tbk	498,130
391,400		PT Jasa Marga Tbk	205,780
4,834,000		PT Kalbe Farma Tbk	682,525
4,038,100		PT Lippo Karawaci Tbk	357,666
478,500		PT Matahari Department Store Tbk	579,354
1,044,200		PT Media Nusantara Citra Tbk	242,077
2,595,000		PT Perusahaan Gas Negara Persero Tbk	1,278,270
675,000		PT Semen Gresik Persero Tbk	886,648
1,024,300		PT Surya Citra Media Tbk	286,721
366,500		PT Tambang Batubara Bukit Asam Tbk	393,201
12,024,800		PT Telekomunikasi Indonesia Persero Tbk	2,738,616
342,500		PT Unilever Indonesia Tbk	862,335
374,900		PT United Tractors Tbk	569,470
445,000		Tower Bersama Infrastructure	327,720
		TOTAL INDONESIA	24,559,179

KOREA, REPUBLIC OF - 13.5%
770		Amorepacific Corp	1,653,375
41,562		BS Financial Group, Inc	646,732
14,233	*	Celltrion, Inc	560,059
18,450	*	Cheil Communications, Inc	287,302
1,888		CJ CheilJedang Corp	689,359
3,528		CJ Corp	573,135
6,188		Daelim Industrial Co	409,893
20,970	*	Daewoo Engineering & Construction Co Ltd	128,579
9,040		Daewoo International Corp	286,261
41,362	*	Daewoo Securities Co Ltd	434,115
23,820		Daewoo Shipbuilding & Marine Engineering Co Ltd	407,261

265

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

4,042	*	DC Chemical Co Ltd	$348,895
28,425		DGB Financial Group Co Ltd	405,345
10,025		Dongbu Insurance Co Ltd	560,456
1,617		Doosan Corp	167,976
11,547		Doosan Heavy Industries and Construction Co Ltd	253,719
26,980	*	Doosan Infracore Co Ltd	273,050
4,914		E-Mart Co Ltd	911,788
3,189		GLOVIS Co Ltd	793,206
11,581	*	GS Engineering & Construction Corp	305,169
16,842		GS Holdings Corp	651,493
9,067		Halla Climate Control Corp	404,068
68,491		Hana Financial Group, Inc	2,371,832
16,088		Hankook Tire Co Ltd	828,915
22,203		Hanwha Chemical Corp	252,993
8,921		Hanwha Corp	228,577
3,732		Honam Petrochemical Corp	506,158
8,458		Hotel Shilla Co Ltd	796,273
136,234	*	Hynix Semiconductor, Inc	6,075,258
4,965		Hyosung Corp	294,797
3,491		Hyundai Department Store Co Ltd	442,559
13,566		Hyundai Development Co	511,617
17,167		Hyundai Engineering & Construction Co Ltd	779,070
9,482		Hyundai Heavy Industries	881,002
11,800		Hyundai Marine & Fire Insurance Co Ltd	311,640
13,190	*	Hyundai Merchant Marine Co Ltd	142,735
2,740		Hyundai Mipo Dockyard	194,721
16,125		Hyundai Mobis	3,772,679
36,580		Hyundai Motor Co	5,804,572
8,875		Hyundai Motor Co Ltd (2nd Preference)	1,061,602
5,586		Hyundai Motor Co Ltd (Preference)	645,623
16,604		Hyundai Steel Co	1,058,238
3,613		Hyundai Wia Corp	622,747
59,537		Industrial Bank of Korea	870,628
5,780		Jinro Ltd	143,080
28,326		Kangwon Land, Inc	926,270
91,404		KB Financial Group, Inc	3,583,014
1,194		KCC Corp	661,039
62,208		Kia Motors Corp	3,021,594
10,553		Korea Aerospace Industries Ltd	407,506
61,925		Korea Electric Power Corp	2,718,246
5,872	*	Korea Gas Corp	275,287
8,950		Korea Investment Holdings Co Ltd	452,574
2,829		Korea Kumho Petrochemical	204,587
43,560		Korea Life Insurance Co Ltd	334,741
2,075		Korea Zinc Co Ltd	781,430
4,656	*	Korean Air Lines Co Ltd	165,278
15,402		KT Corp	474,529
26,567		KT&G Corp	2,352,315
11,162		LG Chem Ltd	2,091,926
2,202		LG Chem Ltd (Preference)	327,919
22,819		LG Corp	1,357,732
25,156		LG Electronics, Inc	1,536,319

266

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

2,128		LG Household & Health Care Ltd	$1,240,485
2,992	*	LG Innotek Co Ltd	235,914
49,559		LG Telecom Ltd	509,663
55,468	*	LG.Philips LCD Co Ltd	1,632,923
169		Lotte Confectionery Co Ltd	303,917
2,507		Lotte Shopping Co Ltd	694,979
3,131		LS Cable Ltd	175,316
2,364		LS Industrial Systems Co Ltd	139,343
4,619		Mirae Asset Securities Co Ltd	198,419
6,711		Naver Corp	4,748,851
3,140		NCsoft	432,579
843		Orion Corp	649,757
700		Pacific Corp	774,485
11,158		Paradise Co Ltd	343,438
15,630		POSCO	4,514,523
3,578		S1 Corp (Korea)	249,154
8,399		Samsung Card Co	361,164
30,096		Samsung Corp	2,035,902
12,092		Samsung Electro-Mechanics Co Ltd	551,469
26,306		Samsung Electronics Co Ltd	30,676,544
4,894		Samsung Electronics Co Ltd (Preference)	4,517,470
6,953	*	Samsung Engineering Co Ltd	401,028
7,960		Samsung Fire & Marine Insurance Co Ltd	2,143,312
37,180		Samsung Heavy Industries Co Ltd	906,155
14,321		Samsung Life Insurance Co Ltd	1,562,084
12,988		Samsung SDI Co Ltd	1,531,556
14,049		Samsung Securities Co Ltd	629,417
7,529		Samsung Techwin Co Ltd	231,238
101,711		Shinhan Financial Group Co Ltd	4,787,107
1,503		Shinsegae Co Ltd	278,816
4,760		SK C&C Co Ltd	1,080,190
5,902		SK Corp	925,132
16,234		SK Energy Co Ltd	1,327,943
27,882	*	SK Networks Co Ltd	286,045
1,827		SK Telecom Co Ltd	457,844
17,112		S-Oil Corp	650,074
12,677		Woongjin Coway Co Ltd	969,115
68,974	*,m	Woori Finance Holdings Co Ltd	768,006
25,261		Woori Investment & Securities Co Ltd	276,879
1,685		Yuhan Corp	278,565
		TOTAL KOREA, REPUBLIC OF	135,897,659

MALAYSIA - 3.6%
209,600		AirAsia BHD	159,325
212,700		Alliance Financial Group BHD	310,004
362,000		AMMB Holdings BHD	746,366
333,400		Astro Malaysia Holdings BHD	334,609
129,391		Berjaya Sports Toto BHD	142,009
31,500		British American Tobacco Malaysia BHD	666,030
1,139,400		Bumi Armada BHD	544,109
1,141,876		Bumiputra-Commerce Holdings BHD	2,254,795
853,596		Dialog Group BHD	421,055

267

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

756,500		Digi.Com BHD	$1,424,062
219,100		Felda Global Ventures Holdings BHD	243,796
399,600		Gamuda BHD	622,667
466,575		Genting BHD	1,383,238
41,000		Genting Plantations BHD	131,878
90,620		Hong Leong Bank BHD	402,786
31,000		Hong Leong Credit BHD	170,576
602,500		IHH Healthcare BHD	906,704
255,300		IJM Corp BHD	537,106
724,700		IOI Corp BHD	1,077,383
302,000		IOI Properties Group Sdn BHD	252,574
109,400		Kuala Lumpur Kepong BHD	764,865
81,300		Lafarge Malayan Cement BHD	259,033
1,088,755		Malayan Banking BHD	3,211,962
147,573		Malaysia Airports Holdings BHD	323,927
470,400		Maxis BHD	964,036
267,000		MISC BHD	557,041
683,800		Petronas Chemicals Group BHD	1,277,843
104,100		Petronas Dagangan BHD	645,630
174,200		Petronas Gas BHD	1,194,505
94,200		PPB Group BHD	453,065
658,140		Public Bank BHD	3,709,634
690,300		Resorts World BHD	902,743
97,271		RHB Capital BHD	260,196
1,107,100		Sapurakencana Petroleum BHD	1,147,686
708,322		Sime Darby BHD	2,084,500
370,257		Telekom Malaysia BHD	810,474
695,450		Tenaga Nasional BHD	2,825,446
625,100		TM International BHD	1,340,024
231,400		UEM Land Holdings BHD	132,289
113,300		UMW Holdings BHD	402,783
975,000		YTL Corp BHD	492,057
449,469	*	YTL Power International BHD	217,270
		TOTAL MALAYSIA	36,708,081

MEXICO - 5.1%
675,550		Alfa S.A. de C.V. (Class A)	2,152,630
8,107,470		America Movil S.A. de C.V. (Series L)	9,891,821
2,908,791	*,e	Cemex S.A. de C.V.	3,583,540
97,960		Coca-Cola Femsa S.A. de C.V.	1,033,486
255,286	e	Compartamos SAB de C.V.	568,534
126,900		Controladora Comercial Mexicana S.A. de C.V.	497,187
44,300		El Puerto de Liverpool SAB de C.V.	519,740
96,225		Embotelladoras Arca SAB de C.V.	619,670
547,600		Fibra Uno Administracion S.A. de C.V.	1,903,104
464,237		Fomento Economico Mexicano S.A. de C.V.	4,465,087
166,200	*,e	Genomma Lab Internacional S.A. de C.V.	419,503
44,000	*	Gruma SAB de C.V.	484,527
74,328		Grupo Aeroportuario del Pacifico S.A. de C.V. (B Shares)	505,704
44,100		Grupo Aeroportuario del Sureste S.A. de C.V. (Class B)	589,539
388,820		Grupo Bimbo S.A. de C.V. (Series A)	1,137,334
136,498		Grupo Carso S.A. de C.V. (Series A1)	779,887
268

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

64,400		Grupo Comercial Chedraui S.a. DE C.V.	$226,539
592,987		Grupo Financiero Banorte S.A. de C.V.	3,804,188
555,032		Grupo Financiero Inbursa S.A.	1,666,796
426,700	e	Grupo Financiero Santander Mexico SAB de C.V.	1,136,916
151,300		Grupo Lala SAB de C.V.	347,177
926,456		Grupo Mexico S.A. de C.V. (Series B)	3,183,300
614,426		Grupo Televisa S.A.	4,440,430
35,072		Industrias Penoles S.A. de C.V.	787,113
335,542		Kimberly-Clark de Mexico S.A. de C.V. (Class A)	776,671
224,896		Mexichem SAB de C.V.	920,042
133,140	*,e	Minera Frisco SAB de C.V.	236,891
148,000	*	OHL Mexico SAB de CV	416,538
64,700	*	Promotora y Operadora de Infraestructura SAB de C.V.	888,804
1,265,689	e	Wal-Mart de Mexico S.A. de C.V. (Series V)	2,925,900
		TOTAL MEXICO	50,908,598

PERU - 0.3%
50,022		Cia de Minas Buenaventura S.A. (ADR) (Series B)	460,202
15,372		Credicorp Ltd (NY)	2,474,892
		TOTAL PERU	2,935,094

PHILIPPINES - 1.1%
403,360		Aboitiz Equity Ventures, Inc	467,578
332,400		Aboitiz Power Corp	303,734
455,300		Alliance Global Group, Inc	256,601
50,348		Ayala Corp	773,839
1,645,000		Ayala Land, Inc	1,229,181
396,956		Banco de Oro Universal Bank	866,466
157,960		Bank of the Philippine Islands	334,716
912,800		DMCI Holdings, Inc	329,763
7,430		Globe Telecom, Inc	278,977
98,450		International Container Term Services, Inc	254,384
577,860		JG Summit Holdings (Series B)	821,184
96,480		Jollibee Foods Corp	421,339
3,090,000		Megaworld Corp	341,478
2,223,600		Metro Pacific Investments Corp	251,638
71,033		Metropolitan Bank & Trust	130,595
23,620		Philippine Long Distance Telephone Co	1,651,587
2,420,400		PNOC Energy Development Corp	415,219
39,080		SM Investments Corp	682,359
1,526,775		SM Prime Holdings	594,689
217,920		Universal Robina	902,671
		TOTAL PHILIPPINES	11,307,998

POLAND - 1.5%
7,112	*	Alior Bank S.A.	158,089
5,795		Bank Handlowy w Warszawie S.A.	195,938
73,388		Bank Millennium S.A.	182,003
29,933		Bank Pekao S.A.	1,566,645
6,630		Bank Zachodni WBK S.A.	751,729
2,875		BRE Bank S.A.	425,594
45,713		Cyfrowy Polsat S.A.	349,969
269

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

36,449		Enea S.A.	$173,299
45,941		Energa S.A.	341,668
15,689		Eurocash S.A.	154,248
254,984	*	Get Bank S.A.	197,032
35,015	*	Grupa Lotos S.A.	270,498
7,200	*	Jastrzebska Spolka Weglowa S.A.	61,874
32,994		KGHM Polska Miedz S.A.	1,272,524
201		LPP S.A.	600,054
554,015		Polish Oil & Gas Co	827,780
203,706		Polska Grupa Energetyczna S.A.	1,336,525
93,091		Polski Koncern Naftowy Orlen S.A.	1,159,746
197,399		Powszechna Kasa Oszczednosci Bank Polski S.A.	2,195,745
13,220		Powszechny Zaklad Ubezpieczen S.A.	1,983,529
95,708		Synthos S.A.	118,937
194,976		Tauron Polska Energia S.A.	304,519
153,060		Telekomunikacja Polska S.A.	458,633
9,439		Zaklady Azotowe w Tarnowie-Moscicach S.A.	175,735
		TOTAL POLAND	15,262,313
QATAR - 0.6%
18,463		Barwa Real Estate Co	217,761
5,449	*	Commercial Bank of Qatar QSC	111,633
8,371		Doha Bank QSC	135,775
21,037		Industries Qatar QSC	1,095,250
89,349		Masraf Al Rayan	1,310,539
17,083		Ooredoo QSC	591,789
6,097		Qatar Electricity & Water Co	305,055
14,554		Qatar Islamic Bank SAQ	452,297
21,565		Qatar National Bank	1,272,086
91,640		Vodafone Qatar	539,968
		TOTAL QATAR	6,032,153

RUSSIA - 4.2%
33,708		AFK Sistema (GDR)	273,081
451,000	d	Gazprom (ADR)	2,975,698
928,409		Gazprom OAO (ADR)	6,151,464
121,191		LUKOIL (ADR)	5,940,701
56,741		Magnit OAO (GDR)	3,808,418
14,049		MegaFon OAO (GDR)	328,746
140,536		MMC Norilsk Nickel (ADR)	2,622,285
107,849		Mobile TeleSystems (ADR)	1,542,241
23,077		NovaTek OAO (GDR)	2,485,226
342,982		Rosneft Oil Co (GDR)	1,908,904
32,348		Rostelecom (ADR)	484,621
306,629		RusHydro (ADR)	512,689
667,834		Sberbank of Russian Federation (ADR)	5,085,516
55,164		Severstal (GDR)	584,310
394,047		Surgutneftegaz (ADR)	2,599,537
67,002		Tatneft (GDR)	2,394,844
3,625		TMK OAO (GDR)	28,384
63,963		Uralkali (GDR)	1,144,414
615,796		VTB Bank OJSC (GDR)	1,166,420
		TOTAL RUSSIA	42,037,499
270

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

SOUTH AFRICA - 7.3%
331,683	*,e,m	African Bank Investments Ltd	$301
22,377		African Rainbow Minerals Ltd	276,044
14,655	*	Anglo Platinum Ltd	463,063
97,022	*	AngloGold Ashanti Ltd	810,806
76,389		Aspen Pharmacare Holdings Ltd	2,729,086
6,919	e	Assore Ltd	128,511
75,350		Barclays Africa Group Ltd	1,190,850
44,200		Barloworld Ltd	383,988
74,278		Bidvest Group Ltd	2,044,255
83,974	*	Brait S.A.	631,206
56,058		Coronation Fund Managers Ltd	485,373
76,718		Discovery Holdings Ltd	698,542
756,666		FirstRand Ltd	3,241,045
41,232	e	Foschini Ltd	466,108
189,962		Gold Fields Ltd	615,979
457,660		Growthpoint Properties Ltd	1,111,127
82,008	*,e	Harmony Gold Mining Co Ltd	132,475
132,377	*	Impala Platinum Holdings Ltd	965,512
41,140		Imperial Holdings Ltd	709,191
54,289		Investec Ltd	495,367
13,384	e	Kumba Iron Ore Ltd	335,860
50,604	e	Kumba Resources Ltd	528,535
20,284		Liberty Holdings Ltd	234,727
221,409		Life Healthcare Group Holdings Pte Ltd	837,280
19,917		Massmart Holdings Ltd	215,308
87,470		Mediclinic International Ltd	781,972
207,068		Metropolitan Holdings Ltd	529,301
57,525		Mr Price Group Ltd	1,191,016
403,785		MTN Group Ltd	8,941,031
126,293		Nampak Ltd	515,020
94,801		Naspers Ltd (N Shares)	11,824,447
46,133	e	Nedbank Group Ltd	1,006,044
228,453		Network Healthcare Holdings Ltd	691,158
94,564	*,e	Northam Platinum Ltd	292,217
63,787	e	Pick’n Pay Stores Ltd	308,505
92,349		PPC Ltd	247,752
602,921		Redefine Properties Ltd	546,323
115,459		Remgro Ltd	2,651,169
166,886		RMB Holdings Ltd	927,283
151,608		RMI Holdings	540,468
444,777		Sanlam Ltd	2,810,564
123,781	*,e	Sappi Ltd	490,252
138,478		Sasol Ltd	6,914,926
107,461		Shoprite Holdings Ltd	1,558,148
34,986	e	Spar Group Ltd	409,339
287,187	e	Standard Bank Group Ltd	3,616,480
503,186	e	Steinhoff International Holdings Ltd	2,574,305
37,658		Tiger Brands Ltd	1,133,462
91,203	e	Truworths International Ltd	625,043
271

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

86,513	e	Vodacom Group Pty Ltd	$1,050,379
255,591		Woolworths Holdings Ltd	1,819,682
		TOTAL SOUTH AFRICA	73,726,825

TAIWAN - 11.3%
592,000	*	Acer, Inc	406,816
1,473,372		Advanced Semiconductor Engineering, Inc	1,777,408
76,850		Advantech Co Ltd	534,682
526,512		Asia Cement Corp	679,700
492,000		Asia Pacific Telecom Co Ltd	291,512
167,500		Asustek Computer, Inc	1,710,205
1,996,000		AU Optronics Corp	951,236
154,000		Catcher Technology Co Ltd	1,300,028
2,022,270		Cathay Financial Holding Co Ltd	3,333,440
231,960		Chailease Holding Co Ltd	572,845
1,035,413		Chang Hwa Commercial Bank	652,819
373,490		Cheng Shin Rubber Industry Co Ltd	872,317
111,453		Chicony Electronics Co Ltd	320,955
247,000	*	China Airlines	96,700
3,359,754		China Development Financial Holding Corp	1,079,954
644,807		China Life Insurance Co Ltd (Taiwan)	562,389
60,000		China Motor Corp	54,687
2,816,850		China Steel Corp	2,430,155
3,323,633		Chinatrust Financial Holding Co	2,330,799
911,600		Chunghwa Telecom Co Ltd	2,781,320
87,497		Clevo Co	155,363
991,000		Compal Electronics, Inc	732,465
111,000		CTCI Corp	181,470
445,000		Delta Electronics, Inc	2,669,641
1,490,237		E.Sun Financial Holding Co Ltd	943,891
36,400		Eclat Textile Co Ltd	347,226
202,000		Epistar Corp	365,277
257,100	*	Eva Airways Corp	150,635
286,299	*	Evergreen Marine Corp Tawain Ltd	169,223
165,985		Far Eastern Department Stores Co Ltd	150,085
709,522		Far Eastern Textile Co Ltd	746,093
395,000		Far EasTone Telecommunications Co Ltd	874,164
36,256		Farglory Land Development Co Ltd	35,859
1,674,501		First Financial Holding Co Ltd	1,030,949
780,270		Formosa Chemicals & Fibre Corp	1,816,796
7,635		Formosa International Hotels Corp	79,067
404,000		Formosa Petrochemical Corp	948,317
1,004,600		Formosa Plastics Corp	2,319,989
104,000		Formosa Taffeta Co Ltd	105,154
180,240		Foxconn Technology Co Ltd	480,911
1,611,812		Fubon Financial Holding Co Ltd	2,728,673
2,056,970		Fuhwa Financial Holdings Co Ltd	1,036,149
65,000		Giant Manufacturing Co Ltd	526,303
9,000		Hermes Microvision, Inc	423,218
150,500	*	High Tech Computer Corp	666,394
128,300		Highwealth Construction Corp	222,055
48,709		Hiwin Technologies Corp	385,366
272

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

2,992,153		Hon Hai Precision Industry Co, Ltd	$9,470,155
59,000		Hotai Motor Co Ltd	863,353
1,412,167		Hua Nan Financial Holdings Co Ltd	836,754
1,887,061		InnoLux Display Corp	862,379
541,000	*	Inotera Memories, Inc	836,102
555,060		Inventec Co Ltd	386,219
52,000		Kinsus Interconnect Technology Corp	195,695
25,000		Largan Precision Co Ltd	1,756,233
484,946		Lite-On Technology Corp	680,581
338,961		MediaTek, Inc	4,841,366
2,473,655		Mega Financial Holding Co Ltd	2,051,643
53,000		Merida Industry Co Ltd	366,105
1,169,860		Nan Ya Plastics Corp	2,421,107
139,000		Novatek Microelectronics Corp Ltd	719,472
396,000		Pegatron Technology Corp	721,708
28,000		Phison Electronics Corp	189,119
439,000		Pou Chen Corp	484,080
134,000		Powertech Technology, Inc	225,288
155,000		President Chain Store Corp	1,161,137
643,000		Quanta Computer, Inc	1,618,761
93,814		Radiant Opto-Electronics Corp	327,815
101,085		Realtek Semiconductor Corp	335,068
126,735		Ruentex Development Co Ltd	189,186
123,730		Ruentex Industries Ltd	264,507
38,604		Scinopharm Taiwan Ltd	78,195
1,642,474		Shin Kong Financial Holding Co Ltd	498,877
671,000		Siliconware Precision Industries Co	957,191
58,490		Simplo Technology Co Ltd	284,557
1,627,323		SinoPac Financial Holdings Co Ltd	706,543
55,851		Standard Foods Corp	128,862
252,000		Synnex Technology International Corp	354,275
1,768,266		Taishin Financial Holdings Co Ltd	843,522
355,156	*	Taiwan Business Bank	106,842
793,914		Taiwan Cement Corp	1,214,481
1,126,727		Taiwan Cooperative Financial Holding	602,640
184,000		Taiwan Fertilizer Co Ltd	326,436
172,129		Taiwan Glass Industrial Corp	133,537
415,200		Taiwan Mobile Co Ltd	1,347,303
5,873,000		Taiwan Semiconductor Manufacturing Co Ltd	25,458,694
482,000		Teco Electric and Machinery Co Ltd	536,309
56,626		TPK Holding Co Ltd	334,282
28,000		Transcend Information, Inc	94,605
118,567		TSRC Corp	133,406
55,000		U-Ming Marine Transport Corp	86,244
274,000		Unimicron Technology Corp	210,913
1,129,548		Uni-President Enterprises Corp	1,942,244
2,777,000		United Microelectronics Corp	1,232,985
191,000		Vanguard International Semiconductor Corp	286,954
749,000	*	Walsin Lihwa Corp	248,660
541,538		Wistron Corp	568,948
296,500		WPG Holdings Co Ltd	361,176
223,700	*	Yang Ming Marine Transport	102,405
273

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

141,000		Yulon Motor Co Ltd	$208,021
62,127		Zhen Ding Technology Holding Ltd	170,694
		TOTAL TAIWAN	114,394,334

THAILAND - 2.1%
245,400		Advanced Info Service PCL (Foreign)	1,801,879
87,600		Airports of Thailand PCL (Foreign)	650,920
88,900		Bangkok Bank PCL (Foreign)	551,328
686,000		Bangkok Dusit Medical Services PCL	389,558
473,000		Banpu PCL (Foreign)	410,384
177,700		BEC World PCL (Foreign)	263,323
970,600		BTS Group Holdings PCL (Foreign)	307,189
96,000		Bumrungrad Hospital PCL	392,067
245,600		Central Pattana PCL (Foreign)	364,129
551,900		Charoen Pokphand Foods PCL	529,743
1,029,500		CP Seven Eleven PCL (Foreign)	1,438,170
108,200		Glow Energy PCL (Foreign)	332,630
542,742		Home Product Center PCL (Foreign)	154,974
266,178		Indorama Ventures PCL (Foreign)	195,323
4,354,300		IRPC PCL (Foreign)	457,113
377,700		Kasikornbank PCL (Foreign)	2,738,589
779,450		Krung Thai Bank PCL (Foreign)	557,678
195,700		Minor International PCL (Foreign)	208,772
375,284		PTT Exploration & Production PCL (Foreign)	1,687,239
368,541		PTT Global Chemical PCL (Foreign)	699,527
218,900		PTT PCL (Foreign)	2,477,339
91,500		Siam Cement PCL (Foreign)	1,270,929
349,200		Siam Commercial Bank PCL (Foreign)	1,904,199
328,700		Thai Oil PCL (Foreign)	450,996
1,958,700		TMB Bank PCL (Foreign)	185,161
1,314,846	*	True Corp PCL (Foreign)	476,653
		TOTAL THAILAND	20,895,812

TURKEY - 1.6%
426,793		Akbank TAS	1,541,125
47,610	*	Anadolu Efes Biracilik Ve Malt Sanayii AS	556,349
42,401		Arcelik AS	260,307
50,810		BIM Birlesik Magazalar AS	1,160,717
17,406		Coca-Cola Icecek AS	396,490
415,887		Emlak Konut Gayrimenkul Yatiri	467,120
104,403		Enka Insaat ve Sanayi AS	252,636
359,668		Eregli Demir ve Celik Fabrikalari TAS	749,635
11,768	*	Ford Otomotiv Sanayi AS	150,311
214,778		Haci Omer Sabanci Holding AS	979,788
153,522		KOC Holding AS	782,628
13,550		Koza Altin Isletmeleri AS	87,336
30,382		TAV Havalimanlari Holding AS	254,876
18,527		Tofas Turk Otomobil Fabrik	116,244
38,811		Tupras Turkiye Petrol Rafine	841,773
126,045	*	Turk Hava Yollari	413,130
80,910		Turk Sise ve Cam Fabrikalari AS	123,028
95,157		Turk Telekomunikasyon AS	273,340
274

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

202,294	*	Turkcell Iletisim Hizmet AS	$1,175,989
536,563		Turkiye Garanti Bankasi AS	2,094,148
147,281		Turkiye Halk Bankasi AS	983,476
371,075		Turkiye Is Bankasi (Series C)	927,837
166,280		Turkiye Vakiflar Bankasi Tao	357,362
31,753		Ulker Biskuvi Sanayi AS	234,065
198,601		Yapi ve Kredi Bankasi	434,927
		TOTAL TURKEY	15,614,637

UNITED ARAB EMIRATES - 0.5%
240,400		Abu Dhabi Commercial Bank PJSC	514,606
743,587		Aldar Properties PJSC	667,174
254,336	*	Arabtec Holding Co	298,101
35,560		DP World Ltd	686,099
462,032		Dubai Financial Market	353,405
155,199		Dubai Islamic Bank PJSC	325,112
416,629		Emaar Properties PJSC	1,161,492
87,029		First Gulf Bank PJSC	438,035
132,942	*	National Bank of Abu Dhabi PJSC	488,624
		TOTAL UNITED ARAB EMIRATES	4,932,648

UNITED STATES - 5.1%
229,500		iShares Core MSCI Emerging Markets ETF	11,573,685
478,000	e	iShares MSCI Emerging Markets	20,147,700
45,500		iShares MSCI South Korea Index Fund	2,667,665
40,896		Southern Copper Corp (NY)	1,176,987
371,000		Vanguard Emerging Markets ETF	15,819,440
		TOTAL UNITED STATES	51,385,477

		TOTAL COMMON STOCKS	988,065,606
		(Cost $958,794,754)

PREFERRED STOCKS - 0.3%

BRAZIL - 0.3%
768,275	*	ITAUSA Investimentos Itau PR	3,066,403
		TOTAL BRAZIL	3,066,403

PHILIPPINES - 0.0%

307,700	*,m	Ayala Land, Inc (Preferred B)	686
		TOTAL PHILIPPINES	686

		TOTAL PREFERRED STOCKS	3,067,089
		(Cost $3,080,562)

RIGHTS / WARRANTS - 0.0%

CHINA - 0.0%
42,000	e	Agile Property Holdings Ltd	2,762
49,224	m	China Taiping Insurance Holdings Co Ltd	30,200
		TOTAL CHINA	32,962
275

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

SHARES		COMPANY	VALUE

THAILAND - 0.0%
9,785	m	Minor International PCL	$0
		TOTAL THAILAND	0

		TOTAL RIGHTS / WARRANTS	32,962
		(Cost $0)

SHORT-TERM INVESTMENTS - 4.8%

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 4.8%
48,793,793	c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust	48,793,793
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES	48,793,793

		TOTAL SHORT-TERM INVESTMENTS	48,793,793
		(Cost $48,793,793)

		TOTAL INVESTMENTS - 103.2%	1,039,959,450
		(Cost $1,010,669,109)
		OTHER ASSETS & LIABILITIES, NET - (3.2)%	(33,001,742)
		NET ASSETS - 100.0%	$1,006,957,708

Abbreviation(s):
ADR American Depositary Receipt
ETF Exchange Traded Fund
GDR Global Depositary Receipt

*	Non-income producing.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $46,470,429.
m	Indicates a security that has been deemed illiquid.
276

TIAA-CREF FUNDS - Emerging Markets Equity Index Fund

TIAA-CREF FUNDS
EMERGING MARKETS EQUITY INDEX FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2014

		% OF
SECTOR	VALUE	NET ASSETS
FINANCIALS	$303,572,511	30.0%
INFORMATION TECHNOLOGY	161,822,099	16.1
ENERGY	85,750,573	8.5
CONSUMER DISCRETIONARY	84,224,370	8.4
CONSUMER STAPLES	79,224,025	7.9
MATERIALS	75,038,269	7.5
TELECOMMUNICATION SERVICES	73,850,692	7.3
INDUSTRIALS	61,171,705	6.1
UTILITIES	45,980,387	4.6
HEALTH CARE	20,531,026	2.0
SHORT-TERM INVESTMENTS	48,793,793	4.8
OTHER ASSETS & LIABILITIES, NET	(33,001,742)	(3.2)

NET ASSETS	$1,006,957,708	100.0%
277

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
October 31, 2014

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.1%

AUSTRALIA - 8.1%
307,019		AGL Energy Ltd	$3,680,402
185,574	e	ALS Ltd	919,033
1,217,678	*	Alumina Ltd	1,759,898
543,863		Amcor Ltd	5,649,014
1,322,094		AMP Ltd	6,818,069
374,778		APA Group	2,605,581
441,542		Asciano Group	2,442,371
749,824		AusNet Services	906,463
1,236,908	e	Australia & New Zealand Banking Group Ltd	36,600,812
93,524		Australian Stock Exchange Ltd	2,967,265
159,539	e	Bank of Queensland Ltd	1,773,560
191,792		Bendigo Bank Ltd	2,106,244
1,466,276		BHP Billiton Ltd	43,866,325
957,740		BHP Billiton plc	24,744,747
370,746		Boral Ltd	1,628,378
705,900		Brambles Ltd	5,937,208
59,906		Caltex Australia Ltd	1,650,001
277,767		Coca-Cola Amatil Ltd	2,241,403
27,570	e	Cochlear Ltd	1,786,865
739,829		Commonwealth Bank of Australia	52,608,811
209,752		Computershare Ltd	2,276,368
160,547		Crown Ltd	2,059,276
219,763		CSL Ltd	15,515,902
2,561,562	*	DB RREEF Trust	2,737,814
675,705	*	Federation Centres	1,622,635
26,162	e	Flight Centre Ltd	970,735
696,254	e	Fortescue Metals Group Ltd	2,148,875
814,990		GPT Group (ASE)	2,962,385
238,116	e	Harvey Norman Holdings Ltd	800,731
190,236	e	Iluka Resources Ltd	1,221,260
722,716		Incitec Pivot Ltd	1,854,557
1,048,997		Insurance Australia Group Ltd	6,065,837
45,893		Leighton Holdings Ltd	893,484
241,209		Lend Lease Corp Ltd	3,364,146
771,439		Macquarie Goodman Group	3,766,315
129,489		Macquarie Group Ltd	6,998,102
420,419	e	Metcash Ltd	1,050,026
1,612,895		Mirvac Group	2,558,876
1,076,227		National Australia Bank Ltd	33,293,895
350,018	*	Newcrest Mining Ltd	2,870,707
958,339	*	Novion Property Group	1,782,504
167,846		Orica Ltd	3,063,901
499,670		Origin Energy Ltd	6,277,214
492,948	*	Qantas Airways Ltd	736,520
278

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

607,208		QBE Insurance Group Ltd	$6,167,960
957,710		QR National Ltd	3,972,306
57,896		Ramsay Health Care Ltd	2,676,436
28,326		REA Group Ltd	1,134,204
436,154		Santos Ltd	4,997,998
2,387,815	*	Scentre Group	7,616,982
147,059		Seek Ltd	2,158,072
172,331		Sonic Healthcare Ltd	2,851,862
1,087,952		Stockland Trust Group	4,067,609
598,679		Suncorp-Metway Ltd	7,790,146
543,668		Sydney Airport	2,113,634
346,147	e	Tabcorp Holdings Ltd	1,243,418
622,410		Tattersall’s Ltd	1,905,251
2,015,770		Telstra Corp Ltd	10,030,780
301,254		Toll Holdings Ltd	1,509,346
122,124		TPG Telecom Ltd	790,748
830,873		Transurban Group	5,950,631
297,397		Treasury Wine Estates Ltd	1,214,260
518,921	*	Wesfarmers Ltd	20,195,206
885,191		Westfield Corp	6,220,230
1,419,639		Westpac Banking Corp	43,574,770
336,969		Woodside Petroleum Ltd	11,969,254
577,348		Woolworths Ltd	18,322,460
93,589		WorleyParsons Ltd	1,117,055
		TOTAL AUSTRALIA	479,175,133

AUSTRIA - 0.2%
36,614		Andritz AG.	1,769,344
134,354		Erste Bank der Oesterreichischen Sparkassen AG.	3,428,381
69,565	*,e,m	Immoeast AG.	0
495,574	*	Immofinanz Immobilien Anlagen AG.	1,500,307
72,449		OMV AG.	2,277,292
61,270		Raiffeisen International Bank Holding AG.	1,311,902
49,921		Voestalpine AG.	1,999,731
21,174		Wiener Staedtische Allgemeine Versicherung AG.	1,019,334
		TOTAL AUSTRIA	13,306,291

BELGIUM - 1.2%
100,895		Ageas	3,372,709
68,832	e	Belgacom S.A.	2,599,684
33,517		Colruyt S.A.	1,526,538
48,541	e	Delhaize Group	3,318,984
36,323		Groupe Bruxelles Lambert S.A.	3,246,092
364,001		InBev NV	40,365,661
111,565	*	KBC Groep NV	5,992,796
26,123		Solvay S.A.	3,566,304
24,836	*	Telenet Group Holding NV	1,404,436
56,645	e	UCB S.A.	4,568,208
51,968	e	Umicore	2,039,665
		TOTAL BELGIUM	72,001,077
279

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

CHINA - 0.0%
1,063,000	e	Yangzijiang Shipbuilding	$935,721
		TOTAL CHINA	935,721

DENMARK - 1.5%
1,778		AP Moller - Maersk AS (Class A)	4,044,866
3,200		AP Moller - Maersk AS (Class B)	7,467,444
47,340		Carlsberg AS (Class B)	4,175,322
50,712		Coloplast AS	4,420,122
292,243		Danske Bank AS	8,025,076
78,373		DSV AS	2,345,795
916,472		Novo Nordisk AS	41,427,026
105,767		Novozymes AS	4,897,719
54,061		Pandora AS	4,557,963
367,366		TDC AS	2,805,595
9,996		TrygVesta AS	1,081,717
103,074	*	Vestas Wind Systems AS	3,440,092
13,166	*	William Demant Holding	997,870
		TOTAL DENMARK	89,686,607

FINLAND - 0.9%
62,535		Elisa Oyj (Series A)	1,717,856
202,926		Fortum Oyj	4,706,216
143,222	e	Kone Oyj (Class B)	6,168,276
51,059		Metso Oyj	1,668,207
56,463	e	Neste Oil Oyj	1,220,552
1,697,043		Nokia Oyj	14,180,312
50,329	e	Nokian Renkaat Oyj	1,421,818
43,881		Orion Oyj (Class B)	1,492,463
203,940		Sampo Oyj (A Shares)	9,772,275
244,150		Stora Enso Oyj (R Shares)	2,016,217
240,894		UPM-Kymmene Oyj	3,821,185
66,932		Wartsila Oyj (B Shares)	3,103,489
		TOTAL FINLAND	51,288,866

FRANCE - 9.2%
76,287		Accor S.A.	3,204,992
14,541		Aeroports de Paris	1,721,132
157,291		Air Liquide	18,987,510
1,275,692	*,e	Alcatel S.A.	3,897,593
96,802	*	Alstom RGPT	3,378,705
25,976		Arkema	1,603,289
35,555		Atos Origin S.A.	2,457,144
833,440		AXA S.A.	19,251,234
478,709		BNP Paribas	30,083,058
2,860	e	Bollore	1,355,929
86,981		Bouygues S.A.	3,007,278
97,597		Bureau Veritas S.A.	2,413,957
65,311		Cap Gemini S.A.	4,297,211
282,764		Carrefour S.A.	8,287,900
24,696		Casino Guichard Perrachon S.A.	2,532,163
25,786		Christian Dior S.A.	4,562,884
86,041		CNP Assurances	1,608,550
280

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

199,793		Compagnie de Saint-Gobain	$8,588,072
460,470		Credit Agricole S.A.	6,814,161
57,192		Dassault Systemes S.A.	3,626,596
90,225		Edenred	2,501,241
109,703		Electricite de France	3,239,353
91,964		Essilor International S.A.	10,154,845
19,308		Eurazeo	1,292,324
266,133		European Aeronautic Defence and Space Co	15,888,423
68,743		Eutelsat Communications	2,228,568
14,013		Fonciere Des Regions	1,288,293
837,996		France Telecom S.A.	13,341,207
653,651		Gaz de France	15,870,594
12,832		Gecina S.A.	1,736,675
262,584		Groupe Danone	17,943,033
227,092		Groupe Eurotunnel S.A.	2,870,271
16,220		Icade	1,290,504
11,852		Iliad S.A.	2,591,732
15,175		Imerys S.A.	1,088,925
35,144		JC Decaux S.A.	1,166,458
43,716		Klepierre	1,892,111
84,109		Lafarge S.A.	5,837,191
51,925		Lagardere S.C.A.	1,263,664
119,308		Legrand S.A.	6,421,305
115,411		L’Oreal S.A.	18,112,163
125,971		LVMH Moet Hennessy Louis Vuitton S.A.	21,382,816
83,886		Michelin (C.G.D.E.) (Class B)	7,286,080
443,490		Natixis	3,052,753
42,300	*	Numericable SAS	1,563,743
95,597		Pernod-Ricard S.A.	10,889,630
183,513	*	Peugeot S.A.	2,180,964
33,993		PPR	6,560,131
81,420		Publicis Groupe S.A.	5,647,113
10,736	e	Remy Cointreau S.A.	764,052
89,826		Renault S.A.	6,681,820
122,193		Rexel S.A.	2,053,947
122,285		Safran S.A.	7,744,738
541,101		Sanofi-Aventis	49,099,522
235,537		Schneider Electric S.A.	18,557,042
66,370		SCOR	2,033,738
14,097		Societe BIC S.A.	1,758,537
327,734		Societe Generale	15,793,839
42,685	e	Sodexho Alliance S.A.	4,117,949
124,417		Suez Environnement S.A.	2,096,087
45,450		Technip S.A.	3,283,780
40,527		Thales S.A.	2,012,570
970,293		Total S.A.	57,929,652
43,884		Unibail-Rodamco	11,252,183
34,508		Valeo S.A.	3,869,403
48,209		Vallourec	1,761,898
189,197		Veolia Environnement	3,142,336
221,513	e	Vinci S.A.	12,643,571
549,111		Vivendi Universal S.A.	13,414,388
281

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

14,463		Wendel	$1,594,687
87,070		Zodiac S.A.	2,656,746
		TOTAL FRANCE	542,523,953

GERMANY - 8.6%
95,112		Adidas-Salomon AG.	6,930,429
206,082		Allianz AG.	32,771,597
17,508	e	Axel Springer AG.	963,125
415,269		BASF AG.	36,693,229
377,366		Bayer AG.	53,971,550
150,184		Bayerische Motoren Werke AG.	16,105,387
24,838		Bayerische Motoren Werke AG. (Preference)	1,991,610
47,935		Beiersdorf AG.	3,886,515
67,755		Brenntag AG.	3,287,581
28,035		Celesio AG.	924,926
439,442	*	Commerzbank AG.	6,644,575
49,442		Continental AG.	9,738,380
434,565		Daimler AG. (Registered)	33,882,588
632,726		Deutsche Bank AG.	19,786,215
87,377		Deutsche Boerse AG.	5,980,364
101,948		Deutsche Lufthansa AG.	1,510,122
435,781		Deutsche Post AG.	13,722,655
1,405,659		Deutsche Telekom AG.	21,187,943
125,860		Deutsche Wohnen AG.	2,840,868
903,929		E.ON AG.	15,583,820
16,303	e	Fraport AG. Frankfurt Airport Services Worldwide	1,010,146
99,506		Fresenius Medical Care AG.	7,303,511
169,442		Fresenius SE	8,718,809
33,030	e	Fuchs Petrolub AG. (Preference)	1,286,474
82,541		GEA Group AG.	3,807,421
25,953		Hannover Rueckversicherung AG.	2,166,228
63,380		HeidelbergCement AG.	4,326,738
55,042		Henkel KGaA	5,009,859
82,765		Henkel KGaA (Preference)	8,191,086
10,183		Hochtief AG.	753,529
13,845		Hugo Boss AG.	1,839,427
508,550		Infineon Technologies AG.	4,954,658
82,969	e	K&S AG.	2,325,185
11,303	*	Kabel Deutschland Holding AG.	1,532,271
42,489		Lanxess AG.	2,213,097
83,643		Linde AG.	15,436,750
17,309		MAN AG.	1,972,571
58,132		Merck KGaA	5,262,360
72,199	*	Metro AG.	2,301,593
78,098		Muenchener Rueckver AG.	15,376,543
45,399	*	Osram Licht AG.	1,594,818
71,788		Porsche AG.	5,894,675
214,731	*	Premiere AG.	1,813,898
99,006		ProSiebenSat. Media AG.	3,999,460
17,693		RTL Group	1,652,658
222,938		RWE AG.	7,910,234
421,601		SAP AG.	28,725,961
282

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

362,178		Siemens AG.	$40,851,296
246,636		Telefonica Deutschland Holding AG.	1,213,667
207,567	*	ThyssenKrupp AG.	5,002,692
54,667		United Internet AG.	2,143,951
14,025		Volkswagen AG.	2,991,087
74,083		Volkswagen AG. (Preference)	15,842,791
		TOTAL GERMANY	503,828,923

HONG KONG - 3.1%
5,509,600		AIA Group Ltd	30,745,908
110,200	e	ASM Pacific Technology	1,212,255
561,431		Bank of East Asia Ltd	2,344,581
1,624,000		BOC Hong Kong Holdings Ltd	5,406,146
522,000		Cathay Pacific Airways Ltd	979,089
633,000		Cheung Kong Holdings Ltd	11,237,190
278,000		Cheung Kong Infrastructure Holdings Ltd	2,030,602
878,000	e	CLP Holdings Ltd	7,560,561
1,017,750		First Pacific Co	1,098,363
1,054,000		Galaxy Entertainment Group Ltd	7,207,140
984,000		Hang Lung Properties Ltd	3,072,765
357,900		Hang Seng Bank Ltd	6,064,368
490,283		Henderson Land Development Co Ltd	3,312,241
1,237,640		HKT Trust and HKT Ltd	1,507,734
2,904,292		Hong Kong & China Gas Ltd	6,782,062
641,000		Hong Kong Electric Holdings Ltd	6,189,084
505,002		Hong Kong Exchanges and Clearing Ltd	11,193,126
962,000		Hutchison Whampoa Ltd	12,198,695
277,792		Hysan Development Co Ltd	1,267,524
300,123		Kerry Properties Ltd	1,029,548
2,648,600	e	Li & Fung Ltd	3,227,948
1,035,991		Link REIT	6,092,242
662,178		MTR Corp	2,700,019
2,351,867		New World Development Co Ltd	2,956,314
1,935,999		Noble Group Ltd	1,802,140
660,013		NWS Holdings Ltd	1,233,800
1,924,937	e	PCCW Ltd	1,223,715
1,100,000		Sands China Ltd	6,860,817
622,192		Shangri-La Asia Ltd	903,425
1,358,562		Sino Land Co	2,245,536
859,000		SJM Holdings Ltd	1,815,575
735,655		Sun Hung Kai Properties Ltd	10,976,782
279,000		Swire Pacific Ltd (Class A)	3,659,519
577,400		Swire Properties Ltd	1,850,168
618,500		Techtronic Industries Co	1,936,276
675,762		Wharf Holdings Ltd	4,998,019
433,000		Wheelock & Co Ltd	2,087,111
330,500		Yue Yuen Industrial Holdings	1,109,483
		TOTAL HONG KONG	180,117,871

IRELAND - 0.7%
12,369,031	*	Bank of Ireland	4,869,125
338,103		CRH plc	7,500,288
283

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

67,097	*,m	Irish Bank Resolution Corp Ltd	$0
205,289		James Hardie Industries NV	2,189,743
71,161		Kerry Group plc (Class A)	4,832,416
41,178	*	Ryanair Holdings plc	392,458
6,628	*	Ryanair Holdings plc (ADR)	368,119
267,105		Shire Ltd	17,921,926
		TOTAL IRELAND	38,074,075

ISRAEL - 0.6%
506,644		Bank Hapoalim Ltd	2,608,130
578,224	*	Bank Leumi Le-Israel	2,066,341
852,281		Bezeq Israeli Telecommunication Corp Ltd	1,456,654
2,028		Delek Group Ltd	700,978
226,542		Israel Chemicals Ltd	1,527,317
1,542	*	Israel Corp Ltd	752,295
72,527	*	Mizrahi Tefahot Bank Ltd	802,875
25,688		Nice Systems Ltd	1,041,453
386,849		Teva Pharmaceutical Industries Ltd	21,836,597
		TOTAL ISRAEL	32,792,640

ITALY - 2.2%
530,204		Assicurazioni Generali S.p.A.	10,880,016
186,577		Autostrade S.p.A.	4,406,426
5,285,412		Banca Intesa S.p.A.	15,537,835
423,701		Banca Intesa S.p.A. RSP	1,083,312
2,070,608	*	Banca Monte dei Paschi di Siena S.p.A	1,584,245
387,545		Banche Popolari Unite Scpa	3,043,582
164,778	*	Banco Popolare SC	2,393,602
774,275		Enel Green Power S.p.A	1,903,380
2,985,735		Enel S.p.A.	15,256,863
1,158,158		ENI S.p.A.	24,674,433
49,441		Exor S.p.A.	2,157,426
181,763	*	Finmeccanica S.p.A.	1,642,484
465,998		Fondiaria-Sai S.p.A	1,252,946
79,617		Luxottica Group S.p.A.	4,061,080
277,039	*	Mediobanca S.p.A.	2,445,186
112,263		Pirelli & C S.p.A.	1,505,418
89,843		Prysmian S.p.A.	1,557,084
118,274	*	Saipem S.p.A.	1,851,573
895,174		Snam Rete Gas S.p.A.	4,840,637
2,689,479		Telecom Italia RSP	2,406,389
4,555,440	*,e	Telecom Italia S.p.A.	5,162,595
666,330		Terna Rete Elettrica Nazionale S.p.A.	3,359,431
2,004,469		UniCredit S.p.A	14,517,811
		TOTAL ITALY	127,523,754

JAPAN - 21.1%
11,500		ABC-Mart, Inc	663,098
176,400	*,e	Acom Co Ltd	587,984
75,500	e	Advantest Corp	880,378
280,700		Aeon Co Ltd	2,777,480
50,600		Aeon Credit Service Co Ltd	1,057,468
284

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

50,400		Aeon Mall Co Ltd	$925,132
65,000		Air Water, Inc	1,036,120
84,700		Aisin Seiki Co Ltd	2,821,252
264,000		Ajinomoto Co, Inc	4,984,490
77,600		Alfresa Holdings Corp	984,737
509,000	e	All Nippon Airways Co Ltd	1,180,197
164,500		Amada Co Ltd	1,436,665
511,000		Aozora Bank Ltd	1,796,117
174,000		Asahi Breweries Ltd	5,397,281
446,000		Asahi Glass Co Ltd	2,321,288
568,000		Asahi Kasei Corp	4,661,127
71,800		Asics Corp	1,681,335
972,800	*	Astellas Pharma, Inc	15,098,331
150,000		Bank of Kyoto Ltd	1,299,831
521,000		Bank of Yokohama Ltd	3,010,984
29,400		Benesse Corp	927,696
295,500		Bridgestone Corp	9,874,941
109,900		Brother Industries Ltd	1,956,721
37,100		Calbee, Inc	1,299,403
521,100		Canon, Inc	15,987,430
96,400	e	Casio Computer Co Ltd	1,537,149
65,300		Central Japan Railway Co	9,739,425
343,000		Chiba Bank Ltd	2,436,330
70,000		Chiyoda Corp	721,128
291,100	*	Chubu Electric Power Co, Inc	3,493,076
106,258		Chugai Pharmaceutical Co Ltd	3,321,915
74,900		Chugoku Bank Ltd	1,107,063
137,800		Chugoku Electric Power Co, Inc	1,817,282
118,000		Citizen Watch Co Ltd	775,181
65,300		Credit Saison Co Ltd	1,378,505
245,000		Dai Nippon Printing Co Ltd	2,414,914
124,000		Daicel Chemical Industries Ltd	1,429,405
130,000	e	Daido Steel Co Ltd	498,712
85,000	e	Daihatsu Motor Co Ltd	1,206,401
490,400		Dai-ichi Mutual Life Insurance Co	7,421,566
287,400		Daiichi Sankyo Co Ltd	4,323,022
105,900		Daikin Industries Ltd	6,619,606
70,500	e	Dainippon Sumitomo Pharma Co Ltd	831,613
32,800		Daito Trust Construction Co Ltd	4,086,905
266,100	e	Daiwa House Industry Co Ltd	5,034,503
744,000		Daiwa Securities Group, Inc	5,879,800
50,800	e	Dena Co Ltd	656,445
224,900		Denso Corp	10,307,979
97,800		Dentsu, Inc	3,636,155
26,600		Don Quijote Co Ltd	1,593,762
150,800		East Japan Railway Co	11,777,968
118,900		Eisai Co Ltd	4,650,081
51,300		Electric Power Development Co	1,794,019
26,100	e	FamilyMart Co Ltd	1,047,993
88,100		Fanuc Ltd	15,526,370
24,600		Fast Retailing Co Ltd	9,145,228
247,000		Fuji Electric Holdings Co Ltd	1,085,187
285

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

266,800		Fuji Heavy Industries Ltd	$8,879,944
209,200		Fujifilm Holdings Corp	7,022,549
842,000		Fujitsu Ltd	5,118,908
342,000		Fukuoka Financial Group, Inc	1,750,031
52,800	e	Gree, Inc	378,132
185,000	*,e	GungHo Online Entertainment Inc	745,660
170,000		Gunma Bank Ltd	1,060,881
185,000		Hachijuni Bank Ltd	1,132,720
103,200		Hakuhodo DY Holdings, Inc	1,020,598
31,200		Hamamatsu Photonics KK	1,417,426
514,000		Hankyu Hanshin Holdings, Inc	3,022,098
7,300		Hikari Tsushin, Inc	484,247
113,400		Hino Motors Ltd	1,659,391
13,300		Hirose Electric Co Ltd	1,630,714
267,000		Hiroshima Bank Ltd	1,334,833
27,300		Hisamitsu Pharmaceutical Co, Inc	918,952
43,700		Hitachi Chemical Co Ltd	770,233
48,200	e	Hitachi Construction Machinery Co Ltd	985,901
27,500		Hitachi High-Technologies Corp	840,111
2,187,000		Hitachi Ltd	17,184,288
98,000		Hitachi Metals Ltd	1,654,514
541,000		Hokuhoku Financial Group, Inc	1,086,804
75,700		Hokuriku Electric Power Co	1,021,972
739,700		Honda Motor Co Ltd	23,647,640
195,800		Hoya Corp	6,928,742
53,300		Ibiden Co Ltd	801,204
37,600	*	Idemitsu Kosan Co Ltd	727,170
71,100		Iida Group Holdings Co Ltd	790,075
397,100		Inpex Holdings, Inc	5,079,083
148,080		Isetan Mitsukoshi Holdings Ltd	2,015,970
627,000		Ishikawajima-Harima Heavy Industries Co Ltd	3,022,535
264,500		Isuzu Motors Ltd	3,451,030
688,600		Itochu Corp	8,324,169
10,500		Itochu Techno-Science Corp	417,466
108,600		Iyo Bank Ltd	1,159,676
108,200		J Front Retailing Co Ltd	1,440,125
60,900		Japan Airlines Co Ltd	1,635,291
166,000	*,e	Japan Display, Inc	492,761
345		Japan Prime Realty Investment Corp	1,270,525
567	*	Japan Real Estate Investment Corp	3,089,725
1,069		Japan Retail Fund Investment Corp	2,152,373
505,500		Japan Tobacco, Inc	17,247,174
220,900		JFE Holdings, Inc	4,382,649
94,000		JGC Corp	2,415,778
298,000	e	Joyo Bank Ltd	1,595,688
79,100		JSR Corp	1,424,452
93,600		JTEKT Corp	1,505,385
1,000,800		JX Holdings, Inc	4,287,076
383,000	e	Kajima Corp	1,704,179
67,100		Kakaku.com, Inc	913,599
103,000		Kamigumi Co Ltd	993,110
130,000		Kaneka Corp	714,264
286

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

327,000	*	Kansai Electric Power Co, Inc	$3,229,292
102,000		Kansai Paint Co Ltd	1,559,227
232,200		Kao Corp	9,054,424
645,000		Kawasaki Heavy Industries Ltd	2,533,489
264,600		KDDI Corp	17,376,135
209,000		Keihin Electric Express Railway Co Ltd	1,738,861
254,000		Keio Corp	1,929,316
122,000		Keisei Electric Railway Co Ltd	1,433,932
21,100		Keyence Corp	10,224,692
67,000		Kikkoman Corp	1,541,081
863,000		Kintetsu Corp	3,002,024
370,500		Kirin Brewery Co Ltd	4,803,460
1,396,000		Kobe Steel Ltd	2,218,031
42,000		Koito Manufacturing Co Ltd	1,265,556
422,100		Komatsu Ltd	9,965,506
46,000		Konami Corp	923,599
213,600		Konica Minolta Holdings, Inc	2,386,711
508,000		Kubota Corp	8,086,347
151,600		Kuraray Co Ltd	1,760,843
45,300		Kurita Water Industries Ltd	977,542
149,900		Kyocera Corp	6,909,105
115,000		Kyowa Hakko Kogyo Co Ltd	1,341,284
206,400	*	Kyushu Electric Power Co, Inc	2,239,368
29,500		Lawson, Inc	2,001,201
120,400		LIXIL Group Corp	2,640,417
11,400		Mabuchi Motor Co Ltd	984,674
53,800		Makita Corp	3,012,751
764,100		Marubeni Corp	4,912,740
104,600		Marui Co Ltd	883,998
19,900		Maruichi Steel Tube Ltd	469,946
997,400		Matsushita Electric Industrial Co Ltd	11,999,965
244,300		Mazda Motor Corp	5,772,025
37,100	e	McDonald’s Holdings Co Japan Ltd	905,516
59,000		Mediceo Paltac Holdings Co Ltd	653,966
27,700		MEIJI Holdings Co Ltd	2,324,103
316,200		Millea Holdings, Inc	10,139,938
24,100		Miraca Holdings, Inc	1,011,704
599,300		Mitsubishi Chemical Holdings Corp	2,952,083
638,400		Mitsubishi Corp	12,517,971
880,000		Mitsubishi Electric Corp	11,346,534
577,000		Mitsubishi Estate Co Ltd	14,698,931
172,000		Mitsubishi Gas Chemical Co, Inc	1,029,107
1,370,000		Mitsubishi Heavy Industries Ltd	8,546,108
55,000	e	Mitsubishi Logistics Corp	837,731
500,000		Mitsubishi Materials Corp	1,564,955
289,699		Mitsubishi Motors Corp	2,980,769
5,788,880		Mitsubishi UFJ Financial Group, Inc	33,744,616
217,000		Mitsubishi UFJ Lease & Finance Co Ltd	1,145,663
778,700		Mitsui & Co Ltd	11,757,638
378,000	*,e	Mitsui Chemicals, Inc	1,094,951
423,000		Mitsui Fudosan Co Ltd	13,606,396
483,000		Mitsui OSK Lines Ltd	1,525,968
287

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

235,000		Mitsui Sumitomo Insurance Group Holdings, Inc	$5,079,938
1,491,000		Mitsui Trust Holdings, Inc	6,087,337
10,581,907		Mizuho Financial Group, Inc	19,283,574
92,100		Murata Manufacturing Co Ltd	10,348,396
51,000		Nabtesco Corp	1,234,225
365,000	e	Nagoya Railroad Co Ltd	1,560,710
80,300		Namco Bandai Holdings, Inc	1,992,865
1,178,000		NEC Corp	4,165,850
57,700		Nexon Co Ltd	508,465
119,000		NGK Insulators Ltd	2,563,024
80,088		NGK Spark Plug Co Ltd	2,088,736
77,800		NHK Spring Co Ltd	712,051
98,300	*	Nidec Corp	6,494,940
155,900	e	Nikon Corp	2,136,089
50,000		Nintendo Co Ltd	5,388,897
639	*	Nippon Building Fund, Inc	3,581,368
182,000		Nippon Electric Glass Co Ltd	846,308
372,000		Nippon Express Co Ltd	1,636,413
78,000		Nippon Meat Packers, Inc	1,798,656
78,000	e	Nippon Paint Co Ltd	1,771,172
647		Nippon ProLogis REIT, Inc	1,501,354
3,437,000		Nippon Steel Corp	9,069,706
170,700		Nippon Telegraph & Telephone Corp	10,620,753
791,000		Nippon Yusen Kabushiki Kaisha	2,050,714
1,132,800		Nissan Motor Co Ltd	10,333,060
95,900		Nisshin Seifun Group, Inc	969,743
29,500		Nissin Food Products Co Ltd	1,554,794
31,400	*	Nitori Co Ltd	1,989,993
70,900		Nitto Denko Corp	3,834,558
150,000		NKSJ Holdings, Inc	3,777,089
43,100		NOK Corp	1,091,915
1,681,400		Nomura Holdings, Inc	10,502,674
55,000		Nomura Real Estate Holdings, Inc	972,064
49,300		Nomura Research Institute Ltd	1,626,101
210,000		NSK Ltd	2,750,598
56,000		NTT Data Corp	2,189,116
705,300		NTT DoCoMo, Inc	11,895,507
66,900		NTT Urban Development Corp	757,177
291,000	e	Obayashi Corp	1,997,032
275,000	e	Odakyu Electric Railway Co Ltd	2,580,953
351,000		OJI Paper Co Ltd	1,269,055
108,500	*	Olympus Corp	3,895,700
92,500		Omron Corp	4,378,456
36,800		Ono Pharmaceutical Co Ltd	3,714,755
21,700		Oracle Corp Japan	840,078
23,300		Oriental Land Co Ltd	4,982,452
598,900		ORIX Corp	8,312,877
830,000		Osaka Gas Co Ltd	3,310,730
116,600	e	Osaka Securities Exchange Co Ltd	2,892,387
21,300		Otsuka Corp	792,003
180,100		Otsuka Holdings KK	6,317,555
42,900	e	Park24 Co Ltd	649,151
288

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

359,000		Rakuten, Inc	$4,048,253
65,800	*	Recruit Holdings Co Ltd	2,164,532
1,013,200		Resona Holdings, Inc	5,795,287
320,100		Ricoh Co Ltd	3,305,785
16,100		Rinnai Corp	1,430,114
44,000		Rohm Co Ltd	2,678,314
26,700		Sankyo Co Ltd	971,640
22,100	e	Sanrio Co Ltd	638,964
32,800		Santen Pharmaceutical Co Ltd	1,957,718
92,240		SBI Holdings, Inc	1,063,669
94,400		Secom Co Ltd	5,817,401
82,400	e	Sega Sammy Holdings, Inc	1,308,966
62,200	e	Seibu Holdings, Inc	1,195,916
58,500		Seiko Epson Corp	2,714,676
188,000		Sekisui Chemical Co Ltd	2,343,113
247,100		Sekisui House Ltd	3,072,661
340,600		Seven & I Holdings Co Ltd	13,302,507
263,300		Seven Bank Ltd	1,099,646
762,000	*,e	Sharp Corp	1,919,067
82,500	*	Shikoku Electric Power Co, Inc	1,132,129
107,000		Shimadzu Corp	931,040
9,800		Shimamura Co Ltd	861,940
37,300		Shimano, Inc	4,946,180
274,000		Shimizu Corp	2,022,041
186,700		Shin-Etsu Chemical Co Ltd	11,984,012
747,000		Shinsei Bank Ltd	1,678,787
135,100		Shionogi & Co Ltd	3,534,452
163,000		Shiseido Co Ltd	2,704,847
236,000		Shizuoka Bank Ltd	2,438,534
108,400		Shoei Co Ltd	1,199,279
83,300		Showa Shell Sekiyu KK	714,739
25,000		SMC Corp	7,090,834
438,100		Softbank Corp	31,893,422
90,500	*	So-net M3, Inc	1,510,306
484,600		Sony Corp	9,567,610
75,400		Sony Financial Holdings, Inc	1,203,738
63,100		Stanley Electric Co Ltd	1,282,861
674,009		Sumitomo Chemical Co Ltd	2,312,145
518,200		Sumitomo Corp	5,529,046
341,200		Sumitomo Electric Industries Ltd	4,663,723
245,000		Sumitomo Heavy Industries Ltd	1,343,195
237,000		Sumitomo Metal Mining Co Ltd	3,287,786
583,300		Sumitomo Mitsui Financial Group, Inc	23,788,668
168,000		Sumitomo Realty & Development Co Ltd	6,298,146
76,800		Sumitomo Rubber Industries, Inc	1,061,456
61,500		Suntory Beverage & Food Ltd	2,193,982
78,000		Suruga Bank Ltd	1,630,696
31,100		Suzuken Co Ltd	833,817
165,100		Suzuki Motor Corp	5,533,903
65,900	*	Sysmex Corp	2,813,280
274,100		T&D Holdings, Inc	3,530,814
525,000		Taiheiyo Cement Corp	1,926,200
289

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

460,000	e	Taisei Corp	$2,558,036
16,100		Taisho Pharmaceutical Holdings Co Ltd	1,130,036
105,000	e	Taiyo Nippon Sanso Corp	945,322
119,000		Takashimaya Co Ltd	1,013,711
363,100		Takeda Pharmaceutical Co Ltd	15,739,779
104,300		Tanabe Seiyaku Co Ltd	1,586,108
55,700		TDK Corp	3,161,649
421,000		Teijin Ltd	1,029,261
137,500	*	Terumo Corp	3,437,309
50,400		THK Co Ltd	1,267,705
451,000		Tobu Railway Co Ltd	2,281,447
50,100		Toho Co Ltd	1,149,172
180,000	e	Toho Gas Co Ltd	973,517
205,100		Tohoku Electric Power Co, Inc	2,563,382
655,900	*	Tokyo Electric Power Co, Inc	2,364,988
77,300		Tokyo Electron Ltd	4,956,064
1,071,000		Tokyo Gas Co Ltd	6,173,579
184,000		Tokyo Tatemono Co Ltd	1,606,201
514,000		Tokyu Corp	3,393,866
218,700		Tokyu Fudosan Holdings Corp	1,554,368
125,000		TonenGeneral Sekiyu KK	1,090,999
245,000		Toppan Printing Co Ltd	1,667,036
658,000		Toray Industries, Inc	4,417,435
1,821,000		Toshiba Corp	8,041,746
124,000		Toto Ltd	1,399,201
72,500		Toyo Seikan Kaisha Ltd	879,184
39,000		Toyo Suisan Kaisha Ltd	1,346,913
27,400		Toyoda Gosei Co Ltd	526,403
71,600		Toyota Industries Corp	3,409,325
1,249,700		Toyota Motor Corp	75,203,419
96,200		Toyota Tsusho Corp	2,425,692
46,300		Trend Micro, Inc	1,560,106
166,300		Uni-Charm Corp	3,867,048
1,245		United Urban Investment Corp	1,964,864
97,000		USS Co Ltd	1,526,585
72,800		West Japan Railway Co	3,470,039
691,700		Yahoo! Japan Corp	2,491,926
42,800	e	Yakult Honsha Co Ltd	2,370,234
399,400	e	Yamada Denki Co Ltd	1,280,326
94,000		Yamaguchi Financial Group, Inc	897,785
73,700		Yamaha Corp	1,010,202
118,700		Yamaha Motor Co Ltd	2,245,534
22,800		Yamato Kogyo Co Ltd	738,605
164,600		Yamato Transport Co Ltd	3,519,508
49,000		Yamazaki Baking Co Ltd	605,768
103,900	e	Yaskawa Electric Corp	1,346,771
99,900	e	Yokogawa Electric Corp	1,389,903
113,000		Yokohama Rubber Co Ltd	1,025,762
		TOTAL JAPAN	1,243,828,955

JERSEY, C.I. - 0.0%
39,375		Randgold Resources Ltd	2,304,553
		TOTAL JERSEY, C.I.	2,304,553
290

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

LUXEMBOURG - 0.3%
42,434	*	Altice S.A.	$2,642,324
468,019	e	ArcelorMittal	6,147,979
29,188	e	Millicom International Cellular S.A.	2,382,190
135,539		SES Global S.A.	4,679,387
223,596	e	Tenaris S.A.	4,421,526
		TOTAL LUXEMBOURG	20,273,406

MACAU - 0.1%
413,200		MGM China Holdings Ltd	1,328,354
704,400	e	Wynn Macau Ltd	2,546,481
		TOTAL MACAU	3,874,835

MEXICO - 0.0%
101,305	e	Fresnillo plc	1,132,113
		TOTAL MEXICO	1,132,113

NETHERLANDS - 3.8%
834,174		Aegon NV	6,798,892
108,543		Akzo Nobel NV	7,238,353
161,536		ASML Holding NV	16,107,129
37,958		Boskalis Westminster	2,025,072
30,428		Corio NV	1,481,072
89,953		Delta Lloyd NV	2,050,321
78,035		DSM NV	4,889,515
39,858	e	Fugro NV	550,428
38,227	e	Gemalto NV	2,923,858
47,773		Heineken Holding NV	3,096,483
103,057		Heineken NV	7,698,782
1,749,452	*	ING Groep NV	25,052,785
415,567		Koninklijke Ahold NV	6,960,179
438,853		Koninklijke Philips Electronics NV	12,269,401
31,090	e	Koninklijke Vopak NV	1,559,143
38,808	*,e	OCI NV	1,353,013
56,685		Randstad Holdings NV	2,502,149
1,793,220		Royal Dutch Shell plc (A Shares)	64,056,962
1,107,856		Royal Dutch Shell plc (B Shares)	40,930,214
1,513,982		Royal KPN NV	4,983,623
194,773		TNT Express NV	1,132,119
133,927		Wolters Kluwer NV	3,575,676
71,776	*	Ziggo NV	3,507,559
		TOTAL NETHERLANDS	222,742,728

NEW ZEALAND - 0.1%
416,347		Auckland International Airport Ltd	1,258,694
190,812		Contact Energy Ltd	925,668
318,432		Fletcher Building Ltd	2,147,798
165,795		Ryman Healthcare Ltd	981,612
903,625		Telecom Corp of New Zealand Ltd	2,229,969
291

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

39,532	*	Xero Ltd	$490,345
		TOTAL NEW ZEALAND	8,034,086

NORWAY - 0.7%
69,246	*	Aker Solutions ASA	448,639
440,181		DNB NOR Holding ASA	8,087,118
88,713		Gjensidige Forsikring BA	1,611,430
602,983		Norsk Hydro ASA	3,376,052
366,272		Orkla ASA	2,800,528
168,532	e	Seadrill Ltd (Oslo Exchange)	3,808,669
508,872	e	Statoil ASA	11,645,755
341,482		Telenor ASA	7,678,782
83,360		Yara International ASA	3,828,003
		TOTAL NORWAY	43,284,976

PORTUGAL - 0.2%
15,608,421	*	Banco Comercial Portugues S.A.	1,764,167
1,043,975		Energias de Portugal S.A.	4,492,566
187,199		Galp Energia SGPS S.A.	2,714,098
130,272	e	Jeronimo Martins SGPS S.A.	1,140,090
		TOTAL PORTUGAL	10,110,921

SINGAPORE - 1.4%
1,005,960		Ascendas REIT	1,747,318
1,058,000		CapitaCommercial Trust	1,375,688
1,154,000		CapitaLand Ltd	2,849,129
1,210,330		CapitaMall Trust	1,856,394
199,400	e	City Developments Ltd	1,467,568
877,000		ComfortDelgro Corp Ltd	1,803,114
780,250		DBS Group Holdings Ltd	11,224,220
2,675,400	e	Genting International plc	2,291,398
1,465,000		Global Logistic Properties	3,139,442
3,118,647	e	Golden Agri-Resources Ltd	1,263,835
2,474,300		Hutchison Port Holdings Trust	1,670,670
48,009		Jardine Cycle & Carriage Ltd	1,492,332
636,400		Keppel Corp Ltd	4,666,856
300,000		Keppel Land Ltd	780,634
217,000	e	Olam International Ltd	359,780
1,342,544	e	Oversea-Chinese Banking Corp	10,341,760
429,460		SembCorp Industries Ltd	1,624,685
437,600	e	SembCorp Marine Ltd	1,239,733
238,933		Singapore Airlines Ltd	1,841,369
391,000		Singapore Exchange Ltd	2,130,840
779,000	e	Singapore Press Holdings Ltd	2,596,510
685,000		Singapore Technologies Engineering Ltd	1,999,890
3,683,403		Singapore Telecommunications Ltd	10,841,275
328,000		StarHub Ltd	1,054,293
576,158		United Overseas Bank Ltd	10,322,256
202,302		United Overseas Land Ltd	1,016,113
847,000	e	Wilmar International Ltd	2,111,308
		TOTAL SINGAPORE	85,108,410
292

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

SOUTH AFRICA - 0.0%
247,382		Investec plc	$2,268,363
		TOTAL SOUTH AFRICA	2,268,363

SPAIN - 3.4%
192,772	e	Abertis Infraestructuras S.A. (Continuous)	4,019,747
82,579		ACS Actividades Construccion y Servicios S.A.	3,065,156
178,046		Amadeus IT Holding S.A.	6,550,698
2,699,505		Banco Bilbao Vizcaya Argentaria S.A.	30,193,655
1,543,439	e	Banco de Sabadell S.A.	4,462,422
809,142	e	Banco Popular Espanol S.A.	4,647,881
5,451,340		Banco Santander Central Hispano S.A.	48,165,446
2,083,773	*	Bankia S.A.	3,736,928
193,991		Cintra Concesiones de Infraestructuras de Transporte S.A.	3,966,154
462,081		Corp Mapfre S.A.	1,584,500
803,129		Criteria CaixaBank S.A.	4,389,263
271,522		Distribuidora Internacional de Alimentacion S.A.	1,725,190
90,959		Enagas	3,052,561
158,946		Gas Natural SDG S.A.	4,589,842
66,539		Grifols S.A.	2,717,065
2,297,069		Iberdrola S.A.	16,260,758
502,447		Inditex S.A.	14,135,389
47,634		Red Electrica de Espana	4,162,319
463,341		Repsol YPF S.A.	10,355,199
1,848,705		Telefonica S.A.	27,818,719
90,467	e	Zardoya Otis S.A.	1,054,847
		TOTAL SPAIN	200,653,739

SWEDEN - 3.0%
139,140	e	Alfa Laval AB	2,868,217
155,359		Assa Abloy AB (Class B)	8,247,163
311,483	e	Atlas Copco AB (A Shares)	9,022,346
183,267		Atlas Copco AB (B Shares)	4,854,344
133,803		Boliden AB	2,211,411
109,017		Electrolux AB (Series B)	3,088,973
165,775	e	Elekta AB (B Shares)	1,700,005
1,378,075		Ericsson (LM) (B Shares)	16,283,880
91,945		Getinge AB (B Shares)	2,109,509
436,092		Hennes & Mauritz AB (B Shares)	17,399,841
115,382		Hexagon AB (B Shares)	3,893,632
184,614		Husqvarna AB (B Shares)	1,378,353
61,575		Industrivarden AB	1,078,696
208,930		Investor AB (B Shares)	7,499,037
108,068		Kinnevik Investment AB (Series B)	3,431,468
100,381	*	Lundin Petroleum AB	1,418,843
1,367,137		Nordea Bank AB	17,583,778
483,474	e	Sandvik AB	5,311,014
143,224		Securitas AB (B Shares)	1,584,861
680,902		Skandinaviska Enskilda Banken AB (Class A)	8,745,685
172,386		Skanska AB (B Shares)	3,513,995
181,645		SKF AB (B Shares)	3,643,330
265,680		Svenska Cellulosa AB (B Shares)	5,952,954
293

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

223,019		Svenska Handelsbanken (A Shares)	$10,661,465
408,044		Swedbank AB (A Shares)	10,813,440
90,379		Swedish Match AB	2,938,856
141,369		Tele2 AB	1,796,177
1,091,808		TeliaSonera AB	7,560,516
696,539		Volvo AB (B Shares)	8,038,364
		TOTAL SWEDEN	174,630,153

SWITZERLAND - 9.5%
993,844		ABB Ltd	21,803,614
46,426		Actelion Ltd	5,529,111
77,311		Adecco S.A.	5,240,264
39,666		Aryzta AG.	3,383,571
21,765		Baloise Holding AG.	2,739,882
970	e	Barry Callebaut AG.	1,018,084
235,354		Cie Financiere Richemont S.A.	19,843,585
88,169		Coca-Cola HBC AG.	1,923,362
682,875		Credit Suisse Group	18,194,383
4,192		EMS-Chemie Holding AG.	1,509,667
16,909		Geberit AG.	5,771,636
4,164		Givaudan S.A.	6,953,765
4,794,591		Glencore Xstrata plc	24,599,295
103,272		Holcim Ltd	7,329,681
101,280		Julius Baer Group Ltd	4,439,885
25,525		Kuehne & Nagel International AG.	3,326,675
413		Lindt & Spruengli AG.	2,072,837
49		Lindt & Spruengli AG. (Registered)	2,935,012
23,399		Lonza Group AG.	2,578,254
1,468,992		Nestle S.A.	107,727,200
1,039,739		Novartis AG.	96,490,746
15,892		Pargesa Holding S.A.	1,237,057
7,679		Partners Group	2,043,469
24,323		Phonak Holding AG.	3,792,707
317,580		Roche Holding AG.	93,718,293
20,559		Schindler Holding AG.	2,875,941
10,767		Schindler Holding AG. (Registered)	1,457,011
2,425		SGS S.A.	5,331,414
948		Sika AG.	3,388,742
288,391		STMicroelectronics NV	1,926,376
10,472		Sulzer AG.	1,193,588
13,985		Swatch Group AG.	6,633,951
24,550		Swatch Group AG. (Registered)	2,076,994
14,893		Swiss Life Holding	3,417,061
27,164		Swiss Prime Site AG.	2,065,196
162,363		Swiss Re Ltd	13,128,804
10,317		Swisscom AG.	6,082,087
42,192		Syngenta AG.	13,048,185
1,647,427		UBS AG.	28,645,681
67,426		Zurich Financial Services AG.	20,405,026
		TOTAL SWITZERLAND	557,878,092
294

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

UNITED KINGDOM - 18.6%
435,654		3i Group plc	$2,770,941
421,168		Aberdeen Asset Management plc	2,929,063
126,425		Acergy S.A.	1,360,508
89,726		Admiral Group plc	1,919,881
115,488	e	Aggreko plc	2,817,669
133,997	e	AMEC plc	2,234,284
631,337		Anglo American plc (London)	13,329,765
174,381		Antofagasta plc	1,963,844
639,563		ARM Holdings plc	9,054,529
24,896	*	ASOS plc	1,061,582
165,939		Associated British Foods plc	7,323,186
576,636		AstraZeneca plc	42,122,308
1,327,685		Aviva plc	11,105,092
123,931		Babcock International Group	2,175,117
1,456,706		BAE Systems plc	10,727,557
7,505,368		Barclays plc	28,865,033
1,540,337		BG Group plc	25,671,306
8,409,580		BP plc	60,506,096
846,231		British American Tobacco plc	47,962,342
427,248		British Land Co plc	4,988,849
464,570		British Sky Broadcasting plc	6,584,004
3,575,893		BT Group plc	21,081,069
148,944		Bunzl plc	4,044,639
200,010		Burberry Group plc	4,914,957
297,558		Capita Group plc	5,231,640
2,327,731		Centrica plc	11,289,430
428,445	e	CNH Industrial NV	3,496,275
515,323		Cobham plc	2,403,818
757,405		Compass Group plc	12,225,207
62,369		Croda International plc	2,293,079
1,148,273		Diageo plc	33,865,302
700,544		Direct Line Insurance Group plc	3,098,967
71,450		easyJet plc	1,716,869
447,764		Experian Group Ltd	6,732,644
396,063	*,e	Fiat DaimlerChrysler Automobiles NV	4,431,114
726,551		GKN plc	3,712,624
2,216,478		GlaxoSmithKline plc	50,123,352
736,075		Group 4 Securicor plc	3,012,936
346,657		Hammerson plc	3,405,555
115,845		Hargreaves Lansdown plc	1,845,903
8,689,849		HSBC Holdings plc	88,596,169
243,490	e	ICAP plc	1,634,721
119,678		IMI plc	2,343,617
432,304		Imperial Tobacco Group plc	18,780,074
192,605		Inmarsat plc	2,114,781
106,859		InterContinental Hotels Group plc	4,059,049
486,926	*	International Consolidated Airlines Group S.A.	3,184,683
73,053		Intertek Group plc	3,184,101
1,732,057		ITV plc	5,626,904
592,830	e	J Sainsbury plc	2,335,489
92,733		Johnson Matthey plc	4,427,222
1,071,459		Kingfisher plc	5,190,645
295

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	VALUE

352,910		Land Securities Group plc	$6,262,052
2,678,684		Legal & General Group plc	9,927,972
424,146	*	Liberty International plc	2,313,810
25,896,421	*	Lloyds TSB Group plc	31,979,201
103,259		London Stock Exchange Group plc	3,334,585
736,911		Marks & Spencer Group plc	4,798,630
360,372		Meggitt plc	2,603,113
489,955		Melrose Industries plc	2,013,755
1,684,629		National Grid plc	24,999,834
443,028		New Carphone Warehouse plc	2,813,129
70,075		Next plc	7,234,311
2,186,025		Old Mutual plc	6,788,866
370,123		Pearson plc	6,927,406
137,894		Persimmon plc	3,238,465
117,442		Petrofac Ltd	1,989,862
1,155,018		Prudential plc	26,745,630
297,827		Reckitt Benckiser Group plc	25,084,022
312,938		Reed Elsevier NV	7,208,605
513,625		Reed Elsevier plc	8,452,854
627,676		Resolution Ltd	3,255,142
311,351		Rexam plc	2,373,077
198,312		Rio Tinto Ltd	10,589,525
577,993		Rio Tinto plc	27,501,744
851,224		Rolls-Royce Group plc	11,529,381
76,610,160	*,m	Rolls-Royce Holdings plc	122,553
1,136,134	*	Royal Bank of Scotland Group plc	7,063,970
299,193		Royal Mail plc	2,117,367
455,279	*	RSA Insurance Group plc	3,519,923
437,044		SABMiller plc	24,720,500
485,830		Sage Group plc	2,941,920
58,833		Schroders plc	2,275,216
440,872		Scottish & Southern Energy plc	11,299,983
322,690		Segro plc	1,965,920
112,797		Severn Trent plc	3,605,389
402,379		Smith & Nephew plc	6,830,512
178,557		Smiths Group plc	3,334,857
123,149	*,e	Sports Direct International plc	1,271,937
1,131,968		Standard Chartered plc	17,039,125
1,072,669		Standard Life plc	6,773,452
224,402		Tate & Lyle plc	2,171,783
3,749,373		Tesco plc	10,408,213
109,694		Travis Perkins plc	2,906,481
219,755		TUI Travel plc	1,404,261
421,157		Tullow Oil plc	3,286,702
745,262		Unilever NV	28,885,198
579,737		Unilever plc	23,320,199
318,027		United Utilities Group plc	4,359,597
12,080,141		Vodafone Group plc	40,171,956
96,337		Weir Group plc	3,521,006
81,799		Whitbread plc	5,717,831
421,689		William Hill plc	2,435,229
1,004,302	e	WM Morrison Supermarkets plc	2,493,572
296

TIAA-CREF FUNDS - International Equity Index Fund

SHARES		COMPANY	RATE	MATURITY DATE	VALUE

120,271		Wolseley plc			$6,396,008
598,935		WPP plc			11,698,790
		TOTAL UNITED KINGDOM			1,091,900,212

UNITED STATES - 0.6%
83,340		Carnival plc			3,323,260
351,454	d,e	iShares MSCI EAFE Index Fund			22,475,483
105,103	*	Qiagen NV			2,470,071
166,889	e	Transocean Ltd			4,970,568
		TOTAL UNITED STATES			33,239,382

		TOTAL COMMON STOCKS			5,832,519,835
		(Cost $5,165,969,007)

RIGHTS / WARRANTS - 0.0%

AUSTRALIA - 0.0%
989,098	m	BGP Holdings plc			0
		TOTAL AUSTRALIA			0

HONG KONG - 0.0%
531		Sun Hung Kai Properties Ltd			1,153
		TOTAL HONG KONG			1,153

SPAIN - 0.0%
5,434,440	e	Banco Santander S.A.			1,035,146
		TOTAL SPAIN			1,035,146

		TOTAL RIGHTS / WARRANTS			1,036,299
		(Cost $1,047,086)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS – 3.5%

GOVERNMENT AGENCY DEBT - 0.4%
$22,700,000	d	Federal Home Loan Bank (FHLB)	0.050%	11/19/14	22,699,433
		TOTAL GOVERNMENT AGENCY DEBT			22,699,433

SHARES		COMPANY

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 3.1%
183,755,836	a,c	TIAA-CREF Short Term Lending Portfolio of the State Street Navigator Securities Lending Trust			183,755,836
		TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES			183,755,836

		TOTAL SHORT-TERM INVESTMENTS			206,455,269
		(Cost $206,455,269)

		TOTAL INVESTMENTS - 102.6%			6,040,011,403
		(Cost $5,373,471,362)
		OTHER ASSETS & LIABILITIES, NET - (2.6)%			(152,676,090)
		NET ASSETS - 100.0%			$5,887,335,313
297

TIAA-CREF FUNDS - International Equity Index Fund

Abbreviation(s):
	ADR	American Depositary Receipt
	REIT	Real Estate Investment Trust

*	Non-income producing.
a	Affiliated holding.
c	Investments made with cash collateral received from securities on loan.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures transactions.
e	All or a portion of these securities are out on loan. The aggregate value of securities on loan is $174,850,104.
m	Indicates a security that has been deemed illiquid.
298

TIAA-CREF FUNDS - International Equity Index Fund

TIAA-CREF FUNDS
INTERNATIONAL EQUITY INDEX FUND
SUMMARY OF MARKET VALUES BY SECTOR
October 31, 2014

		% OF
SECTOR	VALUE	NET ASSETS
FINANCIALS	$1,541,727,686	26.1%
INDUSTRIALS	727,103,046	12.3
CONSUMER DISCRETIONARY	682,696,493	11.6
HEALTH CARE	641,700,767	10.9
CONSUMER STAPLES	640,810,780	10.9
MATERIALS	439,187,631	7.5
ENERGY	371,777,650	6.3
TELECOMMUNICATION SERVICES	292,539,501	5.0
INFORMATION TECHNOLOGY	269,197,593	4.6
UTILITIES	226,814,987	3.9
SHORT-TERM INVESTMENTS	206,455,269	3.5
OTHER ASSETS & LIABILITIES, NET	(152,676,090)	(2.6)

NET ASSETS	$5,887,335,313	100.0%
299

TIAA-CREF FUNDS - Emerging Markets Debt Fund

TIAA-CREF FUNDS

EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

October 31, 2014

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

BONDS - 98.6%

CORPORATE BONDS - 49.2%

BRAZIL - 3.7%
	$200,000		Braskem Finance Ltd	6.450%	02/03/24	$212,150
	400,000	g	Klabin Finance S.A.	5.250	07/16/24	391,800
	190,740	g	Odebrecht Offshore Drilling Finance Ltd	6.750	10/01/22	199,800
BRL	680,000	g	Oi S.A.	9.750	09/15/16	249,316
	$360,000		Petrobras Global Finance BV	6.250	03/17/24	382,774
	250,000	g	Rio Oil Finance Trust	6.250	07/06/24	260,694
	200,000	g	Samarco Mineracao S.A.	5.375	09/26/24	200,390
	200,000	g	Tupy Overseas S.A.	6.625	07/17/24	202,500
			TOTAL BRAZIL			2,099,424

CHILE - 2.0%
	200,000	g	Celulosa Arauco y Constitucion S.A.	4.500	08/01/24	198,895
	200,000	g	Colbun S.A.	4.500	07/10/24	201,528
	200,000	g	Corp Nacional del Cobre de Chile-CODELCO	4.875	11/04/44	197,963
	200,000	g	E.CL S.A.	4.500	01/29/25	201,029
	400,000	g	Inversiones CMPC S.A.	4.750	09/15/24	401,140
			TOTAL CHILE			1,200,555

CHINA - 2.0%
	400,000	g	Export-Import Bank of China	3.625	07/31/24	402,279
	400,000	g	Golden Eagle Retail Group Ltd	4.625	05/21/23	362,963
	400,000	g	Semiconductor Manufacturing International Corp	4.125	10/07/19	402,406
			TOTAL CHINA			1,167,648

COLOMBIA - 3.6%
	200,000		Ecopetrol S.A.	5.875	09/18/23	223,000
	490,000		Ecopetrol S.A.	4.125	01/16/25	477,750
	400,000	g	Empresa de Energia de Bogota S.A.	6.125	11/10/21	432,380
COP	620,000,000	g	Empresa de Telecomunicaciones de Bogota	7.000	01/17/23	284,010
	$100,000	g	Pacific Rubiales Energy Corp	5.375	01/26/19	100,250
	100,000	g	Pacific Rubiales Energy Corp	5.625	01/19/25	95,095
	400,000	g	SUAM Finance BV	4.875	04/17/24	410,000
			TOTAL COLOMBIA			2,022,485

GUATEMALA - 0.8%
	400,000	g	Comcel Trust	6.875	02/06/24	428,000
			TOTAL GUATEMALA			428,000

INDIA - 4.3%
	400,000	g	Bharti Airtel International Netherlands BV	5.125	03/11/23	422,512
300

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$400,000	g	ICICI Bank Ltd	3.500%	03/18/20	$401,331
	400,000		Indian Railway Finance Corp Ltd	3.917	02/26/19	413,764
	200,000		NTPC Ltd	4.750	10/03/22	206,043
	400,000		NTPC Ltd	5.625	07/14/21	435,782
	500,000	g	Reliance Holdings USA	5.400	02/14/22	544,436
			TOTAL INDIA			2,423,868

INDONESIA - 4.4%
	600,000	g	Indo Energy Finance II BV	6.375	01/24/23	484,500
	200,000	g	Pelabuhan Indonesia III PT	4.875	10/01/24	203,000
	600,000	g	Pertamina Persero PT	4.300	05/20/23	583,500
	200,000	g	Pertamina Persero PT	5.625	05/20/43	191,500
	200,000	g	Pertamina PT	6.500	05/27/41	212,000
	200,000	g	Perusahaan Gas Negara Persero Tbk PT	5.125	05/16/24	205,250
	200,000	g	Perusahaan Listrik Negara PT	5.500	11/22/21	212,500
	450,000	g	Perusahaan Listrik Negara PT	5.250	10/24/42	407,250
			TOTAL INDONESIA			2,499,500

ISRAEL - 0.8%
	200,000	g	B Communications Ltd	7.375	02/15/21	213,020
	200,000	g	Israel Electric Corp Ltd	7.250	01/15/19	224,400
			TOTAL ISRAEL			437,420

KAZAKHSTAN - 1.7%
	200,000	g	Kazakhstan Temir Zholy Finance BV	6.375	10/06/20	218,500
	250,000	g	KazMunayGas National Co JSC	4.875	05/07/25	248,480
	200,000	g	KazMunayGas National Co JSC	5.750	04/30/43	194,500
	300,000	g	KazMunayGas National Co JSC	6.000	11/07/44	295,893
			TOTAL KAZAKHSTAN			957,373

KOREA, REPUBLIC OF - 0.7%
	400,000	g	Hana Bank	4.375	09/30/24	412,910
			TOTAL KOREA, REPUBLIC OF			412,910

MEXICO - 6.0%
MXN	4,250,000		America Movil SAB de C.V.	6.450	12/05/22	309,797
	$400,000	g	BBVA Bancomer S.A.	6.750	09/30/22	453,000
	200,000	g	BBVA Bancomer S.A.	4.375	04/10/24	204,000
	400,000	g	Cemex Finance LLC	6.000	04/01/24	407,880
EUR	150,000	g	Cemex SAB de C.V.	4.750	01/11/22	187,033
	$200,000	g	Comision Federal de Electricidad	4.875	01/15/24	211,000
	200,000	g	Controladora Mabe S.A. de C.V.	7.875	10/28/19	228,650
	400,000	g	Empresas ICA SAB de C.V.	8.875	05/29/24	406,000
	200,000	g	Mexichem SAB de C.V.	5.875	09/17/44	200,000
	100,000		Pemex Project Funding Master Trust	6.625	06/15/35	118,000
	100,000	g,h	Petroleos Mexicanos	4.250	01/15/25	101,230
	230,000		Petroleos Mexicanos	5.500	06/27/44	239,775
	110,000	h	Petroleos Mexicanos	6.375	01/23/45	126,214
	200,000	g	Trust F	5.250	12/15/24	211,000
			TOTAL MEXICO			3,403,579

301

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

MOROCCO - 1.2%
$400,000	g	OCP S.A.	5.625%	04/25/24	$419,580
200,000	g	OCP S.A.	6.875	04/25/44	218,290
		TOTAL MOROCCO			637,870

NIGERIA - 0.7%
400,000	g	Zenith Bank plc	6.250	04/22/19	394,000
		TOTAL NIGERIA			394,000

PERU - 3.0%
250,000	g	Banco de Credito del Peru	4.250	04/01/23	250,625
200,000	g,i	BBVA Banco Continental S.A.	5.250	09/22/29	202,300
300,000	g	Corp Lindley S.A.	6.750	11/23/21	327,750
200,000	g	Corp Lindley S.A.	4.625	04/12/23	195,500
200,000	g	Transportadora de Gas del Peru S.A.	4.250	04/30/28	192,000
550,000	g	Union Andina de Cementos SAA	5.875	10/30/21	558,360
		TOTAL PERU			1,726,535

POLAND - 0.8%
400,000	g	PKO Finance AB	4.630	09/26/22	419,500
		TOTAL POLAND			419,500

RUSSIA - 3.4%
400,000	g	EDC Finance Ltd	4.875	04/17/20	362,000
200,000	g	Lukoil International Finance BV	3.416	04/24/18	190,750
600,000	g	Lukoil International Finance BV	6.125	11/09/20	610,500
400,000	g	Vimpelcom Holdings	7.504	03/01/22	399,000
400,000	g	VimpelCom Holdings BV	5.950	02/13/23	367,532
		TOTAL RUSSIA			1,929,782

SINGAPORE - 0.7%
400,000	g,i	Oversea-Chinese Banking Corp Ltd	4.000	10/15/24	407,388
		TOTAL SINGAPORE			407,388

SOUTH AFRICA - 2.5%
225,000		AngloGold Ashanti Holdings plc	5.125	08/01/22	213,200
600,000	g	Eskom Holdings Ltd	5.750	01/26/21	619,620
400,000	g	Eskom Holdings SOC Ltd	6.750	08/06/23	430,500
200,000	g	Transnet SOC Ltd	4.000	07/26/22	192,540
		TOTAL SOUTH AFRICA			1,455,860

SRI LANKA - 0.7%
400,000	g	National Savings Bank	5.150	09/10/19	396,000
		TOTAL SRI LANKA			396,000

TURKEY - 3.9%
200,000	g	Export Credit Bank of Turkey	5.000	09/23/21	201,532
200,000	g	Turk Telekomunikasyon AS.	4.875	06/19/24	198,508
302

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$200,000	g	Turkiye Garanti Bankasi AS.	4.750%	10/17/19	$202,912
	200,000	g	Turkiye Halk Bankasi AS.	4.750	06/04/19	200,580
	400,000	g	Turkiye Is Bankasi	5.000	04/30/20	402,000
	400,000	g	Turkiye Is Bankasi	5.000	06/25/21	398,280
	200,000	g	Turkiye Sise ve Cam Fabrikalari AS.	4.250	05/09/20	196,348
	400,000	g	Yasar Holdings AS.	8.875	05/06/20	400,000
			TOTAL TURKEY			2,200,160

UNITED KINGDOM - 0.7%
	400,000	g	Jaguar Land Rover Automotive plc	4.250	11/15/19	402,000
			TOTAL UNITED KINGDOM			402,000

VENEZUELA - 1.6%
	300,000		Petroleos de Venezuela S.A.	5.250	04/12/17	198,900
	530,000	g	Petroleos de Venezuela S.A.	8.500	11/02/17	401,422
	600,000		Petroleos de Venezuela S.A.	5.375	04/12/27	285,000
			TOTAL VENEZUELA			885,322

			TOTAL CORPORATE BONDS			27,907,179
			(Cost $27,902,870)

GOVERNMENT BONDS - 49.4%

AZERBAIJAN - 0.8%
	440,000	g	Republic of Azerbaijan International Bond	4.750	03/18/24	458,150
			TOTAL AZERBAIJAN			458,150

BAHRAIN - 0.4%
	200,000	g	Bahrain Government International Bond	6.000	09/19/44	207,000
			TOTAL BAHRAIN			207,000

BARBADOS - 0.6%
	250,000	g	Barbados Government International Bond	6.625	12/05/35	201,750
	250,000		Barbados Government International Bond	6.625	12/05/35	201,750
			TOTAL BARBADOS			403,500

BRAZIL - 2.5%
	575,000	g	Brazil Loan Trust	5.477	07/24/23	598,000
	400,000	g	Brazil Minas SPE via State of Minas Gerais	5.333	02/15/28	402,000
BRL	1,060,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/17	410,180
			TOTAL BRAZIL			1,410,180

COLOMBIA - 2.2%
COP	660,000,000		Colombia Government International Bond	4.375	03/21/23	283,086
	$535,000		Colombia Government International Bond	4.000	02/26/24	548,910
	200,000		Colombia Government International Bond	5.625	02/26/44	223,321
COP	400,000,000		Colombian TES	5.000	11/21/18	192,037
			TOTAL COLOMBIA			1,247,354
303

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

COSTA RICA - 0.6%
	$200,000	g	Costa Rica Government International Bond	4.250%	01/26/23	$190,000
	200,000	g	Costa Rica Government International Bond	4.375	04/30/25	186,000
			TOTAL COSTA RICA			376,000

CROATIA - 2.0%
	375,000	g	Croatia Government International Bond	6.250	04/27/17	401,602
	440,000	g	Croatia Government International Bond	6.375	03/24/21	483,450
	275,000	g	Croatia Government International Bond	6.000	01/26/24	297,344
			TOTAL CROATIA			1,182,396

DOMINICAN REPUBLIC - 0.8%
DOP	17,250,000	g	Dominican Republic International Bond	14.000	05/12/17	430,905
			TOTAL DOMINICAN REPUBLIC			430,905

EL SALVADOR - 0.5%
	$275,000	g	El Salvador Government International Bond	6.375	01/18/27	281,875
			TOTAL EL SALVADOR			281,875

GHANA - 1.1%
	650,000	g	Republic of Ghana	8.125	01/18/26	653,250
			TOTAL GHANA			653,250

GREECE - 0.5%
EUR	238,000	g	Hellenic Republic Government Bond	4.750	04/17/19	272,454
			TOTAL GREECE			272,454

GUATEMALA - 0.4%
	$200,000	g	Guatemala Government Bond	5.750	06/06/22	219,500
			TOTAL GUATEMALA			219,500

HUNGARY - 2.5%
	1,000,000		Hungary Government International Bond	5.750	11/22/23	1,100,000
	250,000		Hungary Government International Bond	7.625	03/29/41	323,125
			TOTAL HUNGARY			1,423,125

INDONESIA - 3.0%
	200,000	g	Indonesia Government International Bond	3.750	04/25/22	199,000
	655,000	g	Indonesia Government International Bond	3.375	04/15/23	627,163
	400,000	g	Indonesia Government International Bond	6.750	01/15/44	490,500
IDR	4,900,000,000		Indonesia Treasury Bond	7.875	04/15/19	405,867
			TOTAL INDONESIA			1,722,530

JAMAICA - 0.8%
	$400,000		Jamaica Government International Bond	7.625	07/09/25	427,500
			TOTAL JAMAICA			427,500

KENYA - 1.3%
	200,000	g	Kenya Government International Bond	5.875	06/24/19	207,250
304

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

	$200,000	g	Kenya Government International Bond	6.875%	06/24/24	$213,000
KES	28,600,000		Kenya Infrastructure Bond	11.000	10/12/26	314,760
			TOTAL KENYA			735,010

MALAYSIA - 0.3%
MYR	570,000		Malaysia Government Bond	3.314	10/31/17	171,854
			TOTAL MALAYSIA			171,854

MEXICO - 1.6%
MXN	9,140,000		Mexican Bonos	6.500	06/09/22	710,498
	$200,000		Mexico Government International Bond	4.750	03/08/44	203,100
			TOTAL MEXICO			913,598

MOROCCO - 0.7%
	400,000	g	Morocco Government International Bond	5.500	12/11/42	407,000
			TOTAL MOROCCO			407,000

NAMIBIA - 0.4%
	200,000	g	Namibia International Bonds	5.500	11/03/21	216,000
			TOTAL NAMIBIA			216,000

NIGERIA - 1.2%
	270,000	g	Nigeria Government International Bond	6.375	07/12/23	286,200
NGN	65,000,000		Nigeria Treasury Bill	1.000	01/08/15	384,926
			TOTAL NIGERIA			671,126

PANAMA - 1.3%
	$250,000		Panama Government International Bond	5.200	01/30/20	276,250
	440,000		Panama Government International Bond	4.000	09/22/24	449,900
			TOTAL PANAMA			726,150

PARAGUAY - 0.8%
	400,000	g	Republic of Paraguay	6.100	08/11/44	428,500
			TOTAL PARAGUAY			428,500

PERU - 0.5%
PEN	850,000	g	Peruvian Government International Bond	5.700	08/12/24	289,750
			TOTAL PERU			289,750

PHILIPPINES - 1.8%
	$400,000		Philippine Government International Bond	4.200	01/21/24	431,500
	250,000		Philippine Government International Bond	5.500	03/30/26	291,875
PHP	12,000,000		Philippine Government International Bond	6.250	01/14/36	292,412
			TOTAL PHILIPPINES			1,015,787

POLAND - 2.0%
	$545,000		Poland Government International Bond	5.000	03/23/22	612,444
	465,000		Poland Government International Bond	4.000	01/22/24	488,628
			TOTAL POLAND			1,101,072
305

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL			ISSUER	RATE	MATURITY DATE	VALUE

REPUBLIC OF SERBIA - 0.7%
	$400,000	g	Republic of Serbia	5.875%	12/03/18	$423,752
			TOTAL REPUBLIC OF SERBIA			423,752

ROMANIA - 0.8%
	220,000	g	Romanian Government International Bond	4.375	08/22/23	229,075
	200,000	g	Romanian Government International Bond	4.875	01/22/24	215,500
			TOTAL ROMANIA			444,575

RUSSIA - 1.6%
	334,050	i	Russia Government International Bond	7.500	03/31/30	378,977
	500,000	g	Russian Foreign Bond - Eurobond	5.000	04/29/20	515,060
			TOTAL RUSSIA			894,037

SLOVENIA - 0.8%
	200,000	g	Slovenia Government International Bond	5.500	10/26/22	219,750
	200,000	g	Slovenia Government International Bond	5.250	02/18/24	215,376
			TOTAL SLOVENIA			435,126

SOUTH AFRICA - 3.1%
ZAR	5,700,000		South Africa Government Bond	6.500	02/28/41	402,136
	$495,000		South Africa Government International Bond	5.875	09/16/25	559,350
	750,000		South Africa Government International Bond	5.375	07/24/44	776,250
			TOTAL SOUTH AFRICA			1,737,736

SRI LANKA - 1.3%
	475,000	g	Sri Lanka Government International Bond	6.000	01/14/19	503,500
	200,000	g	Sri Lanka Government International Bond	6.250	07/27/21	212,500
			TOTAL SRI LANKA			716,000

SUPRANATIONAL - 1.0%
INR	18,350,000		European Bank for Reconstruction & Development	6.000	03/03/16	300,026
	18,000,000		Inter-American Development Bank	7.125	07/24/15	295,534
			TOTAL SUPRANATIONAL			595,560

TURKEY - 5.3%
	$400,000		Republic of Turkey	6.000	01/14/41	443,280
TRY	995,000		Turkey Government Bond	7.100	03/08/23	409,612
	$250,000		Turkey Government International Bond	6.750	04/03/18	279,375
	175,000		Turkey Government International Bond	7.500	11/07/19	206,229
	200,000		Turkey Government International Bond	5.625	03/30/21	218,996
	200,000		Turkey Government International Bond	5.125	03/25/22	212,600
	350,000		Turkey Government International Bond	5.750	03/22/24	386,505
	200,000		Turkey Government International Bond	7.375	02/05/25	247,190
	110,000		Turkey Government International Bond	8.000	02/14/34	148,225
	400,000		Turkey Government International Bond	6.875	03/17/36	484,000
			TOTAL TURKEY			3,036,012
306

TIAA-CREF FUNDS - Emerging Markets Debt Fund

PRINCIPAL		ISSUER	RATE	MATURITY DATE	VALUE

UKRAINE - 1.1%
$300,000	g	Ukraine Government International Bond	6.750%	11/14/17	$261,750
425,000	g	Ukraine Government International Bond	7.800	11/28/22	367,710
		TOTAL UKRAINE			629,460

URUGUAY - 0.4%
200,000		Uruguay Government International Bond	4.500	08/14/24	211,000
		TOTAL URUGUAY			211,000

VENEZUELA - 2.7%
260,000		Venezuela Government International Bond	5.750	02/26/16	221,000
905,000		Venezuela Government International Bond	7.750	10/13/19	585,987
300,000		Venezuela Government International Bond	9.000	05/07/23	192,750
525,000		Venezuela Government International Bond	7.650	04/21/25	315,000
300,000		Venezuela Government International Bond	9.250	05/07/28	190,500
		TOTAL VENEZUELA			1,505,237

		TOTAL GOVERNMENT BONDS			28,020,061
		(Cost $28,020,445)

		TOTAL BONDS			55,927,240
		(Cost $55,923,315)

		TOTAL INVESTMENTS - 98.6%			55,927,240
		(Cost $55,923,315)
		OTHER ASSETS & LIABILITIES, NET - 1.4%			780,879
		NET ASSETS - 100.0%			$56,708,119

Abbreviation(s):
	BRL	Brazilian Real
	COP	Columbian Peso
	DOP	Dominican Peso
	EUR	Euro
	IDR	Indonesian Rupiah
	INR	Indian Rupee
	KES	Kenyan Shilling
	MXN	Mexican Peso
	MYR	Malaysian Ringgit
	NGN	Nigerian Naira
	PEN	Peruvian Nuevo Sol
	PHP	Philippine Peso
	TRY	Turkish Lira
	ZAR	South African Rand

g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933. Such securities are deemed liquid and may be resold in transactions exempt from registration to qualified institutional buyers. At 9/30/14, the aggregate value of these securities, including those in “Other,” was $35,876,676, or 63.3% of net assets.
h	All or a portion of these securities were purchased on a delayed delivery basis.
i	Floating or variable rate security. Coupon rate reflects the rate at period end.
307

TIAA-CREF FUNDS - Emerging Markets Debt Fund

TIAA-CREF FUNDS

EMERGING MARKETS DEBT FUND

SUMMARY OF MARKET VALUES BY SECTOR

October 31, 2014

SECTOR	VALUE	% OF NET ASSETS
GOVERNMENT	$28,020,061	49.4%
FINANCIALS	8,274,485	14.5
ENERGY	5,127,346	9.0
UTILITIES	4,921,155	8.7
MATERIALS	3,601,889	6.4
TELECOMMUNICATION SERVICES	2,443,695	4.3
INDUSTRIALS	1,619,340	2.9
CONSUMER DISCRETIONARY	993,613	1.8
CONSUMER STAPLES	523,250	0.9
INFORMATION TECHNOLOGY	402,406	0.7
OTHER ASSETS & LIABILITIES, NET	780,879	1.4

NET ASSETS	$56,708,119	100.0%
308

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the TIAA-CREF Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund, Social Choice Equity Fund, Emerging Markets Equity Fund, Enhanced International Equity Index Fund, Global Natural Resources Fund, International Equity Fund, International Opportunities Fund, Equity Index Fund, Large-Cap Growth Index Fund, Large-Cap Value Index Fund, S&P 500 Index Fund, Small-Cap Blend Index Fund, Emerging Markets Equity Index Fund, International Equity Index Fund, and Emerging Markets Debt Fund (twenty-two of the portfolios constituting the TIAA-CREF Funds, hereinafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2014

309

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) An evaluation was performed within 90 days of the filing date of the report under the supervision of the Registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the principal executive officer and principal financial officer, concluded that the Registrant’s disclosure controls and procedures were effective for this annual reporting period.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s annual period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF FUNDS

Dated: December 11, 2014	By:	/s/ Robert G. Leary
Robert G. Leary President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Dated: December 11, 2014	By:	/s/ Robert G. Leary
Robert G. Leary President and Principal Executive Officer (principal executive officer)

Dated: December 11, 2014	By:	/s/ Phillip G. Goff
Phillip G. Goff Principal Financial Officer, Principal Accounting Officer and Treasurer (principal financial officer)

EXHIBIT INDEX

Item 12. Exhibits.

12(a)(1) Copy of current SOX code of ethics for Senior Financial Officers

12(a)(2)(i) Section 302 certification of the principal executive officer

12(a)(2)(ii) Section 302 certification of the principal financial officer

12(b) Section 906 certification of principal executive officer and principal financial officer